UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)       The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2023
Classes A, C, I, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Duration High Income Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
ICE BofA 1-3 Year U..S. Treasury Index	The index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	The index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity of less than 3 years and rated BB1 through BB3, inclusive. The index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in US domestic market.
Bloomberg GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Universal Bond Index	The index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Managers’ Report	Voya GNMA Income Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

U.S. Government Agency Obligations	67.6%
Collateralized Mortgage Obligations	50.3%
Commercial Mortgage-Backed Securities	3.1%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(21.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -4.53%, compared to the Bloomberg GNMA Index (the “Index” or “Bloomberg GNMA”), which returned -4.48%, for the same period.
Portfolio Specifics: Monetary policy backdrop has changed drastically from the previous year as the US Federal Reserve has embarked on a policy tightening campaign aimed at reducing inflation, most likely, at the expense of the labor market. Since March of last year, the Fed has increased the Fed Funds rate by 4.75% resulting in an inverted 2-10s yield curve for the majority of the period. As of March 31, 2023, the difference between 2-year and 10-year rate stands at 56 basis points (“bp”), inverted. Additionally, although the bulk of Fed tightening is behind us, the market currently expects another 25 bp rate hike in May. Afterwards, there will be a divergence between market expectation and Fed guidance when it comes to the rate path going into next year.
Excess performance of the Fund was largely driven by off-benchmark collateralized mortgage obligation (“CMO”) holdings. Additional contribution came in the form of duration and curve exposure.
The Fund’s net asset value decreased greater than 7%, primarily driven by price depreciation into the massive rate sell-off.
The Fund uses Treasury futures to hedge exposure to interest rate risk. A mild short position in duration and a flattening bias across key rate durations detracted for the fiscal year.
Current Strategy & Outlook: The landscape for agency mortgage-backed securities (“MBS”) and the US housing market has materially evolved since early 2022. Due to Fed’s aggressive rate hike schedule, currently around 99% of the mortgage universe does not have an economic rate incentive to refinance according to Morgan Stanley’s Total Refinance-able Index. On a national level, home price appreciated by 3% from March 2022 to June 2022 and have been steadily declining since then resulting in home prices remaining flat year-over-year. As a result of stable, if not falling, home prices keeping home-owner equity elevated, cash-out refinancings for newly originated mortgages will remain muted, in our opinion. Additionally, the combination of worsening housing affordability and declining housing inventory has led to lower turnover speeds. These factors combined have caused historically low prepayment speeds and very low organic net supply.
Going forward, as the Fed approaches the end of their rate hiking cycle and pauses to learn the efficacy of the rate increases thus far, treasury and mortgage rates in our view, should stabilize, and rate volatility should decline. As a result of the banking crisis in Spring 2023, banks could start tightening their credit box in the near term. In the long run, bank demand will remain an interesting debate, with the market balancing the odds of increased bank demand stemming from an expansion of BASEL guidelines to regional banks, versus the odds of lower bank demand resulting from additional restrictions imposed on duration and convexity exposures. Given the influences mentioned above, among others, we will continue to monitor changing trends in purchases and refinancings and analyze how borrowers react in the current environment.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya GNMA Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-6.97%	-0.29%	0.52%
Class C(2)	-6.21%	-0.55%	0.02%
Class I	-4.11%	0.54%	1.08%
Class R6(3)	-4.21%	0.54%	1.08%
Class W	-4.15%	0.49%	1.05%
Excluding Sales Charge:
Class A	-4.53%	0.21%	0.77%
Class C	-5.28%	-0.55%	0.02%
Class I	-4.11%	0.54%	1.08%
Class R6(3)	-4.21%	0.54%	1.08%
Class W	-4.15%	0.49%	1.05%
Bloomberg GNMA	-4.48%	0.26%	0.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
R6 incepted on July 31, 2020. Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	92.9%
Bank Loans	0.8%
Common Stock	0.3%
Convertible Bonds/Notes	0.0%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.07%, compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg High Yield Bond — 2% Issuer Constrained Composite”), which returned -3.35%, for the same period.
Portfolio Specifics: Inflationary pressures remained top of mind, forcing the U.S. Federal Reserve to aggressively raise interest rates further into restrictive territory. This led to periodic rate volatility and higher overall yields, dampening bond market returns during the trailing 12-month period. Spreads for the high yield (“HY”) bond market ended the period 130 basis points (“bp”) wider on an option-adjusted basis (“OAS”) at 455 bp, as the prospects for a recession quickly grew, and the fundamental health of HY issuers came into focus.
Within the Fund, security selection in media and entertainment, cable and satellite and technology detracted from performance. In contrast, relative benefits included security selection in retailers, an underweight allocation to healthcare and pharma, and the portfolio’s cash position, which provided a positive effect due to the negative total returns experienced in the overall HY bond market.
Current Strategy & Outlook: In our opinion, strains in parts of the financial system are likely to cause the Fed to trim its tightening plans. We believe quick action by regulators has largely addressed concerns of systemic risk in the banking system. In our view, bank balance sheets are generally healthy, and the lack of fundamental consumer and corporate imbalances should limit the severity of any sort of
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.7%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
Ford Motor Credit Co. LLC, 4.125%, 08/17/27	0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/29	0.6%
Carnival Corp., 6.000%, 05/01/29	0.5%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
EnLink Midstream LLC, 5.375%, 06/01/29	0.5%
PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/29	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
economic downturn that may materialize.
The long game still needs to play out: a higher cost of capital for banks will tighten lending conditions and raise borrowing costs for companies and consumers, increasing the potential for at least a mild recession, in our view. Since the challenges to the banking system are likely to be disinflationary, further Fed rate hikes may be limited. In our opinion, the focus may soon shift to when the Fed might begin lowering rates. For that to happen, we believe labor markets and economic growth would need to weaken substantially from current levels. Employment data remain solid despite an uptick in the unemployment rate, and the economy has remained remarkably resilient, supported by strong consumer spending.
We believe the HY market would be able to reasonably navigate a mild recessionary outcome with no broad contagion risk from the banking fallout. In terms of sector positioning, we remain positive on the energy sector and are looking to add some exposure after trimming exposure early in the year on tight valuations. Our view is shaped by a positive surprise from Organization of the Petroleum Exporting Countries to support prices in the near term and ongoing structural tailwinds given capital discipline of energy companies and underinvestment in the sector. Additionally, we also remain overweight building materials due to favorable supply and demand dynamics in the housing sector, despite the increase in mortgage rates. With the widening in spreads in March, valuations appear more attractive, and the fundamental health of HY issuers remains generally adequate. Nonetheless, we expect dispersion in performance among borrowers to continue and pockets of stress to emerge as the cycle matures. As such, our focus will be on security selection and finding pockets of value in an increasingly dispersed market.

*
Effective May 1, 2023, Mohamed Basma, CFA was added as a portfolio manager for the Fund and Richard Cumberledge, CFA was removed as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 Year	Since Inception of Class R January 30, 2014
Including Sales Charge:
Class A(1)	-7.40%	1.75%	2.99%	—
Class C(2)	-6.75%	1.48%	2.46%	—
Class I	-4.83%	2.59%	3.60%	—
Class R	-5.38%	1.99%	—	2.74%
Class R6(3)	-4.74%	2.68%	3.52%	—
Class W	-4.88%	2.53%	3.52%	—
Excluding Sales Charge:
Class A	-5.07%	2.26%	3.24%	—
Class C	-5.87%	1.48%	2.46%	—
Class I	-4.83%	2.59%	3.60%	—
Class R	-5.38%	1.99%	—	2.74%
Class R6(3)	-4.74%	2.68%	3.52%	—
Class W	-4.88%	2.53%	3.52%	—
Bloomberg High Yield Bond – 2% Issuer Constrained Composite	-3.35%	3.19%	4.09%	3.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on August 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	30.2%
U.S. Government Agency Obligations	20.1%
Collateralized Mortgage Obligations	16.1%
U.S. Treasury Obligations	14.7%
Asset-Backed Securities	11.5%
Commercial Mortgage-Backed Securities	6.0%
Sovereign Bonds	0.4%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.82% compared to the Bloomberg U.S. Aggregate Bond Index (the “Index” or “Bloomberg U.S. Aggregate Bond”), which returned -4.78% for the same period.
Portfolio Specifics: Bond markets continued to struggle against the backdrop of interest rate hikes from the U.S. Federal Reserve. Trailing 12-month performance for bonds, as measured by the Bloomberg Aggregate remained negative. On the heels of one of the most difficult calendar years for bonds, returns recovered in the second half of the reporting period. The first six months of negative performance reflected persistent inflation pressures and a determined hawkish Fed, with the 10-year Treasury yield reaching nearly 4.25% during the fall. As inflation peaked, yields eased and bond markets staged a recovery rally to erase some of the earlier losses. The rally was tempered after a gangbuster employment report for the month of January 2023 and continued comments from Fed officials to raise interest rates further. The rally was then reignited with challenges in some US regional banks as well as the takeover of Credit Suisse by Swiss rival UBS. Higher interest rates and higher bond volatility remained a challenge and non-government sectors struggled and broadly trailed the US Treasury market for the trailing 12 months.
Sector allocations for the entire period detracted from performance, with overweights detracting from performance the most in the first 3-months. Early in the period, credit markets struggled as investors grew weary of the economic risks — including a recession — as a result of the Fed’s aggressive tightening program. Overweights across corporate and securitized sectors weighed performance during this time. Markets then proved more resilient as the economy continued to show signs of growth and inflation showed signs of peaking in the fall of 2022. This combination fueled a rally across
Top Ten Holdings as of March 31, 2023 (as a percentage of net assets)

United States Treasury Note, 3.625%, 03/31/28	2.7%
United States Treasury Bond, 3.875%, 02/15/43	2.6%
United States Treasury Note, 4.625%, 03/15/26	2.4%
United States Treasury Note, 3.875%, 03/31/25	1.6%
United States Treasury Bond, 4.000%, 11/15/52	1.3%
United States Treasury Note, 2.750%, 05/15/25	0.6%
United States Treasury Note, 3.500%, 02/15/33	0.6%
Uniform Mortgage-Backed Securities, 3.000%, 05/01/52	0.6%
United States Treasury Note, 4.000%, 02/29/28	0.6%
Uniform Mortgage-Backed Securities, 3.000%, 01/01/52	0.6%
Portfolio holdings are subject to change daily.
non-government sectors that permitted the Fund to recapture performance later in the period.
Security selection, in aggregate, added to performance over the period. The most notable contributions came from agency residential mortgage-backed (“RMBS”) securities that included collateralized mortgage obligations and other non-standard pools. As well as, investment grade (“IG”) where our preference for BBB rated bonds and limited exposure to regional banks supported performance. Detractions arose within asset-backed security which captures our investments in higher yielding collateralized loan obligations, as well as commercial mortgage-backed securities (“CMBS”) were our more credit sensitive investment trailed the broader market.
Duration and yield curve positioning detracted from performance. The Fund’s yield curve positioning and the convexity profile weighed on performance as rate volatility remained elevated throughout the reporting period.
The Fund primarily used futures and swaps for cash management purposes. As a result, derivatives had a negative impact on performance during the reporting period.
Current Strategy & Outlook: High levels of rate volatility illustrate the lack of certainty regarding the direction of the Fed, the economy and markets. On the one hand, we believe the left tail risk of reaccelerating inflation has diminished, on the other, a new scenario of a more widespread banking crisis has taken its place. While the likelihood of either of these scenarios materializing, in our opinion, remains slim, so does the likelihood of a soft landing. All of this adds to the challenges of navigating this environment.
We remain relatively defensive, with a preference for higher quality spread sectors such as IG corporates and agency mortgages. We are comfortable with our mortgage credit exposure, non-agency RMBS and credit risk transfer securities. We believe commerical real estate will likely face difficult refinancing conditions going forward, testing the CMBS market. However, in a departure from the previous, long-standing paradigm of “location, location, location”, it is our opinion that property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our preference is tilted toward multi-family properties, and away from office. With a bias towards liquidity, tactical trades will most likely take place in the corporate arena.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-8.13%	0.21%	1.31%
Class C(2)	-7.46%	-0.07%	0.81%
Class I	-5.51%	1.04%	1.92%
Class R	-6.04%	0.44%	1.32%
Class R6(3)	-5.46%	1.10%	1.95%
Class W	-5.59%	0.96%	1.83%
Excluding Sales Charge:
Class A	-5.82%	0.71%	1.57%
Class C	-6.54%	-0.07%	0.81%
Class I	-5.51%	1.04%	1.92%
Class R	-6.04%	0.44%	1.32%
Class R6(3)	-5.46%	1.10%	1.95%
Class W	-5.59%	0.96%	1.83%
Bloomberg U.S. Aggregate Bond	-4.78%	0.91%	1.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Short Duration High Income Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	97.5%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Duration High Income Fund (the “Fund”) seeks a high level of current income with lower volatility than the broader high yield market. The Fund is managed by James Dudnick, CFA, Justin Kass, CFA and Steven Gish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on February 9, 2023, through March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.21% compared to the ICE BofA 1 – 3 year U.S. Treasury Index and ICE BofA 1 – 3 year BB U.S. Cash Pay High Index, which returned 1.27% and 0.36%, respectively, for the same period.
Portfolio Specifics: The broad high-yield bond market was volatile, with March ushering in the two largest U.S. bank failures since 2008 and the collapse of Credit Suisse in Europe. Headlines rattled markets initially. But U.S. investor confidence was quickly restored as the Federal Reserve and U.S. government responded decisively and with unprecedented speed to tackle the issues facing regional banks; and UBS stepped in to purchase Credit Suisse.
For the reporting period, the Fund’s exposures to financial services, healthcare and media detracted from performance. By contrast, Fund performance benefited from industry weightings and a consistent credit selection framework. Industries contributing the most to performance were technology, support-services, and air transportation.
Current Strategy & Outlook: In our view, the Fund’s short duration high income strategy remains an attractive fixed income solution in an environment of tighter monetary conditions and slowing economic growth. As investors seek to adjust to higher interest rates without taking excess credit risk, the Fund’s shorter maturity profile emphasizes securities that are likely to be repaid the soonest. In our opinion, this potentially lessens the price volatility that may be highly amplified in passively managed, indexed strategies.
While the current period has been compared to the financial crisis of 2008, there are key differences. Most important, the financial crisis of 2008 was a credit crisis. Today, banks are better capitalized — leverage is lower and liquidity is higher. Rather than being a challenge to the entire industry, problems
Top Ten Holdings as of March 31, 2023 (as a percentage of net assets)

Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/26	3.7%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/27	3.3%
DISH DBS Corp., 5.250%, 12/01/26	3.1%
SeaWorld Parks & Entertainment, Inc., 8.750%, 05/01/25	2.8%
Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 11.500%, 02/15/28	2.4%
Millennium Escrow Corp., 6.625%, 08/01/26	2.3%
RP Escrow Issuer LLC, 5.250%, 12/15/25	2.2%
LD Holdings Group LLC, 6.500%, 11/01/25	2.2%
Goodyear Tire & Rubber Co/The, 9.500%, 05/31/25	2.0%
Delta Air Lines, Inc., 7.000%, 05/01/25	2.0%
Portfolio holdings are subject to change daily.
appear to be limited to a few regional banks that grossly mismanaged duration risk and assumed low-rate deposits were sticky. Also, unlike the illiquid assets on bank balance sheets in 2008, in the 2023 crisis the regional banks had invested their deposits in highly liquid assets. Finally, unlike 2008, the Fed and U.S. government responded with unprecedented speed to current events, preventing a worse outcome.
Until the extent of bank stress spillover is well understood, it is difficult to estimate the impact on the overall economy. Credit accessibility — a potential downstream effect — could impact spending and hiring, potentially curbing growth. Lagged effects of policy tightening and the durability of household balance sheets are additional risks.
Tightening credit conditions have the same effect as rate increases and therefore can serve as a substitute, allowing the Fed to be less hawkish. The most recent Federal Open Market Committee (“FOMC”) policy statement reinforces this view, with the Fed softening its rate guidance language. In light of this, it’s notable that the two-year U.S. Treasury yield — historically, a directional indicator of the Fed funds rate — has dropped sharply from its peak. Finally, inflation continues to recede, in our view also aligning with a less aggressive Fed in the future.
In our view, U.S. high yield’s risk/reward opportunity is compelling. We believe the asset class enjoys a favorable technical backdrop, due to robust “rising star” volume and a less active primary market in 2022, following record new issuance in 2020 and 2021. Credit statistics and fundamentals are healthy, near-term refinancing obligations remain low and managements continue to prioritize debt reduction. As a result, defaults are expected to normalize but not significantly exceed historical averages. A supportive commodity price backdrop also substantiates this view. With the market trading at a deep discount to face value, we believe high-yield bonds offer attractive total return potential and higher spreads that compensate for the risks.
Longer duration issues are the most likely to be impacted by rising interest rates, but in our view, the overall high-yield market should have a dampened response due to its larger coupon relative to other fixed income alternatives. As a result, we believe U.S. high yield bonds offer investors compelling opportunities for diversification and performance potential, through attractive yields with lower rate sensitivity.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Short Duration High Income Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception of Class A, I and R6 Febraury 9, 2023
Including Sales Charge:
Class A(1)	-2.73%
Class I	-0.17%
Class R6	-0.17%
Excluding Sales Charge:
Class A	-0.21%
Class I	-0.17%
Class R6	-0.17%
ICE BofA 1-3 year U.S. Treasury Index(2)	1.27%
ICE BofA 1-3 year BB U.S. Cash Pay High Yield Index(2)	0.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Duration High Income Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Since inception performance for the index is shown as of February 9, 2023.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	38.0%
U.S. Treasury Obligations	25.4%
Asset-Backed Securities	18.6%
Commercial Mortgage-Backed Securities	7.6%
Collateralized Mortgage Obligations	6.1%
U.S. Government Agency Obligations	0.1%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.83% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg U.S. 1-3 Year Government/Credit Bond”), which returned 0.26%, for the same period.
Portfolio Specifics: On the heels of one of the most difficult calendar years for bonds, returns recovered in the second half of the reporting period. The first six months of negative performance reflected persistent inflation pressures and a determined hawkish Fed, with the 10-year Treasury yield reaching nearly 4.25% during the fall. As inflation peaked, yields eased and bond markets staged a recovery rally to erase some of the earlier losses. The rally was tempered after a gangbuster employment report for the month of January 2023 and continued comments from U.S. Federal Reserve officials to raise interest rates further. The rally was then reignited with challenges in some U.S. regional banks as well as the takeover of Credit Suisse by Swiss rival UBS. Higher interest rates and higher bond volatility remained a challenge and non-government sectors struggled and broadly trailed the U.S. Treasury market for the trailing 12 months.
Duration positioning detracted most for the period, followed by sector allocation. Security selection contributed. Rate volatility driven by Fed hawkishness and mixed data prints contributed to the negative print from duration. Sector allocation detraction was led by commercial mortgage-backed securities (“CMBS”), as the sector struggled to locate financing, particularly within office properties, and commercial real estate (“CRE”) investments by regional banks had knock on effects on the sector amid the regional banking crisis in March. Positive security selection was driven by selection within investment grade corporates where we focus on financials and industrials, and we are
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

United States Treasury Note, 4.625%, 03/15/26	16.4%
United States Treasury Note, 0.125%, 01/15/24	6.9%
United States Treasury Note, 3.875%, 03/31/25	1.2%
UBS-Barclays Commercial Mortgage Trust 2013-C6 C, 4.102%, 04/10/46	1.2%
Ginnie Mae 2015-H32 FH, 5.226%, 12/20/65	1.0%
BRSP 2021-FL1 B Ltd., 6.661%, 08/19/38	1.0%
Ginnie Mae Series 2016-H16 FE, 3.155%, 06/20/66	1.0%
OHA Credit Partners XIII Ltd. 2016-13A AR, 5.985%, 10/25/34	0.9%
BBCMS Trust 2021-AGW E, 7.834%, 06/15/36	0.9%
OHA Credit Partners XVI 2021-16A A, 5.945%, 10/18/34	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
overweight to BBB and A rated bonds.
During the reporting period, the Fund used futures primarily for cash management purposes, as well as some Credit Default Swap Index (“CDX”) as hedges. As a result, derivatives had a negative impact on performance, as we used the CDX to hedge overall fund risk as opposed to using them for natural duration hedging.
Current Strategy & Outlook: Looking forward, we believe the left tail risk of reaccelerating inflation has diminished, however a new scenario of a more widespread banking crisis has taken its place. While, in our opinion, the likelihood of either of these scenarios materializing remains slim, so does the likelihood of a soft landing. Services inflation remains too hot for comfort and will limit the Fed’s ability to ease in response to further signs of stress. As a result, we remain relatively defensive, with a preference for higher quality spread sectors. Sticking with our preference of consumer related risk over corporate risk, we are comfortable with our asset-backed security exposure, however, in an effort to remain liquid, tactical trades will most likely take place in the corporate arena. And finally, as alluded to above, we believe CRE will likely face difficult refinancing conditions going forward. However, in a departure from the previous, long-standing paradigm of “location, location, location”, in our opinion, property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our bias is tilted toward multi-family properties, and away from office.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 year	Since Inception of Class R July 31, 2014
Including Sales Charge:
Class A(1)	-3.35%	0.55%	0.75%	—
Class C(2)	-2.44%	0.33%	0.26%	—
Class I	-0.54%	1.36%	1.29%	—
Class R	-0.96%	0.89%	—	0.76%
Class R6(3)	-0.50%	1.39%	1.33%	—
Class W	-0.47%	1.38%	1.28%	—
Excluding Sales Charge:
Class A	-0.83%	1.06%	1.01%	—
Class C	-1.47%	0.33%	0.26%	—
Class I	-0.54%	1.36%	1.29%	—
Class R	-0.96%	0.89%	—	0.76%
Class R6(3)	-0.50%	1.39%	1.33%	—
Class W	-0.47%	1.38%	1.28%	—
Bloomberg U.S. 1-3 Year Government/Credit Bond	0.26%	1.26%	1.01%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Collateralized Mortgage Obligations	26.1%
Corporate Bonds/Notes	21.9%
Commercial Mortgage-Backed Securities	18.7%
Asset-Backed Securities	14.8%
Bank Loans	8.2%
Sovereign Bonds	3.6%
U.S. Treasury Obligations	1.7%
Purchased Options	0.0%
Convertible Bonds/Notes	0.0%
U.S. Government Agency Obligations	0.0%
Common Stock	0.0%
Preferred Stock	0.0%
Assets in Excess of Other Liabilities*	5.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -2.94% compared to the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index and the Bloomberg U.S. Universal Bond Index, which returned 2.39% and -4.61% respectively, for the same period.
Portfolio Specifics: The Fund underperformed the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Duration and yield curve decisions detracted the most, as interest rates continued to rise, and bond prices fell over the period. Sector allocation also detracted, reflecting concerns on the impact of the economy from continued US Federal Reserve rate hikes, while security selection was a modest contributor over the period.
Bond markets continued to struggle against the backdrop of interest rate hikes from the Fed. On the heels of one of the most difficult calendar years for bonds, returns recovered in the second half of the reporting period. The first six months of negative performance reflected persistent inflation pressures and a determined hawkish Fed, with the 10-year Treasury yield reaching nearly 4.25% during the fall. As inflation peaked, yields eased, and bond markets staged a recovery rally to erase some of the
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Mexican Bonos, 7.750%, 05/29/31	1.1%
Republic of South Africa Government Bond, 8.875%, 02/28/35	0.8%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	0.6%
GS Mortgage Securities Corp. II 2021-ARDN B, 6.334%, 11/15/36	0.5%
Bank of America Corp., 3.384%, 04/02/26	0.5%
Med Trust 2021-MDLN D, 6.685%, 11/15/38	0.5%
Morgan Stanley, 2.188%, 04/28/26	0.5%
JPMorgan Chase & Co., 2.083%, 04/22/26	0.5%
Morgan Stanley, 0.985%, 12/10/26	0.5%
Morgan Stanley, 4.679%, 07/17/26	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
earlier losses. The rally was tempered after a gangbuster employment report for the month of January 2023 and continued comments from Fed officials to raise interest rates further. The rally was then reignited with challenges in some US regional banks as well as the takeover of Credit Suisse by Swiss rival UBS. Higher interest rates and higher bond volatility remained a challenge and non-government sectors struggled and broadly trailed the US Treasury market for the trailing 12 months.
Duration and yield curve positioning detracted from performance. Even with a low duration profile, the significantly greater than expected rate hiking from the Fed weighed on performance. Sector allocation also weighed on performance, as rate volatility and concerns on the economic impact the Fed’s aggressive actions were challenges to performance. Allocations to commercial mortgage-backed securities (“CMBS”) and high yield (“HY”) had the greatest impact on performance, with CMBS reflecting concerns on the commercial real estate market and HY performance tied to the cyclicality of the United State economy. Offsetting some of this was positive contributions from asset-backed securities allocations, underscoring the lower risk profile of the sector and emerging market allocations which rebounded in response to decision by the Chinese officials to step away from their zero Covid policies. Security selection was mixed and in aggregate modestly added to results over the period. Contributions from CMBS were supported by more credit-sensitive investments as well as the selection of our US Treasuries.
The Fund primarily used futures, swaps and forward contracts for efficient portfolio and cash management purposes. As a result, derivatives had a negative impact on performance during the reporting period.
Current Strategy & Outlook: High levels of rate volatility illustrate the lack of certainty regarding the direction of the Fed, the economy and markets. On the one hand, we believe the left tail risk of reaccelerating inflation has diminished, on the other a new scenario of a more widespread banking crisis has taken its place. While, in our opinion, the likelihood of either of these scenarios materializing remains slim, so does the likelihood of a soft landing. All of this adds to the challenges of navigating this environment.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

We remain relatively defensive, with a preference for higher quality spread sectors such as investment grade corporates and agency mortgages. We are comfortable with our mortgage credit exposure, non-agency residential mortgage-backed securities and credit risk transfer securities. We believe commercial real estate will likely face difficult refinancing conditions going forward, testing the CMBS market. However, in a departure from the previous, long-standing paradigm of “location, location, location”, in our opinion property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our preference is tilted toward multi-family properties, and away from office. With a bias towards liquidity, tactical trades will most likely take place in the corporate arena.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Years	10 year
Including Sales Charge:
Class A(1)	-5.41%	0.63%	2.02%
Class C(2)	-4.71%	0.39%	1.49%
Class I	-2.84%	1.40%	2.61%
Class R	-3.25%	0.87%	1.99%
Class R6(3)	-2.69%	1.46%	2.62%
Class W	-2.83%	1.39%	3.16%
Excluding Sales Charge:
Class A	-2.94%	1.14%	2.28%
Class C	-3.78%	0.39%	1.49%
Class I	-2.84%	1.40%	2.61%
Class R	-3.25%	0.87%	1.99%
Class R6(3)	-2.69%	1.46%	2.62%
Class W	-2.83%	1.39%	2.43%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	2.39%	1.58%	1.07%
Bloomberg U.S. Universal Bond Index	-4.61%	1.05%	1.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 23, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Voya GNMA Income Fund
Class A	$1,000.00	$1,038.50	0.84%	$4.27	$1,000.00	$1,020.74	0.84%	$4.23
Class C	1,000.00	1,033.40	1.59	8.06	1,000.00	1,017.00	1.59	8.00
Class I	1,000.00	1,040.00	0.54	2.75	1,000.00	1,022.24	0.54	2.72
Class R6	1,000.00	1,040.10	0.49	2.49	1,000.00	1,022.49	0.49	2.47
Class W	1,000.00	1,039.70	0.59	3.00	1,000.00	1,021.99	0.59	2.97
Voya High Yield Bond Fund
Class A	$1,000.00	$1,078.80	1.07%	$5.55	$1,000.00	$1,019.60	1.07%	$5.39
Class C	1,000.00	1,073.50	1.82	9.41	1,000.00	1,015.86	1.82	9.15
Class I	1,000.00	1,079.40	0.72	3.73	1,000.00	1,021.34	0.72	3.63
Class R	1,000.00	1,076.10	1.32	6.83	1,000.00	1,018.35	1.32	6.64
Class R6	1,000.00	1,079.60	0.66	3.42	1,000.00	1,021.64	0.66	3.33
Class W	1,000.00	1,080.30	0.82	4.25	1,000.00	1,020.84	0.82	4.13

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,047.40	0.72%	$3.68	$1,000.00	$1,021.34	0.72%	$3.63
Class C	1,000.00	1,042.40	1.47	7.49	1,000.00	1,017.60	1.47	7.39
Class I	1,000.00	1,049.10	0.36	1.84	1,000.00	1,023.14	0.36	1.82
Class R	1,000.00	1,046.10	0.97	4.95	1,000.00	1,020.09	0.97	4.89
Class R6	1,000.00	1,049.30	0.30	1.53	1,000.00	1,023.44	0.30	1.51
Class W	1,000.00	1,048.70	0.47	2.40	1,000.00	1,022.59	0.47	2.37
Voya Short Duration High Income Fund
Class A**	$1,000.00	$997.90	0.85%	$1.19	$1,000.00	$1,020.69	0.85%	$4.28
Class I**	1,000.00	998.30	0.60	0.84	1,000.00	1,021.94	0.60	3.02
Class R6**	1,000.00	998.30	0.60	0.84	1,000.00	1,021.94	0.60	3.02
Voya Short Term Bond Fund
Class A	$1,000.00	$1,024.20	0.62%	$3.13	$1,000.00	$1,021.84	0.62%	$3.13
Class C	1,000.00	1,020.40	1.37	6.90	1,000.00	1,018.10	1.37	6.89
Class I	1,000.00	1,025.70	0.35	1.77	1,000.00	1,023.19	0.35	1.77
Class R	1,000.00	1,022.90	0.87	4.39	1,000.00	1,020.59	0.87	4.38
Class R6	1,000.00	1,025.90	0.30	1.52	1,000.00	1,023.44	0.30	1.51
Class W	1,000.00	1,025.50	0.37	1.87	1,000.00	1,023.09	0.37	1.87
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,021.80	0.85%	$4.28	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.80	1.60	8.05	1,000.00	1,016.95	1.60	8.05
Class I	1,000.00	1,022.00	0.61	3.08	1,000.00	1,021.89	0.61	3.07
Class R	1,000.00	1,019.30	1.10	5.54	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	1,023.50	0.54	2.72	1,000.00	1,022.24	0.54	2.72
Class W	1,000.00	1,021.80	0.60	3.02	1,000.00	1,021.94	0.60	3.02

*
Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

**
Commencement of operations was February 9, 2023. Expenses paid for the actual Fund's return reflect the 51-day period ended March 31, 2023 report of independent registered public accounting firm

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Duration High Income Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Duration High Income Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Voya Funds Trust) at March 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Voya Funds Trust	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya GNMA Income Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya High Yield Bond Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya Intermediate Bond Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya Short Duration High Income Fund	For the period from February 9, 2023 (commencement of operations) through March 31, 2023
Voya Short Term Bond Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya Strategic Income Opportunities Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
The financial highlights for the year ended March 31, 2019 were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when report of independent registered public accounting firm

replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,607,349,239	$361,321,675	$7,597,112,153
Short-term investments at fair value†	68,378,849	24,158,647	124,239,186
Cash	1,635,017	24,949	6,783,233
Cash collateral for futures contracts	2,893,685	—	13,528,920
Cash pledged for centrally cleared swaps (Note 2)	—	—	16,600,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	39,240,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	315,000	—	413,000
Receivables:
Investment securities sold	—	—	60,102,482
Investment securities sold on a delayed-delivery or when-issued basis	12,595,709	—	—
Fund shares sold	13,212,817	3,275,856	8,813,662
Dividends	—	10,107	37,209
Interest	4,331,191	6,343,926	50,313,782
Foreign tax reclaims	—	—	62,729
Variation margin on futures contracts	—	—	2,477,893
Variation margin on centrally cleared swaps	—	—	1,221,021
Unrealized appreciation on forward premium swaptions	—	—	1,251,890
Prepaid expenses	46,697	58,922	138,487
Other assets	39,808	17,512	161,738
Total assets	1,710,798,012	395,211,594	7,922,497,384
LIABILITIES:
Income distribution payable	706,339	108,310	2,757,726
Payable for investment securities purchased	9,552,985	1,577,545	75,080,813
Payable for investment securities purchased on a delayed-delivery or when-issued basis	370,158,199	—	42,142,242
Payable for fund shares redeemed	1,851,433	472,767	7,668,492
Payable upon receipt of securities loaned	—	8,175,410	80,033,894
Unrealized depreciation on forward foreign currency contracts	—	—	53,555
Variation margin payable on futures contracts	190,110	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	290,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	410,163	—	343,000
Payable for investment management fees	473,792	178,646	1,741,352
Payable for distribution and shareholder service fees	97,031	13,440	109,298
Payable to trustees under the deferred compensation plan (Note 6)	39,808	17,512	161,738
Payable for trustee fees	3,206	1,257	20,270
Other accrued expenses and liabilities	691,861	217,345	2,467,192
Written options, at fair value^	—	—	35,857,987
Total liabilities	384,174,927	10,762,232	248,727,559
NET ASSETS	$1,326,623,085	$384,449,362	$7,673,769,825
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,521,851,523	$447,372,448	$9,093,178,474
Total distributable loss	(195,228,438)	(62,923,086)	(1,419,408,649)
NET ASSETS	$1,326,623,085	$384,449,362	$7,673,769,825
+ Including securities loaned at value	$—	$7,926,733	$77,644,175
* Cost of investments in securities	$1,706,878,990	$398,790,786	$8,183,804,905
† Cost of short-term investments	$68,360,366	$24,159,226	$124,247,394
^ Premiums received on written options	$—	$—	$36,402,924
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$389,828,714	$38,547,279	$245,360,834
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	52,171,746	5,728,698	28,085,431
Net asset value and redemption price per share†	$7.47	$6.73	$8.74
Maximum offering price per share (2.50%)(1)	$7.66	$6.90	$8.96
Class C
Net assets	$17,679,340	$6,561,813	$9,686,381
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,378,012	976,115	1,110,311
Net asset value and redemption price per share†	$7.43	$6.72	$8.72
Class I
Net assets	$822,845,811	$188,744,246	$4,937,511,804
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	109,907,324	28,115,969	564,846,329
Net asset value and redemption price per share	$7.49	$6.71	$8.74
Class R
Net assets	n/a	$255,794	$115,626,522
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	38,017	13,217,531
Net asset value and redemption price per share	n/a	$6.73	$8.75
Class R6
Net assets	$29,707,106	$93,178,871	$2,302,753,687
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,964,419	13,847,835	263,237,351
Net asset value and redemption price per share	$7.49	$6.73	$8.75
Class W
Net assets	$66,562,114	$57,161,359	$62,830,597
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,880,706	8,483,442	7,198,209
Net asset value and redemption price per share	$7.50	$6.74	$8.73

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023

	Voya Short Duration High Income Fund	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$25,075,660	$374,570,911	$1,766,630,024
Short-term investments at fair value†	138,488	29,936,565	69,846,890
Cash	—	635,364	8,176,196
Cash collateral for futures contracts	—	1,005,508	8,809,700
Cash pledged for centrally cleared swaps (Note 2)	—	—	12,296,846
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	24,580,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	—	393,892
Foreign currencies at value‡	—	—	1,087,950
Receivables:
Investment securities sold	—	357,684	32,214,590
Fund shares sold	25,000	908,236	6,007,861
Dividends	1,255	23,172	63,034
Interest	447,823	1,996,072	15,819,942
Variation margin on futures contracts	—	47,980	—
Variation margin on centrally cleared swaps	—	—	833,621
Unrealized appreciation on forward foreign currency contracts	—	—	2,732,415
Unrealized appreciation on forward premium swaptions	—	—	519,018
Prepaid expenses	2,975	55,062	88,031
Prepaid offering expense	84,759	—	—
Reimbursement due from Investment Adviser	7,948	6,089	—
Other assets	8	4,827	26,965
Total assets	25,783,916	409,547,470	1,950,126,975
LIABILITIES:
Income distribution payable	302	733	667,241
Payable for investment securities purchased	—	9,310,175	34,503,551
Payable for fund shares redeemed	—	3,793,374	6,489,982
Payable upon receipt of securities loaned	—	4,942,012	19,957,719
Unrealized depreciation on forward foreign currency contracts	—	—	3,679,059
Unrealized depreciation on OTC swap agreements	—	—	263
Variation margin payable on futures contracts	—	—	1,295,615
Cash received as collateral for OTC derivatives (Note 2)	—	—	420,000
Payable for investment management fees	10,572	82,714	776,880
Payable for distribution and shareholder service fees	1,825	2,247	52,723
Payable to trustees under the deferred compensation plan (Note 6)	8	4,827	26,965
Payable for trustee fees	61	1,025	5,238
Unfunded loan commitments (Note 10)	—	—	161,999
Other accrued expenses and liabilities	39,963	76,837	735,385
Written options, at fair value^	—	—	21,851,529
Total liabilities	52,731	18,213,944	90,624,149
NET ASSETS	$25,731,185	$391,333,526	$1,859,502,826
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,021,336	$423,813,407	$2,183,399,851
Total distributable loss	(290,151)	(32,479,881)	(323,897,025)
NET ASSETS	$25,731,185	$391,333,526	$1,859,502,826
+ Including securities loaned at value	$—	$4,812,380	$19,365,435
* Cost of investments in securities	$25,366,797	$385,265,880	$1,956,355,377
† Cost of short-term investments	$138,488	$29,937,984	$69,847,855
‡ Cost of foreign currencies	$—	$—	$1,039,578
^ Premiums received on written options	$—	$—	$22,630,012
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023 (continued)

	Voya Short Duration High Income Fund	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$8,604,552	$9,054,438	$72,345,756
Shares authorized	unlimited	unlimited	unlimited
Par value	—	$0.001	$0.001
Shares outstanding	870,629	974,470	8,060,269
Net asset value and redemption price per share†	$9.88	$9.29	$8.98
Maximum offering price per share (2.50%)(1)	$10.13	$9.53	$9.21
Class C
Net assets	n/a	$148,884	$36,696,309
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	16,009	4,150,610
Net asset value and redemption price per share†	n/a	$9.30	$8.84
Class I
Net assets	$8,805,163	$31,010,833	$1,545,679,778
Shares authorized	unlimited	unlimited	unlimited
Par value	—	$0.001	$0.001
Shares outstanding	890,931	3,341,330	172,092,274
Net asset value and redemption price per share	$9.88	$9.28	$8.98
Class R
Net assets	n/a	$22,877	$18,601,226
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	2,453	2,089,753
Net asset value and redemption price per share	n/a	$9.33	$8.90
Class R6
Net assets	$8,321,470	$338,436,721	$167,205,753
Shares authorized	unlimited	unlimited	unlimited
Par value	—	$0.001	$0.001
Shares outstanding	841,991	36,419,125	18,671,766
Net asset value and redemption price per share	$9.88	$9.29	$8.96
Class W
Net assets	n/a	$12,659,773	$18,974,004
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	1,358,521	2,119,548
Net asset value and redemption price per share	n/a	$9.32	$8.95

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2023

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$151,153	$457,071
Interest, net of foreign taxes withheld*	38,688,562	32,170,765	294,146,994
Securities lending income, net	—	372,090	2,096,148
Total investment income	38,688,562	32,694,008	296,700,213
EXPENSES:
Investment management fees	5,698,650	3,047,899	21,892,634
Distribution and shareholder service fees:
Class A	1,027,923	96,979	725,124
Class C	209,868	78,974	118,219
Class R	—	1,122	611,342
Transfer agent fees:
Class A	352,996	61,285	490,168
Class C	18,034	12,476	19,948
Class I	517,426	120,335	3,349,321
Class P(1)(3)	760	629	—
Class P3(2)(4)	—	17	330
Class R	—	352	207,030
Class R6	104	285	28,902
Class W	69,377	109,611	143,980
Shareholder reporting expense	125,960	23,635	190,165
Registration fees	117,997	141,591	269,065
Professional fees	65,160	17,830	322,437
Custody and accounting expense	169,360	92,940	945,715
Trustee fees	32,062	12,572	202,705
Miscellaneous expense	71,766	29,938	350,400
Interest expense	948	530	1,260
Total expenses	8,478,391	3,849,000	29,868,745
Waived and reimbursed fees	(42,183)	(1,012,920)	(190,878)
Net expenses	8,436,208	2,836,080	29,677,867
Net investment income	30,252,354	29,857,928	267,022,346
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(50,533,900)	(39,906,407)	(551,455,037)
Forward foreign currency contracts	—	—	443,072
Foreign currency related transactions	—	—	23,286
Futures	18,106,207	—	(129,755,749)
Swaps	—	—	(18,542,697)
Written options	—	—	15,983,500
Net realized loss	(32,427,693)	(39,906,407)	(683,303,625)
Net change in unrealized appreciation (depreciation) on:
Investments	(53,838,632)	(23,857,257)	(144,112,550)
Forward foreign currency contracts	—	—	(199,744)
Foreign currency related transactions	—	—	3,674
Futures	(7,095,755)	—	15,007,298
Swaps	—	—	(2,636,430)
Written options	—	—	(657,502)
Net change in unrealized appreciation (depreciation)	(60,934,387)	(23,857,257)	(132,595,254)
Net realized and unrealized loss	(93,362,080)	(63,763,664)	(815,898,879)
Decrease in net assets resulting from operations	$(63,109,726)	$(33,905,736)	$(548,876,533)
* Foreign taxes withheld	$—	$—	$27,429

(1)
Class P of Voya High Yield Bond Fund was fully redeemed on close of business February 24, 2023

(2)
Class P3 of Voya High Yield Bond Fund was fully redeemed on close of business February 22, 2023

(3)
Class P of Voya GNMA Income Fund was full redeemed on close of business March 24, 2023

(4)
Class P3 of Voya Intermediate Bond Fund was fully redeemed on close of business March 30, 2023

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2023

	Voya Short Duration High Income Fund	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
	February 9, 2023(1) to March 31, 2023
INVESTMENT INCOME:
Dividends	$19,010	$94,216	$3,398,042
Interest	262,269	11,768,089	93,965,448
Securities lending income, net	—	66,538	316,968
Total investment income	281,279	11,928,843	97,680,458
EXPENSES:
Investment management fees	16,481	1,025,486	10,455,533
Distribution and shareholder service fees:
Class A	2,844	33,988	217,197
Class C	—	2,433	426,050
Class R	—	95	94,166
Transfer agent fees:
Class A	7	9,946	49,405
Class C	—	177	24,136
Class I	7	25,473	1,175,474
Class P2(2)	—	22	—
Class P3(2)	—	113	—
Class R	—	13	10,745
Class R6	6	724	4,074
Class W	—	11,350	14,175
Shareholder reporting expense	147	5,113	96,770
Registration fees	25	113,039	145,814
Professional fees	1,470	20,445	88,550
Custody and accounting expense	1,150	91,275	391,925
Trustee fees	614	10,255	52,375
Offering expense	13,185	—	—
Miscellaneous expense	—	27,947	127,929
Interest expense	—	692	429
Total expenses	35,936	1,378,586	13,374,747
Waived and reimbursed fees	(12,498)	(102,964)	(5)
Net expenses	23,438	1,275,622	13,374,742
Net investment income	257,841	10,653,221	84,305,716
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,108	(10,519,617)	(72,320,226)
Forward foreign currency contracts	—	—	(7,229,584)
Foreign currency related transactions	—	—	(339,373)
Futures	—	(6,104,822)	28,181,745
Swaps	—	(130,992)	(17,290,408)
Written options	—	—	16,902,000
Net realized gain (loss)	1,108	(16,755,431)	(52,095,846)
Net change in unrealized appreciation (depreciation) on:
Investments	(291,137)	515,118	(89,201,196)
Forward foreign currency contracts	—	—	442,762
Foreign currency related transactions	—	—	60,688
Futures	—	2,375,076	(11,726,093)
Swaps	—	—	(3,889,098)
Written options	—	—	104,273
Net change in unrealized appreciation (depreciation)	(291,137)	2,890,194	(104,208,664)
Net realized and unrealized loss	(290,029)	(13,865,237)	(156,304,510)
Decrease in net assets resulting from operations	$(32,188)	$(3,212,016)	$(71,998,794)

(1)
Commencement of Operations

(2)
Class P2 and Class P3 of Voya Short Term Bond Fund were fully redeemed on close of business November 29, 2022 and November 3, 2022, respectively.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
FROM OPERATIONS:
Net investment income	$30,252,354	$10,730,126	$29,857,928	$45,652,290
Net realized gain (loss)	(32,427,693)	(8,988,897)	(39,906,407)	22,024,852
Net change in unrealized appreciation (depreciation)	(60,934,387)	(69,342,529)	(23,857,257)	(61,579,754)
Increase (decrease) in net assets resulting from operations	(63,109,726)	(67,601,300)	(33,905,736)	6,097,388
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(10,491,150)	(6,296,795)	(2,554,975)	(2,339,943)
Class C	(368,292)	(170,951)	(467,388)	(394,886)
Class I	(21,238,171)	(14,433,811)	(13,144,289)	(10,110,459)
Class P(1)(3)	(13,469)	(648)	(11,487,958)	(17,710,462)
Class P3(2)	—	—	(64,348)	(553,963)
Class R	—	—	(14,866)	(14,342)
Class R6	(828,986)	(367,322)	(3,023,188)	(10,925,724)
Class W	(2,192,176)	(1,773,989)	(4,839,822)	(4,683,936)
Return of capital:
Class A	—	(394,744)	—	—
Class C	—	(23,585)	—	—
Class I	—	(714,563)	—	—
Class P(1)(3)	—	(27)	—	—
Class R6	—	(19,980)	—	—
Class W	—	(93,830)	—	—
Total distributions	(35,132,244)	(24,290,245)	(35,596,834)	(46,733,715)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	649,321,039	610,998,074	186,065,536	327,195,769
Reinvestment of distributions	28,796,975	20,272,704	33,440,427	45,439,824
	678,118,014	631,270,778	219,505,963	372,635,593
Cost of shares redeemed	(714,135,201)	(908,840,569)	(416,193,851)	(623,750,985)
Net decrease in net assets resulting from capital share transactions	(36,017,187)	(277,569,791)	(196,687,888)	(251,115,392)
Net decrease in net assets	(134,259,157)	(369,461,336)	(266,190,458)	(291,751,719)
NET ASSETS:
Beginning of year or period	1,460,882,242	1,830,343,578	650,639,820	942,391,539
End of year or period	$1,326,623,085	$1,460,882,242	$384,449,362	$650,639,820

(1)
Class P of Voya High Yield Bond Fund was fully redeemed on close of business February 24, 2023

(2)
Class P3 of Voya High Yield Bond Fund was fully redeemed on close of business February 22, 2023

(3)
Class P of Voya GNMA Income Fund was fully redeemed on close of business March 24, 2023

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Duration High Income Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	February 9, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$267,022,346	$230,619,465	$257,841
Net realized gain (loss)	(683,303,625)	(55,720,438)	1,108
Net change in unrealized appreciation (depreciation)	(132,595,254)	(606,969,252)	(291,137)
Decrease in net assets resulting from operations	(548,876,533)	(432,070,225)	(32,188)
FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—
Total distributions (excluding return of capital):
Class A	(8,237,422)	(9,143,624)	(83,538)
Class C	(245,934)	(282,354)	—
Class I	(165,463,655)	(154,758,798)	(88,802)
Class P3(2)	(2,228,466)	(1,438,907)	—
Class R	(3,178,526)	(3,083,013)	—
Class R6	(74,737,088)	(68,083,038)	(85,623)
Class W	(2,588,610)	(4,830,730)	—
Return of capital:
Class A	—	(615,654)	—
Class C	—	(27,387)	—
Class I	—	(10,216,623)	—
Class P3(2)	—	(116,882)	—
Class R	—	(241,500)	—
Class R6	—	(4,247,795)	—
Class W	—	(293,532)	—
Total distributions	(256,679,701)	(257,379,837)	(257,963)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,059,416,633	3,464,507,865	25,763,674
Reinvestment of distributions	225,244,907	227,363,588	257,662
	3,284,661,540	3,691,871,453	26,021,336
Cost of shares redeemed	(4,234,385,573)	(3,574,389,538)	—
Net increase (decrease) in net assets resulting from capital share transactions	(949,724,033)	117,481,915	26,021,336
Net increase (decrease) in net assets	(1,755,280,267)	(571,968,147)	25,731,185
NET ASSETS:
Beginning of year or period	9,429,050,092	10,001,018,239	—
End of year or period	$7,673,769,825	$9,429,050,092	$25,731,185

(1)
Commencement of operations.

(2)
Class P3 of Voya Intermediate Bond Fund was fully redeemed on close of business March 30, 2023

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Short Term Bond Fund		Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
FROM OPERATIONS:
Net investment income	$10,653,221	$4,969,512	$84,305,716	$76,624,284
Net realized loss	(16,755,431)	(3,428,043)	(52,095,846)	(13,543,027)
Net change in unrealized appreciation (depreciation)	2,890,194	(14,139,271)	(104,208,664)	(121,380,216)
Decrease in net assets resulting from operations	(3,212,016)	(12,597,802)	(71,998,794)	(58,298,959)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(294,688)	(189,601)	(3,067,098)	(3,060,993)
Class C	(3,065)	(1,343)	(1,177,474)	(811,189)
Class I	(793,011)	(295,881)	(67,551,126)	(55,102,083)
Class P(1)	—	—	(54)	(107)
Class P2(2)	(296,816)	(1,393,182)	—	—
Class P3(2)	(136,892)	(66,502)	—	—
Class R	(387)	(63)	(622,070)	(457,854)
Class R6	(8,453,611)	(3,123,798)	(6,248,389)	(4,473,785)
Class W	(369,048)	(257,675)	(916,333)	(1,173,982)
Return of capital:
Class A	—	(49,663)	—	(681,504)
Class C	—	(1,053)	—	(315,718)
Class I	—	(87,449)	—	(12,906,476)
Class P(1)	—	—	—	(20)
Class P2(2)	—	(52,614)	—	—
Class P3(2)	—	(14,140)	—	—
Class R	—	(45)	—	(132,830)
Class R6	—	(1,037,071)	—	(989,355)
Class W	—	(55,355)	—	(232,114)
Total distributions	(10,347,518)	(6,625,435)	(79,582,544)	(80,338,010)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	185,484,275	464,474,302	654,401,823	936,075,526
Reinvestment of distributions	10,302,316	6,602,660	72,052,949	71,575,250
	195,786,591	471,076,962	726,454,772	1,007,650,776
Cost of shares redeemed	(263,424,042)	(187,837,124)	(1,182,478,619)	(858,047,976)
Net increase (decrease) in net assets resulting from capital share transactions	(67,637,451)	283,239,838	(456,023,847)	149,602,800
Net increase (decrease) in net assets	(81,196,985)	264,016,601	(607,605,185)	10,965,831
NET ASSETS:
Beginning of year or period	472,530,511	208,513,910	2,467,108,011	2,456,142,180
End of year or period	$391,333,526	$472,530,511	$1,859,502,826	$2,467,108,011

(1)
Class P of Voya Strategic Income Opportunities Fund was fully redeemed on close of business September 8, 2022.

(2)
Class P2 and Class P3 of Voya Short Term Bond Fund were fully redeemed on close of business November 29, 2022 and November 3, 2022, respectively.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-23	8.03	0.16•	(0.53)	(0.37)	0.19	—	—	0.19	—	7.47	(4.53)	0.83	0.84	0.84	2.17	389,829	353
03-31-22	8.50	0.04•	(0.40)	(0.36)	0.10	—	0.01	0.11	—	8.03	(4.36)	0.84	0.84	0.84	0.45	464,615	539
03-31-21	8.58	0.07•	0.02	0.09	0.14	—	0.03	0.17	—	8.50	1.08	0.85	0.84	0.84	0.82	591,762	419
03-31-20	8.36	0.18•	0.27	0.45	0.23	—	—	0.23	—	8.58	5.43	0.93	0.92	0.92	2.12	493,737	421
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
Class C
03-31-23	7.99	0.10•	(0.52)	(0.42)	0.14	—	—	0.14	—	7.43	(5.28)	1.58	1.59	1.59	1.39	17,679	353
03-31-22	8.46	(0.03)•	(0.40)	(0.43)	0.03	—	0.01	0.04	—	7.99	(5.10)	1.59	1.59	1.59	(0.32)	26,837	539
03-31-21	8.53	0.01•	0.03	0.04	0.08	—	0.03	0.11	—	8.46	0.44	1.60	1.59	1.59	0.09	48,911	419
03-31-20	8.31	0.12•	0.26	0.38	0.16	—	—	0.16	—	8.53	4.66	1.68	1.67	1.67	1.37	47,577	421
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
Class I
03-31-23	8.04	0.19•	(0.52)	(0.33)	0.22	—	—	0.22	—	7.49	(4.11)	0.56	0.54	0.54	2.48	822,846	353
03-31-22	8.52	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.04	(4.18)	0.56	0.54	0.54	0.74	834,623	539
03-31-21	8.59	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.52	1.50	0.57	0.54	0.54	1.10	968,367	419
03-31-20	8.37	0.21•	0.26	0.47	0.25	—	—	0.25	—	8.59	5.75	0.67	0.62	0.62	2.42	604,194	421
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
Class R6
03-31-23	8.05	0.19•	(0.53)	(0.34)	0.22	—	—	0.22	—	7.49	(4.21)	0.49	0.49	0.49	2.57	29,707	353
03-31-22	8.52	0.07•	(0.41)	(0.34)	0.12	—	0.01	0.13	—	8.05	(4.06)	0.48	0.48	0.48	0.81	23,951	539
07-31-20(4) - 03-31-21	8.58	0.04•	0.02	0.06	0.09	—	0.03	0.11	—	8.52	0.64	0.48	0.48	0.48	0.62	41,739	419
Class W
03-31-23	8.05	0.18•	(0.52)	(0.34)	0.21	—	—	0.21	—	7.50	(4.15)	0.58	0.59	0.59	2.36	66,562	353
03-31-22	8.53	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.05	(4.22)	0.59	0.59	0.59	0.70	110,824	539
03-31-21	8.60	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.53	1.45	0.60	0.59	0.59	1.02	179,530	419
03-31-20	8.38	0.20•	0.27	0.47	0.25	—	—	0.25	—	8.60	5.69	0.68	0.67	0.67	2.38	155,915	421
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
Voya High Yield Bond Fund
Class A
03-31-23	7.58	0.37•	(0.77)	(0.40)	0.36	0.09	—	0.45	—	6.73	(5.07)	1.08	1.07	1.07	5.46	38,546	70
03-31-22	7.99	0.36•	(0.40)	(0.04)	0.37	0.00*	—	0.37	—	7.58	(0.62)	1.04	1.04	1.04	4.55	45,842	63
03-31-21	7.02	0.38•	0.99	1.37	0.38	—	0.02	0.40	—	7.99	19.76	1.04	1.04	1.04	4.86	49,805	78
03-31-20	7.86	0.39•	(0.81)	(0.42)	0.42	—	—	0.42	—	7.02	(5.76)	1.10	1.10	1.10	4.97	44,060	57
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
03-31-23	7.58	0.32•	(0.77)	(0.45)	0.32	0.09	—	0.41	—	6.72	(5.87)	1.83	1.82	1.82	4.69	6,562	70
03-31-22	7.99	0.30•	(0.40)	(0.10)	0.31	0.00*	—	0.31	—	7.58	(1.37)	1.79	1.79	1.79	3.80	9,496	63
03-31-21	7.02	0.32•	0.99	1.31	0.32	—	0.02	0.34	—	7.99	18.88	1.79	1.79	1.79	4.12	10,150	78
03-31-20	7.86	0.34•	(0.82)	(0.48)	0.36	—	—	0.36	—	7.02	(6.47)	1.85	1.85	1.85	4.23	11,215	57
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
Class I
03-31-23	7.57	0.40•	(0.78)	(0.38)	0.39	0.09	—	0.48	—	6.71	(4.83)	0.73	0.72	0.72	5.82	188,736	70
03-31-22	7.98	0.39•	(0.40)	(0.01)	0.40	0.00*	—	0.40	—	7.57	(0.28)	0.69	0.69	0.69	4.90	193,357	63
03-31-21	7.01	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	7.98	20.19	0.69	0.69	0.69	5.18	171,058	78
03-31-20	7.85	0.42•	(0.81)	(0.39)	0.45	—	—	0.45	—	7.01	(5.45)	0.75	0.75	0.75	5.32	68,214	57
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
Class R
03-31-23	7.59	0.36•	(0.78)	(0.42)	0.35	0.09	—	0.44	—	6.73	(5.38)	1.33	1.32	1.32	5.26	256	70
03-31-22	8.00	0.34•	(0.40)	(0.06)	0.35	0.00*	—	0.35	—	7.59	(0.87)	1.29	1.29	1.29	4.29	182	63
03-31-21	7.03	0.36•	0.99	1.35	0.36	—	0.02	0.38	—	8.00	19.44	1.29	1.29	1.29	4.61	547	78
03-31-20	7.87	0.37•	(0.81)	(0.44)	0.40	—	—	0.40	—	7.03	(5.99)	1.35	1.35	1.35	4.72	684	57
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
Class R6
03-31-23	7.59	0.40•	(0.77)	(0.37)	0.40	0.09	—	0.49	—	6.73	(4.74)	0.67	0.66	0.66	5.94	93,175	70
03-31-22	8.00	0.40•	(0.41)	(0.01)	0.40	0.00*	—	0.40	—	7.59	(0.21)	0.63	0.63	0.63	4.91	44,338	63
03-31-21	7.02	0.41•	1.00	1.41	0.41	—	0.02	0.43	—	8.00	20.39	0.63	0.63	0.63	5.26	242,749	78
03-31-20	7.87	0.43•	(0.82)	(0.39)	0.46	—	—	0.46	—	7.02	(5.49)	0.69	0.69	0.69	5.44	125,036	57
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
Class W
03-31-23	7.60	0.39•	(0.77)	(0.38)	0.39	0.09	—	0.48	—	6.74	(4.88)	0.83	0.82	0.82	5.70	57,159	70
03-31-22	8.00	0.38•	(0.39)	(0.01)	0.39	0.00*	—	0.39	—	7.60	(0.24)	0.79	0.79	0.79	4.79	84,428	63
03-31-21	7.03	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	8.00	20.03	0.79	0.79	0.79	5.09	145,963	78
03-31-20	7.87	0.41•	(0.81)	(0.40)	0.44	—	—	0.44	—	7.03	(5.51)	0.85	0.85	0.85	5.22	138,971	57
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
Voya Intermediate Bond Fund
Class A
03-31-23	9.55	0.26•	(0.82)	(0.56)	0.25	—	—	0.25	—	8.74	(5.82)	0.72	0.72	0.72	2.93	245,387	247††
03-31-22	10.25	0.20•	(0.66)	(0.46)	0.22	—	0.02	0.24	—	9.55	(4.70)	0.69	0.69	0.69	1.97	364,121	222††
03-31-21	10.11	0.25•	0.38	0.63	0.29	0.17	0.03	0.49	—	10.25	6.12	0.70	0.70	0.70	2.35	459,960	159††
03-31-20	10.02	0.30	0.13	0.43	0.33	0.01	—	0.34	—	10.11	4.29	0.69	0.69	0.69	2.88	451,338	253††
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
Class C
03-31-23	9.53	0.19•	(0.81)	(0.62)	0.19	—	—	0.19	—	8.72	(6.54)	1.47	1.47	1.47	2.17	9,687	247††
03-31-22	10.23	0.12•	(0.66)	(0.54)	0.14	—	0.02	0.16	—	9.53	(5.43)	1.44	1.44	1.44	1.22	15,564	222††
03-31-21	10.09	0.17•	0.38	0.55	0.21	0.17	0.03	0.41	—	10.23	5.34	1.45	1.45	1.45	1.62	22,702	159††
03-31-20	10.01	0.21	0.14	0.35	0.26	0.01	—	0.27	—	10.09	3.41	1.44	1.44	1.44	2.06	25,556	253††
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class I
03-31-23	9.55	0.29•	(0.82)	(0.53)	0.28	—	—	0.28	—	8.74	(5.51)	0.36	0.36	0.36	3.29	4,938,036	247††
03-31-22	10.25	0.24•	(0.67)	(0.43)	0.25	—	0.02	0.27	—	9.55	(4.39)	0.35	0.35	0.35	2.32	6,092,396	222††
03-31-21	10.10	0.29•	0.38	0.67	0.32	0.17	0.03	0.52	—	10.25	6.57	0.34	0.34	0.34	2.70	6,175,479	159††
03-31-20	10.02	0.32	0.14	0.46	0.37	0.01	—	0.38	—	10.10	4.53	0.36	0.36	0.36	3.13	4,988,317	253††
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
Class R
03-31-23	9.56	0.24•	(0.82)	(0.58)	0.23	—	—	0.23	—	8.75	(6.04)	0.97	0.97	0.97	2.70	115,639	247††
03-31-22	10.26	0.18•	(0.67)	(0.49)	0.19	—	0.02	0.21	—	9.56	(4.93)	0.94	0.94	0.94	1.72	143,085	222††
03-31-21	10.12	0.22•	0.38	0.60	0.26	0.17	0.03	0.46	—	10.26	5.86	0.95	0.95	0.95	2.11	175,289	159††
03-31-20	10.03	0.26	0.15	0.41	0.31	0.01	—	0.32	—	10.12	4.03	0.94	0.94	0.94	2.56	186,915	253††
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
Class R6
03-31-23	9.56	0.30•	(0.83)	(0.53)	0.28	—	—	0.28	—	8.75	(5.46)	0.30	0.30	0.30	3.37	2,302,998	247††
03-31-22	10.25	0.24•	(0.66)	(0.42)	0.25	—	0.02	0.27	—	9.56	(4.25)	0.29	0.29	0.29	2.37	2,563,038	222††
03-31-21	10.11	0.29•	0.38	0.67	0.33	0.17	0.03	0.53	—	10.25	6.50	0.30	0.30	0.30	2.74	2,861,963	159††
03-31-20	10.02	0.33	0.14	0.47	0.37	0.01	—	0.38	—	10.11	4.67	0.30	0.30	0.30	3.19	2,306,857	253††
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
Class W
03-31-23	9.54	0.28•	(0.82)	(0.54)	0.27	—	—	0.27	—	8.73	(5.59)	0.47	0.47	0.47	3.11	62,837	247††
03-31-22	10.24	0.23•	(0.67)	(0.44)	0.24	—	0.02	0.26	—	9.54	(4.47)	0.44	0.44	0.44	2.22	174,769	222††
03-31-21	10.10	0.27•	0.38	0.65	0.31	0.17	0.03	0.51	—	10.24	6.39	0.45	0.45	0.45	2.59	268,634	159††
03-31-20	10.01	0.32	0.14	0.46	0.36	0.01	—	0.37	—	10.10	4.56	0.44	0.44	0.44	3.05	249,060	253††
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
Voya Short Duration High Income Fund
Class A
02-09-23(4) - 03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.21)	1.22	0.85	0.85	7.35	8,605	1
Class I
02-09-23(4) - 03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.17)	0.97	0.60	0.60	7.61	8,805	1
Class R6
02-09-23(4) - 03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.17)	0.97	0.60	0.60	7.59	8,321	1
Voya Short Term Bond Fund
Class A
03-31-23	9.58	0.21•	(0.29)	(0.08)	0.21	—	—	0.21	—	9.29	(0.83)	0.64	0.62	0.62	2.26	9,054	225
03-31-22	9.98	0.09•	(0.36)	(0.27)	0.10	—	0.03	0.13	—	9.58	(2.81)	0.64	0.63	0.63	0.93	15,351	250
03-31-21	9.55	0.16•	0.46	0.62	0.17	—	0.02	0.19	—	9.98	6.48	0.68	0.60	0.60	1.62	19,499	145
03-31-20	9.77	0.22•	(0.23)	(0.01)	0.21	—	—	0.21	—	9.55	(0.14)	0.72	0.65	0.65	2.19	6,907	192
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class C
03-31-23	9.58	0.13•	(0.27)	(0.14)	0.14	—	—	0.14	—	9.30	(1.47)	1.39	1.37	1.37	1.34	149	225
03-31-22	9.98	0.02•	(0.37)	(0.35)	0.02	—	0.03	0.05	—	9.58	(3.54)	1.39	1.38	1.38	0.18	442	250
03-31-21	9.55	0.09•	0.45	0.54	0.09	—	0.02	0.11	—	9.98	5.69	1.43	1.35	1.35	0.89	548	145
03-31-20	9.76	0.14•	(0.21)	(0.07)	0.14	—	—	0.14	—	9.55	(0.78)	1.47	1.40	1.40	1.41	335	192
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
Class I
03-31-23	9.57	0.25•	(0.30)	(0.05)	0.24	—	—	0.24	—	9.28	(0.54)	0.40	0.35	0.35	2.67	31,011	225
03-31-22	9.97	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.57	(2.52)	0.40	0.35	0.35	1.19	31,691	250
03-31-21	9.54	0.19•	0.46	0.65	0.20	—	0.02	0.22	—	9.97	6.81	0.48	0.35	0.35	1.91	16,762	145
03-31-20	9.76	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.54	0.16	0.57	0.40	0.40	2.43	11,925	192
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
Class R
03-31-23	9.61	0.20•	(0.29)	(0.09)	0.19	—	—	0.19	—	9.33	(0.96)	0.89	0.87	0.87	2.14	23	225
03-31-22	10.01	0.07•	(0.37)	(0.30)	0.07	—	0.03	0.10	—	9.61	(3.04)	0.89	0.88	0.88	0.66	17	250
03-31-21	9.57	0.14•	0.46	0.60	0.14	—	0.02	0.16	—	10.01	6.32	0.93	0.85	0.85	1.39	8	145
03-31-20	9.77	0.19•	(0.20)	(0.01)	0.19	—	—	0.19	—	9.57	(0.18)	0.97	0.90	0.90	1.93	3	192
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
Class R6
03-31-23	9.58	0.25•	(0.30)	(0.05)	0.24	—	—	0.24	—	9.29	(0.50)	0.32	0.30	0.30	2.63	338,437	225
03-31-22	9.98	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.58	(2.49)	0.31	0.30	0.30	1.18	372,853	250
03-31-21	9.55	0.20•	0.45	0.65	0.20	—	0.02	0.22	—	9.98	6.83	0.38	0.30	0.30	2.01	51,298	145
03-31-20	9.76	0.24•	(0.21)	0.03	0.24	—	—	0.24	—	9.55	0.29	0.42	0.35	0.35	2.47	98,380	192
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
Class W
03-31-23	9.60	0.23•	(0.28)	(0.05)	0.23	—	—	0.23	—	9.32	(0.47)	0.39	0.37	0.37	2.47	12,660	225
03-31-22	10.01	0.12•	(0.38)	(0.26)	0.12	—	0.03	0.15	—	9.60	(2.65)	0.39	0.38	0.38	1.18	19,721	250
03-31-21	9.57	0.18•	0.47	0.65	0.19	—	0.02	0.21	—	10.01	6.84	0.43	0.35	0.35	1.85	21,981	145
03-31-20	9.79	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.57	0.12	0.47	0.40	0.40	2.41	97	192
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
Voya Strategic Income Opportunities Fund
Class A
03-31-23	9.59	0.35•	(0.63)	(0.28)	0.33	—	—	0.33	—	8.98	(2.94)	0.85	0.85	0.85	3.81	72,353	110
03-31-22	10.12	0.28•	(0.52)	(0.24)	0.23	—	0.06	0.29	—	9.59	(2.47)	0.85	0.85	0.85	2.81	104,975	76
03-31-21	9.12	0.32•	1.03	1.35	0.30	—	0.05	0.35	—	10.12	14.99	0.88	0.88	0.88	3.26	147,463	45
03-31-20	10.15	0.35•	(0.97)	(0.62)	0.41	—	—	0.41	—	9.12	(6.48)	0.86	0.86	0.86	3.45	146,080	167
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
Class C
03-31-23	9.45	0.28•	(0.64)	(0.36)	0.25	—	—	0.25	—	8.84	(3.78)	1.60	1.60	1.60	3.06	36,708	110
03-31-22	9.97	0.20•	(0.51)	(0.31)	0.15	—	0.06	0.21	—	9.45	(3.18)	1.60	1.60	1.60	2.07	49,839	76
03-31-21	8.98	0.24•	1.02	1.26	0.22	—	0.05	0.27	—	9.97	14.20	1.63	1.63	1.63	2.51	53,646	45
03-31-20	10.00	0.27•	(0.96)	(0.69)	0.33	—	—	0.33	—	8.98	(7.24)	1.61	1.61	1.61	2.68	53,333	167
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class I
03-31-23	9.61	0.37•	(0.65)	(0.28)	0.35	—	—	0.35	—	8.98	(2.84)	0.61	0.61	0.61	4.05	1,546,189	110
03-31-22	10.15	0.31•	(0.53)	(0.22)	0.26	—	0.06	0.32	—	9.61	(2.22)	0.62	0.62	0.62	3.06	2,096,038	76
03-31-21	9.15	0.34•	1.04	1.38	0.33	—	0.05	0.38	—	10.15	15.35	0.63	0.63	0.63	3.51	2,029,154	45
03-31-20	10.20	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.15	(6.30)	0.60	0.60	0.60	3.68	2,046,289	167
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
Class R
03-31-23	9.51	0.33•	(0.64)	(0.31)	0.30	—	—	0.30	—	8.90	(3.25)	1.10	1.10	1.10	3.59	18,607	110
03-31-22	10.04	0.26•	(0.53)	(0.27)	0.20	—	0.06	0.26	—	9.51	(2.76)	1.10	1.10	1.10	2.58	20,854	76
03-31-21	9.04	0.29•	1.03	1.32	0.27	—	0.05	0.32	—	10.04	14.81	1.13	1.13	1.13	3.00	22,403	45
03-31-20	10.07	0.32•	(0.97)	(0.65)	0.38	—	—	0.38	—	9.04	(6.80)	1.11	1.11	1.11	3.20	18,459	167
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
Class R6
03-31-23	9.58	0.38•	(0.64)	(0.26)	0.36	—	—	0.36	—	8.96	(2.69)	0.54	0.54	0.54	4.19	167,243	110
03-31-22	10.12	0.31•	(0.52)	(0.21)	0.27	—	0.06	0.33	—	9.58	(2.17)	0.54	0.54	0.54	3.14	159,175	76
03-31-21	9.12	0.35•	1.04	1.39	0.34	—	0.05	0.39	—	10.12	15.46	0.57	0.57	0.57	3.59	154,515	45
03-31-20	10.17	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.12	(6.28)	0.55	0.55	0.55	3.75	229,913	167
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
Class W
03-31-23	9.57	0.37•	(0.64)	(0.27)	0.35	—	—	0.35	—	8.95	(2.83)	0.60	0.60	0.60	3.99	18,980	110
03-31-22	10.10	0.31•	(0.53)	(0.22)	0.25	—	0.06	0.31	—	9.57	(2.24)	0.60	0.60	0.60	3.06	36,224	76
03-31-21	9.09	0.34•	1.04	1.38	0.32	—	0.05	0.37	—	10.10	15.42	0.63	0.63	0.63	3.53	48,958	45
03-31-20	10.13	0.38•	(0.99)	(0.61)	0.43	—	—	0.43	—	9.09	(6.37)	0.61	0.61	0.61	3.69	69,522	167
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 36% for the year ended March 31, 2023 and 33%, 39%, 40% and 35% for the fiscal years ended March 31, 2022, 2021, 2020, and 2019, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.
See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”),Voya Short Duration High Income Fund (“Short Duration High Income”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class C, Class I, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the
“Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2023, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $1,559,130 and $4,139,226, respectively, which represents the gross payments to be received by the Funds on OTC purchased

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, forward premium swaptions and open forward foreign currency contracts were they to be unwound as of March 31, 2023. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $290,000 and $420,000, respectively, in cash collateral from certain counterparties at March 31, 2023.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2023, Intermediate Bond and Strategic Income Opportunities had a liability position of $35,911,542 and $25,530,851, respectively, on open forward foreign currency contracts, forward premium swaptions, OTC volatility swaps and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2023, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2023, Intermediate Bond and Strategic Income Opportunities had pledged $39,240,000 and $24,580,000, respectively, in cash collateral to certain counterparties for open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2023.
	Buy	Sell
Intermediate Bond	$2,332,610	$3,912,819
Strategic Income Opportunities	950,802,190	967,203,828
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2023, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Intermediate Bond, Short Term and Strategic Income Opportunities also entered into equity futures to gain exposure market volatility. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2023, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2023.
	Purchased	Sold
GNMA Income	$23,198,388	$263,995,319
Intermediate Bond	427,887,669	452,161,228
Short Term Bond	154,761,500	25,960,686
Strategic Income Opportunities	425,229,603	578,323,409
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral. Please refer to the Portfolio of Investments for Intermediate Bond for open repurchase agreements at March 31, 2023.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2023, GNMA Income, Intermediate Bond and Strategic Income Opportunities had pledged $315,000, 413,000 and $393,892, respectively in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
At March 31, 2023, GNMA Income and Intermediate Bond had received $410,163 and $343,000, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income with an average notional value of $1,086,040,000 and $482,449,240, respectively. Please refer to the table within the Portfolio of Investments for open written interest rate swaptions contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had purchased foreign currency options to manage their foreign exchange exposure with average notional values of $359,660,800 and $234,718,230, respectively. Please refer to the tables within the Portfolio of Investments for open purchased options on foreign currencies for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had written foreign currency options to generate income with an average notional value of $263,433,000 and $152,810,153, respectively. Please refer to the tables within the Portfolio of Investments for open written options on foreign currency contracts for Strategic Income Opportunities at March 31, 2023. There were no written options on foreign currency contracts for Intermediate Bond at March 31, 2023.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had purchased forward premium swaptions with average notional values of $214,136,400 and $125,910,650, respectively, to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had written forward premium swaptions with average notional values of $130,998,000 and $411,285,467, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for open written forward premium swaptions for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2023, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2023, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds enter into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2023,Strategic Income Opportunities had bought credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market.
During the year ended March 31, 2023, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy protection of $175,591,087, $4,010,482 and $35,880,321, respectively. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection for Strategic Income Opportunities at March 31, 2023. There were no credit default swaps to buy protection for Intermediate Bond and Short Term Bond at March 31, 2023.
During the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had an average notional value on credit default swaps to sell protection of $136,125,996 and $150,591,428, respectively. There were no credit default swaps to sell protection for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”)
in order to increase exposure to interest rate risk. The average notional amount on long interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $363,757,913 and $266,265,066, respectively.
For the year ended March 31, 2023, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. The average notional amount on short interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $266,553,875 and $154,295,075, respectively.
Please refer to the tables within the Portfolio of Investments for open interest rate swap contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2023.
At March 31, 2023, Intermediate Bond and Strategic Income Opportunities had pledged $16,600,000 and $12,296,846 as cash collateral for open centrally cleared swaps, respectively.
Volatility Swap Contracts. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
For the year ended March 31, 2023, Strategic Income Opportunities had an average notional amount of $44,252,000 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at March 31, 2023.
P. Offering Costs. Costs incurred with the offering of Short Duration High Income are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations on February 9, 2023.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2023, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$11,358,669	$4,007,464
High Yield Bond	776,555,454	337,218,179
Intermediate Bond	2,875,950,283	4,296,014,674
Short Duration High Income	25,110,877	293,750
Short Term Bond	416,203,026	140,489,506
Strategic Income Opportunities	674,652,081	866,629,505
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$5,851,092,132	$5,978,746,427
Intermediate Bond	17,504,388,963	17,151,173,357
Short Term Bond	866,437,044	741,811,151
Strategic Income Opportunities	1,456,311,070	1,526,975,366
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	Fee
GNMA Income	0.45% on the first $1 billion, 0.43% on the next $500 million and 0.41% on assets thereafter
High Yield Bond(1)	0.61% on the first $500 million, 0.55% on the next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Duration High Income	0.48% on all assets
Short Term Bond	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets

(1)
Effective January 1, 2023, the Investment Adviser has agreed to waive 0.05% of the management fee through August 1, 2024. Any fees waived or reimbursed in relation to this waiver are not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R of the respective Funds each has a distribution and/or service and distribution plan (the “Plan”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
GNMA Income	0.25%	1.00%	N/A
High Yield Bond	0.25%	1.00%	0.50%
Intermediate Bond	0.25%	1.00%	0.50%
Short Duration High Income	0.25%	N/A	N/A
Short Term Bond	0.25%	1.00%	0.50%
Strategic Income Opportunities	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2023, the Distributor retained the following amounts in sales charges:

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:
GNMA Income	$8,168	$—
High Yield Bond	731	—
Intermediate Bond	2,023	—
Short Term Bond	53	—
Strategic Income Opportunities	1,978	—
Contingent Deferred Sales Charges:
GNMA Income	$9,431	$2,911
High Yield Bond	—	173
Intermediate Bond	1,307	158
Strategic Income Opportunities	11,957	5,409
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Index Solution Income Portfolio	Short Term Bond	8.73%
Voya Institutional Trust Company	GNMA Income	14.93
Voya Investments, LLC	Short Duration High Income	97.01
Voya Retirement Conservative Portfolio	Short Term Bond	9.66
Voya Retirement Growth Portfolio	Short Term Bond	18.96
Voya Retirement Insurance and Annuity Company	Intermediate Bond	9.36
Voya Retirement Moderate Growth Portfolio	Short Term Bond	16.33
Voya Retirement Moderate Portfolio	Short Term Bond	16.82
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the
Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
GNMA Income	$266,727
High Yield Bond	5,576
Intermediate Bond	316,331
Short Duration High Income	—
Short Term Bond	16
Strategic Income Opportunities	22,519
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. For the year ended March 31, 2023, High Yield Bond engaged in such transactions amounting to $117,543,432 of in-kind sales, resulting in a net realized loss of $(15,156,682).
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class R	Class R6	Class W
GNMA Income	0.84%	1.59%	0.54%	N/A	0.54%	0.59%
High Yield Bond	1.10%	1.85%	0.85%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	1.00%	0.50%	0.50%
Short Duration High Income	0.85%	N/A	0.60%	N/A	0.60%	N/A
Short Term Bond	0.65%	1.40%	0.35%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	1.40%	0.60%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2023 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	March 31,			Total
	2024	2025	2026
Short Duration High Income	$—	$—	$12,491	$12,491
Short Term Bond	275,697	120,887	56,303	452,887
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2023, are as follows:
	March 31,			Total
	2024	2025	2026
GNMA Income
Class I	$220,385	$169,548	$126,505	$516,438
Short Duration High Income
Class I	—	—	7	7
Short Term Bond
Class I	8,563	8,770	10,349	27,682
The Expense Limitation Agreement is contractual through August 1, 2023, except Short Duration High Income which is through August 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2023:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	4	$4,024,250	2.12%
High Yield Bond	2	1,986,500	4.80
Intermediate Bond	5	2,349,400	3.86
Short Term Bond	1	4,271,000	5.83
Strategic Income Opportunities	1	2,900,000	5.33

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2023	8,662,434	—	1,260,960	(15,637,748)	—	(5,714,354)	65,480,777	—	9,458,438	(118,547,474)	—	(43,608,259)
3/31/2022	11,277,527	—	720,684	(23,725,800)	—	(11,727,589)	95,005,028	—	6,054,296	(199,441,916)	—	(98,382,592)
Class C
3/31/2023	426,198	—	45,979	(1,454,599)	—	(982,422)	3,208,894	—	342,488	(10,976,750)	—	(7,425,368)
3/31/2022	434,519	—	21,361	(2,878,820)	—	(2,422,940)	3,655,918	—	179,138	(24,082,916)	—	(20,247,860)
Class I
3/31/2023	73,733,932	—	2,129,572	(69,747,779)	—	6,115,725	556,500,667	—	16,020,098	(527,669,156)	—	44,851,609
3/31/2022	57,283,966	—	1,410,379	(68,604,093)	—	(9,909,748)	482,886,816	—	11,867,348	(575,307,247)	—	(80,553,083)
Class P(2)
3/31/2023	150,796	—	1,514	(156,307)	—	(3,997)	1,141,188	—	11,243	(1,174,037)	—	(21,606)
3/31/2022	—	—	80	—	—	80	—	—	675	—	—	675

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income (continued)
Class R6
3/31/2023	1,857,031	—	110,352	(979,878)	—	987,505	14,212,219	—	828,986	(7,503,872)	—	7,537,333
3/31/2022	759,585	—	46,034	(2,729,091)	—	(1,923,472)	6,415,735	—	387,301	(23,219,105)	—	(16,416,069)
Class W
3/31/2023	1,154,980	—	283,020	(6,322,696)	—	(4,884,696)	8,777,294	—	2,135,722	(48,263,912)	—	(37,350,896)
3/31/2022	2,733,426	—	211,783	(10,233,228)	—	(7,288,019)	23,034,577	—	1,783,946	(86,789,385)	—	(61,970,862)
High Yield Bond
Class A
3/31/2023	537,141	—	335,012	(1,187,397)	—	(315,244)	3,630,499	—	2,269,789	(8,164,961)	—	(2,264,673)
3/31/2022	649,906	—	259,104	(1,099,273)	—	(190,263)	5,218,071	—	2,063,621	(8,762,057)	—	(1,480,365)
Class C
3/31/2023	15,650	—	68,923	(360,897)	—	(276,324)	108,101	—	466,638	(2,470,810)	—	(1,896,071)
3/31/2022	164,725	—	49,194	(232,402)	—	(18,483)	1,325,876	—	391,638	(1,848,988)	—	(131,474)
Class I
3/31/2023	13,288,597	—	1,772,476	(12,478,237)	—	2,582,836	91,566,913	—	11,976,296	(85,981,809)	—	17,561,400
3/31/2022	14,248,586	—	1,180,689	(11,341,157)	—	4,088,118	114,040,363	—	9,385,111	(90,093,198)	—	33,332,276
Class P(3)
3/31/2023	86,486	—	1,582,416	(37,547,356)	—	(35,878,454)	594,949	—	10,805,849	(255,926,038)	—	(244,525,240)
3/31/2022	16,740,632	—	2,200,106	(22,270,858)	—	(3,330,120)	131,212,122	—	17,529,964	(175,094,969)	—	(26,352,883)
Class P3(4)
3/31/2023	43,956	—	9,136	(171,175)	—	(118,083)	304,315	—	62,023	(1,158,263)	—	(791,925)
3/31/2022	891,755	—	68,009	(1,943,676)	—	(983,912)	7,142,828	—	545,174	(15,234,842)	—	(7,546,840)
Class R
3/31/2023	18,190	—	2,198	(6,368)	—	14,020	125,231	—	14,848	(43,427)	—	96,652
3/31/2022	5,116	—	1,691	(51,173)	—	(44,366)	40,858	—	13,528	(411,270)	—	(356,884)
Class R6
3/31/2023	9,147,216	—	446,194	(1,584,744)	—	8,008,666	60,873,882	—	3,023,148	(10,845,929)	—	53,051,101
3/31/2022	4,066,896	—	1,352,792	(29,933,291)	—	(24,513,603)	32,690,991	—	10,846,577	(235,228,704)	—	(191,691,136)
Class W
3/31/2023	4,246,913	—	710,179	(7,582,561)	—	(2,625,469)	28,861,646	—	4,821,836	(51,602,614)	—	(17,919,132)
3/31/2022	4,432,494	—	584,438	(12,143,760)	—	(7,126,828)	35,524,660	—	4,664,211	(97,076,957)	—	(56,888,086)
Intermediate Bond
Class A
3/31/2023	6,039,145	—	675,124	(16,764,116)	—	(10,049,847)	52,739,875	—	5,922,666	(147,691,741)	—	(89,029,200)
3/31/2022	7,936,708	—	687,990	(15,367,870)	—	(6,743,172)	81,104,507	—	7,040,999	(157,102,969)	—	(68,957,463)
Class C
3/31/2023	112,160	—	21,933	(656,114)	—	(522,021)	973,316	—	192,151	(5,773,250)	—	(4,607,783)
3/31/2022	172,368	—	23,132	(781,431)	—	(585,931)	1,768,576	—	236,689	(7,948,052)	—	(5,942,787)
Class I
3/31/2023	255,795,385	—	16,085,857	(344,956,757)	—	(73,075,515)	2,273,838,015	—	141,151,475	(3,044,798,908)	—	(629,809,418)
3/31/2022	241,997,846	—	14,032,171	(220,648,390)	—	35,381,627	2,453,548,509	—	143,362,404	(2,226,904,558)	—	370,006,355
Class P3(5)
3/31/2023	5,830,640	—	243,852	(14,037,512)	—	(7,963,020)	51,797,195	—	2,141,635	(122,473,358)	—	(68,534,528)
3/31/2022	6,732,245	—	152,870	(2,529,951)	—	4,355,164	67,863,845	—	1,554,909	(25,314,324)	—	44,104,430
Class R
3/31/2023	1,941,190	—	359,089	(4,048,634)	—	(1,748,355)	17,098,433	—	3,152,853	(35,936,191)	—	(15,684,905)
3/31/2022	1,952,651	—	321,947	(4,389,254)	—	(2,114,656)	19,998,676	—	3,298,237	(44,929,985)	—	(21,633,072)
Class R6
3/31/2023	73,110,166	—	8,024,827	(86,107,680)	—	(4,972,687)	646,791,761	—	70,443,640	(758,883,993)	—	(41,648,592)
3/31/2022	79,215,568	—	6,563,347	(96,696,703)	—	(10,917,788)	808,317,892	—	67,098,886	(994,110,333)	—	(118,693,555)
Class W
3/31/2023	1,815,263	—	253,869	(13,186,402)	—	(11,117,270)	16,178,038	—	2,240,487	(118,828,132)	—	(100,409,607)
3/31/2022	3,124,623	—	466,739	(11,502,032)	—	(7,910,670)	31,905,860	—	4,771,464	(118,079,317)	—	(81,401,993)
Short Duration High Income
Class A
2/9/2023(1) - 3/31/2023	862,214	—	8,416	—	—	870,630	8,617,007	—	83,236	—	—	8,700,243
Class I
2/9/2023(1) - 3/31/2023	881,952	—	8,979	—	—	890,931	8,813,333	—	88,803	—	—	8,902,136
Class R6
2/9/2023(1) - 3/31/2023	833,333	—	8,657	—	—	841,990	8,333,334	—	85,623	—	—	8,418,957
Short Term Bond
Class A
3/31/2023	110,007	—	31,688	(770,084)	—	(628,389)	1,028,426	—	294,501	(7,126,977)	—	(5,804,050)
3/31/2022	225,939	—	24,149	(601,354)	—	(351,266)	2,248,805	—	239,174	(5,901,999)	—	(3,414,020)
Class C
3/31/2023	2,890	—	322	(33,367)	—	(30,155)	26,785	—	2,997	(312,357)	—	(282,575)
3/31/2022	13,819	—	241	(22,792)	—	(8,732)	134,109	—	2,396	(225,983)	—	(89,478)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Short Term Bond (continued)
Class I
3/31/2023	3,028,561	—	84,847	(3,084,170)	—	29,238	27,898,398	—	786,797	(28,724,920)	—	(39,725)
3/31/2022	2,346,060	—	38,184	(753,122)	—	1,631,122	23,155,647	—	376,908	(7,420,186)	—	16,112,369
Class P2(6)
3/31/2023	249,092	—	30,934	(3,094,620)	—	(2,814,594)	2,319,764	—	287,230	(28,457,191)	—	(25,850,197)
3/31/2022	3,710,644	—	144,599	(10,608,845)	—	(6,753,602)	35,617,003	—	1,429,581	(104,288,052)	—	(67,241,468)
Class P3(8)
3/31/2023	1,135,277	—	13,935	(1,758,058)	—	(608,846)	10,600,984	—	129,696	(16,137,633)	—	(5,406,953)
3/31/2022	389,625	—	8,196	(123,016)	—	274,805	3,793,284	—	80,642	(1,203,965)	—	2,669,961
Class R
3/31/2023	1,036	—	41	(377)	—	700	9,722	—	384	(3,543)	—	6,563
3/31/2022	1,087	—	11	(191)	—	907	10,787	—	108	(1,897)	—	8,998
Class R6
3/31/2023	15,171,571	—	906,987	(18,584,103)	—	(2,505,545)	141,319,801	—	8,431,735	(173,522,880)	—	(23,771,344)
3/31/2022	39,456,260	—	422,058	(6,095,498)	—	33,782,820	392,726,125	—	4,160,869	(60,250,814)	—	336,636,180
Class W
3/31/2023	242,070	—	39,541	(976,562)	—	(694,951)	2,280,395	—	368,976	(9,138,541)	—	(6,489,170)
3/31/2022	683,926	—	31,532	(858,904)	—	(143,446)	6,788,542	—	312,982	(8,544,228)	—	(1,442,704)
Strategic Income Opportunities
Class A
3/31/2023	2,161,239	—	308,066	(5,353,583)	—	(2,884,278)	19,705,733	—	2,800,165	(48,903,213)	—	(26,397,315)
3/31/2022	3,051,116	—	339,546	(7,012,470)	—	(3,621,808)	30,535,738	—	3,392,473	(70,001,927)	—	(36,073,716)
Class C
3/31/2023	528,190	—	119,786	(1,772,262)	—	(1,124,286)	4,781,253	—	1,071,657	(15,912,261)	—	(10,059,351)
3/31/2022	1,305,996	—	102,460	(1,513,122)	—	(104,666)	12,857,088	—	1,007,742	(14,880,582)	—	(1,015,752)
Class I
3/31/2023	65,354,991	—	6,665,654	(118,116,153)	—	(46,095,508)	597,442,459	—	60,676,878	(1,079,721,182)	—	(421,601,845)
3/31/2022	85,696,320	—	6,007,076	(73,414,564)	—	18,288,832	856,763,572	—	60,036,542	(732,917,242)	—	183,882,872
Class P(7)
3/31/2023	—	—	6	(346)	—	(340)	—	—	51	(3,182)	—	(3,131)
3/31/2022	—	—	13	—	—	13	—	—	127	—	—	127
Class R
3/31/2023	205,455	—	69,029	(376,994)	—	(102,510)	1,843,645	—	621,828	(3,419,516)	—	(954,043)
3/31/2022	257,601	—	59,664	(356,374)	—	(39,109)	2,565,310	—	590,684	(3,516,584)	—	(360,590)
Class R6
3/31/2023	2,464,303	—	689,623	(1,102,354)	—	2,051,572	22,125,558	—	6,248,297	(10,112,323)	—	18,261,532
3/31/2022	2,340,912	—	548,112	(1,538,747)	—	1,350,277	23,553,792	—	5,463,117	(15,322,706)	—	13,694,203
Class W
3/31/2023	932,532	—	69,702	(2,669,069)	—	(1,666,835)	8,503,175	—	634,073	(24,406,942)	—	(15,269,694)
3/31/2022	980,152	—	108,854	(2,151,161)	—	(1,062,155)	9,800,026	—	1,084,565	(21,408,935)	—	(10,524,344)

(1)
Commencement of operations

(2)
Class P was fully redeemed on close of business March 24, 2023

(3)
Class P was fully redeemed on close of business February 24, 2023

(4)
Class P3 was fully redeemed on close of business February 22, 2023

(5)
Class P3 was fully redeemed on close of business March 30, 2023

(6)
Class P2 was fully redeemed on close of business November 29, 2022

(7)
Class P was fully redeemed on close of business September 8, 2022

(8)
Class P3 was fully redeemed on close of business November 3, 2022

NOTE 10 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter into credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded and unfunded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2023, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment
Athenahealth, Inc. 2022 Delayed Draw Term Loan	$119,903
IPS Corporation 2021 Delayed Draw Term Loan	42,096
$161,999

*
The unrealized appreciation/(depreciation) on these commitments as of March 31, 2023 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2023:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,016,416	$(1,016,416)	$—
BNP Paribas	1,473,744	(1,473,744)	—
BNP Paribas Prime Brokerage Intl Ltd	1,237,602	(1,237,602)	—
Goldman, Sachs & Co. LLC	1,034,129	(1,034,129)	—
J.P. Morgan Securities LLC	1,424,237	(1,424,237)	—
Morgan Stanley & Co. LLC	561,521	(561,521)	—
Scotia Capital (USA) INC	472,262	(472,262)	—
State Street Bank and Trust Company	58,082	(58,082)	—
TD Prime Services LLC	240,838	(240,838)	—
TD Securities INC	358,468	(358,468)	—
UBS AG	33,324	(33,324)	—
Wells Fargo Securities LLC	16,110	(16,110)	—
	$7,926,733	$(7,926,733)	$—

(1)
Cash collateral with a fair value of $8,175,410 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$5,739,535	$(5,739,535)	$—
Barclays Capital Inc.	19,928,495	(19,928,495)	—
BNP Paribas	4,285,100	(4,285,100)	—
BNP Paribas Prime Brokerage Intl Ltd	1,012,117	(1,012,117)	—
BofA Securities Inc	7,781,292	(7,781,292)	—
Citigroup Global Markets Inc.	38,967	(38,967)	—
Deutsche Bank, AG	356,577	(356,577)	—
Goldman Sachs International	581,445	(581,445)	—
Goldman, Sachs & Co. LLC	8,119,369	(8,119,369)	—
HSBC Securities (USA) Inc.	3,275,260	(3,275,260)	—
J.P. Morgan Securities LLC	6,101,212	(6,101,212)	—
Morgan Stanley & Co. LLC	1,275,764	(1,275,764)	—
Nomura International PLC	678,353	(678,353)	—
Nomura Securities International, Inc.	4,928,899	(4,928,899)	—
RBC Capital Markets, LLC	1,735,638	(1,735,638)	—
RBC Dominion Securities Inc	252,475	(252,475)	—
Scotia Capital (USA) INC	672,748	(672,748)	—
Societe Generale	2,056,783	(2,056,783)	—
TD Prime Services LLC	4,195,767	(4,195,767)	—
Truist Securities INC	76,405	(76,405)	—
UBS AG	2,619,327	(2,619,327)	—
US Bancorp Investments	28,253	(28,253)	—
Wells Fargo Bank NA	1,904,394	(1,904,394)	—
	$77,644,175	$(77,644,175)	$—

(1)
Cash collateral with a fair value of $80,033,894 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$691,105	$(691,105)	$—
BNP Paribas Prime Brokerage Intl Ltd	328,270	(328,270)	—
BofA Securities Inc	411,694	(411,694)	—
Deutsche Bank Securities Inc.	437,779	(437,779)	—
Mizuho Securities USA LLC.	486,610	(486,610)	—
Morgan Stanley & Co. LLC	1,050,442	(1,050,442)	—
Nomura Securities International, Inc.	357,427	(357,427)	—
RBC Capital Markets, LLC	162,444	(162,444)	—
Societe Generale	11,881	(11,881)	—
TD Prime Services LLC	650,984	(650,984)	—
Wells Fargo Clearing Services, LLC	223,744	(223,744)	—
	$4,812,380	$(4,812,380)	$—

(1)
Cash collateral with a fair value of $4,942,012 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,276,838	$(1,276,838)	$—
BNP Paribas	997,266	(997,266)	—
BNP Paribas Prime Brokerage Intl Ltd	4,458,279	(4,458,279)	—
BNP Paribas Securities Corp.	116,282	(116,282)	—
BofA Securities Inc	70,822	(70,822)	—
Citadel Clearing LLC	1,024,151	(1,024,151)	—
Citigroup Global Markets Inc.	311,402	(311,402)	—
Goldman, Sachs & Co. LLC	1,541,351	(1,541,351)	—
J.P. Morgan Securities LLC	2,380,021	(2,380,021)	—
Morgan Stanley & Co. LLC	965,268	(965,268)	—
Nomura Securities International, Inc.	1,537,141	(1,537,141)	—
RBC Capital Markets, LLC	2,699,100	(2,699,100)	—
RBC Dominion Securities Inc	27,197	(27,197)	—
Scotia Capital (USA) INC	6,179	(6,179)	—
TD Prime Services LLC	155,186	(155,186)	—
TD Securities (USA) Inc.	309,097	(309,097)	—
Truist Securities INC	86,723	(86,723)	—
UBS AG	14,543	(14,543)	—
Wells Fargo Bank NA	1,132,091	(1,132,091)	—
Wells Fargo Securities LLC	256,498	(256,498)	—
Total	$19,365,435	$(19,365,435)	$—

(1)
Cash collateral with a fair value of $19,957,719 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, swaps, capital loss carryforwards, straddle loss deferrals, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2023:
	Paid-in Capital		Distributable Earnings
High Yield Bond	$(15,224,252	)(1)	$15,224,252

(1)
Amount is comprised of in-kind sales and related wash sales.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Return of Capital
GNMA Income	$35,132,244	$—	$23,043,516	$1,246,729
High Yield Bond	32,145,490	3,451,344	46,733,715	—
Intermediate Bond	256,679,701	—	241,620,464	15,759,373
Short Duration High Income	257,963	—	—	—
Short Term Bond	10,347,518	—	5,328,045	1,297,390
Strategic Income Opportunities	79,582,543	—	65,079,993	15,258,017

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
			Amount	Character	Expiration
GNMA Income	$157,275	$(102,323,363)	$(70,598,959)	Short-term	None	$(706,339)	$(195,228,438)
			(21,757,052)	Long-term	None
			$(92,356,011)
High Yield Bond	622,458	(38,783,152)	(6,648,860)	Short-term	None	(108,310)	(62,923,086)
			(18,005,222)	Long-term	None
			$(24,654,082)
Intermediate Bond	21,448,775	(633,772,459)	(336,656,658)	Short-term	None	(2,757,726)	(1,419,408,649)
			(467,670,581)	Long-term	None
			$(804,327,239)
Short Duration High Income	1,288	(291,137)	—	—	—	(302)	(290,151)
Short Term Bond	236,858	(11,218,560)	(9,222,164)	Short-term	None	(733)	(32,479,881)
			(12,275,282)	Long-term	None
			$(21,497,446)
Strategic Income Opportunities	6,766,129	(195,916,660)	(38,840,366)	Short-term	None	(667,241)	(323,897,025)
			(95,238,887)	Long-term	None
			$(134,079,253)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 14 — LIQUIDITY (continued)

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Funds’ (with the exception of Short Duration High Income which had not commenced operations during annual assessment period) ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of a Fund and of the Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Funds' financial statements.
NOTE 17 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0197	May 1, 2023	Daily
Class C	$0.0151	May 1, 2023	Daily
Class I	$0.0216	May 1, 2023	Daily
Class R6	$0.0220	May 1, 2023	Daily
Class W	$0.0213	May 1, 2023	Daily
High Yield Bond
Class A	$0.0317	May 1, 2023	Daily
Class C	$0.0276	May 1, 2023	Daily
Class I	$0.0335	May 1, 2023	Daily
Class R	$0.0304	May 1, 2023	Daily
Class R6	$0.0340	May 1, 2023	Daily
Class W	$0.0332	May 1, 2023	Daily
Intermediate Bond
Class A	$0.0240	May 1, 2023	Daily
Class C	$0.0187	May 1, 2023	Daily
Class I	$0.0264	May 1, 2023	Daily
Class R	$0.0223	May 1, 2023	Daily
Class R6	$0.0269	May 1, 2023	Daily
Class W	$0.0257	May 1, 2023	Daily

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Short Duration High Income
Class A	$0.0609	May 1, 2023	Daily
Class I	$0.0626	May 1, 2023	Daily
Class R6	$0.0626	May 1, 2023	Daily
Short Term Bond
Class A	$0.0240	May 1, 2023	Daily
Class C	$0.0183	May 1, 2023	Daily
Class I	$0.0261	May 1, 2023	Daily
Class R	$0.0222	May 1, 2023	Daily
Class R6	$0.0265	May 1, 2023	Daily
Class W	$0.0260	May 1, 2023	Daily
Strategic Income Opportunities
Class A	$0.0316	May 1, 2023	Daily
Class C	$0.0257	May 1, 2023	Daily
Class I	$0.0333	May 1, 2023	Daily
Class R	$0.0295	May 1, 2023	Daily
Class R6	$0.0338	May 1, 2023	Daily
Class W	$0.0333	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 50.3%
1,979,323	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,098,059	0.2
1,818,929	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	1,964,461	0.2
4,934,654	Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	5,176,740	0.4
1,316,360	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	1,391,354	0.1
720,980	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	717,984	0.1
2,426,682 (1)	Fannie Mae 2010-95 SB, 1.755%, (-1.000*US0001M + 6.600%), 09/25/2040	180,455	0.0
6,013,754	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	6,015,373	0.5
4,551,020 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	506,166	0.0
9,068,756 (1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	411,655	0.0
144,653 (2)	Fannie Mae REMIC Trust 2002-W1 3A, 3.486%, 04/25/2042	134,975	0.0
703,979 (2)	Fannie Mae REMIC Trust 2002-W6 3A, 4.242%, 01/25/2042	660,961	0.1
3,983,310	Fannie Mae REMIC Trust 2002-W9 A4, 6.000%, 08/25/2042	4,070,270	0.3
740,166	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	776,768	0.1
1,925,491	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	1,960,555	0.2
3,042,898	Fannie Mae REMIC Trust 2003-W15 2A7, 5.550%, 08/25/2043	3,072,611	0.2
79,679	Fannie Mae REMIC Trust 2004-61 SH, 4.617%, (-3.998*US0001M + 23.988%), 11/25/2032	85,471	0.0
2,183,969 (2)	Fannie Mae REMIC Trust 2004-W11 2A, 3.887%, 03/25/2043	2,066,638	0.2
1,978,597	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	1,984,168	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
252,774 (1)	Fannie Mae REMIC Trust 2005-17 ES, 1.905%, (-1.000*US0001M + 6.750%), 03/25/2035	$7,683	0.0
245,701	Fannie Mae REMIC Trust 2005-59 NQ, 4.762%, (-2.500*US0001M + 16.875%), 05/25/2035	249,934	0.0
402,402	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	404,121	0.0
77,835	Fannie Mae REMIC Trust 2006-115 ES, 7.179%, (-4.000*US0001M + 26.560%), 12/25/2036	91,558	0.0
539,174 (1)	Fannie Mae REMIC Trust 2006-36 SP, 1.855%, (-1.000*US0001M + 6.700%), 05/25/2036	35,547	0.0
2,184,129 (1)	Fannie Mae REMIC Trust 2006-79 SH, 1.605%, (-1.000*US0001M + 6.450%), 08/25/2036	224,917	0.0
122,960 (2)	Fannie Mae REMIC Trust 2009-12 LK, 13.171%, 03/25/2039	137,136	0.0
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	1,955,818	0.2
6,058,525	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	6,181,621	0.5
1,136,660	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,136,292	0.1
3,071,438 (1)	Fannie Mae REMIC Trust 2012-128 VS, 1.405%, (-1.000*US0001M + 6.250%), 06/25/2042	167,146	0.0
1,549,473 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	51,499	0.0
1,592,072 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	200,376	0.0
1,268,732 (1)	Fannie Mae REMIC Trust 2012-68 SD, 1.855%, (-1.000*US0001M + 6.700%), 06/25/2032	85,108	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	$3,082,684	0.2
529,289 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	42,088	0.0
1,243,448 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	83,309	0.0
315,453	Fannie Mae REMICS 2005-122 SE, 6.142%, (-3.500*US0001M + 23.100%), 11/25/2035	326,564	0.0
2,200,863 (1)	Fannie Mae REMICS 2005-17 SA, 1.855%, (-1.000*US0001M + 6.700%), 03/25/2035	225,190	0.0
311,184	Fannie Mae REMICS 2005-75 GS, 5.714%, (-3.000*US0001M + 20.250%), 08/25/2035	349,757	0.0
2,804 (3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	2,333	0.0
4,463,108 (1)	Fannie Mae REMICS 2006-8 HL, 1.855%, (-1.000*US0001M + 6.700%), 03/25/2036	429,349	0.0
580,446	Fannie Mae REMICS 2007-1 NR, 10.676%, (-7.600*US0001M + 47.500%), 02/25/2037	974,683	0.1
6,108,148 (1)	Fannie Mae REMICS 2010-147 LS, 1.605%, (-1.000*US0001M + 6.450%), 01/25/2041	759,529	0.1
995,584	Fannie Mae REMICS 2010-26 F, 5.615%, (US0001M + 0.770%), 11/25/2036	997,109	0.1
947,911	Fannie Mae REMICS 2010-39 FN, 5.675%, (US0001M + 0.830%), 05/25/2040	949,186	0.1
755,697	Fannie Mae REMICS 2010-80 PZ, 5.000%, 07/25/2040	760,756	0.1
1,000,000	Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	977,683	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,051,033	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	$1,062,387	0.1
750,000	Fannie Mae REMICS 2011-105 MB, 4.000%, 10/25/2041	693,887	0.1
1,304,737	Fannie Mae REMICS 2011-4 CS, 3.209%, (-2.000*US0001M + 12.900%), 05/25/2040	1,284,355	0.1
1,829,169 (1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	73,973	0.0
1,883,573	Fannie Mae REMICS 2012-148 KH, 3.000%, 03/25/2042	1,777,378	0.1
4,217,885	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	4,088,673	0.3
2,675,908	Fannie Mae REMICS 2012-27 EZ, 4.250%, 03/25/2042	2,621,673	0.2
2,500,000	Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,300,664	0.2
777,215	Fannie Mae REMICS 2013-125 AZ, 4.000%, 11/25/2039	691,124	0.1
1,243,922 (3)	Fannie Mae REMICS 2013-135 PO, 0.000%, 01/25/2044	946,155	0.1
2,316,562 (1)	Fannie Mae REMICS 2013-25 BI, 3.000%, 03/25/2033	170,582	0.0
1,342,632	Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,232,329	0.1
1,778,535 (1)	Fannie Mae REMICS 2013-62 AI, 3.000%, 06/25/2033	154,372	0.0
1,401,927	Fannie Mae REMICS 2015-22 DY, 3.000%, 04/25/2045	1,122,330	0.1
1,342,493	Fannie Mae REMICS 2015-26 UZ, 3.000%, 05/25/2045	1,073,347	0.1
711,932	Fannie Mae REMICS 2015-68 JW, 3.500%, 09/25/2030	672,236	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,630,000	Fannie Mae REMICS 2016-103 PB, 3.000%, 01/25/2047	$2,314,801	0.2
4,563,560 (1)	Fannie Mae REMICS 2016-4 DS, 1.255%, (-1.000*US0001M + 6.100%), 02/25/2046	558,408	0.0
4,283,554	Fannie Mae REMICS 2016-64 LD, 3.500%, 09/25/2046	3,973,594	0.3
5,462,609	Fannie Mae REMICS 2017-22 DZ, 4.000%, 04/25/2047	5,255,455	0.4
7,510,000	Fannie Mae REMICS 2018-16 TV, 3.000%, 05/25/2041	6,803,175	0.5
443,764	Fannie Mae REMICS 2018-25 AL, 3.500%, 04/25/2048	399,073	0.0
545,804	Fannie Mae REMICS 2018-37 DZ, 4.000%, 06/25/2048	525,788	0.0
6,229,345 (1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	463,342	0.0
1,671,495	Fannie Mae REMICS 2019-6 GZ, 4.000%, 03/25/2059	1,544,261	0.1
28,238,188 (1)	Fannie Mae REMICS 2020-34 AI, 3.500%, 06/25/2035	2,634,824	0.2
4,101,913 (1)	Fannie Mae REMICS 2020-44 TI, 5.500%, 12/25/2035	658,483	0.1
2,702,894	Fannie Mae Series 2016-51 S, 1.075%, (-1.000*US0001M + 5.920%), 10/25/2043	2,446,380	0.2
1,314,622 (2)	Fannie Mae Trust 2004-W2 3A, 3.608%, 02/25/2044	1,267,045	0.1
1,122,675 (2)	Fannie Mae Trust 2004-W2 4A, 3.556%, 02/25/2044	1,085,880	0.1
3,069,970	Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,079,599	0.2
1,605,519	Freddie Mac REMIC Trust 2005-S001 2A2, 4.995%, (US0001M + 0.150%), 09/25/2045	1,501,366	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
288,501	Freddie Mac REMIC Trust 2653 SC, 4.469%, (-0.500*US0001M + 6.800%), 07/15/2033	$278,582	0.0
655,280	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	687,382	0.1
65,712	Freddie Mac REMIC Trust 3012 ST, 5.096%, (-3.600*US0001M + 21.960%), 04/15/2035	67,157	0.0
198,186	Freddie Mac REMIC Trust 3065 DC, 5.807%, (-3.000*US0001M + 19.860%), 03/15/2035	204,512	0.0
285,453	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	295,891	0.0
2,639,252 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	48,418	0.0
170,451 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	20,952	0.0
241,857	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	240,153	0.0
1,149,739	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	1,098,940	0.1
6,115,350 (1)	Freddie Mac REMIC Trust 4176 IA, 2.500%, 03/15/2028	236,949	0.0
115,582 (3)	Freddie Mac REMICS 2974 KO, 0.000%, 05/15/2035	92,968	0.0
3,809,020	Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	4,167,077	0.3
1,125,867	Freddie Mac REMICS 3658 CZ, 5.000%, 04/15/2040	1,150,215	0.1
4,349,283 (1)	Freddie Mac REMICS 3960 SG, 1.316%, (-1.000*US0001M + 6.000%), 11/15/2041	456,576	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,075,000	Freddie Mac REMICS 4059 DY, 3.500%, 06/15/2042	$4,843,338	0.4
1,307,721	Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,233,612	0.1
4,088,693	Freddie Mac REMICS 4136 ZG, 3.000%, 11/15/2042	3,731,942	0.3
9,641,019	Freddie Mac REMICS 4159 LZ, 3.500%, 01/15/2043	9,062,645	0.7
1,871,677	Freddie Mac REMICS 4249 CS, 1.154%, (-0.750*US0001M + 4.650%), 09/15/2043	1,426,210	0.1
2,856,693	Freddie Mac REMICS 4274 US, 1.166%, (-1.000*US0001M + 5.850%), 10/15/2035	2,375,029	0.2
10,628,571	Freddie Mac REMICS 4367 MZ, 4.000%, 07/15/2044	10,349,351	0.8
2,666,803	Freddie Mac REMICS 4372 Z, 3.000%, 08/15/2044	2,432,348	0.2
7,702,551 (1)	Freddie Mac REMICS 4438 AS, 1.516%, (-1.000*US0001M + 6.200%), 02/15/2045	780,992	0.1
5,974,239	Freddie Mac REMICS 4480 ZX, 4.000%, 11/15/2044	5,780,339	0.4
4,127,405	Freddie Mac REMICS 4631 CZ, 3.500%, 11/15/2046	3,864,254	0.3
2,484,509	Freddie Mac REMICS 4818 GZ, 4.000%, 08/15/2048	2,385,428	0.2
2,597,868	Freddie Mac REMICS 5000 DC, 2.500%, 03/25/2040	2,287,715	0.2
23,259,378 (1)	Freddie Mac REMICS 5013 QI, 3.500%, 09/25/2050	4,199,504	0.3
1,455,052	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,482,389	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
999,254 (2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 3.830%, 07/25/2033	$930,266	0.1
533,184 (2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 3.936%, 02/25/2043	491,553	0.0
5,321,957	Freddie Mac Whole Loan Securities Trust 2017-SC02 1A2, 3.000%, 05/25/2047	4,740,463	0.4
7,612 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 3.155%, (-1.000*US0001M + 8.000%), 10/25/2023	55	0.0
641,059	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	653,443	0.1
6,298,555	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,485,158	0.5
875,900	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	902,446	0.1
709,061	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	766,891	0.1
4,194,924	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	4,350,490	0.3
332,916	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	335,637	0.0
1,213,893	Ginnie Mae 2009-79 PZ, 6.000%, 09/20/2039	1,325,400	0.1
559,881	Ginnie Mae 2009-H01 FA, 5.911%, (US0001M + 1.150%), 11/20/2059	560,302	0.0
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,053,563	0.2
2,330,195	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	2,309,085	0.2
2,197,154 (3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	1,699,867	0.1
1,820,985 (1)	Ginnie Mae 2014-107 XS, 0.872%, (-1.000*US0001M + 5.600%), 07/16/2044	151,017	0.0
1,850,316	Ginnie Mae 2014-149 KL, 4.000%, 10/16/2044	1,753,811	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
904,089 (1)	Ginnie Mae 2014-96 SQ, 0.872%, (-1.000*US0001M + 5.600%), 07/16/2044	$75,971	0.0
130,000	Ginnie Mae 2015-123 GY, 3.000%, 09/20/2045	107,227	0.0
4,773,586	Ginnie Mae 2015-H13 FG, 4.966%, (US0001M + 0.400%), 04/20/2065	4,744,653	0.4
12,536,933 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	1,457,371	0.1
311,512 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	7,316	0.0
10,274,309	Ginnie Mae 2016-H20 FB, 5.116%, (US0001M + 0.550%), 09/20/2066	10,218,859	0.8
1,000,000	Ginnie Mae 2017-117 BE, 2.500%, 08/20/2047	847,479	0.1
1,000,000	Ginnie Mae 2017-117 NG, 2.500%, 08/20/2047	840,217	0.1
750,000	Ginnie Mae 2017-163 YA, 2.500%, 11/20/2047	626,098	0.0
10,000,000	Ginnie Mae 2017-180 QB, 2.500%, 12/20/2047	8,717,746	0.7
4,718,571	Ginnie Mae 2018-64 ZH, 2.500%, 05/16/2045	4,138,094	0.3
754,297 (1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	102,007	0.0
1,000,000	Ginnie Mae 2018-91 JN, 3.000%, 07/20/2048	895,846	0.1
109,899	Ginnie Mae 2019-71 EN, 4.000%, 06/20/2049	99,933	0.0
6,354,449 (1)	Ginnie Mae 2021-74 KI, 3.000%, 04/20/2051	936,500	0.1
10,655,235	Ginnie Mae 2022-205 ZG, 5.500%, 12/20/2052	10,851,458	0.8
2,346,452	Ginnie Mae 2022-47 EB, 3.000%, 03/20/2037	2,009,282	0.2
66,362	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	67,401	0.0
624,985	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	628,305	0.0
431,025	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	439,595	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
218,724 (3)	Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	$184,534	0.0
1,584,166	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	1,590,955	0.1
659,346 (1)	Ginnie Mae Series 2004-98 SA, 1.939%, (-1.000*US0001M + 6.700%), 11/20/2034	76,076	0.0
547,560	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	553,926	0.0
116,129 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	14,495	0.0
398,051 (1)	Ginnie Mae Series 2005-7 AH, 2.042%, (-1.000*US0001M + 6.770%), 02/16/2035	34,998	0.0
489,628 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	86,569	0.0
958,912	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	969,737	0.1
89,229	Ginnie Mae Series 2005-91 UP, 4.845%, (-2.000*US0001M + 14.300%), 09/16/2031	90,360	0.0
5,158,250	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	5,308,587	0.4
1,575,575	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	1,616,324	0.1
4,741,816 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	44,966	0.0
1,425,848	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	1,460,655	0.1
1,060,397 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	201,433	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,077,794 (3)	Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	$872,697	0.1
63,841	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	65,204	0.0
222,314	Ginnie Mae Series 2007-48 SY, 6.067%, (-3.000*US0001M + 20.250%), 08/16/2037	226,886	0.0
1,237,345 (1)	Ginnie Mae Series 2007-53 SC, 1.739%, (-1.000*US0001M + 6.500%), 09/20/2037	141,030	0.0
37,179	Ginnie Mae Series 2007-53 SW, 5.921%, (-3.000*US0001M + 20.205%), 09/20/2037	39,002	0.0
640,037	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	645,567	0.1
2,813,506	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	2,880,400	0.2
354,599 (1)	Ginnie Mae Series 2008-3 SA, 1.789%, (-1.000*US0001M + 6.550%), 01/20/2038	46,370	0.0
602,418 (1)	Ginnie Mae Series 2008-40 PS, 1.772%, (-1.000*US0001M + 6.500%), 05/16/2038	51,764	0.0
806,795 (1)	Ginnie Mae Series 2008-51 GS, 1.502%, (-1.000*US0001M + 6.230%), 06/16/2038	85,573	0.0
1,528,462 (1)	Ginnie Mae Series 2008-82 SA, 1.239%, (-1.000*US0001M + 6.000%), 09/20/2038	165,895	0.0
1,428,806 (1)	Ginnie Mae Series 2009-110 SA, 1.622%, (-1.000*US0001M + 6.350%), 04/16/2039	26,833	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
910,038	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	$902,872	0.1
2,083,794	Ginnie Mae Series 2009-118 XZ, 5.000%, 12/20/2039	2,104,825	0.2
925,720	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	948,379	0.1
866,844	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	875,521	0.1
1,264,501	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,266,612	0.1
1,232,446	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	1,233,138	0.1
1,671,015	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	1,725,544	0.1
157,536 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	5,929	0.0
2,299,664	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,478,645	0.2
7,148,459	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,022,767	0.6
3,954,767	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,227,491	0.3
681,926 (1)	Ginnie Mae Series 2009-66 QS, 1.339%, (-1.000*US0001M + 6.100%), 07/20/2039	29,485	0.0
3,033,579	Ginnie Mae Series 2009-68 ZC, 5.500%, 08/16/2039	3,120,887	0.2
476,684 (1)	Ginnie Mae Series 2009-77 SA, 1.422%, (-1.000*US0001M + 6.150%), 09/16/2039	50,431	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,140,413	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	$3,250,685	0.2
2,410,791	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	2,611,108	0.2
694,340	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	683,500	0.1
1,660,171	Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,677,934	0.1
911,680 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	74,857	0.0
6,990,011	Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	6,989,492	0.5
892,265 (1)	Ginnie Mae Series 2010-116 NS, 1.922%, (-1.000*US0001M + 6.650%), 09/16/2040	74,475	0.0
3,896,616	Ginnie Mae Series 2010-117 ZQ, 4.500%, 09/20/2040	3,935,031	0.3
918,000	Ginnie Mae Series 2010-121 TB, 4.000%, 09/20/2040	892,171	0.1
23,174 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	844	0.0
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,496,019	0.1
638,260 (1)	Ginnie Mae Series 2010-158 SA, 1.289%, (-1.000*US0001M + 6.050%), 12/20/2040	71,557	0.0
893,059	Ginnie Mae Series 2010-162 ZE, 4.000%, 12/16/2040	878,123	0.1
8,736,545 (1)	Ginnie Mae Series 2010-166 GS, 1.239%, (-1.000*US0001M + 6.000%), 12/20/2040	800,711	0.1
403,600 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	12,065	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
871,078	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	$864,148	0.1
908,029	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	869,401	0.1
152,529 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	6,723	0.0
913,496	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	908,717	0.1
813,669 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	110,745	0.0
4,496,836	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	4,624,358	0.4
706,908	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	701,969	0.1
6,040,969	Ginnie Mae Series 2010-H10 FB, 5.635%, (US0001M + 1.000%), 05/20/2060	6,055,755	0.5
3,145,807	Ginnie Mae Series 2010-H10 FC, 5.635%, (US0001M + 1.000%), 05/20/2060	3,152,186	0.2
1,210,245	Ginnie Mae Series 2010-H20 AF, 4.896%, (US0001M + 0.330%), 10/20/2060	1,201,396	0.1
177,188	Ginnie Mae Series 2010-H26 LF, 4.916%, (US0001M + 0.350%), 08/20/2058	175,955	0.0
272,420	Ginnie Mae Series 2011-116 CI, 4.000%, 05/16/2026	8,463	0.0
162,989 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	15,002	0.0
427,231	Ginnie Mae Series 2011-128 TF, 5.178%, (US0001M + 0.450%), 05/16/2041	421,640	0.0
2,062,835 (1)	Ginnie Mae Series 2011-141 PS, 1.972%, (-1.000*US0001M + 6.700%), 06/16/2041	146,338	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,684,614 (1)	Ginnie Mae Series 2011-146 EI, 5.000%, 11/16/2041	$304,017	0.0
945,000	Ginnie Mae Series 2011-151 PY, 3.000%, 11/20/2041	851,511	0.1
36,860	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	37,713	0.0
116,161 (2)	Ginnie Mae Series 2011-169 BG, 5.450%, 04/16/2039	116,655	0.0
5,700,328	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	5,573,107	0.4
1,218,723	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,192,019	0.1
1,031,833	Ginnie Mae Series 2011-69 HW, 4.000%, 04/20/2040	1,020,066	0.1
228,454 (1)	Ginnie Mae Series 2011-73 LS, 1.929%, (-1.000*US0001M + 6.690%), 08/20/2039	648	0.0
1,986,562	Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	1,900,861	0.1
1,190,997	Ginnie Mae Series 2011-H01 AF, 5.016%, (US0001M + 0.450%), 11/20/2060	1,185,537	0.1
1,613,510	Ginnie Mae Series 2011-H03 FA, 5.066%, (US0001M + 0.500%), 01/20/2061	1,605,724	0.1
304,047	Ginnie Mae Series 2011-H07 FA, 5.066%, (US0001M + 0.500%), 02/20/2061	302,424	0.0
170,481	Ginnie Mae Series 2011-H08 FD, 5.066%, (US0001M + 0.500%), 02/20/2061	169,630	0.0
384,327	Ginnie Mae Series 2011-H09 AF, 5.066%, (US0001M + 0.500%), 03/20/2061	382,533	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
377,860	Ginnie Mae Series 2011-H11 FB, 5.066%, (US0001M + 0.500%), 04/20/2061	$376,103	0.0
450,704	Ginnie Mae Series 2011-H19 FA, 5.036%, (US0001M + 0.470%), 08/20/2061	448,400	0.0
1,117,005	Ginnie Mae Series 2011-H20 FA, 5.116%, (US0001M + 0.550%), 09/20/2061	1,112,257	0.1
232,053	Ginnie Mae Series 2011-H21 FT, 5.390%, (H15T1Y + 0.700%), 10/20/2061	231,651	0.0
919,904 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	38,714	0.0
229,987 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	19,275	0.0
12,433,435 (1)	Ginnie Mae Series 2012-136 BI, 3.500%, 11/20/2042	1,851,746	0.1
2,075,515 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	56,008	0.0
251,187 (1)	Ginnie Mae Series 2012-34 MS, 1.972%, (-1.000*US0001M + 6.700%), 04/16/2041	14,799	0.0
2,559,342 (1)	Ginnie Mae Series 2012-48 SA, 1.922%, (-1.000*US0001M + 6.650%), 04/16/2042	334,877	0.0
3,235,726 (1)	Ginnie Mae Series 2012-60 SG, 1.372%, (-1.000*US0001M + 6.100%), 05/16/2042	327,881	0.0
3,603,443	Ginnie Mae Series 2012-77 FE, 5.118%, (US0001M + 0.390%), 05/16/2041	3,574,740	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
694,821 (1)	Ginnie Mae Series 2012-93 NS, 1.339%, (-1.000*US0001M + 6.100%), 07/20/2042	$65,974	0.0
756,367 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	75,958	0.0
2,129,101	Ginnie Mae Series 2012-H06 FS, 5.266%, (US0001M + 0.700%), 03/20/2062	2,123,465	0.2
4,721,681	Ginnie Mae Series 2012-H08 FA, 5.166%, (US0001M + 0.600%), 01/20/2062	4,702,921	0.4
1,601,513	Ginnie Mae Series 2012-H08 FB, 5.166%, (US0001M + 0.600%), 03/20/2062	1,596,196	0.1
283,551	Ginnie Mae Series 2012-H11 FA, 5.266%, (US0001M + 0.700%), 02/20/2062	282,879	0.0
401,379	Ginnie Mae Series 2012-H11 GA, 5.146%, (US0001M + 0.580%), 05/20/2062	399,792	0.0
1,065,523	Ginnie Mae Series 2012-H11 VA, 5.216%, (US0001M + 0.650%), 05/20/2062	1,061,456	0.1
1,329,701	Ginnie Mae Series 2012-H12 FA, 5.116%, (US0001M + 0.550%), 04/20/2062	1,323,883	0.1
7,614,569	Ginnie Mae Series 2012-H12 FB, 5.616%, (US0001M + 1.050%), 02/20/2062	7,636,147	0.6
367,371	Ginnie Mae Series 2012-H14 FK, 5.146%, (US0001M + 0.580%), 07/20/2062	365,785	0.0
2,297,230	Ginnie Mae Series 2012-H20 BA, 5.126%, (US0001M + 0.560%), 09/20/2062	2,286,873	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,566,731	Ginnie Mae Series 2012-H20 PT, 5.468%, (US0001M + 3.500%), 07/20/2062	$1,561,594	0.1
1,631,228	Ginnie Mae Series 2012-H26 BA, 4.916%, (US0001M + 0.350%), 10/20/2062	1,619,569	0.1
389,843	Ginnie Mae Series 2012-H29 FA, 5.081%, (US0001M + 0.515%), 10/20/2062	388,065	0.0
833,616	Ginnie Mae Series 2012-H30 GA, 4.916%, (US0001M + 0.350%), 12/20/2062	827,749	0.1
1,251,221	Ginnie Mae Series 2012-H31 FD, 4.906%, (US0001M + 0.340%), 12/20/2062	1,241,141	0.1
1,148,486	Ginnie Mae Series 2013-119 TZ, 3.000%, 08/20/2043	1,050,675	0.1
7,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	6,812,193	0.5
1,498,221	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,359,692	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	343,036	0.0
501,152 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	70,263	0.0
377,961	Ginnie Mae Series 2013-186 ZE, 2.500%, 12/16/2043	336,568	0.0
2,962,184 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	342,873	0.0
1,679,334 (1)	Ginnie Mae Series 2013-23 IO, 3.500%, 02/20/2043	269,585	0.0
201,670 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	1,553	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
740,420 (1)	Ginnie Mae Series 2013-88 AI, 1.188%, (-1.000*US0001M + 5.850%), 06/20/2043	$67,554	0.0
1,267,982 (1)	Ginnie Mae Series 2013-99 SK, 1.238%, (-1.000*US0001M + 5.900%), 07/20/2043	98,581	0.0
1,114,088	Ginnie Mae Series 2013-H02 FD, 4.906%, (US0001M + 0.340%), 12/20/2062	1,105,159	0.1
209,879	Ginnie Mae Series 2013-H07 HA, 4.976%, (US0001M + 0.410%), 03/20/2063	208,490	0.0
1,635,028	Ginnie Mae Series 2013-H08 BF, 4.966%, (US0001M + 0.400%), 03/20/2063	1,618,872	0.1
1,544,593	Ginnie Mae Series 2013-H10 FT, 5.140%, (H15T1Y + 0.450%), 04/20/2063	1,538,203	0.1
1,449,472	Ginnie Mae Series 2013-H13 FS, 5.566%, (US0001M + 1.000%), 06/20/2063	1,453,756	0.1
1,519,004	Ginnie Mae Series 2013-H14 FC, 5.036%, (US0001M + 0.470%), 06/20/2063	1,510,867	0.1
549,483	Ginnie Mae Series 2013-H14 FD, 5.036%, (US0001M + 0.470%), 06/20/2063	546,343	0.0
514,169	Ginnie Mae Series 2013-H14 FG, 5.036%, (US0001M + 0.470%), 05/20/2063	511,211	0.0
370,537	Ginnie Mae Series 2013-H15 FA, 5.106%, (US0001M + 0.540%), 06/20/2063	368,981	0.0
731,802	Ginnie Mae Series 2013-H17 FA, 5.116%, (US0001M + 0.550%), 07/20/2063	729,264	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
394,395	Ginnie Mae Series 2013-H18 BA, 5.166%, (US0001M + 0.600%), 07/20/2063	$392,981	0.0
467,760	Ginnie Mae Series 2013-H18 EA, 5.066%, (US0001M + 0.500%), 07/20/2063	466,180	0.0
1,340,358	Ginnie Mae Series 2013-H18 FA, 5.066%, (US0001M + 0.500%), 06/20/2063	1,333,663	0.1
1,297,681	Ginnie Mae Series 2013-H19 DF, 5.216%, (US0001M + 0.650%), 05/20/2063	1,289,659	0.1
429,600	Ginnie Mae Series 2013-H20 FB, 5.566%, (US0001M + 1.000%), 08/20/2063	430,370	0.0
448,495	Ginnie Mae Series 2013-H21 FB, 5.266%, (US0001M + 0.700%), 09/20/2063	447,783	0.0
738,499	Ginnie Mae Series 2013-H22 FB, 5.266%, (US0001M + 0.700%), 08/20/2063	737,024	0.1
1,250,838	Ginnie Mae Series 2013-H22 FT, 5.340%, (H15T1Y + 0.650%), 04/20/2063	1,248,911	0.1
879,397	Ginnie Mae Series 2013-H23 FA, 5.866%, (US0001M + 1.300%), 09/20/2063	883,306	0.1
82,458	Ginnie Mae Series 2013-H24 FB, 5.296%, (US0001M + 0.730%), 09/20/2063	82,346	0.0
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,720,161	0.2
2,715,782	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	2,618,751	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,215,792 (1)	Ginnie Mae Series 2014-129 WS, 1.238%, (-1.000*US0001M + 5.900%), 09/20/2044	$106,750	0.0
1,036,371 (1)	Ginnie Mae Series 2014-161 WS, 1.238%, (-1.000*US0001M + 5.900%), 11/20/2044	86,834	0.0
1,115,472 (1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	174,070	0.0
1,294,151 (1)	Ginnie Mae Series 2014-30 ES, 0.239%, (-1.000*US0001M + 5.000%), 03/20/2040	87,846	0.0
1,992,008 (1)	Ginnie Mae Series 2014-99 IO, 4.500%, 06/20/2044	386,319	0.0
7,735,456	Ginnie Mae Series 2014-H03 FS, 5.216%, (US0001M + 0.650%), 02/20/2064	7,705,726	0.6
1,981,174	Ginnie Mae Series 2014-H04 FB, 5.216%, (US0001M + 0.650%), 02/20/2064	1,976,873	0.2
3,413,996	Ginnie Mae Series 2014-H05 FB, 5.166%, (US0001M + 0.600%), 12/20/2063	3,406,181	0.3
840,954	Ginnie Mae Series 2014-H06 FA, 5.136%, (US0001M + 0.570%), 03/20/2064	837,613	0.1
375,797	Ginnie Mae Series 2014-H06 HB, 5.216%, (US0001M + 0.650%), 03/20/2064	374,718	0.0
2,471,017	Ginnie Mae Series 2014-H11 VA, 5.066%, (US0001M + 0.500%), 06/20/2064	2,452,765	0.2
3,021,847	Ginnie Mae Series 2014-H15 FA, 5.066%, (US0001M + 0.500%), 07/20/2064	2,999,993	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,477,672	Ginnie Mae Series 2014-H21 FA, 5.216%, (US0001M + 0.650%), 10/20/2064	$1,458,106	0.1
8,265,829 (2)	Ginnie Mae Series 2015-10 Q, 2.397%, 10/20/2044	6,748,073	0.5
2,364,266 (1)	Ginnie Mae Series 2015-141 IX, 7.000%, (-0.714*US0001M + 2.142%), 06/20/2045	51,228	0.0
15,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	14,106,286	1.1
2,071,519 (1)	Ginnie Mae Series 2015-149 IL, 4.500%, 10/20/2045	411,342	0.0
1,227,175 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	124,440	0.0
2,607,528	Ginnie Mae Series 2015-165 ZA, 3.500%, 07/20/2045	2,485,190	0.2
1,439,009	Ginnie Mae Series 2015-H03 FA, 5.066%, (US0001M + 0.500%), 12/20/2064	1,432,562	0.1
2,614,778	Ginnie Mae Series 2015-H05 FC, 5.046%, (US0001M + 0.480%), 02/20/2065	2,586,257	0.2
1,135,102	Ginnie Mae Series 2015-H06 FA, 5.046%, (US0001M + 0.480%), 02/20/2065	1,127,800	0.1
2,126,873	Ginnie Mae Series 2015-H08 FB, 5.196%, (US0001M + 0.630%), 03/20/2065	2,100,252	0.2
1,834,835	Ginnie Mae Series 2015-H08 FC, 5.046%, (US0001M + 0.480%), 03/20/2065	1,823,366	0.1
2,941,446	Ginnie Mae Series 2015-H09 FA, 5.186%, (US0001M + 0.620%), 04/20/2065	2,902,571	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,911,065	Ginnie Mae Series 2015-H10 FA, 5.166%, (US0001M + 0.600%), 04/20/2065	$4,863,331	0.4
1,560,654	Ginnie Mae Series 2015-H10 FH, 5.166%, (US0001M + 0.600%), 04/20/2065	1,544,155	0.1
190,027	Ginnie Mae Series 2015-H12 FA, 5.046%, (US0001M + 0.480%), 05/20/2065	188,799	0.0
1,165,456	Ginnie Mae Series 2015-H12 FL, 4.796%, (US0001M + 0.230%), 05/20/2065	1,155,949	0.1
566,371	Ginnie Mae Series 2015-H14 FB, 4.996%, (US0001M + 0.430%), 05/20/2065	563,829	0.0
991,313	Ginnie Mae Series 2015-H18 FB, 5.166%, (US0001M + 0.600%), 07/20/2065	981,587	0.1
955,071	Ginnie Mae Series 2015-H20 FB, 5.166%, (US0001M + 0.600%), 08/20/2065	944,452	0.1
1,438,862	Ginnie Mae Series 2015-H22 FC, 5.166%, (US0001M + 0.600%), 09/20/2065	1,422,157	0.1
1,784,972	Ginnie Mae Series 2015-H23 FB, 5.086%, (US0001M + 0.520%), 09/20/2065	1,773,646	0.1
1,194,693	Ginnie Mae Series 2015-H26 FA, 5.086%, (US0001M + 0.520%), 10/20/2065	1,186,511	0.1
1,407,832	Ginnie Mae Series 2015-H26 FC, 5.166%, (US0001M + 0.600%), 08/20/2065	1,404,023	0.1
1,016,843	Ginnie Mae Series 2015-H26 FG, 5.086%, (US0001M + 0.520%), 10/20/2065	1,005,852	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,633,773	Ginnie Mae Series 2015-H27 FA, 5.316%, (US0001M + 0.750%), 09/20/2065	$1,618,416	0.1
3,404,686	Ginnie Mae Series 2015-H29 FL, 5.166%, (US0001M + 0.600%), 11/20/2065	3,375,163	0.3
25,215,370	Ginnie Mae Series 2015-H30 FC, 5.226%, (US0001M + 0.660%), 11/20/2065	24,883,498	1.9
2,748,203	Ginnie Mae Series 2015-H30 FE, 5.166%, (US0001M + 0.600%), 11/20/2065	2,734,445	0.2
1,347,676	Ginnie Mae Series 2015-H31 FT, 5.216%, (US0001M + 0.650%), 11/20/2065	1,343,539	0.1
5,221,982 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	836,036	0.1
4,668,612 (1)	Ginnie Mae Series 2016-20 BS, 1.339%, (-1.000*US0001M + 6.100%), 02/20/2046	554,730	0.0
3,010,433 (2)	Ginnie Mae Series 2016-5 AB, 4.690%, 01/20/2046	3,007,637	0.2
4,587,765	Ginnie Mae Series 2016-69 B, 3.000%, 05/20/2046	4,200,466	0.3
331,806	Ginnie Mae Series 2016-H01 FL, 5.216%, (US0001M + 0.650%), 12/20/2065	330,977	0.0
1,372,529	Ginnie Mae Series 2016-H02 FH, 5.566%, (US0001M + 1.000%), 01/20/2066	1,361,976	0.1
346,893	Ginnie Mae Series 2016-H03 FB, 5.216%, (US0001M + 0.650%), 01/20/2066	344,280	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,143,984	Ginnie Mae Series 2016-H04 FK, 5.616%, (US0001M + 1.050%), 02/20/2066	$2,130,339	0.2
284,673	Ginnie Mae Series 2016-H07 FK, 5.566%, (US0001M + 1.000%), 03/20/2066	282,699	0.0
972,649	Ginnie Mae Series 2016-H09 FB, 5.466%, (US0001M + 0.900%), 04/20/2066	968,180	0.1
1,971,230	Ginnie Mae Series 2016-H11 F, 5.366%, (US0001M + 0.800%), 05/20/2066	1,959,482	0.2
877,181	Ginnie Mae Series 2016-H11 FE, 5.416%, (US0001M + 0.850%), 04/20/2066	872,481	0.1
1,911,579	Ginnie Mae Series 2016-H13 FD, 5.140%, (H15T1Y + 0.450%), 05/20/2066	1,899,454	0.1
438,824	Ginnie Mae Series 2016-H13 FT, 5.146%, (US0001M + 0.580%), 05/20/2066	437,607	0.0
204,186	Ginnie Mae Series 2016-H20 FG, 5.266%, (US0001M + 0.700%), 08/20/2066	203,514	0.0
1,774,987	Ginnie Mae Series 2016-H21 FH, 5.416%, (US0001M + 0.850%), 09/20/2066	1,763,900	0.1
4,271,944	Ginnie Mae Series 2016-H23 F, 5.316%, (US0001M + 0.750%), 10/20/2066	4,266,075	0.3
3,788,907	Ginnie Mae Series 2017-107 QZ, 3.000%, 08/20/2045	3,202,830	0.2
1,672,669	Ginnie Mae Series 2017-122 CZ, 3.000%, 08/20/2047	1,381,091	0.1
2,112,059 (1)	Ginnie Mae Series 2017-123 IO, 5.000%, 08/16/2047	444,436	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,890,000	Ginnie Mae Series 2017-162 PL, 3.000%, 10/20/2047	$2,397,812	0.2
1,311,511	Ginnie Mae Series 2017-56 HM, 3.000%, 12/20/2046	1,223,889	0.1
5,045,179	Ginnie Mae Series 2017-56 JZ, 3.000%, 04/20/2047	4,352,588	0.3
23,244,204	Ginnie Mae Series 2017-H05 FC, 5.316%, (US0001M + 0.750%), 02/20/2067	23,033,423	1.7
849,721	Ginnie Mae Series 2017-H07 FG, 5.026%, (US0001M + 0.460%), 02/20/2067	844,867	0.1
679,902	Ginnie Mae Series 2017-H14 FD, 5.036%, (US0001M + 0.470%), 06/20/2067	672,929	0.1
1,196,986	Ginnie Mae Series 2017-H14 FV, 5.066%, (US0001M + 0.500%), 06/20/2067	1,188,488	0.1
1,542,713	Ginnie Mae Series 2017-H17 FG, 5.066%, (US0001M + 0.500%), 08/20/2067	1,534,248	0.1
679,749	Ginnie Mae Series 2017-H19 FA, 5.016%, (US0001M + 0.450%), 08/20/2067	676,371	0.1
1,499,104	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	1,406,858	0.1
342,561	Ginnie Mae Series 2018-163 DZ, 4.500%, 11/20/2048	332,806	0.0
1,943,661	Ginnie Mae Series 2018-H04 FM, 4.866%, (US0001M + 0.300%), 03/20/2068	1,924,758	0.1
346,104	Ginnie Mae Series 2018-H07 FE, 4.916%, (US0001M + 0.350%), 02/20/2068	344,248	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,577,314	Ginnie Mae Series 2018-H14 FG, 4.916%, (US0001M + 0.350%), 09/20/2068	$4,539,485	0.3
4,267,595	Ginnie Mae Series 2018-H18 FC, 4.916%, (US0001M + 0.350%), 08/20/2065	4,243,559	0.3
9,627,521	Ginnie Mae Series 2019-1 LZ, 3.500%, 01/20/2049	8,498,790	0.6
1,454,010	Ginnie Mae Series 2019-1 Z, 4.000%, 01/20/2049	1,404,791	0.1
3,134,740	Ginnie Mae Series 2019-100 FD, 5.161%, (US0001M + 0.400%), 08/20/2049	3,063,000	0.2
863,776	Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	169,712	0.0
12,000,000 (1)	Ginnie Mae Series 2019-56 YI, 5.000%, 05/20/2049	3,083,557	0.2
528,077	Ginnie Mae Series 2019-H01 FJ, 4.866%, (US0001M + 0.300%), 09/20/2068	525,031	0.0
1,078,445	Ginnie Mae Series 2019-H01 FL, 5.016%, (US0001M + 0.450%), 12/20/2068	1,074,553	0.1
2,699,104	Ginnie Mae Series 2019-H05 FL, 5.046%, (US0001M + 0.480%), 03/20/2069	2,674,063	0.2
534,519	Ginnie Mae Series 2019-H10 FM, 4.966%, (US0001M + 0.400%), 05/20/2069	527,200	0.0
1,970,836	Ginnie Mae Series 2019-H19 FB, 5.016%, (US0001M + 0.450%), 11/20/2069	1,959,216	0.2
21,231,522 (1)	Ginnie Mae Series 2020-47 LI, 3.500%, 04/20/2050	3,595,875	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
883,733	Ginnie Mae Series 2020-H01 FT, 5.190%, (H15T1Y + 0.500%), 01/20/2070	$879,835	0.1
4,893,574	Ginnie Mae Series 2020-H10 FD, 4.966%, (US0001M + 0.400%), 05/20/2070	4,867,437	0.4
9,010,840 (1)	Ginnie Mae Series 2021-58 SB, 1.539%, (-1.000*US0001M + 6.300%), 04/20/2051	1,051,918	0.1
15,800,933 (1)	Ginnie Mae Series 2021-77 SK, 8.158%, (-1.000*US0001M + 3.300%), 05/20/2051	360,005	0.0
105,363 (2)	Ginnie Mae Series 2021-H09 Z, 3.076%, 10/20/2066	98,864	0.0
679,843	Seasoned Credit Risk Transfer Trust Series 2017-2 MA, 3.000%, 08/25/2056	639,801	0.1
478,988 (2)	Seasoned Credit Risk Transfer Trust Series 2018-2 HA, 3.000%, 11/25/2057	452,160	0.0
4,338,088	Seasoned Credit Risk Transfer Trust Series 2019-1 M55D, 4.000%, 07/25/2058	4,158,113	0.3
1,706,898	Seasoned Credit Risk Transfer Trust Series 2019-3 M55D, 4.000%, 10/25/2058	1,636,701	0.1
7,265,000	Seasoned Loans Structured Transaction Series 2019-1 A2, 3.500%, 05/25/2029	6,804,203	0.5
3,395,428	Seasoned Loans Structured Transaction Trust Series 2019-2 A1C, 2.750%, 09/25/2029	3,142,826	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,875,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	$5,216,889	0.4
1,045,310	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	986,453	0.1
23,317,349 (1)(2)	Vendee Mortgage Trust 2011-2 IO, 0.356%, 10/15/2041	342,152	0.0
	Total Collateralized Mortgage Obligations (Cost $718,655,353)	667,330,356	50.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.6%
	Federal Home Loan Mortgage Corporation: 1.1%(4)
712,897	3.500%, 07/01/2047	674,445	0.1
1,603,626	3.500%, 12/01/2047	1,517,620	0.1
3,038,577	3.500%, 03/01/2048	2,878,487	0.2
3,444,445	3.500%, 11/01/2048	3,259,703	0.3
970,918	4.000%, 07/01/2047	947,223	0.1
389,725	4.500%, 08/01/2047	389,238	0.0
434,301	5.000%, 11/01/2035	440,097	0.0
21,747	5.000%, 12/01/2035	22,254	0.0
10,834	5.000%, 01/01/2038	11,087	0.0
10,939	5.000%, 03/01/2038	11,194	0.0
38,518	5.000%, 03/01/2038	39,417	0.0
99,546	5.000%, 02/01/2039	100,493	0.0
405,381	5.000%, 07/01/2039	413,876	0.0
135,650	5.000%, 01/01/2040	138,824	0.0
443,510	5.000%, 04/01/2040	448,743	0.1
1,464,634	5.000%, 10/01/2040	1,498,854	0.1
151,587	5.000%, 05/01/2041	153,122	0.0
129,489	5.290%, 10/01/2037	131,903	0.0
23,871	5.410%, 07/01/2037	24,339	0.0
10,518	5.410%, 08/01/2037	10,678	0.0
34,550	5.440%, 01/01/2037	35,336	0.0
45,073	5.440%, 04/01/2037	46,129	0.0
28,206	5.440%, 09/01/2037	28,834	0.0
26,744	5.440%, 02/01/2038	27,352	0.0
124,186	5.450%, 12/01/2037	125,998	0.0
96,027	5.450%, 12/01/2037	97,430	0.0
36,859	5.460%, 05/01/2037	37,717	0.0
31,905	5.460%, 08/01/2037	32,649	0.0
35,253	5.460%, 01/01/2038	35,841	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
51,900	5.500%, 08/01/2037	$52,798	0.0
84,379	5.500%, 11/01/2037	85,739	0.0
16,273	5.520%, 10/01/2037	16,482	0.0
35,216	5.620%, 12/01/2036	35,760	0.0
57,429	5.620%, 03/01/2037	58,316	0.0
60,262	5.620%, 08/01/2037	61,203	0.0
69,780	5.625%, 12/01/2036	70,843	0.0
100,472	5.625%, 01/01/2037	102,041	0.0
90,674	5.625%, 03/01/2037	92,054	0.0
84,860	5.625%, 06/01/2037	86,101	0.0
74,491	5.625%, 07/01/2037	75,624	0.0
41,109	5.625%, 02/01/2038	41,735	0.0
434,152	5.750%, 09/01/2037	447,203	0.1
72,857	5.750%, 10/01/2037	74,175	0.0
88,423	6.090%, 12/01/2037	90,566	0.0
4,033	7.500%, 01/01/2030	4,233	0.0
4,445	8.000%, 01/01/2030	4,434	0.0
		14,978,190	1.1
	Federal National Mortgage Association: 0.9%(4)
62,372	3.125%, 11/01/2041	59,874	0.0
26,428	3.250%, 04/01/2041	25,630	0.0
94,398	3.475%, 10/01/2041	91,615	0.0
84,429	3.750%, 09/01/2041	82,875	0.0
60,609	3.750%, 10/01/2041	59,493	0.0
4,619,493	4.000%, 07/01/2056	4,515,200	0.4
711,789	4.500%, 09/01/2047	733,638	0.1
86,405	5.290%, 09/01/2037	85,921	0.0
260,113	5.290%, 11/01/2037	260,988	0.0
75,474	5.290%, 12/01/2037	74,372	0.0
116,738	5.290%, 04/01/2038	116,067	0.0
40,524	5.350%, 04/01/2029	41,100	0.0
62,878	5.390%, 05/01/2038	65,506	0.0
112,372	5.440%, 08/01/2047	112,519	0.0
159,890	5.440%, 08/01/2047	160,320	0.0
169,883	5.440%, 08/01/2047	170,389	0.0
170,942	5.440%, 09/01/2047	171,456	0.0
267,713	5.440%, 10/01/2047	269,176	0.0
60,159	5.620%, 12/01/2036	60,458	0.0
99,968	5.890%, 08/01/2047	99,990	0.0
107,752	5.890%, 10/01/2047	108,013	0.0
6,409	5.900%, 09/01/2028	6,413	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
4,400,000 (5)	6.000%, 04/15/2053	$4,491,266	0.4
7,536	6.600%, 07/01/2027	7,512	0.0
14,082	6.600%, 09/01/2027	14,015	0.0
20,443	6.600%, 11/01/2027	20,381	0.0
18,305	6.600%, 06/01/2028	18,245	0.0
		11,922,432	0.9
	Government National Mortgage Association: 61.3%
35,973,623	2.000%, 12/20/2050	30,791,296	2.3
20,035,484	2.000%, 01/20/2051	17,132,437	1.3
14,480,402	2.000%, 02/20/2051	12,372,438	0.9
7,748,870	2.000%, 06/20/2051	6,621,978	0.5
3,902,095	2.000%, 10/20/2051	3,327,400	0.3
2,723,569	2.000%, 11/20/2051	2,321,842	0.2
17,929,000 (5)	2.000%, 04/15/2053	15,232,854	1.2
10,424,795	2.500%, 12/20/2050	8,875,557	0.7
16,558,460	2.500%, 03/20/2051	14,594,779	1.1
18,795,778	2.500%, 04/20/2051	16,639,207	1.3
18,613,002	2.500%, 05/20/2051	16,447,401	1.3
4,275,200	2.500%, 08/20/2051	3,768,053	0.3
31,350,086	2.500%, 09/20/2051	27,624,902	2.1
44,174,703	2.500%, 10/20/2051	38,934,380	2.9
29,554,697	2.500%, 11/20/2051	26,048,743	2.0
4,248,239	2.500%, 12/20/2051	3,743,206	0.3
18,764,603	2.500%, 03/20/2052	16,527,300	1.3
108,670,000 (5)	2.500%, 04/15/2053	95,642,335	7.2
163,294	3.000%, 12/15/2041	154,332	0.0
169,796	3.000%, 01/15/2042	160,693	0.0
169,499	3.000%, 01/15/2042	160,590	0.0
123,044	3.000%, 01/15/2042	116,570	0.0
537,233	3.000%, 02/15/2042	501,947	0.1
166,986	3.000%, 03/15/2042	156,018	0.0
138,357	3.000%, 04/15/2042	131,085	0.0
57,246	3.000%, 05/15/2042	54,235	0.0
44,786	3.000%, 06/15/2042	42,460	0.0
620,970	3.000%, 04/20/2045	578,905	0.1
335,493	3.000%, 11/20/2045	307,472	0.0
123,930	3.000%, 12/20/2045	113,867	0.0
103,148	3.000%, 12/20/2045	94,633	0.0
91,488	3.000%, 12/20/2045	84,016	0.0
60,437	3.000%, 01/20/2046	55,380	0.0
2,253,170	3.000%, 02/20/2050	1,998,960	0.2
2,991,072	3.000%, 10/20/2051	2,736,522	0.2
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
23,801,190	3.000%, 10/20/2051	$21,980,741	1.7
19,107,164	3.000%, 11/20/2051	17,645,699	1.3
1,610,922	3.000%, 01/20/2052	1,471,552	0.1
8,897,959	3.000%, 03/20/2052	8,085,690	0.6
4,132,141	3.000%, 04/20/2052	3,771,433	0.3
83,340,000 (5)	3.000%, 04/15/2053	75,917,027	5.7
49,292	3.250%, 03/15/2041	47,004	0.0
343,256	3.250%, 04/15/2041	327,164	0.0
75,324	3.250%, 05/15/2041	71,340	0.0
347,939	3.250%, 06/15/2041	331,752	0.0
413,374	3.250%, 07/15/2041	394,180	0.0
58,461	3.250%, 07/15/2041	55,746	0.0
619,642	3.250%, 08/15/2041	590,873	0.1
263,401	3.250%, 09/15/2041	251,016	0.0
198,841	3.250%, 09/15/2041	189,491	0.0
173,740	3.250%, 11/15/2041	165,665	0.0
40,889	3.250%, 11/15/2041	38,990	0.0
65,431	3.250%, 12/15/2041	62,387	0.0
37,956	3.250%, 04/15/2042	36,193	0.0
77,796	3.250%, 06/15/2042	74,183	0.0
30,479	3.250%, 06/15/2042	28,871	0.0
917,514	3.500%, 04/20/2043	867,692	0.1
1,070,976	3.500%, 06/20/2045	1,019,913	0.1
2,670,191	3.500%, 04/20/2046	2,541,902	0.2
4,232,705	3.500%, 03/20/2047	4,092,394	0.3
512,050	3.500%, 07/20/2047	487,522	0.1
880,704	3.500%, 07/20/2047	837,455	0.1
21,499,503	3.500%, 12/20/2047	20,439,933	1.6
7,693,435	3.500%, 01/20/2048	7,314,251	0.6
5,756,007	3.500%, 02/20/2048	5,472,474	0.4
2,919,091	3.500%, 02/20/2048	2,775,305	0.2
11,051,245	3.500%, 03/20/2048	10,506,136	0.8
29,488,293	3.500%, 03/20/2052	27,667,944	2.1
7,000,000 (5)	3.500%, 04/15/2053	6,562,773	0.5
51,642	3.650%, 12/15/2040	50,173	0.0
15,715	3.750%, 09/15/2041	15,065	0.0
298,574	3.750%, 09/15/2041	289,143	0.0
128,846	3.750%, 10/15/2041	125,079	0.0
112,739	3.750%, 10/15/2041	109,444	0.0
2,606,226	3.750%, 05/20/2042	2,478,501	0.2
1,944,922	3.750%, 05/20/2042	1,856,809	0.2
127,512	3.900%, 10/15/2041	123,631	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
60,513	4.000%, 05/20/2033	$58,821	0.0
681	4.000%, 08/15/2033	677	0.0
29,394	4.000%, 01/15/2034	28,214	0.0
383,385	4.000%, 05/20/2034	372,308	0.0
344,710	4.000%, 07/20/2034	334,747	0.0
752,202	4.000%, 07/20/2034	730,728	0.1
74,836	4.000%, 08/20/2035	73,816	0.0
623,719	4.000%, 09/20/2040	604,300	0.1
1,108,678	4.000%, 07/20/2041	1,074,295	0.1
4,581,711	4.000%, 08/20/2042	4,528,177	0.4
136,160	4.000%, 09/15/2042	131,555	0.0
815,539	4.000%, 10/20/2043	812,568	0.1
1,350,036	4.000%, 12/20/2044	1,314,257	0.1
1,253,649	4.000%, 01/20/2045	1,220,631	0.1
315,199	4.000%, 06/20/2045	309,078	0.0
1,307,823	4.000%, 07/20/2045	1,280,425	0.1
1,432,083	4.000%, 09/20/2045	1,404,194	0.1
102,549	4.000%, 12/20/2045	101,000	0.0
3,093,177	4.000%, 01/20/2046	3,042,072	0.2
366,557	4.000%, 01/20/2046	361,023	0.0
66,741	4.000%, 02/20/2046	65,342	0.0
1,691,315	4.000%, 03/20/2046	1,654,806	0.1
799,272	4.000%, 04/20/2046	782,518	0.1
345,199	4.000%, 08/20/2046	336,895	0.0
1,387,266	4.000%, 09/20/2047	1,350,057	0.1
13,009,502	4.000%, 02/20/2050	12,678,620	1.0
949,968 (2)	4.242%, 10/20/2064	941,775	0.1
5,297 (2)	4.329%, 09/20/2062	5,107	0.0
20,336 (2)	4.398%, 02/20/2068	20,073	0.0
8,589 (2)	4.414%, 04/20/2065	8,480	0.0
110,033	4.450%, 07/15/2040	107,487	0.0
61,530	4.450%, 09/15/2040	59,729	0.0
59,962	4.450%, 10/15/2040	58,207	0.0
587,718 (2)	4.472%, 01/20/2065	582,985	0.1
10,836 (2)	4.480%, 10/20/2067	10,704	0.0
4,933	4.500%, 07/20/2036	4,950	0.0
390,438	4.500%, 10/15/2039	394,304	0.0
283,111	4.500%, 11/15/2039	286,176	0.0
292,450	4.500%, 11/15/2039	295,616	0.0
94,083	4.500%, 12/15/2039	95,014	0.0
227,618	4.500%, 01/15/2040	229,520	0.0
24,127	4.500%, 01/20/2040	23,941	0.0
1,053,072	4.500%, 02/15/2040	1,054,729	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
50,585	4.500%, 06/15/2040	$50,472	0.0
22,657	4.500%, 07/20/2040	22,483	0.0
79,971	4.500%, 08/20/2040	79,367	0.0
593,313	4.500%, 09/20/2041	601,376	0.1
213,929	4.500%, 10/20/2048	213,406	0.0
99,829	4.500%, 11/20/2048	99,585	0.0
3,071,413	4.500%, 12/20/2048	3,027,936	0.2
74,867	4.500%, 01/20/2049	74,639	0.0
261,478	4.500%, 03/20/2049	260,678	0.0
43,004	4.500%, 05/20/2049	42,778	0.0
4,792,999	4.500%, 11/20/2049	4,727,531	0.4
5,936,524	4.500%, 12/20/2049	5,884,371	0.5
120,000,000 (5)	4.500%, 04/15/2053	118,203,623	8.9
1,281,686 (2)	4.505%, 01/20/2065	1,271,465	0.1
17,727 (2)	4.523%, 04/20/2066	17,513	0.0
1,541,973 (2)	4.539%, 02/20/2065	1,530,213	0.1
26,442	4.580%, 01/20/2034	26,308	0.0
40,725	4.580%, 03/20/2034	40,519	0.0
31,854	4.580%, 04/20/2034	31,692	0.0
41,349	4.580%, 04/20/2034	41,139	0.0
40,335	4.580%, 06/20/2034	40,131	0.0
113,946 (2)	4.657%, 09/20/2064	113,402	0.0
276,499 (2)	4.679%, 10/20/2064	274,752	0.0
146,915 (2)	4.694%, 09/20/2064	145,988	0.0
438 (2)	4.700%, 06/20/2061	440	0.0
4,052 (2)	4.700%, 08/20/2061	4,023	0.0
401,698	4.750%, 06/15/2029	403,287	0.0
101,782	4.750%, 01/15/2030	101,851	0.0
49,124	4.750%, 06/20/2033	48,732	0.0
21,045	4.750%, 07/20/2033	21,070	0.0
44,392	4.750%, 07/20/2033	44,037	0.0
35,338	4.750%, 07/20/2033	35,355	0.0
57,163	4.750%, 08/20/2033	57,190	0.0
24,536	4.750%, 08/20/2033	24,293	0.0
20,592	4.750%, 09/20/2033	20,387	0.0
28,435	4.750%, 10/20/2033	28,449	0.0
22,860	4.750%, 11/20/2033	22,633	0.0
20,391	4.750%, 12/20/2033	20,180	0.0
186,021	4.750%, 09/15/2034	190,708	0.0
21,329	4.920%, 04/20/2033	21,208	0.0
42,365	4.920%, 04/20/2033	42,168	0.0
27,862	4.920%, 05/20/2033	27,698	0.0
25,279	4.920%, 05/20/2033	25,130	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
27,077	4.920%, 05/20/2033	$27,002	0.0
2,808	5.000%, 03/20/2024	2,823	0.0
455,311	5.000%, 04/20/2030	464,125	0.1
145,760	5.000%, 07/15/2033	148,741	0.0
40,431	5.000%, 03/15/2034	41,480	0.0
59,744	5.000%, 01/15/2035	61,094	0.0
81,033	5.000%, 03/15/2035	82,958	0.0
7,734	5.000%, 03/15/2035	7,926	0.0
187,017	5.000%, 04/15/2035	193,158	0.0
27,566	5.000%, 04/15/2035	28,198	0.0
14,306	5.000%, 05/15/2035	14,711	0.0
40,117	5.000%, 05/20/2035	41,389	0.0
212,783	5.000%, 11/20/2035	219,529	0.0
103,505	5.000%, 04/20/2036	106,790	0.0
39,840	5.000%, 06/20/2038	39,464	0.0
14,249	5.000%, 08/20/2038	14,435	0.0
162,257	5.000%, 10/20/2038	163,414	0.0
28,797	5.000%, 11/20/2038	28,468	0.0
108,500	5.000%, 01/20/2039	109,891	0.0
35,332	5.000%, 02/15/2039	36,082	0.0
150,798	5.000%, 03/15/2039	154,607	0.0
57,426	5.000%, 11/15/2039	58,598	0.0
561,938	5.000%, 11/15/2039	577,053	0.1
516,913	5.000%, 11/15/2039	528,946	0.1
70,018	5.000%, 04/15/2040	71,925	0.0
593,298	5.000%, 09/15/2040	607,114	0.1
445,237	5.000%, 07/20/2041	457,748	0.0
30,000,000 (5)	5.000%, 04/15/2053	30,039,844	2.3
3,014	5.250%, 01/15/2024	3,036	0.0
32,402	5.250%, 06/15/2028	32,938	0.0
51,466	5.250%, 06/15/2029	52,568	0.0
798,081	5.250%, 01/20/2036	817,458	0.1
107,585	5.290%, 07/20/2037	110,373	0.0
76,737	5.290%, 08/20/2037	78,450	0.0
116,038	5.290%, 09/20/2037	119,045	0.0
93,272	5.290%, 09/20/2037	95,355	0.0
108,163	5.290%, 01/20/2038	110,966	0.0
2,233	5.350%, 01/15/2029	2,277	0.0
3,763	5.350%, 01/20/2029	3,802	0.0
25,382	5.350%, 04/20/2029	25,749	0.0
24,248	5.350%, 06/20/2029	24,598	0.0
28,659	5.350%, 10/20/2029	29,051	0.0
70,698	5.350%, 07/20/2033	72,318	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
12,308	5.350%, 08/20/2033	$12,487	0.0
138,279	5.390%, 08/20/2038	136,405	0.0
69,479	5.390%, 09/15/2038	71,445	0.0
23,701	5.490%, 08/20/2033	24,114	0.0
175,174	5.490%, 09/20/2033	178,334	0.0
40,572	5.490%, 09/20/2033	41,205	0.0
42,325	5.490%, 09/20/2033	43,062	0.0
176,923	5.490%, 10/20/2033	180,111	0.0
261,348	5.490%, 10/20/2033	266,394	0.0
131,530	5.490%, 11/20/2033	133,998	0.0
247,333	5.490%, 11/20/2033	252,471	0.0
155,917	5.490%, 12/20/2033	159,017	0.0
208,046	5.490%, 12/20/2033	211,426	0.0
124,737	5.490%, 12/20/2033	127,078	0.0
42,483	5.490%, 01/20/2034	43,223	0.0
89,726	5.490%, 03/20/2034	90,937	0.0
36,144	5.490%, 03/20/2034	36,771	0.0
36,490	5.490%, 06/20/2034	37,126	0.0
8,772	5.500%, 08/15/2024	8,756	0.0
6,964	5.500%, 08/20/2024	7,044	0.0
377	5.500%, 04/20/2029	382	0.0
110,478	5.500%, 09/15/2029	113,910	0.0
77,035	5.500%, 10/15/2029	79,147	0.0
23,253	5.500%, 12/20/2032	23,996	0.0
71,270	5.500%, 08/20/2033	73,547	0.0
54,270	5.500%, 11/20/2033	53,926	0.0
20,479	5.500%, 12/20/2033	21,229	0.0
58,288	5.500%, 03/20/2034	57,918	0.0
104,802	5.500%, 04/20/2034	104,534	0.0
119,439	5.500%, 04/20/2034	124,286	0.0
151,124	5.500%, 06/20/2034	153,237	0.0
76,273	5.500%, 06/20/2034	75,768	0.0
66,218	5.500%, 07/20/2034	67,036	0.0
96,338	5.500%, 01/20/2035	95,700	0.0
65,967	5.500%, 05/15/2035	67,323	0.0
12,376	5.500%, 06/20/2035	12,524	0.0
152,291	5.500%, 07/15/2035	155,483	0.0
79,695	5.500%, 08/15/2035	81,332	0.0
77,898	5.500%, 09/20/2035	78,860	0.0
139,895	5.500%, 04/15/2036	142,850	0.0
27,097	5.500%, 06/20/2036	28,366	0.0
2,406	5.500%, 06/20/2038	2,445	0.0
11,289	5.500%, 08/20/2038	11,486	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
7,305	5.500%, 09/20/2038	$7,411	0.0
1,442	5.500%, 10/20/2038	1,439	0.0
14,727	5.500%, 11/20/2038	14,964	0.0
735	5.500%, 12/20/2038	745	0.0
45,940	5.500%, 01/15/2039	46,886	0.0
5,563	5.500%, 01/20/2039	5,530	0.0
25,033	5.500%, 06/15/2039	25,546	0.0
15,690	5.500%, 06/20/2039	15,677	0.0
20,515	5.500%, 10/20/2039	21,468	0.0
162,121	5.500%, 09/15/2040	165,699	0.0
66,627	5.580%, 12/20/2033	67,457	0.0
35,928	5.580%, 12/20/2033	36,749	0.0
125,514	5.580%, 01/20/2034	127,387	0.0
45,606	5.580%, 02/20/2034	46,223	0.0
37,374	5.580%, 03/20/2034	37,880	0.0
59,169	5.580%, 04/20/2034	60,691	0.0
118,636	5.580%, 04/20/2034	120,502	0.0
43,632	5.580%, 04/20/2034	44,648	0.0
32,745	5.580%, 06/20/2034	33,588	0.0
51,277	5.580%, 09/20/2034	52,471	0.0
189,218	5.590%, 06/20/2033	192,138	0.0
13,103	5.590%, 07/20/2033	13,282	0.0
28,940	5.590%, 07/20/2033	29,677	0.0
86,686	5.590%, 07/20/2033	87,872	0.0
145,895	5.590%, 07/20/2033	148,146	0.0
84,996	5.590%, 08/20/2033	86,143	0.0
22,133	5.590%, 09/20/2033	22,654	0.0
38,491	5.590%, 09/20/2033	39,471	0.0
151,483	5.590%, 09/20/2033	153,822	0.0
58,635	5.590%, 10/20/2033	60,128	0.0
24,521	5.590%, 11/20/2033	25,085	0.0
42,949	5.590%, 11/20/2033	44,039	0.0
44,895	5.590%, 11/20/2033	46,042	0.0
70,878	5.590%, 12/20/2033	72,513	0.0
76,522	5.740%, 09/20/2037	77,743	0.0
234,040	5.740%, 09/20/2037	238,197	0.0
80,195	5.740%, 10/20/2037	81,474	0.0
83,447	5.740%, 04/20/2038	84,777	0.0
5,667	5.750%, 11/15/2024	5,654	0.0
350,712	5.750%, 07/15/2029	353,562	0.0
262,684	5.750%, 08/15/2029	264,484	0.0
37,635	5.750%, 11/15/2029	37,894	0.0
322,676	5.750%, 11/15/2029	325,266	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
132,905	5.770%, 03/20/2033	$135,267	0.0
36,606	5.770%, 03/20/2033	37,205	0.0
66,823	5.770%, 04/20/2033	67,916	0.0
32,664	5.770%, 04/20/2033	33,198	0.0
82,787	5.770%, 05/20/2033	84,141	0.0
32,173	5.770%, 05/20/2033	32,700	0.0
74,921	5.770%, 05/20/2033	76,148	0.0
60,386	5.770%, 07/20/2033	61,369	0.0
56,937	5.770%, 07/20/2033	57,869	0.0
24,958	5.900%, 05/20/2028	25,411	0.0
1,071,937	5.970%, 11/15/2031	1,069,553	0.1
11,975	6.000%, 10/15/2025	12,230	0.0
53,263	6.000%, 04/15/2026	52,980	0.0
25,225	6.000%, 10/20/2027	25,718	0.0
68,758	6.000%, 05/15/2029	69,276	0.0
53,549	6.000%, 07/15/2029	53,190	0.0
40,744	6.000%, 10/20/2034	43,155	0.0
102,360	6.000%, 03/15/2037	107,830	0.0
57,789	6.000%, 08/20/2038	60,101	0.0
11,549	6.000%, 09/20/2038	11,657	0.0
16,553	6.000%, 10/20/2038	17,150	0.0
67,292	6.000%, 11/15/2038	68,608	0.0
71,941	6.000%, 12/15/2038	73,346	0.0
162,879	6.000%, 08/15/2039	166,254	0.0
219,591	6.000%, 08/15/2039	224,529	0.0
14,621	6.500%, 07/20/2029	14,879	0.0
39,346	6.500%, 07/20/2032	39,437	0.0
65,637	6.500%, 02/15/2034	65,642	0.0
169	6.500%, 09/20/2034	168	0.0
3,656	7.500%, 08/20/2027	3,751	0.0
		813,860,344	61.3
	Uniform Mortgage-Backed Securities: 4.3%
2,789,218	2.000%, 12/01/2051	2,313,065	0.2
2,738,841	2.500%, 12/01/2051	2,365,635	0.2
1,825,898	2.500%, 02/01/2052	1,593,323	0.1
3,000,000 (5)	2.500%, 04/15/2053	2,585,976	0.2
2,584,758	3.000%, 11/01/2051	2,326,193	0.2
1,814,567	3.000%, 01/01/2052	1,650,473	0.1
1,776,278	3.500%, 02/01/2052	1,663,382	0.1
5,422,343	3.500%, 03/01/2052	5,096,235	0.4
3,400,000 (5)	3.500%, 04/15/2053	3,159,476	0.3
5,740,170	4.000%, 05/01/2042	5,643,214	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
323,124	4.000%, 05/01/2045	$315,436	0.0
364,999	4.000%, 08/01/2046	356,126	0.0
4,520,000 (5)	4.000%, 04/15/2053	4,323,327	0.3
305,205	4.250%, 08/01/2035	303,959	0.0
4,481,500	4.500%, 07/01/2052	4,395,166	0.4
3,000,000 (5)	4.500%, 04/15/2053	2,939,622	0.2
48,215	4.750%, 11/01/2034	48,271	0.0
283,092	4.750%, 11/01/2034	285,138	0.0
242,138	4.750%, 02/01/2035	243,889	0.0
331,448	4.750%, 04/01/2035	333,999	0.0
378,380	4.750%, 05/01/2035	381,322	0.1
67,421	4.750%, 07/01/2035	67,130	0.0
457,060	4.750%, 07/01/2035	462,712	0.1
5,677,148	5.000%, 08/01/2052	5,668,723	0.5
35,921	5.030%, 05/01/2037	36,217	0.0
91,858	5.030%, 09/01/2037	92,565	0.0
144,086	5.155%, 01/01/2037	146,038	0.0
34,463	5.250%, 04/01/2032	34,917	0.0
78,207	5.250%, 04/01/2032	79,276	0.0
24,651	5.280%, 11/01/2036	25,008	0.0
91,248	5.280%, 11/01/2036	92,481	0.0
41,669	5.280%, 01/01/2037	42,272	0.0
85,084	5.290%, 08/01/2037	86,384	0.0
66,250	5.290%, 09/01/2037	67,179	0.0
60,272	5.290%, 09/01/2037	61,193	0.0
15,125	5.300%, 10/01/2036	15,329	0.0
70,366	5.300%, 12/01/2036	71,285	0.0
47,223	5.300%, 05/01/2037	47,957	0.0
199,102	5.300%, 08/01/2037	201,109	0.0
108,599	5.390%, 12/01/2037	110,576	0.0
156,181	5.405%, 11/01/2036	159,430	0.0
201,332	5.405%, 02/01/2037	206,242	0.0
6,460,317	5.500%, 12/01/2052	6,531,331	0.5
67,975	5.740%, 07/01/2037	69,053	0.0
		56,697,634	4.3
	Total U.S. Government Agency Obligations (Cost $934,438,177)	897,458,600	67.6

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.1%
9,255,323 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.354%, 01/25/2030	$678,834	0.1
28,099,698 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.691%, 03/25/2030	2,619,610	0.2
19,417,115 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K110 X1, 1.697%, 04/25/2030	1,763,900	0.1
2,982,631 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.930%, 09/25/2030	160,802	0.0
16,484,870 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.511%, 05/25/2035	1,946,050	0.1
14,675,357 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.324%, 07/25/2035	1,539,466	0.1
34,180,835 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1519 X1, 0.598%, 12/25/2035	1,689,249	0.1
24,714,509 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K740 X1, 0.749%, 09/25/2027	676,020	0.1
31,466,000 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	2,185,712	0.2
34,749,650 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates KLU3 X1, 1.937%, 01/25/2031	3,778,517	0.3
259,941 (2)	Ginnie Mae 2004-23 Z, 5.758%, 03/16/2044	257,168	0.0
3,935,742 (1)(2)	Ginnie Mae 2006-67 IO, 0.545%, 11/16/2046	29,251	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
44,800 (2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	$44,663	0.0
479,995	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	478,532	0.0
224,077 (1)(2)	Ginnie Mae 2008-45 IO, 0.858%, 02/16/2048	258	0.0
58,899 (2)	Ginnie Mae 2009-115 D, 4.824%, 01/16/2050	58,280	0.0
57,538 (1)(2)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	805	0.0
8,240,660 (1)(2)	Ginnie Mae 2011-47 IO, 0.200%, 01/16/2051	22,559	0.0
1,946,738 (2)	Ginnie Mae 2018-114 Z, 3.100%, 04/16/2060	1,511,724	0.1
10,994,694	Ginnie Mae 2018-116 Z, 3.000%, 06/16/2058	9,148,501	0.7
1,962,669	Ginnie Mae 2018-169 Z, 3.000%, 04/16/2061	1,391,000	0.1
1,952,441	Ginnie Mae 2019-17 Z, 3.000%, 12/16/2060	1,399,422	0.1
2,586,414 (2)	Ginnie Mae 2019-19 Z, 3.200%, 11/16/2060	2,129,496	0.2
3,376,924	Ginnie Mae 2019-53 Z, 3.000%, 06/16/2061	2,646,311	0.2
5,162,897	Ginnie Mae 2021-79, 1.750%, 08/16/2063	2,631,468	0.2
2,569,660	Ginnie Mae 2021-80 Z, 1.500%, 12/16/2062	1,331,958	0.1
2,333,712	Ginnie Mae 2021-90 B, 1.750%, 05/16/2061	1,224,432	0.1
	Total Commercial Mortgage-Backed Securities (Cost $52,564,994)	41,343,988	3.1

ASSET-BACKED SECURITIES: 0.1%
	Other Asset-Backed Securities: 0.1%
1,108,336	Fannie Mae Grantor Trust 2001-T9 A1, 4.955%, (US0001M + 0.220%), 09/25/2031	1,095,654	0.1
96,360 (2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.439%, 07/26/2033	94,207	0.0
11,112 (2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.110%, 01/25/2032	11,037	0.0
8,055 (2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	7,539	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
8,028 (2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.000%, 05/25/2032	$7,858	0.0
	Total Asset-Backed Securities (Cost $1,220,466)	1,216,295	0.1
	Total Long-Term Investments (Cost $1,706,878,990)	1,607,349,239	121.1
SHORT-TERM INVESTMENTS: 5.2%
	U.S. Government Agency Obligations: 2.4%
400,000 (6)	Federal Home Loan Bank Discount Notes, 1.820%, 04/05/2023	399,900	0.0
12,000,000 (6)	Federal Home Loan Bank Discount Notes, 4.000%, 04/21/2023	11,972,457	0.9
9,525,000 (6)	Federal Home Loan Bank Discount Notes, 4.550%, 06/06/2023	9,446,037	0.7
10,000,000	Federal Home Loan Banks, 4.860%, 05/03/2023	9,999,984	0.8
	Total U.S. Government Agency Obligations
	(Cost $31,808,737)	31,818,378	2.4

	U.S. Treasury Bills: 0.1%
1,625,000 (6)	United States Treasury Bill, 2.340%, 04/06/2023 (Cost $1,623,972)	1,624,375	0.1
Shares		Value	Percentage of Net Assets
	U.S. Cash Management Bills: 2.7%
35,000,000 (6)	United States Cash Management Bill”“
	(Cost $34,927,657)	34,936,096	2.7
	Total Short-Term Investments
	(Cost $68,360,366)	68,378,849	5.2
	Total Investments in Securities (Cost $1,775,239,356)	$1,675,728,088	126.3
	Liabilities in Excess of Other Assets	(349,105,003)	(26.3)
	Net Assets	$1,326,623,085	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Represents or includes a TBA transaction.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
SOFRRATE	1-day Secured Overnight Financing Rate
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$667,330,356	$—	$667,330,356
U.S. Government Agency Obligations	—	897,458,600	—	897,458,600
Commercial Mortgage-Backed Securities	—	41,343,988	—	41,343,988
Asset-Backed Securities	—	1,216,295	—	1,216,295
Short-Term Investments	—	68,378,849	—	68,378,849
Total Investments, at fair value	$—	$1,675,728,088	$—	$1,675,728,088
Other Financial Instruments+
Futures	885,208	—	—	885,208
Total Assets	$885,208	$1,675,728,088	$—	$1,676,613,296
Liabilities Table
Other Financial Instruments+
Futures	$(3,000,235)	$—	$—	$(3,000,235)
Total Liabilities	$(3,000,235)	$—	$—	$(3,000,235)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Long Bond	48	06/21/23	$6,295,500	$478
U.S. Treasury Ultra Long Bond	213	06/22/23	30,059,625	884,730
			$36,355,125	$885,208
Short Contracts:
U.S. Treasury 10-Year Note	(461)	06/21/23	(52,978,984)	(797,288)
U.S. Treasury 2-Year Note	(566)	06/30/23	(116,852,469)	(3,306)
U.S. Treasury 5-Year Note	(1,068)	06/30/23	(116,954,344)	(1,905,848)
U.S. Treasury Ultra 10-Year Note	(81)	06/21/23	(9,812,391)	(293,793)
			$(296,598,188)	$(3,000,235)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$885,208
Total Asset Derivatives		$885,208
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$3,000,235
Total Liability Derivatives		$3,000,235

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$18,106,207
Total	$18,106,207
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(7,095,755)
Total	$(7,095,755)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,775,936,424.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,155,180
Gross Unrealized Depreciation	(108,478,543)
Net Unrealized Depreciation	$(102,323,363)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.9%
	Basic Materials: 6.1%
302,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$241,691	0.1
642,000 (1)(2)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	436,908	0.1
1,075,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	987,502	0.3
585,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	532,472	0.1
1,000,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	848,785	0.2
1,207,000 (1)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	1,039,565	0.3
1,132,000 (1)	Constellium SE, 5.625%, 06/15/2028	1,070,007	0.3
755,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	728,538	0.2
1,830,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	1,692,058	0.4
1,151,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,021,415	0.3
1,339,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	1,215,037	0.3
1,396,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	1,290,431	0.3
1,339,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	1,127,512	0.3
1,566,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	1,434,530	0.4
1,283,000 (1)	Novelis Corp., 3.875%, 08/15/2031	1,082,493	0.3
510,000 (1)	Novelis Corp., 4.750%, 01/30/2030	469,200	0.1
1,245,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	1,098,270	0.3
793,000	Olin Corp., 5.000%, 02/01/2030	744,334	0.2
811,000	Olin Corp., 5.125%, 09/15/2027	778,566	0.2
1,207,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	894,528	0.2
315,000 (1)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	296,068	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
1,275,000 (1)	SPCM SA, 3.125%, 03/15/2027	$1,119,160	0.3
1,396,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	1,268,139	0.3
1,471,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	905,820	0.2
1,226,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	1,028,081	0.3
		23,351,110	6.1
	Communications: 13.4%
1,170,000 (1)	Acuris Finance Us, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	919,988	0.2
1,509,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	964,402	0.3
1,773,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	1,357,331	0.4
755,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	699,583	0.2
1,038,000	AMC Networks, Inc., 4.250%, 02/15/2029	639,299	0.2
1,377,000 (1)	Audacy Capital Corp., 6.500%, 05/01/2027	100,760	0.0
1,396,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	928,499	0.2
1,370,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	1,072,963	0.3
1,943,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	1,591,142	0.4
1,226,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,132,475	0.3
1,811,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,713,641	0.4
491,000 (1)(2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	462,883	0.1
302,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	221,185	0.1
642,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	535,749	0.1
1,019,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	752,807	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
736,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	$692,502	0.2
1,679,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	829,510	0.2
604,000	CSC Holdings LLC, 5.250%, 06/01/2024	583,549	0.2
2,056,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,084,540	0.3
575,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	367,080	0.1
1,151,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	1,043,566	0.3
1,339,000	DISH DBS Corp., 5.125%, 06/01/2029	714,464	0.2
868,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	649,372	0.2
679,000	DISH DBS Corp., 7.375%, 07/01/2028	388,103	0.1
491,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	476,788	0.1
943,000	Embarq Corp., 7.995%, 06/01/2036	397,413	0.1
661,000 (1)	GCI LLC, 4.750%, 10/15/2028	571,015	0.1
1,547,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	1,028,964	0.3
529,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	432,965	0.1
1,057,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	845,906	0.2
736,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	621,144	0.2
1,151,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,088,161	0.3
365,000 (1)(9)	Level 3 Financing, Inc., 10.500%, 05/15/2030	348,575	0.1
1,754,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	1,631,220	0.4
1,113,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	914,057	0.2
1,264,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	823,193	0.2
804,000	Netflix, Inc., 5.875%, 11/15/2028	846,893	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
981,000 (4)	Paramount Global, 6.250%, 02/28/2057	$735,093	0.2
1,453,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	597,684	0.2
566,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	457,017	0.1
661,000 (1)(2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	526,434	0.1
2,584,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,421,983	0.6
1,207,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	819,209	0.2
2,377,000	Sprint Corp., 7.125%, 06/15/2024	2,418,529	0.6
785,000	Sprint Corp., 7.625%, 03/01/2026	830,828	0.2
1,321,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	1,159,834	0.3
604,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	518,685	0.1
661,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	599,170	0.2
900,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	923,580	0.2
547,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	460,117	0.1
2,188,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	2,076,631	0.5
1,019,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	926,679	0.2
1,151,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,092,333	0.3
302,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	283,850	0.1
491,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	363,340	0.1
1,170,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	1,001,762	0.3
1,999,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,778,790	0.5
1,283,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	1,101,334	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,679,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	$1,022,679	0.3
		51,587,248	13.4
	Consumer, Cyclical: 24.9%
1,045,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	897,028	0.2
1,622,000 (1)	Academy Ltd., 6.000%, 11/15/2027	1,584,073	0.4
1,453,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,294,186	0.3
1,585,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,529,295	0.4
725,000 (1)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	747,181	0.2
1,660,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	1,482,246	0.4
378,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	322,912	0.1
1,415,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,379,342	0.4
1,425,000 (1)	American Airlines, Inc., 7.250%, 02/15/2028	1,387,188	0.4
2,226,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	2,137,630	0.6
1,207,000 (1)	Arko Corp., 5.125%, 11/15/2029	1,000,493	0.3
830,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	756,437	0.2
774,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	693,647	0.2
1,547,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	1,384,240	0.4
233,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	249,154	0.1
265,000 (1)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 04/01/2027	208,389	0.1
1,450,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	1,269,526	0.3
1,094,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,095,074	0.3
625,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	636,509	0.2
2,644,000 (1)	Carnival Corp., 6.000%, 05/01/2029	2,105,021	0.5
1,811,000 (1)	Carnival Corp., 9.875%, 08/01/2027	1,867,177	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,207,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	$1,179,855	0.3
981,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	842,488	0.2
627,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	640,681	0.2
1,000,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	824,803	0.2
1,396,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	1,298,413	0.3
344,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 7.375%, 01/15/2026	358,290	0.1
900,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	741,267	0.2
1,113,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	929,789	0.2
1,924,000	Ford Motor Co., 6.100%, 08/19/2032	1,867,167	0.5
1,784,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,589,990	0.4
2,565,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	2,353,657	0.6
1,479,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,404,266	0.4
1,230,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,156,452	0.3
1,132,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	898,737	0.2
1,264,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	878,189	0.2
679,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	685,383	0.2
170,000 (2)	Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	160,701	0.0
875,000 (2)	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	756,752	0.2
1,038,000 (1)	Hanesbrands, Inc., 4.875%, 05/15/2026	984,771	0.3
793,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	695,144	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,339,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	$1,234,721	0.3
1,585,000 (1)	Interface, Inc., 5.500%, 12/01/2028	1,279,488	0.3
2,021,000 (1)(2)	International Game Technology PLC, 5.250%, 01/15/2029	1,937,128	0.5
1,075,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	823,983	0.2
1,471,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	1,232,323	0.3
1,339,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	881,839	0.2
415,000	M/I Homes, Inc., 3.950%, 02/15/2030	352,399	0.1
1,113,000	M/I Homes, Inc., 4.950%, 02/01/2028	1,030,976	0.3
495,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	360,702	0.1
340,000 (1)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	302,163	0.1
906,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	798,358	0.2
76,000 (1)	Mattel, Inc., 3.750%, 04/01/2029	68,360	0.0
755,000	Mattel, Inc., 5.450%, 11/01/2041	636,465	0.2
642,000 (1)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	579,247	0.2
1,453,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,190,733	0.3
1,019,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	929,532	0.2
321,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	311,082	0.1
1,264,000 (1)(2)	NCL Corp. Ltd., 7.750%, 02/15/2029	1,085,068	0.3
246,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	247,065	0.1
830,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	673,437	0.2
650,000 (1)	Penn Entertainment, Inc., 4.125%, 07/01/2029	542,656	0.1
650,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	611,088	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,018,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	$1,983,048	0.5
1,264,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	935,763	0.2
550,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	577,099	0.1
2,942,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	2,623,896	0.7
359,000 (1)	Royal Caribbean Cruises Ltd., 7.250%, 01/15/2030	361,567	0.1
698,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	744,899	0.2
698,000 (1)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	750,350	0.2
906,000	Sands China Ltd., 5.625%, 08/08/2025	883,840	0.2
1,358,000	Sands China Ltd., 5.900%, 08/08/2028	1,290,265	0.3
1,245,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	1,101,369	0.3
1,094,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,084,127	0.3
453,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	464,194	0.1
1,321,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	1,154,541	0.3
1,170,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,050,925	0.3
1,547,000 (1)	Sonic Automotive, Inc., 4.625%, 11/15/2029	1,297,771	0.3
378,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	312,655	0.1
962,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	812,890	0.2
1,455,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	1,056,803	0.3
1,566,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	1,415,155	0.4
1,358,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,194,117	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,283,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	$1,185,508	0.3
1,302,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,088,511	0.3
1,170,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	1,059,811	0.3
1,113,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,086,516	0.3
510,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	488,518	0.1
1,622,000 (1)	Victoria’s Secret & Co., 4.625%, 07/15/2029	1,316,042	0.3
1,490,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,284,529	0.3
491,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	519,066	0.1
849,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	737,236	0.2
434,000 (1)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250%), 03/15/2026	395,278	0.1
1,094,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,064,402	0.3
547,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	498,258	0.1
1,792,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	1,695,555	0.4
687,000 (1)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031	697,490	0.2
		95,594,350	24.9
	Consumer, Non-cyclical: 13.3%
130,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	129,025	0.0
1,321,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,280,908	0.3
1,490,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	1,330,607	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,057,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	$920,683	0.2
529,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	494,335	0.1
1,207,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,200,844	0.3
400,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	299,042	0.1
246,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	236,652	0.1
717,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	639,743	0.2
1,528,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,428,703	0.4
1,377,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,278,087	0.3
642,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	565,859	0.1
529,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	454,856	0.1
359,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	212,133	0.1
510,000 (1)	Bausch Health Cos, Inc., 6.125%, 02/01/2027	330,592	0.1
231,000 (1)	Bausch Health Cos, Inc., 11.000%, 09/30/2028	171,134	0.0
1,075,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	1,089,910	0.3
1,566,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,395,979	0.4
604,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	446,537	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	$785,350	0.2
887,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	779,620	0.2
650,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	403,195	0.1
1,441,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	1,427,887	0.4
453,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	357,743	0.1
1,717,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	1,467,176	0.4
1,528,000	Encompass Health Corp., 4.750%, 02/01/2030	1,390,938	0.4
415,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	330,458	0.1
1,151,000 (1)	Garda World Security Corp., 7.750%, 02/15/2028	1,135,465	0.3
1,038,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,018,329	0.3
1,434,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	1,320,571	0.3
1,132,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,131,400	0.3
1,170,000 (1)	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	1,048,180	0.3
700,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	608,062	0.2
1,396,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	1,212,520	0.3
114,000 (1)	ModivCare, Inc., 5.875%, 11/15/2025	109,444	0.0
868,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	625,319	0.2
1,302,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,179,215	0.3
811,000	New Albertsons L.P., 7.450%, 08/01/2029	822,614	0.2
1,886,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	1,675,857	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	$665,295	0.2
962,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	956,959	0.3
736,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	660,302	0.2
1,434,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,406,654	0.4
1,000,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	935,940	0.2
1,566,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	1,368,349	0.4
1,151,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	936,810	0.2
585,000 (1)	Spectrum Brands, Inc., 3.875%, 03/15/2031	478,985	0.1
642,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	565,511	0.1
962,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	915,968	0.2
661,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	598,608	0.2
378,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	363,258	0.1
1,792,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,719,146	0.4
1,407,000 (1)	Tenet Healthcare Corp., 6.125%, 06/15/2030	1,389,272	0.4
1,207,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	1,128,156	0.3
1,189,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	945,267	0.2
1,019,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	947,986	0.2
400,000	United Rentals North America, Inc., 3.750%, 01/15/2032	344,926	0.1
800,000	United Rentals North America, Inc., 4.875%, 01/15/2028	765,840	0.2
238,000	United Rentals North America, Inc., 5.250%, 01/15/2030	229,306	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,075,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	$1,053,942	0.3
		51,111,452	13.3
	Energy: 13.5%
830,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	782,118	0.2
1,019,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	996,888	0.3
420,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	391,177	0.1
717,000	Apache Corp., 5.100%, 09/01/2040	608,751	0.2
510,000	Apache Corp., 5.250%, 02/01/2042	429,007	0.1
1,100,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	1,057,056	0.3
425,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	417,446	0.1
580,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	512,427	0.1
1,434,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,288,306	0.3
1,189,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	1,218,648	0.3
585,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	581,329	0.2
1,339,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	1,327,866	0.3
1,113,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	958,627	0.3
1,490,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	1,412,520	0.4
1,849,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	1,739,761	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,792,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	$1,708,215	0.4
642,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	630,601	0.2
962,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	881,711	0.2
529,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	464,381	0.1
962,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	839,422	0.2
1,339,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	1,300,588	0.3
1,245,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	1,090,551	0.3
1,100,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	1,070,811	0.3
2,150,000	EnLink Midstream LLC, 5.375%, 06/01/2029	2,071,471	0.5
510,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	463,876	0.1
222,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	219,740	0.1
906,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	810,231	0.2
830,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	788,801	0.2
340,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	316,661	0.1
679,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	625,895	0.2
736,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	679,622	0.2
774,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	715,554	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,509,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	$1,424,466	0.4
1,713,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	1,651,332	0.4
1,792,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,663,800	0.4
736,000	Murphy Oil Corp., 5.875%, 12/01/2027	717,753	0.2
1,264,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,246,643	0.3
1,075,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	993,087	0.3
529,000	Nabors Industries, Inc., 5.100%, 09/15/2023	528,683	0.1
453,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	363,556	0.1
1,268,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	1,267,710	0.3
1,283,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	1,352,391	0.4
1,075,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	1,183,505	0.3
1,170,000 (1)	Precision Drilling Corp., 6.875%, 01/15/2029	1,062,828	0.3
1,360,000	Southwestern Energy Co., 5.375%, 02/01/2029	1,283,371	0.3
1,396,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	1,217,073	0.3
510,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	468,774	0.1
1,170,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,059,441	0.3
710,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	710,390	0.2
858,813 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	842,667	0.2
163,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	167,893	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
472,000	Transocean, Inc., 6.800%, 03/15/2038	$327,363	0.1
717,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	651,739	0.2
1,660,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	1,699,774	0.4
1,717,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	1,499,774	0.4
		51,784,071	13.5
	Financial: 7.4%
650,000 (2)	Ally Financial, Inc., 5.750%, 11/20/2025	612,018	0.2
625,000	Ally Financial, Inc., 6.700%, 02/14/2033	556,041	0.1
1,075,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	880,231	0.2
1,264,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,070,405	0.3
1,207,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	1,040,180	0.3
1,207,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	1,081,684	0.3
510,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	392,942	0.1
925,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	855,486	0.2
1,396,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	1,010,585	0.3
1,453,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	1,309,124	0.3
450,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	356,065	0.1
1,170,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	996,360	0.3
1,026,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	759,030	0.2
1,181,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	972,678	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,490,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	$1,146,510	0.3
1,490,000	Navient Corp., 4.875%, 03/15/2028	1,254,945	0.3
811,000 (2)	Navient Corp., 5.000%, 03/15/2027	715,375	0.2
283,000	Navient Corp., 7.250%, 09/25/2023	282,330	0.1
717,000	OneMain Finance Corp., 4.000%, 09/15/2030	538,395	0.1
1,603,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,350,207	0.3
491,000	OneMain Finance Corp., 7.125%, 03/15/2026	472,489	0.1
1,603,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	1,477,774	0.4
1,339,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	1,121,962	0.3
925,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	693,288	0.2
1,264,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	1,056,916	0.3
95,000 (1)	Rocket Mortgage LLC, 2.875%, 10/15/2026	85,126	0.0
335,000	Service Properties Trust, 4.750%, 10/01/2026	280,054	0.1
365,000	Service Properties Trust, 5.500%, 12/15/2027	327,055	0.1
1,811,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	1,613,496	0.4
529,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	310,126	0.1
849,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	518,956	0.1
585,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	567,977	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
962,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	$888,951	0.2
1,113,000 (1)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	993,075	0.3
1,264,000 (1)	XHR L.P., 4.875%, 06/01/2029	1,073,329	0.3
		28,661,165	7.4
	Industrial: 10.6%
1,490,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	1,141,638	0.3
717,000	Ball Corp., 3.125%, 09/15/2031	594,009	0.1
615,000	Ball Corp., 6.875%, 03/15/2028	637,152	0.2
604,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	617,590	0.2
721,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	730,585	0.2
1,396,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	1,310,460	0.3
1,113,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,031,799	0.3
1,225,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,096,706	0.3
1,302,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,237,968	0.3
1,351,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	1,397,569	0.4
366,000 (1)	Chart Industries, Inc., 9.500%, 01/01/2031	386,480	0.1
1,038,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	1,060,109	0.3
1,465,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	1,320,330	0.3
1,566,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	1,430,635	0.4
1,415,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	1,286,900	0.3
679,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	608,622	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
566,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	$467,567	0.1
604,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	520,498	0.1
1,132,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	945,333	0.2
1,094,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	947,062	0.2
925,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	942,052	0.2
1,547,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	1,385,679	0.4
679,000 (1)(3)	Intelligent Packaging Holdco Issuer LP, 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	478,743	0.1
1,339,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,154,887	0.3
981,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	981,417	0.3
1,415,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,352,598	0.3
1,321,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	1,195,505	0.3
1,075,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	961,222	0.2
642,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	611,505	0.2
1,189,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,185,570	0.3
1,490,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	1,391,809	0.4
623,000 (1)	Sealed Air Corp./Sealed Air Corp. US, 6.125%, 02/01/2028	630,601	0.2
453,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	450,146	0.1
1,471,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,288,449	0.3
1,471,000 (1)	Standard Industries, Inc./ NJ, 3.375%, 01/15/2031	1,183,889	0.3
849,000 (1)	Standard Industries, Inc./ NJ, 4.375%, 07/15/2030	739,589	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
981,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	$928,482	0.2
717,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	711,776	0.2
1,094,000 (1)	TK Elevator US Newco, Inc., 5.250%, 07/15/2027	1,034,273	0.3
811,000 (2)	TransDigm, Inc., 4.625%, 01/15/2029	721,822	0.2
642,000	TransDigm, Inc., 5.500%, 11/15/2027	606,050	0.2
1,019,000	TransDigm, Inc., 6.375%, 06/15/2026	997,148	0.3
1,245,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,051,209	0.3
		40,753,433	10.6
	Technology: 2.6%
151,000	CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	146,651	0.0
1,264,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	1,060,995	0.3
1,170,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	971,333	0.2
717,000 (1)	Entegris Escrow Corp., 6.950%, 06/15/2030	695,662	0.2
472,000 (1)(2)	Entegris, Inc., 3.625%, 05/01/2029	407,836	0.1
2,037,000 (1)	NCR Corp., 5.125%, 04/15/2029	1,764,548	0.5
547,000 (1)	Open Text Corp., 3.875%, 12/01/2029	461,063	0.1
604,000 (1)	Open Text Corp., 6.900%, 12/01/2027	623,630	0.2
1,189,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	1,021,231	0.3
1,189,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	991,299	0.3
1,170,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	448,651	0.1
487,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	367,084	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,226,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	$964,665	0.2
		9,924,648	2.6
	Utilities: 1.1%
1,585,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	1,561,764	0.4
1,100,000	TransAlta Corp., 7.750%, 11/15/2029	1,157,332	0.3
547,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	531,850	0.1
1,151,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,118,571	0.3
		4,369,517	1.1
	Total Corporate Bonds/Notes
	(Cost $395,122,526)	357,136,994	92.9
BANK LOANS: 0.8%
	Electronics/Electrical: 0.3%
1,132,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 10.340%, (US0001M + 5.500%), 09/01/2027	1,104,643	0.3

	Lodging & Casinos: 0.2%
906,000	Hilton Domestic Operating Company, Inc. 2019 Term Loan B2, 6.642%, (US0001M + 1.750%), 06/22/2026	906,126	0.2

	Radio & Television: 0.3%
975,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.325%, (US0003M + 3.500%), 08/21/2026	911,473	0.3
	Total Bank Loans (Cost $2,933,508)	2,922,242	0.8
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
397,000	DISH Network Corp., 3.375%, 08/15/2026	206,440	0.0
	Total Convertible Bonds/Notes (Cost $396,360)	206,440	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.3%
	Consumer Staples: 0.3%
48,000 (5)(6)	Southeastern Grocers, Inc.	$1,056,000	0.3
	Total Common Stock (Cost $338,393)	1,056,000	0.3
	Total Long-Term Investments (Cost $398,790,786)	361,321,675	94.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Commercial Paper: 1.8%
3,000,000	American Electric Power Co., Inc., 4.950%, 04/25/2023	2,989,040	0.8
2,000,000	Dominion Resources, Inc., 5.070%, 05/01/2023	1,990,965	0.5
1,800,000	EIDP Inc., 5.140%, 04/03/2023	1,799,232	0.5
	Total Commercial Paper (Cost $6,779,816)	6,779,237	1.8

	Repurchase Agreements: 2.1%
1,954,179 (7)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,954,953, collateralized by various U.S. Government Agency Obligations, 1.500%-3.000%, Market Value plus accrued interest $1,993,263, due 11/01/49-02/01/51)	1,954,179	0.5
358,694 (7)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $358,836, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $365,868, due 12/26/24-03/20/53)	358,694	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,954,179 (7)	HSBC Securities USA, Repurchase Agreement dated 03/31/23, 4.80%, due 04/03/23 (Repurchase Amount $1,954,950, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,993,263, due 06/15/24-02/15/53)	$1,954,179	0.5
1,954,179 (7)	Jefferies LLC, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $1,954,968, collateralized by various U.S. Government Agency Obligations, 0.000%-5.750%, Market Value plus accrued interest $1,993,275, due 04/14/23-03/21/28)	1,954,179	0.5
1,954,179 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,954,953, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,993,263, due 04/06/23-02/20/53)	1,954,179	0.5
	Total Repurchase Agreements (Cost $8,175,410)	8,175,410	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
9,204,000 (8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730%
	(Cost $9,204,000)	$9,204,000	2.4
	Total Short-Term Investments
	(Cost $24,159,226)	24,158,647	6.3
	Total Investments in Securities (Cost $422,950,012)	$385,480,322	100.3
	Liabilities in Excess of Other Assets	(1,030,960)	(0.3)
	Net Assets	$384,449,362	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Non-income producing security.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of March 31, 2023.

(9)
Bond may be called prior to maturity date.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$1,056,000	$1,056,000
Total Common Stock	—	—	1,056,000	1,056,000
Corporate Bonds/Notes	—	357,136,994	—	357,136,994
Bank Loans	—	2,922,242	—	2,922,242
Convertible Bonds/Notes	—	206,440	—	206,440
Short-Term Investments	9,204,000	14,954,647	—	24,158,647
Total Investments, at fair value	$9,204,000	$375,220,322	$1,056,000	$385,480,322

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $424,263,474.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,198,228
Gross Unrealized Depreciation	(40,981,380)
Net Unrealized Depreciation	$(38,783,152)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.2%
	Basic Materials: 0.9%
1,725,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	$1,494,737	0.0
1,377,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,344,613	0.0
671,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	668,164	0.0
5,531,000	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	5,645,785	0.1
4,505,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	4,136,716	0.1
3,883,000	Dow Chemical Co., 4.375%, 11/15/2042	3,368,550	0.0
5,000,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	4,416,090	0.1
3,000,000 (1)(2)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	2,462,313	0.0
4,410,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	3,783,887	0.1
2,412,000 (2)	Inversiones CMPC SA, 4.375%, 04/04/2027	2,292,409	0.0
536,000	LYB International Finance III LLC, 3.625%, 04/01/2051	381,852	0.0
3,682,000	Mosaic Co/The, 5.450%, 11/15/2033	3,705,485	0.1
2,026,000 (1)	Northern Star Resources Ltd., 6.125%, 04/11/2033	2,011,918	0.0
4,325,000 (1)	Novelis Corp., 4.750%, 01/30/2030	3,979,000	0.1
1,138,000	Nutrien Ltd., 5.800%, 03/27/2053	1,173,494	0.0
1,736,000 (1)	OCI NV, 6.700%, 03/16/2033	1,733,599	0.0
1,325,000 (1)	OCP SA, 3.750%, 06/23/2031	1,088,951	0.0
4,100,000 (2)	Olin Corp., 5.000%, 02/01/2030	3,848,383	0.1
2,100,000 (1)	POSCO, 4.500%, 08/04/2027	2,063,203	0.0
3,492,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	3,593,060	0.0
3,754,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	3,871,341	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
3,189,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	$2,740,085	0.0
2,139,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	2,019,243	0.0
2,425,000	Suzano Austria GmbH, 3.750%, 01/15/2031	2,112,230	0.0
4,825,000	Suzano Austria GmbH, 6.000%, 01/15/2029	4,865,144	0.1
1,424,000	Teck Resources Ltd., 6.000%, 08/15/2040	1,441,725	0.0
536,000	Westlake Corp., 3.125%, 08/15/2051	341,633	0.0
		70,583,610	0.9
	Communications: 2.1%
4,889,000	Amazon.com, Inc., 2.100%, 05/12/2031	4,181,129	0.1
4,500,000	Amazon.com, Inc., 2.875%, 05/12/2041	3,547,946	0.1
3,444,000 (2)	Amazon.com, Inc., 3.600%, 04/13/2032	3,273,669	0.0
2,866,000	Amazon.com, Inc., 4.100%, 04/13/2062	2,526,090	0.0
3,304,000	Amazon.com, Inc., 4.550%, 12/01/2027	3,355,679	0.1
5,300,000 (1)(2)	ANGI Group LLC, 3.875%, 08/15/2028	4,033,002	0.1
1,750,000	AT&T, Inc., 3.500%, 06/01/2041	1,382,603	0.0
868,000	AT&T, Inc., 3.550%, 09/15/2055	624,157	0.0
6,752,000	AT&T, Inc., 3.650%, 09/15/2059	4,833,495	0.1
1,906,000	AT&T, Inc., 3.800%, 12/01/2057	1,418,264	0.0
649,000	AT&T, Inc., 4.500%, 05/15/2035	608,266	0.0
3,480,000	AT&T, Inc., 4.900%, 08/15/2037	3,332,153	0.0
2,314,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	1,931,113	0.0
2,815,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	1,758,694	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,571,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	$1,040,369	0.0
4,012,000	Comcast Corp., 1.950%, 01/15/2031	3,340,338	0.0
4,396,000	Comcast Corp., 2.650%, 02/01/2030	3,917,888	0.1
5,558,000	Comcast Corp., 3.900%, 03/01/2038	4,982,654	0.1
1,666,000	Comcast Corp., 3.969%, 11/01/2047	1,403,228	0.0
1,873,000	Comcast Corp., 5.350%, 11/15/2027	1,951,228	0.0
1,366,000	Corning, Inc., 5.450%, 11/15/2079	1,261,851	0.0
5,200,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	2,743,000	0.0
4,655,000	DISH DBS Corp., 5.125%, 06/01/2029	2,483,815	0.0
4,420,000 (1)	GCI LLC, 4.750%, 10/15/2028	3,818,283	0.1
4,245,000 (1)(2)	Gray Television, Inc., 7.000%, 05/15/2027	3,558,074	0.1
5,000,000 (1)(2)	Match Group Holdings II LLC, 3.625%, 10/01/2031	4,074,500	0.1
2,528,000	Meta Platforms, Inc., 3.500%, 08/15/2027	2,442,770	0.0
9,637,000	Meta Platforms, Inc., 4.450%, 08/15/2052	8,489,095	0.1
1,769,000	Meta Platforms, Inc., 4.650%, 08/15/2062	1,565,175	0.0
2,000,000 (1)	Millicom International Cellular SA, 4.500%, 04/27/2031	1,608,150	0.0
2,160,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	1,953,712	0.0
3,800,000 (1)(2)	NBN Co. Ltd., 1.625%, 01/08/2027	3,365,936	0.1
551,000 (2)	Paramount Global, 4.200%, 05/19/2032	472,984	0.0
3,345,000	Paramount Global, 4.375%, 03/15/2043	2,380,039	0.0
4,387,000 (2)	Paramount Global, 4.950%, 01/15/2031	4,050,501	0.1
3,632,000	Paramount Global, 4.950%, 05/19/2050	2,721,961	0.0
608,000	Paramount Global, 5.250%, 04/01/2044	484,405	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,814,000	Paramount Global, 5.850%, 09/01/2043	$1,569,700	0.0
4,305,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	3,922,737	0.1
4,365,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	4,047,469	0.1
5,387,000	Time Warner Cable LLC, 5.500%, 09/01/2041	4,659,857	0.1
2,829,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,567,210	0.0
2,569,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	2,280,571	0.0
642,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	597,677	0.0
1,948,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	1,718,157	0.0
2,805,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	2,524,987	0.0
5,747,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	5,397,019	0.1
1,048,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	939,955	0.0
899,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	783,697	0.0
1,505,000	T-Mobile USA, Inc., 5.050%, 07/15/2033	1,513,182	0.0
3,697,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	3,835,913	0.1
1,060,000	Verizon Communications, Inc., 2.355%, 03/15/2032	870,132	0.0
757,000	Verizon Communications, Inc., 2.650%, 11/20/2040	541,113	0.0
2,312,000	Verizon Communications, Inc., 3.400%, 03/22/2041	1,840,415	0.0
3,610,000	Verizon Communications, Inc., 3.850%, 11/01/2042	3,022,951	0.0
895,000	Verizon Communications, Inc., 4.400%, 11/01/2034	851,183	0.0
1,496,000	Verizon Communications, Inc., 4.500%, 08/10/2033	1,446,277	0.0
6,432,000	Verizon Communications, Inc., 4.812%, 03/15/2039	6,146,165	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
4,085,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	$3,839,491	0.1
3,725,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	3,197,559	0.0
2,212,000	Vodafone Group PLC, 5.750%, 02/10/2063	2,193,180	0.0
4,860,000 (1)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	3,697,974	0.1
		164,920,787	2.1
	Consumer, Cyclical: 1.9%
4,545,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	3,882,634	0.1
413,740	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	379,776	0.0
2,370,259	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	2,184,491	0.0
813,035	American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 12/15/2029	703,654	0.0
2,424,715	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,180,297	0.0
3,424,449	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	3,065,799	0.0
4,028,000	American Honda Finance Corp., 4.700%, 01/12/2028	4,070,707	0.1
4,430,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	3,970,100	0.1
7,507,000	AutoZone, Inc., 4.750%, 02/01/2033	7,421,802	0.1
4,405,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	3,941,550	0.1
4,955,000 (2)	Dana, Inc., 5.625%, 06/15/2028	4,659,186	0.1
1,196,588	Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,105,291	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,970,373	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	$3,487,860	0.1
3,950,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	3,673,875	0.1
1,765,049 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	1,704,769	0.0
3,720,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	3,497,563	0.1
2,333,000	General Motors Co., 6.125%, 10/01/2025	2,378,492	0.0
1,732,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,679,736	0.0
4,340,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	3,808,350	0.1
3,820,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	3,425,157	0.1
3,255,000 (1)	Harley-Davidson Financial Services, Inc., 6.500%, 03/10/2028	3,291,206	0.0
822,000 (2)	Hasbro, Inc., 3.000%, 11/19/2024	793,081	0.0
672,000	Hasbro, Inc., 3.550%, 11/19/2026	632,328	0.0
2,901,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	2,383,480	0.0
1,692,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	1,383,139	0.0
2,043,000	Lowe’s Cos, Inc., 5.750%, 07/01/2053	2,083,606	0.0
1,554,000	Lowe’s Cos, Inc., 5.850%, 04/01/2063	1,577,765	0.0
3,440,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	2,506,694	0.0
2,617,000	Magna International, Inc., 5.500%, 03/21/2033	2,716,478	0.0
2,932,500 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	2,925,946	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
4,690,000 (1)(2)	Sonic Automotive, Inc., 4.875%, 11/15/2031	$3,786,520	0.1
1,765,000 (2)	Target Corp., 2.950%, 01/15/2052	1,278,070	0.0
6,300,000	Target Corp., 4.400%, 01/15/2033	6,267,585	0.1
2,474,000 (2)	Target Corp., 4.500%, 09/15/2032	2,480,635	0.0
8,782,000	Target Corp., 4.800%, 01/15/2053	8,636,364	0.1
4,610,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	4,062,055	0.1
1,503,000	Toyota Motor Credit Corp., 1.900%, 01/13/2027	1,370,293	0.0
1,828,000	Toyota Motor Credit Corp., 4.450%, 06/29/2029	1,843,588	0.0
5,032,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	5,061,747	0.1
2,325,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	2,106,035	0.0
3,863,109	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	3,447,685	0.1
777,272	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	698,733	0.0
2,896,653	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	2,891,779	0.0
5,293,506	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	5,262,385	0.1
459,847	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	434,979	0.0
9,092,000 (1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	8,569,887	0.1
1,452,000 (1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	1,215,815	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,933,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	$2,379,678	0.0
		143,308,645	1.9
	Consumer, Non-cyclical: 5.0%
3,670,000	AbbVie, Inc., 2.600%, 11/21/2024	3,543,310	0.1
1,609,000	AbbVie, Inc., 4.050%, 11/21/2039	1,439,312	0.0
1,789,000	AbbVie, Inc., 4.250%, 11/21/2049	1,580,358	0.0
7,016,000	AbbVie, Inc., 4.300%, 05/14/2036	6,599,839	0.1
4,325,000	AbbVie, Inc., 4.400%, 11/06/2042	3,956,198	0.1
5,481,000	AbbVie, Inc., 4.500%, 05/14/2035	5,316,066	0.1
1,059,000	AbbVie, Inc., 4.550%, 03/15/2035	1,036,110	0.0
2,298,000	AbbVie, Inc., 4.625%, 10/01/2042	2,112,490	0.0
4,305,000 (1)	ADT Security Corp./ The, 4.125%, 08/01/2029	3,844,473	0.1
6,638,000	Aetna, Inc., 4.500%, 05/15/2042	5,971,923	0.1
2,339,000	Aetna, Inc., 6.625%, 06/15/2036	2,598,613	0.0
4,460,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	3,884,812	0.1
3,100,000	Altria Group, Inc., 3.700%, 02/04/2051	2,095,609	0.0
1,362,000	Altria Group, Inc., 3.875%, 09/16/2046	981,861	0.0
2,610,000	Amgen, Inc., 2.770%, 09/01/2053	1,671,761	0.0
3,741,000	Amgen, Inc., 5.250%, 03/02/2033	3,845,545	0.1
8,933,000	Amgen, Inc., 5.600%, 03/02/2043	9,210,336	0.1
3,724,000	Amgen, Inc., 5.650%, 03/02/2053	3,879,353	0.1
3,126,000	Amgen, Inc., 5.750%, 03/02/2063	3,247,363	0.1
7,238,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	7,212,428	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
8,969,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	$8,776,557	0.1
4,324,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	4,545,247	0.1
862,000	Archer-Daniels-Midland Co., 4.500%, 08/15/2033	863,519	0.0
2,017,000	Astrazeneca Finance LLC, 4.900%, 03/03/2030	2,063,847	0.0
1,444,000	Avery Dennison Corp., 5.750%, 03/15/2033	1,503,265	0.0
1,005,000	BAT Capital Corp., 3.557%, 08/15/2027	934,933	0.0
2,393,000	BAT Capital Corp., 3.734%, 09/25/2040	1,713,036	0.0
1,771,000	BAT Capital Corp., 4.390%, 08/15/2037	1,446,569	0.0
4,315,000	Becton Dickinson & Co., 4.693%, 02/13/2028	4,335,314	0.1
2,328,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	1,947,685	0.0
3,421,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	3,189,523	0.0
1,221,000 (2)	Brown-Forman Corp., 4.750%, 04/15/2033	1,235,629	0.0
829,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	669,719	0.0
2,183,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	1,867,139	0.0
5,852,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	4,862,486	0.1
693,000 (1)	Cargill, Inc., 4.375%, 04/22/2052	643,683	0.0
10,987,000	Centene Corp., 3.000%, 10/15/2030	9,261,833	0.1
3,190,000	Centene Corp., 4.625%, 12/15/2029	3,002,237	0.0
4,245,000 (2)	Central Garden & Pet Co., 4.125%, 10/15/2030	3,754,702	0.1
3,471,000	Cigna Corp., 3.250%, 04/15/2025	3,364,697	0.1
2,781,000	Cigna Corp., 3.400%, 03/15/2050	2,058,184	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
7,297,000	Cigna Corp., 4.800%, 08/15/2038	$7,076,614	0.1
1,790,000	Cigna Group/The, 5.400%, 03/15/2033	1,859,765	0.0
3,345,000 (1)	CSL Finance PLC, 4.750%, 04/27/2052	3,156,852	0.0
1,398,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	1,342,808	0.0
4,475,000	CVS Health Corp., 2.700%, 08/21/2040	3,204,902	0.0
2,465,000	CVS Health Corp., 3.875%, 07/20/2025	2,421,854	0.0
3,492,000	CVS Health Corp., 4.125%, 04/01/2040	3,006,497	0.0
2,326,000	CVS Health Corp., 4.780%, 03/25/2038	2,218,991	0.0
786,000	CVS Health Corp., 5.125%, 07/20/2045	746,327	0.0
7,379,000 (1)	Danone SA, 2.947%, 11/02/2026	6,976,373	0.1
4,395,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	3,755,527	0.1
1,778,000	Elevance Health, Inc., 4.900%, 02/08/2026	1,776,466	0.0
4,971,000	Eli Lilly & Co., 4.875%, 02/27/2053	5,145,806	0.1
2,101,000	Eli Lilly & Co., 4.950%, 02/27/2063	2,164,235	0.0
2,801,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	2,435,344	0.0
10,098,000	Global Payments, Inc., 1.200%, 03/01/2026	8,989,126	0.1
1,760,000	Global Payments, Inc., 5.950%, 08/15/2052	1,678,194	0.0
1,917,000	Haleon US Capital LLC, 3.375%, 03/24/2029	1,769,460	0.0
1,282,000	HCA, Inc., 2.375%, 07/15/2031	1,035,616	0.0
2,570,000 (1)	HCA, Inc., 3.125%, 03/15/2027	2,390,886	0.0
1,245,000	HCA, Inc., 3.500%, 09/01/2030	1,109,745	0.0
8,542,000	HCA, Inc., 4.125%, 06/15/2029	8,010,166	0.1
3,544,000 (1)	HCA, Inc., 4.375%, 03/15/2042	2,983,872	0.0
3,076,000	HCA, Inc., 4.500%, 02/15/2027	3,006,226	0.0
1,629,000 (1)	HCA, Inc., 4.625%, 03/15/2052	1,355,098	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,449,000	HCA, Inc., 5.250%, 04/15/2025	$1,449,004	0.0
2,509,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	2,339,122	0.0
3,305,000	Humana, Inc., 1.350%, 02/03/2027	2,904,262	0.0
626,000	Humana, Inc., 3.125%, 08/15/2029	567,264	0.0
4,873,000	Humana, Inc., 4.500%, 04/01/2025	4,832,767	0.1
3,259,000	Johnson & Johnson, 3.625%, 03/03/2037	3,016,421	0.0
5,044,000 (1)	Kenvue, Inc., 4.900%, 03/22/2033	5,213,412	0.1
2,085,000 (1)	Kenvue, Inc., 5.050%, 03/22/2028	2,155,956	0.0
3,546,000 (1)	Kenvue, Inc., 5.050%, 03/22/2053	3,657,543	0.1
4,276,000 (1)	Kenvue, Inc., 5.100%, 03/22/2043	4,414,825	0.1
3,660,000 (1)	Kenvue, Inc., 5.200%, 03/22/2063	3,796,160	0.1
4,490,000	Kraft Heinz Foods Co., 4.625%, 10/01/2039	4,120,493	0.1
3,255,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	3,691,926	0.1
4,455,000 (1)	Lamb Weston Holdings, Inc., 4.375%, 01/31/2032	4,044,284	0.1
2,495,000 (1)	Mars, Inc., 3.875%, 04/01/2039	2,196,955	0.0
3,221,000	McKesson Corp., 5.250%, 02/15/2026	3,230,430	0.0
4,875,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	4,234,717	0.1
4,079,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	4,084,385	0.1
3,084,000	Mylan, Inc., 5.200%, 04/15/2048	2,434,976	0.0
2,889,000 (1)	Nestle Holdings, Inc., 3.900%, 09/24/2038	2,690,932	0.0
3,573,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	3,557,272	0.1
4,220,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	3,861,342	0.1
5,271,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	4,515,846	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,206,000	PayPal Holdings, Inc., 5.050%, 06/01/2052	$1,161,326	0.0
7,861,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	7,621,497	0.1
4,442,000	Philip Morris International, Inc., 5.375%, 02/15/2033	4,541,126	0.1
4,410,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	4,160,698	0.1
4,845,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	4,110,932	0.1
4,380,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	3,827,182	0.1
3,028,000	Reynolds American, Inc., 5.850%, 08/15/2045	2,734,352	0.0
2,515,000 (1)	Roche Holdings, Inc., 2.607%, 12/13/2051	1,759,223	0.0
1,626,000	Royalty Pharma PLC, 1.200%, 09/02/2025	1,475,063	0.0
2,055,000	Royalty Pharma PLC, 1.750%, 09/02/2027	1,782,083	0.0
2,010,000	Royalty Pharma PLC, 2.200%, 09/02/2030	1,643,064	0.0
1,749,000	S&P Global, Inc., 1.250%, 08/15/2030	1,405,029	0.0
5,049,000	S&P Global, Inc., 2.700%, 03/01/2029	4,595,711	0.1
6,563,000	S&P Global, Inc., 2.900%, 03/01/2032	5,863,154	0.1
3,890,000	S&P Global, Inc., 3.700%, 03/01/2052	3,198,402	0.0
4,625,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	4,188,446	0.1
2,461,000 (1)(2)	Triton Container International Ltd., 2.050%, 04/15/2026	2,186,293	0.0
1,814,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	1,444,479	0.0
1,470,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	1,113,151	0.0
748,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	590,351	0.0
2,117,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	1,803,938	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,590,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	$1,337,819	0.0
3,087,000	UnitedHealth Group, Inc., 4.500%, 04/15/2033	3,070,612	0.0
3,195,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	3,233,775	0.1
4,888,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	4,955,561	0.1
5,057,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	5,333,152	0.1
3,066,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	2,435,387	0.0
3,434,000 (2)	Viatris, Inc., 2.700%, 06/22/2030	2,792,958	0.0
10,763,000	Viatris, Inc., 3.850%, 06/22/2040	7,563,756	0.1
956,000	Viatris, Inc., 4.000%, 06/22/2050	629,857	0.0
		385,252,985	5.0
	Energy: 3.0%
3,275,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	3,050,253	0.1
9,210,000	Apache Corp., 5.100%, 09/01/2040	7,819,520	0.1
4,114,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	2,858,504	0.0
3,175,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	2,895,203	0.0
1,220,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	1,298,856	0.0
2,032,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	1,893,174	0.0
5,032,000	Coterra Energy, Inc., 3.900%, 05/15/2027	4,806,057	0.1
3,975,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	3,834,365	0.1
1,811,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	1,656,925	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
6,342,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	$6,706,141	0.1
3,702,000 (2)	Diamondback Energy, Inc., 6.250%, 03/15/2053	3,838,280	0.1
3,845,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	3,355,070	0.1
8,250,000	Ecopetrol SA, 6.875%, 04/29/2030	7,610,955	0.1
3,450,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	2,960,756	0.0
7,100,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	6,624,451	0.1
400,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	373,209	0.0
5,373,000 (3)	Enbridge, Inc., 5.750%, 07/15/2080	4,793,081	0.1
3,241,000 (3)	Enbridge, Inc., 7.375%, 01/15/2083	3,106,596	0.1
3,241,000 (3)	Enbridge, Inc., 7.625%, 01/15/2083	3,169,656	0.1
325,000	Energy Transfer L.P., 4.250%, 04/01/2024	320,933	0.0
444,000	Energy Transfer L.P., 4.900%, 03/15/2035	415,232	0.0
4,946,000	Energy Transfer L.P., 5.300%, 04/01/2044	4,385,093	0.1
4,676,000	Energy Transfer L.P., 5.300%, 04/15/2047	4,106,030	0.1
1,003,000	Energy Transfer L.P., 5.350%, 05/15/2045	888,501	0.0
5,610,000	Energy Transfer L.P., 5.750%, 02/15/2033	5,751,653	0.1
2,704,000	Energy Transfer L.P., 5.800%, 06/15/2038	2,659,545	0.0
1,263,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,252,287	0.0
3,800,000 (1)	EnLink Midstream LLC, 6.500%, 09/01/2030	3,846,740	0.1
3,181,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	2,500,832	0.0
2,292,000 (3)	Enterprise Products Operating LLC, 7.858%, 08/16/2077	2,155,594	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,642,000 (2)	Equinor ASA, 3.125%, 04/06/2030	$2,478,724	0.0
731,858 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	631,168	0.0
949,850 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	771,740	0.0
2,875,000 (1)(2)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	2,960,379	0.0
2,875,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	3,033,166	0.0
4,045,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	3,739,556	0.1
1,295,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,280,476	0.0
546,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	482,430	0.0
1,791,000	Kinder Morgan, Inc., 5.200%, 06/01/2033	1,780,713	0.0
2,332,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	2,209,685	0.0
899,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	777,909	0.0
3,850,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	3,888,380	0.1
2,897,000	MPLX L.P., 1.750%, 03/01/2026	2,645,435	0.0
5,080,000	MPLX L.P., 4.000%, 03/15/2028	4,865,223	0.1
665,000	MPLX L.P., 5.200%, 03/01/2047	596,746	0.0
2,014,000	MPLX L.P., 5.500%, 02/15/2049	1,876,891	0.0
1,847,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	1,329,800	0.0
1,067,000	ONEOK Partners L.P., 6.125%, 02/01/2041	1,048,684	0.0
2,785,000	ONEOK Partners L.P., 6.200%, 09/15/2043	2,734,176	0.0
907,000	ONEOK, Inc., 3.100%, 03/15/2030	793,421	0.0
1,900,000	ONEOK, Inc., 5.850%, 01/15/2026	1,929,215	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
274,000	ONEOK, Inc., 6.100%, 11/15/2032	$283,884	0.0
5,000,000 (1)	Pertamina Persero PT, 2.300%, 02/09/2031	4,126,027	0.1
750,000	Pertamina Persero PT, 5.625%, 05/20/2043	710,738	0.0
4,000,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	2,977,640	0.0
2,280,000	Petroleos del Peru SA, 4.750%, 06/19/2032	1,697,255	0.0
10,350,000	Petroleos Mexicanos, 5.950%, 01/28/2031	7,928,638	0.1
6,103,000	Petroleos Mexicanos, 6.700%, 02/16/2032	4,862,641	0.1
2,988,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	2,674,755	0.0
3,468,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	3,432,195	0.1
3,016,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	2,374,066	0.0
1,809,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	1,452,138	0.0
2,025,000 (1)	QatarEnergy, 3.300%, 07/12/2051	1,513,991	0.0
5,250,000 (1)	Reliance Industries Ltd., 2.875%, 01/12/2032	4,368,056	0.1
5,250,000 (1)	Reliance Industries Ltd., 3.625%, 01/12/2052	3,717,252	0.1
1,971,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,894,867	0.0
4,352,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	4,339,814	0.1
2,136,000 (1)	Santos Finance Ltd., 3.649%, 04/29/2031	1,785,881	0.0
1,803,000	Targa Resources Corp., 4.200%, 02/01/2033	1,623,192	0.0
1,381,000	Targa Resources Corp., 4.950%, 04/15/2052	1,147,702	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
985,000	Targa Resources Corp., 6.250%, 07/01/2052	$973,004	0.0
5,354,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	5,015,331	0.1
2,452,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	1,921,633	0.0
9,065,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	7,694,825	0.1
10,875,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	10,626,491	0.1
2,726,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	2,557,586	0.0
4,370,000	Williams Cos, Inc./The, 5.650%, 03/15/2033	4,515,726	0.1
		229,002,737	3.0
	Financial: 8.9%
4,863,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	3,735,992	0.1
1,014,000	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	930,732	0.0
3,479,000	Alleghany Corp., 3.250%, 08/15/2051	2,538,850	0.0
2,563,000	Alleghany Corp., 3.625%, 05/15/2030	2,416,053	0.0
123,000	Alleghany Corp., 4.900%, 09/15/2044	116,486	0.0
1,957,000	Allstate Corp./The, 1.450%, 12/15/2030	1,523,835	0.0
5,175,000	Allstate Corp./The, 5.250%, 03/30/2033	5,236,429	0.1
2,483,000 (3)	American Express Co., 4.420%, 08/03/2033	2,375,587	0.0
1,264,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	1,009,194	0.0
3,707,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	3,215,194	0.0
1,551,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	1,224,120	0.0
678,000	American International Group, Inc., 3.900%, 04/01/2026	660,065	0.0
2,537,000	American Tower Corp., 3.650%, 03/15/2027	2,411,601	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,938,000	American Tower Corp., 5.650%, 03/15/2033	$1,996,061	0.0
4,370,000	Arthur J Gallagher & Co., 5.750%, 03/02/2053	4,387,507	0.1
4,433,000	Assurant, Inc., 3.700%, 02/22/2030	3,863,384	0.1
2,378,000 (1)	Aviation Capital Group LLC, 1.950%, 09/20/2026	2,060,783	0.0
1,262,000 (1)	Aviation Capital Group LLC, 3.500%, 11/01/2027	1,128,254	0.0
1,137,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	1,132,319	0.0
4,559,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	4,504,377	0.1
3,654,000 (1)	Aviation Capital Group LLC, 6.250%, 04/15/2028	3,663,729	0.1
5,135,000 (1)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	4,290,313	0.1
3,750,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	2,912,738	0.0
2,000,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,553,461	0.0
4,200,000	Banco Santander SA, 2.746%, 05/28/2025	3,964,385	0.1
3,200,000 (3)	Banco Santander SA, 3.225%, 11/22/2032	2,496,125	0.0
3,707,000 (1)(3)	Bangkok Bank PCL/ Hong Kong, 5.000%, 12/31/2199	3,378,071	0.1
3,975,000	Bank Hapoalim, 3.255%, 01/21/2032	3,321,113	0.0
3,454,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	3,104,832	0.0
8,000,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	7,485,384	0.1
7,399,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	6,640,828	0.1
1,968,000 (3)	Bank of America Corp., 1.843%, 02/04/2025	1,910,119	0.0
1,495,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	1,401,856	0.0
4,896,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	4,220,029	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,407,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	$2,748,273	0.0
6,179,000 (3)	Bank of America Corp., 2.482%, 09/21/2036	4,696,894	0.1
4,388,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	3,589,418	0.1
721,000 (3)	Bank of America Corp., 2.651%, 03/11/2032	602,412	0.0
3,179,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	2,251,661	0.0
10,644,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	8,889,285	0.1
4,396,000 (3)	Bank of America Corp., 2.884%, 10/22/2030	3,827,364	0.1
3,188,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	2,835,932	0.0
6,014,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	5,592,458	0.1
1,815,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	1,707,046	0.0
8,363,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	7,137,792	0.1
1,718,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	1,628,515	0.0
998,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	821,652	0.0
8,454,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	8,146,284	0.1
2,013,000 (3)	Bank of America Corp., 4.375%, 12/31/2199	1,716,360	0.0
2,213,000 (3)	Bank of America Corp., 4.571%, 04/27/2033	2,108,205	0.0
754,000 (3)	Bank of America Corp., 5.015%, 07/22/2033	746,284	0.0
4,307,000 (2)(3)	Bank of America Corp., 6.125%, 12/31/2199	4,247,779	0.1
11,239,000 (3)	Bank of Nova Scotia/ The, 4.588%, 05/04/2037	9,916,367	0.1
2,589,000	Bank of Nova Scotia/ The, 4.850%, 02/01/2030	2,558,882	0.0
10,038,000 (1)	Banque Federative du Credit Mutuel SA, 4.935%, 01/26/2026	9,928,071	0.1
2,362,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	1,965,099	0.0
4,773,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	3,630,623	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
11,441,000 (1)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	$12,001,737	0.2
2,094,000 (1)	BPCE SA, 5.150%, 07/21/2024	2,054,860	0.0
7,020,000 (1)	BPCE SA, 5.700%, 10/22/2023	6,967,474	0.1
946,000	Brighthouse Financial, Inc., 4.700%, 06/22/2047	692,665	0.0
3,280,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	2,827,499	0.0
5,432,000 (3)	Capital One Financial Corp., 3.273%, 03/01/2030	4,632,421	0.1
3,707,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	3,001,502	0.0
1,971,000	CI Financial Corp., 4.100%, 06/15/2051	1,196,107	0.0
2,459,000 (3)	Citigroup, Inc., 1.462%, 06/09/2027	2,185,244	0.0
1,520,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,162,870	0.0
7,178,000 (1)	Corebridge Financial, Inc., 3.850%, 04/05/2029	6,560,770	0.1
4,480,000 (1)	Corebridge Financial, Inc., 3.900%, 04/05/2032	3,883,146	0.1
9,490,000 (1)(3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	8,478,389	0.1
2,700,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	2,331,369	0.0
4,068,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	3,910,365	0.1
1,962,000	Credit Suisse AG/New York NY, 1.250%, 08/07/2026	1,660,343	0.0
3,808,000	Credit Suisse AG/New York NY, 5.000%, 07/09/2027	3,674,720	0.1
3,222,000 (1)(3)	Credit Suisse Group AG, 2.193%, 06/05/2026	2,876,289	0.0
2,775,000 (1)(3)	Credit Suisse Group AG, 9.016%, 11/15/2033	3,295,035	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
596,000	Crown Castle, Inc., 2.100%, 04/01/2031	$487,329	0.0
2,566,000	Crown Castle, Inc., 2.900%, 03/15/2027	2,383,290	0.0
3,580,000	CubeSmart L.P., 2.250%, 12/15/2028	3,077,650	0.0
2,407,000 (1)(3)	Depository Trust & Clearing Corp./The, 3.375%, 12/31/2199	1,828,951	0.0
2,897,000	Discover Bank, 4.250%, 03/13/2026	2,753,078	0.0
2,404,000 (3)	Discover Bank, 4.682%, 08/09/2028	2,200,667	0.0
4,965,000	First Horizon Bank, 5.750%, 05/01/2030	4,669,112	0.1
95,000 (3)	Goldman Sachs Group, Inc./The, 3.210%, 04/22/2042	71,709	0.0
1,030,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	1,086,761	0.0
8,526,000 (1)	Hartford Financial Services Group, Inc./The, 6.989%, (US0003M + 2.125)%, 02/12/2067	6,896,048	0.1
2,116,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	1,867,156	0.0
2,569,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	2,348,015	0.0
6,500,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	5,973,895	0.1
6,688,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	5,612,785	0.1
4,759,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	4,506,016	0.1
1,130,000 (3)	HSBC Holdings PLC, 2.804%, 05/24/2032	923,460	0.0
3,307,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	3,121,754	0.0
4,853,000 (3)	HSBC Holdings PLC, 4.600%, 12/31/2199	3,636,482	0.1
4,831,000 (3)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,364,230	0.1
3,552,000 (2)(3)	HSBC Holdings PLC, 6.254%, 03/09/2034	3,716,497	0.1
4,380,000 (3)	HSBC Holdings PLC, 6.332%, 03/09/2044	4,636,828	0.1
7,908,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	8,004,730	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,483,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	$2,534,656	0.0
12,034,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	11,968,533	0.2
7,190,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	6,035,021	0.1
6,236,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	5,910,915	0.1
3,479,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	3,108,033	0.0
5,019,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	4,430,773	0.1
3,798,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	3,415,272	0.1
559,000 (3)	JPMorgan Chase & Co., 1.953%, 02/04/2032	450,071	0.0
4,472,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	3,883,514	0.1
3,784,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	3,392,540	0.1
1,361,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	1,302,162	0.0
1,531,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	1,451,890	0.0
6,475,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	6,007,551	0.1
10,000 (3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	9,989	0.0
4,270,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,248,418	0.1
755,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	733,805	0.0
2,485,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	2,415,440	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,287,000	Kite Realty Group L.P., 4.000%, 10/01/2026	$1,216,710	0.0
4,890,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	3,539,944	0.1
1,685,000 (1)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	1,607,077	0.0
1,662,000	Life Storage L.P., 4.000%, 06/15/2029	1,528,556	0.0
3,503,000 (3)	Lloyds Banking Group PLC, 5.871%, 03/06/2029	3,534,578	0.1
9,427,000 (3)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	8,708,191	0.1
5,095,000 (2)	Main Street Capital Corp., 3.000%, 07/14/2026	4,448,264	0.1
3,087,000	Marsh & McLennan Cos, Inc., 5.450%, 03/15/2053	3,184,539	0.0
5,897,000 (1)	Metropolitan Life Global Funding I, 5.150%, 03/28/2033	5,950,404	0.1
5,813,000 (3)	Mitsubishi UFJ Financial Group, Inc., 5.441%, 02/22/2034	5,877,869	0.1
2,508,000 (3)	Mitsubishi UFJ Financial Group, Inc., 5.475%, 02/22/2031	2,527,588	0.0
4,554,000 (3)	Mizuho Financial Group, Inc., 5.754%, 05/27/2034	4,661,293	0.1
3,912,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	3,704,823	0.1
3,075,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	2,959,121	0.0
17,410,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	15,486,463	0.2
3,968,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	3,559,032	0.1
5,414,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	5,082,551	0.1
2,425,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	2,217,278	0.0
1,986,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	1,915,305	0.0
1,722,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,627,856	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,736,000 (3)	Morgan Stanley, 3.737%, 04/24/2024	$1,732,957	0.0
2,750,000	Morgan Stanley, 3.875%, 01/27/2026	2,685,581	0.0
3,524,000	Morgan Stanley, 4.000%, 07/23/2025	3,451,708	0.1
2,439,000 (3)	Morgan Stanley, 4.457%, 04/22/2039	2,232,456	0.0
7,851,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	7,408,550	0.1
12,812,000 (3)	Morgan Stanley, 5.948%, 01/19/2038	12,752,856	0.2
1,334,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	1,403,917	0.0
14,930,000 (3)	Morgan Stanley, 6.342%, 10/18/2033	16,319,488	0.2
5,135,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	3,461,504	0.1
3,230,000 (1)	National Australia Bank Ltd., 6.429%, 01/12/2033	3,330,279	0.1
4,255,000 (2)	Navient Corp., 5.000%, 03/15/2027	3,753,294	0.1
6,488,000 (1)	New York Life Global Funding, 4.550%, 01/28/2033	6,427,308	0.1
10,867,000	Northern Trust Corp., 6.125%, 11/02/2032	11,592,409	0.2
4,918,000 (1)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	4,236,282	0.1
3,376,000	Old Republic International Corp., 3.850%, 06/11/2051	2,537,694	0.0
1,215,000	OneMain Finance Corp., 4.000%, 09/15/2030	912,344	0.0
7,000,000	ORIX Corp., 3.250%, 12/04/2024	6,770,368	0.1
2,613,000	Owl Rock Capital Corp., 2.875%, 06/11/2028	2,121,375	0.0
3,592,000 (1)	OWL Rock Core Income Corp., 7.750%, 09/16/2027	3,545,527	0.1
10,014,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	8,326,391	0.1
2,118,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	1,457,521	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,580,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	$1,494,200	0.0
2,078,000 (2)(3)	PNC Financial Services Group, Inc./The, 6.000%, 12/31/2199	1,918,117	0.0
13,076,000 (3)	PNC Financial Services Group, Inc./The, 6.250%, 12/31/2199	12,193,370	0.2
1,754,000	Principal Financial Group, Inc., 5.375%, 03/15/2033	1,756,853	0.0
1,669,000	Principal Financial Group, Inc., 5.500%, 03/15/2053	1,599,791	0.0
1,800,000	Prologis L.P., 2.250%, 01/15/2032	1,482,427	0.0
1,763,000	Prologis L.P., 4.750%, 06/15/2033	1,753,292	0.0
1,471,000	Prologis L.P., 5.250%, 06/15/2053	1,475,490	0.0
1,747,000	Public Storage, 1.950%, 11/09/2028	1,535,682	0.0
726,000	Realty Income Corp., 3.950%, 08/15/2027	700,413	0.0
2,498,000	Realty Income Corp., 4.875%, 06/01/2026	2,487,298	0.0
1,250,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,235,864	0.0
3,171,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	2,514,978	0.0
5,055,000 (1)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.875%, 03/01/2031	4,196,332	0.1
1,792,000	Sabra Health Care L.P., 3.200%, 12/01/2031	1,316,308	0.0
3,082,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	2,714,307	0.0
972,000	Simon Property Group L.P., 1.750%, 02/01/2028	837,089	0.0
1,050,000	Simon Property Group L.P., 2.450%, 09/13/2029	901,818	0.0
1,384,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	1,220,389	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
890,000 (3)	Truist Financial Corp., 4.800%, 12/31/2199	$780,975	0.0
3,320,000 (3)	Truist Financial Corp., 5.100%, 12/31/2199	2,923,441	0.0
3,995,000 (3)	Truist Financial Corp., 5.122%, 01/26/2034	3,899,381	0.1
2,281,000	Truist Financial Corp., 5.516%, (US0003M + 0.650)%, 03/15/2028	2,068,622	0.0
3,180,000	UBS AG, 5.125%, 05/15/2024	3,097,877	0.0
3,853,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	3,386,991	0.1
1,375,000 (1)(3)	UBS Group AG, 1.494%, 08/10/2027	1,185,478	0.0
4,328,000 (1)(3)	UBS Group AG, 3.179%, 02/11/2043	3,089,154	0.0
1,999,000 (1)(3)	UBS Group AG, 4.751%, 05/12/2028	1,919,504	0.0
1,005,000	Ventas Realty L.P., 5.700%, 09/30/2043	975,523	0.0
2,994,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	2,818,417	0.0
3,932,000 (3)	Wells Fargo & Co., 2.188%, 04/30/2026	3,687,666	0.1
5,017,000 (3)	Wells Fargo & Co., 2.393%, 06/02/2028	4,520,957	0.1
13,580,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	12,913,238	0.2
1,564,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	1,167,954	0.0
2,000,000	XL Group Ltd., 5.250%, 12/15/2043	1,993,410	0.0
		680,520,150	8.9
	Industrial: 2.2%
2,571,000	Avnet, Inc., 5.500%, 06/01/2032	2,510,779	0.0
2,611,000	Avnet, Inc., 6.250%, 03/15/2028	2,659,797	0.0
4,500,000	Berry Global, Inc., 1.650%, 01/15/2027	3,943,928	0.1
3,395,000	Boeing Co/The, 3.250%, 02/01/2028	3,165,119	0.0
3,884,000	Boeing Co/The, 3.250%, 02/01/2035	3,175,484	0.0
1,177,000	Boeing Co/The, 3.625%, 02/01/2031	1,079,260	0.0
791,000	Boeing Co/The, 3.850%, 11/01/2048	592,565	0.0
3,324,000	Boeing Co/The, 4.875%, 05/01/2025	3,318,875	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
3,715,000	Boeing Co/The, 5.150%, 05/01/2030	$3,740,155	0.1
3,126,000	Boeing Co/The, 5.805%, 05/01/2050	3,151,181	0.0
4,195,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	3,888,947	0.1
1,834,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	1,561,340	0.0
1,840,000	Burlington Northern Santa Fe LLC, 4.050%, 06/15/2048	1,618,156	0.0
1,165,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	1,082,333	0.0
5,230,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	4,902,428	0.1
2,728,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	2,782,109	0.0
4,300,000 (1)	Cascades, Inc./ Cascades USA, Inc., 5.375%, 01/15/2028	4,088,526	0.1
1,112,000	CSX Corp., 4.500%, 11/15/2052	1,019,435	0.0
719,000	CSX Corp., 4.500%, 08/01/2054	643,385	0.0
2,626,000	CSX Corp., 4.650%, 03/01/2068	2,354,492	0.0
2,605,020	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 08/20/2035	2,200,105	0.0
2,396,000	John Deere Capital Corp., 3.350%, 04/18/2029	2,271,109	0.0
3,608,000	John Deere Capital Corp., 4.750%, 01/20/2028	3,685,919	0.1
2,390,000 (1)	Komatsu Finance America, Inc., 5.499%, 10/06/2027	2,466,295	0.0
3,142,000	Lockheed Martin Corp., 5.700%, 11/15/2054	3,584,616	0.0
1,470,000	Lockheed Martin Corp., 5.900%, 11/15/2063	1,726,127	0.0
12,925,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	12,230,492	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,224,000	Norfolk Southern Corp., 4.100%, 05/15/2121	$868,003	0.0
2,488,000	Northrop Grumman Corp., 4.950%, 03/15/2053	2,484,056	0.0
3,618,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	3,254,540	0.0
4,922,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	4,402,352	0.1
211,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	209,258	0.0
3,933,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	3,734,461	0.1
7,750,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	7,352,692	0.1
3,431,000	Raytheon Technologies Corp., 5.150%, 02/27/2033	3,572,630	0.0
3,630,000	Raytheon Technologies Corp., 5.375%, 02/27/2053	3,825,959	0.1
1,176,000 (1)	Regal Rexnord Corp., 6.300%, 02/15/2030	1,185,321	0.0
1,175,000 (1)	Regal Rexnord Corp., 6.400%, 04/15/2033	1,177,126	0.0
5,214,000	Republic Services, Inc., 5.000%, 04/01/2034	5,315,534	0.1
3,235,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	2,832,027	0.0
4,865,000 (1)	Sealed Air Corp., 5.000%, 04/15/2029	4,633,912	0.1
4,575,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	4,007,243	0.1
4,058,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	3,823,448	0.1
4,197,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	3,685,718	0.1
4,925,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	4,290,315	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
3,965,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	$3,752,734	0.1
3,534,000	Trane Technologies Financing Ltd., 5.250%, 03/03/2033	3,655,620	0.1
5,745,000 (1)	TTX Co., 3.600%, 01/15/2025	5,595,846	0.1
502,000 (1)	TTX Co., 4.200%, 07/01/2046	439,860	0.0
846,000 (1)	TTX Co., 5.650%, 12/01/2052	923,165	0.0
6,080,000	Union Pacific Corp., 3.500%, 02/14/2053	4,824,227	0.1
1,956,000	Union Pacific Corp., 5.150%, 01/20/2063	1,975,880	0.0
1,322,000	Waste Connections, Inc., 2.600%, 02/01/2030	1,165,608	0.0
1,992,000	Waste Management, Inc., 4.625%, 02/15/2030	1,993,930	0.0
1,530,000	Waste Management, Inc., 4.625%, 02/15/2033	1,534,528	0.0
		165,958,950	2.2
	Technology: 1.4%
6,740,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	6,479,213	0.1
7,089,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	6,611,596	0.1
933,000	Apple, Inc., 1.650%, 02/08/2031	781,148	0.0
1,937,000	Apple, Inc., 2.850%, 08/05/2061	1,337,909	0.0
1,040,000	Apple, Inc., 3.450%, 02/09/2045	893,581	0.0
1,147,000	Apple, Inc., 4.100%, 08/08/2062	1,024,971	0.0
7,491,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	6,819,107	0.1
2,143,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,200,484	0.0
5,131,000 (2)	HP, Inc., 2.650%, 06/17/2031	4,188,509	0.1
1,915,000	Intel Corp., 3.100%, 02/15/2060	1,263,424	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
3,537,000	Intel Corp., 5.125%, 02/10/2030	$3,603,456	0.1
4,595,000	Intel Corp., 5.900%, 02/10/2063	4,735,040	0.1
2,322,000	International Business Machines Corp., 3.500%, 05/15/2029	2,182,367	0.0
2,819,000	KLA Corp., 5.250%, 07/15/2062	2,857,848	0.0
5,963,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	5,185,641	0.1
2,946,000 (2)	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	2,469,978	0.0
2,266,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	1,734,499	0.0
7,542,000	Microsoft Corp., 2.921%, 03/17/2052	5,741,136	0.1
4,533,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	4,547,676	0.1
1,628,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	1,089,920	0.0
1,900,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	1,709,714	0.0
4,775,000 (1)	Open Text Holdings, Inc., 4.125%, 12/01/2031	3,944,078	0.1
6,520,000	Oracle Corp., 2.300%, 03/25/2028	5,837,292	0.1
1,194,000	Oracle Corp., 3.600%, 04/01/2050	848,119	0.0
2,948,000	Oracle Corp., 3.650%, 03/25/2041	2,277,074	0.0
4,921,000	Oracle Corp., 3.800%, 11/15/2037	4,091,559	0.1
297,000	Oracle Corp., 3.850%, 07/15/2036	254,171	0.0
1,387,000	Oracle Corp., 3.950%, 03/25/2051	1,045,746	0.0
744,000	Oracle Corp., 4.900%, 02/06/2033	729,032	0.0
213,000	Oracle Corp., 5.550%, 02/06/2053	203,053	0.0
2,979,000	Oracle Corp., 6.150%, 11/09/2029	3,174,424	0.0
2,022,000	Oracle Corp., 6.900%, 11/09/2052	2,269,233	0.0
4,392,000	QUALCOMM, Inc., 6.000%, 05/20/2053	4,995,863	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,799,900 (1)	Seagate HDD Cayman, 9.625%, 12/01/2032	$3,140,640	0.0
2,305,000	Texas Instruments, Inc., 3.650%, 08/16/2032	2,190,767	0.0
910,000	Texas Instruments, Inc., 4.100%, 08/16/2052	842,117	0.0
3,354,000	Texas Instruments, Inc., 4.900%, 03/14/2033	3,491,402	0.1
3,003,000	Texas Instruments, Inc., 5.000%, 03/14/2053	3,171,723	0.0
2,496,000	VMware, Inc., 1.400%, 08/15/2026	2,208,964	0.0
		112,172,474	1.4
	Utilities: 4.8%
3,671,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	3,544,179	0.1
2,870,000	AES Corp./The, 1.375%, 01/15/2026	2,584,544	0.0
2,714,000 (1)	AES Corp./The, 3.950%, 07/15/2030	2,436,249	0.0
2,273,000	Alabama Power Co., 3.450%, 10/01/2049	1,709,082	0.0
10,755,000 (1)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	10,719,584	0.2
1,956,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	1,363,562	0.0
3,377,000 (3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	2,707,209	0.0
2,378,000	American Electric Power Co., Inc., 5.625%, 03/01/2033	2,461,824	0.0
2,784,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	2,346,410	0.0
4,130,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,930,659	0.1
1,793,000	Appalachian Power Co., 4.500%, 03/01/2049	1,550,934	0.0
9,776,000	Avangrid, Inc., 3.200%, 04/15/2025	9,363,627	0.1
2,544,000	Avangrid, Inc., 3.800%, 06/01/2029	2,391,087	0.0
3,010,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	2,541,803	0.0
2,237,000	Black Hills Corp., 3.050%, 10/15/2029	1,954,478	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,720,000	Black Hills Corp., 4.250%, 11/30/2023	$1,707,970	0.0
1,893,000	Black Hills Corp., 4.350%, 05/01/2033	1,741,159	0.0
1,258,000	CenterPoint Energy Houston Electric LLC, 4.950%, 04/01/2033	1,285,410	0.0
2,166,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,035,964	0.0
1,593,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	1,197,761	0.0
7,338,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	6,358,230	0.1
4,244,000	Connecticut Light and Power Co/The, 5.250%, 01/15/2053	4,391,779	0.1
731,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	742,731	0.0
3,004,000	Constellation Energy Generation LLC, 5.600%, 03/01/2028	3,094,243	0.1
731,000 (3)	Dominion Energy, Inc., 4.350%, 12/31/2199	608,376	0.0
4,603,000	Dominion Energy, Inc., 5.375%, 11/15/2032	4,721,813	0.1
1,617,000	DTE Electric Co., 5.200%, 04/01/2033	1,670,601	0.0
1,081,000	DTE Electric Co., 5.400%, 04/01/2053	1,134,788	0.0
1,295,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	1,112,017	0.0
1,542,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	1,236,644	0.0
587,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	477,461	0.0
2,357,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	2,020,415	0.0
70,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	62,230	0.0
3,797,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	3,957,454	0.1
735,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	707,144	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
4,024,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	$3,380,465	0.1
2,285,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	2,546,820	0.0
1,834,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	1,215,459	0.0
1,273,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	933,516	0.0
1,998,000	Duke Energy Indiana LLC, 5.400%, 04/01/2053	2,037,830	0.0
1,662,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	1,389,883	0.0
2,488,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	1,911,590	0.0
1,258,000	Duke Energy Ohio, Inc., 5.250%, 04/01/2033	1,295,307	0.0
1,058,000	Duke Energy Ohio, Inc., 5.650%, 04/01/2053	1,110,883	0.0
3,413,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	2,669,278	0.0
1,725,000	Duke Energy Progress LLC, 4.000%, 04/01/2052	1,439,479	0.0
3,699,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	3,200,547	0.1
104,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	89,933	0.0
2,505,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	2,157,674	0.0
1,257,000	Duke Energy Progress LLC, 5.250%, 03/15/2033	1,307,360	0.0
3,110,000	Duke Energy Progress LLC, 5.350%, 03/15/2053	3,215,708	0.1
1,645,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	1,334,245	0.0
861,000 (1)	Enel Finance America LLC, 7.100%, 10/14/2027	926,062	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,801,000 (1)	Enel Finance International NV, 7.500%, 10/14/2032	$3,123,887	0.1
2,487,000 (1)	Enel Finance International NV, 7.750%, 10/14/2052	2,916,440	0.0
2,695,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	1,749,071	0.0
706,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	521,875	0.0
2,090,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	1,794,040	0.0
1,432,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	1,472,001	0.0
4,202,000	Entergy Corp., 0.900%, 09/15/2025	3,786,197	0.1
2,722,000	Entergy Corp., 2.400%, 06/15/2031	2,256,684	0.0
1,286,000	Entergy Corp., 2.800%, 06/15/2030	1,113,915	0.0
3,667,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	3,164,985	0.1
2,172,000	Entergy Texas, Inc., 4.000%, 03/30/2029	2,106,642	0.0
1,643,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	1,194,752	0.0
3,888,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	4,087,066	0.1
2,216,000	Evergy Metro, Inc., 2.250%, 06/01/2030	1,879,853	0.0
2,943,000	Eversource Energy, 0.800%, 08/15/2025	2,678,072	0.0
2,750,000	Eversource Energy, 1.400%, 08/15/2026	2,465,612	0.0
4,991,000	Eversource Energy, 2.900%, 03/01/2027	4,660,303	0.1
3,026,000	Eversource Energy, 5.450%, 03/01/2028	3,137,981	0.1
5,337,000	Exelon Corp., 5.150%, 03/15/2028	5,434,632	0.1
2,164,000	Exelon Corp., 5.600%, 03/15/2053	2,207,229	0.0
1,725,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	1,620,285	0.0
3,055,000	Georgia Power Co., 2.200%, 09/15/2024	2,934,379	0.1
2,124,000	Georgia Power Co., 5.750%, 04/15/2023	2,124,097	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,773,000	Idaho Power Co., 5.500%, 03/15/2053	$2,886,677	0.0
898,000	Inkia Energy Ltd., 5.875%, 11/09/2027	828,982	0.0
4,400,000	Interstate Power and Light Co., 3.250%, 12/01/2024	4,276,872	0.1
2,383,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	2,195,573	0.0
1,087,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	910,266	0.0
3,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,142,272	0.1
1,461,000	Kentucky Utilities Co., 5.450%, 04/15/2033	1,520,360	0.0
1,461,000	Louisville Gas and Electric Co., 5.450%, 04/15/2033	1,519,283	0.0
4,552,000	Mississippi Power Co., 4.250%, 03/15/2042	3,889,375	0.1
271,000	Mississippi Power Co., 4.750%, 10/15/2041	234,948	0.0
2,460,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	2,336,971	0.0
2,983,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	2,734,840	0.0
4,763,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	4,141,191	0.1
3,798,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	3,249,847	0.1
3,701,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	3,523,976	0.1
2,880,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	2,789,827	0.0
2,571,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	2,740,500	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
4,273,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	$3,866,617	0.1
1,857,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	1,541,694	0.0
5,461,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	4,532,630	0.1
3,711,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	3,678,300	0.1
4,113,000	NextEra Energy Capital Holdings, Inc., 5.050%, 02/28/2033	4,127,336	0.1
5,032,000	NextEra Energy Capital Holdings, Inc., 5.250%, 02/28/2053	4,969,016	0.1
4,500,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	4,580,192	0.1
4,000,000	NiSource, Inc., 0.950%, 08/15/2025	3,641,593	0.1
1,998,000	NiSource, Inc., 5.250%, 03/30/2028	2,034,026	0.0
1,684,000	NSTAR Electric Co., 1.950%, 08/15/2031	1,373,422	0.0
2,418,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	1,865,476	0.0
1,518,000	Oklahoma Gas and Electric Co., 5.400%, 01/15/2033	1,566,852	0.0
2,827,000	ONE Gas, Inc., 1.100%, 03/11/2024	2,715,999	0.0
1,861,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	1,376,082	0.0
4,188,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	3,158,205	0.1
2,484,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	1,953,119	0.0
2,019,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	2,090,990	0.0
4,558,000	PacifiCorp, 5.350%, 12/01/2053	4,674,742	0.1
2,473,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	2,485,720	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
750,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	$745,885	0.0
2,675,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,667,711	0.0
4,500,000 (1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,487,738	0.1
2,382,000	PPL Electric Utilities Corp., 5.250%, 05/15/2053	2,469,463	0.0
2,166,000	Public Service Co. of Colorado, 5.250%, 04/01/2053	2,209,642	0.0
1,954,000	Public Service Co. of New Hampshire, 5.150%, 01/15/2053	1,984,651	0.0
939,000	Public Service Electric and Gas Co., 5.125%, 03/15/2053	963,478	0.0
2,889,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	2,646,657	0.0
1,749,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	1,400,489	0.0
6,396,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	5,299,288	0.1
3,312,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	3,445,014	0.1
6,575,000 (3)	Sempra Energy, 4.125%, 04/01/2052	5,316,020	0.1
4,593,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	3,901,555	0.1
813,000	Southern California Edison Co., 4.050%, 03/15/2042	675,920	0.0
4,457,000 (3)	Southern Co/The, 3.750%, 09/15/2051	3,749,852	0.1
4,975,000 (3)	Southern Co/The, 4.000%, 01/15/2051	4,576,688	0.1
3,430,000	Southern Co/The, 5.113%, 08/01/2027	3,440,162	0.1
4,444,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	4,044,058	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,958,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	$1,974,378	0.0
1,709,000	Tampa Electric Co., 4.350%, 05/15/2044	1,483,122	0.0
3,186,000	Tucson Electric Power Co., 1.500%, 08/01/2030	2,547,371	0.0
1,078,000	Union Electric Co., 5.450%, 03/15/2053	1,128,416	0.0
3,426,000	Virginia Electric and Power Co., 3.800%, 09/15/2047	2,744,066	0.0
2,672,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	2,731,729	0.0
5,000,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	4,433,927	0.1
4,673,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	4,055,281	0.1
2,748,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	2,395,866	0.0
927,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	927,963	0.0
1,297,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	1,320,658	0.0
1,500,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	1,309,875	0.0
3,590,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	2,919,992	0.1
		365,612,144	4.8
	Total Corporate Bonds/Notes (Cost $2,506,608,406)	2,317,332,482	30.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.1%
1,510,770	Alternative Loan Trust 2004-J7 MI, 4.821%, (US0001M + 1.020)%, 10/25/2034	1,495,990	0.0
423,151	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	303,283	0.0
512,476	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	437,055	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,158	Alternative Loan Trust 2005-J2 1A12, 5.245%, (US0001M + 0.400)%, 04/25/2035	$772,679	0.0
626,523	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	323,842	0.0
118,709	Alternative Loan Trust 2006-18CB A10, 5.245%, (US0001M + 0.400)%, 07/25/2036	50,708	0.0
716,680	Alternative Loan Trust 2006-19CB A28, 5.445%, (US0001M + 0.600)%, 08/25/2036	366,465	0.0
853,026	Alternative Loan Trust 2007-23CB A3, 5.345%, (US0001M + 0.500)%, 09/25/2037	380,773	0.0
1,933,929	Alternative Loan Trust 2007-2CB 2A1, 5.445%, (US0001M + 0.600)%, 03/25/2037	851,841	0.0
829,864	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	414,930	0.0
746,847	Alternative Loan Trust 2007-8CB A3, 5.345%, (US0001M + 0.500)%, 05/25/2037	355,878	0.0
1,356,107	American Home Mortgage Assets Trust 2007-4 A4, 5.425%, (US0001M + 0.290)%, 08/25/2037	1,173,004	0.0
726,832 (1)(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	671,471	0.0
535,129	Banc of America Funding 2007-2 1A16 Trust, 5.445%, (US0001M + 0.600)%, 03/25/2037	401,187	0.0
660,831 (4)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	63,966	0.0
2,733,268 (1)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 5.000%, (SOFR30A + 0.850)%, 12/25/2051	2,497,703	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
747,558 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.942%, 05/25/2035	$688,790	0.0
961,960 (3)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.015%, 09/25/2035	772,588	0.0
2,115,180	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 5.035%, (US0001M + 0.190)%, 01/25/2037	1,808,847	0.0
1,876,220 (1)	Bellemeade Re 2019-1A M2 Ltd., 7.545%, (US0001M + 2.700)%, 03/25/2029	1,881,502	0.0
13,147,000 (1)	Bellemeade RE 2021-3 A M1C Ltd., 6.110%, (SOFR30A + 1.550)%, 09/25/2031	12,707,443	0.2
1,000,000 (1)	Bellemeade Re 2022-1 M1C Ltd., 8.260%, (SOFR30A + 3.700)%, 01/26/2032	978,181	0.0
1,783,723 (1)(3)	Chase Mortgage Finance Corp. 2019-1 B2, 3.898%, 03/25/2050	1,524,325	0.0
2,084,955 (1)(3)	Chase Mortgage Finance Corp. 2019-1 B3, 3.898%, 03/25/2050	1,664,016	0.0
986,856 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.786%, 11/25/2034	879,920	0.0
456,000	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	245,000	0.0
794,521 (1)(3)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	713,841	0.0
112,101 (1)(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	106,527	0.0
260,533 (1)(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	235,689	0.0
2,763,522 (1)(3)	CIM Trust 2019-J2 B2, 3.772%, 10/25/2049	2,363,577	0.0
922,030 (1)(3)	CIM Trust 2019-J2 B3, 3.772%, 10/25/2049	773,910	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,600,000 (1)(3)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	$2,274,110	0.0
3,098,892 (1)(3)	CIM Trust 2020-J1 B3, 3.447%, 07/25/2050	2,497,483	0.0
733,502	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	644,535	0.0
642,623 (3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.099%, 11/25/2036	535,692	0.0
295,842 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.890%, 09/25/2037	253,213	0.0
775,982 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	736,519	0.0
1,335,721 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B2W, 2.769%, 07/25/2051	1,002,348	0.0
1,501,259 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B3W, 2.769%, 07/25/2051	1,042,330	0.0
4,578,457 (1)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.845%, (US0001M + 3.000)%, 01/25/2040	4,294,945	0.1
2,031,911 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.845%, (US0001M + 2.000)%, 01/25/2040	2,019,950	0.0
4,800,000 (1)	Connecticut Avenue Securities Trust 2021-R01 1B1, 7.660%, (SOFR30A + 3.100)%, 10/25/2041	4,536,572	0.1
2,000,000 (1)	Connecticut Avenue Securities Trust 2021-R03 1B1, 7.310%, (SOFR30A + 2.750)%, 12/25/2041	1,841,111	0.0
13,600,000 (1)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.710%, (SOFR30A + 3.150)%, 12/25/2041	12,647,608	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,440,000 (1)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.060%, (SOFR30A + 4.500)%, 01/25/2042	$4,234,627	0.1
3,250,000 (1)	Connecticut Avenue Securities Trust 2022-R08 1B1, 10.160%, (SOFR30A + 5.600)%, 07/25/2042	3,281,071	0.1
399,912	Countrywide Alternative Loan Trust 2005-53T2 2A6, 5.345%, (US0001M + 0.500)%, 11/25/2035	202,321	0.0
692,879 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	583,715	0.0
749,158 (1)(3)	CSMC Trust 2015-2 B3, 3.887%, 02/25/2045	701,603	0.0
53,659,448 (3)(4)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.779%, 04/25/2037	1,996,673	0.0
5,000,000 (1)	Eagle RE 2021-2 M1C Ltd., 8.010%, (SOFR30A + 3.450)%, 04/25/2034	5,063,508	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	799,219	0.0
2,191,569 (4)	Fannie Mae 2008-12 SC, 1.505%, (-1.000*US0001M + 6.350)%, 03/25/2038	192,574	0.0
8,191,568	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,193,774	0.1
402,875	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	373,667	0.0
5,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	5,722,773	0.1
1,292,989	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	1,221,265	0.0
1,686,366	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	1,642,853	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,233,060 (4)	Fannie Mae 2016-82 SD, 1.205%, (-1.000*US0001M + 6.050)%, 11/25/2046	$1,321,726	0.0
398,925	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	391,656	0.0
8,879,017 (4)	Fannie Mae 2018-86 US, 1.745%, (-1.000*US0001M + 6.590)%, 09/25/2040	1,056,658	0.0
1,749,575	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.845%, (US0001M + 4.000)%, 05/25/2025	1,808,751	0.0
207,917	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 11.795%, (US0001M + 6.950)%, 08/25/2028	220,067	0.0
127,600 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 7.145%, (US0001M + 2.300)%, 08/25/2031	127,610	0.0
2,500,000 (1)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 7.860%, (SOFR30A + 3.300)%, 11/25/2041	2,359,202	0.0
1,250,877 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 7.295%, (US0001M + 2.450)%, 07/25/2031	1,252,731	0.0
824,489 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 8.945%, (US0001M + 4.100)%, 07/25/2039	833,988	0.0
908,402 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.895%, (US0001M + 2.050)%, 01/25/2040	911,734	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	$503,077	0.0
3,458	Fannie Mae Grantor Trust 1998-T2 A6, 5.408%, (US0001M + 0.550)%, 01/25/2032	3,432	0.0
127,768 (4)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	16,994	0.0
455,384 (4)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	20,311	0.0
58,410	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	58,961	0.0
2,549 (4)	Fannie Mae REMIC Trust 1999-6 SE, 2.977%, (-1.000*US0001M + 7.685)%, 02/17/2029	11	0.0
3,406,754	Fannie Mae REMIC Trust 2002-W9 A4, 6.000%, 08/25/2042	3,481,127	0.1
634,802	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	651,707	0.0
248,889	Fannie Mae REMIC Trust 2003-45 FJ, 6.162%, (US0001M + 1.500)%, 06/25/2033	255,417	0.0
740,813 (4)	Fannie Mae REMIC Trust 2003-66 SA, 2.805%, (-1.000*US0001M + 7.650)%, 07/25/2033	91,982	0.0
164,696 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	30,730	0.0
357,162	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	358,997	0.0
605,490	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	618,049	0.0
12,511	Fannie Mae REMIC Trust 2004-56 FE, 5.295%, (US0001M + 0.450)%, 10/25/2033	12,444	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
282,084	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	$287,775	0.0
574,530	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	571,287	0.0
1,639,804	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	1,657,290	0.0
77,530	Fannie Mae REMIC Trust 2006-104 ES, 9.224%, (-5.000*US0001M + 33.450)%, 11/25/2036	106,946	0.0
1,227,599 (4)	Fannie Mae REMIC Trust 2006-12 SD, 1.905%, (-1.000*US0001M + 6.750)%, 10/25/2035	89,938	0.0
437,042 (4)	Fannie Mae REMIC Trust 2006-123 UI, 1.895%, (-1.000*US0001M + 6.740)%, 01/25/2037	46,345	0.0
62,805 (4)	Fannie Mae REMIC Trust 2006-72 HS, 1.855%, (-1.000*US0001M + 6.700)%, 08/25/2026	1,735	0.0
15,245	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	15,891	0.0
2,139,606 (4)	Fannie Mae REMIC Trust 2007-91 AS, 1.555%, (-1.000*US0001M + 6.400)%, 10/25/2037	220,421	0.0
996,246	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	984,162	0.0
4,750,201 (3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.536%, 02/25/2049	4,848,166	0.1
1,031,859 (4)	Fannie Mae REMIC Trust 2009-90 TS, 1.305%, (-1.000*US0001M + 6.150)%, 11/25/2039	100,795	0.0
145,963 (4)	Fannie Mae REMIC Trust 2010-118 GS, 1.105%, (-1.000*US0001M + 5.950)%, 10/25/2039	369	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,657,531 (4)	Fannie Mae REMIC Trust 2010-123 SL, 1.225%, (-1.000*US0001M + 6.070)%, 11/25/2040	$209,651	0.0
3,331,722 (4)	Fannie Mae REMIC Trust 2010-41 SB, 1.555%, (-1.000*US0001M + 6.400)%, 05/25/2040	294,372	0.0
836,670 (4)	Fannie Mae REMIC Trust 2010-43 VS, 1.605%, (-1.000*US0001M + 6.450)%, 05/25/2040	76,962	0.0
4,822,919	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	4,938,786	0.1
646,182 (4)	Fannie Mae REMIC Trust 2011-102 SA, 1.755%, (-1.000*US0001M + 6.600)%, 10/25/2041	73,577	0.0
2,045,987	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,045,326	0.0
1,742,004 (4)	Fannie Mae REMIC Trust 2011-93 GS, 1.705%, (-1.000*US0001M + 6.550)%, 04/25/2039	195,607	0.0
3,029,247 (4)	Fannie Mae REMIC Trust 2012-122 SB, 1.305%, (-1.000*US0001M + 6.150)%, 11/25/2042	362,506	0.0
1,467,744 (4)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	90,625	0.0
3,811,954 (4)	Fannie Mae REMIC Trust 2012-133 AS, 1.355%, (-1.000*US0001M + 6.200)%, 10/25/2042	406,681	0.0
548,162 (4)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	48,043	0.0
234,216 (4)	Fannie Mae REMIC Trust 2012-15 SP, 1.775%, (-1.000*US0001M + 6.620)%, 06/25/2040	1,059	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
761,926 (4)	Fannie Mae REMIC Trust 2012-24 HS, 1.705%, (-1.000*US0001M + 6.550)%, 09/25/2040	$20,271	0.0
504,605 (4)	Fannie Mae REMIC Trust 2012-30 QS, 1.755%, (-1.000*US0001M + 6.600)%, 04/25/2031	3,381	0.0
477,573 (4)	Fannie Mae REMIC Trust 2012-68 YS, 1.855%, (-1.000*US0001M + 6.700)%, 07/25/2042	49,903	0.0
1,068,892 (4)	Fannie Mae REMIC Trust 2013-26 JS, 1.355%, (-1.000*US0001M + 6.200)%, 10/25/2032	56,911	0.0
4,241,548 (4)	Fannie Mae REMIC Trust 2013-60 DS, 1.355%, (-1.000*US0001M + 6.200)%, 06/25/2033	328,290	0.0
4,119,975 (4)	Fannie Mae REMIC Trust 2013-9 SM, 1.405%, (-1.000*US0001M + 6.250)%, 02/25/2033	289,202	0.0
956,246 (4)	Fannie Mae REMIC Trust 2014-17 DS, 1.355%, (-1.000*US0001M + 6.200)%, 02/25/2043	26,052	0.0
955,044 (4)	Fannie Mae REMIC Trust 2014-28 BS, 1.355%, (-1.000*US0001M + 6.200)%, 08/25/2043	55,919	0.0
26,943,623 (4)	Fannie Mae REMIC Trust 2015-79 SA, 1.405%, (-1.000*US0001M + 6.250)%, 11/25/2045	2,790,365	0.1
10,946,984 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,252,705	0.0
17,446,956 (4)	Fannie Mae REMICS 16-60 SB, 1.255%, (-1.000*US0001M + 6.100)%, 09/25/2046	1,617,349	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
44,191 (4)	Fannie Mae REMICS 1997-18 SG, 3.391%, (-1.000*US0001M + 8.100)%, 03/17/2027	$1,035	0.0
3,945 (4)	Fannie Mae REMICS 1997-91 FC, 0.824%, (US0001M + (8.500))%, 11/25/2023	9	0.0
26 (4)	Fannie Mae REMICS 1999-57 SC, 5.041%, (-1.000*US0001M + 9.750)%, 11/17/2029	1	0.0
169,945 (4)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500)%, 12/25/2031	3,604	0.0
30,119 (4)	Fannie Mae REMICS 2001-8 SK, 3.989%, (-1.000*US0001M + 8.750)%, 03/18/2031	964	0.0
655,466 (4)	Fannie Mae REMICS 2003-49 SW, 2.155%, (-1.000*US0001M + 7.000)%, 01/25/2033	59,960	0.0
2,916,078 (4)	Fannie Mae REMICS 2004-54 SN, 2.205%, (-1.000*US0001M + 7.050)%, 07/25/2034	265,114	0.0
5,897,899 (4)	Fannie Mae REMICS 2005-75 ES, 1.205%, (-1.000*US0001M + 6.050)%, 09/25/2035	499,436	0.0
497,895 (4)	Fannie Mae REMICS 2005-75 SP, 1.905%, (-1.000*US0001M + 6.750)%, 08/25/2035	32,093	0.0
1,486,596 (4)	Fannie Mae REMICS 2006-56 SM, 1.905%, (-1.000*US0001M + 6.750)%, 07/25/2036	125,666	0.0
382,207 (4)	Fannie Mae REMICS 2007-21 SB, 1.555%, (-1.000*US0001M + 6.400)%, 03/25/2037	14,841	0.0
919,858 (4)	Fannie Mae REMICS 2007-52 NS, 1.605%, (-1.000*US0001M + 6.450)%, 06/25/2037	98,501	0.0
796,269 (4)	Fannie Mae REMICS 2007-85 SM, 1.615%, (-1.000*US0001M + 6.460)%, 09/25/2037	77,545	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
245,059	Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	$248,474	0.0
4,677,330 (4)	Fannie Mae REMICS 2009-66 SP, 1.255%, (-1.000*US0001M + 6.100)%, 09/25/2039	315,623	0.0
3,020,540 (4)	Fannie Mae REMICS 2010-1 S, 1.405%, (-1.000*US0001M + 6.250)%, 02/25/2040	305,254	0.0
4,773,984 (4)	Fannie Mae REMICS 2010-150 SJ, 1.635%, (-1.000*US0001M + 6.480)%, 01/25/2041	540,955	0.0
939,711 (4)	Fannie Mae REMICS 2010-35 CS, 1.605%, (-1.000*US0001M + 6.450)%, 04/25/2050	81,074	0.0
875,861	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	885,323	0.0
4,914,509	Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	4,765,603	0.1
2,906,519	Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	2,753,646	0.1
64,678	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	61,816	0.0
6,187,065	Fannie Mae REMICS 2011-136 PZ, 4.000%, 01/25/2042	6,045,995	0.1
6,018,467 (4)	Fannie Mae REMICS 2011-47 GS, 1.085%, (-1.000*US0001M + 5.930)%, 06/25/2041	447,005	0.0
1,836,262	Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	1,781,351	0.0
4,437,708	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	4,688,983	0.1
6,530,310	Fannie Mae REMICS 2011-87 GB, 4.500%, 09/25/2041	6,564,904	0.1
1,848,292 (4)	Fannie Mae REMICS 2012-111 SL, 1.255%, (-1.000*US0001M + 6.100)%, 05/25/2041	179,408	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,341,566	Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	$3,129,711	0.1
3,021,813 (4)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	124,104	0.0
10,088,842	Fannie Mae REMICS 2012-15 PZ, 4.000%, 03/25/2042	9,596,608	0.1
4,275,782	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	4,144,796	0.1
3,364,666	Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	3,293,643	0.1
931,029	Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	910,373	0.0
1,320,003	Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	1,262,849	0.0
3,492	Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	3,658	0.0
1,861,112	Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	1,769,940	0.0
8,396,000	Fannie Mae REMICS 2012-63 MW, 4.000%, 05/25/2034	8,126,824	0.1
500,000	Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	445,787	0.0
14,073,084	Fannie Mae REMICS 2012-94 LZ, 3.500%, 09/25/2042	13,325,759	0.2
2,424,709	Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,304,106	0.0
1,403,000	Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,378,760	0.0
160,809	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	156,951	0.0
3,996,321 (4)	Fannie Mae REMICS 2013-40 LS, 1.305%, (-1.000*US0001M + 6.150)%, 05/25/2043	451,609	0.0
4,946,444 (4)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	452,263	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,983,030	Fannie Mae REMICS 2013-70 JZ, 3.000%, 07/25/2043	$3,566,284	0.1
6,313,199 (4)	Fannie Mae REMICS 2014-15 SB, 1.805%, (-1.000*US0001M + 6.650)%, 04/25/2044	793,121	0.0
970,000	Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	868,467	0.0
6,519,864 (4)	Fannie Mae REMICS 2014-70 IO, 5.500%, 10/25/2044	1,151,766	0.0
25,613,762 (4)	Fannie Mae REMICS 2014-79 KS, 1.305%, (-1.000*US0001M + 6.150)%, 12/25/2044	3,098,091	0.1
18,355,614	Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	17,009,381	0.2
4,237,052 (4)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	737,375	0.0
2,000,000	Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	1,857,516	0.0
3,888,199	Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	3,771,107	0.1
1,769,278 (4)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	291,117	0.0
15,105,157 (4)	Fannie Mae REMICS 2015-86 BS, 0.855%, (-1.000*US0001M + 5.700)%, 11/25/2045	1,003,301	0.0
24,775,117 (4)	Fannie Mae REMICS 2015-88 IO, 6.500%, 12/25/2045	6,100,176	0.1
5,361,855 (4)	Fannie Mae REMICS 2015-97 BI, 5.500%, 01/25/2046	964,038	0.0
3,368,446 (4)	Fannie Mae REMICS 2016-104 BI, 6.000%, 01/25/2047	639,247	0.0
5,382,393 (4)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	845,499	0.0
22,395,498 (4)	Fannie Mae REMICS 2016-81 CS, 1.255%, (-1.000*US0001M + 6.100)%, 11/25/2046	1,738,323	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
366,792	Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	$340,436	0.0
18,614,459 (4)	Fannie Mae REMICS 2017-10 SA, 1.255%, (-1.000*US0001M + 6.100)%, 03/25/2047	1,682,213	0.0
4,948,813	Fannie Mae REMICS 2017-108 ZD, 3.000%, 01/25/2048	3,953,801	0.1
4,825,864	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	4,407,070	0.1
26,410,398 (4)	Fannie Mae REMICS 2018-15 SC, 1.455%, (-1.000*US0001M + 6.300)%, 03/25/2048	2,788,853	0.1
3,602,839	Fannie Mae REMICS 2018-26 A, 3.500%, 04/25/2048	3,383,906	0.1
1,137,512	Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	1,030,294	0.0
11,556,400	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	10,714,953	0.2
1,202,835	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	1,150,711	0.0
33,478,188 (4)	Fannie Mae REMICS 2018-82 SA, 1.355%, (-1.000*US0001M + 6.200)%, 11/25/2048	3,276,872	0.1
7,571,084 (4)	Fannie Mae REMICS 2018-86 AS, 1.355%, (-1.000*US0001M + 6.200)%, 12/25/2048	619,679	0.0
34,059,147 (4)	Fannie Mae REMICS 2018-86 SM, 1.355%, (-1.000*US0001M + 6.200)%, 12/25/2048	3,101,818	0.1
29,278,900 (4)	Fannie Mae REMICS 2018-91 SB, 1.255%, (-1.000*US0001M + 6.100)%, 12/25/2058	3,423,431	0.1
10,020,919 (4)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	2,610,748	0.0
9,296,601 (4)	Fannie Mae REMICS 2019-30 SB, 1.255%, (-1.000*US0001M + 6.100)%, 07/25/2049	908,233	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,670,948 (4)	Fannie Mae REMICS 2019-34 BS, 1.205%, (-1.000*US0001M + 6.050)%, 07/25/2049	$1,635,672	0.0
7,649,392 (4)	Fannie Mae REMICS 2019-39 SA, 1.255%, (-1.000*US0001M + 6.100)%, 08/25/2049	712,143	0.0
52,433,472 (4)	Fannie Mae REMICS 2019-41 S, 1.155%, (-1.000*US0001M + 6.000)%, 08/25/2059	4,929,575	0.1
5,322,845 (4)	Fannie Mae REMICS 2019-47 SB, 1.255%, (-1.000*US0001M + 6.100)%, 05/25/2040	485,262	0.0
22,395,951 (4)	Fannie Mae REMICS 2020-35 IO, 5.000%, 06/25/2050	3,602,483	0.1
23,101,773 (4)	Fannie Mae REMICS 2020-44 DI, 2.500%, 07/25/2050	3,027,390	0.1
10,769,238 (4)	Fannie Mae REMICS 2020-44 EI, 3.500%, 09/25/2042	1,709,637	0.0
50,382,739 (4)	Fannie Mae REMICS 2021-1 BI, 3.000%, 02/25/2049	7,813,788	0.1
168,745,485 (4)	Fannie Mae REMICS 2021-10 AI, 3.000%, 03/25/2041	18,722,700	0.3
30,022,848 (4)	Fannie Mae REMICS 2021-22 BI, 4.000%, 04/25/2051	5,900,522	0.1
40,172,793 (4)	Fannie Mae REMICS 2021-41 MI, 5.000%, 06/25/2048	7,460,445	0.1
39,490,298 (4)	Fannie Mae REMICS 2021-55 SA, 8.020%, (-1.000*SOFR30A + 3.150)%, 08/25/2061	983,332	0.0
85,682,764 (4)	Fannie Mae REMICS 2021-77 AI, 3.500%, 11/25/2051	16,803,487	0.2
27,966,917 (4)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	5,451,871	0.1
17,779,932 (4)	Fannie Mae REMICS 2021-81 LI, 2.500%, 11/25/2051	2,605,731	0.0
68,834,158 (4)	Fannie Mae REMICS 2021-93 AI, 3.000%, 01/25/2052	11,187,024	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,198,255	Fannie Mae REMICS 2022-5 CZ, 2.500%, 02/25/2052	$11,889,441	0.2
323	Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	322	0.0
1,806,947	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	1,715,469	0.0
16,635,066 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	1,511,818	0.0
980,467 (4)	Fannie Mae Series 2013-72 YS, 1.305%, (-1.000*US0001M + 6.150)%, 07/25/2033	71,099	0.0
8,882 (4)	FHLMC-GNMA 20 S, 4.055%, (-1.000*US0001M + 8.900)%, 10/25/2023	74	0.0
528,007	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	233,955	0.0
1,084,701 (1)(3)	First Republic Mortgage Trust 2020-1 B2, 2.884%, 04/25/2050	852,395	0.0
1,748,917 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.951%, 03/25/2048	1,543,718	0.0
2,280,588 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.951%, 03/25/2048	1,961,769	0.0
1,181,097 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.010%, 04/25/2048	1,043,343	0.0
769,146 (1)(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	712,002	0.0
898,838 (1)(3)	Flagstar Mortgage Trust 2018-4 B3, 4.205%, 07/25/2048	804,384	0.0
1,700,937 (1)(3)	Flagstar Mortgage Trust 2018-5 B3, 4.496%, 09/25/2048	1,502,451	0.0
2,827,842 (1)(3)	Flagstar Mortgage Trust 2018-6RR B3, 4.923%, 10/25/2048	2,569,996	0.0
1,374,344 (1)(3)	Flagstar Mortgage Trust 2019-2 B2, 4.030%, 12/25/2049	1,212,394	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,936,844 (1)(3)	Flagstar Mortgage Trust 2020-1NV B1A, 4.216%, 03/25/2050	$1,689,686	0.0
2,344,402 (1)(3)	Flagstar Mortgage Trust 2020-1NV B2A, 4.216%, 03/25/2050	2,030,639	0.0
1,451,314 (1)(3)	Flagstar Mortgage Trust 2021-6INV B1, 3.494%, 08/25/2051	1,201,336	0.0
10,221,249	Freddie Mac 326 350, 3.500%, 03/15/2044	9,619,724	0.1
5,603,566 (4)	Freddie Mac 3510 AS, 1.726%, (-1.000*US0001M + 6.410)%, 04/15/2037	594,537	0.0
3,800,968 (4)	Freddie Mac 4191 SA, 1.516%, (-1.000*US0001M + 6.200)%, 03/15/2043	332,304	0.0
4,861,552	Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,852,649	0.1
1,711,398	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,804,562	0.0
191,243	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	198,263	0.0
48,049	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	49,033	0.0
43,486	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	44,244	0.0
327,896	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	338,227	0.0
146,746	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	150,801	0.0
44,982 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	7,666	0.0
322,409	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	326,650	0.0
66,644	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	68,059	0.0
109,817	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	110,545	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
168,022	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	$170,459	0.0
3,535,309 (4)	Freddie Mac REMIC Trust 3045 DI, 2.046%, (-1.000*US0001M + 6.730)%, 10/15/2035	327,404	0.0
626,258	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	635,822	0.0
593,989 (4)	Freddie Mac REMIC Trust 3171 PS, 1.801%, (-1.000*US0001M + 6.485)%, 06/15/2036	42,657	0.0
3,679,710 (4)	Freddie Mac REMIC Trust 3199 S, 1.766%, (-1.000*US0001M + 6.450)%, 08/15/2036	385,193	0.0
293,440	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	296,675	0.0
92,800	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	96,374	0.0
156,397 (3)(4)	Freddie Mac REMIC Trust 3524 LA, 5.071%, 03/15/2033	150,985	0.0
11,412	Freddie Mac REMIC Trust 3556 NT, 7.784%, (US0001M + 3.100)%, 03/15/2038	11,654	0.0
3,342,267	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	3,438,076	0.1
292,820	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	307,159	0.0
218,154	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	226,737	0.0
701,799 (4)	Freddie Mac REMIC Trust 3856 KS, 1.866%, (-1.000*US0001M + 6.550)%, 05/15/2041	75,127	0.0
282,974 (4)	Freddie Mac REMIC Trust 3925 SD, 1.366%, (-1.000*US0001M + 6.050)%, 07/15/2040	8,987	0.0
1,154,738 (4)	Freddie Mac REMIC Trust 3925 SL, 1.366%, (-1.000*US0001M + 6.050)%, 01/15/2041	24,356	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
145,667	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	$144,290	0.0
730,378 (4)	Freddie Mac REMIC Trust 4088 CS, 1.316%, (-1.000*US0001M + 6.000)%, 08/15/2042	78,076	0.0
4,039,882 (4)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	346,080	0.0
1,964,454 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	318,652	0.0
2,708,941	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	2,549,378	0.0
1,038,878	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,041,508	0.0
836,749 (4)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	101,584	0.0
5,537,662	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,373,131	0.1
7,564,090	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,333,255	0.1
564,397	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	554,354	0.0
2,660,362 (4)	Freddie Mac REMIC Trust 4386 LS, 1.416%, (-1.000*US0001M + 6.100)%, 09/15/2044	281,472	0.0
22,850,958 (4)	Freddie Mac REMIC Trust 5103 HI, 4.000%, 05/25/2051	4,452,176	0.1
1,195 (4)	Freddie Mac REMICS 2074 S, 3.991%, (-1.000*US0001M + 8.700)%, 07/17/2028	7	0.0
4,874 (4)	Freddie Mac REMICS 2232 SA, 3.891%, (-1.000*US0001M + 8.600)%, 05/17/2030	90	0.0
4,501 (4)	Freddie Mac REMICS 2301 SP, 4.566%, (-1.000*US0001M + 9.250)%, 04/15/2031	120	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
313,730 (4)	Freddie Mac REMICS 2993 GS, 1.466%, (-1.000*US0001M + 6.150)%, 06/15/2025	$3,004	0.0
576,561 (4)	Freddie Mac REMICS 3006 SI, 2.056%, (-1.000*US0001M + 6.740)%, 07/15/2035	62,130	0.0
582,998 (4)	Freddie Mac REMICS 3006 YI, 2.056%, (-1.000*US0001M + 6.740)%, 07/15/2035	58,339	0.0
3,380,933 (4)	Freddie Mac REMICS 3213 JS, 2.516%, (-1.000*US0001M + 7.200)%, 09/15/2036	436,211	0.0
6,753,821 (4)	Freddie Mac REMICS 3346 SC, 1.866%, (-1.000*US0001M + 6.550)%, 10/15/2033	604,528	0.0
824,385 (4)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600)%, 10/15/2037	18,974	0.0
5,558,023 (4)	Freddie Mac REMICS 3629 CS, 1.666%, (-1.000*US0001M + 6.350)%, 01/15/2040	622,116	0.0
2,143,211	Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	2,046,950	0.0
1,571,507	Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	1,500,411	0.0
19,441,819	Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	19,474,668	0.3
4,129,548	Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	3,899,917	0.1
1,900,000	Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	1,908,068	0.0
825,269	Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	839,169	0.0
386,441	Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	395,770	0.0
2,650,000	Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,720,099	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,042,178	Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	$1,985,529	0.0
3,935,579	Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	3,797,048	0.1
7,663,086	Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	7,393,161	0.1
3,141,436	Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	3,049,907	0.1
1,372,824	Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	1,325,093	0.0
355,834	Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	364,036	0.0
4,061,025	Freddie Mac REMICS 3982 LZ, 4.000%, 01/15/2042	3,948,583	0.1
837,359	Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	821,250	0.0
2,740,391 (4)	Freddie Mac REMICS 4057 SN, 1.966%, (-1.000*US0001M + 6.650)%, 12/15/2041	217,880	0.0
2,633,279	Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	2,497,096	0.0
12,073,408	Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	11,539,170	0.2
1,480,856 (4)	Freddie Mac REMICS 4090 SN, 2.016%, (-1.000*US0001M + 6.700)%, 08/15/2032	120,955	0.0
596,743	Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	578,382	0.0
2,128,000	Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,026,763	0.0
2,080,000	Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	1,949,427	0.0
23,633,824 (4)	Freddie Mac REMICS 4301 SD, 1.416%, (-1.000*US0001M + 6.100)%, 07/15/2037	1,899,703	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,248,611	Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	$7,010,086	0.1
2,774,131	Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	2,683,368	0.1
9,180,191 (4)	Freddie Mac REMICS 4407 CS, 1.516%, (-1.000*US0001M + 6.200)%, 06/15/2044	784,076	0.0
13,562,171 (4)	Freddie Mac REMICS 4407 PS, 0.916%, (-1.000*US0001M + 5.600)%, 06/15/2044	876,811	0.0
6,370,228	Freddie Mac REMICS 4444 CZ, 3.000%, 02/15/2045	5,589,099	0.1
12,819,570 (4)	Freddie Mac REMICS 4461 AS, 0.916%, (-1.000*US0001M + 5.600)%, 04/15/2045	974,077	0.0
3,124,000	Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	2,988,144	0.1
75,144	Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	74,003	0.0
2,913,000	Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	2,547,497	0.0
8,068,266	Freddie Mac REMICS 4545 PL, 3.500%, 01/15/2046	7,359,701	0.1
11,862,527 (4)	Freddie Mac REMICS 4574 ST, 1.316%, (-1.000*US0001M + 6.000)%, 04/15/2046	1,411,001	0.0
62,214,491 (4)	Freddie Mac REMICS 4585 AS, 1.416%, (-1.000*US0001M + 6.100)%, 05/15/2046	5,882,281	0.1
4,203,783	Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	3,611,229	0.1
17,610,753 (4)	Freddie Mac REMICS 4611 BS, 1.416%, (-1.000*US0001M + 6.100)%, 06/15/2041	1,683,861	0.0
11,021,780	Freddie Mac REMICS 4664 KZ, 3.500%, 02/15/2047	10,299,674	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,719,254	Freddie Mac REMICS 4680 GZ, 3.500%, 03/15/2047	$5,270,078	0.1
6,279,866	Freddie Mac REMICS 4682 HZ, 3.500%, 04/15/2047	5,904,862	0.1
2,240,553	Freddie Mac REMICS 4700 KZ, 3.500%, 07/15/2047	2,038,803	0.0
4,086,012	Freddie Mac REMICS 4753 VZ, 3.000%, 12/15/2047	3,245,790	0.1
3,345,509	Freddie Mac REMICS 4755 Z, 3.000%, 02/15/2048	2,923,945	0.1
35,832,492	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	32,255,571	0.4
934,901	Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	923,886	0.0
15,694,212	Freddie Mac REMICS 4776 AZ, 4.000%, 07/15/2047	15,061,803	0.2
427,446	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	410,390	0.0
8,422,528	Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	8,534,401	0.1
2,177,139	Freddie Mac REMICS 4834 AZ, 3.500%, 10/15/2048	2,063,150	0.0
35,746,597 (4)	Freddie Mac REMICS 4879 DS, 1.416%, (-1.000*US0001M + 6.100)%, 08/15/2034	2,666,732	0.1
30,085,923 (4)	Freddie Mac REMICS 4892 SA, 1.366%, (-1.000*US0001M + 6.050)%, 07/15/2049	3,448,277	0.1
1,632,872	Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,300,776	0.0
8,151,067 (4)	Freddie Mac REMICS 4906 SQ, 1.205%, (-1.000*US0001M + 6.050)%, 09/25/2049	934,290	0.0
606,535	Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	462,736	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,204,555	Freddie Mac REMICS 4941 CZ, 3.000%, 11/25/2049	$1,901,998	0.0
3,017,409	Freddie Mac REMICS 4941 WZ, 3.000%, 11/25/2049	2,741,266	0.1
4,916,352	Freddie Mac REMICS 4950 KE, 2.500%, 12/25/2049	4,380,213	0.1
56,143,772 (4)	Freddie Mac REMICS 4998 AI, 3.500%, 12/25/2049	11,329,611	0.2
52,951,148 (4)	Freddie Mac REMICS 5014 HI, 4.000%, 09/25/2050	10,451,132	0.2
33,281,062 (4)	Freddie Mac REMICS 5019 HI, 3.500%, 10/25/2050	6,002,832	0.1
24,267,108 (4)	Freddie Mac REMICS 5045 BS, 1.640%, (-1.000*SOFR30A + 6.200)%, 11/25/2050	3,706,192	0.1
105,758,557 (4)	Freddie Mac REMICS 5051 BI, 3.000%, 11/25/2050	17,113,977	0.2
29,985,853 (4)	Freddie Mac REMICS 5072 NI, 3.000%, 01/25/2050	4,943,789	0.1
47,126,097 (4)	Freddie Mac REMICS 5082 IQ, 3.000%, 03/25/2051	7,715,848	0.1
24,331,249 (4)	Freddie Mac REMICS 5113 AI, 4.000%, 06/25/2041	3,886,289	0.1
72,350,184 (4)	Freddie Mac REMICS 5117 IO, 3.000%, 06/25/2051	10,403,132	0.2
29,030,456 (4)	Freddie Mac REMICS 5128 IC, 5.500%, 09/25/2041	5,801,789	0.1
1,553,544	Freddie Mac REMICS 5228 EC, 4.000%, 02/25/2050	1,461,478	0.0
12,028,876	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	11,639,193	0.2
3,793,974 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 6.695%, (US0001M + 1.850)%, 02/25/2050	3,772,440	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,573,151 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 6.745%, (US0001M + 1.900)%, 01/25/2050	$1,572,485	0.0
8,740,000 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 B1, 8.945%, (US0001M + 4.100)%, 03/25/2050	8,861,830	0.1
3,070,667 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.945%, (US0001M + 3.100)%, 03/25/2050	3,148,642	0.1
3,825,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.960%, (SOFR30A + 3.400)%, 10/25/2041	3,595,008	0.1
1,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA7 M2, 6.360%, (SOFR30A + 1.800)%, 11/25/2041	951,467	0.0
3,390,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.810%, (SOFR30A + 2.250)%, 08/25/2033	3,267,800	0.1
6,500,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 6.660%, (SOFR30A + 2.100)%, 09/25/2041	5,867,965	0.1
15,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 8.310%, (SOFR30A + 3.750)%, 12/25/2041	13,513,420	0.2
10,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 6.910%, (SOFR30A + 2.350)%, 12/25/2041	9,029,081	0.1
13,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, (SOFR30A + 3.400)%, 01/25/2042	12,298,285	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,200,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 6.410%, (SOFR30A + 1.850)%, 01/25/2042	$8,709,117	0.1
7,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 7.060%, (SOFR30A + 2.500)%, 01/25/2042	6,477,776	0.1
1,400,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 9.810%, (SOFR30A + 5.250)%, 05/25/2042	1,414,778	0.0
2,700,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 9.810%, (SOFR30A + 5.250)%, 03/25/2042	2,669,552	0.1
3,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA3 M2, 9.910%, (SOFR30A + 5.350)%, 08/25/2042	3,433,664	0.1
2,584,784	Freddie Mac Strips 277 30, 3.000%, 09/15/2042	2,360,644	0.0
5,463,769 (4)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	863,580	0.0
815,934 (3)(4)	Freddie Mac Strips 344 68, 3.000%, 02/15/2045	95,451	0.0
257,452 (3)(4)	Freddie Mac Strips 344 89, 4.500%, 02/15/2045	44,617	0.0
3,532,774 (4)	Freddie Mac Strips 344 C13, 4.500%, 02/15/2045	701,627	0.0
5,139,733 (4)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	943,743	0.0
2,524,668 (3)(4)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	403,376	0.0
3,085,231 (3)(4)	Freddie Mac Strips 344 C19, 3.500%, 02/15/2045	393,498	0.0
5,021,880 (4)	Freddie Mac Strips 344 C2, 4.000%, 02/15/2045	916,957	0.0
4,235,110 (4)	Freddie Mac Strips 344 C4, 4.000%, 02/15/2045	762,671	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,177,359 (4)	Freddie Mac Strips 344 C5, 3.500%, 02/15/2045	$1,178,226	0.0
7,343,371 (4)	Freddie Mac Strips 344 C6, 4.000%, 02/15/2045	1,342,149	0.0
4,046,023 (4)	Freddie Mac Strips 344 C7, 4.000%, 02/15/2045	745,748	0.0
3,676,747 (4)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	587,563	0.0
3,203,211 (4)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	522,244	0.0
8,642,883 (4)	Freddie Mac Strips 347 C14, 3.500%, 02/15/2044	1,470,608	0.0
5,151,572 (4)	Freddie Mac Strips 347 C22, 4.000%, 02/15/2044	932,042	0.0
5,638,185 (4)	Freddie Mac Strips 347 C23, 4.000%, 02/15/2044	1,025,223	0.0
5,291,126 (4)	Freddie Mac Strips 347 C24, 4.000%, 02/15/2044	948,175	0.0
4,750,487 (4)	Freddie Mac Strips 347 C25, 4.000%, 02/15/2044	844,436	0.0
6,556,273 (4)	Freddie Mac Strips 347 C26, 4.000%, 02/15/2044	1,217,514	0.0
6,088,967 (4)	Freddie Mac Strips 347 C28, 4.500%, 02/15/2044	1,227,364	0.0
9,720,242 (4)	Freddie Mac Strips 347 C5, 3.000%, 05/15/2043	1,490,423	0.0
21,062,123 (4)	Freddie Mac Strips 365 C23, 3.500%, 10/15/2047	3,680,454	0.1
27,141,137 (4)	Freddie Mac Strips Series 311 S1, 1.266%, (-1.000*US0001M + 5.950)%, 08/15/2043	3,058,771	0.1
6,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300)%, 08/25/2033	5,914,528	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 8.210%, (SOFR30A + 3.650)%, 11/25/2041	$4,706,395	0.1
2,300,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M2, 11.310%, (SOFR30A + 6.750)%, 06/25/2042	2,458,551	0.0
5,150,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M2, 10.560%, (SOFR30A + 6.000)%, 07/25/2042	5,244,738	0.1
880,959 (3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.412%, 07/25/2033	849,424	0.0
600,905 (1)(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	578,523	0.0
3,762,839 (1)(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.611%, 10/25/2058	3,463,911	0.1
1,157,786 (4)	Ginnie Mae 2005-37 SI, 1.389%, (-1.000*US0001M + 6.150)%, 05/20/2035	95,543	0.0
996,388 (4)	Ginnie Mae 2007-23 ST, 1.439%, (-1.000*US0001M + 6.200)%, 04/20/2037	83,179	0.0
1,229,130 (4)	Ginnie Mae 2007-40 SE, 1.989%, (-1.000*US0001M + 6.750)%, 07/20/2037	150,978	0.0
809,617 (4)	Ginnie Mae 2007-7 EI, 1.439%, (-1.000*US0001M + 6.200)%, 02/20/2037	81,838	0.0
2,868,719 (4)	Ginnie Mae 2010-11 SA, 1.692%, (-1.000*US0001M + 6.420)%, 01/16/2040	302,098	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,257,247 (4)	Ginnie Mae 2010-14 SB, 2.039%, (-1.000*US0001M + 6.800)%, 11/20/2035	$141,790	0.0
936,770 (4)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	127,395	0.0
7,574,975	Ginnie Mae 2013-170 ZD, 2.500%, 11/16/2043	6,712,058	0.1
399,943	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	353,690	0.0
4,436,242	Ginnie Mae 2018-1 LZ, 3.000%, 01/20/2048	3,808,440	0.1
16,284,718 (4)	Ginnie Mae 2018-167 CS, 1.339%, (-1.000*US0001M + 6.100)%, 12/20/2048	1,637,981	0.0
298,022 (4)	Ginnie Mae Series 2005-7 AH, 2.042%, (-1.000*US0001M + 6.770)%, 02/16/2035	26,203	0.0
5,904,762 (4)	Ginnie Mae Series 2007-17 IC, 1.522%, (-1.000*US0001M + 6.250)%, 04/16/2037	389,851	0.0
6,466,763 (4)	Ginnie Mae Series 2007-41 SL, 1.939%, (-1.000*US0001M + 6.700)%, 07/20/2037	685,838	0.0
745,271 (4)	Ginnie Mae Series 2008-2 SW, 1.789%, (-1.000*US0001M + 6.550)%, 01/20/2038	86,232	0.0
373,144 (4)	Ginnie Mae Series 2008-35 SN, 1.639%, (-1.000*US0001M + 6.400)%, 04/20/2038	32,570	0.0
208,089 (4)	Ginnie Mae Series 2008-40 PS, 1.772%, (-1.000*US0001M + 6.500)%, 05/16/2038	17,880	0.0
568,795 (4)	Ginnie Mae Series 2009-25 KS, 1.439%, (-1.000*US0001M + 6.200)%, 04/20/2039	61,441	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
420,275	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	$423,880	0.0
386,376	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	387,020	0.0
8,594,132	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	8,571,796	0.1
821,631	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	822,092	0.0
938,925	Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	905,875	0.0
2,257,858	Ginnie Mae Series 2010-108 WL, 4.000%, 04/16/2040	2,201,135	0.0
1,008,647 (4)	Ginnie Mae Series 2010-116 NS, 1.922%, (-1.000*US0001M + 6.650)%, 09/16/2040	84,190	0.0
3,247,785 (4)	Ginnie Mae Series 2010-116 SK, 1.859%, (-1.000*US0001M + 6.620)%, 08/20/2040	321,919	0.0
2,952,589 (4)	Ginnie Mae Series 2010-149 HS, 1.372%, (-1.000*US0001M + 6.100)%, 05/16/2040	65,690	0.0
340,084	Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	329,454	0.0
1,249,176 (4)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	200,564	0.0
749,963 (4)	Ginnie Mae Series 2010-68 MS, 1.089%, (-1.000*US0001M + 5.850)%, 06/20/2040	71,956	0.0
1,080,899	Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	1,066,200	0.0
1,781,931 (4)	Ginnie Mae Series 2011-72 SA, 0.622%, (-1.000*US0001M + 5.350)%, 05/16/2041	139,848	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
228,454 (4)	Ginnie Mae Series 2011-73 LS, 1.929%, (-1.000*US0001M + 6.690)%, 08/20/2039	$648	0.0
222,780 (4)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	19,162	0.0
2,608,751 (4)	Ginnie Mae Series 2013-111 SA, 1.939%, (-1.000*US0001M + 6.700)%, 07/20/2043	338,171	0.0
774,730	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	753,860	0.0
3,547,968 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	579,052	0.0
73,460	Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	66,484	0.0
302,659 (4)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	7,580	0.0
2,560,733 (4)	Ginnie Mae Series 2014-185 SB, 0.839%, (-1.000*US0001M + 5.600)%, 12/20/2044	203,545	0.0
1,728,706 (4)	Ginnie Mae Series 2014-3 QS, 1.389%, (-1.000*US0001M + 6.150)%, 03/20/2043	98,938	0.0
4,323,083 (4)	Ginnie Mae Series 2014-3 SU, 1.289%, (-1.000*US0001M + 6.050)%, 07/20/2039	431,434	0.0
2,467,668 (4)	Ginnie Mae Series 2014-56 SP, 1.472%, (-1.000*US0001M + 6.200)%, 12/16/2039	189,294	0.0
6,269,906 (4)	Ginnie Mae Series 2014-58 SG, 0.872%, (-1.000*US0001M + 5.600)%, 04/16/2044	399,340	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
16,853,723 (4)	Ginnie Mae Series 2015-110 MS, 0.949%, (-1.000*US0001M + 5.710)%, 08/20/2045	$1,484,338	0.0
1,415,751	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	1,374,939	0.0
15,046,990 (4)	Ginnie Mae Series 2016-160 GS, 1.339%, (-1.000*US0001M + 6.100)%, 11/20/2046	1,732,375	0.0
399,379	Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	370,627	0.0
32,441,290 (4)	Ginnie Mae Series 2016-6 SB, 0.889%, (-1.000*US0001M + 5.650)%, 01/20/2046	2,930,370	0.1
7,450,907 (4)	Ginnie Mae Series 2017-101 SA, 1.439%, (-1.000*US0001M + 6.200)%, 07/20/2047	882,673	0.0
15,929,676 (4)	Ginnie Mae Series 2017-163 SH, 1.439%, (-1.000*US0001M + 6.200)%, 11/20/2047	1,988,207	0.0
332,896	Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	284,751	0.0
1,218,377	Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	1,139,227	0.0
199,193	Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	178,191	0.0
1,674,049	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	1,597,644	0.0
199,223	Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	178,717	0.0
176,532	Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	145,894	0.0
532,322	Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	439,003	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,349,931	Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	$1,053,987	0.0
21,436,928 (4)	Ginnie Mae Series 2019-159 SM, 1.289%, (-1.000*US0001M + 6.050)%, 12/20/2049	2,698,470	0.1
1,081,376	Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	907,593	0.0
71,326	Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	60,048	0.0
798,785	Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	654,459	0.0
416,445	Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	347,328	0.0
299,424	Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	242,743	0.0
21,815,423 (4)	Ginnie Mae Series 2020-188 PI, 3.500%, 06/20/2050	3,630,955	0.1
20,896,460 (4)	Ginnie Mae Series 2020-32 SG, 1.339%, (-1.000*US0001M + 6.100)%, 03/20/2050	2,508,816	0.0
32,254,603 (4)	Ginnie Mae Series 2020-46 BS, 8.208%, (-1.000*US0001M + 3.350)%, 04/20/2050	633,659	0.0
16,690,164 (4)	Ginnie Mae Series 2020-77 JS, 1.339%, (-1.000*US0001M + 6.100)%, 10/20/2048	1,382,767	0.0
92,147,979 (4)	Ginnie Mae Series 2021-139 PI, 2.500%, 08/20/2051	12,528,080	0.2
411,428 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	388,635	0.0
2,850,994 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.393%, 11/25/2049	2,472,277	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,082,443 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.982%, 03/25/2050	$962,608	0.0
1,553,403 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B2A, 3.425%, 10/25/2050	1,268,220	0.0
948,374 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.425%, 10/25/2050	704,463	0.0
326,640 (1)(3)	GS Mortgage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	294,406	0.0
523,868 (1)(3)	GS Mortgage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	468,074	0.0
1,306,623 (1)(3)	GS Mortgage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	1,177,684	0.0
1,433,357 (1)(3)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.388%, 04/25/2052	916,562	0.0
116,400	GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	78,349	0.0
1,515,995	HarborView Mortgage Loan Trust 2007-5 A1A, 4.951%, (US0001M + 0.190)%, 09/19/2037	1,288,829	0.0
60,994	HomeBanc Mortgage Trust 2004-1 2A, 5.705%, (US0001M + 0.860)%, 08/25/2029	57,121	0.0
527,278	Impac CMB Trust Series 2005-1 M1, 5.535%, (US0001M + 0.690)%, 04/25/2035	478,311	0.0
2,000,000 (1)(3)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	1,402,858	0.0
1,600,557	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.265%, (US0001M + 0.420)%, 02/25/2046	1,114,726	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
59,636 (1)(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	$57,615	0.0
2,221,744 (1)(3)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.160%, 05/25/2052	1,417,763	0.0
307,652	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	117,894	0.0
1,836,742 (3)	JP Morgan Mortgage Trust 2005-A4 B1, 3.701%, 07/25/2035	1,625,052	0.0
973,794 (1)(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.448%, 01/25/2047	810,576	0.0
1,322,186 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.782%, 12/25/2048	1,117,244	0.0
1,903,484 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.613%, 06/25/2048	1,641,291	0.0
1,832,269 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.613%, 06/25/2048	1,553,381	0.0
2,421,333 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.613%, 06/25/2048	2,015,759	0.0
2,025,796 (1)(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.713%, 10/25/2048	1,760,204	0.0
2,740,980 (1)(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.223%, 02/25/2049	2,383,910	0.0
194,665 (1)(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	182,414	0.0
291,702 (1)(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	263,114	0.0
648,230 (1)(3)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	584,902	0.0
1,873,855 (1)(3)	JP Morgan Mortgage Trust 2019-9 B2A, 3.410%, 05/25/2050	1,538,598	0.0
1,704,197 (1)(3)	JP Morgan Mortgage Trust 2019-INV1 B3, 4.967%, 10/25/2049	1,551,031	0.0
37,519 (1)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	37,090	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
850,200 (1)(3)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	$758,803	0.0
295,763 (1)(3)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	264,394	0.0
310,631 (1)(3)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	278,228	0.0
747,457 (1)(3)	JP Morgan Mortgage Trust 2020-3 B2, 3.847%, 08/25/2050	641,237	0.0
2,023,326 (1)(3)	JP Morgan Mortgage Trust 2020-5 B3, 3.583%, 12/25/2050	1,627,116	0.0
936,905 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.501%, 03/25/2051	761,081	0.0
238,435 (1)(3)	JP Morgan Mortgage Trust 2020-INV1 A3, 3.500%, 08/25/2050	215,124	0.0
1,691,929,469 (1)(4)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	4,837,142	0.1
12,002,765 (4)	Lehman Mortgage Trust 2006-7 2A4, 1.705%, (-1.000*US0001M + 6.550)%, 11/25/2036	1,475,521	0.0
8,448,151 (4)	Lehman Mortgage Trust 2006-9 2A5, 1.775%, (-1.000*US0001M + 6.620)%, 01/25/2037	925,165	0.0
300,903 (1)(3)	MFA 2020-NQM3 A3 Trust, 1.632%, 01/26/2065	278,496	0.0
4,038,047	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	2,428,430	0.0
1,000,000 (1)(3)	Morgan Stanley Residential Mortgage Loan Trust 2020-1 A5A, 2.500%, 12/25/2050	690,924	0.0
10,200,000 (1)	Mortgage Insurance-Linked Notes 2021-3 M1B, 7.460%, (SOFR30A + 2.900)%, 02/25/2034	9,953,459	0.1
2,145,266 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,049,972	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
709,370 (1)(3)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	$660,317	0.0
1,000,000 (1)	Oaktown Re VI Ltd. 2021-1A M1C, 7.560%, (SOFR30A + 3.000)%, 10/25/2033	972,077	0.0
6,000,000 (1)	Oaktown Re VII Ltd. 2021-2 M1C, 7.910%, (SOFR30A + 3.350)%, 04/25/2034	5,820,176	0.1
112,060 (1)(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	108,215	0.0
326,953 (1)(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	306,481	0.0
73,655	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	61,800	0.0
1,198,784 (1)(3)	Provident Funding Mortgage Trust 2020-1 B3, 3.254%, 02/25/2050	935,384	0.0
10,000,000 (1)	Radnor RE 2021-1 M1C Ltd., 7.260%, (SOFR30A + 2.700)%, 12/27/2033	9,892,611	0.1
768,759 (1)(3)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	685,656	0.0
34,007,628 (3)	Seasoned Credit Risk Transfer Trust 2017-4 HT, 3.250%, 06/25/2057	31,338,519	0.4
229,508 (1)(3)	Seasoned Credit Risk Transfer Trust Series 2016-1 M2, 3.750%, 09/25/2055	207,076	0.0
8,159,741	Seasoned Credit Risk Transfer Trust Series 2018-2, 3.500%, 11/25/2057	7,648,459	0.1
3,131,374	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	2,804,506	0.1
3,414,492	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	3,046,468	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,940,076	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	$2,621,747	0.0
2,917,512	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	2,612,233	0.0
1,759,529	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	1,576,336	0.0
787,487	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	705,611	0.0
2,141,175	Seasoned Credit Risk Transfer Trust Series 2019-3 MA, 3.500%, 10/25/2058	2,049,659	0.0
556,733	Seasoned Credit Risk Transfer Trust Series 2019-4 M55D, 4.000%, 02/25/2059	533,724	0.0
32,340,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	28,717,309	0.4
970,769 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.767%, 05/25/2045	827,437	0.0
982,625 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.722%, 07/25/2045	708,654	0.0
679,344 (1)(3)	Sequoia Mortgage Trust 2017-5 B3, 3.781%, 08/25/2047	602,049	0.0
171,010 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	159,481	0.0
2,387,722 (1)(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.445%, 03/25/2048	2,183,870	0.0
610,603 (1)(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	544,606	0.0
131,828 (1)(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	129,777	0.0
1,884,951 (1)(3)	Sequoia Mortgage Trust 2020-2 B2, 3.640%, 03/25/2050	1,581,301	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,869,336 (1)(3)	Sequoia Mortgage Trust 2020-3 B2, 3.325%, 04/25/2050	$2,352,065	0.0
1,126,707 (1)(3)	Sequoia Mortgage Trust 2021-5 A19, 2.500%, 07/25/2051	891,949	0.0
959,160 (1)(3)	Sequoia Mortgage Trust 2021-5 B3, 3.050%, 07/25/2051	626,865	0.0
1,729,800 (1)(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.640%, 10/25/2047	1,567,322	0.0
1,000,000 (1)(3)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	703,692	0.0
2,230,197 (1)(3)	TIAA Bank Mortgage Loan Trust 2018-2 B2, 3.692%, 07/25/2048	1,964,479	0.0
380,332 (3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.160%, 10/20/2035	356,411	0.0
168,636 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.187%, 10/25/2036	148,326	0.0
2,152,827 (3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 3.470%, 06/25/2034	2,010,853	0.0
1,207,030	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 5.865%, (US0001M + 0.510)%, 08/25/2045	1,130,265	0.0
41,780,627 (3)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 4.250%, 08/25/2045	38,177	0.0
913,157	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.825%, (US0001M + 0.490)%, 10/25/2045	835,365	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
236,886 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.805%, 10/25/2036	$208,068	0.0
503,653 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.342%, 11/25/2036	419,370	0.0
600,286 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.404%, 12/25/2036	506,366	0.0
1,387,795 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.404%, 12/25/2036	1,308,675	0.0
819,292 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.680%, 08/25/2046	707,629	0.0
1,145,439 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.489%, 12/25/2036	998,091	0.0
319,339 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.462%, 03/25/2037	246,848	0.0
1,000,540	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 5.745%, (US0001M + 0.900)%, 11/25/2035	854,535	0.0
896,649	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	744,574	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
587,800	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	$532,970	0.0
249,236	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	234,699	0.0
3,079,628	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 4.098%, (12MTA + 0.960)%, 08/25/2046	1,866,228	0.0
482,334	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 5.305%, (US0001M + 0.460)%, 01/25/2047	419,399	0.0
999,251	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 5.485%, (US0001M + 0.640)%, 01/25/2047	878,293	0.0
410,904	Wells Fargo Alternative Loan 2007-PA2 2A1, 5.275%, (US0001M + 0.430)%, 06/25/2037	329,610	0.0
439,548	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	374,706	0.0
132,726 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.637%, 04/25/2036	123,016	0.0
1,907,562 (1)(3)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.515%, 09/25/2049	1,269,953	0.0
596,338 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B3, 3.756%, 08/20/2045	547,981	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
972,818 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	$872,267	0.0
	Federal Home Loan Mortgage Corporation: 0.2%
58,553,338 (4)	Freddie Mac REMICS 5072 QI, 3.500%, 10/25/2050	11,859,487	0.2
	Total Collateralized Mortgage Obligations (Cost $1,389,047,084)	1,234,485,297	16.1
U.S. TREASURY OBLIGATIONS: 14.7%
	U.S. Treasury Bonds: 0.3%
58,000	1.250%, 05/15/2050	33,753	0.0
2,699,000	1.375%, 11/15/2040	1,861,361	0.0
268,000	1.625%, 11/15/2050	172,023	0.0
9,469,100	2.875%, 05/15/2052	8,104,403	0.1
14,333,300	3.250%, 05/15/2042	13,232,547	0.2
		23,404,087	0.3
	U.S. Treasury Notes: 14.4%
100,000	0.125%, 10/15/2023	97,569	0.0
25,162,000	0.500%, 11/30/2023	24,471,816	0.3
132,000	0.625%, 05/15/2030	108,101	0.0
32,536,700	0.875%, 01/31/2024	31,509,763	0.4
8,184,600	1.250%, 11/30/2026	7,489,389	0.1
25,131,200	1.250%, 09/30/2028	22,182,702	0.3
3,309,100	1.500%, 01/31/2027	3,047,345	0.0
17,183,400	1.500%, 11/30/2028	15,332,493	0.2
50,000,000	2.750%, 05/15/2025	48,702,148	0.6
4,089,400	2.750%, 08/15/2032	3,849,467	0.1
47,978,800	3.500%, 02/15/2033	48,057,515	0.6
207,980,000	3.625%, 03/31/2028	208,337,466	2.7
123,054,000	3.875%, 03/31/2025	122,686,280	1.6
194,229,300	3.875%, 02/15/2043	196,004,676	2.6
41,567,000 (2)	4.000%, 02/29/2028	42,322,025	0.6
12,965,000	4.000%, 02/28/2030	13,309,383	0.2
96,795,200	4.000%, 11/15/2052	102,754,154	1.3
27,258,000 (2)	4.625%, 02/28/2025	27,525,256	0.4
181,883,000	4.625%, 03/15/2026	186,039,310	2.4
		1,103,826,858	14.4
	Total U.S. Treasury Obligations (Cost $1,120,493,136)	1,127,230,945	14.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.1%
	Federal Home Loan Mortgage Corporation: 1.9%(5)
225,949	2.500%, 05/01/2030	214,766	0.0
375,971	2.500%, 05/01/2030	357,372	0.0
520,709	2.500%, 06/01/2030	492,587	0.0
787,941	3.000%, 11/01/2042	728,316	0.0
754,904	3.000%, 02/01/2043	697,776	0.0
744,312	3.000%, 03/01/2045	687,341	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
983,819	3.000%, 03/01/2045	$909,340	0.0
2,378,263	3.000%, 04/01/2045	2,195,737	0.0
2,518,193	3.000%, 04/01/2045	2,325,971	0.0
1,117,203	3.000%, 10/01/2046	1,031,214	0.0
9,308,480	3.000%, 10/01/2046	8,547,276	0.1
4,471,565	3.000%, 03/01/2048	4,104,492	0.1
3,522,395	3.000%, 03/01/2048	3,234,503	0.1
10,998,436	3.000%, 08/01/2048	10,046,588	0.1
3,506,520	3.500%, 01/01/2045	3,328,949	0.1
1,212,989	3.500%, 03/01/2045	1,147,576	0.0
5,731,568	3.500%, 12/01/2046	5,424,231	0.1
9,763,175	3.500%, 12/01/2046	9,236,602	0.1
4,236,034	3.500%, 04/01/2047	4,020,348	0.1
2,963,578	3.500%, 07/01/2047	2,803,730	0.1
2,762,590	3.500%, 10/01/2047	2,614,288	0.1
10,804,197	3.500%, 01/01/2048	10,209,640	0.1
1,465,782	3.500%, 03/01/2048	1,381,118	0.0
26,569,020	3.500%, 03/01/2048	25,169,209	0.3
17,604,939	3.500%, 11/01/2048	16,660,703	0.2
2,605	3.552%, (US0012M + 1.773)%, 05/01/2037	2,585	0.0
304,484	4.000%, 10/01/2041	298,597	0.0
591,436	4.000%, 12/01/2041	580,002	0.0
1,617,932	4.000%, 08/01/2044	1,580,618	0.0
414,400	4.000%, 07/01/2045	405,008	0.0
999,785	4.000%, 09/01/2045	976,729	0.0
1,273,178	4.000%, 09/01/2045	1,243,816	0.0
751,246	4.000%, 09/01/2045	733,919	0.0
9,523,264	4.000%, 11/01/2045	9,303,634	0.1
1,041,479	4.000%, 05/01/2046	1,017,352	0.0
696,968	4.000%, 05/01/2047	682,549	0.0
3,513,826	4.000%, 11/01/2047	3,398,918	0.1
251,937	4.000%, 03/01/2048	245,660	0.0
4,152,284	4.000%, 06/01/2048	4,087,375	0.1
147,536	4.500%, 08/01/2041	146,855	0.0
423,219	4.500%, 09/01/2041	426,485	0.0
392,857	4.500%, 10/01/2041	395,885	0.0
1,048,937	4.500%, 03/01/2044	1,050,546	0.0
1,813,710	4.500%, 02/01/2048	1,812,427	0.0
248,347	4.500%, 06/01/2048	248,123	0.0
39,555	5.000%, 01/01/2041	40,479	0.0
211,427	5.000%, 04/01/2041	216,629	0.0
13,696	5.500%, 07/01/2037	14,247	0.0
822,406	5.500%, 11/01/2038	855,508	0.0
909	6.000%, 12/01/2028	930	0.0
10,739	6.000%, 01/01/2029	10,983	0.0
473	6.500%, 01/01/2024	489	0.0
2,405	6.500%, 12/01/2031	2,499	0.0
234,464	6.500%, 09/01/2034	244,753	0.0
		147,593,273	1.9
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.4%(5)
16,754,306	3.000%, 12/01/2054	$15,034,794	0.2
2,461,391	3.500%, 01/01/2044	2,334,396	0.0
23,704	3.637%, (US0012M + 1.486)%, 07/01/2035	23,252	0.0
3,108,217	4.000%,12/01/2046	3,040,342	0.1
1,094,556	4.500%, 09/01/2047	1,128,156	0.0
8,523,205	5.000%, 08/01/2056	8,826,730	0.1
64,796	6.000%, 05/01/2038	66,174	0.0
		30,453,844	0.4
	Government National Mortgage Association: 3.5%
9,563,938	2.500%, 03/20/2051	8,429,743	0.1
5,614,790	2.500%, 04/20/2051	4,927,976	0.1
22,554,934	2.500%, 04/20/2051	19,967,048	0.3
7,755,417	2.500%, 05/20/2051	6,853,084	0.1
20,093,439	2.500%, 08/20/2051	17,709,850	0.2
8,708,357	2.500%, 09/20/2051	7,673,584	0.1
34,041,825	2.500%, 10/20/2051	30,003,537	0.4
15,039,759	2.500%, 11/20/2051	13,255,653	0.2
19,965,227	2.500%, 12/20/2051	17,591,750	0.2
26,214,815	2.500%, 04/20/2052	23,096,750	0.3
6,084,038	3.000%, 10/20/2049	5,577,431	0.1
3,380,175	3.000%, 11/20/2049	3,098,720	0.0
2,820,154	3.000%, 10/20/2051	2,580,149	0.0
4,683,768	3.000%, 10/20/2051	4,325,527	0.1
2,866,075	3.000%, 11/20/2051	2,646,855	0.0
623,656	3.500%, 07/20/2046	585,179	0.0
3,133,421	3.500%, 07/20/2046	2,878,779	0.0
998,324	3.500%, 10/20/2046	944,138	0.0
458,297	3.500%, 02/20/2047	435,690	0.0
385,679	3.500%, 03/20/2047	366,652	0.0
307,230	3.500%, 07/20/2047	292,513	0.0
576,855	3.500%, 08/20/2047	548,399	0.0
910,701	3.500%, 09/20/2047	861,269	0.0
6,407,136	3.500%, 12/20/2047	6,091,370	0.1
3,846,717	3.500%, 01/20/2048	3,657,126	0.1
5,854,466	3.500%, 02/20/2048	5,566,091	0.1
3,316,585	3.500%, 02/20/2048	3,153,214	0.0
573,187	3.500%, 03/20/2048	544,907	0.0
15,471,743	3.500%, 03/20/2048	14,708,590	0.2
117,384	4.000%, 11/20/2040	116,013	0.0
686,386	4.000%, 03/20/2046	671,569	0.0
8,485,775	4.000%, 09/20/2047	8,313,223	0.1
4,113,065	4.000%, 02/20/2050	4,008,454	0.1
24,844,000 (6)	4.000%, 04/15/2053	23,920,209	0.3
148,161	4.500%, 10/15/2039	149,628	0.0
108,075	4.500%, 11/15/2039	109,245	0.0
120,124	4.500%, 11/15/2039	121,424	0.0
38,658	4.500%, 12/15/2039	39,041	0.0
7,003,129	4.500%, 08/20/2040	7,098,291	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
8,184,840	4.500%, 09/20/2040	$8,295,308	0.1
5,383,159	4.500%, 06/20/2041	5,456,347	0.1
34,795	4.500%, 08/20/2041	35,268	0.0
649,478	4.500%, 09/15/2047	651,172	0.0
		267,356,766	3.5
	Uniform Mortgage-Backed Securities: 14.3%
19,474,982	2.000%, 12/01/2050	16,178,216	0.2
26,484,046	2.000%, 05/01/2051	21,978,064	0.3
35,189,265	2.000%, 05/01/2051	29,202,194	0.4
12,172,620	2.000%, 05/01/2051	10,203,490	0.1
997,345	2.000%, 07/01/2051	827,355	0.0
5,153,122	2.000%, 08/01/2051	4,277,754	0.1
10,803,684	2.000%, 08/01/2051	8,964,848	0.1
20,970,946	2.000%, 09/01/2051	17,398,068	0.2
9,868,481	2.000%, 10/01/2051	8,173,679	0.1
2,205,478	2.000%, 11/01/2051	1,831,231	0.0
983,444	2.000%, 11/01/2051	816,492	0.0
17,877,561	2.000%, 11/01/2051	14,907,197	0.2
9,226,220	2.000%, 12/01/2051	7,700,832	0.1
29,671,459	2.000%, 12/01/2051	24,606,192	0.3
5,105,249	2.000%, 01/01/2052	4,273,418	0.1
8,998,560	2.000%, 02/01/2052	7,519,354	0.1
14,706,946	2.000%, 02/01/2052	12,289,552	0.2
8,783,233	2.000%, 02/01/2052	7,332,360	0.1
25,285,457	2.000%, 02/01/2052	20,946,040	0.3
12,428,753	2.000%, 02/01/2052	10,385,701	0.1
12,354,989	2.000%, 02/01/2052	10,314,286	0.1
5,121,052	2.000%, 02/01/2052	4,256,550	0.1
4,607,634	2.000%, 02/01/2052	3,850,232	0.1
27,967,073	2.000%, 02/01/2052	23,245,950	0.3
5,539,963	2.000%, 03/01/2052	4,644,156	0.1
6,021,676	2.000%, 03/01/2052	4,996,709	0.1
4,926,384	2.000%, 03/01/2052	4,094,766	0.1
28,567,122	2.000%, 03/01/2052	23,664,293	0.3
6,663,595	2.000%, 04/01/2052	5,568,244	0.1
717,176	2.500%, 05/01/2030	678,892	0.0
1,430,211	2.500%, 06/01/2030	1,353,905	0.0
1,074,525	2.500%, 06/01/2030	1,017,231	0.0
624,495	2.500%, 07/01/2030	591,212	0.0
14,903	2.500%, 02/01/2050	12,921	0.0
23,904	2.500%, 04/01/2050	20,694	0.0
189,653	2.500%, 05/01/2050	164,136	0.0
69,490	2.500%, 05/01/2050	60,152	0.0
19,758	2.500%, 05/01/2050	17,101	0.0
36,521	2.500%, 05/01/2050	31,616	0.0
37,784	2.500%, 05/01/2050	32,707	0.0
16,438	2.500%, 06/01/2050	14,225	0.0
21,342,635	2.500%, 06/01/2050	18,679,450	0.3
1,779,417	2.500%, 06/01/2050	1,551,584	0.0
27,869,471	2.500%, 07/01/2050	24,143,420	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
245,535	2.500%, 07/01/2050	$212,349	0.0
3,533,517	2.500%, 07/01/2050	3,061,028	0.0
24,467,865	2.500%, 08/01/2050	21,414,565	0.3
2,004,152	2.500%, 08/01/2050	1,737,297	0.0
752,142	2.500%, 08/01/2050	652,431	0.0
2,254,530	2.500%, 08/01/2050	1,951,023	0.0
108,407	2.500%, 08/01/2050	93,714	0.0
28,133	2.500%, 09/01/2050	24,474	0.0
874,306	2.500%, 09/01/2050	756,676	0.0
1,007,254	2.500%, 09/01/2050	874,108	0.0
86,720	2.500%, 09/01/2050	75,059	0.0
218,359	2.500%, 09/01/2050	188,913	0.0
4,297,735	2.500%, 10/01/2050	3,719,515	0.1
4,597,967	2.500%, 10/01/2050	3,978,288	0.1
3,756,593	2.500%, 11/01/2050	3,293,951	0.1
88,096	2.500%, 01/01/2051	76,191	0.0
10,433,908	2.500%, 02/01/2051	9,005,488	0.1
24,348,756	2.500%, 04/01/2051	21,018,107	0.3
3,624,281	2.500%, 05/01/2051	3,149,985	0.0
40,135,649	2.500%, 06/01/2051	34,688,675	0.5
4,452,509	2.500%, 09/01/2051	3,847,199	0.1
20,138,796	2.500%, 11/01/2051	17,426,016	0.2
2,728,932	2.500%, 12/01/2051	2,377,640	0.0
17,576,317	2.500%, 12/01/2051	15,340,781	0.2
16,970,291	2.500%, 01/01/2052	14,807,347	0.2
27,936,513	2.500%, 01/01/2052	24,271,083	0.3
12,156,634	2.500%, 02/01/2052	10,500,313	0.1
7,578,233	2.500%, 02/01/2052	6,573,127	0.1
6,845,758	2.500%, 02/01/2052	5,936,465	0.1
4,320,659	2.500%, 02/01/2052	3,770,312	0.1
4,557,938	2.500%, 02/01/2052	3,970,310	0.1
6,998,614	2.500%, 03/01/2052	6,089,859	0.1
31,610,416	2.500%, 03/01/2052	27,502,129	0.4
10,463,640	2.500%, 03/01/2052	9,085,517	0.1
19,037,573	2.500%, 04/01/2052	16,530,159	0.2
983,953	3.000%, 08/01/2030	943,563	0.0
505,774	3.000%, 09/01/2030	484,979	0.0
741,000 (6)	3.000%, 04/15/2038	702,503	0.0
1,747,279	3.000%, 04/01/2043	1,613,257	0.0
1,584,688	3.000%, 07/01/2043	1,463,125	0.0
519,025	3.000%, 08/01/2043	479,219	0.0
330,416	3.000%, 09/01/2043	305,091	0.0
5,442,976	3.000%, 04/01/2045	5,023,194	0.1
1,031,208	3.000%, 08/01/2046	947,440	0.0
2,343,230	3.000%, 08/01/2046	2,152,887	0.0
722,555	3.000%, 11/01/2046	664,288	0.0
1,655,826	3.000%, 12/01/2046	1,522,250	0.0
6,590,583	3.000%, 12/01/2046	6,052,492	0.1
12,325,597	3.000%, 01/01/2047	11,308,434	0.2
2,992,554	3.000%, 02/01/2047	2,740,649	0.0
3,547,150	3.000%, 03/01/2047	3,248,565	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,943,982	3.000%, 07/01/2047	$2,699,356	0.0
22,487,645	3.000%, 10/01/2050	20,316,263	0.3
2,180,495	3.000%, 03/01/2051	1,966,527	0.0
46,434,902	3.000%, 01/01/2052	41,933,828	0.6
5,713,287	3.000%, 01/01/2052	5,196,625	0.1
6,180,220	3.000%, 02/01/2052	5,605,235	0.1
4,772,575	3.000%, 02/01/2052	4,328,077	0.1
4,020,809	3.000%, 02/01/2052	3,651,959	0.1
6,319,931	3.000%, 02/01/2052	5,747,551	0.1
5,843,353	3.000%, 02/01/2052	5,284,853	0.1
12,448,723	3.000%, 02/01/2052	11,278,421	0.2
11,025,093	3.000%, 03/01/2052	9,998,247	0.1
17,696,113	3.000%, 03/01/2052	15,978,824	0.2
21,718,261	3.000%, 05/01/2052	19,610,535	0.3
47,607,332	3.000%, 05/01/2052	42,942,210	0.6
14,889,102	3.500%, 06/01/2034	14,440,033	0.2
2,009,115	3.500%, 10/01/2042	1,918,458	0.0
924,214	3.500%, 04/01/2043	882,257	0.0
2,630,575	3.500%, 08/01/2043	2,511,289	0.0
1,618,637	3.500%, 03/01/2044	1,538,799	0.0
190,161	3.500%, 01/01/2046	179,773	0.0
142,139	3.500%, 02/01/2046	134,372	0.0
284,531	3.500%, 02/01/2046	268,989	0.0
12,012,259	3.500%, 08/01/2046	11,355,979	0.2
783,318	3.500%, 08/01/2047	740,157	0.0
1,044,985	3.500%, 09/01/2047	984,428	0.0
13,836,780	3.500%, 11/01/2047	13,095,749	0.2
403,958	3.500%, 12/01/2047	382,009	0.0
928,396	3.500%, 02/01/2048	874,453	0.0
849,038	3.500%, 05/01/2048	800,262	0.0
8,202,279	3.500%, 07/01/2048	7,754,109	0.1
1,991,938	3.500%, 10/01/2049	1,888,452	0.0
2,664,417	3.500%, 02/01/2052	2,495,073	0.0
107,927	4.000%, 03/01/2042	105,728	0.0
885,417	4.000%, 07/01/2042	867,366	0.0
114,487	4.000%, 07/01/2042	112,154	0.0
309,357	4.000%, 07/01/2042	302,497	0.0
446,014	4.000%, 09/01/2043	439,154	0.0
8,958,020	4.000%, 01/01/2045	8,928,872	0.1
1,071,991	4.000%, 01/01/2045	1,046,145	0.0
975,909	4.000%, 03/01/2045	952,389	0.0
3,191,801	4.000%, 05/01/2045	3,115,863	0.0
930,697	4.000%, 06/01/2045	908,265	0.0
926,856	4.000%, 11/01/2045	911,199	0.0
2,701,866	4.000%, 02/01/2046	2,637,661	0.0
4,629,999	4.000%, 07/01/2047	4,511,701	0.1
1,201,779	4.000%, 08/01/2047	1,169,707	0.0
412,696	4.000%, 08/01/2047	401,768	0.0
491,039	4.000%, 03/01/2048	477,985	0.0
98,763	4.000%, 03/01/2048	96,015	0.0
3,279,138	4.000%, 09/01/2048	3,211,069	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
8,723,655	4.000%, 04/01/2049	$8,480,902	0.1
9,621,968	4.000%, 05/01/2052	9,248,710	0.1
6,427,985	4.000%, 06/01/2052	6,213,196	0.1
28,082,044	4.000%, 08/01/2052	26,889,739	0.4
3,546,188	4.000%, 11/01/2052	3,447,554	0.1
18,947,000 (6)	4.000%, 04/15/2053	18,122,582	0.2
1,037,441	4.250%, 11/01/2043	1,026,301	0.0
1,401,214	4.500%, 11/01/2040	1,410,484	0.0
88,503	4.500%, 11/01/2040	89,089	0.0
232,850	4.500%, 11/01/2040	234,391	0.0
2,105	4.500%, 12/01/2040	2,119	0.0
3,994	4.500%, 12/01/2040	4,020	0.0
2,452	4.500%, 01/01/2041	2,468	0.0
4,348	4.500%, 01/01/2041	4,377	0.0
178,594	4.500%, 10/01/2041	179,778	0.0
255,270	4.500%, 10/01/2044	253,054	0.0
397,259	4.500%, 12/01/2045	397,043	0.0
938,304	4.500%, 04/01/2047	936,982	0.0
2,333,587	4.500%, 04/01/2047	2,333,259	0.0
1,800,382	4.500%, 04/01/2047	1,796,174	0.0
272,557	4.500%, 04/01/2047	271,299	0.0
1,091,519	4.500%, 05/01/2047	1,093,190	0.0
1,032,152	4.500%, 05/01/2047	1,033,732	0.0
968,371	4.500%, 05/01/2047	960,706	0.0
947,106	4.500%, 05/01/2047	947,530	0.0
785,004	4.500%, 05/01/2047	784,893	0.0
396,120	4.500%, 06/01/2047	395,561	0.0
836,066	4.500%, 06/01/2047	835,948	0.0
604,584	4.500%, 06/01/2047	603,732	0.0
1,810,457	4.500%, 07/01/2047	1,807,906	0.0
103,433	4.500%, 08/01/2047	102,842	0.0
8,451,754	4.500%, 08/01/2052	8,345,767	0.1
24,309,182	4.500%, 10/01/2052	23,839,138	0.3
1,473,715	5.000%, 05/01/2042	1,506,392	0.0
69,551	5.500%, 03/01/2037	71,454	0.0
79,475	5.500%, 06/01/2039	82,584	0.0
667,182	5.500%, 10/01/2039	693,307	0.0
37,758	6.000%, 09/01/2036	38,578	0.0
153	6.500%, 02/01/2028	158	0.0
448	6.500%, 09/01/2031	476	0.0
119	6.500%, 09/01/2031	123	0.0
12,447	6.500%, 11/01/2031	13,027	0.0
4,888	6.500%, 04/01/2032	5,073	0.0
1,091	6.500%, 08/01/2032	1,132	0.0
3,527	6.500%, 08/01/2032	3,641	0.0
4,202	7.000%, 12/01/2027	4,213	0.0
734	7.000%, 10/01/2031	737	0.0
525	7.000%, 03/01/2032	528	0.0
590	7.500%, 09/01/2030	618	0.0
1,690	7.500%, 09/01/2031	1,756	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
11,403	7.500%, 02/01/2032	$11,826	0.0
		1,093,977,278	14.3
	Total U.S. Government Agency Obligations (Cost $1,639,167,877)	1,539,381,161	20.1
ASSET-BACKED SECURITIES: 11.5%
	Automobile Asset-Backed Securities: 0.2%
5,050,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	4,889,729	0.1
550,000	Drive Auto Receivables Trust 2021-2 D, 1.390%, 03/15/2029	512,383	0.0
3,250,000 (1)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	3,062,459	0.0
4,550,000	Santander Drive Auto Receivables Trust 2020-2 D, 2.220%, 09/15/2026	4,449,985	0.0
6,050,000 (1)	Westlake Automobile Receivables Trust 2021-2A C, 0.890%, 07/15/2026	5,746,456	0.1
		18,661,012	0.2
	Home Equity Asset-Backed Securities: 0.1%
2,843,189 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,223,692	0.0
4,715,535	Freddie Mac Structured Pass Through Certificates T-31 A7, 5.095%, (US0001M + 0.250)%, 05/25/2031	4,676,145	0.1
2,722,613 (3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	1,080,721	0.0
137,778 (3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.488%, 12/25/2036	103,689	0.0
483,507	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 5.165%, (US0001M + 0.160)%, 02/25/2037	433,001	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
584,305	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 5.305%, (US0001M + 0.230)%, 02/25/2037	$514,609	0.0
1,049,273 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	1,032,242	0.0
		10,064,099	0.1
	Other Asset-Backed Securities: 10.1%
6,800,000 (1)	AB BSL CLO 4 Ltd. 2023-4A A, 6.508%, (TSFR3M + 2.000)%, 04/20/2036	6,804,502	0.1
9,500,000 (1)	AGL CLO 5 Ltd. 2020-5A A1R, 5.968%, (US0003M + 1.160)%, 07/20/2034	9,313,211	0.1
6,750,000 (1)	AIG CLO 2021-1A C, 6.565%, (US0003M + 1.750)%, 04/22/2034	6,410,677	0.1
3,000,000 (1)	Aimco CLO 11 Ltd. 2020-11A AR, 5.922%, (US0003M + 1.130)%, 10/17/2034	2,927,184	0.0
1,037,856 (1)(3)(4)(7)	American Homes 4 Rent 2015-SFR1 XS, 3.230%, 04/17/2052	—	—
1,850,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 6.742%, (US0003M + 1.950)%, 04/14/2029	1,811,986	0.0
10,000,000 (1)	Apidos CLO XXXV 2021-35A C, 6.458%, (US0003M + 1.650)%, 04/20/2034	9,388,620	0.1
4,405,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	4,319,310	0.1
2,029,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	1,903,982	0.0
719,634 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	681,021	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,003,682 (1)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	$1,870,824	0.0
7,117,500 (1)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	6,267,090	0.1
3,890,000 (1)	Babson CLO Ltd. 2017-1A A2, 6.145%, (US0003M + 1.350)%, 07/18/2029	3,820,307	0.1
6,361,000 (1)	Babson CLO Ltd. 2018-3A A2, 6.108%, (US0003M + 1.300)%, 07/20/2029	6,298,987	0.1
7,400,000 (1)	Ballyrock CLO 2023-23A A1 Ltd., 6.971%, (TSFR3M + 1.980)%, 04/25/2036	7,353,313	0.1
3,750,000 (1)	Barings Clo Ltd. 2019-4A C, 7.592%, (US0003M + 2.800)%, 01/15/2033	3,669,664	0.0
24,000,000 (1)	Barings Clo Ltd. 2023-IA A, 6.855%, (TSFR3M + 1.750)%, 04/20/2036	23,886,816	0.3
7,469,675 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	6,526,899	0.1
6,500,000 (1)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 6.958%, (US0003M + 2.150)%, 01/20/2032	6,210,704	0.1
13,900,000 (1)	Benefit Street Partners CLO Ltd. 2021-23A A1, 5.898%, (US0003M + 1.080)%, 04/25/2034	13,520,405	0.2
4,600,000 (1)	Benefit Street Partners CLO Ltd. 2021-23A C, 7.018%, (US0003M + 2.200)%, 04/25/2034	4,380,033	0.1
450,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 6.008%, (US0003M + 1.200)%, 01/20/2031	433,768	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,000,000 (1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 5.958%, (US0003M + 1.150)%, 04/20/2031	$4,845,200	0.1
7,550,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A1R, 5.962%, (US0003M + 1.170)%, 10/15/2034	7,356,712	0.1
2,000,000 (1)	BlueMountain CLO 2014-2A A2R2 Ltd., 6.208%, (US0003M + 1.400)%, 10/20/2030	1,976,246	0.0
5,350,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.792%, (US0003M + 2.000)%, 04/15/2034	4,998,789	0.1
11,880,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A A1, 5.948%, (US0003M + 1.150)%, 04/19/2034	11,599,893	0.2
6,435,000 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	5,885,933	0.1
7,570,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 5.978%, (US0003M + 1.170)%, 07/20/2034	7,380,250	0.1
4,400,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 6.808%, (US0003M + 2.000)%, 07/20/2034	4,082,883	0.1
6,600,000 (1)	California Street CLO IX L.P. 2012-9A CR3, 7.292%, (US0003M + 2.500)%, 07/16/2032	6,338,508	0.1
5,000,000 (1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 5.948%, (US0003M + 1.140)%, 04/20/2034	4,882,995	0.1
3,250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 5.922%, (US0003M + 1.130)%, 04/17/2031	3,138,964	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
8,900,000 (1)	CARLYLE US CLO 2021-1A A1 Ltd., 5.932%, (US0003M + 1.140)%, 04/15/2034	$8,731,478	0.1
10,000,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 6.815%, (US0003M + 2.000)%, 07/23/2034	9,320,970	0.1
21,700,000 (1)	Cedar Funding IV CLO Ltd.2014-4A ARR, 5.975%, (US0003M + 1.160)%, 07/23/2034	21,062,150	0.3
12,400,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1R, 5.942%, (US0003M + 1.150)%, 10/17/2034	12,100,565	0.2
11,200,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 6.242%, (US0003M + 1.450)%, 10/17/2034	10,841,712	0.1
37,149	Chase Funding Trust Series 2003-5 2A2, 5.445%, (US0001M + 0.600)%, 07/25/2033	35,130	0.0
3,000,000 (1)	CIFC Funding 2019-6A A2 Ltd., 6.542%, (US0003M + 1.750)%, 01/16/2033	2,985,852	0.0
1,600,000 (1)	CIFC Funding Ltd. 2022-1A A, 5.978%, (TSFR3M + 1.320)%, 04/17/2035	1,570,208	0.0
2,484,025 (1)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	2,192,810	0.0
7,861,667 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	6,839,232	0.1
9,520,213 (1)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	8,320,052	0.1
4,583,750 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,338,448	0.1
2,364,250 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,254,588	0.0
15,602,500 (1)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	12,644,753	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,537,375 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	$2,413,568	0.0
10,864,000 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	9,695,370	0.1
11,593,500 (1)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	9,648,719	0.1
5,616,000 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	5,298,057	0.1
5,381,875 (1)	Driven Brands Funding LLC 2021-1A A2, 2.791%, 10/20/2051	4,420,798	0.1
2,238,375 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,151,945	0.0
6,400,000 (1)	Dryden 49 Senior Loan Fund 2017-49A CR, 6.845%, (US0003M + 2.050)%, 07/18/2030	6,077,984	0.1
11,400,000 (1)	Dryden 75 CLO Ltd. 2019-75A CR2, 6.592%, (US0003M + 1.800)%, 04/15/2034	10,498,636	0.1
8,000,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 6.058%, (US0003M + 1.250)%, 01/20/2030	7,715,072	0.1
4,196,100 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,112,234	0.1
9,400,000 (1)	Galaxy XXII CLO Ltd. 2016-22A ARR, 5.992%, (US0003M + 1.200)%, 04/16/2034	9,179,448	0.1
4,738,125 (1)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	4,500,461	0.1
3,308,540 (1)	Helios Issuer LLC 2021-A A4, 1.800%, 02/20/2048	2,760,311	0.0
4,203,820 (1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	3,844,004	0.1
564,535 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	544,495	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
539,354 (1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	$513,825	0.0
1,353,341 (1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	1,299,154	0.0
3,366,582 (1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	3,078,650	0.0
2,419,770 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	2,140,868	0.0
6,000,000 (1)	Kayne CLO 6 Ltd. 2019-6A A2, 6.658%, (US0003M + 1.850)%, 01/20/2033	5,853,318	0.1
7,130,000 (1)	KAYNE CLO I Ltd. 2018-1A CR, 6.542%, (US0003M + 1.750)%, 07/15/2031	6,762,983	0.1
6,000,000 (1)	LCM 26A A2 Ltd., 6.058%, (US0003M + 1.250)%, 01/20/2031	5,797,584	0.1
5,000,000 (1)	LCM XVIII L.P. 18A A2R, 6.028%, (US0003M + 1.220)%, 04/20/2031	4,825,095	0.1
11,900,000 (1)	LCM XXIV Ltd. 24A CR, 6.708%, (US0003M + 1.900)%, 03/20/2030	11,103,628	0.1
8,500,121 (1)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	6,696,582	0.1
6,150,000 (1)	Madison Park Funding XLVIII Ltd. 2021-48A C, 6.798%, (US0003M + 2.000)%, 04/19/2033	5,891,577	0.1
6,250,000 (1)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 6.192%, (US0003M + 1.400)%, 10/15/2032	6,100,444	0.1
1,400,000 (1)	Madison Park Funding XXVII Ltd. 2018-27A B, 6.608%, (US0003M + 1.800)%, 04/20/2030	1,326,209	0.0
752,162 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	749,708	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,100,000 (1)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	$1,036,919	0.0
3,200,000 (1)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	2,920,939	0.0
2,482,000 (1)(3)	Mill City Mortgage Trust 2015-2 B2, 3.690%, 09/25/2057	2,218,236	0.0
699,101 (1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	645,170	0.0
3,555,288 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	3,247,322	0.0
2,529,602 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,370,510	0.0
4,270,091 (1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	3,984,794	0.1
622,445 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	572,126	0.0
3,029,614 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	2,700,029	0.0
3,950,652 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	3,413,932	0.0
7,870,734 (1)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	6,680,349	0.1
3,441,574 (1)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	2,789,578	0.0
1,511,065 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,405,067	0.0
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 47 Ltd. 2022-47A A, 5.932%, (TSFR3M + 1.300)%, 04/14/2035	1,963,396	0.0
5,750,000 (1)	Oak Hill Credit Partners 2021-8A C, 6.695%, (US0003M + 1.900)%, 01/18/2034	5,416,908	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,500,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 6.842%, (US0003M + 2.050)%, 07/15/2029	$3,337,341	0.0
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 6.148%, (US0003M + 1.350)%, 07/19/2030	3,929,106	0.1
6,000,000 (1)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 6.619%, (US0003M + 1.750)%, 02/14/2031	5,637,108	0.1
7,830,000 (1)	OHA Credit Funding 2019-3A AR Ltd., 5.948%, (US0003M + 1.140)%, 07/02/2035	7,678,082	0.1
10,250,000 (1)	OHA Credit Funding 2020-6A AR Ltd., 5.948%, (US0003M + 1.140)%, 07/20/2034	10,053,979	0.1
6,650,000 (1)	OHA Credit Funding 4 Ltd. 2019-4A AR, 5.965%, (US0003M + 1.150)%, 10/22/2036	6,514,500	0.1
7,000,000 (1)	OHA Credit Funding 7 Ltd. 2020-7A AR, 5.933%, (TSFR3M + 1.300)%, 02/24/2037	6,862,163	0.1
6,700,000 (1)	OHA Credit Funding 9 Ltd. 2021-9A C, 6.698%, (US0003M + 1.900)%, 07/19/2035	6,377,362	0.1
10,700,000 (1)	OHA Credit Partners VII Ltd. 2012-7A CR3, 6.715%, (US0003M + 1.800)%, 02/20/2034	10,049,675	0.1
960,482 (1)	Pagaya AI Debt Selection Trust 2021-3 A, 1.150%, 05/15/2029	943,488	0.0
2,160,893 (1)	Pagaya AI Debt Selection Trust 2021-HG1 A, 1.220%, 01/16/2029	2,049,723	0.0
5,397,140 (1)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	5,215,655	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,800,000 (1)	Palmer Square CLO 2021-1A B Ltd., 6.508%, (US0003M + 1.700)%, 04/20/2034	$5,480,153	0.1
7,550,000 (1)	Palmer Square CLO 2021-3A A2 Ltd., 6.192%, (US0003M + 1.400)%, 01/15/2035	7,352,870	0.1
139,347 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.522%, 01/25/2036	136,120	0.0
4,885,875 (1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	4,597,980	0.1
9,150,000 (1)	Rockland Park CLO Ltd. 2021-1A C, 6.708%, (US0003M + 1.900)%, 04/20/2034	8,586,644	0.1
2,350,000 (1)	SoFi Consumer Loan Program 2021-1 C Trust, 1.610%, 09/25/2030	2,169,418	0.0
7,111,417 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	6,581,245	0.1
3,940,000 (1)	Sonic Capital LLC 2021-1A A2II, 2.636%, 08/20/2051	3,024,969	0.0
18,000,000 (1)	Sound Point Clo XVI Ltd. 2017-2A CR, 7.018%, (US0003M + 2.200)%, 07/25/2030	16,848,936	0.2
9,950,000 (1)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.118%, (US0003M + 2.300)%, 04/25/2034	9,230,127	0.1
7,473,719 (1)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	5,871,584	0.1
9,139,159 (1)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	7,166,760	0.1
4,500,349 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	4,341,359	0.1
4,291,241 (1)	Sunrun Jupiter Issuer 2022-1A A LLC, 4.750%, 07/30/2057	4,019,206	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,627,094 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	$3,274,715	0.0
8,450,000 (1)	Symphony CLO XXVI Ltd. 2021-26A CR, 6.808%, (US0003M + 2.000)%, 04/20/2033	7,806,972	0.1
5,888,625 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	5,687,170	0.1
13,035,000 (1)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	10,303,690	0.1
5,000,000 (1)	TCW CLO 2017-1A A2RR Ltd., 6.252%, (US0003M + 1.450)%, 10/29/2034	4,740,480	0.1
13,150,000 (1)	TCW CLO 2021-1A C Ltd., 6.708%, (US0003M + 1.900)%, 03/18/2034	12,197,072	0.2
10,400,000 (1)	TCW CLO 2023-1A A1N Ltd., 6.861%, (TSFR3M + 2.070)%, 04/28/2036	10,390,006	0.1
18,950,000 (1)	Texas Debt Capital CLO 2023-IA A Ltd., 6.308%, (TSFR3M + 1.800)%, 04/20/2036	18,905,619	0.2
6,026,000 (1)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	5,080,375	0.1
5,125,000 (1)	Textainer Marine Containers VII Ltd. 2021-1A A, 1.680%, 02/20/2046	4,393,919	0.1
1,400,000 (1)(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.532%, 11/25/2060	1,328,507	0.0
2,640,000 (1)(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.320%, 11/25/2057	2,543,745	0.0
4,346,000 (1)(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,149,361	0.1
3,200,000 (1)(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,014,455	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,200,000 (1)(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	$2,040,874	0.0
4,500,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	4,196,358	0.1
10,416,500 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	8,965,785	0.1
3,496,275 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,240,562	0.0
8,449,500 (1)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	6,842,804	0.1
10,000,000 (1)	Wind River 2021-1A C CLO Ltd., 6.758%, (US0003M + 1.950)%, 04/20/2034	9,040,830	0.1
15,612,250 (1)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	13,136,634	0.2
		775,225,112	10.1
	Student Loan Asset-Backed Securities: 1.1%
265,915 (1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	239,468	0.0
768,180 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	689,378	0.0
1,136,663 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	1,062,905	0.0
71,351 (1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	60,269	0.0
1,527,414 (1)	Commonbond Student Loan Trust 2018-CGS A2, 5.645%, (US0001M + 0.800)%, 02/25/2046	1,506,055	0.0
3,565,705 (1)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	3,063,285	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
1,827,321 (1)(3)	ELFI Graduate Loan Program 2021-A B LLC, 2.090%, 12/26/2046	$1,565,796	0.0
452,715 (1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	417,234	0.0
5,290,937 (1)	Laurel Road Prime Student Loan Trust 2020-A AFX, 1.400%, 11/25/2050	4,779,456	0.1
2,823,278 (1)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	2,574,520	0.0
3,347,342 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	2,995,455	0.0
1,850,000 (1)	Navient Private Education Refi Loan Trust 2021-F B, 2.120%, 02/18/2070	1,219,449	0.0
2,700,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,329,487	0.0
1,450,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,334,172	0.0
13,527,738 (1)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	12,102,997	0.2
3,000,000 (1)	SMB Private Education Loan Trust 2023-A A1A, 5.380%, 01/15/2053	2,999,016	0.1
3,000,000 (1)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,822,146	0.0
3,900,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,492,884	0.1
3,250,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,954,816	0.0
8,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,271,398	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
4,115,547 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	$3,974,358	0.1
5,800,000 (1)	SoFi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,467,786	0.1
1,922,042 (1)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	1,855,454	0.0
6,000,000 (1)	SoFi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	5,632,775	0.1
3,000,000 (1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,636,255	0.0
8,165,926 (1)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	7,430,672	0.1
		82,477,486	1.1
	Total Asset-Backed Securities (Cost $954,225,381)	886,427,709	11.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 6.0%
4,656,000 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	3,256,407	0.0
29,203,742 (3)(4)	BANK 2017-BNK4 XA, 1.341%, 05/15/2050	1,199,361	0.0
167,655,000 (3)(4)	BANK 2017-BNK8 XB, 0.184%, 11/15/2050	1,304,113	0.0
3,600,000 (1)	BANK 2017-BNK9 D, 2.800%, 11/15/2054	2,306,486	0.0
181,982,205 (3)(4)	BANK 2018-BNK14 XA, 0.495%, 09/15/2060	3,786,031	0.1
19,110,000 (1)(3)(4)	BANK 2018-BNK14 XD, 1.613%, 09/15/2060	1,351,973	0.0
23,750,049 (3)(4)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	967,299	0.0
99,223,037 (3)(4)	Bank 2019-BNK19 XA, 0.948%, 08/15/2061	4,563,277	0.1
1,000,000 (3)	BANK 2019-BNK24 C, 3.518%, 11/15/2062	766,647	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,140,685 (3)(4)	BANK 2020-BNK30 XA, 1.313%, 12/15/2053	$421,514	0.0
92,840,000 (1)(3)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	1,198,397	0.0
8,200,000 (1)	BBCMS Trust 2021-AGW E, 7.834%, (US0001M + 3.150)%, 06/15/2036	7,094,946	0.1
20,268,444 (3)(4)	BBCMS Trust 2021-C10 XA, 1.295%, 07/15/2054	1,445,170	0.0
10,908,182 (3)(4)	BBCMS Trust 2022-C17 XA, 1.152%, 09/15/2055	873,142	0.0
52,202,259 (3)(4)	Benchmark 2019-B12 XA Mortgage Trust, 1.032%, 08/15/2052	2,105,703	0.0
36,040,403 (3)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.030%, 03/15/2052	1,652,499	0.0
92,385,854 (3)(4)	Benchmark 2020-B17 XA Mortgage Trust, 1.416%, 03/15/2053	5,324,363	0.1
109,858,406 (3)(4)	Benchmark 2020-B19 XA Mortgage Trust, 1.770%, 09/15/2053	8,410,880	0.1
59,901,676 (3)(4)	Benchmark 2020-B20 XA Mortgage Trust, 1.616%, 10/15/2053	4,629,956	0.1
47,434,883 (3)(4)	Benchmark 2020-B21 xa Mortgage Trust, 1.451%, 12/17/2053	3,554,009	0.1
4,939,038 (3)(4)	Benchmark 2021-B28 XA Mortgage Trust, 1.281%, 08/15/2054	351,274	0.0
1,000,000 (1)	BLP Commercial Mortgage Trust 2023-IND D, 8.067%, (TSFR1M + 3.240)%, 03/15/2040	978,816	0.0
11,041,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	6,965,975	0.1
8,000,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.205%, 05/25/2052	5,425,900	0.1
5,414,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.515%, 05/25/2052	3,752,555	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,643,462 (1)	BX Commercial Mortgage Trust 2021-21M E, 6.855%, (US0001M + 2.171)%, 10/15/2036	$5,243,176	0.1
4,000,000 (1)	BX Commercial Mortgage Trust 2021-IRON E, 7.292%, (TSFR1M + 2.350)%, 02/15/2038	3,670,233	0.1
3,478,925 (1)	BX Commercial Mortgage Trust 2021-SOAR D, 6.085%, (US0001M + 1.400)%, 06/15/2038	3,271,054	0.0
750,108 (1)	BX Commercial Mortgage Trust 2021-VOLT D, 6.334%, (US0001M + 1.650)%, 09/15/2036	706,859	0.0
1,500,000 (1)	BX Commercial Mortgage Trust 2021-VOLT F, 7.084%, (US0001M + 2.400)%, 09/15/2036	1,384,709	0.0
3,800,000 (1)	BX Trust 2021-LBA EJV, 6.943%, (TSFR1M + 2.000)%, 02/15/2036	3,448,800	0.1
1,800,000 (1)	BX Trust 2021-LBA EV, 6.943%, (TSFR1M + 2.000)%, 02/15/2036	1,633,642	0.0
1,000,000 (1)	BX Trust 2021-SDMF E, 6.271%, (US0001M + 1.587)%, 09/15/2034	928,369	0.0
976,928 (1)	BX Trust 2022-FOX2 C, 6.137%, (TSFR1M + 1.309)%, 04/15/2039	908,397	0.0
1,180,000 (1)	BX Trust 2022-LBA6 C, 6.427%, (TSFR1M + 1.600)%, 01/15/2039	1,123,619	0.0
1,250,000 (1)	BX Trust 2022-LBA6 D, 6.827%, (TSFR1M + 2.000)%, 01/15/2039	1,166,281	0.0
10,000,000 (1)	Cascade Funding Mortgage Trust 2021-FRR1 AK99, 8.310%, 09/29/2029	5,838,122	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
72,136,487 (3)(4)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.014%, 11/15/2050	$2,594,771	0.0
20,827,465 (3)(4)	CD 2016-CD1 Mortgage Trust XA, 1.366%, 08/10/2049	675,138	0.0
45,113,000 (1)(3)(4)	CD 2016-CD1 Mortgage Trust XB, 0.694%, 08/10/2049	877,502	0.0
26,971,361 (3)(4)	CD 2017-CD4 Mortgage Trust XA, 1.226%, 05/10/2050	1,029,282	0.0
35,879,661 (3)(4)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.895%, 07/10/2049	1,616,748	0.0
69,572,574 (3)(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.027%, 10/12/2050	2,441,994	0.0
38,712,138 (3)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.871%, 09/15/2050	1,155,968	0.0
70,513,452 (3)(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.670%, 06/10/2051	2,064,644	0.0
7,062,741 (3)(4)	COMM 2012-CR4 XA, 1.188%, 10/15/2045	13,438	0.0
27,260,000 (1)(3)(4)	COMM 2012-CR4 XB, 0.401%, 10/15/2045	51,434	0.0
4,640,000 (1)(3)	COMM 2013-CR10 E Mortgage Trust, 4.867%, 08/10/2046	4,360,683	0.1
9,645,000 (1)(3)	COMM 2013-CR10 F Mortgage Trust, 4.867%, 08/10/2046	8,298,572	0.1
93,017,665 (1)(3)(4)	COMM 2015-PC1 XA, 0.409%, 07/10/2050	598,820	0.0
56,302,331 (3)(4)	COMM 2016-CR28 XA, 0.640%, 02/10/2049	849,560	0.0
33,066,943 (3)(4)	COMM 2017-COR2 XA, 1.155%, 09/10/2050	1,254,705	0.0
8,261,000 (1)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	7,142,895	0.1
4,340,000 (1)(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.176%, 11/15/2050	2,935,439	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,000,000 (1)	CSWF 2021-SOP2 E, 8.051%, (US0001M + 3.367)%, 06/15/2034	$7,002,898	0.1
612,792 (1)(7)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650)%, 07/10/2044	611,156	0.0
3,768,102 (1)	Extended Stay America Trust 2021-ESH E, 7.535%, (US0001M + 2.850)%, 07/15/2038	3,571,863	0.1
15,533,505	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	2,157,397	0.0
10,245,401 (1)(3)(4)	Freddie Mac Multifamily ML Certificates 2021-ML11 XUS, 0.769%, 03/25/2038	578,142	0.0
23,383,106 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.691%, 03/25/2030	2,179,903	0.0
68,507,996 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.582%, 04/25/2030	5,920,584	0.1
101,011,781 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.930%, 09/25/2030	5,445,813	0.1
40,967,036 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.773%, 12/25/2030	1,878,545	0.0
13,307,063 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.511%, 05/25/2035	1,570,907	0.0
75,520,138 (3)(4)	Freddie Mac Multifamily Structured Pass Through CertificatesK151 X1, 0.375%, 04/25/2030	1,530,959	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 2.838%, 02/27/2050	$4,694,935	0.1
5,000,000 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 C725, 0.330%, 02/27/2050	4,580,846	0.1
8,971,340 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 CK43, 0.730%, 02/27/2048	7,485,763	0.1
11,599,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.420%, 09/27/2051	8,359,852	0.1
8,825,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	7,405,914	0.1
10,728,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	8,932,067	0.1
8,727,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	7,238,853	0.1
7,409,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	4,321,038	0.1
8,821,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	7,396,826	0.1
8,724,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	6,811,289	0.1
12,584,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.050%, 11/29/2050	8,589,302	0.1
15,763,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.320%, 11/29/2050	10,456,331	0.1
18,282,000 (1)(3)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	13,376,140	0.2
12,445,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.200%, 01/29/2052	8,803,119	0.1
13,548,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.830%, 01/27/2052	7,993,712	0.1
7,076,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 C728, 0.510%, 08/27/2050	6,148,405	0.1
7,212,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.870%, 05/27/2048	5,797,699	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,725,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.480%, 11/27/2049	$5,888,484	0.1
6,092,000 (1)(3)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.400%, 01/29/2052	4,173,837	0.1
7,095,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.040%, 01/27/2052	3,945,744	0.1
7,080,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 D728, 0.560%, 01/29/2052	6,021,415	0.1
5,698,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.620%, 10/27/2047	4,891,880	0.1
7,208,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.970%, 05/27/2048	5,649,465	0.1
3,796,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.610%, 01/29/2052	3,188,189	0.0
4,400,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR F, 6.784%, (US0001M + 2.100)%, 07/15/2035	2,046,000	0.0
41,584,634 (3)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 0.983%, 11/10/2046	217,685	0.0
53,529,177 (3)(4)	GS Mortgage Securities Trust 2014-GC22 XA, 0.935%, 06/10/2047	339,846	0.0
57,497,829 (3)(4)	GS Mortgage Securities Trust 2016-GS4 XA, 0.567%, 11/10/2049	917,019	0.0
67,472,209 (3)(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.012%, 05/10/2050	2,276,668	0.0
500,000 (3)	GS Mortgage Securities Trust 2018-GS9 B, 4.321%, 03/10/2051	452,848	0.0
77,566,735 (3)(4)	GS Mortgage Securities Trust 2019-GC38 XA, 0.951%, 02/10/2052	3,298,269	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,345,454 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16 E, 3.744%, 12/15/2046	$6,546,493	0.1
76,754,959 (3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.579%, 12/15/2049	1,247,779	0.0
650,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH E, 6.524%, (US0001M + 1.840)%, 06/15/2038	587,496	0.0
6,363,797 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.176%, 11/15/2045	5,947,953	0.1
6,470,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	3,396,855	0.0
8,113,022 (3)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.604%, 04/15/2047	37,308	0.0
1,107,380 (3)(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.945%, 10/15/2048	14,955	0.0
496,412 (1)	KIND Trust 2021-KIND D, 7.242%, (TSFR1M + 2.300)%, 08/15/2038	462,703	0.0
589,782 (1)	Life 2021-BMR F Mortgage Trust, 7.292%, (TSFR1M + 2.350)%, 03/15/2038	550,509	0.0
36,672,503 (1)(3)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.795%, 03/10/2050	697,377	0.0
3,000,000 (1)	MBRT 2019-MBR H1, 9.034%, (US0001M + 4.000)%, 11/15/2036	2,903,226	0.0
10,468,898 (1)	Med Trust 2021-MDLN D, 6.685%, (US0001M + 2.000)%, 11/15/2038	9,989,691	0.1
2,093,780 (1)	Med Trust 2021-MDLN F, 8.685%, (US0001M + 4.000)%, 11/15/2038	1,947,212	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,340,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.896%, 11/15/2046	$4,011,924	0.1
64,676,886 (3)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.954%, 12/15/2047	683,075	0.0
500,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27 B, 4.499%, 12/15/2047	470,760	0.0
31,575,854 (3)(4)	Morgan Stanley Capital I Trust 2021-L6 XA, 1.226%, 06/15/2054	1,945,556	0.0
37,543,457 (3)(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.850%, 12/15/2050	1,230,168	0.0
16,840,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/2049	12,857,813	0.2
14,290,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/2049	11,401,361	0.2
21,500,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/2050	16,939,163	0.2
5,260,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	3,920,829	0.1
6,590,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	4,554,431	0.1
6,190,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	4,206,032	0.1
986,016 (1)	TTAN 2021-MHC D, 6.435%, (US0001M + 1.750)%, 03/15/2038	938,754	0.0
1,284,641 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.420%, 11/15/2044	1,222,718	0.0
12,946,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.147%, 03/15/2045	7,961,790	0.1
3,920,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,535,296	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (1)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	$1,620,954	0.0
71,855,062 (3)(4)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.789%, 11/15/2047	686,324	0.0
	Total Commercial Mortgage-Backed Securities (Cost $513,181,685)	457,635,659	6.0
SOVEREIGN BONDS: 0.4%
1,000,000	Colombia Government International Bond, 3.125%, 04/15/2031	765,304	0.0
350,000	Colombia Government International Bond, 3.875%, 04/25/2027	318,520	0.0
3,000,000	Mexico Government International Bond, 3.750%, 04/19/2071	2,002,769	0.0
1,750,000	Mexico Government International Bond, 3.771%, 05/24/2061	1,186,905	0.0
1,375,000	Mexico Government International Bond, 4.280%, 08/14/2041	1,127,005	0.0
2,500,000 (1)(2)	Morocco Government International Bond, 2.375%, 12/15/2027	2,206,692	0.0
1,450,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	991,438	0.0
3,400,000	Oman Government International Bond, 6.000%, 08/01/2029	3,427,224	0.1
1,625,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	1,777,027	0.0
3,000,000 (2)	Panama Government International Bond, 3.298%, 01/19/2033	2,512,031	0.1
3,375,000	Peruvian Government International Bond, 1.862%, 12/01/2032	2,558,274	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
2,525,000	Peruvian Government International Bond, 2.780%, 12/01/2060	$1,511,460	0.0
8,700,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	7,828,695	0.1
EUR 2,050,000 (1)	Romanian Government International Bond, 2.625%, 12/02/2040	1,293,398	0.0
2,600,000 (10)	Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	156,000	0.0
2,450,000 (1)(2)	Saudi Government International Bond, 3.450%, 02/02/2061	1,737,988	0.0
500,000 (10)	Ukraine Government International Bond, 7.375%, 09/25/2034	87,375	0.0
1,500,000 (10)	Ukraine Government International Bond, 7.750%, 09/01/2025	304,744	0.0
10,400,000 (10)	Ukraine Government International Bond, 7.750%, 09/01/2027	1,928,706	0.0
1,890,000 (10)	Ukraine Government International Bond, 7.750%, 09/01/2028	356,884	0.0
850,000 (10)	Ukraine Government International Bond, 7.750%, 09/01/2029	158,965	0.0
389,000 (10)	Ukraine Government International Bond, 9.750%, 11/01/2030	74,256	0.0
	Total Sovereign Bonds (Cost $57,989,226)	34,311,660	0.4
PURCHASED OPTIONS(11): 0.0%
	Total Purchased Options (Cost $3,092,110)	307,240	0.0
	Total Long-Term Investments (Cost $8,183,804,905)	7,597,112,154	99.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Commercial Paper: 0.4%
25,000,000	American Electric Power Co., Inc., 4.960%, 05/08/2023	$24,859,083	0.3
1,000,000	EIDP Inc., 5.170%, 04/17/2023	997,536	0.0
3,750,000	Sherwin-Williams Co., 5.370%, 04/18/2023	3,740,672	0.1
	Total Commercial Paper (Cost $29,605,500)	29,597,291	0.4
	Repurchase Agreements: 0.8%
12,768,139 (12)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/23, 4.83%, due 04/03/23 (Repurchase Amount $12,773,208, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $13,023,502, due 04/25/23-02/20/73)	12,768,139	0.2
8,807,226 (12)	Citadel Securities LLC, Repurchase Agreement dated 03/31/23, 4.88%, due 04/03/23 (Repurchase Amount $8,810,759, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $8,987,024, due 04/04/23-02/15/53)	8,807,226	0.1
2,065,640 (12)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/23, 4.87%, due 04/03/23 (Repurchase Amount $2,066,467, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,107,808, due 04/04/23-01/20/73)	2,065,640	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
14,000,000 (12)	National Bank Financial, Repurchase Agreement dated 03/31/23, 4.84%, due 04/03/23 (Repurchase Amount $14,005,569, collateralized by various U.S. Government Securities, 0.000%-4.768%, Market Value plus accrued interest $14,279,994, due 04/03/23-09/09/49)	$14,000,000	0.2
18,693,701 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $18,701,107, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $19,067,575, due 04/06/23-02/20/53)	18,693,701	0.2
8,219,188 (12)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $8,222,505, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,383,574, due 07/15/25-02/15/51)	8,219,188	0.1
	Total Repurchase Agreements (Cost $64,553,894)	64,553,894	0.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreement: 0.2%
14,608,000	Deutsche Bank Repurchase Agreement dated 03/31/23, 4.800%, due 04/03/23, $14,613,843 to be received upon repurchase (Collateralized by $15,337,700, US Govt. Treasury Note, 2.625%, Mkt Value plus accrued int. and principal $14,900,238 due 03/31/25), 4.800%, 04/03/2023 (Cost $14,608,000)	$14,608,000	0.2

	Time Deposits: 0.2%
2,000,000 (12)	Barclays Bank PLC, 4.840%, 04/03/2023	2,000,000	0.1
2,000,000 (12)	Canadian Imperial Bank of Commerce, 4.800%, 04/03/2023	2,000,000	0.0
1,990,000 (12)	Credit Agricole, 4.800%, 04/03/2023	1,990,000	0.0
2,000,000 (12)	HSBC Holdings PLC, 4.880%, 04/03/2023	2,000,000	0.0
2,000,000 (12)	Landesbank Baden-Wurttemberg, 4.820%, 04/03/2023	2,000,000	0.0
1,500,000 (12)	Mizuho Financial Group Inc., 4.820%, 04/03/2023	1,500,000	0.0
2,000,000 (12)	Royal Bank of Canada, 4.810%, 04/03/2023	2,000,000	0.1
1,990,000 (12)	Svenska Handelsbanken AB, 4.770%, 04/03/2023	1,990,000	0.0
	Total Time Deposits (Cost $15,480,000)	15,480,000	0.2
	Total Short-Term Investments (Cost $124,247,394)	124,239,185	1.6
	Total Investments in Securities (Cost $8,308,052,299)	$7,721,351,339	100.6
	Liabilities in Excess of Other Assets	(47,581,514)	(0.6)
	Net Assets	$7,673,769,825	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

 (1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

 (2)
Security, or a portion of the security, is on loan.

 (3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

 (4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

 (5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

 (6)
Represents or includes a TBA transaction.

 (7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

 (8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

 (9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

 (10)
Defaulted security.

 (11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

 (12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
EUR
EU Euro

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Purchased Options	$—	$307,240	$—	$307,240
Corporate Bonds/Notes	—	2,317,332,482	—	2,317,332,482
Collateralized Mortgage Obligations	—	1,234,485,297	—	1,234,485,297
Asset-Backed Securities	—	886,427,709	—	886,427,709
U.S. Government Agency Obligations	—	1,539,381,161	—	1,539,381,161
Commercial Mortgage-Backed Securities	—	457,024,503	611,156	457,635,659
Sovereign Bonds	—	34,311,660	—	34,311,660
U.S. Treasury Obligations	—	1,127,230,945	—	1,127,230,945
Short-Term Investments	—	124,239,185	—	124,239,185
Total Investments, at fair value	$—	$7,720,740,183	$611,156	$7,721,351,339
Other Financial Instruments+
Centrally Cleared Swaps	—	7,886,470	—	7,886,470
Forward Premium Swaptions	—	1,251,890	—	1,251,890
Futures	12,747,982	—	—	12,747,982
Total Assets	$12,747,982	$7,729,878,543	$611,156	$7,743,237,681
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(10,316,537)	$—	$(10,316,537)
Forward Foreign Currency Contracts	—	(53,555)	—	(53,555)
Futures	(6,184,333)	—	—	(6,184,333)
Written Options	—	(35,857,987)	—	(35,857,987)
Total Liabilities	$(6,184,333)	$(46,228,079)	$—	$(52,412,412)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,502,864	EUR 2,352,139	Standard Chartered Bank	05/12/23	$(53,555)
				$(53,555)
At March 31, 2023, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	730	06/21/23	$83,892,969	$271,399
U.S. Treasury 2-Year Note	894	06/30/23	184,569,094	1,525,497
U.S. Treasury Long Bond	618	06/21/23	81,054,562	1,091,208
U.S. Treasury Ultra Long Bond	2,211	06/22/23	312,027,375	9,859,878
			$661,544,000	$12,747,982
Short Contracts:
U.S. Treasury 5-Year Note	(1,476)	06/30/23	(161,633,531)	(1,467,647)
U.S. Treasury Ultra 10-Year Note	(1,622)	06/21/23	(196,490,094)	(4,716,686)
			$(358,123,625)	$(6,184,333)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.255%	Annual	02/05/25	USD 34,084,000	$(118,120)	$(118,120)
Pay	1-day Secured Overnight Financing Rate	Annual	3.270	Annual	02/20/25	USD 157,310,000	(447,773)	(447,773)
Pay	1-day Secured Overnight Financing Rate	Annual	2.988	Annual	03/16/33	USD 7,860,000	(1,469)	(1,469)
Pay	1-day Secured Overnight Financing Rate	Annual	3.058	Annual	05/10/33	USD 49,696,000	(514,818)	(514,818)
Pay	1-day Secured Overnight Financing Rate	Annual	3.085	Annual	05/10/33	USD 31,806,000	(257,666)	(257,666)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 43,733,251	399,220	399,220
Pay	1-day Secured Overnight Financing Rate	Annual	3.394	Annual	05/10/33	USD 19,879,000	357,580	357,580
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 39,757,314	990,737	990,737
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 59,635,973	1,521,462	1,521,462
Pay	1-day Secured Overnight Financing Rate	Annual	3.065	Annual	05/11/33	USD 44,528,000	(434,202)	(434,202)
Pay	1-day Secured Overnight Financing Rate	Annual	3.234	Annual	05/11/33	USD 11,130,000	50,116	50,116
Pay	1-day Secured Overnight Financing Rate	Annual	3.111	Annual	05/12/33	USD 15,903,000	(92,182)	(92,182)
Pay	1-day Secured Overnight Financing Rate	Annual	3.139	Annual	05/12/33	USD 25,841,220	(89,632)	(89,632)
Pay	1-day Secured Overnight Financing Rate	Annual	3.164	Annual	05/12/33	USD 23,855,000	(32,171)	(32,171)
Pay	1-day Secured Overnight Financing Rate	Annual	3.200	Annual	05/12/33	USD 31,806,000	54,226	54,226
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/12/33	USD 22,742,313	62,312	62,312
Pay	1-day Secured Overnight Financing Rate	Annual	3.214	Annual	05/12/33	USD 21,866,844	64,018	64,018
Pay	1-day Secured Overnight Financing Rate	Annual	3.216	Annual	05/12/33	USD 21,866,843	67,735	67,735
Pay	1-day Secured Overnight Financing Rate	Annual	3.233	Annual	05/12/33	USD 25,843,000	116,262	116,262
Pay	1-day Secured Overnight Financing Rate	Annual	3.610	Annual	05/12/33	USD 9,940,000	361,727	361,727
Pay	1-day Secured Overnight Financing Rate	Annual	3.621	Annual	05/12/33	USD 17,892,000	667,812	667,812
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.674	Annual	05/12/33	USD 38,167,000	1,594,913	1,594,913
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 30,216,000	712,203	712,203
Pay	1-day Secured Overnight Financing Rate	Annual	3.275	Annual	09/11/33	USD 43,667,000	606,437	606,437
Pay	1-day Secured Overnight Financing Rate	Annual	3.067	Annual	09/13/33	USD 18,777,000	(65,205)	(65,205)
Pay	1-day Secured Overnight Financing Rate	Annual	3.075	Annual	09/13/33	USD 23,581,000	(65,230)	(65,230)
Pay	1-day Secured Overnight Financing Rate	Annual	3.163	Annual	09/13/33	USD 4,366,000	20,012	20,012
Pay	1-day Secured Overnight Financing Rate	Annual	3.174	Annual	09/13/33	USD 21,832,000	120,061	120,061
Pay	1-day Secured Overnight Financing Rate	Annual	2.843	Annual	06/16/53	USD 6,113,000	(110,508)	(110,508)
Receive	1-day Secured Overnight Financing Rate	Annual	3.437	Annual	02/20/25	USD 91,764,000	116,754	116,754
Receive	1-day Secured Overnight Financing Rate	Annual	3.586	Annual	02/20/25	USD 49,814,000	(6,465)	(6,465)
Receive	1-day Secured Overnight Financing Rate	Annual	3.657	Annual	02/20/25	USD 31,988,000	(25,512)	(25,512)
Receive	1-day Secured Overnight Financing Rate	Annual	3.180	Annual	05/11/33	USD 133,188,000	2,883	2,883
Receive	1-day Secured Overnight Financing Rate	Annual	3.252	Annual	05/11/33	USD 7,156,000	(43,115)	(43,115)
Receive	1-day Secured Overnight Financing Rate	Annual	3.275	Annual	05/11/33	USD 19,879,000	(159,512)	(159,512)
Receive	1-day Secured Overnight Financing Rate	Annual	3.337	Annual	05/11/33	USD 32,601,000	(431,648)	(431,648)
Receive	1-day Secured Overnight Financing Rate	Annual	3.392	Annual	05/11/33	USD 18,288,000	(327,201)	(327,201)
Receive	1-day Secured Overnight Financing Rate	Annual	3.408	Annual	05/11/33	USD 23,457,000	(451,859)	(451,859)
Receive	1-day Secured Overnight Financing Rate	Annual	3.302	Annual	05/12/33	USD 16,300,000	(168,850)	(168,850)
Receive	1-day Secured Overnight Financing Rate	Annual	3.311	Annual	05/12/33	USD 21,071,000	(233,150)	(233,150)
Receive	1-day Secured Overnight Financing Rate	Annual	3.314	Annual	05/12/33	USD 9,940,000	(112,701)	(112,701)
Receive	1-day Secured Overnight Financing Rate	Annual	3.421	Annual	05/12/33	USD 35,782,000	(729,427)	(729,427)
Receive	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/12/33	USD 33,794,000	(866,019)	(866,019)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-day Secured Overnight Financing Rate	Annual	3.598	Annual	05/12/33	USD 21,868,000	(773,073)	(773,073)
Receive	1-day Secured Overnight Financing Rate	Annual	3.643	Annual	05/12/33	USD 55,661,000	(2,178,532)	(2,178,532)
Receive	1-day Secured Overnight Financing Rate	Annual	3.689	Annual	05/12/33	USD 21,866,000	(941,984)	(941,984)
Receive	1-day Secured Overnight Financing Rate	Annual	3.184	Annual	09/13/33	USD6 ,549,000	(41,534)	(41,534)
Receive	1-day Secured Overnight Financing Rate	Annual	3.236	Annual	09/13/33	USD 5,328,000	(57,179)	(57,179)
Receive	1-day Secured Overnight Financing Rate	Annual	3.240	Annual	09/13/33	USD 5,677,000	(62,635)	(62,635)
Receive	1-day Secured Overnight Financing Rate	Annual	3.353	Annual	09/13/33	USD 22,707,000	(464,230)	(464,230)
Receive	1-day Secured Overnight Financing Rate	Annual	2.950	Annual	06/16/53	USD 1,747,000	(4,779)	(4,779)
Receive	1-day Secured Overnight Financing Rate	Annual	2.956	Annual	06/16/53	USD 2,183,000	(8,156)	(8,156)
							$(2,430,067)	$(2,430,067)

At March 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 19,009,400	$942,866	$303,741
Put USD vs. Call JPY	Goldman Sachs International	04/13/23	120.000	USD 71,026,000	805,577	1,334
Put USD vs. Call JPY	Morgan Stanley Capital Services LLC	04/13/23	120.000	USD 115,267,000	1,343,667	2,165
					$3,092,110	$307,240
At March 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Pay	3.550%	1-day Secured Overnight Financing Rate	09/11/23	USD 43,667,000	$1,181,192	$(2,054,244)
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 159,030,000	4,588,016	(8,057,809)
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	3.540%	1-day Secured Overnight Financing Rate	09/11/23	USD 87,334,000	2,362,385	(4,056,248)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	3.460%	1-day Secured Overnight Financing Rate	08/21/23	USD 79,516,000	2,007,779	(3,168,403)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	3.570%	1-day Secured Overnight Financing Rate	09/07/23	USD 43,667,000	1,166,455	(2,094,727)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 79,516,000	2,437,165	(941,702)
Call on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD 262,182,000	1,233,566	(2,135,096)
Call on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD 524,367,000	2,282,307	(2,363,915)
Call on 30-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	2.994%	1-day Secured Overnight Financing Rate	06/14/23	USD 21,832,000	942,597	(775,318)
Put on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Receive	3.550%	1-day Secured Overnight Financing Rate	09/11/23	USD 43,667,000	1,181,192	(529,044)
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 159,030,000	4,588,016	(198,133)
Put on 10-Year Interest Rate Swap(2)	Citibank N.A.	Receive	3.540%	1-day Secured Overnight Financing Rate	09/11/23	USD 87,334,000	2,362,385	(1,078,433)
Put on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	3.460%	1-day Secured Overnight Financing Rate	08/21/23	USD 79,516,000	2,007,779	(1,060,163)
Put on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	3.570%	1-day Secured Overnight Financing Rate	09/07/23	USD 43,667,000	1,166,455	(500,257)
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 79,516,000	2,437,165	(2,068,124)
Put on 1-Year Interest Rate Swap(2)	Barclays Bank PLC	Receive	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD 262,182,000	1,233,566	(822,536)
Put on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD 524,367,000	2,282,307	(3,330,901)
Put on 30-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	2.994%	1-day Secured Overnight Financing Rate	06/14/23	USD 21,832,000	942,597	(622,934)
							$36,402,924	$(35,857,987)

At March 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate(3)	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 39,935,000	$(6,988,625)	$315,179
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD 66,490,400	(11,768,801)	437,003
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 61,700,000	(11,106,000)	248,443
							$(29,863,426)	$1,000,625
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following OTC written forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate(3)	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap	Bank of America N.A.	0.000%	Pay	1-day Secured Overnight Financing Rate	03/27/28	USD 21,832,000	$925,677	$955
Call on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	0.000%	Pay	1-day Secured Overnight Financing Rate	03/14/28	USD 43,667,000	1,902,872	75,887
Put on 5-Year Interest Rate Swap	Bank of America N.A.	0.000%	Receive	1-day Secured Overnight Financing Rate	03/27/28	USD 21,832,000	925,677	19,599
Put on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	0.000%	Receive	1-day Secured Overnight Financing Rate	03/14/28	USD 43,667,000	1,902,872	154,824
							$5,657,098	$251,265

 (1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

 (2)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

 (3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

 (4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
EUR  –  EU Euro
USD  –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$307,240
Interest rate contracts	Unrealized appreciation on forward premium swaptions	1,251,890
Interest rate contracts	Variation margin receivable on futures contracts**	12,747,982
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	7,886,470
Total Asset Derivatives		$22,193,582
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$53,555
Interest rate contracts	Variation margin payable on futures contracts**	6,184,333
Interest rate contracts	Variation margin payable on centrally cleared swaps**	10,316,537
Interest rate contracts	Written options, at fair value	35,857,987
Total Liability Derivatives		$52,412,412

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(807,519)	$—	$(807,519)
Equity contracts	—	—	(520,262)	—	—	(520,262)
Foreign exchange contracts	(2,818,986)	443,072	—	—	5,253,707	2,877,793
Interest rate contracts	524,360	—	(129,235,487)	(17,735,178)	10,729,793	(135,716,512)
Total	$(2,294,626)	$443,072	$(129,755,749)	$(18,542,697)	$15,983,500	$(134,166,500)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,040,371)	$—	$(1,040,371)
Foreign exchange contracts	(691,429)	(199,744)	—	—	(1,968,260)	(2,859,433)
Interest rate contracts	1,000,625	—	15,007,298	(1,596,059)	1,310,758	15,722,622
Total	$309,196	$(199,744)	$15,007,298	$(2,636,430)	$(657,502)	$11,822,818

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2023:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$303,741	$—	$1,334	$—	$2,165	$—	$307,240
Forward premium swaptions	20,554	1,000,625	—	—	—	—	230,711	—	1,251,890
Total Assets	$20,554	$1,000,625	$303,741	$—	$1,334	$—	$232,876	$—	$1,559,130
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$—	$—	$—	$—	$53,555	$53,555
Written options	2,583,288	11,213,574	—	5,134,681	6,823,549	3,009,827	7,093,068	—	35,857,987
Total Liabilities	$2,583,288	$11,213,574	$—	$5,134,681	$6,823,549	$3,009,827	$7,093,068	$53,555	$35,911,542
Net OTC derivative instruments by counterparty, at fair value	$(2,562,734)	$(10,212,949)	$303,741	$(5,134,681)	$(6,822,215)	$(3,009,827)	$(6,860,192)	$(53,555)	$(34,352,412)
Total collateral pledged by the Fund/(Received from counterparty)	$2,562,734	$10,212,949	$(290,000)	$5,134,681	$6,800,000	$3,009,827	$6,860,192	$—	$34,290,383
Net Exposure(1)(2)	$—	$—	$13,741	$—	$(22,215)	$—	$—	$(53,555)	$(62,029)

 (1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

 (2)
At March 31, 2023, the Fund had pledged $2,620,000, $10,380,000, $5,460,000, $3,860,000 and $10,120,000 in cash collateral to Bank of America N.A., Barclays Bank PLC, Citibank N.A., JPMorgan Chase Bank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2023 (continued)

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $8,324,586,917.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$53,462,445
Gross Unrealized Depreciation	(687,234,904)
Net Unrealized Depreciation	$(633,772,459)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Duration High Income Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 97.5%
	Basic Materials: 5.6%
500,000 (1)	Arconic Corp., 6.000%, 05/15/2025	$501,250	1.9
500,000 (1)	INEOS Finance PLC, 6.750%, 05/15/2028	483,248	1.9
500,000 (1)	SCIL IV LLC / SCIL USA Holdings LLC, 5.375%, 11/01/2026	457,318	1.8
		1,441,816	5.6
	Communications: 21.9%
100,000	AMC Networks, Inc., 5.000%, 04/01/2024	98,745	0.4
500,000 (1)	Clear Channel Outdoor Holdings, Inc., 5.125%, 08/15/2027	449,270	1.7
1,000,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	940,900	3.7
100,000 (1)	Consensus Cloud Solutions, Inc., 6.000%, 10/15/2026	86,966	0.3
500,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	453,330	1.8
1,000,000 (1)	DISH DBS Corp., 5.250%, 12/01/2026	799,770	3.1
500,000 (1)	Gen Digital, Inc., 6.750%, 09/30/2027	503,125	1.9
900,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	586,134	2.3
500,000	Sprint LLC, 7.875%, 09/15/2023	504,147	2.0
500,000 (1)	Townsquare Media, Inc., 6.875%, 02/01/2026	473,455	1.8
500,000 (1)	Uber Technologies, Inc., 7.500%, 05/15/2025	506,902	2.0
250,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	237,275	0.9
		5,640,019	21.9
	Consumer, Cyclical: 16.9%
500,000 (1)	Delta Air Lines, Inc., 7.000%, 05/01/2025	512,961	2.0
500,000	Goodyear Tire & Rubber Co/The, 9.500%, 05/31/2025	514,352	2.0
500,000	MGM Resorts International, 6.750%, 05/01/2025	504,395	2.0
850,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	848,100	3.3
700,000 (1)	SeaWorld Parks & Entertainment, Inc., 8.750%, 05/01/2025	719,600	2.8
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
500,000 (1)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	$505,620	2.0
500,000 (1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	497,107	1.9
250,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	245,608	0.9
		4,347,743	16.9
	Consumer, Non-cyclical: 8.2%
500,000 (1)	Albion Financing 2SARL, 8.750%, 04/15/2027	434,284	1.7
500,000 (1)	APX Group, Inc., 6.750%, 02/15/2027	498,052	1.9
500,000	HCA, Inc., 5.375%, 02/01/2025	500,532	2.0
750,000 (1)	RP Escrow Issuer LLC, 5.250%, 12/15/2025	569,010	2.2
100,000 (1)	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.625%, 11/01/2026	94,120	0.4
		2,095,998	8.2
	Energy: 13.6%
500,000 (1)	CVR Energy, Inc., 5.250%, 02/15/2025	480,567	1.8
500,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	458,270	1.8
650,000 (1)	Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 11.500%, 02/15/2028	623,044	2.4
500,000 (1)	New Fortress Energy, Inc., 6.500%, 09/30/2026	460,458	1.8
500,000 (1)	New Fortress Energy, Inc., 6.750%, 09/15/2025	481,780	1.9
500,000	PBF Holding Co. LLC / PBF Finance Corp., 7.250%, 06/15/2025	496,905	1.9
600,000 (1)	Sunnova Energy Corp., 5.875%, 09/01/2026	509,241	2.0
		3,510,265	13.6
	Financial: 17.7%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.500%, 07/15/2025	504,023	2.0
500,000	Air Lease Corp., 5.850%, 12/15/2027	503,078	2.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Duration High Income Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
125,000 (1)	Bread Financial Holdings, Inc., 7.000%, 01/15/2026	$110,659	0.4
500,000 (1)	HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 06/15/2026	434,340	1.7
900,000 (1)	LD Holdings Group LLC, 6.500%, 11/01/2025	568,134	2.2
500,000	Navient Corp., 6.125%, 03/25/2024	493,795	1.9
500,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.500%, 06/01/2025	502,281	2.0
500,000 (1)	PennyMac Financial Services, Inc., 5.375%, 10/15/2025	467,525	1.8
500,000 (1)	United Wholesale Mortgage LLC, 5.500%, 11/15/2025	473,790	1.8
500,000 (1)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 7.875%, 05/01/2027	483,983	1.9
		4,541,608	17.7
	Industrial: 10.2%
400,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 9.750%, 08/01/2027	422,416	1.6
500,000 (1)	LSB Industries, Inc., 6.250%, 10/15/2028	445,480	1.7
500,000 (1)	Spirit AeroSystems, Inc., 7.500%, 04/15/2025	500,490	1.9
500,000 (1)	TransDigm, Inc., 6.750%, 08/15/2028	505,625	2.0
250,000 (1)	Triumph Group, Inc., 9.000%, 03/15/2028	250,575	1.0
500,000 (1)	WESCO Distribution, Inc., 7.125%, 06/15/2025	508,710	2.0
		2,633,296	10.2
	Technology: 1.5%
500,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	376,882	1.5

	Utilities: 1.9%
500,000 (1)	Calpine Corp., 5.250%, 06/01/2026	488,033	1.9
	Total Corporate Bonds/Notes (Cost $25,366,797)	25,075,660	97.5
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
138,488 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.720% (Cost $138,488)	$138,488	0.5
	Total Short-Term Investments (Cost $138,488)	138,488	0.5
	Total Investments in Securities (Cost $25,505,285)	$25,214,148	98.0
	Assets in Excess of Other Liabilities	517,037	2.0
	Net Assets	$25,731,185	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Rate shown is the 7-day yield as of March 31, 2023.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Duration High Income Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$25,075,660	$—	$25,075,660
Short-Term Investments	138,488	—	—	138,488
Total Investments, at fair value	$138,488	$25,075,660	$—	$25,214,148

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost of investments for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$129,193
Gross Unrealized Depreciation	(420,330)
Net Unrealized Depreciation	$(291,137)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 38.0%
	Basic Materials: 0.4%
350,000 (1)	Albemarle Corp., 4.650%, 06/01/2027	$344,643	0.1
600,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	597,237	0.1
300,000 (2)	International Flavors & Fragrances, Inc., 1.832%, 10/15/2027	254,869	0.1
227,000	Nucor Corp., 2.000%, 06/01/2025	213,620	0.1
59,000	Nutrien Ltd., 4.900%, 03/27/2028	59,027	0.0
		1,469,396	0.4
	Communications: 2.0%
230,000 (1)	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	229,036	0.1
160,000	AMC Networks, Inc., 5.000%, 04/01/2024	157,992	0.0
351,000	AT&T, Inc., 1.700%, 03/25/2026	323,085	0.1
501,000	Bell Telephone Co. of Canada or Bell Canada/The, 0.750%, 03/17/2024	478,848	0.1
759,000	British Telecommunications PLC, 4.500%, 12/04/2023	754,188	0.2
337,000	Comcast Corp., 5.250%, 11/07/2025	344,514	0.1
425,000	DISH DBS Corp., 5.875%, 11/15/2024	379,440	0.1
400,000	Fox Corp., 3.050%, 04/07/2025	384,874	0.1
626,000	Fox Corp., 4.030%, 01/25/2024	619,374	0.2
523,000	Meta Platforms, Inc., 3.500%, 08/15/2027	505,368	0.1
75,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	73,718	0.0
671,000 (2)	NTT Finance Corp., 0.583%, 03/01/2024	643,550	0.2
423,000 (2)	NTT Finance Corp., 4.142%, 07/26/2024	419,285	0.1
527,000 (2)	Sky Ltd., 3.750%, 09/16/2024	517,027	0.1
386,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	359,351	0.1
255,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	238,245	0.1
481,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	462,679	0.1
180,000 (1)	T-Mobile USA, Inc., 4.950%, 03/15/2028	181,814	0.0
300,000 (2)	Univision Communications, Inc., 5.125%, 02/15/2025	295,010	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
416,000	Verizon Communications, Inc., 0.850%, 11/20/2025	$378,880	0.1
		7,746,278	2.0
	Consumer, Cyclical: 3.9%
325,000 (2)	7-Eleven, Inc., 0.950%, 02/10/2026	292,377	0.1
20,719	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	19,095	0.0
544,000	American Axle & Manufacturing, Inc., 6.250%, 03/15/2026	522,911	0.1
450,000 (2)	Avient Corp., 5.750%, 05/15/2025	445,697	0.1
591,000 (2)	BMW US Capital LLC, 1.250%, 08/12/2026	530,549	0.1
615,000 (2)	BMW US Capital LLC, 3.250%, 04/01/2025	598,599	0.2
870,000 (2)	Daimler Trucks Finance North America LLC, 3.500%, 04/07/2025	843,819	0.2
400,000 (2)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	395,520	0.1
297,899	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	295,094	0.1
160,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	153,993	0.0
114,567	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	100,644	0.0
500,000	Ford Motor Credit Co. LLC, 4.389%, 01/08/2026	475,110	0.1
400,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	396,500	0.1
861,000	General Motors Financial Co., Inc., 1.700%, 08/18/2023	847,859	0.2
370,000	General Motors Financial Co., Inc., 3.800%, 04/07/2025	359,964	0.1
439,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	439,462	0.1
190,000 (2)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	170,361	0.1
800,000 (2)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	800,500	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
644,000	Honda Motor Co. Ltd., 2.534%, 03/10/2027	$603,707	0.2
505,000 (2)	Hyundai Capital America, 1.300%, 01/08/2026	453,727	0.1
900,000 (2)	International Game Technology PLC, 4.125%, 04/15/2026	869,535	0.2
800,000	Lennar Corp., 4.500%, 04/30/2024	790,658	0.2
227,000	Lowe’s Cos, Inc., 3.350%, 04/01/2027	217,790	0.1
900,000 (2)	Mattel, Inc., 3.375%, 04/01/2026	848,043	0.2
320,450 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	319,734	0.1
1,002,000	Ross Stores, Inc., 4.600%, 04/15/2025	1,000,474	0.3
900,000 (2)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	894,793	0.2
231,000	Toyota Motor Credit Corp., 4.625%, 01/12/2028	234,340	0.1
400,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 06/15/2024	398,382	0.1
122,234	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	122,029	0.0
152,827	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	151,928	0.0
677,000 (2)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	638,123	0.2
		15,231,317	3.9
	Consumer, Non-cyclical: 3.1%
481,000	Amgen, Inc., 3.200%, 11/02/2027	455,026	0.1
634,000	Amgen, Inc., 5.250%, 03/02/2025	641,293	0.2
481,000	Becton Dickinson & Co., 4.693%, 02/13/2028	483,264	0.1
363,000	Boston Scientific Corp., 1.900%, 06/01/2025	343,300	0.1
494,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	457,315	0.1
194,000 (2)	Cargill, Inc., 3.500%, 04/22/2025	189,340	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
237,000 (2)	Cargill, Inc., 3.625%, 04/22/2027	$230,006	0.1
800,000	Cigna Corp., 1.250%, 03/15/2026	725,449	0.2
283,000 (2)	CSL Finance PLC, 3.850%, 04/27/2027	276,076	0.1
481,000	Diageo Capital PLC, 5.300%, 10/24/2027	500,231	0.1
566,000 (2)	Element Fleet Management Corp., 3.850%, 06/15/2025	540,824	0.1
327,000 (2)	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	331,138	0.1
829,000	Global Payments, Inc., 1.200%, 03/01/2026	737,967	0.2
900,000	HCA, Inc., 5.875%, 02/15/2026	913,817	0.2
541,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	504,370	0.1
233,000 (1)(2)	Kenvue, Inc., 5.500%, 03/22/2025	236,959	0.1
539,000	Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	524,632	0.1
203,000	Mylan, Inc., 4.200%, 11/29/2023	200,857	0.1
535,000	PerkinElmer, Inc., 0.850%, 09/15/2024	502,508	0.1
906,000	Royalty Pharma PLC, 0.750%, 09/02/2023	883,551	0.2
504,000	S&P Global, Inc., 2.450%, 03/01/2027	472,993	0.1
1,049,000 (2)	Triton Container International Ltd., 1.150%, 06/07/2024	987,010	0.3
594,000	Viatris, Inc., 1.650%, 06/22/2025	545,063	0.1
327,000	Zoetis, Inc., 5.400%, 11/14/2025	332,694	0.1
		12,015,683	3.1
	Energy: 1.5%
375,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	339,782	0.1
571,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	533,840	0.1
668,000	Enbridge, Inc., 0.550%, 10/04/2023	650,583	0.2
358,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	347,588	0.1
243,000	Equinor ASA, 2.875%, 04/06/2025	235,655	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
430,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	$387,848	0.1
825,000	Occidental Petroleum Corp., 3.500%, 06/15/2025	803,591	0.2
347,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	347,860	0.1
497,000	Phillips 66, 3.850%, 04/09/2025	486,503	0.1
209,000	Pioneer Natural Resources Co., 0.550%, 05/15/2023	207,843	0.0
449,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	408,291	0.1
300,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	281,424	0.1
801,000	Williams Cos, Inc./The, 4.550%, 06/24/2024	795,392	0.2
		5,826,200	1.5
	Financial: 18.4%
427,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.650%, 10/29/2024	399,717	0.1
604,000	Ally Financial, Inc., 3.875%, 05/21/2024	580,687	0.1
329,000	American Express Co., 2.500%, 07/30/2024	317,854	0.1
481,000	American Express Co., 5.850%, 11/05/2027	505,024	0.1
394,000	American Tower Corp., 3.650%, 03/15/2027	374,525	0.1
481,000	Ameriprise Financial, Inc., 2.875%, 09/15/2026	449,551	0.1
766,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	737,248	0.2
760,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	750,894	0.2
517,000 (2)	Avolon Holdings Funding Ltd., 4.375%, 05/01/2026	485,648	0.1
1,556,000 (3)	Bank of America Corp., 0.810%, 10/24/2024	1,512,634	0.4
1,266,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,206,737	0.3
1,016,000 (3)	Bank of America Corp., 1.319%, 06/19/2026	929,489	0.2
1,000,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	935,673	0.2
215,000 (3)	Bank of America Corp., 1.658%, 03/11/2027	194,818	0.1
481,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	431,712	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
329,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	$308,502	0.1
34,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	31,617	0.0
54,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	51,088	0.0
341,000 (3)	Bank of America Corp., 4.376%, 04/27/2028	330,125	0.1
206,000 (3)	Bank of New York Mellon Corp./The, 4.414%, 07/24/2026	203,370	0.1
539,000	Bank of Nova Scotia/The, 0.700%, 04/15/2024	514,294	0.1
534,000	Bank of Nova Scotia/The, 1.450%, 01/10/2025	500,854	0.1
735,000	Bank of Nova Scotia/The, 3.450%, 04/11/2025	713,261	0.2
337,000 (2)	Blackstone Holdings Finance Co. LLC, 5.900%, 11/03/2027	344,064	0.1
595,000 (2)	BPCE SA, 5.700%, 10/22/2023	590,548	0.2
1,010,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	990,006	0.3
437,000	Canadian Imperial Bank of Commerce, 3.300%, 04/07/2025	423,316	0.1
210,000	Canadian Imperial Bank of Commerce, 3.945%, 08/04/2025	204,209	0.1
284,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	244,820	0.1
539,000 (3)	Capital One Financial Corp., 4.166%, 05/09/2025	522,404	0.1
332,000 (3)	Capital One Financial Corp., 5.468%, 02/01/2029	323,865	0.1
366,000 (3)	Citigroup, Inc., 1.678%, 05/15/2024	364,517	0.1
615,000 (2)	CNO Global Funding, 1.650%, 01/06/2025	575,938	0.1
550,000 (2)(3)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	502,773	0.1
457,000 (2)	Corebridge Financial, Inc., 3.650%, 04/05/2027	428,723	0.1
121,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	112,595	0.0
1,500,000	Credit Suisse AG/New York NY, 3.625%, 09/09/2024	1,429,155	0.4
338,000 (2)(3)	Danske Bank A/S, 3.773%, 03/28/2025	330,049	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
311,000 (2)(3)	Danske Bank A/S, 4.298%, 04/01/2028	$293,878	0.1
801,000 (3)	Deutsche Bank AG/New York NY, 2.222%, 09/18/2024	779,058	0.2
853,000	Discover Financial Services, 3.950%, 11/06/2024	813,994	0.2
561,000 (2)(3)	DNB Bank ASA, 2.968%, 03/28/2025	547,698	0.1
636,000 (2)(3)	DNB Bank ASA, 5.896%, 10/09/2026	642,218	0.2
469,000	Equinix, Inc., 1.250%, 07/15/2025	430,043	0.1
859,000	Federal Realty Investment Trust, 3.950%, 01/15/2024	848,542	0.2
1,430,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	1,346,443	0.3
432,000 (2)	Five Corners Funding Trust, 4.419%, 11/15/2023	429,379	0.1
600,000 (2)	GA Global Funding Trust, 3.850%, 04/11/2025	581,523	0.1
257,000 (3)	Goldman Sachs Group, Inc./ The, 0.925%, 10/21/2024	250,126	0.1
319,000 (3)	Goldman Sachs Group, Inc./ The, 2.640%, 02/24/2028	291,277	0.1
292,000	Hanover Insurance Group, Inc./ The, 4.500%, 04/15/2026	288,814	0.1
300,000 (2)	HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 06/15/2026	260,604	0.1
1,123,000 (3)	HSBC Holdings PLC, 0.732%, 08/17/2024	1,099,932	0.3
321,000 (3)	HSBC Holdings PLC, 1.162%, 11/22/2024	311,590	0.1
467,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	412,080	0.1
1,000,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	913,980	0.2
407,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	385,364	0.1
535,000 (3)	ING Groep NV, 4.017%, 03/28/2028	506,725	0.1
642,000	Jackson Financial, Inc., 1.125%, 11/22/2023	622,962	0.2
1,340,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	1,270,512	0.3
1,120,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,061,614	0.3
609,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	537,625	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
376,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	$338,110	0.1
897,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	839,818	0.2
32,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	30,617	0.0
152,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	144,146	0.0
481,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	446,275	0.1
1,000,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	994,946	0.3
17,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	16,523	0.0
1,411,000 (3)	JPMorgan Chase & Co., 5.546%, 12/15/2025	1,421,427	0.4
297,000	KeyBank NA/Cleveland OH, 4.390%, 12/14/2027	271,441	0.1
664,000 (3)	Lloyds Banking Group PLC, 0.695%, 05/11/2024	659,849	0.2
491,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	477,515	0.1
1,047,000 (2)	LSEGA Financing PLC, 0.650%, 04/06/2024	996,805	0.3
1,024,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	1,021,268	0.3
406,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	396,901	0.1
404,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	376,505	0.1
400,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	367,051	0.1
491,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	434,889	0.1
316,000 (3)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	313,064	0.1
896,000 (3)	Mitsubishi UFJ Financial Group, Inc., 5.719%, 02/20/2026	898,927	0.2
400,000 (3)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	391,684	0.1
200,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	191,040	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,037,000	Mizuho Financial Group, Inc., 5.588%, (US0003M + 0.630)%, 05/25/2024	$1,032,260	0.3
1,463,000 (1)(3)	Morgan Stanley, 0.790%, 05/30/2025	1,385,520	0.4
1,097,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	1,055,660	0.3
1,086,000 (3)	Morgan Stanley, 1.164%, 10/21/2025	1,014,857	0.3
613,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	545,273	0.1
481,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	431,425	0.1
426,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	389,510	0.1
139,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	134,052	0.0
329,000	Morgan Stanley, 4.000%, 07/23/2025	322,251	0.1
374,000	National Australia Bank Ltd./New York, 3.500%, 06/09/2025	362,317	0.1
487,000	National Bank of Canada, 0.750%, 08/06/2024	459,147	0.1
258,000 (2)	Nationwide Building Society, 1.500%, 10/13/2026	225,551	0.1
1,200,000 (3)	NatWest Group PLC, 2.359%, 05/22/2024	1,193,790	0.3
398,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	390,741	0.1
900,000	Navient Corp., 6.750%, 06/25/2025	875,590	0.2
403,000 (2)	Nordea Bank Abp, 0.625%, 05/24/2024	382,908	0.1
374,000 (2)	Nordea Bank Abp, 3.600%, 06/06/2025	361,142	0.1
520,000 (1)(2)	Nordea Bank Abp, 5.375%, 09/22/2027	522,852	0.1
804,000	Old Republic International Corp., 4.875%, 10/01/2024	793,702	0.2
600,000	OneMain Finance Corp., 6.875%, 03/15/2025	582,000	0.1
198,000 (2)	Pacific Life Global Funding II, 1.200%, 06/24/2025	182,115	0.0
255,000 (2)	Pacific Life Global Funding II, 1.375%, 04/14/2026	228,884	0.1
275,000	Royal Bank of Canada, 1.150%, 07/14/2026	246,769	0.1
533,000	Royal Bank of Canada, 1.600%, 01/21/2025	502,682	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
210,000	Royal Bank of Canada, 5.442%, (US0003M + 0.660)%, 10/05/2023	$209,914	0.1
506,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	482,922	0.1
810,000 (1)(2)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	759,539	0.2
534,000 (2)	Skandinaviska Enskilda Banken AB, 3.700%, 06/09/2025	518,390	0.1
544,000 (2)(3)	Societe Generale SA, 2.226%, 01/21/2026	501,938	0.1
950,000 (2)	Starwood Property Trust, Inc., 3.625%, 07/15/2026	790,296	0.2
394,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 07/08/2025	361,038	0.1
750,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	724,124	0.2
535,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	503,438	0.1
533,000 (2)	Svenska Handelsbanken AB, 3.650%, 06/10/2025	516,225	0.1
447,000 (2)	Swedbank AB, 3.356%, 04/04/2025	431,311	0.1
535,000	Toronto-Dominion Bank/The, 0.700%, 09/10/2024	503,269	0.1
533,000 (1)	Toronto-Dominion Bank/The, 1.450%, 01/10/2025	501,778	0.1
519,000	Toronto-Dominion Bank/The, 3.766%, 06/06/2025	505,529	0.1
315,000 (3)	Truist Financial Corp., 4.873%, 01/26/2029	307,430	0.1
515,000 (2)	UBS AG/London, 0.700%, 08/09/2024	481,518	0.1
1,000,000 (2)(3)	UBS Group AG, 1.008%, 07/30/2024	980,264	0.3
451,000 (2)(3)	UBS Group AG, 4.488%, 05/12/2026	435,328	0.1
539,000 (2)(3)	UBS Group AG, 4.490%, 08/05/2025	526,136	0.1
900,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 3.500%, 02/15/2025	854,067	0.2
700,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 4.625%, 06/15/2025	677,669	0.2
200,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 5.625%, 05/01/2024	198,500	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
88,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	$82,839	0.0
503,000 (3)	Wells Fargo & Co., 2.188%, 04/30/2026	471,744	0.1
399,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	379,410	0.1
		72,132,700	18.4
	Industrial: 1.9%
481,000	Avnet, Inc., 6.250%, 03/15/2028	489,989	0.1
600,000	Ball Corp., 4.875%, 03/15/2026	596,160	0.1
830,000	Boeing Co/The, 4.875%, 05/01/2025	828,720	0.2
900,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	844,852	0.2
433,000 (2)	Graphic Packaging International LLC, 0.821%, 04/15/2024	412,722	0.1
665,000	Huntington Ingalls Industries, Inc., 0.670%, 08/16/2023	654,012	0.2
481,000	Lockheed Martin Corp., 5.100%, 11/15/2027	499,802	0.1
136,000 (2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	135,923	0.0
226,000	Raytheon Technologies Corp., 5.000%, 02/27/2026	229,536	0.1
700,000	Republic Services, Inc., 2.500%, 08/15/2024	678,337	0.2
300,000 (2)	Sealed Air Corp., 5.500%, 09/15/2025	296,717	0.1
350,000 (2)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	307,363	0.1
829,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	794,839	0.2
750,000 (2)	TransDigm, Inc., 8.000%, 12/15/2025	764,531	0.2
		7,533,503	1.9
	Technology: 3.4%
481,000	Broadcom, Inc., 3.459%, 09/15/2026	459,948	0.1
900,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	899,851	0.2
332,000	CGI, Inc., 1.450%, 09/14/2026	298,437	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
992,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	$948,961	0.3
308,000	Fidelity National Information Services, Inc., 4.700%, 07/15/2027	303,547	0.1
941,000	Fiserv, Inc., 2.750%, 07/01/2024	913,293	0.2
481,000	Fiserv, Inc., 5.450%, 03/02/2028	491,507	0.1
954,000	HP, Inc., 2.200%, 06/17/2025	899,558	0.2
660,000	Intel Corp., 4.875%, 02/10/2026	668,695	0.2
514,000	International Business Machines Corp., 4.000%, 07/27/2025	508,434	0.1
441,000	International Business Machines Corp., 4.500%, 02/06/2026	440,406	0.1
308,000	International Business Machines Corp., 6.500%, 01/15/2028	335,493	0.1
505,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	439,166	0.1
900,000	Microchip Technology, Inc., 4.250%, 09/01/2025	886,536	0.2
909,000	NetApp, Inc., 1.875%, 06/22/2025	848,026	0.2
832,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.700%, 05/01/2025	790,062	0.2
447,000	Oracle Corp., 1.650%, 03/25/2026	410,849	0.1
282,000	Oracle Corp., 2.500%, 04/01/2025	270,107	0.1
570,000	Oracle Corp., 2.650%, 07/15/2026	532,825	0.1
615,000	Take-Two Interactive Software, Inc., 3.550%, 04/14/2025	599,270	0.2
703,000	VMware, Inc., 1.000%, 08/15/2024	663,685	0.2
380,000	VMware, Inc., 1.400%, 08/15/2026	336,301	0.1
262,000	Workday, Inc., 3.500%, 04/01/2027	250,849	0.1
		13,195,806	3.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 3.4%
467,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	$450,867	0.1
360,000	AES Corp./The, 1.375%, 01/15/2026	324,194	0.1
269,000 (2)	AES Corp./The, 3.300%, 07/15/2025	255,391	0.1
522,000	Alabama Power Co., 3.750%, 09/01/2027	508,088	0.1
497,000 (1)	American Electric Power Co., Inc., 0.750%, 11/01/2023	485,327	0.1
507,000	American Electric Power Co., Inc., 2.031%, 03/15/2024	490,707	0.1
258,000 (2)	Aquarion Co., 4.000%, 08/15/2024	255,260	0.1
152,000	Arizona Public Service Co., 3.350%, 06/15/2024	148,825	0.0
282,000	Avangrid, Inc., 3.200%, 04/15/2025	270,105	0.1
363,000	Black Hills Corp., 1.037%, 08/23/2024	341,779	0.1
524,000 (3)	DTE Energy Co., 4.220%, 11/01/2024	518,433	0.1
930,000 (2)	East Ohio Gas Co/The, 1.300%, 06/15/2025	854,023	0.2
497,000 (2)	Enel Finance International NV, 6.800%, 10/14/2025	514,094	0.1
835,000	Entergy Corp., 0.900%, 09/15/2025	752,374	0.2
303,000	Eversource Energy, 2.900%, 03/01/2027	282,923	0.1
478,000	Interstate Power and Light Co., 3.250%, 12/01/2024	464,624	0.1
317,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	308,231	0.1
376,000	National Rural Utilities Cooperative Finance Corp., 1.875%, 02/07/2025	356,807	0.1
359,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	324,857	0.1
327,000	NextEra Energy Capital Holdings, Inc., 4.625%, 07/15/2027	326,359	0.1
440,000	NextEra Energy Capital Holdings, Inc., 4.900%, 02/28/2028	443,257	0.1
559,000	NiSource, Inc., 0.950%, 08/15/2025	508,913	0.1
377,000 (2)	NRG Energy, Inc., 3.750%, 06/15/2024	365,902	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
883,000	OGE Energy Corp., 0.703%, 05/26/2023	$876,857	0.2
703,626	PG&E Wildfire Recovery Funding LLC, 3.594%, 06/01/2032	672,435	0.2
180,000	Public Service Electric and Gas Co., 3.750%, 03/15/2024	176,273	0.1
153,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	159,145	0.0
255,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	244,543	0.1
1,378,000	Southern Co/The, 0.600%, 02/26/2024	1,318,809	0.3
317,000 (2)	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/2025	308,600	0.1
46,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	46,048	0.0
64,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	65,167	0.0
		13,419,217	3.4
	Total Corporate Bonds/Notes (Cost $155,056,730)	148,570,100	38.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.1%
1,000,000 (2)	Connecticut Avenue Securities Trust 2021-R01 1M2, 6.110%, (SOFR30A + 1.550)%, 10/25/2041	972,051	0.3
75,609	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	70,595	0.0
215	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	214	0.0
12,655	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	12,365	0.0
358,390	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	347,308	0.1
951,303	Freddie Mac 3049 XF, 5.034%, (US0001M + 0.350)%, 05/15/2033	940,332	0.2
133,844	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	137,440	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
455,858	Freddie Mac REMICS 3255 FA, 4.964%, (US0001M + 0.280)%, 12/15/2036	$446,567	0.1
26,715	Freddie Mac REMICS 3747 FA, 5.184%, (US0001M + 0.500)%, 10/15/2040	26,350	0.0
1,400,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.810%, (SOFR30A + 2.250)%, 08/25/2033	1,349,534	0.4
226,986 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2, 7.160%, (SOFR30A + 2.600)%, 11/25/2050	227,321	0.1
800,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300)%, 08/25/2033	788,604	0.2
900,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1B, 6.960%, (SOFR30A + 2.400)%, 02/25/2042	875,424	0.2
3,916,523	Ginnie Mae 2015-H32 FH, 5.226%, (US0001M + 0.660)%, 12/20/2065	3,902,098	1.0
339,947	Ginnie Mae Series 2010-H03 FA, 5.185%, (US0001M + 0.550)%, 03/20/2060	338,627	0.1
29,080	Ginnie Mae Series 2010-H10 FC, 5.635%, (US0001M + 1.000)%, 05/20/2060	29,139	0.0
1,879,162	Ginnie Mae Series 2010-H11 FA, 5.635%, (US0001M + 1.000)%, 06/20/2060	1,883,706	0.5
228,338	Ginnie Mae Series 2011-H03 FA, 5.066%, (US0001M + 0.500)%, 01/20/2061	227,236	0.1
66,052	Ginnie Mae Series 2011-H05 FA, 5.066%, (US0001M + 0.500)%, 12/20/2060	65,754	0.0
98,853	Ginnie Mae Series 2011-H05 FB, 5.066%, (US0001M + 0.500)%, 12/20/2060	98,317	0.0
495,024	Ginnie Mae Series 2011-H06 FA, 5.016%, (US0001M + 0.450)%, 02/20/2061	492,159	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
45,414	Ginnie Mae Series 2011-H07 FA, 5.066%, (US0001M + 0.500)%, 02/20/2061	$45,172	0.0
111,529	Ginnie Mae Series 2011-H08 FD, 5.066%, (US0001M + 0.500)%, 02/20/2061	110,973	0.0
396,053	Ginnie Mae Series 2011-H08 FG, 5.046%, (US0001M + 0.480)%, 03/20/2061	393,884	0.1
545,045	Ginnie Mae Series 2011-H09 AF, 5.066%, (US0001M + 0.500)%, 03/20/2061	542,501	0.1
42,395	Ginnie Mae Series 2011-H11 FB, 5.066%, (US0001M + 0.500)%, 04/20/2061	42,197	0.0
127,435	Ginnie Mae Series 2012-H18 NA, 5.086%, (US0001M + 0.520)%, 08/20/2062	126,760	0.0
1,250,540	Ginnie Mae Series 2012-H23 SA, 5.096%, (US0001M + 0.530)%, 10/20/2062	1,246,667	0.3
668,480	Ginnie Mae Series 2012-H23 WA, 5.086%, (US0001M + 0.520)%, 10/20/2062	664,795	0.2
327,429	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	305,888	0.1
211,750 (3)	Ginnie Mae Series 2014-53 JM, 7.012%, 04/20/2039	222,920	0.1
3,782,628	Ginnie Mae Series 2016-H16 FE, 3.155%, (US0012M + 0.380)%, 06/20/2066	3,746,110	1.0
1,249,676	Ginnie Mae Series 2017-H06 FE, 5.116%, (US0001M + 0.550)%, 02/20/2067	1,242,716	0.3
1,089,386	Ginnie Mae Series 2017-H07 FG, 5.026%, (US0001M + 0.460)%, 02/20/2067	1,083,163	0.3
1,054,971 (2)(3)	JP Morgan Mortgage Trust 2021-INV6 A3, 2.500%, 04/25/2052	837,498	0.2
	Total Collateralized Mortgage Obligations (Cost $24,171,677)	23,842,385	6.1
U.S. TREASURY OBLIGATIONS: 25.4%
	U.S. Treasury Notes: 25.4%
27,813,000	0.125%, 01/15/2024	26,831,881	6.9
97,000	3.625%, 03/31/2028	97,167	0.0
4,818,000	3.875%, 03/31/2025	4,803,603	1.2
2,264,000 (1)	4.000%, 02/29/2028	2,305,123	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
1,369,000 (1)	4.625%, 02/28/2025	$1,382,423	0.3
62,635,000	4.625%, 03/15/2026	64,066,307	16.4
	Total U.S. Treasury Obligations (Cost $98,162,385)	99,486,504	25.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.6%
604,500 (2)	AREIT 2019-CRE3 C Trust, 6.674%, (TSFR1M + 2.015)%, 09/14/2036	574,254	0.1
4,000,000 (2)	BBCMS Trust 2021-AGW E, 7.834%, (US0001M + 3.150)%, 06/15/2036	3,460,949	0.9
1,000,000 (2)	BDS 2018-FL8 E, 7.011%, (US0001M + 2.250)%, 01/18/2036	918,577	0.2
2,917,000 (2)	BHMS 2018-ATLS C, 6.584%, (US0001M + 1.900)%, 07/15/2035	2,771,401	0.7
343,613 (2)	BX 2021-MFM1 B, 5.892%, (TSFR1M + 1.065)%, 01/15/2034	330,642	0.1
1,550,000 (2)	BX Trust 2021-ARIA C, 6.330%, (US0001M + 1.646)%, 10/15/2036	1,453,057	0.4
1,453,188 (2)	BX Trust 2022-PSB A, 7.278%, (TSFR1M + 2.451)%, 08/15/2039	1,447,748	0.4
2,000,000 (2)(3)	COMM 2013-CCRE11 C Mortgage Trust, 5.118%, 08/10/2050	1,953,797	0.5
120,000 (2)(3)	COMM 2013-CR10 E Mortgage Trust, 4.867%, 08/10/2046	112,776	0.0
800,000 (2)	CSWF 2021-SOP2 D, 7.001%, (US0001M + 2.317)%, 06/15/2034	708,776	0.2
2,200,000 (2)(4)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	1,249,290	0.3
548,000 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.050%, 11/29/2050	374,041	0.1
710,000 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.320%, 11/29/2050	470,976	0.1
5,052	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	5,003	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,396	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	$3,370	0.0
65,075	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	62,089	0.0
16,448	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	16,044	0.0
3,757	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	3,699	0.0
4,559	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	4,508	0.0
61,235	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	59,026	0.0
27,317	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	26,870	0.0
7,748	Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	7,623	0.0
330,000 (2)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	285,799	0.1
1,039,000 (2)(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.600%, 10/10/2032	970,585	0.3
1,070,000 (2)	GS Mortgage Securities Corp. Trust 2019-70P C, 6.184%, (US0001M + 1.500)%, 10/15/2036	965,103	0.2
190,000 (2)	GSCG Trust 2019-600C A, 2.936%, 09/06/2034	167,165	0.0
330,000 (2)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	305,809	0.1
210,000 (3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.347%, 12/15/2047	195,749	0.1
360,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX, 4.950%, 07/05/2033	301,860	0.1
100,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	69,709	0.0
1,100,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.176%, 11/15/2045	1,028,120	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	$782,564	0.2
820,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.635%, 04/15/2047	776,098	0.2
1,000,000 (2)(3)	LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/2049	666,770	0.2
172,173	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	165,869	0.0
423,036 (2)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 6.995%, (US0001M + 2.150)%, 02/25/2035	423,418	0.1
2,000,000 (2)	SMRT 2022-MINI F, 8.178%, (TSFR1M + 3.350)%, 01/15/2039	1,795,317	0.5
5,000,000 (2)(3)	UBS-Barclays Commercial Mortgage Trust 2013-C6 C, 4.102%, 04/10/2046	4,631,108	1.2
	Total Commercial Mortgage-Backed Securities (Cost $32,133,222)	29,545,559	7.6
ASSET-BACKED SECURITIES: 18.6%
	Automobile Asset-Backed Securities: 3.3%
400,000	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	389,964	0.1
371,745	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	366,042	0.1
1,100,000	AmeriCredit Automobile Receivables Trust 2021-3 A3, 0.760%, 08/18/2026	1,055,251	0.3
700,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	648,030	0.2
750,000	Americredit Automobile Receivables Trust 2023-1 A3, 5.620%, 11/18/2027	761,266	0.2
55,221	BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	54,656	0.0
56,658	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	56,496	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
150,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	$138,167	0.0
300,000	CarMax Auto Owner Trust 2022-1 B, 1.950%, 09/15/2027	277,062	0.1
700,000	Carvana Auto Receivables Trust 2022-P1 A3, 3.350%, 02/10/2027	675,877	0.2
1,210,177	Drive Auto Receivables Trust 2021-2 B, 0.580%, 12/15/2025	1,201,902	0.3
878,867	Exeter Automobile Receivables Trust 2021-3A B, 0.690%, 01/15/2026	868,765	0.2
900,000	Ford Credit Auto Owner Trust 2022-A B, 1.910%, 07/15/2027	835,846	0.2
264,416	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	262,474	0.1
450,000	GM Financial Automobile Leasing Trust 2023-1 A4, 5.160%, 01/20/2027	452,659	0.1
400,000	GM Financial Consumer Automobile Receivables Trust 2022-4 B, 5.500%, 08/16/2028	408,105	0.1
550,000	GM Financial Consumer Automobile Receivables Trust 2023-1 A3, 4.660%, 02/16/2028	552,174	0.1
99,340	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	98,355	0.0
1,050,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	954,962	0.3
323,287 (2)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	306,813	0.1
1,350,000 (2)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	1,294,033	0.3
994,827	Santander Drive Auto Receivables Trust 2021-3 B, 0.600%, 12/15/2025	990,180	0.3
169,335	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	168,478	0.0
		12,817,557	3.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Credit Card Asset-Backed Securities: 0.2%
800,000 (2)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	$764,204	0.2

	Other Asset-Backed Securities: 14.3%
550,000 (2)	AB BSL CLO 4 Ltd. 2023-4A A, 6.508%, (TSFR3M + 2.000)%, 04/20/2036	550,364	0.1
600,000 (2)	Allegany Park CLO Ltd. 2019-1A AR, 5.939%, (TSFR3M + 1.300)%, 01/20/2035	583,707	0.1
400,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 6.022%, (US0003M + 1.230)%, 01/15/2030	389,049	0.1
250,000 (2)	Babson CLO Ltd. 2017-1A A2, 6.145%, (US0003M + 1.350)%, 07/18/2029	245,521	0.1
1,900,000 (2)	Ballyrock CLO 17 Ltd. 2021-17A A1B, 6.208%, (US0003M + 1.400)%, 10/20/2034	1,840,182	0.5
500,000 (2)	Barings Clo Ltd. 2019-4A A1, 6.122%, (US0003M + 1.330)%, 01/15/2033	494,252	0.1
2,900,000 (2)	BDS 2021-FL10 E Ltd., 8.111%, (US0001M + 3.350)%, 12/16/2036	2,718,705	0.7
2,000,000 (2)	Benefit Street Partners CLO XX Ltd. 2020-20A AR, 5.962%, (US0003M + 1.170)%, 07/15/2034	1,955,020	0.5
2,500,000 (2)	BlueMountain CLO XXXII Ltd. 2021-32A A, 5.962%, (US0003M + 1.170)%, 10/15/2034	2,436,242	0.6
4,000,000 (2)	BRSP 2021-FL1 B Ltd., 6.661%, (US0001M + 1.900)%, 08/19/2038	3,803,003	1.0
450,000 (2)	Carlyle US Clo 2017-2A CR Ltd., 6.208%, (US0003M + 1.400)%, 07/20/2031	441,888	0.1
500,000 (2)	Carlyle US CLO 2020-2A A1R Ltd., 5.958%, (US0003M + 1.140)%, 01/25/2035	487,319	0.1
800,000 (2)	Carlyle US Clo 2021-4A A2 Ltd., 6.208%, (US0003M + 1.400)%, 04/20/2034	779,302	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (2)	Cedar Funding IV CLO Ltd.2014-4A ARR, 5.975%, (US0003M + 1.160)%, 07/23/2034	$485,303	0.1
600,000 (2)	CIFC Funding 2019-6A A1 Ltd., 6.122%, (US0003M + 1.330)%, 01/16/2033	594,713	0.2
250,000 (2)	CIFC Funding 2019-6A A2 Ltd., 6.542%, (US0003M + 1.750)%, 01/16/2033	248,821	0.1
500,000 (2)	CIFC Funding 2020-2A AR Ltd., 5.978%, (US0003M + 1.170)%, 10/20/2034	489,671	0.1
2,750,000 (2)	CIFC Funding 2020-IA A1R Ltd., 5.942%, (US0003M + 1.150)%, 07/15/2036	2,695,671	0.7
2,481,118	CNH Equipment Trust 2021-B A3, 0.440%, 08/17/2026	2,375,534	0.6
650,000	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	616,555	0.2
233,974 (2)	Deer Creek Clo Ltd. 2017-1A A, 5.988%, (US0003M + 1.180)%, 10/20/2030	231,978	0.1
347,313 (2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 6.064%, (US0003M + 1.200)%, 08/15/2030	345,047	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 6.058%, (US0003M + 1.250)%, 01/20/2030	241,096	0.1
254,598 (2)	Elevation CLO 2014-2A A1R Ltd., 6.124%, (TSFR3M + 1.230)%, 10/15/2029	253,059	0.1
250,000 (2)	Elmwood CLO IX Ltd. 2021-2A A, 5.938%, (US0003M + 1.130)%, 07/20/2034	244,602	0.1
400,000 (2)	HGI CRE CLO 2021-FL3 A Ltd., 6.258%, (SOFR30A + 1.700)%, 04/20/2037	393,162	0.1
2,500,000	John Deere Owner Trust 2021-B A3, 0.520%, 03/16/2026	2,392,788	0.6
450,000	John Deere Owner Trust 2022-A A4, 2.490%, 01/16/2029	428,662	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
750,000 (2)	Kayne CLO 6 Ltd. 2019-6A A1, 6.188%, (US0003M + 1.380)%, 01/20/2033	$743,098	0.2
500,000 (2)	Kayne CLO 7 Ltd. 2020-7A A1, 5.992%, (US0003M + 1.200)%, 04/17/2033	492,789	0.1
2,600,000 (2)	Kubota Credit Owner Trust 2021-2A A3, 0.560%, 11/17/2025	2,473,982	0.6
1,100,000 (2)	Kubota Credit Owner Trust 2023-1A A3, 5.020%, 06/15/2027	1,101,032	0.3
2,750,000 (2)	Magnetite XXVI Ltd. 2020-26A A2R, 6.218%, (US0003M + 1.400)%, 07/25/2034	2,671,631	0.7
500,000 (2)	Marble Point CLO XIV Ltd. 2018-2A A1R, 6.088%, (US0003M + 1.280)%, 01/20/2032	492,606	0.1
152,581 (2)	Marlette Funding Trust 2021-1A B, 1.000%, 06/16/2031	151,404	0.0
1,575,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL6 C, 6.559%, (US0001M + 1.850)%, 07/16/2036	1,484,848	0.4
340,000 (2)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 6.138%, (US0003M + 1.340)%, 01/19/2033	335,794	0.1
400,000 (2)	Oaktree CLO Ltd. 2021-1A A1, 5.952%, (US0003M + 1.160)%, 07/15/2034	391,210	0.1
1,550,000 (2)	OCP CLO 2020-19A AR Ltd., 5.958%, (US0003M + 1.150)%, 10/20/2034	1,512,445	0.4
400,000 (2)	OCP CLO 2021-22A A Ltd., 5.988%, (US0003M + 1.180)%, 12/02/2034	389,622	0.1
300,000 (2)	Octagon 61 Ltd. 2023-2A A, 6.358%, (TSFR3M + 1.850)%, 04/20/2036	300,225	0.1
250,000 (2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 6.148%, (US0003M + 1.350)%, 07/19/2030	241,940	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
600,000 (2)	Octagon Loan Funding Ltd. 2014-1A ARR, 6.095%, (US0003M + 1.180)%, 11/18/2031	$591,803	0.1
3,700,000 (2)	OHA Credit Partners XIII Ltd. 2016-13A AR, 5.985%, (US0003M + 1.170)%, 10/25/2034	3,612,299	0.9
3,000,000 (2)	OHA Credit Partners XVI 2021-16A A, 5.945%, (US0003M + 1.150)%, 10/18/2034	2,941,380	0.7
500,000 (2)	OHA Loan Funding 2015-1A AR3 Ltd., 5.948%, (US0003M + 1.150)%, 01/19/2037	489,080	0.1
474,622 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 5.908%, (US0003M + 1.100)%, 07/20/2030	470,901	0.1
1,650,000 (2)	Palmer Square CLO 2019-1A A1R Ltd., 6.019%, (US0003M + 1.150)%, 11/14/2034	1,613,040	0.4
350,000 (2)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	327,328	0.1
600,000 (2)	PFS Financing Corp. 2022-D A, 4.270%, 08/15/2027	589,853	0.1
410,000 (2)	Sound Point CLO XXV Ltd. 2019-4A A1R, 5.940%, (TSFR3M + 1.280)%, 04/25/2033	396,087	0.1
500,000 (2)	THL Credit Wind River 2019-1A AR CLO Ltd., 5.968%, (US0003M + 1.160)%, 07/20/2034	485,302	0.1
1,650,000 (2)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	1,538,665	0.4
300,000 (2)	Wellman Park CLO Ltd. 2021-1A A, 5.892%, (US0003M + 1.100)%, 07/15/2034	293,434	0.1
1,250,000 (2)	Wind River 2022-1A A CLO Ltd., 6.169%, (TSFR3M + 1.530)%, 07/20/2035	1,226,163	0.3
		56,119,177	14.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: 0.8%
440 (2)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	$439	0.0
26,441 (2)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	25,929	0.0
268,928 (2)	Navient Private Education Loan Trust 2014-AA A3, 6.284%, (US0001M + 1.600)%, 10/15/2031	268,239	0.1
198,882 (2)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	184,097	0.0
61,873 (2)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	55,369	0.0
109,765 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	96,068	0.0
1,610,182 (2)	Navient Private Education Refi Loan Trust 2021-EA A, 0.970%, 12/16/2069	1,368,616	0.4
380,697 (2)	Navient Private Education Refi Loan Trust 2021-F A, 1.110%, 02/18/2070	321,508	0.1
387,938 (2)	Sofi Professional Loan Program 2018-A A2B LLC, 2.950%, 02/25/2042	375,221	0.1
441,084 (2)	SoFi Professional Loan Program 2021-B AFX Trust, 1.140%, 02/15/2047	369,057	0.1
		3,064,543	0.8
	Total Asset-Backed Securities (Cost $75,367,469)	72,765,481	18.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
	Federal Home Loan Mortgage Corporation: 0.1%(5)
11,646	5.500%, 01/01/2037	11,785	0.0
17,957	5.500%, 08/01/2038	18,173	0.0
5,411	5.500%, 10/01/2038	5,476	0.0
281	5.500%, 10/01/2038	284	0.0
121,919	5.500%, 11/01/2038	126,827	0.1
96,964	5.500%, 02/01/2039	98,127	0.0
		260,672	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: 0.0%
6,014	5.000%, 03/01/2027	$6,061	0.0
92,107	5.000%, 05/01/2042	94,149	0.0
		100,210	0.0
	Total U.S. Government Agency Obligations (Cost $374,397)	360,882	0.1
	Total Long-Term Investments
	(Cost $385,265,880)	374,570,911	95.8
SHORT-TERM INVESTMENTS: 7.6%
	Commercial Paper: 5.9%
2,000,000	American Electric Power Co., Inc., 4.950%, 04/25/2023	1,992,693	0.5
3,000,000	Berkshire Hathaway, Inc., 4.970%, 04/14/2023	2,993,986	0.8
3,000,000	Dominion Resources, Inc., 5.070%, 05/01/2023	2,986,448	0.7
3,700,000	EIDP Inc., 5.140%, 04/03/2023	3,698,421	0.9
3,000,000	EIDP Inc., 5.110%, 06/06/2023	2,971,419	0.7
2,400,000	Fiserv, Inc., 5.220%, 04/04/2023	2,398,643	0.6
3,000,000	Keurig Dr Pepper, Inc., 5.240%, 04/04/2023	2,998,377	0.8
1,500,000	McCormick & Co., Inc., 5.290%, 04/28/2023	1,493,835	0.4
2,000,000	Parker-Hannifin Corp., 5.340%, 06/20/2023	1,975,731	0.5
	Total Commercial Paper
	(Cost $23,510,972)	23,509,553	5.9

	Repurchase Agreements: 1.3%
1,183,850 (6)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,184,319, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.000%, Market Value plus accrued interest $1,207,527, due 11/01/49-02/01/51)	1,183,850	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
206,612 (6)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $206,694, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $210,744, due 12/26/24-03/20/53)	$206,612	0.1
1,183,850 (6)	HSBC Securities USA, Repurchase Agreement dated 03/31/23, 4.80%, due 04/03/23 (Repurchase Amount $1,184,317, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,207,527, due 06/15/24-02/15/53)	1,183,850	0.3
1,183,850 (6)	Jefferies LLC, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $1,184,328, collateralized by various U.S. Government Agency Obligations, 0.000%-5.750%, Market Value plus accrued interest $1,207,535, due 04/14/23-03/21/28)	1,183,850	0.3
1,183,850 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,184,319, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,207,527, due 04/06/23-02/20/53)	1,183,850	0.3
	Total Repurchase Agreements (Cost $4,942,012)	4,942,012	1.3

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
1,485,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730%
	(Cost $1,485,000)	$1,485,000	0.4
	Total Short-Term Investments (Cost $29,937,984)	29,936,565	7.6
	Total Investments in Securities
	(Cost $415,203,864)	$404,507,476	103.4
	Liabilities in Excess of Other Assets	(13,173,950)	(3.4)
	Net Assets	$391,333,526	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(4)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2023.

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$148,570,100	$—	$148,570,100
Collateralized Mortgage Obligations	—	23,842,385	—	23,842,385
Asset-Backed Securities	—	72,765,481	—	72,765,481
Commercial Mortgage-Backed Securities	—	29,545,559	—	29,545,559
U.S. Government Agency Obligations	—	360,882	—	360,882
U.S. Treasury Obligations	—	99,486,504	—	99,486,504
Short-Term Investments	1,485,000	28,451,565	—	29,936,565
Total Investments, at fair value	$1,485,000	$403,022,476	$—	$404,507,476
Other Financial Instruments+
Futures	1,671,150	—	—	1,671,150
Total Assets	$3,156,150	$403,022,476	$—	$406,178,626
Liabilities Table
Other Financial Instruments+
Futures	$(461,023)	$—	$—	$(461,023)
Total Liabilities	$(461,023)	$—	$—	$(461,023)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	692	06/30/23	$142,865,562	$1,671,150
			$142,865,562	$1,671,150
Short Contracts:
U.S. Treasury 10-Year Note	(13)	06/21/23	(1,493,984)	(9,575)
U.S. Treasury 5-Year Note	(209)	06/30/23	(22,887,133)	(451,448)
			$(24,381,117)	$(461,023)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$1,671,150
Total Asset Derivatives		$1,671,150
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$461,023
Total Liability Derivatives		$461,023

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(130,992)	$(130,992)
Equity contracts	(10,727)	—	(10,727)
Interest rate contracts	(6,094,095)	—	(6,094,095)
Total	$(6,104,822)	$(130,992)	$(6,235,814)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$—	$—
Interest rate contracts	2,375,076	—	2,375,076
Total	$2,375,076	$—	$2,375,076
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $416,936,164.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,612,002
Gross Unrealized Depreciation	(12,830,562)
Net Unrealized Depreciation	$(11,218,560)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.9%
	Basic Materials: 1.4%
200,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$160,060	0.0
425,000 (1)(2)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	289,230	0.0
2,825,000 (1)	Braskem Netherlands Finance BV, 7.250%, 02/13/2033	2,716,944	0.2
1,350,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	1,239,638	0.1
1,500,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,381,174	0.1
660,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	606,280	0.0
350,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	318,573	0.0
625,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	530,491	0.0
600,000 (1)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	516,768	0.0
625,000 (1)	Constellium SE, 5.625%, 06/15/2028	590,772	0.0
1,900,000 (1)	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	1,920,774	0.1
1,000,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	883,218	0.1
600,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	578,971	0.0
1,800,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	1,619,931	0.1
1,200,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	1,109,546	0.1
685,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	607,880	0.0
800,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	725,937	0.1
200,000	Inversiones CMPC SA, 4.375%, 04/04/2027	190,084	0.0
925,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750)%, 02/15/2026	855,049	0.1
825,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	694,695	0.1
925,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	847,344	0.1
765,000 (1)	Novelis Corp., 3.875%, 08/15/2031	645,446	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
315,000 (1)	Novelis Corp., 4.750%, 01/30/2030	$289,800	0.0
675,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	595,448	0.0
325,000 (1)	OCP SA, 3.750%, 06/23/2031	267,101	0.0
490,000	Olin Corp., 5.000%, 02/01/2030	459,929	0.0
485,000	Olin Corp., 5.125%, 09/15/2027	465,603	0.0
800,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	592,893	0.0
200,000 (1)(2)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	187,980	0.0
1,100,000 (1)	POSCO, 4.500%, 08/04/2027	1,080,725	0.1
600,000 (1)	SPCM SA, 3.125%, 03/15/2027	526,663	0.0
1,350,000	Suzano Austria GmbH, 5.000%, 01/15/2030	1,286,975	0.1
200,000	Suzano Austria GmbH, 6.000%, 01/15/2029	201,664	0.0
700,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	635,887	0.0
825,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	508,023	0.0
750,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	628,924	0.0
		26,756,420	1.4
	Communications: 1.9%
700,000 (1)	Acuris Finance Us, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	550,420	0.0
1,000,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	639,100	0.1
1,000,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	765,556	0.1
575,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	532,795	0.0
625,000	AMC Networks, Inc., 4.250%, 02/15/2029	384,934	0.0
875,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	581,975	0.0
825,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	646,128	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,190,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	$974,503	0.1
755,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	697,405	0.1
1,090,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,031,402	0.1
3,016,000	Comcast Corp., 2.937%, 11/01/2056	2,011,112	0.1
325,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	306,389	0.0
200,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	146,480	0.0
375,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	312,937	0.0
675,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	498,670	0.0
450,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	423,405	0.0
800,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	395,240	0.0
325,000	CSC Holdings LLC, 5.250%, 06/01/2024	313,995	0.0
1,300,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	685,750	0.1
400,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	255,360	0.0
675,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	611,995	0.0
950,000	DISH DBS Corp., 5.125%, 06/01/2029	506,901	0.0
275,000 (1)	DISH DBS Corp., 5.250%, 12/01/2026	219,937	0.0
425,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	317,953	0.0
525,000	DISH DBS Corp., 7.375%, 07/01/2028	300,079	0.0
600,000	Embarq Corp., 7.995%, 06/01/2036	252,861	0.0
375,000 (1)	GCI LLC, 4.750%, 10/15/2028	323,949	0.0
900,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	598,621	0.0
275,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	225,077	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
600,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	$480,174	0.0
450,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	379,775	0.0
720,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	680,692	0.1
248,000 (1)(16)	Level 3 Financing, Inc., 10.500%, 05/15/2030	236,840	0.0
1,025,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	953,250	0.1
655,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	537,922	0.0
825,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	537,290	0.0
440,000	Netflix, Inc., 5.875%, 11/15/2028	463,474	0.0
475,000 (4)	Paramount Global, 6.250%, 02/28/2057	355,932	0.0
3,650,000 (4)	Paramount Global, 6.375%, 03/30/2062	2,896,658	0.2
875,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	359,927	0.0
325,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	262,421	0.0
460,000 (1)(2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	366,353	0.0
1,625,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,523,113	0.1
625,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	424,197	0.0
1,350,000	Sprint Corp., 7.125%, 06/15/2024	1,373,586	0.1
375,000	Sprint Corp., 7.625%, 03/01/2026	396,893	0.0
790,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	693,618	0.1
375,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	322,031	0.0
405,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	367,116	0.0
550,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	564,410	0.0
325,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	273,379	0.0
1,330,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	1,262,303	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
625,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	$568,375	0.0
600,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	569,418	0.0
140,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	131,586	0.0
325,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	240,500	0.0
625,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	535,129	0.0
1,300,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,156,792	0.1
765,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	656,680	0.1
1,075,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	654,783	0.1
		35,735,546	1.9
	Consumer, Cyclical: 3.3%
575,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	493,580	0.0
970,000 (1)	Academy Ltd., 6.000%, 11/15/2027	947,319	0.1
870,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	774,908	0.1
900,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	868,369	0.1
500,000 (1)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	515,297	0.0
975,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	870,597	0.1
175,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	149,496	0.0
800,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	779,840	0.1
865,000 (1)	American Airlines, Inc., 7.250%, 02/15/2028	842,047	0.1
1,350,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	1,296,406	0.1
725,000 (1)	Arko Corp., 5.125%, 11/15/2029	600,959	0.0
500,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	455,685	0.0
475,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	425,688	0.0
1,025,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	917,160	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
150,000 (1)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750)%, 04/01/2027	$117,956	0.0
925,000 (1)(2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	809,870	0.1
665,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	665,653	0.0
400,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	407,366	0.0
1,595,000 (1)	Carnival Corp., 6.000%, 05/01/2029	1,269,859	0.1
1,090,000 (1)	Carnival Corp., 9.875%, 08/01/2027	1,123,812	0.1
650,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	635,382	0.0
600,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	515,283	0.0
395,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	403,619	0.0
575,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	474,262	0.0
750,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	697,571	0.1
200,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 7.375%, 01/15/2026	208,308	0.0
280,782 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	271,193	0.0
575,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	473,587	0.0
665,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	555,534	0.0
700,000 (2)	Ford Motor Co., 6.100%, 08/19/2032	679,323	0.1
1,400,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,247,750	0.1
1,700,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	1,559,929	0.1
1,225,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,163,101	0.1
600,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	564,123	0.0
700,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	555,756	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
700,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	$486,339	0.0
495,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	499,653	0.0
115,000 (2)	Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	108,710	0.0
500,000 (2)	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	432,430	0.0
600,000 (1)(2)	Hanesbrands, Inc., 4.875%, 05/15/2026	569,232	0.0
425,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	372,555	0.0
2,920,000	Home Depot, Inc./The, 3.625%, 04/15/2052	2,353,946	0.1
725,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	668,538	0.0
955,000 (1)	Interface, Inc., 5.500%, 12/01/2028	770,922	0.1
1,100,000 (1)(2)	International Game Technology PLC, 5.250%, 01/15/2029	1,054,350	0.1
700,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	536,547	0.0
850,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	712,083	0.1
850,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	559,793	0.0
2,183,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	1,784,511	0.1
265,000	M/I Homes, Inc., 3.950%, 02/15/2030	225,026	0.0
685,000	M/I Homes, Inc., 4.950%, 02/01/2028	634,518	0.0
305,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	222,250	0.0
210,000 (1)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	186,630	0.0
540,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	475,843	0.0
400,000	Mattel, Inc., 5.450%, 11/01/2041	337,200	0.0
800,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	655,600	0.0
150,000 (1)	Murphy Oil USA, Inc., 3.750%, 02/15/2031	126,529	0.0
450,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	410,490	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
165,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	$159,902	0.0
810,000 (1)(2)	NCL Corp. Ltd., 7.750%, 02/15/2029	695,336	0.1
150,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	150,649	0.0
500,000 (1)(2)	NCL Finance Ltd., 6.125%, 03/15/2028	405,685	0.0
400,000 (1)	Penn Entertainment, Inc., 4.125%, 07/01/2029	333,942	0.0
400,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	376,054	0.0
1,250,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	1,228,350	0.1
825,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	610,763	0.0
310,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	325,274	0.0
1,785,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	1,591,997	0.1
215,000 (1)	Royal Caribbean Cruises Ltd., 7.250%, 01/15/2030	216,537	0.0
420,000 (1)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	451,500	0.0
850,000 (1)(2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	751,939	0.1
665,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	658,998	0.0
325,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	333,031	0.0
795,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	694,822	0.1
675,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	606,303	0.0
930,000 (1)(2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	780,173	0.1
275,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	227,461	0.0
625,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	528,125	0.0
1,000,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	726,325	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
975,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	$881,083	0.1
700,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	615,524	0.0
675,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	623,709	0.0
675,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	564,320	0.0
710,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	643,133	0.0
680,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	663,819	0.0
315,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	301,732	0.0
1,025,000 (1)	Victoria’s Secret & Co., 4.625%, 07/15/2029	831,654	0.1
950,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	818,995	0.1
255,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	269,576	0.0
1,956,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	1,586,993	0.1
525,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	455,888	0.0
275,000 (1)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250)%, 03/15/2026	250,464	0.0
670,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	651,873	0.0
275,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	250,495	0.0
1,000,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	946,180	0.1
440,000 (1)(2)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031	446,719	0.0
		61,175,606	3.3
	Consumer, Non-cyclical: 1.7%
77,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	76,423	0.0
750,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	727,237	0.1
805,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	718,885	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
650,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	$566,172	0.0
330,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	308,375	0.0
730,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	726,277	0.1
300,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	224,281	0.0
150,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	144,300	0.0
450,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	401,512	0.0
825,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	771,387	0.1
875,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	812,147	0.1
450,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	396,630	0.0
300,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	257,952	0.0
225,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	132,952	0.0
310,000 (1)	Bausch Health Cos, Inc., 6.125%, 02/01/2027	200,948	0.0
137,000 (1)	Bausch Health Cos, Inc., 11.000%, 09/30/2028	101,495	0.0
675,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	684,362	0.0
225,000	Centene Corp., 2.625%, 08/01/2031	182,522	0.0
975,000	Centene Corp., 4.625%, 12/15/2029	917,612	0.1
1,000,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	891,430	0.1
350,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	258,755	0.0
600,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	471,210	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
550,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	$483,417	0.0
400,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	248,120	0.0
765,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	758,039	0.1
275,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	217,173	0.0
950,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	811,775	0.1
825,000	Encompass Health Corp., 4.750%, 02/01/2030	750,998	0.1
250,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	199,071	0.0
650,000 (1)	Garda World Security Corp., 7.750%, 02/15/2028	641,227	0.0
575,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	564,103	0.0
800,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	736,720	0.1
599,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	598,683	0.0
700,000 (1)	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	627,116	0.0
450,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	390,897	0.0
825,000 (1)(2)	Medline Borrower L.P., 5.250%, 10/01/2029	716,568	0.0
555,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	399,830	0.0
850,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	769,841	0.1
400,000	New Albertsons L.P., 7.450%, 08/01/2029	405,728	0.0
1,100,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	977,435	0.1
630,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	419,136	0.0
568,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	565,023	0.0
425,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	381,289	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	$980,930	0.1
575,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	538,166	0.0
875,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	764,563	0.1
675,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	549,389	0.0
355,000 (1)	Spectrum Brands, Inc., 3.875%, 03/15/2031	290,666	0.0
375,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	330,322	0.0
605,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	576,051	0.0
410,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	371,300	0.0
225,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	216,225	0.0
1,075,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,031,296	0.1
845,000 (1)	Tenet Healthcare Corp., 6.125%, 06/15/2030	834,353	0.1
725,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	576,382	0.0
675,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	627,959	0.0
255,000	United Rentals North America, Inc., 3.750%, 01/15/2032	219,890	0.0
495,000	United Rentals North America, Inc., 4.875%, 01/15/2028	473,864	0.0
125,000	United Rentals North America, Inc., 5.250%, 01/15/2030	120,434	0.0
600,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	588,247	0.0
		30,725,090	1.7
	Energy: 3.3%
510,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	480,578	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
625,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	$611,437	0.0
265,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	246,814	0.0
425,000	Apache Corp., 5.100%, 09/01/2040	360,836	0.0
325,000	Apache Corp., 5.250%, 02/01/2042	273,387	0.0
650,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	624,624	0.0
250,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	245,556	0.0
285,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	251,796	0.0
800,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	718,720	0.0
675,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	691,831	0.0
825,000	Cenovus Energy, Inc., 5.250%, 06/15/2037	780,476	0.1
350,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	347,804	0.0
820,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	813,182	0.1
575,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	495,247	0.0
825,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	782,100	0.1
1,025,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	964,443	0.1
1,050,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	1,000,907	0.1
350,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	343,786	0.0
525,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	481,183	0.0
162,000	Devon Energy Corp., 4.500%, 01/15/2030	154,871	0.0
275,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	241,408	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
575,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	$501,734	0.0
810,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	786,763	0.1
2,500,000	Ecopetrol SA, 6.875%, 04/29/2030	2,306,350	0.1
3,175,000	Ecopetrol SA, 8.875%, 01/13/2033	3,216,275	0.2
1,450,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	1,244,376	0.1
500,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	466,511	0.0
1,200,000	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	1,147,500	0.1
340,000 (1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	325,125	0.0
825,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	722,655	0.0
675,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	657,089	0.0
5,725,000 (4)	Energy Transfer L.P., 7.125%, 12/31/2199	4,829,038	0.3
1,225,000 (2)	EnLink Midstream LLC, 5.375%, 06/01/2029	1,180,257	0.1
285,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	259,225	0.0
131,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	129,666	0.0
725,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	746,530	0.0
725,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	764,885	0.1
560,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	500,805	0.0
505,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	479,933	0.0
205,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	190,928	0.0
400,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	368,716	0.0
400,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	369,360	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
475,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	$439,132	0.0
920,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	868,462	0.1
925,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	891,700	0.1
1,050,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	974,883	0.1
400,000	Murphy Oil Corp., 5.875%, 12/01/2027	390,083	0.0
700,000	Murphy Oil Corp., 6.375%, 07/15/2028	690,388	0.0
675,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	623,566	0.0
255,000	Nabors Industries, Inc., 5.100%, 09/15/2023	254,847	0.0
275,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	220,702	0.0
765,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	764,825	0.1
775,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	816,916	0.1
650,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	715,608	0.0
2,100,000 (1)	Pertamina Persero PT, 2.300%, 02/09/2031	1,732,931	0.1
1,000,000	Petroleos del Peru SA, 4.750%, 06/19/2032	744,410	0.0
6,450,000	Petroleos Mexicanos, 5.950%, 01/28/2031	4,941,035	0.3
33,000	Petroleos Mexicanos, 6.700%, 02/16/2032	26,293	0.0
4,700,000 (1)(2)	Petroleos Mexicanos, 10.000%, 02/07/2033	4,508,681	0.3
675,000 (1)	Precision Drilling Corp., 6.875%, 01/15/2029	613,170	0.0
1,625,000 (1)	Reliance Industries Ltd., 2.875%, 01/12/2032	1,352,017	0.1
1,700,000 (1)	Reliance Industries Ltd., 3.625%, 01/12/2052	1,203,682	0.1
875,000	Southwestern Energy Co., 5.375%, 02/01/2029	825,698	0.1
855,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	745,414	0.0
315,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	289,537	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
705,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	$638,381	0.0
400,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	400,220	0.0
568,750 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	558,058	0.0
95,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	97,852	0.0
275,000	Transocean, Inc., 6.800%, 03/15/2038	190,730	0.0
475,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	431,766	0.0
1,025,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	1,049,559	0.1
975,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	851,648	0.1
		60,956,901	3.3
	Financial: 6.5%
475,000 (2)	Ally Financial, Inc., 5.750%, 11/20/2025	447,244	0.0
375,000	Ally Financial, Inc., 6.700%, 02/14/2033	333,625	0.0
3,624,000	American Express Co., 3.950%, 08/01/2025	3,555,919	0.2
625,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	511,762	0.0
1,250,000	Banco Nacional de Panama, 2.500%, 08/11/2030	970,913	0.1
1,628,000 (1)(4)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	1,483,545	0.1
2,100,000	Bank Hapoalim, 3.255%, 01/21/2032	1,754,550	0.1
7,636,000 (4)	Bank of America Corp., 1.530%, 12/06/2025	7,144,799	0.4
10,000,000 (4)	Bank of America Corp., 3.384%, 04/02/2026	9,594,767	0.5
346,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	295,310	0.0
197,000 (4)	Bank of America Corp., 4.375%, 12/31/2199	167,970	0.0
825,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	698,643	0.1
625,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	538,618	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
5,076,000 (4)	Capital One Financial Corp., 4.166%, 05/09/2025	$4,919,711	0.3
5,992,000 (1)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	5,353,268	0.3
700,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	627,323	0.0
3,627,000 (1)(4)	Danske Bank A/S, 6.466%, 01/09/2026	3,632,825	0.2
255,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	196,471	0.0
527,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	487,396	0.0
10,000,000 (4)	JPMorgan Chase & Co., 2.083%, 04/22/2026	9,362,518	0.5
3,198,000 (4)	JPMorgan Chase & Co., 5.717%, 09/14/2033	3,278,553	0.2
825,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	597,230	0.0
7,906,000 (4)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	7,303,167	0.4
800,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	720,784	0.1
400,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	316,502	0.0
515,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	438,569	0.0
10,000,000 (4)	Morgan Stanley, 0.985%, 12/10/2026	8,921,260	0.5
10,000,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	9,387,792	0.5
8,714,000 (4)	Morgan Stanley, 4.679%, 07/17/2026	8,607,070	0.5
535,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	395,790	0.0
675,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	555,933	0.0
2,591,000	Nasdaq, Inc., 3.950%, 03/07/2052	2,016,838	0.1
850,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	654,049	0.0
875,000	Navient Corp., 4.875%, 03/15/2028	736,964	0.1
475,000	Navient Corp., 5.000%, 03/15/2027	418,993	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
165,000	Navient Corp., 7.250%, 09/25/2023	$164,610	0.0
756,000	Northern Trust Corp., 6.125%, 11/02/2032	806,466	0.1
425,000	OneMain Finance Corp., 4.000%, 09/15/2030	319,132	0.0
950,000	OneMain Finance Corp., 5.375%, 11/15/2029	800,185	0.1
225,000	OneMain Finance Corp., 7.125%, 03/15/2026	216,518	0.0
900,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	829,692	0.1
1,235,000 (2)(4)	PNC Financial Services Group, Inc./The, 6.000%, 12/31/2199	1,139,978	0.1
7,777,000 (4)	PNC Financial Services Group, Inc./The, 6.250%, 12/31/2199	7,252,052	0.4
700,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	586,537	0.0
575,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	430,962	0.0
700,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	585,317	0.0
205,000	Service Properties Trust, 4.750%, 10/01/2026	171,376	0.0
220,000	Service Properties Trust, 5.500%, 12/15/2027	197,129	0.0
529,000 (4)	Truist Financial Corp., 4.800%, 12/31/2199	464,198	0.0
773,000 (4)	Truist Financial Corp., 5.100%, 12/31/2199	680,669	0.0
1,000,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	890,942	0.1
325,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	190,531	0.0
500,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	305,628	0.0
350,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	339,815	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
700,000 (1)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	$624,576	0.0
7,000,000 (4)	Wells Fargo & Co., 4.540%, 08/15/2026	6,877,460	0.4
725,000 (1)	XHR L.P., 4.875%, 06/01/2029	615,636	0.0
		120,916,080	6.5
	Industrial: 1.5%
1,025,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	785,355	0.1
375,000 (2)	Ball Corp., 3.125%, 09/15/2031	310,674	0.0
335,000	Ball Corp., 6.875%, 03/15/2028	347,067	0.0
330,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	337,425	0.0
405,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	410,384	0.0
775,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	727,512	0.1
200,000 (1)	Builders FirstSource, Inc., 4.250%, 02/01/2032	174,458	0.0
475,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	440,346	0.0
725,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	649,071	0.0
775,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	736,885	0.1
815,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	843,093	0.1
225,000 (1)	Chart Industries, Inc., 9.500%, 01/01/2031	237,590	0.0
625,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	638,312	0.0
800,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	720,999	0.1
775,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	708,009	0.0
875,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	795,786	0.1
425,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	380,949	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
325,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	$268,479	0.0
350,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	301,613	0.0
625,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	521,937	0.0
725,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	627,624	0.0
550,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	560,139	0.0
935,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	837,498	0.1
400,000 (1)(3)	Intelligent Packaging Holdco Issuer LP, 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	282,028	0.0
725,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	625,313	0.0
600,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	600,255	0.0
3,425,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	3,240,962	0.2
800,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	764,720	0.1
790,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	714,950	0.1
575,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	514,142	0.0
400,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	381,000	0.0
800,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	797,692	0.1
875,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	817,338	0.1
375,000 (1)	Sealed Air Corp./Sealed Air Corp. US, 6.125%, 02/01/2028	379,575	0.0
280,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	278,236	0.0
895,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	783,931	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
890,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	$716,289	0.1
510,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	444,276	0.0
585,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	553,682	0.0
445,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	441,758	0.0
300,000 (1)	TK Elevator US Newco, Inc., 5.250%, 07/15/2027	283,622	0.0
425,000	TransDigm, Inc., 4.625%, 01/15/2029	378,267	0.0
500,000	TransDigm, Inc., 5.500%, 11/15/2027	472,001	0.0
575,000	TransDigm, Inc., 6.375%, 06/15/2026	562,669	0.0
760,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	641,702	0.0
		27,035,613	1.5
	Technology: 0.4%
820,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	688,303	0.1
625,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	518,874	0.0
345,000 (1)	Entegris Escrow Corp., 6.950%, 06/15/2030	334,733	0.0
275,000 (1)(2)	Entegris, Inc., 3.625%, 05/01/2029	237,617	0.0
1,175,000 (1)	NCR Corp., 5.125%, 04/15/2029	1,017,842	0.1
175,000 (1)	Open Text Corp., 3.875%, 02/15/2028	156,406	0.0
300,000 (1)	Open Text Corp., 3.875%, 12/01/2029	252,868	0.0
650,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	558,285	0.0
2,291,000	Oracle Corp., 3.800%, 11/15/2037	1,904,849	0.1
1,253,000	Oracle Corp., 3.950%, 03/25/2051	944,715	0.1
600,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	500,235	0.0
775,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	297,184	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
310,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	$233,667	0.0
750,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	590,129	0.0
		8,235,707	0.4
	Utilities: 1.9%
1,325,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	1,140,772	0.1
1,250,000 (1)	Comision Federal de Electricidad, 4.688%, 05/15/2029	1,122,325	0.1
4,028,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	3,558,899	0.2
800,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	788,272	0.0
1,343,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,292,100	0.1
714,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	795,811	0.0
1,266,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	928,382	0.1
625,000	Inkia Energy Ltd., 5.875%, 11/09/2027	576,964	0.0
4,907,000 (4)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	4,753,362	0.3
2,875,000 (4)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	2,544,566	0.1
3,464,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	3,525,730	0.2
1,525,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	1,382,912	0.1
2,950,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,941,961	0.2
2,950,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	2,505,898	0.1
3,625,000 (4)	Southern Co/The, 4.000%, 01/15/2051	3,334,773	0.2
2,538,000 (4)	Southern Co/The, 4.475%, 08/01/2024	2,508,883	0.1
675,000	TransAlta Corp., 7.750%, 11/15/2029	710,181	0.0
300,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	291,691	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
625,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	$607,391	0.0
		35,310,873	1.9
	Total Corporate Bonds/Notes
	(Cost $442,836,195)	406,847,836	21.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 26.1%
212,494 (4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.004%, 05/25/2036	181,744	0.0
1,208,073 (1)(4)	Agate Bay Mortgage Trust 2015-2 B3, 3.620%, 03/25/2045	1,107,897	0.1
475,938 (1)(4)	Agate Bay Mortgage Trust 2015-4 B3, 3.515%, 06/25/2045	393,568	0.0
1,571,490 (1)(4)	Agate Bay Mortgage Trust 2016-1 B3, 3.658%, 12/25/2045	1,333,251	0.1
1,000,000 (1)(4)	Agate Bay Mortgage Trust 2016-1 B4, 3.658%, 12/25/2045	863,043	0.1
1,137,085 (1)(4)	Agate Bay Mortgage Trust 2016-2 B4, 3.762%, 03/25/2046	766,349	0.0
389,876	Alternative Loan Trust 2004-J7 MI, 4.821%, (US0001M + 1.020)%, 10/25/2034	386,062	0.0
324,033	Alternative Loan Trust 2005-10CB 1A2, 5.295%, (US0001M + 0.450)%, 05/25/2035	244,492	0.0
321,245	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	272,709	0.0
35,445	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	30,229	0.0
174,607	Alternative Loan Trust 2005-J2 1A12, 5.245%, (US0001M + 0.400)%, 04/25/2035	134,893	0.0
30,562	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	15,797	0.0
474,837	Alternative Loan Trust 2006-18CB A10, 5.245%, (US0001M + 0.400)%, 07/25/2036	202,830	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
113,860	Alternative Loan Trust 2006-19CB A12, 5.245%, (US0001M + 0.400)%, 08/25/2036	$56,596	0.0
482,170	Alternative Loan Trust 2006-19CB A28, 5.445%, (US0001M + 0.600)%, 08/25/2036	246,551	0.0
839,694	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	476,877	0.0
254,352	Alternative Loan Trust 2006-HY11 A1, 5.085%, (US0001M + 0.120)%, 06/25/2036	223,842	0.0
832,321	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	523,980	0.0
120,937	Alternative Loan Trust 2007-2CB 2A1, 5.445%, (US0001M + 0.600)%, 03/25/2037	53,269	0.0
178,872	Alternative Loan Trust 2007-HY8C A1, 5.165%, (US0001M + 0.320)%, 09/25/2047	151,451	0.0
548,015	Alternative Loan Trust 2007-OA4 A1, 5.185%, (US0001M + 0.170)%, 05/25/2047	456,625	0.0
484,555 (1)(4)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	447,647	0.0
283,918	Banc of America Funding 2007-2 1A16 Trust, 5.445%, (US0001M + 0.600)%, 03/25/2037	212,854	0.0
1,460,420	Banc of America Funding 2007-C 7A1 Trust, 5.181%, (US0001M + 0.210)%, 05/20/2047	1,274,371	0.1
155,875 (4)	Bear Stearns ALT-A Trust 2005-3 4A3, 3.720%, 04/25/2035	151,755	0.0
391,393 (4)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.722%, 11/25/2036	218,384	0.0
562,775 (4)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.732%, 11/25/2036	295,099	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
104,709 (4)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.947%, 01/26/2036	$81,554	0.0
1,219,543 (1)	Bellemeade Re 2019-1A M2 Ltd., 7.545%, (US0001M + 2.700)%, 03/25/2029	1,222,976	0.1
2,100,000 (1)	Bellemeade RE 2021-3 A M1C Ltd., 6.110%, (SOFR30A + 1.550)%, 09/25/2031	2,029,789	0.1
136,560 (1)(4)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	123,555	0.0
928,539 (1)(4)	Chase Mortgage Finance Corp. 2019-1 B2, 3.898%, 03/25/2050	793,506	0.1
1,207,862 (1)(4)	Chase Mortgage Finance Corp. 2019-1 B3, 3.898%, 03/25/2050	964,002	0.1
310,536 (4)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.015%, 09/25/2036	262,975	0.0
41,220 (4)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.786%, 11/25/2034	36,753	0.0
258,143	CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 5.512%, (US0012M + 1.750)%, 02/20/2036	225,363	0.0
1,986,303 (1)(4)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	1,784,603	0.1
152,866 (1)(4)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	145,264	0.0
172,709 (1)(4)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	162,412	0.0
173,689 (1)(4)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	156,683	0.0
260,533 (1)(4)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	235,689	0.0
1,612,803 (1)(4)	CIM Trust 2019-J1 B3, 3.941%, 08/25/2049	1,391,605	0.1
2,995,658 (1)(4)	CIM Trust 2019-J2 B2, 3.772%, 10/25/2049	2,562,117	0.1
1,882,785 (1)(4)	CIM Trust 2019-J2 B3, 3.772%, 10/25/2049	1,580,325	0.1
1,225,408 (1)(4)	CIM Trust 2020-J2 B3, 2.758%, 01/25/2051	876,769	0.1
1,826,351 (1)(4)	CIM Trust 2021-J3 B3, 2.619%, 06/25/2051	1,259,607	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
391,839	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	$344,312	0.0
74,198 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.287%, 03/25/2036	56,765	0.0
32,905 (4)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.099%, 11/25/2036	27,429	0.0
172,441 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	163,671	0.0
71,076 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.193%, 08/25/2035	68,777	0.0
248,847	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	242,793	0.0
286,778 (1)	Connecticut Avenue Securities Trust 2019-R07 1M2, 6.945%, (US0001M + 2.100)%, 10/25/2039	287,693	0.0
3,540,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.845%, (US0001M + 3.000)%, 01/25/2040	3,320,792	0.2
1,544,790 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.845%, (US0001M + 2.000)%, 01/25/2040	1,535,697	0.1
2,500,000 (1)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.710%, (SOFR30A + 3.150)%, 12/25/2041	2,324,928	0.1
2,000,000 (1)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.060%, (SOFR30A + 4.500)%, 01/25/2042	1,907,490	0.1
750,000 (1)	Connecticut Avenue Securities Trust 2022-R04 1B1, 9.810%, (SOFR30A + 5.250)%, 03/25/2042	763,579	0.0
19,395	Countrywide Alternative Loan Trust 2005-53T2 2A6, 5.345%, (US0001M + 0.500)%, 11/25/2035	9,812	0.0
295,506 (1)(4)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	267,772	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,690,915 (1)(4)(5)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 08/01/2023), 07/25/2049	$1,566,153	0.1
2,969,575 (1)(4)	CSMC 2021-AFC1 M1 Trust, 2.193%, 03/25/2056	1,806,701	0.1
295,025	CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	164,137	0.0
431,127 (1)(4)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	390,813	0.0
6,100,461 (1)(4)	Deephaven Residential Mortgage Trust 2022-2 A1, 4.300%, 03/25/2067	5,795,894	0.3
383,855	Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 5.145%, (US0001M + 0.300)%, 04/25/2037	265,371	0.0
82,502 (1)(4)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.484%, 06/27/2037	70,790	0.0
938,336 (1)(4)	Ellington Financial Mortgage Trust 2022-2 A1, 4.299%, 04/25/2067	899,139	0.1
1,700,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	1,698,340	0.1
382,624 (6)	Fannie Mae 2007-18 BS, 1.755%, (-1.000*US0001M + 6.600)%, 06/25/2035	40,108	0.0
1,421,622 (6)	Fannie Mae 2008-94 SI, 0.655%, (-1.000*US0001M + 5.500)%, 04/25/2036	115,073	0.0
155,089	Fannie Mae 2010-15 FD, 5.585%, (US0001M + 0.740)%, 03/25/2040	155,376	0.0
401,913	Fannie Mae 2011-47 GF, 5.415%, (US0001M + 0.570)%, 06/25/2041	398,807	0.0
47,128	Fannie Mae 2012-10 UF, 5.395%, (US0001M + 0.550)%, 02/25/2042	46,498	0.0
158,920 (6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000)%, 08/25/2042	31,342	0.0
357,752 (6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	13,883	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,309,067 (6)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	$94,111	0.0
29,071,708 (6)	Fannie Mae 2018-86 US, 1.355%, (-1.000*US0001M + 6.200)%, 12/25/2048	2,394,462	0.1
39,352	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 9.745%, (US0001M + 4.900)%, 11/25/2024	41,017	0.0
505,475	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.845%, (US0001M + 4.000)%, 05/25/2025	522,572	0.0
1,020,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1B1, 9.095%, (US0001M + 4.250)%, 01/25/2031	1,075,773	0.1
167,922 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 7.145%, (US0001M + 2.300)%, 08/25/2031	167,935	0.0
103,047 (1)	Fannie Mae Connecticut Avenue Securities 2019-RO3 1M2, 6.995%, (US0001M + 2.150)%, 09/25/2031	103,057	0.0
489,070 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 7.295%, (US0001M + 2.450)%, 07/25/2031	489,795	0.0
824,489 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 8.945%, (US0001M + 4.100)%, 07/25/2039	833,988	0.1
1,197,439 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.895%, (US0001M + 2.050)%, 01/25/2040	1,201,831	0.1
3,898,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	3,921,992	0.2
17,917,859 (6)	Fannie Mae Interest Strip 427 C18, 3.500%, 03/25/2039	2,514,893	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
31,610,492 (6)	Fannie Mae Interest Strip 427 C38, 3.000%, 04/25/2049	$5,644,793	0.3
436,634 (6)	Fannie Mae Interest Strip Series 346 6, 5.000%, 10/25/2033	68,694	0.0
86,684 (6)	Fannie Mae REMIC Trust 2000-26 SP, 3.655%, (-1.000*US0001M + 8.500)%, 08/25/2030	5,956	0.0
94,515 (6)	Fannie Mae REMIC Trust 2002-13 SR, 1.755%, (-1.000*US0001M + 6.600)%, 03/25/2032	4,753	0.0
90,110 (6)	Fannie Mae REMIC Trust 2004-64 SW, 2.205%, (-1.000*US0001M + 7.050)%, 08/25/2034	6,576	0.0
43,705 (6)	Fannie Mae REMIC Trust 2004-66 SE, 1.655%, (-1.000*US0001M + 6.500)%, 09/25/2034	3,188	0.0
222,304 (6)	Fannie Mae REMIC Trust 2009-25 SN, 1.705%, (-1.000*US0001M + 6.550)%, 04/25/2039	22,750	0.0
8,880,584 (6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050)%, 06/25/2042	19,342	0.0
195,706 (6)	Fannie Mae REMIC Trust 2013-116 SC, 1.355%, (-1.000*US0001M + 6.200)%, 04/25/2033	3,576	0.0
1,107,650 (6)	Fannie Mae REMICS 2004-53 UC, 2.705%, (-1.000*US0001M + 7.550)%, 07/25/2034	140,132	0.0
723,716 (6)	Fannie Mae REMICS 2005-59 NS, 1.905%, (-1.000*US0001M + 6.750)%, 05/25/2035	25,023	0.0
96,390	Fannie Mae REMICS 2006-46 SP, 6.434%, (-3.667*US0001M + 24.200)%, 06/25/2036	122,326	0.0
3,241,766 (6)	Fannie Mae REMICS 2007-22 SD, 1.555%, (-1.000*US0001M + 6.400)%, 03/25/2037	336,000	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,223,711 (6)	Fannie Mae REMICS 2007-30 IE, 1.895%, (-1.000*US0001M + 6.740)%, 04/25/2037	$429,036	0.0
1,889,354 (6)	Fannie Mae REMICS 2007-55 S, 1.915%, (-1.000*US0001M + 6.760)%, 06/25/2037	190,676	0.0
276,045 (6)	Fannie Mae REMICS 2011-123 SD, 1.755%, (-1.000*US0001M + 6.600)%, 08/25/2039	1,112	0.0
8,462,397 (6)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	351,358	0.0
665,259 (6)	Fannie Mae REMICS 2012-121 DI, 2.500%, 11/25/2027	23,538	0.0
6,846,419 (6)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	302,509	0.0
7,184,146 (6)	Fannie Mae REMICS 2012-133 NS, 1.305%, (-1.000*US0001M + 6.150)%, 12/25/2042	854,718	0.1
1,575,059 (6)	Fannie Mae REMICS 2012-148 IB, 3.500%, 01/25/2028	74,426	0.0
3,872,876 (6)	Fannie Mae REMICS 2012-150 PS, 1.305%, (-1.000*US0001M + 6.150)%, 01/25/2043	426,788	0.0
7,110,180 (6)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	276,269	0.0
1,485,812 (6)	Fannie Mae REMICS 2013-137 PI, 5.000%, 10/25/2041	290,213	0.0
7,104,148 (6)	Fannie Mae REMICS 2013-19 JS, 1.355%, (-1.000*US0001M + 6.200)%, 10/25/2041	377,848	0.0
1,263,434 (6)	Fannie Mae REMICS 2013-2 NI, 4.000%, 02/25/2043	180,026	0.0
2,813,099 (6)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	116,495	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,050,145 (6)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	$307,935	0.0
1,063,540 (6)	Fannie Mae REMICS 2013-41 BI, 3.000%, 05/25/2028	49,693	0.0
1,283,143 (6)	Fannie Mae REMICS 2013-69 PI, 3.000%, 04/25/2033	86,331	0.0
3,057,068 (6)	Fannie Mae REMICS 2013-97 JS, 1.305%, (-1.000*US0001M + 6.150)%, 04/25/2038	252,344	0.0
8,845,864 (6)	Fannie Mae REMICS 2015-40 AI, 6.000%, 05/25/2037	1,630,309	0.1
6,121,444 (6)	Fannie Mae REMICS 2016-19 SB, 1.255%, (-1.000*US0001M + 6.100)%, 04/25/2046	503,563	0.0
1,964,533 (6)	Fannie Mae REMICS 2016-4 BI, 4.000%, 02/25/2046	355,293	0.0
1,377,139 (6)	Fannie Mae REMICS 2016-61 PI, 4.500%, 01/25/2046	229,929	0.0
13,884,314 (6)	Fannie Mae REMICS 2017-16 SG, 1.205%, (-1.000*US0001M + 6.050)%, 03/25/2047	1,629,703	0.1
9,147,841 (6)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	1,905,234	0.1
14,306,707 (6)	Fannie Mae REMICS 2019-17 SA, 1.255%, (-1.000*US0001M + 6.100)%, 04/25/2049	1,235,903	0.1
12,616,566 (6)	Fannie Mae REMICS 2019-8 SB, 1.255%, (-1.000*US0001M + 6.100)%, 03/25/2049	1,091,288	0.1
13,458,879 (6)	Fannie Mae REMICS 2020-47 PI, 4.000%, 07/25/2050	2,691,602	0.2
19,599,988 (6)	Fannie Mae REMICS 2020-49 SB, 1.255%, (-1.000*US0001M + 6.100)%, 07/25/2050	3,052,155	0.2
16,541,351 (6)	Fannie Mae REMICS 2020-52 AI, 4.000%, 08/25/2050	2,692,355	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
39,847,581 (6)	Fannie Mae REMICS 2020-64 IO, 3.000%, 09/25/2050	$7,388,152	0.4
22,709,906 (6)	Fannie Mae REMICS 2020-65 CI, 4.000%, 09/25/2050	4,120,111	0.2
23,009,386 (6)	Fannie Mae REMICS 2020-67 JI, 4.000%, 09/25/2050	4,558,199	0.3
17,393,135 (6)	Fannie Mae REMICS 2021-18 IY, 4.500%, 08/25/2049	3,973,495	0.2
21,469,803 (6)	Fannie Mae REMICS 2021-2 GI, 4.000%, 05/25/2051	4,266,402	0.2
19,386,139 (6)	Fannie Mae REMICS 2021-2 PI, 2.000%, 02/25/2051	1,995,946	0.1
40,159,852 (6)	Fannie Mae REMICS 2021-65 KI, 3.500%, 10/25/2051	6,959,987	0.4
319,995	Fannie Mae Series 2006-11 FA, 5.145%, (US0001M + 0.300)%, 03/25/2036	316,283	0.0
63,983	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	28,350	0.0
176,839 (1)(4)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	163,217	0.0
612,121 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.951%, 03/25/2048	526,549	0.0
4,467,082 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.010%, 04/25/2048	3,946,078	0.2
784,203 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	725,941	0.0
3,595,352 (1)(4)	Flagstar Mortgage Trust 2018-4 B3, 4.205%, 07/25/2048	3,217,534	0.2
905,717 (1)(4)	Flagstar Mortgage Trust 2018-5 B3, 4.496%, 09/25/2048	800,027	0.1
247,157 (1)(4)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	230,141	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,414,035 (1)(4)	Flagstar Mortgage Trust 2018-6RR B1, 4.923%, 10/25/2048	$3,178,664	0.2
1,395,745 (1)(4)	Flagstar Mortgage Trust 2019-2 B1, 4.030%, 12/25/2049	1,251,076	0.1
1,954,043 (1)(4)	Flagstar Mortgage Trust 2019-2 B2, 4.030%, 12/25/2049	1,723,783	0.1
3,301,975 (1)(4)	Flagstar Mortgage Trust 2020-1NV B2A, 4.216%, 03/25/2050	2,860,054	0.2
2,830,264 (1)(4)	Flagstar Mortgage Trust 2020-1NV B3, 4.216%, 03/25/2050	2,399,681	0.1
3,666,940 (1)(4)	Flagstar Mortgage Trust 2021-2 B3, 2.783%, 04/25/2051	2,588,874	0.1
889,819 (6)	Freddie Mac 2009-70 PS, 1.905%, (-1.000*US0001M + 6.750)%, 01/25/2037	98,627	0.0
224,136 (6)	Freddie Mac 2525 SM, 3.316%, (-1.000*US0001M + 8.000)%, 02/15/2032	25,762	0.0
210,742 (6)	Freddie Mac 2981 CS, 2.036%, (-1.000*US0001M + 6.720)%, 05/15/2035	15,776	0.0
236,955 (6)	Freddie Mac 2989 HS, 2.466%, (-1.000*US0001M + 7.150)%, 08/15/2034	42,808	0.0
107,707 (6)	Freddie Mac 3018 SM, 2.516%, (-1.000*US0001M + 7.200)%, 08/15/2035	13,067	0.0
1,333,725 (6)	Freddie Mac 3222 SN, 1.916%, (-1.000*US0001M + 6.600)%, 09/15/2036	126,588	0.0
219,860 (4)(6)	Freddie Mac 324 144, 6.000%, 06/15/2039	44,622	0.0
423,814 (6)	Freddie Mac 3523 SA, 1.316%, (-1.000*US0001M + 6.000)%, 09/15/2036	33,163	0.0
372,767 (6)	Freddie Mac 3582 MS, 1.466%, (-1.000*US0001M + 6.150)%, 10/15/2039	34,258	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
532,355 (6)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	$85,689	0.0
2,113,831 (6)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	189,674	0.0
76,823 (6)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	13,304	0.0
12,220,183 (6)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	2,433,299	0.1
1,227 (6)	Freddie Mac REMIC Trust 2266 S, 3.866%, (-1.000*US0001M + 8.550)%, 11/15/2030	42	0.0
106,241 (6)	Freddie Mac REMIC Trust 2374 S, 3.416%, (-1.000*US0001M + 8.100)%, 06/15/2031	10,595	0.0
55,102 (6)	Freddie Mac REMIC Trust 2417 SY, 3.716%, (-1.000*US0001M + 8.400)%, 12/15/2031	6,717	0.0
111,118 (6)	Freddie Mac REMIC Trust 2577 SA, 2.766%, (-1.000*US0001M + 7.450)%, 02/15/2033	12,030	0.0
52,269 (6)	Freddie Mac REMIC Trust 2981 SU, 3.116%, (-1.000*US0001M + 7.800)%, 05/15/2030	4,342	0.0
127,480	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975)%, 08/15/2035	124,260	0.0
394,879 (6)	Freddie Mac REMIC Trust 3049 PI, 1.966%, (-1.000*US0001M + 6.650)%, 10/15/2035	40,912	0.0
48,666 (7)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	40,138	0.0
149,537 (6)	Freddie Mac REMIC Trust 3624 TS, 0.116%, (-1.000*US0001M + 4.800)%, 01/15/2040	7,202	0.0
111,182 (6)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	8,639	0.0
397,888 (6)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	42,381	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,059,151 (6)	Freddie Mac REMICS 2781 SB, 2.466%, (-1.000*US0001M + 7.150)%, 04/15/2034	$105,926	0.0
227,125	Freddie Mac REMICS 2921 PF, 5.034%, (US0001M + 0.350)%, 01/15/2035	224,770	0.0
2,652,151 (6)	Freddie Mac REMICS 3128 JI, 1.946%, (-1.000*US0001M + 6.630)%, 03/15/2036	278,961	0.0
1,233,263 (6)	Freddie Mac REMICS 3298 S, 1.426%, (-1.000*US0001M + 6.110)%, 04/15/2037	101,087	0.0
2,018,023 (6)	Freddie Mac REMICS 4097 IC, 2.500%, 08/15/2027	68,195	0.0
805,554 (6)	Freddie Mac REMICS 4116 IL, 4.500%, 05/15/2042	96,771	0.0
7,092,972 (6)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	259,074	0.0
970,120 (6)	Freddie Mac REMICS 4136 QI, 3.000%, 11/15/2032	49,361	0.0
584,127 (6)	Freddie Mac REMICS 4143 IK, 4.000%, 10/15/2041	43,023	0.0
11,935,298 (6)	Freddie Mac REMICS 4146 SA, 1.466%, (-1.000*US0001M + 6.150)%, 12/15/2042	1,428,370	0.1
507,023 (6)	Freddie Mac REMICS 4153 YI, 3.000%, 09/15/2042	15,185	0.0
1,684,063 (6)	Freddie Mac REMICS 4157 IH, 3.500%, 01/15/2043	258,833	0.0
916,289 (6)	Freddie Mac REMICS 4162 DI, 2.000%, 02/15/2028	26,968	0.0
3,401,380 (6)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	156,099	0.0
231,565 (6)	Freddie Mac REMICS 4266 LI, 3.500%, 06/15/2028	2,822	0.0
24,153,209 (6)	Freddie Mac REMICS 4273 PS, 1.416%, (-1.000*US0001M + 6.100)%, 11/15/2043	2,146,368	0.1
1,696,187 (6)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	312,378	0.0
1,046,048	Freddie Mac REMICS 4385 LS, 14.191%, (-2.333*US0001M + 9.333)%, 07/15/2037	772,640	0.0
1,868,329 (6)	Freddie Mac REMICS 4494 LI, 5.000%, 12/15/2043	198,666	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,486,191 (6)	Freddie Mac REMICS 4618 SA, 1.316%, (-1.000*US0001M + 6.000)%, 09/15/2046	$809,644	0.1
1,570,779	Freddie Mac REMICS 4625 BI, 3.500%, 06/15/2046	260,867	0.0
1,755,404 (6)	Freddie Mac REMICS 4708 KI, 4.500%, 11/15/2046	260,680	0.0
20,974,796 (6)	Freddie Mac REMICS 4903 NS, 1.255%, (-1.000*US0001M + 6.100)%, 08/25/2049	2,393,127	0.1
11,573,494 (6)	Freddie Mac REMICS 4909 SJ, 1.205%, (-1.000*US0001M + 6.050)%, 09/25/2049	1,579,375	0.1
4,580,088 (6)	Freddie Mac REMICS 4910 SD, 1.366%, (-1.000*US0001M + 6.050)%, 06/15/2049	599,483	0.0
14,515,505 (6)	Freddie Mac REMICS 4910 SH, 1.205%, (-1.000*US0001M + 6.050)%, 09/25/2049	1,928,314	0.1
18,621,887 (6)	Freddie Mac REMICS 4924 SY, 1.205%, (-1.000*US0001M + 6.050)%, 10/25/2049	2,592,655	0.1
13,812,025 (6)	Freddie Mac REMICS 4967 IQ, 4.000%, 02/25/2050	2,759,470	0.2
36,962,591 (6)	Freddie Mac REMICS 4974 I, 4.000%, 04/25/2050	7,180,353	0.4
33,498,936 (6)	Freddie Mac REMICS 5010 MI, 3.000%, 09/25/2050	5,072,566	0.3
19,977,366 (6)	Freddie Mac REMICS 5036 CI, 4.000%, 12/25/2049	3,938,506	0.2
27,328,282 (6)	Freddie Mac REMICS 5049 UI, 3.000%, 12/25/2050	4,943,194	0.3
10,954,710 (6)	Freddie Mac REMICS 5052 BI, 5.000%, 12/25/2050	2,433,242	0.1
14,126,286 (6)	Freddie Mac REMICS 5074 GI, 2.000%, 02/25/2051	1,575,789	0.1
23,627,229 (6)	Freddie Mac REMICS 5081 CI, 2.000%, 03/25/2051	2,475,895	0.1
16,798,578 (6)	Freddie Mac REMICS 5133 CI, 4.500%, 07/25/2039	2,823,701	0.2
10,911,366 (6)	Freddie Mac REMICS 5142 LI, 2.500%, 09/25/2051	1,747,741	0.1
9,791,552 (6)	Freddie Mac REMICS 5261 IC, 4.000%, 01/25/2050	1,802,347	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,123,190 (6)	Freddie Mac REMICS 538 CI, 4.000%, 07/25/2050	$3,593,921	0.2
376,994	Freddie Mac REMICS Trust 3740 FB, 5.184%, (US0001M + 0.500)%, 10/15/2040	369,412	0.0
811,545 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 6.695%, (US0001M + 1.850)%, 02/25/2050	806,939	0.1
979,509 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 6.745%, (US0001M + 1.900)%, 01/25/2050	979,094	0.1
5,100,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.960%, (SOFR30A + 3.400)%, 10/25/2041	4,793,344	0.3
2,500,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 6.660%, (SOFR30A + 2.100)%, 09/25/2041	2,256,910	0.1
6,100,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 8.310%, (SOFR30A + 3.750)%, 12/25/2041	5,495,458	0.3
5,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 6.910%, (SOFR30A + 2.350)%, 12/25/2041	4,514,541	0.3
3,800,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, (SOFR30A + 3.400)%, 01/25/2042	3,461,740	0.2
2,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 6.410%, (SOFR30A + 1.850)%, 01/25/2042	2,366,608	0.1
3,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 7.060%, (SOFR30A + 2.500)%, 01/25/2042	2,776,190	0.2
3,400,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA3 M2, 8.910%, (SOFR30A + 4.350)%, 04/25/2042	3,345,966	0.2
2,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 9.810%, (SOFR30A + 5.250)%, 05/25/2042	2,526,390	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA6 M2, 10.310%, (SOFR30A + 5.750)%, 09/25/2042	$1,035,593	0.1
1,200,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 9.810%, (SOFR30A + 5.250)%, 03/25/2042	1,186,467	0.1
3,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA3 M2, 9.910%, (SOFR30A + 5.350)%, 08/25/2042	2,943,140	0.2
918,700 (6)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	36,779	0.0
741,535 (6)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	128,694	0.0
355,528 (6)	Freddie Mac Strips Series 237 S23, 2.416%, (-1.000*US0001M + 7.100)%, 05/15/2036	45,568	0.0
422,099 (6)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	66,632	0.0
1,840,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 B1, 7.995%, (US0001M + 3.150)%, 07/25/2030	1,855,010	0.1
3,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300)%, 08/25/2033	2,957,264	0.2
2,300,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 8.210%, (SOFR30A + 3.650)%, 11/25/2041	2,164,942	0.1
2,500,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M2, 11.310%, (SOFR30A + 6.750)%, 06/25/2042	2,672,338	0.2
1,577,100 (1)(4)	Galton Funding Mortgage Trust 2018-2 B2, 4.611%, 10/25/2058	1,451,812	0.1
2,352,827 (1)(4)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,128,401	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,886,566 (1)(4)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	$1,710,978	0.1
3,282,221 (6)	Ginnie Mae 2007-59 SC, 1.739%, (-1.000*US0001M + 6.500)%, 07/20/2037	370,650	0.0
107,384 (6)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161)%, 10/16/2039	24,810	0.0
18,287,214 (6)	Ginnie Mae 2013-130 SB, 0.388%, (-1.000*US0001M + 5.050)%, 09/16/2043	764,294	0.0
7,618,372 (6)	Ginnie Mae 2014-58 SM, 1.372%, (-1.000*US0001M + 6.100)%, 04/16/2044	826,374	0.1
43,357,843 (6)	Ginnie Mae 2021-194 IK, 3.000%, 11/20/2051	7,184,915	0.4
279,509 (6)	Ginnie Mae Series 2008-40 SA, 1.672%, (-1.000*US0001M + 6.400)%, 05/16/2038	21,891	0.0
497,756 (6)	Ginnie Mae Series 2009-116 SJ, 1.752%, (-1.000*US0001M + 6.480)%, 12/16/2039	56,317	0.0
556,814 (6)	Ginnie Mae Series 2010-143 JI, 4.000%, 08/16/2039	30,127	0.0
884,061 (6)	Ginnie Mae Series 2010-4 IP, 5.000%, 01/16/2039	64,662	0.0
467,507 (6)	Ginnie Mae Series 2010-4 SL, 1.672%, (-1.000*US0001M + 6.400)%, 01/16/2040	51,568	0.0
26,186 (6)	Ginnie Mae Series 2010-98 QS, 1.839%, (-1.000*US0001M + 6.600)%, 01/20/2040	238	0.0
1,349,433 (6)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650)%, 11/20/2037	30,563	0.0
1,413,004 (6)	Ginnie Mae Series 2011-124 KI, 4.000%, 08/20/2039	75,862	0.0
3,800,219 (6)	Ginnie Mae Series 2011-25 AS, 1.299%, (-1.000*US0001M + 6.060)%, 02/20/2041	315,954	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,432,420 (6)	Ginnie Mae Series 2012-148 IP, 3.500%, 04/20/2041	$56,026	0.0
14,906 (6)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	1,347	0.0
1,738,866 (6)	Ginnie Mae Series 2012-39 PI, 4.000%, 03/16/2042	172,689	0.0
1,789,903 (6)	Ginnie Mae Series 2013-103 DS, 1.389%, (-1.000*US0001M + 6.150)%, 07/20/2043	194,990	0.0
68,390 (6)	Ginnie Mae Series 2013-134 DS, 1.339%, (-1.000*US0001M + 6.100)%, 09/20/2043	7,332	0.0
170,888 (6)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	21,114	0.0
701,570 (6)	Ginnie Mae Series 2013-81 IO, 4.500%, 01/16/2040	52,968	0.0
1,884,051 (6)	Ginnie Mae Series 2014-84 PI, 4.500%, 04/20/2043	210,859	0.0
1,711,813 (6)	Ginnie Mae Series 2015-132 BI, 4.000%, 11/20/2044	209,406	0.0
15,389,525 (6)	Ginnie Mae Series 2015-144 SA, 1.439%, (-1.000*US0001M + 6.200)%, 10/20/2045	1,984,932	0.1
2,764,429 (6)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700)%, 07/20/2034	20,197	0.0
180,554 (6)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	24,121	0.0
5,876,569 (6)	Ginnie Mae Series 2016-66 ES, 1.289%, (-1.000*US0001M + 6.050)%, 05/20/2046	667,715	0.0
397,506 (6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	47,053	0.0
5,583,040 (6)	Ginnie Mae Series 2018-153 SQ, 1.439%, (-1.000*US0001M + 6.200)%, 11/20/2048	527,228	0.0
13,767,192 (6)	Ginnie Mae Series 2018-93 SJ, 1.439%, (-1.000*US0001M + 6.200)%, 07/20/2048	1,367,468	0.1
153,591 (6)	Ginnie Mae Series 2019-111 TI, 5.000%, 09/20/2049	25,059	0.0
97,165 (6)	Ginnie Mae Series 2019-86 GI, 6.500%, 07/20/2049	17,548	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
343,493 (6)	Ginnie Mae Series 2019-86 HI, 5.500%, 07/20/2049	$65,708	0.0
11,409,523 (6)	Ginnie Mae Series 2019-89 SC, 1.339%, (-1.000*US0001M + 6.100)%, 07/20/2049	1,396,250	0.1
2,301,125 (1)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 B2, 3.641%, 05/25/2050	1,915,740	0.1
1,479,646 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.075%, 08/25/2049	1,248,330	0.1
82,286 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	77,727	0.0
3,685,218 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.393%, 11/25/2049	3,306,895	0.2
3,801,325 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.393%, 11/25/2049	3,296,369	0.2
451,018 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.982%, 03/25/2050	401,087	0.0
460,018 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.982%, 03/25/2050	401,300	0.0
1,752,595 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.425%, 10/25/2050	1,301,847	0.1
1,669,408 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.652%, 08/25/2051	1,167,072	0.1
3,815,000 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4 B3, 2.618%, 09/25/2051	2,576,994	0.1
4,940,765 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ5 B3, 2.588%, 10/25/2051	3,490,463	0.2
264,423 (1)(4)	GS Mortgage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	238,329	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
419,965 (1)(4)	GS Mortgage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	$375,238	0.0
1,057,743 (1)(4)	GS Mortgage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	953,363	0.1
3,603,378 (1)(4)	GS Mortgage-Backed Securities Trust 2020-PJ1 B3, 3.641%, 05/25/2050	2,892,933	0.2
973,392 (1)(4)	GS Mortgage-Backed Securities Trust 2021-GR3 B3, 3.388%, 04/25/2052	701,127	0.0
973,748 (1)(4)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.388%, 04/25/2052	622,665	0.0
2,571,093 (1)(4)	GS Mortgage-Backed Securities Trust 2021-PJ9 A4, 2.500%, 02/26/2052	2,037,884	0.1
2,496,215 (1)(4)	GS Mortgage-Backed Securities Trust 2022-NQM1 A4, 4.000%, 05/25/2062	2,272,308	0.1
336,888	HarborView Mortgage Loan Trust 2007-5 A1A, 4.951%, (US0001M + 0.190)%, 09/19/2037	286,407	0.0
4,769,000 (1)	Home RE 2019-1 M2 Ltd., 8.095%, (US0001M + 3.250)%, 05/25/2029	4,810,365	0.3
1,135	HomeBanc Mortgage Trust 2004-1 2A, 5.705%, (US0001M + 0.860)%, 08/25/2029	1,063	0.0
2,600,000 (1)(4)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	1,823,715	0.1
2,334,030 (1)(4)(5)	Imperial Fund Mortgage Trust 2022-NQM3 A1, 4.380% (Step Rate @ 5.380% on 04/01/2026), 05/25/2067	2,244,376	0.1
53,584	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 5.265%, (US0001M + 0.420)%, 04/25/2046	43,501	0.0
81,321 (1)(4)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	78,565	0.0
1,046,050 (1)(4)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.476%, 08/25/2049	980,301	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,534,483 (1)(4)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.476%, 08/25/2049	$2,211,307	0.1
1,448,232 (1)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.635%, 06/25/2049	1,365,833	0.1
2,430,792 (1)(4)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.160%, 05/25/2052	1,551,163	0.1
945,404 (1)(4)	J.P. Morgan Mortgage Trust 2022-5 A9, 2.800%, 09/25/2052	776,883	0.0
1,553,516 (4)	JP Morgan Mortgage Trust 2005-A4 B1, 3.701%, 07/25/2035	1,374,469	0.1
71,012	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	36,794	0.0
155,171	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	90,556	0.0
395,583	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	166,691	0.0
784,352 (1)(4)	JP Morgan Mortgage Trust 2014-5 B3, 2.780%, 10/25/2029	688,797	0.0
463,921 (1)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.799%, 05/25/2046	417,517	0.0
2,095,000 (1)(4)	JP Morgan Mortgage Trust 2016-1 B4, 3.799%, 05/25/2046	1,487,215	0.1
373,387 (1)(4)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	340,002	0.0
820,383 (1)(4)	JP Morgan Mortgage Trust 2017-1 B4, 3.448%, 01/25/2047	682,877	0.0
1,333,628 (1)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.748%, 08/25/2047	1,195,261	0.1
1,850,724 (1)(4)	JP Morgan Mortgage Trust 2017-5 B1, 3.300%, 10/26/2048	1,675,117	0.1
528,875 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.782%, 12/25/2048	446,898	0.0
1,493,302 (1)(4)	JP Morgan Mortgage Trust 2017-6 B4, 3.782%, 12/25/2048	1,250,693	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,023,941 (1)(4)	JP Morgan Mortgage Trust 2017-6 B5, 3.782%, 12/25/2048	$755,961	0.0
2,169,005 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.613%, 06/25/2048	1,838,864	0.1
2,216,810 (1)(4)	JP Morgan Mortgage Trust 2018-3 B3, 3.711%, 09/25/2048	1,889,096	0.1
445,035 (1)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.713%, 10/25/2048	386,688	0.0
1,806,458 (1)(4)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	1,571,118	0.1
106,654 (1)(4)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	95,190	0.0
169,143 (1)(4)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	158,479	0.0
7,760,079 (1)(4)	JP Morgan Mortgage Trust 2018-8 B1, 4.047%, 01/25/2049	6,726,026	0.4
3,616,488 (1)(4)	JP Morgan Mortgage Trust 2018-8 B2, 4.047%, 01/25/2049	3,114,904	0.2
917,223 (1)(4)	JP Morgan Mortgage Trust 2018-9 B2, 4.223%, 02/25/2049	815,140	0.1
1,812,818 (1)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.223%, 02/25/2049	1,576,660	0.1
211,592 (1)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	198,276	0.0
462,762 (1)(4)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	435,348	0.0
2,778,534 (1)(4)	JP Morgan Mortgage Trust 2019-5 B1, 4.482%, 11/25/2049	2,607,097	0.1
4,636,297 (1)(4)	JP Morgan Mortgage Trust 2019-5 B2, 4.482%, 11/25/2049	4,265,971	0.2
115,936 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	105,852	0.0
6,043,318 (1)(4)	JP Morgan Mortgage Trust 2019-6 B2, 4.234%, 12/25/2049	5,582,223	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
919,422 (1)(4)	JP Morgan Mortgage Trust 2019-7 B3A, 3.250%, 02/25/2050	$743,730	0.0
453,759 (1)(4)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	409,288	0.0
931,724 (1)(4)	JP Morgan Mortgage Trust 2019-8 B3A, 3.416%, 03/25/2050	775,473	0.0
3,708,808 (1)(4)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.967%, 10/25/2049	3,440,507	0.2
276,031 (1)(4)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	249,549	0.0
3,952,207 (1)(4)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.382%, 05/25/2050	3,399,693	0.2
41,896 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	41,417	0.0
1,837,328 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.685%, 12/25/2049	1,737,681	0.1
1,862,472 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.685%, 12/25/2049	1,751,283	0.1
2,633,646 (1)(4)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.395%, 03/25/2050	2,331,298	0.1
6,130,241 (1)(4)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.395%, 03/25/2050	5,352,593	0.3
295,763 (1)(4)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	264,394	0.0
2,921,623 (1)(4)	JP Morgan Mortgage Trust 2020-3 B2, 3.847%, 08/25/2050	2,506,436	0.1
4,709,102 (1)(4)	JP Morgan Mortgage Trust 2020-4 B1, 3.649%, 11/25/2050	3,994,281	0.2
1,695,277 (1)(4)	JP Morgan Mortgage Trust 2020-4 B2, 3.649%, 11/25/2050	1,397,575	0.1
156,661 (1)(4)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	150,506	0.0
809,311 (1)(4)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	777,843	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,474,094 (1)(4)	JP Morgan Mortgage Trust 2022-2 B3, 3.133%, 08/25/2052	$1,744,284	0.1
569,684 (1)(4)	JP Morgan Trust 2015-3 B3, 3.595%, 05/25/2045	507,342	0.0
1,327,529 (1)(4)	JP Morgan Trust 2015-3 B4, 3.595%, 05/25/2045	925,007	0.1
1,221,277,201 (1)(6)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	3,494,429	0.2
72,027	Lehman XS Trust Series 2005-5N 1A2, 5.205%, (US0001M + 0.360)%, 11/25/2035	67,248	0.0
1,822,544 (1)(4)	Mello Mortgage Capital Acceptance 2021-MTG3 B3, 2.901%, 07/01/2051	1,333,513	0.1
2,805,569 (1)(4)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.324%, 03/25/2052	1,994,758	0.1
2,000,000 (1)(4)	MFA 2021-INV2 M1 Trust, 3.199%, 11/25/2056	1,438,853	0.1
655,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 6.645%, (US0001M + 1.800)%, 09/25/2035	630,548	0.0
999,825	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 5.145%, (US0001M + 0.150)%, 08/25/2036	294,458	0.0
6,000,000 (1)	Mortgage Insurance-Linked Notes 2021-3 M1B, 7.460%, (SOFR30A + 2.900)%, 02/25/2034	5,854,976	0.3
335,198 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	320,308	0.0
1,300,000 (1)	Oaktown Re VII Ltd. 2021-2 M1C, 7.910%, (SOFR30A + 3.350)%, 04/25/2034	1,261,038	0.1
225,932 (1)(4)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	209,478	0.0
373,660 (1)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	350,264	0.0
279,568 (1)(4)	OBX 2020-INV1 A21 Trust, 3.500%, 12/25/2049	248,950	0.0
1,876,550 (1)(4)	OBX 2022-J1 A14 Trust, 2.500%, 02/25/2052	1,482,707	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,500,000 (1)(4)(5)	OBX 2022-NQM4 A1B Trust, 3.900% (Step Rate @ 4.900% on 04/01/2026), 04/25/2062	$2,207,071	0.1
2,193,324 (1)(4)	Oceanview Mortgage Trust 2021-1 B3, 2.724%, 05/25/2051	1,535,843	0.1
2,871,798 (1)(4)	Onslow Bay Mortgage Loan Trust 2021-NQM4 A1, 1.957%, 10/25/2061	2,343,788	0.1
17,888	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	15,009	0.0
153,559 (1)(4)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	147,268	0.0
6,856,000 (1)	Radnor RE 2021-1 M1C Ltd., 7.260%, (SOFR30A + 2.700)%, 12/27/2033	6,782,374	0.4
3,559,065 (1)(4)	RCKT Mortgage Trust 2019-1 B1A, 3.830%, 09/25/2049	3,236,600	0.2
2,310,805 (1)(4)	RCKT Mortgage Trust 2019-1 B2A, 3.830%, 09/25/2049	2,088,319	0.1
1,559,678 (1)(4)	RCKT Mortgage Trust 2020-1 B2A, 3.470%, 02/25/2050	1,306,011	0.1
2,556,097 (1)(4)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	2,023,516	0.1
5,429,747 (1)(4)	RCKT Mortgage Trust 2021-6 B3, 2.796%, 12/25/2051	3,593,894	0.2
962,280 (1)(4)	RCKT Mortgage Trust 2022-3 A21, 3.000%, 05/25/2052	795,555	0.1
884,023 (1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	819,652	0.1
558,828 (1)(4)	Sequoia Mortgage Trust 2015-1 B1, 3.913%, 01/25/2045	532,102	0.0
1,383,134 (1)(4)	Sequoia Mortgage Trust 2017-1 B2, 3.605%, 02/25/2047	1,229,588	0.1
1,108,548 (1)(4)	Sequoia Mortgage Trust 2018-6 B1, 4.168%, 07/25/2048	1,001,339	0.1
528,647 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.445%, 03/25/2048	483,514	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,621,668 (1)(4)	Sequoia Mortgage Trust 2019-2 B2, 4.261%, 06/25/2049	$1,471,952	0.1
1,533,432 (1)(4)	Sequoia Mortgage Trust 2019-2 B3, 4.261%, 06/25/2049	1,344,248	0.1
1,996,761 (1)(4)	Sequoia Mortgage Trust 2019-5 B2, 3.719%, 12/25/2049	1,722,994	0.1
1,997,679 (1)(4)	Sequoia Mortgage Trust 2019-5 B3, 3.719%, 12/25/2049	1,689,989	0.1
838,316 (1)(4)	Sequoia Mortgage Trust 2019-CH1 B2B, 4.861%, 03/25/2049	820,920	0.1
92,837 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	91,392	0.0
185,962 (1)(4)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	175,595	0.0
1,865,742 (1)(4)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.503%, 09/25/2049	1,698,030	0.1
189,994 (1)(4)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	170,908	0.0
1,416,794 (1)(4)	Sequoia Mortgage Trust 2020-2 B3, 3.640%, 03/25/2050	1,149,355	0.1
553,217 (1)(4)	Sequoia Mortgage Trust 2021-3 B3, 2.651%, 05/25/2051	390,819	0.0
1,203,746 (1)(4)	Sequoia Mortgage Trust 2021-5 B3, 3.050%, 07/25/2051	786,715	0.1
1,088,074 (1)(4)	Sequoia Mortgage Trust 2022-1 B3, 2.947%, 02/25/2052	708,600	0.0
2,185,603 (1)(4)	Shellpoint Co-Originator Trust 2017-2 B2, 3.640%, 10/25/2047	1,980,311	0.1
2,897,416 (1)(4)	Shellpoint Co-Originator Trust 2017-2 B3, 3.640%, 10/25/2047	2,598,154	0.1
2,000,000 (1)(4)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	1,407,383	0.1
26,331 (4)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.708%, 03/25/2035	23,388	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,472,212 (1)(4)	UWM Mortgage Trust 2021-INV4 B3, 3.228%, 12/25/2051	$1,713,164	0.1
56,371 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.187%, 10/25/2036	49,582	0.0
121,442 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 3.470%, 06/25/2034	113,433	0.0
822,549 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 3.495%, 07/25/2034	763,371	0.0
65,739,711 (4)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 0.229%, 01/25/2045	661	0.0
139,278 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.847%, 09/25/2035	121,693	0.0
24,248,088 (4)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 0.148%, 01/25/2045	244	0.0
11,678 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.805%, 10/25/2036	10,257	0.0
74,736 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.342%, 11/25/2036	62,230	0.0
287,218 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.342%, 11/25/2036	239,154	0.0
40,661 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.680%, 08/25/2046	35,120	0.0
70,439 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.489%, 12/25/2036	61,378	0.0
368,235 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.462%, 03/25/2037	284,644	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
45,115 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.366%, 07/25/2037	$37,062	0.0
432,052	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 5.745%, (US0001M + 0.900)%, 11/25/2035	369,004	0.0
458,111	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	436,488	0.0
411,905	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	342,044	0.0
517,764	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	469,467	0.0
96,173	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	90,563	0.0
602,130	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 5.445%, (US0001M + 0.600)%, 07/25/2036	341,991	0.0
1,626,151	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 4.078%, (12MTA + 0.940)%, 07/25/2046	981,006	0.1
656,271	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 4.098%, (12MTA + 0.960)%, 08/25/2046	397,694	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
20,292	Wells Fargo Alternative Loan 2007-PA2 2A1, 5.275%, (US0001M + 0.430)%, 06/25/2037	$16,277	0.0
435,505 (4)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.093%, 09/25/2036	385,351	0.0
90,296 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.330%, 12/28/2037	77,593	0.0
1,344,784 (1)(4)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.639%, 07/25/2047	1,130,895	0.1
1,496,127 (1)(4)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.515%, 09/25/2049	996,041	0.1
1,895,985 (1)(4)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.368%, 12/25/2049	1,539,434	0.1
2,801,339 (1)(4)	Wells Fargo Mortgage Backed Securities 2020-4 B2 Trust, 3.161%, 07/25/2050	2,300,762	0.1
1,934,582 (1)(4)	Wells Fargo Mortgage Backed Securities 2021-1 B3 Trust, 2.711%, 12/25/2050	1,279,543	0.1
389,127 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	348,907	0.0
	Total Collateralized Mortgage Obligations
	(Cost $552,304,313)	483,999,970	26.1
SOVEREIGN BONDS: 3.6%
BRL 9,850,000	Brazil Notas do Tesouro Nacional Serie B, 6.000%, 05/15/2055	7,892,161	0.4
BRL 10,600,000	Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/2050	8,351,796	0.4
1,000,000	Colombia Government International Bond, 5.200%, 05/15/2049	700,364	0.0
3,000,000	Colombia Government International Bond, 7.500%, 02/02/2034	2,954,544	0.2
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
MXN 385,750,000	Mexican Bonos, 7.750%, 05/29/2031	$20,098,817	1.1
1,200,000 (2)	Mexico Government International Bond, 3.250%, 04/16/2030	1,077,322	0.1
700,000	Mexico Government International Bond, 3.750%, 04/19/2071	467,313	0.0
1,600,000	Mexico Government International Bond, 4.500%, 04/22/2029	1,564,896	0.1
600,000	Oman Government International Bond, 6.000%, 08/01/2029	604,804	0.0
500,000 (1)	Oman Government International Bond, 6.750%, 10/28/2027	523,317	0.0
1,300,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	1,421,621	0.1
600,000	Panama Government International Bond, 3.160%, 01/23/2030	528,117	0.0
1,200,000 (2)	Panama Government International Bond, 3.298%, 01/19/2033	1,004,813	0.1
ZAR 300,750,000	Republic of South Africa Government Bond, 8.875%, 02/28/2035	14,497,822	0.8
3,365,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	3,027,995	0.2
800,000 (8)	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	48,000	0.0
1,075,000 (1)(2)	Serbia International Bond, 6.500%, 09/26/2033	1,070,051	0.1
450,000 (8)	Ukraine Government International Bond, 7.375%, 09/25/2034	78,638	0.0
975,000 (8)	Ukraine Government International Bond, 7.750%, 09/01/2025	198,083	0.0
4,550,000 (8)	Ukraine Government International Bond, 7.750%, 09/01/2027	843,809	0.0
	Total Sovereign Bonds
	(Cost $71,226,169)	66,954,283	3.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 18.7%
555,000 (4)	BANK 2017-BNK4 C, 4.372%, 05/15/2050	$465,239	0.0
5,320,000 (1)(4)(6)	BANK 2017-BNK4 XE, 1.481%, 05/15/2050	247,436	0.0
4,380,000 (1)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	2,961,829	0.2
1,600,000 (1)(4)	BANK 2017-BNK6 E, 2.628%, 07/15/2060	811,936	0.0
16,600,000 (1)(4)(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	871,908	0.0
49,742,555 (4)(6)	BANK 2019-BN17 XA, 1.009%, 04/15/2052	2,347,764	0.1
9,886,293 (4)(6)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	402,652	0.0
28,964,122 (4)(6)	Bank 2019-BNK19 XA, 0.948%, 08/15/2061	1,332,063	0.1
57,976,729 (4)(6)	BANK 2019-BNK22 XA, 0.594%, 11/15/2062	1,811,323	0.1
1,500,000 (4)	BANK 2019-BNK24 C, 3.518%, 11/15/2062	1,149,971	0.1
10,698,609 (4)(6)	BBCMS Trust 2021-C10 XA, 1.295%, 07/15/2054	762,827	0.0
102,729,263 (4)(6)	Benchmark 2018-B7 XA Mortgage Trust, 0.425%, 05/15/2053	1,793,699	0.1
52,613,401 (4)(6)	Benchmark 2019-B10 XA Mortgage Trust, 1.220%, 03/15/2062	2,621,721	0.1
42,285,000 (1)(4)(6)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.899%, 03/15/2062	1,961,739	0.1
42,085,320 (4)(6)	Benchmark 2019-B12 XA Mortgage Trust, 1.032%, 08/15/2052	1,697,612	0.1
3,090,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	1,952,750	0.1
7,330,000 (1)(4)(6)	Benchmark 2019-B9 XD Mortgage Trust, 2.001%, 03/15/2052	689,624	0.0
17,449,256 (4)(6)	Benchmark 2021-B24 XA Mortgage Trust, 1.150%, 03/15/2054	1,039,976	0.1
9,879,067 (4)(6)	Benchmark 2021-B28 XA Mortgage Trust, 1.281%, 08/15/2054	702,619	0.0
1,000,000 (1)	BLP Commercial Mortgage Trust 2023-IND D, 8.067%, (TSFR1M + 3.240)%, 03/15/2040	978,816	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,653,000 (1)(7)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	$1,673,828	0.1
8,069,000 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.205%, 05/25/2052	5,472,698	0.3
3,002,000 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.515%, 05/25/2052	2,080,748	0.1
4,500,000 (1)	BPR Trust 2021-WILL D, 9.684%, (US0001M + 5.000)%, 06/15/2038	4,175,742	0.2
5,289,582 (1)	BX Commercial Mortgage Trust 2021-21M E, 6.855%, (US0001M + 2.171)%, 10/15/2036	4,914,396	0.3
3,474,004 (1)	BX Commercial Mortgage Trust 2021-SOAR D, 6.085%, (US0001M + 1.400)%, 06/15/2038	3,266,427	0.2
750,000 (1)	BX Commercial Mortgage Trust 2021-VOLT D, 6.334%, (US0001M + 1.650)%, 09/15/2036	706,758	0.0
1,500,000 (1)	BX Commercial Mortgage Trust 2021-VOLT F, 7.084%, (US0001M + 2.400)%, 09/15/2036	1,384,708	0.1
3,500,000 (1)	BX Trust 2021-LBA EJV, 6.943%, (TSFR1M + 2.000)%, 02/15/2036	3,176,526	0.2
3,500,000 (1)	BX Trust 2021-LBA EV, 6.943%, (TSFR1M + 2.000)%, 02/15/2036	3,176,526	0.2
1,000,000 (1)	BX Trust 2021-SDMF D, 6.071%, (US0001M + 1.387)%, 09/15/2034	940,404	0.1
1,500,000 (1)	BX Trust 2021-SDMF E, 6.271%, (US0001M + 1.587)%, 09/15/2034	1,392,553	0.1
976,928 (1)	BX Trust 2022-FOX2 C, 6.137%, (TSFR1M + 1.309)%, 04/15/2039	908,397	0.0
1,180,000 (1)	BX Trust 2022-LBA6 C, 6.427%, (TSFR1M + 1.600)%, 01/15/2039	1,123,619	0.1
1,000,000 (1)	BX Trust 2022-LBA6 D, 6.827%, (TSFR1M + 2.000)%, 01/15/2039	933,024	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,500,000 (1)	BX Trust 2022-VAMF F, 8.126%, (TSFR1M + 3.299)%, 01/15/2039	$1,385,727	0.1
7,000,000 (1)	BX Trust 2023-LIFE C, 5.884%, 02/15/2028	6,740,535	0.4
91,204,551 (4)(6)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.132%, 05/15/2052	4,318,303	0.2
37,776,692 (4)(6)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.193%, 11/15/2052	2,010,372	0.1
6,811,396 (4)(6)	CD 2016-CD1 Mortgage Trust XA, 1.366%, 08/10/2049	220,797	0.0
14,660,000 (1)(4)(6)	CD 2016-CD1 Mortgage Trust XB, 0.694%, 08/10/2049	285,155	0.0
1,000,000 (1)(4)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.115%, 11/10/2046	891,738	0.0
4,126,000 (1)(4)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.589%, 03/11/2047	3,728,071	0.2
6,540,000 (1)(4)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.692%, 07/10/2049	4,163,981	0.2
5,790,000 (1)(4)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.692%, 07/10/2049	3,300,899	0.2
8,661,000 (1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	6,085,541	0.3
23,250,923 (4)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.027%, 10/12/2050	816,106	0.0
33,576,166 (4)(6)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.866%, 12/15/2072	1,436,288	0.1
40,323,889 (4)(6)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.041%, 08/10/2056	1,791,822	0.1
937,796 (4)(6)	COMM 2012-CR3 XA, 1.228%, 10/15/2045	1,995	0.0
196,233 (4)(6)	COMM 2012-CR4 XA, 1.188%, 10/15/2045	373	0.0
5,641,868 (1)(4)(6)	COMM 2012-LTRT XA, 0.788%, 10/05/2030	65,714	0.0
1,670,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.867%, 08/10/2046	1,569,470	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,460,000 (1)(4)	COMM 2013-CR10 F Mortgage Trust, 4.867%, 08/10/2046	$2,976,989	0.2
9,580,472 (4)(6)	COMM 2016-COR1 XA, 1.307%, 10/10/2049	321,004	0.0
2,000,000 (4)	COMM 2016-CR28 C Mortgage Trust, 4.605%, 02/10/2049	1,820,413	0.1
2,299,832 (4)(6)	COMM 2016-CR28 XA, 0.640%, 02/10/2049	34,703	0.0
19,615,676 (4)(6)	COMM 2017-COR2 XA, 1.155%, 09/10/2050	744,305	0.0
5,725,000 (1)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	4,950,136	0.3
2,792,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	1,396,617	0.1
568,000 (1)	CSWF 2021-SOP2 D, 7.001%, (US0001M + 2.317)%, 06/15/2034	503,231	0.0
1,432,000 (1)	CSWF 2021-SOP2 E, 8.051%, (US0001M + 3.367)%, 06/15/2034	1,253,519	0.1
220,270 (1)(9)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650)%, 07/10/2044	219,683	0.0
7,759,844 (1)	EQUS 2021-EQAZ C Mortgage Trust, 6.034%, (US0001M + 1.350)%, 10/15/2038	7,292,417	0.4
976,192 (1)	Extended Stay America Trust 2021-ESH E, 7.535%, (US0001M + 2.850)%, 07/15/2038	925,353	0.0
1,952,384 (1)	Extended Stay America Trust 2021-ESH F, 8.385%, (US0001M + 3.700)%, 07/15/2038	1,838,565	0.1
2,400,000 (1)(4)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	2,196,470	0.1
20,066,393 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.582%, 04/25/2030	1,734,174	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,440,206 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	$203,442	0.0
14,878,000 (1)(7)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	8,448,604	0.5
189,331,096 (1)(6)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	636,418	0.0
21,120,000 (1)(6)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	91,606	0.0
2,000,000 (1)(4)	FRR Re-REMIC Trust 2018-C1 B725, 2.838%, 02/27/2050	1,877,974	0.1
1,268,740 (1)(4)(10)	FRR Re-REMIC Trust 2018-C1 C725, 0.330%, 02/27/2050	1,162,380	0.1
2,975,000 (1)(4)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.420%, 09/27/2051	2,144,199	0.1
2,263,000 (1)(7)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,899,103	0.1
2,751,000 (1)(7)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	2,290,466	0.1
2,238,000 (1)(4)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	1,856,371	0.1
1,900,000 (1)(7)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	1,108,108	0.1
2,263,000 (1)(7)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,897,633	0.1
2,237,000 (1)(7)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,746,544	0.1
3,000,000 (1)(7)	GAM Re-REMIC Trust 2021-FRR1 2D, 0.000%, 11/29/2050	1,558,420	0.1
4,690,000 (1)(4)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	3,431,468	0.2
3,192,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.200%, 01/29/2052	2,257,899	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,476,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.830%, 01/27/2052	$2,050,941	0.1
1,815,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 C728, 0.510%, 08/27/2050	1,577,071	0.1
1,850,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.870%, 05/27/2048	1,487,208	0.1
2,238,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.480%, 11/27/2049	1,510,421	0.1
1,563,000 (1)(4)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.400%, 01/29/2052	1,070,865	0.1
1,820,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.040%, 01/27/2052	1,012,157	0.1
1,816,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 D728, 0.560%, 01/29/2052	1,544,476	0.1
1,462,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.620%, 10/27/2047	1,255,165	0.1
1,849,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.970%, 05/27/2048	1,449,204	0.1
974,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.610%, 01/29/2052	818,044	0.0
5,000,000 (1)	Great Wolf Trust 2019-WOLF C, 6.575%, (TSFR1M + 1.633)%, 12/15/2036	4,861,824	0.3
2,000,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR F, 6.784%, (US0001M + 2.100)%, 07/15/2035	930,000	0.0
10,000,000 (1)	GS Mortgage Securities Corp. II 2021-ARDN B, 6.334%, (US0001M + 1.650)%, 11/15/2036	9,647,661	0.5
1,464,112 (1)(4)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	1,046,813	0.1
500,000 (4)	GS Mortgage Securities Trust 2018-GS9 B, 4.321%, 03/10/2051	452,847	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
15,258,804 (4)(6)	GS Mortgage Securities Trust 2019-GC38 XA, 0.951%, 02/10/2052	$648,830	0.0
40,548,856 (4)(6)	GS Mortgage Securities Trust 2019-GC40 XA, 1.077%, 07/10/2052	1,750,346	0.1
660,000	GS Mortgage Securities Trust 2019-GSA1 B, 3.511%, 11/10/2052	545,848	0.0
81,796,164 (4)(6)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.810%, 11/10/2052	3,373,932	0.2
180,000 (1)(4)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	168,162	0.0
1,750,000 (1)	INTOWN 2022-STAY D Mortgage Trust, 8.961%, (TSFR1M + 4.134)%, 08/15/2039	1,707,709	0.1
5,910,000 (1)(4)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.364%, 07/05/2033	4,450,230	0.2
4,050,000 (1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 6.844%, (US0001M + 2.160)%, 07/15/2036	3,804,100	0.2
2,000,000 (4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.347%, 12/15/2047	1,739,111	0.1
7,470,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	6,299,051	0.3
3,810,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	2,655,919	0.1
675,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH E, 6.524%, (US0001M + 1.840)%, 06/15/2038	610,092	0.0
1,000,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.176%, 11/15/2045	934,655	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,549,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.884%, 01/15/2047	$2,344,591	0.1
9,560,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	7,481,315	0.4
2,200,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	1,155,036	0.1
1,000,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.635%, 04/15/2047	902,432	0.0
1,405,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.644%, 08/15/2047	1,233,772	0.1
43,589,984 (4)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.134%, 02/15/2048	690,298	0.0
43,902,044 (4)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.945%, 10/15/2048	592,880	0.0
496,412 (1)	KIND Trust 2021-KIND D, 7.242%, (TSFR1M + 2.300)%, 08/15/2038	462,703	0.0
10,081,404 (1)(4)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.795%, 03/10/2050	191,711	0.0
4,472,490 (1)	MBRT 2019-MBR H1, 9.034%, (US0001M + 4.000)%, 11/15/2036	4,328,216	0.2
9,970,379 (1)	Med Trust 2021-MDLN D, 6.685%, (US0001M + 2.000)%, 11/15/2038	9,513,991	0.5
5,250,000 (1)	MHP 2021-STOR F, 6.884%, (US0001M + 2.200)%, 07/15/2038	4,793,806	0.3
3,109,307 (1)	MHP 2022-MHIL E, 7.438%, (TSFR1M + 2.611)%, 01/15/2027	2,886,356	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,102,373 (4)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 0.920%, 11/15/2046	$20,599	0.0
12,125,191 (4)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.954%, 12/15/2047	128,058	0.0
1,500,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.891%, 04/15/2047	1,374,202	0.1
5,287,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	4,207,677	0.2
560,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	428,669	0.0
15,021,294 (4)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.774%, 11/15/2052	410,856	0.0
5,970,000 (1)(9)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,970,000	0.3
4,268,000 (1)(9)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	1,422,951	0.1
2,021,315 (1)(9)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	—	—
4,841,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	3,213,281	0.2
25,660,000 (1)(4)(6)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.792%, 10/15/2051	2,095,235	0.1
22,317,535 (4)(6)	Morgan Stanley Capital I Trust 2021-L6 XA, 1.226%, 06/15/2054	1,375,102	0.1
31,002,774 (4)(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.850%, 12/15/2050	1,015,852	0.1
13,000,000 (1)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	10,687,140	0.6
7,030,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/2049	5,367,603	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,950,000 (1)(4)	RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/2049	$4,747,243	0.3
8,960,000 (1)(4)	RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/2050	7,059,298	0.4
2,190,000 (1)(7)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,632,436	0.1
2,750,000 (1)(7)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	1,900,559	0.1
2,580,000 (1)(7)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	1,753,079	0.1
3,000,000 (1)	SMRT 2022-MINI E, 7.528%, (TSFR1M + 2.700)%, 01/15/2039	2,711,363	0.1
986,016 (1)	TTAN 2021-MHC D, 6.435%, (US0001M + 1.750)%, 03/15/2038	938,754	0.1
1,000,000 (1)(4)	UBS Commercial Mortgage Trust 2017-C5, 4.427%, 11/15/2050	731,226	0.0
22,287,619 (4)(6)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.532%, 04/15/2052	1,348,249	0.1
5,940,000 (1)	Wells Fargo Commercial Mortgage Trust 2015-NXS3 D, 3.153%, 09/15/2057	4,636,877	0.2
78,780,000 (4)(6)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.578%, 11/15/2049	1,405,888	0.1
19,184,567 (4)(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.870%, 10/15/2050	566,022	0.0
37,308,471 (4)(6)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.604%, 08/15/2052	2,573,714	0.1
2,500,000 (1)	Wells Fargo Commercial Mortgage Trust 2021-C59 C, 2.500%, 04/15/2054	1,209,794	0.1
19,181,521 (4)(6)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 1.533%, 04/15/2054	1,586,460	0.1
1,500,000 (1)(4)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,073,274	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,230,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.147%, 03/15/2045	$6,460,985	0.3
960,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.147%, 03/15/2045	590,400	0.0
8,000,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.029%, 12/15/2046	7,418,110	0.4
760,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	685,414	0.0
21,966,329 (4)(6)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.903%, 03/15/2046	62,349	0.0
1,900,000 (1)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	1,539,906	0.1
	Total Commercial Mortgage-Backed Securities
	(Cost $396,566,085)	347,889,373	18.7
U.S. TREASURY OBLIGATIONS: 1.7%
	U.S. Treasury Notes: 1.7%
684,000	0.125%, 01/15/2024	659,872	0.0
3,600,000	0.250%, 06/15/2024	3,424,570	0.2
858,000	0.375%, 09/30/2027	742,170	0.1
3,638,200	0.500%, 11/30/2023	3,538,406	0.2
6,348,300	0.875%, 01/31/2024	6,147,932	0.3
1,867,100	1.500%, 01/31/2027	1,719,409	0.1
94,000	2.750%, 08/15/2032	88,485	0.0
4,434,000	2.875%, 06/15/2025	4,330,425	0.2
529,900	3.500%, 02/15/2033	530,769	0.0
7,537,000	4.000%, 02/29/2028	7,673,903	0.4
2,669,000	4.000%, 02/28/2030	2,739,895	0.2
20,000	4.000%, 11/15/2052	21,231	0.0
220,000	4.625%, 02/28/2025	222,157	0.0
	Total U.S. Treasury Obligations
	(Cost $32,331,696)	31,839,224	1.7
ASSET-BACKED SECURITIES: 14.8%
	Automobile Asset-Backed Securities: 0.7%
2,450,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,372,245	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
4,400,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	$4,198,207	0.2
3,000,000	Carmax Auto Owner Trust 2019-2 D, 3.410%, 10/15/2025	2,984,294	0.2
1,495,122	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	1,487,274	0.1
1,662,943	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	1,655,082	0.1
		12,697,102	0.7
	Home Equity Asset-Backed Securities: 0.5%
2,211,369 (1)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,729,539	0.1
2,826,752 (1)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	2,208,703	0.1
310,010	GSAA Home Equity Trust 2006-3 A3, 5.445%, (US0001M + 0.300)%, 03/25/2036	165,589	0.0
1,948,502 (4)	GSAA Home Equity Trust 2006-4 4A3, 3.641%, 03/25/2036	1,235,518	0.1
840,173	GSAA Home Equity Trust 2007-1 1A1, 5.005%, (US0001M + 0.080)%, 02/25/2037	255,354	0.0
841,861 (4)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	334,170	0.0
754,085 (4)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	359,585	0.0
355,021	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 5.305%, (US0001M + 0.230)%, 02/25/2037	312,674	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
3,382,879 (4)	Renaissance Home Equity Loan Trust 2004-4 MF2, 5.818%, 02/25/2035	$2,897,529	0.2
		9,498,661	0.5
	Other Asset-Backed Securities: 12.6%
3,089,000 (1)(4)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	2,820,708	0.2
4,234,000 (1)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	3,887,099	0.2
2,500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 6.742%, (US0003M + 1.950)%, 04/14/2029	2,448,630	0.1
2,000,000 (1)	AMMC CLO XI Ltd. 2012-11A CR2, 6.702%, (US0003M + 1.900)%, 04/30/2031	1,879,380	0.1
2,700,000 (1)	Apidos CLO XXIV 2016-24A BRR, 6.858%, (US0003M + 2.050)%, 10/20/2030	2,572,555	0.1
2,900,000 (1)	Apidos CLO XXXIII 2020-33A CR, 6.716%, (US0003M + 1.900)%, 10/24/2034	2,722,218	0.1
1,633,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	1,601,542	0.1
742,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	696,579	0.0
353,275 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	334,319	0.0
500,000 (1)	Arbor Realty Commercial Real Estate Notes 2021-FL4 D Ltd., 7.584%, (US0001M + 2.900)%, 11/15/2036	473,814	0.0
750,000 (1)	Atrium CDO Corp. 12A CR, 6.465%, (US0003M + 1.650)%, 04/22/2027	731,541	0.0
2,500,000 (1)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	2,240,000	0.1
2,000,000 (1)	Babson CLO Ltd. 2018-3A C, 6.708%, (US0003M + 1.900)%, 07/20/2029	1,939,324	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 6.958%, (US0003M + 2.150)%, 04/20/2031	$1,906,042	0.1
1,000,000 (1)	BlueMountain CLO 2013-2A CR, 6.765%, (US0003M + 1.950)%, 10/22/2030	942,185	0.1
1,000,000 (1)	BlueMountain CLO 2015-4 CR Ltd., 6.708%, (US0003M + 1.900)%, 04/20/2030	933,104	0.1
1,250,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.792%, (US0003M + 2.000)%, 04/15/2034	1,167,941	0.1
2,000,000 (1)	BlueMountain CLO XXIX Ltd. 2020-29A CR, 6.918%, (US0003M + 2.100)%, 07/25/2034	1,881,384	0.1
1,881,000 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	1,720,503	0.1
4,000,000 (1)	Bristol Park CLO Ltd. 2016-1A CR, 6.742%, (US0003M + 1.950)%, 04/15/2029	3,802,392	0.2
750,000 (1)	Buttermilk Park CLO Ltd. 2018-1A C, 6.892%, (US0003M + 2.100)%, 10/15/2031	711,695	0.0
1,000,000 (1)	Carlyle Global Market Strategies CLO 2014-3RA B Ltd., 6.715%, (US0003M + 1.900)%, 07/27/2031	927,047	0.0
1,500,000 (1)	Carlyle US CLO 2016-4A BR Ltd., 6.908%, (US0003M + 2.100)%, 10/20/2027	1,457,919	0.1
4,600,000 (1)	CARLYLE US CLO 2017-3A BR Ltd., 6.808%, (US0003M + 2.000)%, 07/20/2029	4,356,200	0.2
1,000,000 (1)	Cent CLO C17A BR Ltd., 6.652%, (US0003M + 1.850)%, 04/30/2031	939,257	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,900,000 (1)	CIFC Funding 2015-4A BR2 Ltd., 6.708%, (US0003M + 1.900)%, 04/20/2034	$5,516,264	0.3
5,500,000 (1)	CIFC Funding 2019-2A CR Ltd., 6.892%, (US0003M + 2.100)%, 04/17/2034	5,236,753	0.3
805,533	Countrywide Asset-Backed Certificates 2005-AB2 M1, 5.550%, (US0001M + 0.705)%, 09/25/2035	748,875	0.0
5,000,000 (1)	Crown City CLO V 2023-1 A3, 8.108%, (TSFR3M + 3.600)%, 04/20/2034	4,990,960	0.3
820,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	776,354	0.0
434,250 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	414,108	0.0
4,048,750 (1)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	3,281,233	0.2
3,000,000 (1)	Dewolf Park CLO Ltd. 2017-1A DR, 7.642%, (US0003M + 2.850)%, 10/15/2030	2,781,330	0.1
562,500 (1)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	544,378	0.0
1,045,000 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	989,196	0.1
2,259,700 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,173,925	0.1
3,443,500 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,073,086	0.2
2,112,000 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,992,432	0.1
1,446,375 (1)	Driven Brands Funding LLC 2022-1A A2, 7.393%, 10/20/2052	1,462,048	0.1
1,190,625 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,144,652	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,750,000 (1)	Dryden 30 Senior Loan Fund 2013-30A DR, 7.464%, (US0003M + 2.600)%, 11/15/2028	$2,573,409	0.1
1,750,000 (1)	Dryden 55 CLO Ltd. 2018-55A C, 6.692%, (US0003M + 1.900)%, 04/15/2031	1,638,460	0.1
5,000,000 (1)	Dryden 75 CLO Ltd. 2019-75A CR2, 6.592%, (US0003M + 1.800)%, 04/15/2034	4,604,665	0.2
6,000,000 (1)	Dryden 86 CLO Ltd. 2020-86A DR, 7.992%, (US0003M + 3.200)%, 07/17/2034	5,617,758	0.3
3,038,725 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	2,977,991	0.2
840,764 (1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	768,801	0.0
3,170,483 (1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	2,702,026	0.1
1,750,000 (1)	Invesco US CLO 2023-1A A1R Ltd., 8.520%, (TSFR3M + 0.000)%, 04/22/2035	1,734,246	0.1
967,139 (1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	864,525	0.0
1,600,000 (1)	Kayne CLO 10 Ltd. 2021-10A C, 6.565%, (US0003M + 1.750)%, 04/23/2034	1,522,918	0.1
1,710,000 (1)	KAYNE CLO I Ltd. 2018-1A CR, 6.542%, (US0003M + 1.750)%, 07/15/2031	1,621,978	0.1
1,350,000 (1)	LCM XVIII L.P. 18A CR, 6.658%, (US0003M + 1.850)%, 04/20/2031	1,245,001	0.1
1,000,000 (1)	LCM XX L.P. 20A-CR, 6.758%, (US0003M + 1.950)%, 10/20/2027	979,585	0.1
2,800,000 (1)	LCM XXIV Ltd. 24A CR, 6.708%, (US0003M + 1.900)%, 03/20/2030	2,612,618	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
808,099 (1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	$692,267	0.0
1,000,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 6.698%, (US0003M + 1.900)%, 04/19/2030	970,686	0.1
2,500,000 (1)	Madison Park Funding XIX Ltd. 2015-19A B1R2, 6.665%, (US0003M + 1.850)%, 01/22/2028	2,441,387	0.1
1,000,000 (1)	Magnetite VIII Ltd. 2014-8A CR2, 6.642%, (US0003M + 1.850)%, 04/15/2031	957,362	0.1
358,172 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	357,004	0.0
646,152 (1)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	643,963	0.0
4,900,000 (1)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	4,898,896	0.3
7,000,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL6 D, 7.259%, (US0001M + 2.550)%, 07/16/2036	6,526,521	0.4
1,563,318 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	1,427,900	0.1
518,432 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	485,827	0.0
745,979 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	685,673	0.0
1,173,289 (1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	1,106,084	0.1
504,936 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	450,005	0.0
906,639 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	843,040	0.0
3,500,000 (1)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 6.748%, (US0003M + 1.950)%, 04/19/2030	3,346,619	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,700,000 (1)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 6.558%, (US0003M + 1.750)%, 01/20/2031	$7,404,181	0.4
2,300,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 6.692%, (US0003M + 1.900)%, 10/16/2033	2,175,158	0.1
4,750,000 (1)	Neuberger Berman Loan Advisers Clo 44 Ltd. 2021-44A C, 6.692%, (US0003M + 1.900)%, 10/16/2034	4,459,243	0.2
6,000,000 (1)	Oaktree CLO Ltd. 2021-1A C, 6.742%, (US0003M + 1.950)%, 07/15/2034	5,600,736	0.3
2,500,000 (1)	Oaktree CLO Ltd. 2021-1A D, 8.042%, (US0003M + 3.250)%, 07/15/2034	2,285,390	0.1
7,470,000 (1)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 6.858%, (US0003M + 2.050)%, 07/20/2030	7,255,536	0.4
4,500,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 6.842%, (US0003M + 2.050)%, 07/15/2029	4,290,867	0.2
600,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 6.658%, (US0003M + 1.850)%, 01/20/2031	565,708	0.0
4,500,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A BRR, 6.892%, (US0003M + 2.100)%, 07/15/2029	4,324,302	0.2
1,500,000 (1)	OHA Credit Funding 9 Ltd. 2021-9A C, 6.698%, (US0003M + 1.900)%, 07/19/2035	1,427,768	0.1
5,000,000 (1)	Palmer Square CLO 2020-3A CR Ltd., 7.814%, (US0003M + 2.950)%, 11/15/2031	4,693,915	0.3
4,250,000 (1)	Palmer Square Loan Funding 2021-2A C Ltd., 7.315%, (US0003M + 2.400)%, 05/20/2029	4,085,525	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
133,987 (4)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.522%, 01/25/2036	$130,885	0.0
2,370,375 (1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,230,703	0.1
1,100,000 (1)	Recette Clo Ltd. 2015-1A CRR, 6.558%, (US0003M + 1.750)%, 04/20/2034	1,021,988	0.1
2,050,000 (1)	Rockland Park CLO Ltd. 2021-1A C, 6.708%, (US0003M + 1.900)%, 04/20/2034	1,923,784	0.1
3,270,000 (1)	Shackleton 2019-15A CR CLO Ltd., 6.942%, (US0003M + 2.150)%, 01/15/2032	3,104,659	0.2
1,800,000 (1)	SoFi Consumer Loan Program 2023-1S A Trust, 5.810%, 05/15/2031	1,801,976	0.1
1,899,625 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,758,004	0.1
4,682,730 (1)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	4,020,184	0.2
1,800,140 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,736,544	0.1
3,493,834 (1)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 02/01/2055	3,120,059	0.2
5,564,467 (1)	Sunrun Jupiter Issuer 2022-1A A LLC, 4.750%, 07/30/2057	5,211,718	0.3
1,053,250 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,017,217	0.1
1,000,000 (1)	TCI-Flatiron Clo 2017-1A C Ltd., 6.727%, (US0003M + 1.850)%, 11/18/2030	948,689	0.1
2,250,000 (1)	TCI-Flatiron Clo 2018-1A CR Ltd., 6.552%, (US0003M + 1.750)%, 01/29/2032	2,133,644	0.1
4,100,000 (1)	TCW CLO 2020-1A DRR Ltd., 8.208%, (US0003M + 3.400)%, 04/20/2034	3,735,182	0.2
3,100,000 (1)	TCW CLO 2021-1A C Ltd., 6.708%, (US0003M + 1.900)%, 03/18/2034	2,875,355	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 6.745%, (US0003M + 1.950)%, 07/18/2031	$1,821,450	0.1
2,000,000 (1)(4)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,895,434	0.1
1,500,000 (1)	Upland CLO Ltd. 2016-1A BR, 6.658%, (US0003M + 1.850)%, 04/20/2031	1,414,679	0.1
2,100,000 (1)	Upstart Securitization Trust 2023-1 A, 6.590%, 02/20/2033	2,092,465	0.1
1,227,013 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,137,271	0.1
3,085,500 (1)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	2,908,284	0.2
		234,124,690	12.6
	Student Loan Asset-Backed Securities: 1.0%
63,570 (1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	58,612	0.0
213,861 (1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	194,758	0.0
665,992 (1)(4)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	606,195	0.0
1,092,294 (1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,019,234	0.1
4,000,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,451,092	0.2
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	920,119	0.1
2,250,000 (1)(4)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,148,990	0.1
1,000,000 (1)(4)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	918,449	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
1,000,000 (1)(4)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	$892,720	0.0
1,000,000 (1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	900,608	0.0
1,000,000 (1)	SoFi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	938,796	0.1
2,000,000 (1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	1,757,503	0.1
3,000,000 (1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	2,499,558	0.1
4,400,000 (1)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	3,527,921	0.2
		19,834,555	1.0
	Total Asset-Backed Securities
	(Cost $295,472,921)	276,155,008	14.8
BANK LOANS: 8.2%
	Aerospace & Defense: 0.2%
265,257	ADS Tactical, Inc. 2021 Term Loan B, 10.590%, (US0001M + 5.750)%, 03/19/2026	244,699	0.0
600,000	Amentum Government Services Holdings LLC 2022 Term Loan, 8.906%, (TSFR1M + 4.000)%, 02/15/2029	588,375	0.0
193,784	Geo Group, Inc. (The) 2022 Tranche 1 Term Loan, 11.932%, (TSFR1M + 7.125)%, 03/23/2027	196,605	0.0
1,244,314	Peraton Corp. Term Loan B, 8.590%, (US0001M + 3.750)%, 02/01/2028	1,229,693	0.1
695,000	Setanta Aircraft Leasing Designated Activity Compa Term Loan B, 7.159%, (US0003M + 2.000)%, 11/05/2028	696,086	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Aerospace & Defense (continued)
199,496	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 8.340%, (US0001M + 3.500)%, 12/06/2028	$198,748	0.0
		3,154,206	0.2
	Air Transport: 0.1%
1,484,867	United Airlines, Inc. 2021 Term Loan B, 8.568%, (US0003M + 3.750)%, 04/21/2028	1,478,975	0.1

	Auto Components: 0.0%
616,289	Broadstreet Partners, Inc. 2020 Term Loan B, 7.840%, (US0001M + 3.000)%, 01/27/2027	603,963	0.0

	Automotive: 0.3%
610,953	Autokiniton US Holdings, Inc. 2021 Term Loan B, 9.422%, (TSFR1M + 4.500)%, 04/06/2028	594,610	0.1
400,000	Belron Finance US LLC 2021 USD Term Loan B, 7.300%, (US0003M + 2.425)%, 04/13/2028	400,000	0.0
650,000	Clarios Global LP 2021 USD Term Loan B, 8.109%, (US0001M + 3.250)%, 04/30/2026	647,969	0.1
372,032	Dealer Tire Financial, LLC Term Loan B2, 9.307%, (TSFR1M + 4.500)%, 12/14/2027	370,288	0.0
763,196	Gates Global LLC 2021 Term Loan B3, 7.407%, (US0001M + 2.500)%, 03/31/2027	760,453	0.1
536,317	Holley Purchaser, Inc. 2021 Term Loan, 8.672%, (US0003M + 3.750)%, 11/17/2028	450,953	0.0
346,785	IXS Holdings, Inc. 2021 Term Loan B, 9.120%, (SOFRRATE + 4.250)%, 03/05/2027	288,265	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
442,120	Les Schwab Tire Centers Term Loan B, 8.064%, (US0003M + 3.250)%, 11/02/2027	$439,357	0.0
322,575	Rough Country, LLC 2021 Term Loan, 8.340%, (US0001M + 3.500)%, 07/28/2028	303,220	0.0
398,669	Truck Hero, Inc. 2021 Term Loan B, 8.590%, (US0001M + 3.750)%, 01/31/2028	356,417	0.0
468,706	Wand NewCo 3, Inc. 2020 Term Loan, 7.590%, (US0001M + 2.750)%, 02/05/2026	461,299	0.0
		5,072,831	0.3
	Basic Materials: 0.1%
135,000	INEOS Quattro Holdings UK Ltd. 2023 USD Term Loan, 8.380%, (TSFR1M + 3.750)%, 03/01/2030	134,494	0.0
710,000	Ineos US Finance LLC 2023 USD Term Loan B, 8.130%, (TSFR1M + 3.500)%, 02/15/2030	706,228	0.1
648,375	Iris Holding, Inc. 2022 Term Loan 1L, 9.620%, (SOFRRATE + 4.750)%, 06/15/2028	557,062	0.0
605,000	Starfruit Finco B.V 2023 Term Loan, 8.630%, (TSFR1M + 4.000)%, 03/02/2028	604,244	0.0
398,000	U.S. Silica Company 2023 Term Loan B, 9.380%, (TSFR1M + 4.750)%, 03/01/2030	387,553	0.0
		2,389,581	0.1
	Beverage & Tobacco: 0.1%
–	City Brewing Company, LLC Closing Date Term Loan, 8.330%, (US0003M + 3.500)%, 04/05/2028	—	—
461,512	Naked Juice LLC Term Loan, 8.248%, (SOFRRATE + 3.250)%, 01/24/2029	410,073	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Beverage & Tobacco (continued)
592,619	Triton Water Holdings, Inc Term Loan, 8.659%, (US0003M + 3.500)%, 03/31/2028	$535,284	0.1
		945,357	0.1
	Building & Development: 0.4%
491,094	American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 6.907%, (TSFR1M + 2.000)%, 01/15/2027	489,674	0.0
1,130,688	Chamberlain Group Inc Term Loan B, 8.090%, (US0001M + 3.250)%, 11/03/2028	1,088,287	0.1
839,635	Core & Main LP 2021 Term Loan B, 7.367%, (TSFR1M + 2.500)%, 07/27/2028	834,387	0.1
101,076	Empire Today, LLC 2021 Term Loan, 9.709%, (US0001M + 5.000)%, 04/03/2028	79,681	0.0
404	Foley Products Company, LLC 2021 Term Loan, 9.798%, (SOFRRATE + 4.750)%, 12/29/2028	400	0.0
555,113	Foundation Building Materials Holding Company LLC 2021 Term Loan, 8.075%, (US0003M + 3.250)%, 01/31/2028	540,735	0.0
42,096 (11)	IPS Corporation 2021 Delayed Draw Term Loan, 8.130%, (TSFR1M + 3.500)%, 10/02/2028	39,430	0.0
234,719	IPS Corporation 2021 Term Loan, 8.352%, (US0001M + 3.500)%, 10/02/2028	219,853	0.0
743,737	LHS Borrower, LLC 2022 Term Loan B, 9.657%, (SOFRRATE + 4.750)%, 02/16/2029	604,287	0.1
498,741	Quikrete Holdings, Inc. 2021 Term Loan B1, 7.840%, (US0001M + 3.000)%, 03/18/2029	493,878	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
446,563	Smyrna Ready Mix Concrete, LLC Term Loan B, 9.041%, (TSFR1M + 4.250)%, 04/02/2029	$445,447	0.0
436,077	Specialty Building Products Holdings, LLC 2021 Term Loan B, 8.095%, (US0001M + 3.250)%, 10/15/2028	411,314	0.0
398,987	SRS Distribution Inc. 2021 Term Loan B, 8.340%, (US0001M + 3.500)%, 06/02/2028	385,522	0.0
447,785	Standard Industries Inc. 2021 Term Loan B, 7.116%, (US0001M + 2.250)%, 09/22/2028	446,385	0.0
796,566	White Cap Buyer LLC Term Loan B, 8.557%, (TSFR1M + 3.750)%, 10/19/2027	788,352	0.1
		6,867,632	0.4
	Business Equipment & Services: 0.6%
457,970	AlixPartners, LLP 2021 USD Term Loan B, 7.609%, (US0001M + 2.750)%, 02/04/2028	457,029	0.0
768,300	Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 8.657%, (TSFR1M + 3.750)%, 05/12/2028	730,365	0.1
657,894	APX Group, Inc. 2021 Term Loan B, 8.255%, (US0003M + 3.250)%, 07/10/2028	657,071	0.1
515,313	Ascend Learning, LLC 2021 Term Loan, 8.306%, (TSFR1M + 3.500)%, 12/11/2028	478,060	0.0
435,942	Belfor Holdings Inc. Term Loan B, 8.852%, (US0001M + 4.000)%, 04/06/2026	435,669	0.0
160,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 11.590%, (US0001M + 6.750)%, 03/30/2029	141,650	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
650,870	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 8.557%, (US0001M + 3.750)%, 03/31/2028	$634,598	0.1
465,243	Endure Digital Inc. Term Loan, 8.219%, (US0003M + 3.500)%, 02/10/2028	433,839	0.0
475,197	Ensono, LP 2021 Term Loan, 8.909%, (US0003M + 3.750)%, 05/26/2028	440,745	0.0
372,813	Garda World Security Corporation 2022 Term Loan B, 9.009%, (TSFR1M + 4.250)%, 02/01/2029	362,871	0.0
750,000	Garda World Security Corporation 2022 Term Loan B, 9.120%, (SOFRRATE + 4.250)%, 10/30/2026	745,000	0.1
292,180	Gloves Buyer, Inc. 2021 Term Loan, 8.840%, (US0001M + 4.000)%, 12/29/2027	270,267	0.0
256,724	Intrado Corporation 2017 Term Loan, 8.825%, (US0003M + 4.000)%, 10/10/2024	228,163	0.0
551,600	ION Trading Finance Limited 2021 USD Term Loan, 9.909%, (US0003M + 4.750)%, 04/03/2028	521,722	0.0
601,063	KUEHG Corp. 2018 Incremental Term Loan, 8.909%, (US0003M + 3.750)%, 02/21/2025	591,797	0.0
458,705	Paysafe Holdings (US) Corp USD Term Loan B1, 7.590%, (US0001M + 2.750)%, 06/28/2028	444,944	0.0
75,000	Pre-Paid Legal Services, Inc. 2021 2nd Lien Term Loan, 11.840%, (US0001M + 7.000)%, 12/14/2029	65,625	0.0
350,970	Pre-Paid Legal Services, Inc. 2021 Term Loan, 8.590%, (US0001M + 3.750)%, 12/15/2028	346,188	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
244,324	Red Ventures, LLC 2023 Term Loan B, 7.807%, (TSFR1M + 1.500)%, 02/24/2030	$242,644	0.0
350,000	Renaissance Holding Corp. 2022 Incremental Term Loan, 9.234%, (TSFR1M + 4.500)%, 04/01/2027	349,475	0.0
50,880	Service Logic Acquisition, Inc Term Loan, 8.825%, (US0003M + 4.000)%, 10/29/2027	50,244	0.0
520,127	Skopima Merger Sub Inc. Term Loan B, 8.840%, (US0001M + 4.000)%, 05/12/2028	486,319	0.0
1,022,156	Staples, Inc. 7 Year Term Loan, 9.814%, (US0003M + 5.000)%, 04/16/2026	941,296	0.1
500,000	Verifone Systems, Inc. 2018 1st Lien Term Loan, 8.958%, (US0003M + 4.000)%, 08/20/2025	432,625	0.0
969,287	Verscend Holding Corp. 2021 Term Loan B, 8.840%, (US0001M + 4.000)%, 08/27/2025	969,651	0.1
273,066	Virtusa Corporation First Lien Term Loan B, 8.590%, (US0001M + 3.750)%, 02/11/2028	270,250	0.0
194,871	Yak Access, LLC 1L Take-Back Debt, 11.815%, (TSFR6M + 6.400)%, 09/11/2023	157,845	0.0
		11,885,952	0.6
	Cable & Satellite Television: 0.2%
454,778	Atlantic Broadband Finance, LLC 2021 Term Loan, 7.340%, (US0001M + 2.500)%, 09/01/2028	449,591	0.0
941,016	DirecTV Financing, LLC Term Loan, 9.840%, (US0001M + 5.000)%, 08/02/2027	907,963	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television (continued)
2,147,551	Telesat Canada Term Loan B5, 7.580%, (US0003M + 2.750)%, 12/07/2026	$1,138,202	0.1
750,000	UPC Financing Partnership 2021 USD Term Loan AX, 7.609%, (US0001M + 2.925)%, 01/31/2029	740,062	0.0
650,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 7.934%, (US0001M + 3.250)%, 01/31/2029	644,661	0.0
330,813	WideOpenWest Finance LLC 2021 Term Loan B, 7.898%, (TSFR1M + 3.000)%, 12/20/2028	326,347	0.0
		4,206,826	0.2
	Chemicals & Plastics: 0.2%
115,000	CPC Acquisition Corp Second Lien Term Loan, 12.910%, (US0003M + 7.750)%, 12/29/2028	66,125	0.0
504	Hexion Holdings Corporation 2022 USD Term Loan, 9.454%, (SOFRRATE + 4.500)%, 03/15/2029	454	0.0
303,406	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 7.590%, (US0001M + 2.750)%, 01/29/2026	300,846	0.0
421,189	Ineos US Finance LLC 2021 USD Term Loan B, 7.306%, (TSFR1M + 2.500)%, 11/08/2028	407,062	0.0
368,279	Lonza Group AG USD Term Loan B, 9.159%, (US0003M + 4.000)%, 07/03/2028	342,806	0.0
697,328	LSF11 A5 Holdco LLC Term Loan, 8.422%, (SOFRRATE + 3.500)%, 10/15/2028	676,931	0.1
281,067	Olympus Water US Holding Corporation 2021 USD Term Loan B, 8.938%, (US0003M + 3.750)%, 11/09/2028	266,663	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
461,114	PQ Corporation 2021 Term Loan B, 7.325%, (US0003M + 2.500)%, 06/09/2028	$457,944	0.1
300,000	Tronox Finance LLC 2021 Term Loan B, 7.078%, (US0003M + 2.250)%, 03/10/2028	294,000	0.0
		2,812,831	0.2
	Clothing/Textiles: 0.0%
535,950	ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 8.407%, (SOFRRATE + 3.500)%, 12/21/2028	528,581	0.0

	Communications: 0.2%
847,804	Charter Communications Operating, LLC 2019 Term Loan B2, 6.557%, (TSFR1M + 1.750)%, 02/01/2027	841,180	0.1
455,000	Crown Subsea Communications Holding,Inc. 2023 Incremental Term Loan, 9.880%, (TSFR1M + 5.250)%, 04/27/2027	451,019	0.0
399,000	Go Daddy Operating Company, LLC 2022 Term Loan B5, 7.880%, (TSFR1M + 3.250)%, 11/09/2029	399,471	0.0
123,484 (3)	GTT Communications, Inc. 2022 Holdco Term Loan, 13.998% (PIK Rate 0.000%, Cash Rate 0.000)%, 06/30/2028	66,475	0.0
154,191	GTT Communications, Inc. 2022 Opco Term Loan, 11.907%, (TSFR1M + 7.100)%, 12/30/2027	126,899	0.0
673,656	Maxar Technologies, Inc. 2022 Term Loan B 1L, 9.120%, (SOFRRATE + 4.250)%, 06/14/2029	674,399	0.1
495,000	Uber Technologies, Inc. 2023 Term Loan B, 7.380%, (TSFR1M + 2.750)%, 02/28/2030	494,588	0.0
		3,054,031	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Cyclical: 0.2%
260,000	American Airlines, Inc. 2023 Term Loan B, 7.380%, (TSFR1M + 2.750)%, 02/15/2028	$254,678	0.0
190,024	Avient Corp. 2022 Term Loan B, 8.120%, (SOFRRATE + 3.250)%, 08/29/2029	190,340	0.0
225,000	BBB Industries 2022 Term Loan B 1L, 10.120%, (SOFRRATE + 5.250)%, 07/25/2029	215,226	0.0
79,800	Bombardier Recreational Products, Inc. 2022 Incremental Term Loan B3, 8.370%, (SOFRRATE + 3.500)%, 12/13/2029	79,800	0.0
475,000	Caesars Entertainment Corp Term Loan B, 7.880%, (TSFR1M + 3.250)%, 02/06/2030	473,219	0.1
706,450	Flutter Entertainment 2022 Term Loan B 1L, 8.120%, (SOFRRATE + 3.250)%, 07/22/2028	708,443	0.1
250,000	Formula One Holdings Limited. Term Loan B, 8.120%, (SOFRRATE + 3.250)%, 01/15/2030	250,156	0.0
423,938	GVC Holdings (Gibraltar) Limited 2022 Term Loan B, 8.130%, (TSFR1M + 3.500)%, 10/31/2029	424,931	0.0
215,000	Hanesbrands, Inc. 2023 Term Loan B, 8.380%, (TSFR1M + 3.750)%, 03/08/2030	214,463	0.0
258,050	Penn National Gaming, Inc. 2022 Term Loan B 1L, 7.620%, (SOFRRATE + 2.750)%, 05/03/2029	258,030	0.0
180,000	Topgolf Callaway Brands Corp. Term Loan B, 8.130%, (TSFR1M + 3.500)%, 03/09/2030	179,175	0.0
		3,248,461	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: 0.2%
77,221	Alvogen Pharma US, Inc. 2022 Extended Term Loan, 12.548%, (US0003M + 7.500)%, 06/30/2025	$67,954	0.0
560,763	Bausch + Lomb Corp. 1st Lien Term Loan B, 8.120%, (SOFRRATE + 3.250)%, 05/10/2027	546,086	0.1
465,000	Corgi Bidco, Inc. 2022 Term Loan 1L, 9.870%, (SOFRRATE + 5.000)%, 10/15/2029	437,100	0.0
185,000	Fugue Finance B.V. 2023 USD Term Loan B, 9.130%, (TSFR1M + 4.500)%, 01/25/2028	185,462	0.0
205,670	Indy US Bidco, LLC 2023 USD Incremental Fifth Amendment Term Loan, 10.880%, (TSFR1M + 6.250)%, 03/06/2028	181,504	0.0
424,330	Indy US Bidco, LLC 2023 USD Incremental Term Loan B, 10.880%, (TSFR1M + 6.250)%, 03/06/2028	374,471	0.0
550,000	Neptune Bidco US Inc 2022 USD Term Loan B, 9.870%, (SOFRRATE + 5.000)%, 04/11/2029	489,500	0.0
673,313	Refresco / Pegasus 2022 TL B 1L, 9.120%, (SOFRRATE + 4.250)%, 07/12/2029	663,634	0.1
273,625	Sabre GLBL Inc. 2022 1st Lien Term Loan B, 9.870%, (SOFRRATE + 5.000)%, 06/30/2028	236,002	0.0
		3,181,713	0.2
	Containers & Glass Products: 0.3%
146,530	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 7.909%, (US0003M + 2.750)%, 04/22/2024	140,302	0.0
509,605	Altium Packaging LLC 2021 Term Loan B, 7.600%, (US0001M + 2.750)%, 02/03/2028	503,660	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
1,039,625	Charter NEX US, Inc. 2021 Term Loan, 8.556%, (TSFR1M + 3.750)%, 12/01/2027	$1,028,579	0.1
625,275	Clydesdale Acquisition Holdings Inc Term Loan, 9.082%, (TSFR1M + 4.175)%, 04/13/2029	612,485	0.1
249,364	Graham Packaging Company Inc. 2021 Term Loan, 7.840%, (US0001M + 3.000)%, 08/04/2027	247,462	0.0
421,759	Plastipak Packaging, Inc. 2021 Term Loan B, 7.375%, (US0001M + 2.500)%, 12/01/2028	420,309	0.0
636,938	Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan, 8.843%, (US0003M + 4.000)%, 10/02/2028	505,683	0.1
205,000	Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan, 11.648%, (US0003M + 6.750)%, 10/01/2029	131,648	0.0
436,169	Pro Mach Group, Inc. 2021 Term Loan B, 8.840%, (US0001M + 4.000)%, 08/31/2028	434,806	0.0
489,899	Reynolds Consumer Products LLC Term Loan, 6.657%, (TSFR1M + 1.750)%, 02/04/2027	486,685	0.0
344,111	Reynolds Group Holdings Inc. 2021 Term Loan B, 8.090%, (US0001M + 3.250)%, 09/24/2028	339,994	0.0
494,125	Titan Acquisition Limited 2018 Term Loan B, 8.151%, (US0003M + 3.000)%, 03/28/2025	469,934	0.0
483,844	TricorBraun Holdings, Inc. 2021 Term Loan, 8.090%, (US0001M + 3.250)%, 03/03/2028	473,865	0.0
363,748	Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 9.159%, (US0003M + 4.000)%, 09/15/2028	353,973	0.0
		6,149,385	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Drugs: 0.1%
612,375	Amneal Pharmaceuticals LLC 2018 Term Loan B, 8.375%, (US0001M + 3.500)%, 05/04/2025	$583,096	0.0
993,983	Jazz Financing Lux S.a.r.l. USD Term Loan, 8.340%, (US0001M + 3.500)%, 05/05/2028	991,395	0.1
367,068	Organon & Co USD Term Loan, 8.000%, (US0003M + 3.000)%, 06/02/2028	367,527	0.0
		1,942,018	0.1
	Electronics/Electrical: 0.8%
254,975	Altar Bidco, Inc. 2021 Term Loan, 6.635%, (SOFRRATE + 3.100)%, 02/01/2029	243,899	0.0
384,343	AP Core Holdings II, LLC Amortization Term Loan B1, 10.340%, (US0001M + 5.500)%, 09/01/2027	376,176	0.0
324,225	Atlas Purchaser, Inc. 2021 Term Loan, 10.385%, (US0003M + 5.250)%, 05/08/2028	225,944	0.0
801,992	Banff Merger Sub Inc 2021 USD Term Loan, 8.590%, (US0001M + 3.750)%, 10/02/2025	792,426	0.1
425,650	Cloudera, Inc. 2021 Term Loan, 8.590%, (US0001M + 3.750)%, 10/08/2028	402,239	0.0
483,747	CoreLogic, Inc. Term Loan, 8.375%, (US0001M + 3.500)%, 06/02/2028	413,906	0.0
250,000	Creation Technologies Inc. 2021 Term Loan, 10.282%, (US0003M + 5.500)%, 10/05/2028	217,500	0.0
509,863	Delta TopCo, Inc. 2020 Term Loan B, 8.656%, (TSFR1M + 3.750)%, 12/01/2027	473,960	0.0
250,000	Epicor Software Corporation 2020 Term Loan, 8.090%, (US0001M + 3.250)%, 07/30/2027	246,198	0.0
269,288	GoTo Group, Inc. Term Loan B, 9.590%, (US0001M + 4.750)%, 08/31/2027	155,899	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
212,807	Grab Holdings Inc Term Loan B, 9.350%, (US0001M + 4.500)%, 01/29/2026	$213,073	0.0
1,033,189	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B4, 8.840%, (US0001M + 4.000)%, 12/01/2027	1,021,566	0.1
413,571	Helios Software Holdings, Inc. 2021 USD Term Loan B, 8.626%, (TSFR1M + 3.750)%, 03/11/2028	404,008	0.0
459,608	Hyland Software, Inc. 2018 1st Lien Term Loan, 8.340%, (US0001M + 3.500)%, 07/01/2024	454,265	0.0
605,858	Informatica LLC 2021 USD Term Loan B, 7.602%, (US0001M + 2.750)%, 10/27/2028	602,576	0.1
1,063,217	Ingram Micro Inc. 2021 Term Loan B, 8.601%, (US0003M + 3.500)%, 06/30/2028	1,056,306	0.1
150,000	Ivanti Software, Inc. 2021 2nd Lien Term Loan, 12.212%, (US0003M + 7.250)%, 12/01/2028	91,200	0.0
930,986	Ivanti Software, Inc. 2021 Term Loan B, 9.212%, (US0003M + 4.250)%, 12/01/2027	764,476	0.1
710,159	Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 9.580%, (US0003M + 4.750)%, 07/27/2028	585,881	0.1
375,000	Magenta Buyer LLC 2021 USD 2nd Lien Term Loan, 13.080%, (US0003M + 8.250)%, 07/27/2029	275,625	0.0
498,744	McAfee, LLC 2022 USD Term Loan B, 8.515%, (TSFR1M + 3.750)%, 03/01/2029	471,521	0.0
262,350	Mediaocean LLC 2021 Term Loan, 8.407%, (US0001M + 3.500)%, 12/15/2028	248,511	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
280,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 11.057%, (TSFR1M + 6.250)%, 02/23/2029	$258,440	0.0
509,850	Mitchell International, Inc. 2021 Term Loan B, 8.502%, (US0001M + 3.750)%, 10/15/2028	484,118	0.0
471,590	Optiv Security, Inc. 1st Lien Term Loan, 8.090%, (US0003M + 3.250)%, 02/01/2024	464,163	0.0
880,099	Rackspace Technology Global, Inc. 2021 Term Loan, 7.595%, (US0003M + 2.750)%, 02/15/2028	475,254	0.0
166,667	RealPage, Inc 1st Lien Term Loan, 7.840%, (US0001M + 3.000)%, 04/24/2028	162,037	0.0
867,199	Redstone Buyer LLC 2021 Term Loan, 9.568%, (US0003M + 4.750)%, 04/27/2028	688,610	0.1
400,000	Rocket Software, Inc. 2018 Term Loan, 9.443%, (US0003M + 4.250)%, 11/28/2025	393,250	0.0
303,411	SkillSoft Corporation 2021 Term Loan, 10.098%, (TSFR1M + 5.250)%, 07/14/2028	258,355	0.0
538,589	Sovos Compliance, LLC 2021 Term Loan, 9.340%, (US0001M + 4.500)%, 08/11/2028	510,986	0.0
498,659	Symantec Corporation 2021 Term Loan B, 6.907%, (TSFR1M + 2.000)%, 09/12/2029	493,735	0.0
598,286	Travelport Finance (Luxembourg) S.a.r.l. 2021 Consented Term Loan, 10.159%, (US0003M + 6.750)%, 05/29/2026	344,014	0.0
992,462	Ultimate Software Group Inc (The) 2021 Term Loan, 8.032%, (US0003M + 3.250)%, 05/04/2026	968,359	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
200,000	Watlow Electric Manufacturing Company Term Loan B, 8.688%, (TSFR1M + 3.750)%, 03/02/2028	$197,750	0.0
240,058	Xperi Corporation 2020 Term Loan B, 8.340%, (US0001M + 3.500)%, 06/08/2028	237,358	0.0
		15,673,584	0.8
	Energy: 0.1%
405,000	Brazos Delaware II, LLC 2023 Term Loan B, 8.380%, (TSFR1M + 3.750)%, 02/01/2030	396,731	0.0
625,921	Oryx Midstream Services Permian Basin LLC 2023 Incremental Term Loan, 8.063%, (TSFR1M + 3.250)%, 10/05/2028	616,923	0.1
300,000	Profrac Services, LLC 2022 Term Loan, 12.630%, (TSFR1M + 8.000)%, 03/04/2025	297,750	0.0
190,000	Whitewater Whistler Holdings, LLC 2023 Term Loan B, 7.880%, (TSFR1M + 3.250)%, 02/15/2030	189,525	0.0
		1,500,929	0.1
	Equipment Leasing: 0.0%
286,375	Albion Financing 3 SARL USD Term Loan, 10.065%, (US0003M + 5.250)%, 08/17/2026	278,142	0.0
431,031	Rent-A-Center, Inc. 2021 First Lien Term Loan B, 8.125%, (US0003M + 3.250)%, 02/17/2028	427,798	0.0
		705,940	0.0
	Financial: 0.1%
483,788	AmWINS Group, Inc. 2023 Incremental Term Loan B, 7.380%, (TSFR1M + 2.750)%, 02/19/2028	477,286	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial (continued)
1,000,000	Hub International Limited 2022 Term Loan B, 8.870%, (SOFRRATE + 4.000)%, 11/10/2029	$998,625	0.1
498,747	USI, Inc. 2022 Incremental Term Loan, 8.380%, (TSFR1M + 3.750)%, 11/14/2029	498,124	0.0
230,000	Walker & Dunlop, Inc. 2022 Incremental Term Loan B, 7.870%, (SOFRRATE + 3.000)%, 12/18/2028	227,700	0.0
		2,201,735	0.1
	Financial Intermediaries: 0.5%
769,639	Advisor Group, Inc. 2021 Term Loan, 9.340%, (US0001M + 4.500)%, 07/31/2026	759,744	0.1
290,000	AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 11.313%, (US0001M + 6.500)%, 08/02/2029	261,000	0.0
533,263	AqGen Island Holdings, Inc. Term Loan, 8.601%, (US0003M + 3.500)%, 08/02/2028	519,265	0.0
561,450	Castlelake Aviation Limited Term Loan B, 7.616%, (US0003M + 2.750)%, 10/22/2026	556,818	0.0
684,982	Citadel Securities LP 2021 Term Loan B, 7.306%, (TSFR1M + 2.500)%, 02/02/2028	680,187	0.1
209,516	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 7.590%, (US0001M + 2.750)%, 08/21/2025	204,016	0.0
85,316	Cushman & Wakefield U.S. Borrower, LLC 2023 Term Loan, 8.157%, (TSFR1M + 3.250)%, 01/31/2030	83,183	0.0
383,832	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 8.559%, (TSFR1M + 3.750)%, 04/09/2027	372,637	0.0
1,089,805	Edelman Financial Center, LLC 2021 Term Loan B, 8.590%, (US0001M + 3.750)%, 04/07/2028	1,053,251	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
606,757	First Eagle Holdings, Inc. 2020 Term Loan B, 7.659%, (US0003M + 2.500)%, 02/01/2027	$591,968	0.0
383,038	Focus Financial Partners, LLC 2021 Term Loan, 7.307%, (TSFR1M + 2.500)%, 06/30/2028	377,703	0.0
506,031	HighTower Holdings LLC 2021 Term Loan B, 8.815%, (US0003M + 4.000)%, 04/21/2028	479,465	0.0
564,887	Jane Street Group, LLC 2021 Term Loan, 7.590%, (US0001M + 2.750)%, 01/26/2028	556,979	0.0
489,893	Trans Union, LLC 2019 Term Loan B5, 6.590%, (US0001M + 1.750)%, 11/16/2026	486,919	0.0
1,110,166	Trans Union, LLC 2021 Term Loan B6, 7.090%, (US0001M + 2.250)%, 12/01/2028	1,105,067	0.1
618,750	VFH Parent LLC 2022 Term Loan B, 7.859%, (SOFRRATE + 3.000)%, 01/13/2029	600,187	0.1
		8,688,389	0.5
	Food Products: 0.2%
484,810	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 8.609%, (US0001M + 3.750)%, 10/01/2025	431,481	0.0
679,650	8th Avenue Food & Provisions, Inc. 2021 Incremental Term Loan, 9.609%, (US0001M + 4.750)%, 10/01/2025	607,012	0.1
285,000	BCPE North Star US HoldCo 2, Inc. 2021 2nd Lien Term Loan, 12.409%, (US0003M + 7.250)%, 06/08/2029	257,213	0.0
404,034	CHG PPC Parent LLC 2021 Term Loan, 7.852%, (US0001M + 3.000)%, 12/08/2028	400,499	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
555,038	IRB Holding Corp 2022 Term Loan B, 7.737%, (SOFRRATE + 3.000)%, 12/15/2027	$546,105	0.1
472,625	Primary Products Finance LLC Term Loan, 8.743%, (US0003M + 4.000)%, 03/31/2029	467,013	0.0
387,634	Sigma Bidco B.V. 2018 USD Term Loan B2, 7.460%, (TSFR1M + 3.000)%, 07/02/2025	372,613	0.0
511,571	Weber-Stephen Products LLC Term Loan B, 8.090%, (US0001M + 3.250)%, 10/30/2027	444,428	0.0
		3,526,364	0.2
	Food Service: 0.1%
736,675	1011778 B.C. Unlimited Liability Company Term Loan B4, 6.590%, (US0001M + 1.750)%, 11/19/2026	729,861	0.0
744,361	Fertitta Entertainment, LLC 2022 Term Loan B, 8.807%, (SOFRRATE + 4.000)%, 01/27/2029	734,358	0.1
481,077	Flynn Restaurant Group LP 2021 Term Loan B, 9.090%, (US0001M + 4.250)%, 12/01/2028	470,252	0.0
732,471	US Foods, Inc. 2019 Term Loan B, 6.807%, (US0001M + 2.000)%, 09/13/2026	730,042	0.0
		2,664,513	0.1
	Health Care: 0.5%
119,903 (11)	Athenahealth, Inc. 2022 Delayed Draw Term loan, 8.370%, (SOFRRATE + 3.500)%, 02/15/2029	111,810	0.0
976,032	Athenahealth, Inc. 2022 Term Loan, 8.259%, (TSFR1M + 3.500)%, 02/15/2029	910,149	0.1
416,138	Bella Holding Company, LLC 2021 Term Loan B, 8.657%, (TSFR1M + 3.750)%, 05/10/2028	403,133	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
720,875	CHG Healthcare Services Inc. 2021 Term Loan, 8.109%, (US0001M + 3.250)%, 09/29/2028	$714,511	0.1
940,856	Global Medical Response, Inc. 2020 Term Loan B, 9.236%, (US0003M + 4.250)%, 10/02/2025	670,360	0.1
432,353	Hunter Holdco 3 Limited USD Term Loan B, 9.409%, (US0003M + 4.250)%, 08/19/2028	425,327	0.0
376,453	ICON Luxembourg S.A.R.L. LUX Term Loan, 7.410%, (TSFR1M + 2.250)%, 07/03/2028	376,179	0.0
546,293	Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan, 8.241%, (TSFR1M + 3.250)%, 11/01/2028	531,270	0.0
1,296,900	Medline Borrower, LP USD Term Loan B, 8.090%, (US0001M + 3.250)%, 10/23/2028	1,266,009	0.1
150,000	National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 12.248%, (TSFR1M + 7.250)%, 03/02/2029	90,750	0.0
554,403	National Mentor Holdings, Inc. 2021 Term Loan, 8.766%, (US0003M + 3.750)%, 03/02/2028	427,999	0.0
23,743	National Mentor Holdings, Inc. 2021 Term Loan C, 8.748%, (TSFR1M + 3.750)%, 03/02/2028	18,330	0.0
216,150	New Trojan Parent, Inc. 1st Lien Term Loan, 7.971%, (US0001M + 3.250)%, 01/06/2028	147,703	0.0
253,635	Pacific Dental Services,LLC 2021 Term Loan, 8.279%, (US0001M + 3.500)%, 05/05/2028	252,129	0.0
99,728	PRA Health Sciences, Inc. US Term Loan, 7.409%, (US0003M + 2.250)%, 07/03/2028	99,655	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
500,000	Select Medical Corporation 2017 Term Loan B, 7.350%, (US0001M + 2.500)%, 03/06/2025	$498,958	0.0
635,000	Sotera Health Holdings, LLC 2021 Term Loan, 7.575%, (US0003M + 2.750)%, 12/11/2026	613,966	0.0
732,544	Surgery Center Holdings, Inc. 2021 Term Loan, 8.460%, (US0001M + 3.750)%, 08/31/2026	729,173	0.1
409,223	US Anesthesia Partners Inc 2021 Term Loan, 8.912%, (US0001M + 4.250)%, 10/01/2028	395,192	0.0
295,450	Virgin Pulse, Inc. 2021 Term Loan, 8.840%, (US0001M + 4.000)%, 04/06/2028	244,485	0.0
		8,927,088	0.5
	Home Furnishings: 0.1%
522,050	Conair Holdings, LLC Term Loan B, 8.909%, (US0003M + 3.750)%, 05/17/2028	463,319	0.0
491,884	Illuminate Merger Sub Corp. Term Loan, 8.340%, (US0001M + 3.500)%, 07/21/2028	468,274	0.0
979,690	Prime Security Services Borrower, LLC 2021 Term Loan, 7.517%, (US0003M + 2.750)%, 09/23/2026	977,793	0.1
523,622	Solis IV BV USD Term Loan B1, 8.373%, (TSFR1M + 3.500)%, 02/26/2029	473,485	0.0
		2,382,871	0.1
	Industrial: 0.2%
900,000	Berry Global, Inc. 1st Lien Term Loan, 6.608%, (US0001M + 1.750)%, 07/01/2026	898,313	0.1
390,000	Chart Industries, Inc. 2022 Term Loan B, 8.620%, (SOFRRATE + 3.750)%, 12/07/2029	387,075	0.0
299,250	Oscar AcquisitionCo, LLC Term Loan B, 9.370%, (SOFRRATE + 4.500)%, 04/30/2029	289,244	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial (continued)
572,125	Project Castle, Inc. Term Loan B 1L, 10.370%, (SOFRRATE + 5.500)%, 06/01/2029	$490,597	0.0
380,566	STG Logistics, Inc. 2022 TL 1L, 10.870%, (SOFRRATE + 6.000)%, 03/24/2028	364,392	0.0
748,125	Transdigm, Inc. 2022 Term Loan H, 7.880%, (TSFR1M + 3.250)%, 02/22/2027	749,808	0.1
299,233	Tutor Perini Corporation Term Loan B, 9.608%, (US0001M + 4.750)%, 08/18/2027	277,538	0.0
		3,456,967	0.2
	Industrial Equipment: 0.1%
474,425	Alliance Laundry Systems LLC Term Loan B, 8.306%, (US0003M + 3.500)%, 10/08/2027	471,361	0.0
495,818	Kenan Advantage Group, Inc. 2021 Term Loan B, 8.590%, (US0001M + 3.750)%, 03/24/2026	492,534	0.0
494,975	Madison IAQ LLC Term Loan, 8.302%, (US0003M + 3.250)%, 06/21/2028	471,649	0.0
200,000	SPX Flow, Inc. 2022 Term Loan, 9.407%, (TSFR1M + 4.500)%, 04/05/2029	191,750	0.0
655,505	Vertical US Newco Inc Term Loan B, 8.602%, (US0006M + 3.500)%, 07/30/2027	640,288	0.1
		2,267,582	0.1
	Insurance: 0.3%
671,334	Acrisure, LLC 2020 Term Loan B, 8.359%, (US0001M + 3.500)%, 02/15/2027	650,355	0.1
457,630	Acrisure, LLC 2021 First Lien Term Loan B, 9.090%, (US0001M + 4.250)%, 02/15/2027	449,812	0.0
490,929	Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 8.279%, (US0001M + 3.500)%, 11/06/2027	485,918	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
402,105	AmWINS Group, Inc. 2021 Term Loan B, 7.109%, (US0001M + 2.250)%, 02/19/2028	$397,945	0.0
386,918	Aretec Group, Inc. 2018 Term Loan, 9.157%, (TSFR1M + 4.250)%, 10/01/2025	385,286	0.0
496,154	AssuredPartners, Inc. 2020 Term Loan B, 8.340%, (US0001M + 3.500)%, 02/12/2027	492,071	0.0
377,283	AssuredPartners, Inc. 2021 Term Loan B, 8.340%, (US0001M + 3.500)%, 02/12/2027	374,217	0.0
381,150	AssuredPartners, Inc. 2022 Term Loan, 8.291%, (TSFR1M + 3.500)%, 02/12/2027	377,497	0.0
640,875	NFP Corp. 2020 Term Loan, 8.090%, (US0001M + 3.250)%, 02/15/2027	626,589	0.1
817,839	OneDigital Borrower LLC 2021 Term Loan, 9.157%, (SOFRRATE + 4.250)%, 11/16/2027	789,215	0.1
		5,028,905	0.3
	Leisure Good/Activities/Movies: 0.3%
390,746 (3)	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 13.953%, (US0003M + 9.000)% (PIK Rate 1.575%, Cash Rate 9.000)%, 09/29/2025	351,671	0.0
367,539 (3)	24 Hour Fitness Worldwide, Inc. 2021 Exit Delayed Draw Term Loan, 19.051%, (US0003M + 14.000)% (PIK Rate 12.000%, Cash Rate 3.000)%, 09/29/2026	202,147	0.0
1,077,754	Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 8.340%, (US0001M + 3.500)%, 08/17/2028	1,075,060	0.1
796,328	AppLovin Corporation 2021 Term Loan B, 7.907%, (TSFR1M + 3.100)%, 10/25/2028	793,342	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
492,386	Bombardier Recreational Products, Inc. 2020 Term Loan, 6.859%, (US0001M + 2.000)%, 05/24/2027	$480,261	0.0
1,019,935	CWGS Group, LLC 2021 Term Loan B, 7.218%, (US0001M + 2.500)%, 06/03/2028	942,164	0.1
564,563	Hayward Industries, Inc. 2021 Term Loan, 7.340%, (US0001M + 2.500)%, 05/30/2028	551,155	0.0
327,832	MajorDrive Holdings IV LLC Term Loan B, 9.000%, (US0003M + 4.000)%, 06/01/2028	311,850	0.0
491,228	Playtika Holding Corp 2021 Term Loan, 6.405%, (US0001M + 3.500)%, 03/13/2028	488,684	0.0
661,675	Scientific Games Holdings LP 2022 USD Term Loan B, 8.103%, (TSFR1M + 3.500)%, 04/04/2029	653,610	0.0
		5,849,944	0.3
	Lodging & Casinos: 0.2%
415,243	Aimbridge Acquisition Co., Inc. 2019 Term Loan B, 8.590%, (US0001M + 3.750)%, 02/02/2026	397,595	0.0
1,471	Century Casinos, Inc 2022 Term Loan, 10.870%, (SOFRRATE + 6.000)%, 04/02/2029	1,416	0.0
350,000	Hilton Domestic Operating Company, Inc. 2019 Term Loan B2, 6.642%, (US0001M + 1.750)%, 06/22/2026	350,049	0.0
736,263	Hilton Grand Vacations Borrower LLC 2021 Term Loan B, 7.840%, (US0001M + 3.000)%, 08/02/2028	736,263	0.1
694,750	Scientific Games International, Inc. 2022 USD Term Loan, 7.960%, (TSFR1M + 3.000)%, 04/14/2029	690,191	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
491,055	Station Casinos LLC 2020 Term Loan B, 7.100%, (US0001M + 2.250)%, 02/08/2027	$487,986	0.0
718,211	Twin River Worldwide Holdings, Inc. 2021 Term Loan B, 7.959%, (US0001M + 3.250)%, 10/02/2028	687,867	0.0
		3,351,367	0.2
	Mortgage REITs: 0.0%
366,673	BIFM CA Buyer Inc. Term Loan B, 8.340%, (US0001M + 3.500)%, 06/01/2026	360,715	0.0

	Oil & Gas: 0.1%
322,563	ITT Holdings LLC 2021 Term Loan, 7.556%, (TSFR1M + 2.750)%, 07/10/2028	315,507	0.0
466,373	NorthRiver Midstream Finance LP 2018 Term Loan B, 8.004%, (US0003M + 3.250)%, 10/01/2025	465,935	0.0
551,832	TransMontaigne Operating Company L.P. Term Loan B, 8.310%, (US0001M + 3.500)%, 11/17/2028	545,452	0.0
598,184	Traverse Midstream Partners LLC 2017 Term Loan, 8.726%, (TSFR1M + 3.750)%, 02/16/2028	588,463	0.1
535,032	Waterbridge Midstream Operating LLC Term Loan B, 10.568%, (US0003M + 5.750)%, 06/22/2026	527,048	0.0
		2,442,405	0.1
	Publishing: 0.0%
522,555	Cengage Learning, Inc. 2021 Term Loan B, 9.880%, (US0003M + 4.750)%, 07/14/2026	486,162	0.0
302,228	Houghton Mifflin Harcourt Publishing Company 2022 Term Loan, 10.157%, (TSFR1M + 5.250)%, 04/09/2029	271,722	0.0
		757,884	0.0
	Radio & Television: 0.2%
897,046	Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.325%, (US0003M + 3.500)%, 08/21/2026	838,598	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
199,490	CMG Media Corporation 2021 Term Loan, 8.659%, (US0003M + 3.500)%, 12/17/2026	$177,172	0.0
2,764,859	Diamond Sports Group, LLC 2022 2nd Lien Term Loan, 7.880%, (TSFR1M + 3.250)%, 08/24/2026	184,554	0.0
227,083	Gray Television, Inc. 2021 Term Loan D, 7.662%, (US0001M + 3.000)%, 12/01/2028	221,075	0.0
552,363	iHeartCommunications, Inc. 2020 Term Loan, 7.840%, (US0001M + 3.000)%, 05/01/2026	491,027	0.0
1,030,000	Univision Communications Inc. 2021 First Lien Term Loan B, 8.090%, (US0001M + 3.250)%, 03/15/2026	1,026,689	0.1
		2,939,115	0.2
	Rail Industries: 0.0%
736,709	Genesee & Wyoming Inc. (New) Term Loan, 6.998%, (US0003M + 2.000)%, 12/30/2026	733,151	0.0

	Retailers (Except Food & Drug): 0.3%
995	AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 8.657%, (TSFR1M + 3.750)%, 07/31/2028	960	0.0
1,138,919	Great Outdoors Group, LLC 2021 Term Loan B1, 8.590%, (US0001M + 3.750)%, 03/06/2028	1,126,581	0.1
923,622	Harbor Freight Tools USA, Inc. 2021 Term Loan B, 7.590%, (US0001M + 2.750)%, 10/19/2027	899,377	0.1
283,274	Jo-Ann Stores, Inc. 2021 Term Loan B1, 9.572%, (US0003M + 4.750)%, 07/07/2028	159,105	0.0
430,771	Leslies Poolmart, Inc. 2021 Term Loan B, 7.659%, (US0001M + 2.500)%, 03/09/2028	425,617	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
756,525	Michaels Companies, Inc. 2021 Term Loan B, 9.409%, (US0003M + 4.250)%, 04/15/2028	$697,354	0.0
543,480	Petco Animal Supplies, Inc. 2021 Term Loan B, 8.410%, (TSFR1M + 3.250)%, 03/03/2028	534,455	0.0
820,388	Pilot Travel Centers LLC 2021 Term Loan B, 6.907%, (TSFR1M + 2.000)%, 08/04/2028	817,824	0.1
545,118	Restoration Hardware, Inc. Term Loan B, 7.340%, (US0001M + 2.500)%, 10/20/2028	511,814	0.0
		5,173,087	0.3
	Surface Transport: 0.1%
480,459	American Trailer World Corp. Term Loan B, 8.657%, (TSFR1M + 3.750)%, 03/03/2028	418,480	0.0
781,485	LaserShip, Inc. 2021 Term Loan, 9.659%, (US0003M + 4.500)%, 05/07/2028	675,008	0.0
716,815	Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 9.159%, (US0003M + 4.000)%, 07/26/2028	692,399	0.1
170,000	Worldwide Express Operations, LLC 2021 2nd Lien Term Loan, 12.159%, (US0003M + 7.000)%, 07/26/2029	140,037	0.0
		1,925,924	0.1
	Technology: 0.4%
525,000	Applied Systems, Inc. 2022 Extended 1st Lien Term Loan, 9.370%, (SOFRRATE + 4.500)%, 09/18/2026	524,891	0.0
1,683,475	Avaya 2022 Term Loan 1L, 14.870%, (SOFRRATE + 10.000)%, 12/15/2027	433,495	0.0
416,483	Avaya, Inc. 2023 DIP Term Loan, 12.630%, (TSFR1M + 8.000)%, 08/15/2023	431,059	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology (continued)
582,735	Bright Bidco B.V. 2022 Exit Term Loan, 12.676%, 10/31/2027	$588,563	0.1
610,000	CDK Global 2022 Term Loan B 1L, 9.370%, (SOFRRATE + 4.500)%, 07/06/2029	609,292	0.1
200,000	ECI Macola Max Holding, LLC 2020 Term Loan, 8.943%, (US0003M + 3.750)%, 11/09/2027	197,500	0.0
415,000	Entegris, Inc. 2023 Term Loan B, 7.623%, (TSFR1M + 2.750)%, 07/06/2029	415,324	0.0
547,250	MKS Instruments, Inc. 2022 USD Term Loan B 1L, 7.620%, (SOFRRATE + 2.750)%, 08/17/2029	545,084	0.0
820,000	Open Text Corporation 2022 Term Loan B, 8.370%, (SOFRRATE + 3.500)%, 08/24/2029	818,719	0.1
370,000	Renaissance Holding Corp. 2023 Term Loan B, 9.380%, (TSFR1M + 4.750)%, 03/15/2030	359,594	0.0
298,385	SS&C Technologies Inc. 2022 Term Loan B6, 6.880%, (TSFR1M + 2.250)%, 03/22/2029	296,840	0.0
449,661	SS&C Technologies Inc. 2022 Term Loan B7, 6.880%, (TSFR1M + 2.250)%, 03/22/2029	447,332	0.0
450,000	Tibco Software Inc. 2022 USD Term Loan, 9.498%, (TSFR1M + 4.500)%, 03/30/2029	408,134	0.0
868,026	Veritas US Inc. 2021 USD Term Loan B, 9.840%, (US0001M + 5.000)%, 09/01/2025	661,869	0.1
		6,737,696	0.4
	Telecommunications: 0.4%
376,421	Altice Financing SA 2022 USD Term Loan, 9.566%, (TSFR1M + 5.000)%, 10/31/2027	373,598	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
661,909	Asurion LLC 2018 Term Loan B7, 7.840%, (US0001M + 3.000)%, 11/03/2024	$661,427	0.0
330,000	Asurion LLC 2021 2nd Lien Term Loan B3, 10.090%, (US0001M + 5.250)%, 01/31/2028	276,684	0.0
497,925	Avaya, Inc. 2020 Term Loan B, 9.443%, (US0003M + 4.250)%, 12/15/2027	125,104	0.0
1,075,332	CCI Buyer, Inc. Term Loan, 8.898%, (TSFR1M + 4.000)%, 12/17/2027	1,063,504	0.1
436,630	CenturyLink, Inc. 2020 Term Loan B, 7.172%, (TSFR1M + 2.250)%, 03/15/2027	290,723	0.0
764,945	CommScope, Inc. 2019 Term Loan B, 8.090%, (US0001M + 3.250)%, 04/06/2026	737,853	0.1
946,981	Connect Finco Sarl 2021 Term Loan B, 8.340%, (US0001M + 3.500)%, 12/11/2026	942,541	0.1
149,724	Cyxtera DC Holdings, Inc. Term Loan B, 7.820%, (US0003M + 3.000)%, 05/01/2024	122,250	0.0
211,324	Global Tel*Link Corporation 2018 1st Lien Term Loan, 9.076%, (US0003M + 4.250)%, 11/29/2025	186,064	0.0
250,538	GOGO Intermediate Holdings LLC Term Loan B, 8.697%, (TSFR1M + 3.750)%, 04/30/2028	249,128	0.0
397,752	Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B, 9.082%, (SOFRRATE + 4.250)%, 02/01/2029	394,064	0.0
268,650	Venga Finance Sarl 2021 USD Term Loan B, 9.703%, (US0003M + 4.750)%, 06/28/2029	256,561	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
370,944	ViaSat, Inc. Term Loan, 9.422%, (TSFR1M + 4.500)%, 03/02/2029	$362,597	0.0
960,597	Zayo Group Holdings, Inc. USD Term Loan, 7.840%, (US0001M + 3.000)%, 03/09/2027	780,886	0.1
		6,822,984	0.4
	Utilities: 0.0%
260,171	Nautilus Power, LLC Term Loan B, 9.090%, (US0001M + 4.250)%, 05/16/2024	183,420	0.0
	Total Bank Loans
	(Cost $161,824,264)	151,824,902	8.2
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
210,000	DISH Network Corp., 3.375%, 08/15/2026	109,200	0.0
	Total Convertible Bonds/ Notes
	(Cost $205,803)	109,200	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
3,047	5.500%,10/01/2039	3,166	0.0
	Total U.S. Government Agency Obligations (Cost $3,264)	3,166	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
142,000 (9)(12)	24 Hour Fitness Worldwide, Inc.	852	0.0

	Consumer Staples: 0.0%
2,038 (9)(12)	Save-A-Lot, Inc. / Moran Foods	678	0.0
	Total Common Stock
	(Cost $290,412)	1,530	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
189,193 (9)(12)	24 Hour Fitness Worldwide, Inc.	$946	0.0

	Information Technology: 0.0%
2,393 (9)(12)	Riverbed Technology, Inc.	24	0.0
	Total Preferred Stock
	(Cost $267,309)	970	0.0
WARRANTS: —%
	Communication Services: —%
26,686 (9)(12)	Cineworld Group PLC	—	—
	Total Warrants
	(Cost $—)	—	—
EQUITIES AND OTHER ASSETS: 0.0%
	Business Equipment & Services: 0.0%
5,366 (9)	Yak Access, LLC Series A Common Equity	268	0.0
137,359 (9)	Yak Access, LLC Series A Preferred Equity	68,679	0.0
1,157 (9)	Yak Access, LLC Series B Common Equity	58	0.0
175,362 (9)	Yak Access, LLC Series B-1 Preferred Equity	7,015	0.0
4,957 (9)	Yak Access, LLC Series B-2 Preferred Equity	50	0.0
		76,070	0.0
	Telecommunications: 0.0%
3,256 (9)	GTT Communications, Inc.	40,700	0.0
	Total Equities and Other Assets
	(Cost $108,494)	116,770	0.0

	Value	Percentage of Net Assets
PURCHASED OPTIONS (13): 0.0%
Total Purchased Options
(Cost $2,918,451)	887,792	0.0
Total Long-Term Investments
(Cost $1,956,355,377)	1,766,630,024	95.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Commercial Paper: 0.3%
5,000,000	McCormick & Co., Inc., 5.290%, 04/28/2023
	(Cost $4,980,417)	$4,979,452	0.3

	Repurchase Agreements: 1.1%
4,776,786 (14)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $4,778,678, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.000%, Market Value plus accrued interest $4,872,322, due 11/01/49-02/01/51)	4,776,786	0.3
3,034,806 (14)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/23, 4.83%, due 04/03/23 (Repurchase Amount $3,036,011, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,095,502, due 04/25/23-02/20/73)	3,034,806	0.2
2,144,898 (14)	Citadel Securities LLC, Repurchase Agreement dated 03/31/23, 4.88%, due 04/03/23 (Repurchase Amount $2,145,758, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $2,188,686, due 04/04/23-02/15/53)	2,144,898	0.1
447,657 (14)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $447,834, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $456,610, due 12/26/24-03/20/53)	447,657	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
4,776,786 (14)	Jefferies LLC, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $4,778,714, collateralized by various U.S. Government Agency Obligations, 0.000%-5.750%, Market Value plus accrued interest $4,872,352, due 04/14/23-03/21/28)	$4,776,786	0.2
4,776,786 (14)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $4,778,678, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $4,872,322, due 04/06/23-02/20/53)	4,776,786	0.3
	Total Repurchase Agreements
	(Cost $19,957,719)	19,957,719	1.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Mutual Funds: 2.4%
8,990,719 (15)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.720%	8,990,719	0.5
35,919,000 (15)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730%	35,919,000	1.9
	Total Mutual Funds
	(Cost $44,909,719)	44,909,719	2.4
	Total Short-Term Investments
	(Cost $69,847,855)	69,846,890	3.8
	Total Investments in Securities (Cost $2,026,203,232)	$1,836,476,914	98.8
	Assets in Excess of Other Liabilities	23,025,912	1.2
	Net Assets	$1,859,502,826	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(5)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2023.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(8)
Defaulted security.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

(11)
All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.

(12)
Non-income producing security.

(13)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(14)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(15)
Rate shown is the 7-day yield as of March 31, 2023.

(16)
Bond may be called prior to maturity date.

Currency Abbreviations:
BRL
Brazilian Real

MXN
Mexican Peso

ZAR
South African Rand

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFRRATE
1-day Secured Overnight Financing Rate

SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$852	$852
Consumer Staples	—	—	678	678
Total Common Stock	—	—	1,530	1,530
Preferred Stock	—	—	970	970
Warrants	—	—	—	—
Purchased Options	—	887,792	—	887,792
Corporate Bonds/Notes	—	406,847,836	—	406,847,836
Collateralized Mortgage Obligations	—	483,999,970	—	483,999,970
Asset-Backed Securities	—	276,155,008	—	276,155,008
Commercial Mortgage-Backed Securities	—	340,276,739	7,612,634	347,889,373
Sovereign Bonds	—	66,954,283	—	66,954,283
Convertible Bonds/Notes	—	109,200	—	109,200
U.S. Government Agency Obligations	—	3,166	—	3,166
U.S. Treasury Obligations	—	31,839,224	—	31,839,224
Bank Loans	—	151,824,902	—	151,824,902
Equities and Other Assets	—	—	116,770	116,770
Short-Term Investments	44,909,719	24,937,171	—	69,846,890
Total Investments, at fair value	$44,909,719	$1,783,835,291	$7,731,904	$1,836,476,914
Other Financial Instruments+
Centrally Cleared Swaps	—	4,937,253	—	4,937,253
Forward Foreign Currency Contracts	—	2,732,415	—	2,732,415
Forward Premium Swaptions	—	519,018	—	519,018
Futures	4,930,037	—	—	4,930,037
Total Assets	$49,839,756	$1,792,023,977	$7,731,904	$1,849,595,637
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(8,832,811)	$—	$(8,832,811)
Forward Foreign Currency Contracts	—	(3,679,059)	—	(3,679,059)
Futures	(14,825,255)	—	—	(14,825,255)
Volatility Swaps	—	(263)	—	(263)
Written Options	—	(21,851,529)	—	(21,851,529)
Total Liabilities	$(14,825,255)	$(34,363,662)	$—	$(49,188,917)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 24,267,630	USD 17,739,557	Bank of America N.A.	05/12/23	$227,065
CHF 12,549,701	USD 13,720,319	Bank of America N.A.	05/12/23	53,037
AUD 20,305,176	USD 13,639,189	Bank of America N.A.	05/12/23	(47,455)
USD 30,843,172	MXN 565,586,659	Bank of America N.A.	05/12/23	(309,486)
USD 12,273,550	GBP 9,900,116	Barclays Bank PLC	05/12/23	51,093
ZAR 61,112,874	USD 3,420,728	BNP Paribas	04/04/23	11,616
ZAR 60,886,996	USD 3,411,598	BNP Paribas	04/04/23	8,059
ZAR 76,577,816	USD 4,314,832	BNP Paribas	04/05/23	(13,915)
ZAR 61,318,165	USD 3,450,146	BNP Paribas	04/05/23	(6,273)
USD 18,889,154	JPY 2,456,083,396	BNP Paribas	05/12/23	279,803
GBP 19,473,836	USD 24,005,158	BNP Paribas	05/12/23	36,795
NZD 28,589,355	USD 17,918,378	BNP Paribas	05/12/23	84,907
USD 18,791,866	AUD 28,102,462	BNP Paribas	05/12/23	(19,160)
JPY 2,355,959,034	USD 17,844,642	BNP Paribas	05/12/23	45,674
MXN 169,900,173	USD 9,124,656	BNP Paribas	05/12/23	233,489
USD 11,276,435	GBP 9,256,870	BNP Paribas	05/12/23	(151,884)
NZD 14,359,528	USD 9,000,461	BNP Paribas	05/12/23	(21,069)
JPY 1,143,293,714	USD 8,735,865	BNP Paribas	05/12/23	(73,311)
USD 8,729,481	JPY 1,139,447,946	BNP Paribas	05/12/23	96,067
CAD 20,582,051	USD 15,083,450	BNP Paribas	05/12/23	154,540
JPY 1,246,871,398	USD 9,618,946	BNP Paribas	05/12/23	(171,601)
USD 12,538,606	GBP 10,199,429	BNP Paribas	05/12/23	(53,375)
MXN 110,103,895	USD 5,924,810	BNP Paribas	05/12/23	139,741
USD 4,298,071	ZAR 76,577,816	BNP Paribas	05/19/23	13,986
USD 3,436,711	ZAR 61,318,165	BNP Paribas	05/19/23	6,315
USD 3,397,913	ZAR 60,886,996	BNP Paribas	05/19/23	(7,979)
USD 3,406,919	ZAR 61,112,874	BNP Paribas	05/19/23	(11,607)
USD 586,516	MXN 10,933,918	Brown Brothers Harriman & Co.	05/12/23	(15,728)
EUR 10,797,972	USD 11,804,052	Brown Brothers Harriman & Co.	05/12/23	(68,291)
USD 2,807,192	EUR 2,574,792	Citibank N.A.	05/12/23	8,784
ZAR 1,778	USD 100	Goldman Sachs International	04/05/23	—
GBP 9,384,530	USD 11,488,542	Goldman Sachs International	05/12/23	97,385
MXN 54,967,100	USD 2,913,785	Goldman Sachs International	05/12/23	113,817
USD 18,359,044	NZD 29,385,049	Goldman Sachs International	05/12/23	(145,306)
CHF 10,970,411	USD 11,957,502	Goldman Sachs International	05/12/23	82,574
EUR 11,839,462	USD 12,787,211	Goldman Sachs International	05/12/23	80,491
CAD 24,589,443	USD 17,914,768	Goldman Sachs International	05/12/23	290,109
USD 15,631,486	CAD 21,198,405	Goldman Sachs International	05/12/23	(62,824)
USD 15,742,006	BRL 82,555,801	HSBC Bank USA N.A.	05/12/23	(437,622)
USD 16,338,662	CAD 22,082,986	JPMorgan Chase Bank N.A.	05/12/23	(10,551)
USD 13,592,957	AUD 20,422,433	Morgan Stanley Capital Services LLC	05/12/23	(77,266)
CHF 1,381,922	USD 1,517,586	Morgan Stanley Capital Services LLC	05/12/23	(921)
CAD 20,611,192	USD 15,107,634	Morgan Stanley Capital Services LLC	05/12/23	151,931
GBP 9,159,003	USD 11,259,369	Morgan Stanley Capital Services LLC	05/12/23	48,127
USD 43,191	SEK 454,692	Morgan Stanley Capital Services LLC	05/12/23	(711)
USD 13,404,702	CHF 12,266,106	Morgan Stanley Capital Services LLC	05/12/23	(57,407)
USD 22,225	CAD 30,457	Morgan Stanley Capital Services LLC	05/12/23	(324)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 30,116,252	USD 18,831,090	Morgan Stanley Capital Services LLC	05/12/23	1,400
MXN 51,257,352	USD 2,690,528	Morgan Stanley Capital Services LLC	05/12/23	132,740
USD 15,545,279	NZD 24,880,607	Morgan Stanley Capital Services LLC	05/12/23	(13,223)
JPY 8,976,593	USD 68,049	Morgan Stanley Capital Services LLC	05/12/23	(35)
EUR 13,810,224	USD 15,010,318	Morgan Stanley Capital Services LLC	05/12/23	(697)
USD 3,185,824	CHF 2,899,608	Morgan Stanley Capital Services LLC	05/12/23	3,490
USD 18,870,512	NZD 30,336,542	Morgan Stanley Capital Services LLC	05/12/23	(99,731)
USD 10,362,573	GBP 8,465,154	Morgan Stanley Capital Services LLC	05/12/23	(88,313)
USD 26,425,248	EUR 24,493,788	Morgan Stanley Capital Services LLC	05/12/23	(195,790)
NZD 139,911	USD 86,106	Standard Chartered Bank	05/12/23	1,384
USD 64,087	AUD 96,350	Standard Chartered Bank	05/12/23	(407)
USD 15,123,259	CAD 20,662,516	Standard Chartered Bank	05/12/23	(174,304)
NZD 10,503,118	USD 6,554,040	Standard Chartered Bank	05/12/23	13,838
JPY 1,132,258,690	USD 8,684,550	Standard Chartered Bank	05/12/23	(105,608)
AUD 12,738,677	USD 8,569,219	Standard Chartered Bank	05/12/23	(42,294)
EUR 516,600	USD 552,946	Standard Chartered Bank	05/12/23	8,519
AUD 27,165,458	USD 18,094,314	State Street Bank and Trust Co.	05/12/23	89,507
USD 8,958,376	NZD 14,485,619	State Street Bank and Trust Co.	05/12/23	(99,865)
USD 3,881,044	MXN 72,947,470	State Street Bank and Trust Co.	05/12/23	(136,921)
NZD 104,366	USD 64,828	State Street Bank and Trust Co.	05/12/23	435
USD 6,611,366	MXN 124,168,164	State Street Bank and Trust Co.	05/12/23	(227,849)
USD 8,824,762	JPY 1,161,080,652	State Street Bank and Trust Co.	05/12/23	27,440
USD 9,548,445	CAD 13,085,796	State Street Bank and Trust Co.	05/12/23	(139,668)
USD 8,794,935	AUD 13,164,131	State Street Bank and Trust Co.	05/12/23	(16,778)
EUR 3,509,895	USD 3,817,920	State Street Bank and Trust Co.	05/12/23	(3,196)
EUR 6,007,214	USD 6,459,874	State Street Bank and Trust Co.	05/12/23	69,059
USD 8,505,177	AUD 12,638,339	State Street Bank and Trust Co.	05/12/23	45,416
USD 7,088,411	EUR 6,627,249	State Street Bank and Trust Co.	05/12/23	(114,405)
NZD 2,697,326	USD 1,672,623	State Street Bank and Trust Co.	05/12/23	14,087
EUR 16,388	USD 17,445	State Street Bank and Trust Co.	05/12/23	367
USD 91,034	GBP 75,377	State Street Bank and Trust Co.	05/12/23	(2,024)
CHF 105,154	USD 113,965	State Street Bank and Trust Co.	05/12/23	1,441
USD 6,452,654	CAD 8,834,627	State Street Bank and Trust Co.	05/12/23	(88,092)
USD 2,167,281	NZD 3,497,924	State Street Bank and Trust Co.	05/12/23	(20,063)
USD 19,283,442	CAD 26,513,248	State Street Bank and Trust Co.	05/12/23	(345,730)
CHF 3,584,930	USD 3,936,835	State Street Bank and Trust Co.	05/12/23	7,887
				$(946,644)

At March 31, 2023, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	2,176	06/30/23	$238,289,000	$4,687,823
U.S. Treasury Ultra 10-Year Note	203	06/21/23	24,591,547	242,214
U.S. Treasury Ultra Long Bond	33	06/22/23	4,657,125	(60,597)
			$267,537,672	$4,869,440
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury 10-Year Note	(4,113)	06/21/23	(472,673,672)	(11,756,042)
U.S. Treasury 2-Year Note	(328)	06/30/23	(67,716,625)	(717,885)
U.S. Treasury Long Bond	(484)	06/21/23	(63,479,625)	(2,290,731)
			$(603,869,922)	$(14,764,658)

At March 31, 2023, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 15,120,000	$(92,969)	$61,101
					$(92,969)	$61,101

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At March 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	8.735%	Monthly	03/16/28	MXN 281,333,000	$112,800	$112,800
Pay	1-day Secured Overnight Financing Rate	Annual	3.391	Annual	08/25/24	USD 160,000,000	(2,750,870)	(2,750,870)
Pay	1-day Secured Overnight Financing Rate	Annual	3.255	Annual	02/05/25	USD 8,780,000	(30,428)	(30,428)
Pay	1-day Secured Overnight Financing Rate	Annual	3.270	Annual	02/20/25	USD 40,521,000	(115,341)	(115,341)
Pay	1-day Secured Overnight Financing Rate	Annual	2.988	Annual	03/16/33	USD 3,806,000	(711)	(711)
Pay	1-day Secured Overnight Financing Rate	Annual	3.058	Annual	05/10/33	USD 30,935,000	(320,466)	(320,466)
Pay	1-day Secured Overnight Financing Rate	Annual	3.085	Annual	05/10/33	USD 19,799,000	(160,395)	(160,395)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 27,222,874	248,505	248,505
Pay	1-day Secured Overnight Financing Rate	Annual	3.394	Annual	05/10/33	USD 12,374,000	222,581	222,581
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 24,748,215	616,716	616,716
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 37,122,323	947,083	947,083
Pay	1-day Secured Overnight Financing Rate	Annual	3.065	Annual	05/11/33	USD 27,718,000	(270,284)	(270,284)
Pay	1-day Secured Overnight Financing Rate	Annual	3.234	Annual	05/11/33	USD 6,930,000	31,204	31,204
Pay	1-day Secured Overnight Financing Rate	Annual	3.111	Annual	05/12/33	USD 9,899,500	(57,383)	(57,383)
Pay	1-day Secured Overnight Financing Rate	Annual	3.139	Annual	05/12/33	USD 16,085,764	(55,794)	(55,794)
Pay	1-day Secured Overnight Financing Rate	Annual	3.164	Annual	05/12/33	USD 14,849,000	(20,025)	(20,025)
Pay	1-day Secured Overnight Financing Rate	Annual	3.200	Annual	05/12/33	USD 19,799,000	33,755	33,755
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/12/33	USD 14,156,299	38,787	38,787
Pay	1-day Secured Overnight Financing Rate	Annual	3.214	Annual	05/12/33	USD 13,611,351	39,849	39,849
Pay	1-day Secured Overnight Financing Rate	Annual	3.216	Annual	05/12/33	USD 13,611,350	42,163	42,163
Pay	1-day Secured Overnight Financing Rate	Annual	3.233	Annual	05/12/33	USD 16,086,000	72,368	72,368
Pay	1-day Secured Overnight Financing Rate	Annual	3.610	Annual	05/12/33	USD 6,187,000	225,151	225,151
Pay	1-day Secured Overnight Financing Rate	Annual	3.621	Annual	05/12/33	USD 11,137,000	415,684	415,684
Pay	1-day Secured Overnight Financing Rate	Annual	3.674	Annual	05/12/33	USD 23,758,000	992,793	992,793
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 18,809,000	443,335	443,335
Pay	1-day Secured Overnight Financing Rate	Annual	3.275	Annual	09/11/33	USD 21,146,000	293,671	293,671
Pay	1-day Secured Overnight Financing Rate	Annual	3.067	Annual	09/13/33	USD 9,093,000	(31,576)	(31,576)
Pay	1-day Secured Overnight Financing Rate	Annual	3.075	Annual	09/13/33	USD 11,419,000	(31,587)	(31,587)
Pay	1-day Secured Overnight Financing Rate	Annual	3.163	Annual	09/13/33	USD 2,115,000	9,695	9,695
Pay	1-day Secured Overnight Financing Rate	Annual	3.174	Annual	09/13/33	USD 10,573,000	58,144	58,144
Pay	1-day Secured Overnight Financing Rate	Annual	2.843	Annual	06/16/53	USD 2,960,000	(53,510)	(53,510)
Receive	1-day Secured Overnight Financing Rate	Annual	3.437	Annual	02/20/25	USD 23,637,000	30,074	30,074
Receive	1-day Secured Overnight Financing Rate	Annual	3.586	Annual	02/20/25	USD 12,832,000	(1,665)	(1,665)
Receive	1-day Secured Overnight Financing Rate	Annual	3.657	Annual	02/20/25	USD 8,239,000	(6,571)	(6,571)
Receive	1-day Secured Overnight Financing Rate	Annual	3.180	Annual	05/11/33	USD 82,907,000	1,794	1,794
Receive	1-day Secured Overnight Financing Rate	Annual	3.252	Annual	05/11/33	USD 4,455,000	(26,841)	(26,841)
Receive	1-day Secured Overnight Financing Rate	Annual	3.275	Annual	05/11/33	USD 12,374,000	(99,291)	(99,291)
Receive	1-day Secured Overnight Financing Rate	Annual	3.337	Annual	05/11/33	USD 20,294,000	(268,699)	(268,699)
Receive	1-day Secured Overnight Financing Rate	Annual	3.392	Annual	05/11/33	USD 11,384,000	(203,678)	(203,678)
Receive	1-day Secured Overnight Financing Rate	Annual	3.408	Annual	05/11/33	USD 14,601,000	(281,263)	(281,263)
Receive	1-day Secured Overnight Financing Rate	Annual	3.302	Annual	05/12/33	USD 10,147,000	(105,112)	(105,112)
Receive	1-day Secured Overnight Financing Rate	Annual	3.311	Annual	05/12/33	USD 13,117,000	(145,139)	(145,139)
Receive	1-day Secured Overnight Financing Rate	Annual	3.314	Annual	05/12/33	USD 6,187,000	(70,149)	(70,149)
Receive	1-day Secured Overnight Financing Rate	Annual	3.421	Annual	05/12/33	USD 22,273,000	(454,042)	(454,042)
Receive	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/12/33	USD 21,036,000	(539,077)	(539,077)
Receive	1-day Secured Overnight Financing Rate	Annual	3.598	Annual	05/12/33	USD 13,612,000	(481,209)	(481,209)
Receive	1-day Secured Overnight Financing Rate	Annual	3.643	Annual	05/12/33	USD 34,648,000	(1,356,098)	(1,356,098)
Receive	1-day Secured Overnight Financing Rate	Annual	3.689	Annual	05/12/33	USD 13,612,000	(586,403)	(586,403)
Receive	1-day Secured Overnight Financing Rate	Annual	3.184	Annual	09/13/33	USD 3,172,000	(20,117)	(20,117)
Receive	1-day Secured Overnight Financing Rate	Annual	3.236	Annual	09/13/33	USD 2,580,000	(27,688)	(27,688)
Receive	1-day Secured Overnight Financing Rate	Annual	3.240	Annual	09/13/33	USD 2,749,000	(30,330)	(30,330)
Receive	1-day Secured Overnight Financing Rate	Annual	3.353	Annual	09/13/33	USD 10,996,000	(224,806)	(224,806)
Receive	1-day Secured Overnight Financing Rate	Annual	2.950	Annual	06/16/53	USD 846,000	(2,314)	(2,314)
Receive	1-day Secured Overnight Financing Rate	Annual	2.956	Annual	06/16/53	USD 1,057,000	(3,949)	(3,949)
							$(3,956,659)	$(3,956,659)

At March 31, 2023, the following OTC volatility swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CNH Spot Exchange Rate	6.350%	Morgan Stanley Capital Services LLC	06/16/23	USD	44,252,000	$(263)	$(263)
							$(263)	$(263)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following OTC purchased foreign currency dual digital options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
AUD/USD & USD/JPY Dual Digital	Barclays Bank PLC	05/30/23	0.60 & 125	USD 2,386,000	$45,334	$2,603
AUD/USD & USD/JPY Dual Digital	Goldman Sachs International	05/30/23	0.6375 & 131.5	USD 1,045,000	60,767	44,871
USD/CNH & USD/JPY Dual Digital	BNP Paribas	05/30/23	7.2 & 131.5	USD 894,000	61,686	7,048
					$167,787	$54,522
At March 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 12,280,000	$609,088	$196,216
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD 15,517,000	276,203	127,369
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD 15,517,000	296,064	127,369
Put USD vs. Call JPY	Goldman Sachs International	04/13/23	120.000	USD 36,413,000	412,996	684
Put USD vs. Call JPY	Morgan Stanley Capital Services LLC	04/13/23	120.000	USD 59,233,000	690,479	1,113
Put USD vs. Call JPY	BNP Paribas	06/23/23	130.000	USD 17,945,000	87,572	23,890
Put USD vs. Call JPY	Goldman Sachs International	07/07/23	115.000	USD 2,095,300	188,577	91,424
Put USD vs. Call MXN	Goldman Sachs International	06/28/23	18.060	USD 17,910,000	189,685	265,206
					$2,750,664	$833,271
At March 31, 2023, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put MXN	Goldman Sachs International	09/14/23	21.000	EUR 15,000,000	$554,905	$(347,366)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD 15,517,000	439,441	(177,908)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD 15,517,000	425,166	(177,908)
Call USD vs. Put MXN	Morgan Stanley Capital Services LLC	04/26/23	20.600	USD 21,107,000	668,501	(5,467)
Call USD vs. Put MXN	Goldman Sachs International	06/28/23	19.600	USD 17,910,000	193,267	(136,558)
Call USD vs. Put MXN	Bank of America N.A.	08/31/23	18.750	USD 42,307,000	1,310,248	(1,171,973)
Put USD vs. Call MXN	Morgan Stanley Capital Services LLC	04/26/23	20.000	USD 21,107,000	427,839	(2,210,403)
Put USD vs. Call MXN	Morgan Stanley Capital Services LLC	06/28/23	17.450	USD 17,910,000	79,108	(79,108)
					$4,098,475	$(4,306,691)
At March 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap (2)	Bank of America N.A.	Pay	3.550%	1-day Secured Overnight Financing Rate	09/11/23	USD 21,146,000	$571,999	$(994,780)
Call on 10-Year Interest Rate Swap (2)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 98,993,000	2,855,948	(5,015,825)
Call on 10-Year Interest Rate Swap (2)	Citibank N.A.	Pay	3.540%	1-day Secured Overnight Financing Rate	09/11/23	USD 42,292,000	1,143,999	(1,964,262)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap (2)	Goldman Sachs International	Pay	3.460%	1-day Secured Overnight Financing Rate	08/21/23	USD 49,496,000	1,249,774	(1,972,223)
Call on 10-Year Interest Rate Swap (2)	Goldman Sachs International	Pay	3.570%	1-day Secured Overnight Financing Rate	09/07/23	USD 21,146,000	564,863	(1,014,384)
Call on 10-Year Interest Rate Swap (2)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 49,496,000	1,517,052	(586,178)
Call on 1-Year Interest Rate Swap (2)	Barclays Bank PLC	Pay	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD 67,535,000	317,752	(549,975)
Call on 1-Year Interest Rate Swap (2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD 135,070,000	587,892	(608,913)
Call on 30-Year Interest Rate Swap (2)	Morgan Stanley Capital Services LLC	Pay	2.994%	1-day Secured Overnight Financing Rate	06/14/23	USD 10,573,000	456,489	(375,478)
Put on 10-Year Interest Rate Swap (3)	Bank of America N.A.	Receive	3.550%	1-day Secured Overnight Financing Rate	09/11/23	USD 21,146,000	571,999	(256,193)
Put on 10-Year Interest Rate Swap (3)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 98,993,000	2,855,948	(123,334)
Put on 10-Year Interest Rate Swap (3)	Citibank N.A.	Receive	3.540%	1-day Secured Overnight Financing Rate	09/11/23	USD 42,292,000	1,143,999	(522,237)
Put on 10-Year Interest Rate Swap (3)	Goldman Sachs International	Receive	3.460%	1-day Secured Overnight Financing Rate	08/21/23	USD 49,496,000	1,249,774	(659,915)
Put on 10-Year Interest Rate Swap (3)	Goldman Sachs International	Receive	3.570%	1-day Secured Overnight Financing Rate	09/07/23	USD 21,146,000	564,863	(242,252)
Put on 10-Year Interest Rate Swap (3)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 49,496,000	1,517,053	(1,287,337)
Put on 1-Year Interest Rate Swap (3)	Barclays Bank PLC	Receive	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD 67,535,000	317,752	(211,876)
Put on 1-Year Interest Rate Swap (3)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD 135,070,000	587,892	(857,996)
Put on 30-Year Interest Rate Swap (3)	Morgan Stanley Capital Services LLC	Receive	2.994%	1-day Secured Overnight Financing Rate	06/14/23	USD 10,573,000	456,489	(301,680)
							$18,531,537	$(17,544,838)

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 22,958,000	$(4,017,650)	$181,192
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 53,680,100	(9,662,418)	216,149
							$(13,680,068)	$397,341
At March 31, 2023, the following OTC written forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap	Bank of America N.A.	0.000%	Pay	1-day Secured Overnight Financing Rate	03/27/28	USD 10,573,000	$448,295	$463
Call on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	0.000%	Pay	1-day Secured Overnight Financing Rate	03/14/28	USD 21,146,000	921,477	36,749
Put on 5-Year Interest Rate Swap	Bank of America N.A.	0.000%	Receive	1-day Secured Overnight Financing Rate	03/27/28	USD 10,573,000	448,295	9,491
Put on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	0.000%	Receive	1-day Secured Overnight Financing Rate	03/14/28	USD 21,146,000	921,477	74,974
							$2,739,544	$121,677

(1)
Payments made at maturity date.

(2)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

(4)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(5)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
MXN – Mexican Peso
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$887,793
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,732,415
Interest rate contracts	Unrealized appreciation on forward premium swaptions	519,018
Interest rate contracts	Variation margin receivable on futures contracts**	4,930,037
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	4,937,253
Total Asset Derivatives		$14,006,516
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,679,059
Interest rate contracts	Variation margin payable on futures contracts**	14,825,255
Interest rate contracts	Variation margin payable on centrally cleared swaps**	8,832,811
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	263
Interest rate contracts	Written options, at fair value	17,544,838
Foreign exchange contracts	Written options, at fair value	4,306,691
Total Liability Derivatives		$49,188,917

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(3,637,677)	$—	$(3,637,677)
Equity contracts	—	—	(277,109)	—	—	(277,109)
Foreign exchange contracts	(2,244,167)	(7,229,584)	—	289,711	5,665,328	(3,518,712)
Interest rate contracts	1,284,602	—	28,458,854	(13,942,442)	11,236,672	27,037,686
Total	$(959,565)	$(7,229,584)	$28,181,745	$(17,290,408)	$16,902,000	$19,604,188
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(598,370)	$—	$(598,370)
Foreign exchange contracts	(1,026,446)	442,762	—	(71,550)	(1,346,365)	(2,001,599)
Interest rate contracts	397,341	—	(11,726,093)	(3,219,178)	1,450,638	(13,097,292)
Total	$(629,105)	$442,762	$(11,726,093)	$(3,889,098)	$104,273	$(15,697,261)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2023 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2023:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$127,369	$2,603	$354,523	$—	$—	$402,185	$—	$—	$1,113	$—	$—	$887,793
Forward premium swaptions	9,954	397,341	—	—	—	—	—	—	111,723	—	—	519,018
Forward foreign currency contracts	280,102	51,093	1,110,992	—	8,784	664,376	—	—	337,688	23,741	255,639	2,732,415
Total Assets	$417,425	$451,037	$1,465,515	$—	$8,784	$1,066,561	$—	$—	$450,524	$23,741	$255,639	$4,139,226
Liabilities:
Forward foreign currency contracts	$356,941	$—	$530,174	$84,019	$—	$208,130	$437,622	$10,551	$534,418	$322,613	$1,194,591	$3,679,059
Volatility swaps	—	—	—	—	—	—	—	—	263	—	—	263
Written options	2,600,853	5,901,011	177,908	—	2,486,499	4,372,698		1,873,515	4,439,045	—	—	21,851,529
Total Liabilities	$2,957,794	$5,901,011	$708,082	$84,019	$2,486,499	$4,580,828	$437,622	$1,884,066	$4,973,726	$322,613	$1,194,591	$25,530,851
Net OTC derivative instruments by counterparty, at fair value	$(2,540,369)	$(5,449,974)	$757,433	$(84,019)	$(2,477,715)	$(3,514,267)	$(437,622)	$(1,884,066)	$(4,523,202)	$(298,872)	$(938,952)	$(21,391,625)
Total cash collateral pledged by the Fund/(Received from counterparty)	$2,540,369	$5,449,974	$(420,000)	$—	$2,477,715	$3,514,267	$—	$1,884,066	$4,523,202	$—	$600,000	$20,569,593
Net Exposure(1)(2)(3)	$—	$—	$337,433	$(84,019)	$—	$—	$(437,622)	$—	$—	$(298,872)	$(338,952)	$(822,032)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2023, the Fund had pledged $2,690,000, $5,740,000, $2,990,000, $4,150,000, $2,260,000, and $6,150,000 in cash collateral to Bank of America N.A., Barclays Bank PLC, Citibank N.A., Goldman Sachs International, JPMorgan Chase Bank N.A., and Morgan Stanley Capital Services LLC , respectively. Excess cash collateral is not shown for financial reporting purposes.

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,997,268,849.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$30,022,393
Gross Unrealized Depreciation	(225,939,053)
Net Unrealized Depreciation	$(195,916,660)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year or period ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.1944
Class C	NII	$0.1369
Class I	NII	$0.2175
Class R6	NII	$0.2189
Class W	NII	$0.2140
Voya High Yield Bond Fund
Class A	NII	$0.3627
Class C	NII	$0.3155
Class I	NII	$0.3908
Class R	NII	$0.3503
Class R6	NII	$0.3960
Class W	NII	$0.3853
All Classes	STCG	$0.0414
All Classes	LTCG	$0.0502
Voya Intermediate Bond Fund
Class A	NII	$0.2519
Class C	NII	$0.1852
Class I	NII	$0.2807
Class R	NII	$0.2301
Class R6	NII	$0.2849
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class W	NII	$0.2737
Voya Short Duration High Income Fund(1)
Class A	NII	$0.0993
Class I	NII	$0.1029
Class R6	NII	$0.1025
Voya Short Term Bond Fund
Class A	NII	$0.2083
Class C	NII	$0.1383
Class I	NII	$0.2356
Class R	NII	$0.1855
Class R6	NII	$0.2391
Class W	NII	$0.2323
Voya Strategic Income Opportunities Fund
Class A	NII	$0.3261
Class C	NII	$0.2527
Class I	NII	$0.3550
Class R	NII	$0.2998
Class R6	NII	$0.3598
Class W	NII	$0.3471

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
(1)
Commenced operations on February 9, 2023.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	98.44%
Voya Intermediate Bond Fund	99.06%
Voya Short Duration High Income Fund	93.20%
Voya Short Term Bond Fund	99.85%
Voya Strategic Income Opportunities Fund	99.82%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya High Yield Bond Fund	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya High Yield Bond Fund	$3,451,344

TAX INFORMATION (Unaudited)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that
IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Funds, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date and ten-year periods, the second quintile for the one-year and five-year periods, and the third quintile for the three-year period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Fund’s pricing is competitive.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Fund, the Board
considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to date and one-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; and (2) the negative impact of the significant increase in interest rates on the Fund’s performance.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date period, and the fourth quintile for the one-year and three-year periods; and (2) the Fund outperformed its primary benchmark for the three-year and five-year periods and underperformed for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of stock selection and sector allocation on the Fund’s performance; (2) management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (3) management’s confidence in the Fund’s ability to deliver long-term performance.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Fund and that approval of the continuation of the Contracts is in the best interests of each Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Fund for the year ending November 30, 2023.
BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT AND SUB-ADVISORY CONTRACTS FOR VOYA SHORT DURATION HIGH INCOME FUND
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya Short Duration High Income Fund (the “Fund”), a series of Voya Funds Trust (“VFT”), can enter into a new investment management or sub-advisory contract only if the Board of Trustees of VFT (the “Board”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangements. Thus, at its meeting held on November 17, 2022, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL” or the “Adviser”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) (together, the “Management and Sub-Advisory Contracts”) for the Fund.
In determining whether to initially approve the Management Contract and Sub-Advisory Contract for the Fund, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Fund and the Fund’s Management Contract included the following: (1) a memorandum and presentation materials presenting management’s rationale for proposing the launch of the Fund that discuss, among other things, the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

experience and expertise of VIL in the management of other funds within the Voya funds complex with similar investment objectives and strategies; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Fund; (5) a memorandum provided by counsel to the Independent Trustees summarizing the guidelines relevant to the Board’s consideration of the approvals of the Management Contracts; (6) a memorandum and other information provided in response to Section 15(c) requests to the Adviser and Sub-Adviser by counsel to the Independent Trustees on behalf of the Board; and (7) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors, including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the average and median expense ratios of the funds in the Fund’s SPG; (6) the projected profitability of VIL; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2022 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (10) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry; (3) the information that had been provided by Voya IM in advance of the November 17, 2022 meeting at which Voya IM presented with respect to its sub-advisory services; (4) the nature, extent and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Fund’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to prevent violation of the Federal securities laws, which had been reviewed and evaluated by VFT’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.
The Board reviewed the performance for accounts, including a prior fund, managed by the Sub-Adviser that were substantially similar in strategy to the strategy the Sub-Adviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund.
After its deliberation, the Board concluded that, in its business judgment, the terms of the Management and Sub-Advisory Contracts are fair and reasonable to the Fund and that approval of the Management and Sub-Advisory Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Management and Sub-Advisory Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Management and Sub-Advisory Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2024.

ADDITIONAL INFORMATION (Unaudited)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0323-052523)

Annual Report
March 31, 2023
Voya Government Money Market Fund
Classes A, C, I, and W
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[This Page Intentionally Left Blank]

Portfolio Managers’ Report	Voya Government Money Market Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

U.S. Treasury Repurchase Agreement	35.1%
U.S. Treasury Debt	31.4
U.S. Government Agency Debt	15.3
Assets in Excess of Other Liabilities	18.2
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance Update: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the Fund’s fiscal year. Maximizing the yield and the total return of the Fund remained a secondary objective. The Fund outperformed it’s benchmark before the deduction of fees and operating expenses and benefited from its high liquidity and by maintaining a very short weighted average maturity (“WAM”) to take advantage of the multiple large Federal Open Market Committee (“FOMC”) rate increases during the period. Exposure to floating rate US agency securities tied to secured overnight financing rate (“SOFR”) and US Treasury securities tied to 3-month T-Bills further added to performance.
Portfolio Specifics: The year saw the FOMC implement a total of eight increases in the Fed funds rate, moving from a range of 0.25 – 0.50% in April 2022 to 4.75 – 5.00% by the end of March 2023. In early February, Fed Chair Jerome Powell commented that the central bank’s efforts to tame inflation will “likely...take quite a bit of time. It’s not going to be smooth. So, we think we’re going to have to do further increases, and we think we’ll have to hold policy at a restrictive level for some time.” However, the collapse of Silicon Valley Bank in March may have moderated the Fed’s aggressive rate-hike plans. Powell indicated then that rate cuts later in 2023 were not the central bank’s baseline expectation but noted that the FOMC had contemplated pausing rate hikes, given the turbulence in the banking sector.
The Fund ended the period with a very short weighted average maturity (“WAM”), in an effort to maximize yield in a rising-rate environment.
Current Strategy & Outlook: For now, most investors expect a steady pace of rate cuts to start later in 2023 as the Fed attempts to maneuver a soft economic landing. We disagree. We believe the Fed will implement one more rate hike of 25 basis points in May 2023 before pausing for an extended period, followed by rate cuts starting during the fourth quarter as the economy moves toward a potential recession. Accordingly, we are maintaining a very short WAM unless the market starts to price longer-term money market maturities positioned for higher rates and/or a long pause by the FOMC.
The Fund’s strategy seeks to add incremental yield to take advantage of an additional rate hike and higher short-term rates for the near to medium term. We plan on maintaining our exposure to U.S. agency and US Treasury floating rate notes in order to add incremental yield over repo and interest rate sensitivity to higher rates.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
1

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2023**	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2023**
Class A	$1,000.00	$1,019.00	0.39%	$1.96	$1,000.00	$1,022.99	0.39%	$1.97
Class C	1,000.00	1,013.90	1.23	6.18	1,000.00	1,018.80	1.23	6.19
Class I	1,000.00	1,019.00	0.39	1.96	1,000.00	1,022.99	0.39	1.97
Class W	1,000.00	1,019.00	0.39	1.96	1,000.00	1,022.99	0.39	1.97

*
The annualized expense ratios reflect waivers of 0.01%, 0.18%, 0.01% and 0.01% of management, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

**
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Money Market Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Government Money Market Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023
3

statement of assets and liabilities as of March 31, 2023

ASSETS:
Short-term investments at amortized cost	$129,402,738
Repurchase agreements	97,502,000
Cash	14,349
Receivables:
Investment securities sold	42,415,590
Fund shares sold	8,799,862
Dividends	9,881
Interest	869,364
Prepaid expenses	43,699
Reimbursement due from Investment Adviser	43,838
Other assets	20,452
Total assets	279,121,773
LIABILITIES:
Income distribution payable	1,782
Payable for fund shares redeemed	1,463,301
Payable for investment management fees	82,017
Payable for distribution and shareholder service fees	1,875
Payable to trustees under the deferred compensation plan (Note 5)	20,452
Payable for trustee fees	84
Other accrued expenses and liabilities	242,506
Total liabilities	1,812,017
NET ASSETS	$277,309,756
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$277,368,984
Total distributable loss	(59,228)
NET ASSETS	$277,309,756
See Accompanying Notes to Financial Statements
4

statement of assets and liabilities as of March 31, 2023 (continued)

Class A
Net assets	$217,392,179
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	217,433,122
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,219,877
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,220,283
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$56,465,783
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	56,476,182
Net asset value and redemption price per share	$1.00
Class W
Net assets	$1,231,917
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,232,143
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
5

STATEMENT OF OPERATIONS for the year ended March 31, 2023

INVESTMENT INCOME:
Dividends	$50,882
Interest	7,277,851
Total investment income	7,328,733
EXPENSES:
Investment management fees	849,978
Distribution and shareholder service fees:
Class C	21,868
Transfer agent fees:
Class A	404,790
Class C	4,653
Class I	37,722
Class W	2,287
Shareholder reporting expense	16,425
Registration fees	67,101
Professional fees	28,665
Custody and accounting expense	14,600
Trustee fees	3,650
Miscellaneous expense	12,840
Total expenses	1,464,579
Waived and reimbursed fees	(499,026)
Net expenses	965,553
Net investment income	6,363,180
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(4,142)
Increase in net assets resulting from operations	$6,359,038
See Accompanying Notes to Financial Statements
6

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
FROM OPERATIONS:
Net investment income	$6,363,180	$—
Net realized gain (loss)	(4,142)	135,524
Increase in net assets resulting from operations	6,359,038	135,524
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(5,001,800)	(148,550)
Class C	(35,525)	(2,129)
Class I	(1,290,155)	(42,621)
Class W	(36,370)	(313)
Total distributions	(6,363,850)	(193,613)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,140,832,736	1,095,071,009
Reinvestment of distributions	6,347,946	193,061
	1,147,180,682	1,095,264,070
Cost of shares redeemed	(1,070,424,026)	(1,099,422,799)
Net increase (decrease) in net assets resulting from capital share transactions	76,756,656	(4,158,729)
Net increase (decrease) in net assets	76,751,844	(4,216,818)
NET ASSETS:
Beginning of year or period	200,557,912	204,774,730
End of year or period	$277,309,756	$200,557,912
See Accompanying Notes to Financial Statements
7

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-23	1.00	0.03	(0.01)	0.02	0.02	—	—	0.02	—	1.00	2.48	0.62	0.39(4)	0.39	2.63	217,392	—
03-31-22	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.64	0.05(5)	0.05	(0.00)*	156,626	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(6)	0.11	0.01	156,808	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(7)	0.41	1.49	161,828	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.75	157,178	—
Class C
03-31-23	1.00	0.02•	0.00*	0.02	0.02	—	—	0.02	—	1.00	1.63	1.62	1.23(4)	1.23	1.62	2,220	—
03-31-22	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.09	1.64	0.05(5)	0.05	0.00	2,015	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	1.68	0.11(6)	0.11	0.01	2,321	—
03-31-20	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.65	1.63	1.41(7)	1.41	0.56	2,870	—
03-31-19	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	1.57	1.40	1.40	0.74	4,256	—
Class I
03-31-23	1.00	0.03	(0.01)	0.02	0.02	—	—	0.02	—	1.00	2.48	0.49	0.39(4)	0.39	2.63	56,466	—
03-31-22	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05(5)	0.05	(0.00)*	41,745	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	0.57	0.11(6)	0.11	0.01	45,260	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.63	0.61	0.41(7)	0.41	1.53	43,994	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.72	39,581	—
Class W
03-31-23	1.00	0.03•	(0.01)	0.02	0.02	—	—	0.02	—	1.00	2.50	0.62	0.39(4)	0.39	3.37	1,232	—
03-31-22	1.00	0.00*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.64	0.05(5)	0.05	0.00*	173	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(6)	0.11	0.01	386	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(7)	0.41	1.52	236	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.82	269	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.01%, 0.18%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.35%, 1.35%, 0.35% and 0.35% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.30%, 1.30%, 0.30% and 0.30% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
8

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Trustees (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

9

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures. The Board has also designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s).
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table within the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2023.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended

10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.
Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a service and distribution plan (the “Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares of the value of average daily net assets of the class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class C shares. Pursuant to the Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s Class C shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor and Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero through August 1, 2023. There is no guarantee the Fund will maintain such a yield. Distribution and shareholder servicing fees waived are not subject to recoupment. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. For the year ended March 31, 2023, the Distributor waived $3,587 of class specific distribution and/or shareholder servicing fees and the Investment Adviser waived or reimbursed $25,222 of management fees and/or certain expenses to assist the Fund in maintaining a net yield of not less than zero. The class specific waiver was comprised of the following amounts:
	Distribution Fee	Shareholder Servicing Fee
Class C	$3,105	$482
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

As of March 31, 2023, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2024	2025	2026	Total
$651,190	$745,440	$25,222	$1,421,852
The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended March 31, 2023, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$307
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	23.04%
Voya Investments Distributor, LLC	11.02
Voya Retirement Insurance and Annuity Company	27.66
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the per account fees for affiliated recordkeeping services paid by the Fund were $186,964.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class W
0.40%	1.40%	0.40%	0.40%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2024	2025	2026	Total
$369,161	$209,753	$207,322	$786,236
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2023 are as follows:
	March 31,
	2024	2025	2026	Total
Class A	$184,848	$230,726	$258,466	$674,040
Class C	2,910	3,050	2,972	8,932
Class W	385	452	1,457	2,294
The Expense Limitation Agreement is contractual through August 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 7 — LINE OF CREDIT (continued)

be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022. Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2023, the Fund did not utilize the line of credit.

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2023	1,112,542,488	—	4,989,049	(1,056,761,685)	60,769,852	1,112,542,488	—	4,989,049	(1,056,761,685)	60,769,852
3/31/2022	1,082,229,317	—	148,086	(1,082,514,007)	(136,604)	1,082,229,317	—	148,086	(1,082,514,007)	(136,604)
Class C
3/31/2023	672,786	—	35,247	(502,725)	205,308	672,786	—	35,247	(502,725)	205,308
3/31/2022	1,064,174	—	2,089	(1,371,981)	(305,718)	1,064,174	—	2,089	(1,371,981)	(305,718)
Class I
3/31/2023	25,864,127	—	1,287,280	(12,429,103)	14,722,304	25,864,127	—	1,287,280	(12,429,103)	14,722,304
3/31/2022	11,682,107	—	42,573	(15,228,373)	(3,503,693)	11,682,107	—	42,573	(15,228,373)	(3,503,693)
Class W
3/31/2023	1,753,335	—	36,370	(730,513)	1,059,192	1,753,335	—	36,370	(730,513)	1,059,192
3/31/2022	95,411	—	313	(308,438)	(212,714)	95,411	—	313	(308,438)	(212,714)
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards and de minimis distributions in excess of net investment income.
The following permanent tax differences have been reclassified as of March 31, 2023:
Paid-in Capital	Distributable Earnings
$(14,179)	$14,179
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	Ordinary Income
$6,363,850	$193,613

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/ (Loss)
	Amount	Character	Expiration
$(754)	$(56,692)	Short-term	None	$(1,782)	$(59,228)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 10 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 11 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.
NOTE 13 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Fund declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0037	May 1, 2023	Daily
Class C	$0.0029	May 1, 2023	Daily
Class I	$0.0037	May 1, 2023	Daily
Class W	$0.0037	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

15

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 15.3%
4,000,000	Federal Farm Credit Banks Funding Corp., 5.210%, (FEDL01 + 0.380)%, 05/11/2023	$4,001,490	1.4
7,000,000	Federal Home Loan Bank Discount Notes, 4.860%, 05/30/2023	6,944,532	2.5
300,000	Federal Home Loan Bank Discount Notes, 5.080%, 08/22/2023	294,101	0.1
150,000	Federal Home Loan Bank Discount Notes, 5.100%, 01/12/2024	144,221	0.1
3,000,000 (1)	Federal Home Loan Banks, 3.000%, 04/28/2023	2,995,704	1.1
3,500,000	Federal Home Loan Banks, 4.850%, (SOFRRATE + 0.030)%, 04/14/2023	3,500,000	1.3
5,000,000	Federal Home Loan Banks, 4.850%, (SOFRRATE + 0.030)%, 05/18/2023	5,000,000	1.8
1,500,000	Federal Home Loan Banks, 4.880%, (SOFRRATE + 0.060)%, 04/18/2023	1,500,001	0.5
6,000,000	Federal Home Loan Banks, 4.885%, (SOFRRATE + 0.065)%, 06/21/2023	6,000,000	2.2
12,000,000	Federal Home Loan Banks, 4.940%, (SOFRRATE + 0.120)%, 09/06/2023	12,000,000	4.3
	Total U.S. Government Agency Debt (Cost $42,380,049)	42,380,049	15.3
U.S. TREASURY DEBT: 31.4%
87,000,000	United States Treasury Floating Rate Note, 4.760%, (USBMMY3M + 0.029)%, 07/31/2023	87,022,689	31.4
	Total U.S. Treasury Debt (Cost $87,022,689)	87,022,689	31.4
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 35.1%
97,502,000	Deutsche Bank Repurchase Agreement dated 03/31/23, 4.800%, due 04/03/23, $97,541,001 to be received upon repo (Collateralized by $105,463,850, Various U.S. Govt. Agn. Obli. , 0.000%, Mkt Value plus accrued int. and pri. $100,361,658 due 09/07/23-04/15/30), 4.800%, 04/03/2023	$97,502,000	35.1
	Total U.S. Treasury Repurchase Agreement (Cost $97,502,000)	97,502,000	35.1
	Total Investments in Securities (Cost $226,904,738)	$226,904,738	81.8
	Assets in Excess of Other Liabilities	50,405,018	18.2
	Net Assets	$277,309,756	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
1-day Secured Overnight Financing Rate

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements
16

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$42,380,049	$—	$42,380,049
U.S. Treasury Debt	—	87,022,689	—	87,022,689
U.S. Treasury Repurchase Agreement	—	97,502,000	—	97,502,000
Total Investments, at fair value	$—	$226,904,738	$—	$226,904,738
The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2023:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$97,502,000	$(97,502,000)	$—
Totals	$97,502,000	$(97,502,000)	$—

(1)
Collateral with a fair value of $100,361,658 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $226,905,492.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(754)
Net Unrealized Depreciation	$(754)
See Accompanying Notes to Financial Statements
17

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Government Money Market Fund
Class A	NII	$0.0245
Class C	NII	$0.0162
Class I	NII	$0.0245
Class W	NII	$0.0247

NII – Net investment income
Pursuant to Internal Revenue Code Section 871(k)(1), Voya Government Money Market Fund designates 99.52% of net investment income distributions as interest-related dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
18

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

19

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

23

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Government Money Market Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/ recoupment arrangements that apply to

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund outperformed its Morningstar category average for the one-year and three-year periods, and its performance was equal to the performance of its Morningstar category average for the year-to-date, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.

27

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163052 (0323-052523)

Annual Report
March 31, 2023
■
Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund)

■
Voya VACS Series EMHCD Fund

■
Voya VACS Series HYB Fund

■
Voya VACS Series SC Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
1

Portfolio Managers’ Report	Voya VACS Series EMCD Fund

Geographic Diversification as of March 31, 2023 (as a percentage of net assets)

South Korea	7.9%
Mexico	7.4%
Israel	6.0%
India	5.9%
Brazil	5.5%
United Arab Emirates	5.4%
Chile	5.0%
Saudi Arabia	4.8%
Colombia	4.6%
Macau	3.8%
Countries between 0.2% – 3.7%^	34.3%
Assets in Excess of Other Liabilities*	9.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.2% – 3.7% of net assets.
Portfolio holdings are subject to change daily.
Voya VACS Series EMCD Fund* (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2023, the Fund’s shares returned -1.27%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”), which returned -2.15% for the same period.
Portfolio Specifics: Emerging markets (“EM”) debt posted another quarter of positive returns despite a pullback in spreads in late February and through March. EM continued its rally from last year, with spreads tightening through late February around stronger global growth prospects and China’s continued reopening. Spreads retreated late in the quarter, however, amidst elevated inflation fears and several bank failures in the United States.
The Fund outperformed its benchmark, the JPM CEMBI, for the one-year period ending March 31, 2023. The main contributors to outperformance included the Fund’s allocation to Russian sovereign and corporate bonds, which rebounded strongly over the period, as well as underweight positioning to distressed names such as Pakistan. Other contributors included its underweight Ukraine, and overweights in Saudi Arabia and Chile. Detractors included the Fund’s allocations to China, South Korea, and United Arab Emirates.
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Sands China Ltd., 5.900%, 08/08/28	1.7%
Melco Resorts Finance Ltd., 5.750%, 07/21/28	1.4%
Saudi Arabian Oil Co., 2.250%, 11/24/30	1.3%
Ecopetrol SA, 8.875%, 01/13/33	1.2%
Finance Department Government of Sharjah, 6.500%, 11/23/32	1.1%
Medco Bell Pte Ltd., 6.375%, 01/30/27	1.1%
JSW Steel Ltd., 5.050%, 04/05/32	1.0%
Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/31	1.0%
POSCO, 5.625%, 01/17/26	1.0%
Banco de Credito del Peru S.A., 3.125%, 07/01/30	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Continuing the trend from much of 2022, we believe external factors such as the U.S. growth outlook and developed market central banks’ attempts to combat high inflation continue to drive EM asset prices. The U.S. growth path is certainly the primary near term driver, while downside risks have increased following the banking stress in both the U.S. and Europe. China’s reopening appears to be maintaining its momentum driven by the services sector and a bottoming of the housing market, while also providing an increased optimism regarding the EM and global growth outlook. With that said, EM Purchasing Managers’ Index (“PMI”) is showing a mixed picture, with growth expected to be more muted in Latin America and Central and Eastern Europe, while pockets of southeast Asia and India holding up better. We believe the organization of the Petroleum Exporting Countries (“OPEC”) decisions to cut output should offset signs of weak demand and provide a floor to oil prices at levels that are supportive for exporters. In our opinion, absolute yields remain attractive relative to long term historical levels despite the recent rally, but we do expect defaults to pick up across distressed issuers. EM Hard Currency spreads screen more attractive after the widening later in the period, but we continue to favor an up-in-quality bias in the near term.

*
Effective November 17, 2022, the Fund changed its name from “Voya Emerging Markets Corporate Debt Fund” to “Voya VACS Series EMCD Fund.” In conjunction with the name change, the Fund’s shares are no longer designated as “Class P.”

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Voya VACS Series EMCD Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 year
Voya VACS Series EMCD Fund	-1.27%	1.88%	3.04%
JPM CEMBI	-2.15%	1.59%	2.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

3

Portfolio Managers’ Report	Voya VACS Series EMHCD Fund

Geographic Diversification as of March 31, 2023 (as a percentage of net assets)

Mexico	8.9%
Indonesia	7.0%
Chile	5.3%
Panama	4.5%
Saudi Arabia	4.4%
United Arab Emirates	3.5%
Dominican Republic	3.2%
Oman	3.0%
South Africa	3.1%
Colombia	2.8%
Countries between 0.0% – 2.7%^	47.8%
Assets in Excess of Other Liabilities*	6.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 43 countries, which each represents 0.0% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya VACS Series EMHCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on February 17, 2023 through March 31, 2023, the Fund’s shares returned 0.98% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”), which returned 0.80% for the same period.
Portfolio Specifics: Emerging markets (“EM”) debt posted another quarter of positive returns despite a pullback in spreads in late February and through March. EM continued its rally from last year, with spreads tightening through late February around stronger global growth prospects and China’s continued reopening. Spreads retreated late in the quarter, however, amidst elevated inflation fears and several bank failures in the United States.
The Fund outperformed its benchmark for the period February 17 through March 31, 2023. Outperformance was driven by underweight positioning in Egypt, Pakistan, and Bolivia. Top detractors included overweight positioning in Panama, Indonesia, and Mexico. From an asset allocation perspective, the Fund’s underweight sovereigns was additive, while its overweight quasi-sovereigns and EM corporates detracted. From a quality standpoint,
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

Uruguay Government International Bond, 5.750%, 10/28/34	1.8%
Saudi Government International Bond, 3.450%, 02/02/61	1.5%
Bahrain Government International Bond, 7.375%, 05/14/30	1.5%
MDGH GMTN RSC Ltd., 5.500%, 04/28/33	1.4%
Republic of South Africa Government International Bond, 4.300%, 10/12/28	1.3%
Petronas Capital Ltd., 4.800%, 04/21/60	1.2%
OQ SAOC, 5.125%, 05/06/28	1.2%
Indonesia Government International Bond, 8.500%, 10/12/35	1.2%
Philippine Government International Bond, 5.000%, 07/17/33	1.1%
Saudi Government International Bond, 5.500%, 10/25/32	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the Fund’s underweight lower quality buckets such as Single-B and CCC-rated names was positive, while its overweight to BBBs detracted.
Current Strategy & Outlook: Continuing the trend from much of 2022, we believe external factors such as the U.S. growth outlook and developed market central banks’ attempts to combat high inflation continue to drive EM asset prices. The U.S. growth path is certainly the primary near term driver, while downside risks have increased following the banking stress in both the U.S. and Europe. China’s reopening appears to be maintaining its momentum driven by the services sector and a bottoming of the housing market, while also providing an increased optimism regarding the EM and global growth outlook. With that said, EM Purchasing Managers’ Index (“PMI”) is showing a mixed picture, with growth expected to be more muted in Latin America and Central and Eastern Europe, while pockets of southeast Asia and India holding up better. We believe the organization of the Petroleum Exporting Countries (“OPEC”) decisions to cut output should offset signs of weak demand and provide a floor to oil prices at levels that are supportive for exporters. In our opinion, absolute yields remain attractive relative to long term historical levels despite the recent rally, but we do expect defaults to pick up across distressed issuers. EM Hard Currency spreads screen more attractive after the widening later in the period, but we continue to favor an up-in-quality bias in the near term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception February 17, 2023
Voya VACS Series EMHCD Fund	0.98%
JPM EMBI(1)	0.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMHCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of February 17, 2023.

5

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Corporate Bonds/Notes	93.0%
Bank Loans	1.0%
Common Stock	0.3%
Convertible Bonds/Notes	0.1%
Assets in Excess of Other Liabilities	5.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya VACS Series HYB Fund (the “Fund”) seeks seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on February 24, 2023, through March 31, 2023, the Fund’s shares provided a total return of 1.86% compared to the Bloomberg High Yield — 2% Issuer Constrained Composite, which returned 1.53% for the same period.
Portfolio Specifics: Financial markets came under pressure during the period due to the failure of three regional U.S. banks, with two being taken into receivership by the FDIC. The banking crisis had spread across the Atlantic, as Credit Suisse was acquired by UBS in a government-backed deal. These developments heightened recession concerns and worsened the outlook for lending, as rates rallied to end the period lower. Spreads for the high yield (“HY”) bond market widened 36 basis points (“bp”) on an option-adjusted basis (OAS) to 455 bp.
Within the Fund, security selection in retailers, as well as security selection in healthcare and pharmaceuticals and an underweight to wirelines, contributed to relative performance. By contrast, the Fund experienced detractions from security selection in media and entertainment, cable and satellite and chemicals.
Current Strategy & Outlook: In our opinion, strains in parts of the financial system are likely to cause the Fed to trim its tightening plans. We believe quick action by regulators has largely addressed concerns of systemic risk in the banking system. In our view, bank balance sheets are generally healthy, and the lack of fundamental consumer and corporate imbalances should limit the severity of any sort of economic downturn that may materialize.
Top Ten Holdings as of March 31, 2023 (as a percentage of net assets)

Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.7%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
Ford Motor Credit Co. LLC, 4.125%, 08/17/27	0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/29	0.6%
Carnival Corp., 6.000%, 05/01/29	0.6%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
EnLink Midstream LLC, 5.375%, 06/01/29	0.5%
PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/29	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
Portfolio holdings are subject to change daily.
The long game still needs to play out: a higher cost of capital for banks will tighten lending conditions and raise borrowing costs for companies and consumers, increasing the potential for at least a mild recession, in our view. Since the challenges to the banking system are likely to be disinflationary, further Fed rate hikes may be limited. In our opinion, the focus may soon shift to when the Fed might begin lowering rates. For that to happen, we believe labor markets and economic growth would need to weaken substantially from current levels. Employment data remain solid despite an uptick in the unemployment rate, and the economy has remained remarkably resilient, supported by strong consumer spending.
We believe the HY market would be able to reasonably navigate a mild recessionary outcome with no broad contagion risk from the banking fallout. In terms of sector positioning, we remain positive on the energy sector and are looking to add some exposure after trimming exposure early in the year on tight valuations. Our view is shaped by a positive surprise from Organization of the Petroleum Exporting Countries to support prices in the near term and ongoing structural tailwinds given capital discipline of energy companies and underinvestment in the sector. Additionally, we also remain overweight building materials due to favorable supply and demand dynamics in the housing sector, despite the increase in mortgage rates. With the widening in spreads in March, valuations appear more attractive, and the fundamental health of HY issuers remains generally adequate. Nonetheless, we expect dispersion in performance among borrowers to continue and pockets of stress to emerge as the cycle matures. As such, our focus will be on security selection and finding pockets of value in an increasingly dispersed market.

*
Effective May 1, 2023, Mohamed Basma, CFA was added as a portfolio manager for the Fund and Richard Cumberledge, CFA was removed as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Voya VACS Series HYB Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception February 24, 2023
Voya VACS Series HYB Fund	1.86%
Bloomberg High Yield Bond – 2% Issuer Constrained Composite(1)	1.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series HYB Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of February 24, 2023.

7

Portfolio Managers’ Report	Voya VACS Series SC Fund

Investment Type Allocation as of March 31, 2023 (as a percentage of net assets)

Commercial Mortgage-Backed Securities	40.9%
Collateralized Mortgage Obligations	30.1%
Asset-Backed Securities	23.0%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya VACS Series SC Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on March 3, 2023, through March 31, 2023, the Fund’s shares provided a total return of 0.35% compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned 2.26% for the same period.
Portfolio Specifics: Financial markets came under pressure during the period due to the failure of three regional U.S. banks, with two being taken into receivership by the FDIC. The banking crisis had spread across the Atlantic, as Credit Suisse was acquired by UBS in a government-backed deal. These developments heightened recession concerns and worsened the outlook for lending, as rates rallied to end the period lower. Yield spreads across securitized credit widened in March due to the stress in the banking sector. This was especially acute within commercial mortgage-backed securities (“CMBS”) where spreads were wider across the credit curve.
Within the Fund, allocations to CMBS and non-agency residential mortgage-backed securities (“RMBS”) detracted from performance. Security selection within CMBS also weighed on returns during the month of March as more credit sensitive tranches of the structure were impacted to a greater degree. By contrast, the Fund experienced contributions from its allocation to asset backed securities (“ABS”), though selection within ABS proved more challenging, driven by allocations to off-index collateralized loan obligations (“CLOs”).
Top Ten Holdings as of March 31, 2023* (as a percentage of net assets)

RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/50	2.1%
RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/49	1.6%
RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/49	1.4%
Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, 01/25/42	1.2%
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, 02/25/42	1.2%
WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/46	1.1%
LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/49	1.1%
Series RR 2014-1 F Trust, 05/25/47	1.1%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	1.1%
GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/50	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: We believe high levels of rate volatility illustrate the lack of certainty regarding the direction of the Fed, the economy and markets. On the one hand, we believe the risk of reaccelerating inflation has diminished, on the other a new scenario of a more widespread banking crisis has taken its place. While, in our opinion, the likelihood of either of these scenarios materializing remains slim, so does the likelihood of a soft landing. All of this adds to the challenges of navigating this environment.
We remain relatively defensive, with a preference for higher quality, and consumer-related risk. CMBS, in our opinion, also looks attractive for investors willing to accept a certain level of risk. Commercial real estate (“CRE”) will likely face difficult refinancing conditions going forward, and this will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, we believe property type has emerged as the key dimension that will likely drive future credit performance. In CMBS, our preference is tilted toward multi-family properties, and away from office. Our outlooks for ABS and RMBS are more constructive. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. Time tested performance and efficient capital regimes should contribute to favorable liquidity from a broad range of investor types over the long term. Turning to mortgage credit, housing markets have definitively slowed, with real implications for economic activity in recent quarters. However, the decline in prices and related activity has proven healthy, helping undermine inflation and correct excesses in home prices in certain areas. Mortgage credit behavior has remained stable throughout the slowdown, well underpinned by strong underwriting and regulatory oversight, historically high tappable equity, a burgeoning millennial demographic, affinity for home ownership, a low-rate mortgage base for most holders and a still strong labor market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Voya VACS Series SC Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended March 31, 2023
Since Inception March 3, 2023
Voya VACS Series SC Fund	0.35%
Bloomberg U.S. Securitized(1)	2.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series SC Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of March 3, 2023.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Voya VACS Series EMCD Fund	$1,000.00	$1,081.50	0.10%	$0.52	$1,000.00	$1,024.43	0.10%	$0.50
Voya VACS Series EMHCD Fund(1)	1,000.00	1,009.80	0.08%	0.09	1,000.00	1,024.53	0.08%	0.40
Voya VACS Series HYB Fund(2)	1,000.00	1,018.60	0.07%	0.07	1,000.00	1,024.58	0.07%	0.35
Voya VACS Series SC Fund(3)	1,000.00	1,003.50	0.05%	0.04	1,000.00	1,024.68	0.05%	0.25

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 17, 2023. Expenses paid for the actual Fund’s return reflect the 43-day period ended March 31, 2023.

(2)
Commencement of operations was February 24, 2023. Expenses paid for the actual Fund’s return reflect the 36-day period ended March 31, 2023.

(3)
Commencement of operations was March 3, 2023. Expenses paid for the actual Fund’s return reflect the 29-day period ended March 31, 2023.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund and the Board of Trustees of Voya Separate Portfolios Trust and Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund (collectively referred to as the “Funds”) (each a fund constituting Voya Separate Portfolios Trust, Voya Separate Portfolios Trust, Voya Funds Trust and Voya Separate Portfolios Trust, respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of March 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at March 31, 2023 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Registrants	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund)	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the four years in the period ended March 31, 2023
Voya VACS Series EMHCD Fund	For the period from February 17, 2023 (commencement of operations) through March 31, 2023
Voya VACS Series HYB Fund	For the period from February 24, 2023 (commencement of operations) through March 31, 2023
Voya VACS Series SC Fund	For the period from March 3, 2023 (commencement of operations) through March 31, 2023
The financial highlights for the year ended March 31, 2019 were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 30, 2023
11

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2023

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
ASSETS:
Investments in securities at fair value+*	$83,988,102	$132,504,091	$116,952,217	$222,323,670
Short-term investments at fair value†	12,542,035	10,162,867	—	12,591,633
Cash	602,367	297,570	5,413,209	922
Cash collateral for futures contracts	219,040	353,735	—	1,058,680
Receivables:
Investment securities sold	3,989,901	4,336,327	—	—
Fund shares sold	—	468	308,311	1,776
Dividends	8,520	18,504	—	18,844
Interest	1,061,109	1,761,211	2,052,616	993,140
Prepaid expenses	7,097	5,951	992	992
Prepaid offering expense	—	31,260	31,836	32,603
Reimbursement due from Investment Adviser	—	—	—	3,165
Other assets	2,923	—	—	—
Total assets	102,421,094	149,471,984	124,759,181	237,025,425
LIABILITIES:
Income distribution payable	—	—	—	434,588
Payable for investment securities purchased	4,907,094	7,708,521	499,002	—
Payable for fund shares redeemed	—	1,300	1,867	5,254
Payable upon receipt of securities loaned	4,672,984	—	—	—
Variation margin payable on futures contracts	16,547	41,790	—	104,171
Payable to trustees under the deferred compensation plan (Note 5)	2,923	—	—	—
Payable for trustee fees	458	316	278	528
Payable for foreign capital gains tax	61,827	—	—	—
Other accrued expenses and liabilities	48,806	17,018	12,090	17,849
Total liabilities	9,710,639	7,768,945	513,237	562,390
NET ASSETS	$92,710,455	$141,703,039	$124,245,944	$236,463,035
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,821,126	$141,300,207	$122,924,225	$236,546,979
Total distributable earnings (loss)	(17,110,671)	402,832	1,321,719	(83,944)
NET ASSETS	$92,710,455	$141,703,039	$124,245,944	$236,463,035
+ Including securities loaned at value	$4,505,929	$—	$—	$—
* Cost of investments in securities	$91,734,363	$131,943,041	$115,625,783	$220,995,253
† Cost of short-term investments	$12,542,882	$10,163,968	$—	$12,592,794
Net assets	$92,710,455	$141,703,039	$124,245,944	$236,463,035
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,248,702	14,129,850	12,291,392	23,654,679
Net asset value and redemption price per share	$8.24	$10.03	$10.11	$10.00
See Accompanying Notes to Financial Statements
12

STATEMENTS OF OPERATIONS for the year ended March 31, 2023

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
		February 17, 2023(1) to March 31, 2023	February 24, 2023(1) to March 31, 2023	March 3, 2023(1) to March 31, 2023
INVESTMENT INCOME:
Dividends	$68,995	$18,505	$—	$18,844
Interest, net of foreign taxes withheld*	4,581,582	950,928	926,362	856,007
Securities lending income, net	16,975	—	—	—
Total investment income	4,667,552	969,433	926,362	874,851
EXPENSES:
Investment management fees	552,736	—	—	—
Transfer agent fees(2)	249	21	15	23
Shareholder reporting expense	547	156	—	494
Registration fees	25,853	49	8	8
Professional fees	30,035	3,120	2,046	3,848
Custody and accounting expense	23,950	2,964	2,145	3,510
Trustee fees	4,579	468	330	494
Offering expense	—	3,740	3,165	2,397
Miscellaneous expense	7,269	970	330	494
Interest expense	—	121	—	—
Total expenses	645,218	11,609	8,039	11,268
Waived and reimbursed fees	(552,736)	—	—	(3,164)
Net expenses	92,482	11,609	8,039	8,104
Net investment income	4,575,070	957,824	918,323	866,747
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,545,143)	(14,110)	(4,715)	—
Futures	439,573	151,437	—	(10,231)
Net realized gain (loss)	(9,105,570)	137,327	(4,715)	(10,231)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued)#	3,311,901	559,949	1,326,434	1,327,256
Futures	(274,813)	(299,404)	—	(1,447,042)
Net change in unrealized appreciation (depreciation)	3,037,088	260,545	1,326,434	(119,786)
Net realized and unrealized gain (loss)	(6,068,482)	397,872	1,321,719	(130,017)
Increase (decrease) in net assets resulting from operations	$(1,493,412)	$1,355,696	$2,240,042	$736,730
* Foreign taxes withheld	$—	$120	$—	$—
# Change in foreign capital gains taxes accrued	$9,190	$—	$—	$—

(1)
Commencement of operations.

(2)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series EMCD Fund		Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	February 17, 2023(1) to March 31, 2023	February 24, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$4,575,070	$4,810,970	$957,824	$918,323
Net realized gain (loss)	(9,105,570)	1,549,340	137,327	(4,715)
Net change in unrealized appreciation (depreciation)	3,037,088	(15,386,404)	260,545	1,326,434
Increase (decrease) in net assets resulting from operations	(1,493,412)	(9,026,094)	1,355,696	2,240,042
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)(2)	(4,740,003)	(7,007,377)	(952,864)	(918,323)
Total distributions	(4,740,003)	(7,007,377)	(952,864)	(918,323)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	900,000	140,354,256	122,013,715
Reinvestment of distributions	4,740,003	7,007,377	952,864	918,323
	4,740,003	7,907,377	141,307,120	122,932,038
Cost of shares redeemed	(2,999,993)	—	(6,913)	(7,813)
Net increase in net assets resulting from capital share transactions	1,740,010	7,907,377	141,300,207	122,924,225
Net increase (decrease) in net assets	(4,493,405)	(8,126,094)	141,703,039	124,245,944
NET ASSETS:
Beginning of year or period	97,203,860	105,329,954	—	—
End of year or period	$92,710,455	$97,203,860	$141,703,039	$124,245,944

(1)
Commencement of operations.

(2)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements
14

STATEMENTS OF CHANGES IN NET ASSETS

Voya VACS Series SC Fund
March 3, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$866,747
Net realized loss	(10,231)
Net change in unrealized appreciation (depreciation)	(119,786)
Increase in net assets resulting from operations	736,730
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(820,674)
Total distributions	(820,674)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	236,189,763
Reinvestment of distributions	386,086
236,575,849
Cost of shares redeemed	(28,870)
Net increase in net assets resulting from capital share transactions	236,546,979
Net increase in net assets	236,463,035
NET ASSETS:
Beginning of year or period	—
End of year or period	$236,463,035

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya VACS Series EMCD Fund
03-31-23(4)	8.79	0.41•	(0.53)	(0.12)	0.41	0.02	—	0.43	—	8.24	(1.27)	0.71	0 .10	0 .10	5 .00	92,710	101
03-31-22	10.27	0.46•	(1.28)	(0.82)	0.45	0.21	—	0.66	—	8.79	(8.54)	1.02	0 .07	0 .07	4 .54	97,204	35
03-31-21	8.84	0.47•	1.44	1.91	0.48	—	—	0.48	—	10.27	21.79	1.03	0 .08	0 .08	4 .63	105,330	48
03-31-20	9.77	0.49•	(0.90)	(0.41)	0.49	—	0.03	0.52	—	8.84	(4.70)	1.04	0 .09	0 .09	4 .87	90,701	50
03-31-19	9.82	0.48	(0.04)	0.44	0.49	—	—	0.49	—	9.77	4.74	1.05	0 .10	0 .10	5 .01	96,445	69
Voya VACS Series EMHCD Fund
02-17-23(5) - 03-31-23	10.00	0.07•	0.03	0.10	0.07	—	—	0.07	—	10.03	0.98	0.08	0 .08	0 .08	6 .43	141,703	14
Voya VACS Series HYB Fund
02-24-23(5) - 03-31-23	10.00	0.08•	0.11	0.19	0.08	—	—	0.08	—	10.11	1.86	0.07	0 .07	0 .07	8 .38	124,241	2
Voya VACS Series SC Fund
03-03-23(5) - 03-31-23	10.00	0.04•	(0.01)	0.03	0.03	—	—	0.03	—	10.00	0.35	0.07	0 .05	0 .05	5 .17	236,463	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION
Voya Funds Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya VACS Series HYB Fund (“HYB”), a diversified series of Voya Funds Trust.
Voya Separate Portfolios Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya VACS Series EMCD Fund (“EMCD”), Voya VACS Series EMHCD Fund (“EMHCD”), and Voya Series SC Fund (“SC”), each a diversified series of Voya Separate Portfolios Trust, except EMHCD, which is non-diversified. Prior to November 18, 2022, EMCD was known as Voya Emerging Markets Corporate Debt Fund.
Voya Funds Trust and Voya Separate Portfolios Trust are each a “Trust” and collectively referred to as the “Trusts.” HYB, EMCD, EMHCD and SC are each a “Fund” and collectively referred as the “Funds.” The investment objective of the Funds is described in each Fund’s Prospectus.
The Funds’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act.
The Funds do not have a share class designation. Prior to November 18, 2022, EMCD had a Class P shares designation. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent each Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers,

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each Fund’s’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Each Fund’s investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow each
Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, each Fund may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Foreign Exchange Rate Risk. To the extent that each Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. Each Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Each Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
Each Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Each Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between a Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Fund’s Master Agreements.
E. Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Funds intend to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, each Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2023, EMCD, EMHCD, and SC had purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2023, the Funds had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
EMCD	$19,697,055	$14,996,610
EMHCD	21,808,414	21,688,703
SC	7,381,500	88,957,469
Please refer to the tables within the Portfolio of Investments for open futures contracts at March 31, 2023. HYB did not enter into any futures contracts during the year ended March 31, 2023.
F. Distributions to Shareholders. Each Fund records distributions to the shareholders on the ex-dividend date. The Funds distribute capital gains, if any, annually. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
Each Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Offering Costs. Costs incurred with the offering of EMHCD, HYB and SC are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
K. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2023, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
EMCD	$84,441,727	$86,865,486
EMHCD	149,374,911	17,931,416
HYB	118,046,390	2,884,126
SC	201,766,564	849,814
U.S. government securities not included above were as follows:
	Purchases	Sales
EMCD	$325,000	$329,518
EMHCD	475,000	481,603
SC	20,085,470	20,138
NOTE 4 — INVESTMENT MANAGEMENT FEES
Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
There is no management fee charged per the Management Agreement for EMHCD, HYB, SC and, effective November 18, 2022, EMCD. Prior to November 18, 2022, for EMCD, the Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at an annual rate of 0.95%, which was fully waived for the Class P shares. The management fee waiver for Class P shares was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

22

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Intermediate Bond Portfolio	EMCD	95.20%
	EMHCD	84.14
	HYB	59.48
	SC	52.85
Voya Investment Management Co. LLC	EMHCD	11.09
	HYB	26.19
	SC	39.68
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the Funds did not pay any amounts for affiliated recordkeeping services.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. For the period ended March 31, 2023, HYB and SC engaged in such transactions amounting to $117,543,432 and $221,875,254 of in-kind purchases, respectively.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment
Adviser and the Trusts, on behalf of each Fund, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Expense Limit
EMCD	0.15%
EMHCD	0.15%
HYB	0.15%
SC	0.05%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	March 31,
	2024	2025	2026	Total
SC	$—	$—	$3,165	$3,165
The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective on June 13, 2022 for EMCD, and on January 19, 2023 for EMHCD, HYB, and SC, in addition to certain other funds managed by the Investment Adviser, each Fund entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit for EMCD was available paid a

23

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 7 — LINE OF CREDIT (continued)

commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Fund utilized the line of credit during the year ended March 31, 2023:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
EMHCD	1	$781,000	5.58%

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars are as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
EMCD(1)
3/31/2023	—	—	579,354	(386,597)	192,757	—	—	4,740,003	(2,999,993)	1,740,010
3/31/2022	93,071	—	704,164	—	797,235	900,000	—	7,007,377	—	7,907,377
EMHCD
2/17/2023(2) - 3/31/2023	14,035,444	—	95,098	(692)	14,129,850	140,354,256	—	952,864	(6,913)	141,300,207
HYB
2/24/2023(2) - 3/31/2023	12,201,299	—	90,872	(779)	12,291,392	122,013,715	—	918,323	(7,813)	122,924,225
SC
3/3/2023(2) - 3/31/2023	23,618,952	—	38,608	(2,881)	23,654,679	236,189,763	—	386,086	(28,870)	236,546,979

(1)
Prior to November 18, 2022, EMCD had a Class P shares designation.

(2)
Commencement of operations.

NOTE 9 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of

24

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 9 — SECURITIES LENDING (continued)

the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2023:
EMCD
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$446,008	$(446,008)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	899,752	(899,752)	—
Goldman Sachs International	884,066	(884,066)
Goldman Sachs & Co. LLC	441,831	(441,831)	—
J.P. Morgan Securities LLC	510,590	(510,590)	—
Morgan Stanley & Co. LLC	773,142	(773,142)	—
NatWest Markets Securities Inc.	550,540	(550,540)	—
Total	$4,505,929	$(4,505,929)	$—

(1)
Cash Collateral with a fair value of $4,672,984 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of capital loss carryforwards, futures contracts, paydowns and perpetual preferred securities.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year or Period Ended March 31, 2023		Year Ended March 31, 2022
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
EMCD	$4,565,018	$174,985	$4,859,024	$2,148,353
EMHCD	952,864	—	—	—
HYB	918,323	—	—	—
SC	820,674	—	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
			Amount	Character	Expiration
EMCD	$98,167	$(7,767,552)	$(428,773)	Short-term	None	$(61,827)	$(17,110,671)
			(8,950,686)	Long-term	None
			$(9,379,459)
EMHCD	4,959	559,950	(73,296)	Short-term	None	—	402,832
			(88,781)	Long-term	None
			$(162,077)
HYB	—	1,326,434	(4,715)	Short-term	None	—	1,321,719
SC	480,945	1,327,256	(583,193)	Short-term	None	(434,588)	(83,944)
			(874,364)	Long-term	None
			$(1,457,557)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
25

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

As of March 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on each Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported EMCD’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of EMCD’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
Each Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial

26

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Funds and of the Funds service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements.
NOTE 15 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2023, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
EMCD	$0.0361	May 1, 2023	Daily
EMHCD	$0.0540	May 1, 2023	Daily
HYB	$0.0683	May 1, 2023	Daily
SC	$0.0413	May 1, 2023	Daily
Line of Credit Renewal: Effective June 13, 2023, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 88.8%
	Argentina: 1.5%
510,000 (1)	Arcor SAIC, 8.250%, 10/09/2027	$516,893	0.6
1,100,000 (1)	YPF SA, 8.500%, 06/27/2029	833,217	0.9
		1,350,110	1.5
	Brazil: 5.5%
750,000 (2)	Banco do Brasil SA/Cayman, 9.000%, 12/31/2199	738,938	0.8
750,000 (1)	Braskem Netherlands Finance BV, 7.250%, 02/13/2033	721,312	0.8
675,000 (1)	CSN Resources SA, 4.625%, 06/10/2031	520,370	0.6
250,000	Fibria Overseas Finance Ltd., 5.500%, 01/17/2027	251,223	0.3
950,000 (1)(3)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.625%, 01/15/2032	788,234	0.9
600,000	Minerva Luxembourg SA, 4.375%, 03/18/2031	493,139	0.5
475,000 (1)	Minerva Luxembourg SA, 4.375%, 03/18/2031	390,402	0.4
900,000 (3)	Nexa Resources SA, 6.500%, 01/18/2028	876,930	0.9
300,000 (1)	Suzano Austria GmbH, 7.000%, 03/16/2047	310,215	0.3
		5,090,763	5.5
	Chile: 5.0%
475,000 (1)	Antofagasta PLC, 5.625%, 05/13/2032	472,934	0.5
525,000 (1)	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 4.050%, 04/27/2026	451,848	0.5
800,000	Banco de Credito e Inversiones SA, 2.875%, 10/14/2031	648,600	0.7
600,000 (1)	Celulosa Arauco y Constitucion SA, 4.200%, 01/29/2030	545,831	0.6
200,000	Celulosa Arauco y Constitucion SA, 5.500%, 11/02/2047	175,587	0.2
370,000 (1)	Cia Cervecerias Unidas SA, 3.350%, 01/19/2032	313,923	0.3
350,000 (1)	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	353,827	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Chile (continued)
630,000	Engie Energia Chile SA, 3.400%, 01/28/2030	$514,941	0.6
575,000 (1)	Inversiones CMPC SA, 3.000%, 04/06/2031	476,963	0.5
800,000	Telefonica Moviles Chile SA, 3.537%, 11/18/2031	638,672	0.7
		4,593,126	5.0
	China: 2.2%
650,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	635,590	0.7
600,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	540,247	0.6
950,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	897,578	0.9
		2,073,415	2.2
	Colombia: 4.6%
750,000 (2)	Bancolombia SA, 4.625%, 12/18/2029	630,746	0.7
975,000	Ecopetrol SA, 6.875%, 04/29/2030	899,477	1.0
1,100,000	Ecopetrol SA, 8.875%, 01/13/2033	1,114,300	1.2
625,000 (1)	Geopark Ltd., 5.500%, 01/17/2027	525,000	0.6
450,000 (1)	Millicom International Cellular SA, 5.125%, 01/15/2028	402,386	0.4
800,000	Oleoducto Central SA, 4.000%, 07/14/2027	684,908	0.7
		4,256,817	4.6
	Ghana: 0.3%
424,000 (1)	Tullow Oil PLC, 10.250%, 05/15/2026	327,298	0.3

	Guatemala: 1.5%
750,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	697,811	0.8
800,000 (1)	CT Trust, 5.125%, 02/03/2032	670,000	0.7
		1,367,811	1.5
	Hong Kong: 3.2%
600,000 (1)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	515,869	0.6

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Hong Kong (continued)
650,000 (1)	Lenovo Group Ltd., 5.831%, 01/27/2028	$654,620	0.7
635,000 (1)	Lenovo Group Ltd., 6.536%, 07/27/2032	645,530	0.7
550,000 (1)(2)(3)	Standard Chartered PLC, 6.170%, 01/09/2027	552,584	0.6
550,000 (1)(2)	Standard Chartered PLC, 6.301%, 01/09/2029	562,590	0.6
		2,931,193	3.2
	India: 5.2%
450,000	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	340,451	0.4
800,000 (1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	802,113	0.9
1,200,000 (1)(3)	JSW Steel Ltd., 5.050%, 04/05/2032	983,418	1.0
525,000 (1)(2)	Network i2i Ltd., 3.975%, 12/31/2199	462,282	0.5
535,000 (1)	Reliance Industries Ltd., 2.875%, 01/12/2032	445,126	0.5
720,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	681,391	0.7
700,000 (1)	Summit Digitel Infrastructure Ltd., 2.875%, 08/12/2031	547,118	0.6
550,000 (1)	Vedanta Resources Finance II PLC, 8.950%, 03/11/2025	340,134	0.4
300,000 (1)	Vedanta Resources Finance II PLC, 13.875%, 01/21/2024	240,382	0.2
		4,842,415	5.2
	Indonesia: 2.6%
1,100,000 (1)	Medco Bell Pte Ltd., 6.375%, 01/30/2027	991,834	1.1
800,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	710,196	0.8
250,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	239,625	0.2
600,000 (3)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	515,865	0.5
		2,457,520	2.6
	Israel: 6.0%
1,000,000 (1)(3)	Altice Financing SA, 5.750%, 08/15/2029	795,905	0.9
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Israel (continued)
925,000	Bank Hapoalim, 3.255%, 01/21/2032	$772,837	0.8
800,000 (1)(2)	Bank Leumi Le-Israel BM, 3.275%, 01/29/2031	698,312	0.8
825,000 (1)	Israel Discount Bank Ltd., 5.375%, 01/26/2028	813,386	0.9
500,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	470,729	0.5
600,000 (1)(2)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	511,500	0.5
575,000 (3)	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 05/09/2029	521,414	0.6
900,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/2031	945,856	1.0
		5,529,939	6.0
	Kazakhstan: 0.9%
500,000	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	376,170	0.4
500,000	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	417,200	0.5
		793,370	0.9
	Kuwait: 2.0%
550,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	485,770	0.5
575,000	Equate Petrochemical BV, 4.250%, 11/03/2026	559,159	0.6
900,000 (1)(2)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	818,604	0.9
		1,863,533	2.0
	Macau: 3.8%
1,500,000 (1)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	1,299,000	1.4
675,000	MGM China Holdings Ltd., 4.750%, 02/01/2027	605,397	0.7
1,675,000	Sands China Ltd., 5.900%, 08/08/2028	1,591,454	1.7
		3,495,851	3.8
	Malaysia: 1.6%
375,000 (1)	CIMB Bank Bhd, 2.125%, 07/20/2027	340,952	0.4
650,000 (1)	Genm Capital Labuan Ltd., 3.882%, 04/19/2031	505,762	0.5
725,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	686,043	0.7
		1,532,757	1.6

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico: 7.4%
950,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	$855,785	0.9
600,000 (2)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	519,250	0.6
500,000 (1)(2)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	432,709	0.5
850,000 (1)	Cemex SAB de CV, 5.200%, 09/17/2030	784,797	0.8
750,000 (1)(2)	Cemex SAB de CV, 9.125%, 12/31/2199	752,028	0.8
650,000 (1)	GCC SAB de CV, 3.614%, 04/20/2032	545,975	0.6
500,000 (1)(2)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	499,954	0.5
500,000 (1)	Industrias Penoles SAB de CV, 4.750%, 08/06/2050	392,292	0.4
675,000	Petroleos Mexicanos, 6.875%, 08/04/2026	641,449	0.7
875,000 (1)	Petroleos Mexicanos, 10.000%, 02/07/2033	839,382	0.9
625,000 (1)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	609,391	0.7
		6,873,012	7.4
	Morocco: 0.5%
500,000	OCP SA, 6.875%, 04/25/2044	455,748	0.5

	Oman: 1.0%
450,000 (1)	OQ SAOC, 5.125%, 05/06/2028	429,266	0.4
550,000 (1)	Oryx Funding Ltd., 5.800%, 02/03/2031	529,199	0.6
		958,465	1.0
	Panama: 1.7%
825,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	710,292	0.8
1,000,000	C&W Senior Financing DAC, 6.875%, 09/15/2027	895,474	0.9
		1,605,766	1.7
	Peru: 1.0%
1,000,000 (2)	Banco de Credito del Peru S.A., 3.125%, 07/01/2030	901,014	1.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Poland: 0.8%
785,000 (1)	Canpack SA / Canpack US LLC, 3.125%, 11/01/2025	$714,350	0.8

	Qatar: 1.8%
700,000	Commercial Bank PSQC/ THE, 4.500%, 12/31/2049	624,724	0.7
650,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	564,678	0.6
650,000 (1)	QatarEnergy, 3.300%, 07/12/2051	485,973	0.5
		1,675,375	1.8
	Russia: 0.2%
1,000,000 (1)(2)(4)(5)	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.950%, 04/15/2030	100,625	0.1
500,000 (1)(2)(5)	Sovcombank Via SovCom Capital DAC, 7.750%, 12/31/2199	43,437	0.1
		144,062	0.2
	Saudi Arabia: 4.8%
400,000 (1)	Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026	369,892	0.4
525,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	450,550	0.5
650,000	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	514,894	0.5
350,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	360,394	0.4
325,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	342,880	0.4
1,400,000 (1)	Saudi Arabian Oil Co., 2.250%, 11/24/2030	1,183,918	1.3
700,000	Saudi Arabian Oil Co., 2.875%, 04/16/2024	685,089	0.7
600,000	Saudi Electricity Global Sukuk Co. 2, 5.060%, 04/08/2043	586,980	0.6
		4,494,597	4.8
	Singapore: 0.8%
800,000 (1)(2)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	734,284	0.8

	South Africa: 3.7%
600,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	534,031	0.6

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Africa (continued)
400,000	AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	$391,471	0.4
875,000 (1)	Bidvest Group UK PLC/The, 3.625%, 09/23/2026	794,867	0.9
400,000	Bidvest Group UK PLC/The, 3.625%, 09/23/2026	363,368	0.4
775,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	772,469	0.8
625,000	Sasol Financing USA LLC, 4.375%, 09/18/2026	565,669	0.6
		3,421,875	3.7
	South Korea: 7.9%
700,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	570,545	0.6
550,000 (1)(2)	Kookmin Bank, 4.350%, 12/31/2199	522,428	0.6
650,000 (1)	Korea Electric Power Corp., 3.625%, 06/14/2025	634,452	0.7
500,000 (1)	Korea National Oil Corp., 4.750%, 04/03/2026	497,415	0.5
675,000 (1)	Korea National Oil Corp., 4.875%, 04/03/2028	678,414	0.7
550,000 (1)	KT Corp., 4.000%, 08/08/2025	538,616	0.6
925,000 (1)	POSCO, 5.625%, 01/17/2026	936,150	1.0
675,000 (1)	POSCO, 5.750%, 01/17/2028	697,069	0.7
200,000 (1)	POSCO, 5.875%, 01/17/2033	213,787	0.2
425,000 (1)(2)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	359,210	0.4
700,000 (1)	SK Hynix, Inc., 2.375%, 01/19/2031	524,521	0.6
450,000 (1)	Woori Bank, 4.875%, 01/26/2028	451,420	0.5
725,000 (1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	718,493	0.8
		7,342,520	7.9
	Taiwan: 0.7%
650,000 (1)(3)	TSMC Global Ltd., 4.625%, 07/22/2032	655,743	0.7

	Thailand: 2.8%
500,000 (1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	492,532	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Thailand (continued)
800,000 (1)(2)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	$729,015	0.8
725,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	652,472	0.7
1,000,000 (1)	PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059	705,335	0.8
		2,579,354	2.8
	Turkey: 2.2%
250,000 (1)	Akbank TAS, 6.800%, 02/06/2026	242,475	0.3
550,000 (1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	529,186	0.6
550,000	Turkiye Is Bankasi AS, 6.125%, 04/25/2024	545,339	0.6
700,000 (1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	688,709	0.7
		2,005,709	2.2
	United Arab Emirates: 4.3%
700,000	DP World Ltd., 6.850%, 07/02/2037	781,159	0.9
650,000 (2)	Emirates NBD Bank PJSC, 6.125%, 12/31/2199	634,884	0.7
401,154	Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027	374,049	0.4
465,728 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	401,652	0.4
379,940 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	308,696	0.3
500,000	MAF Global Securities Ltd., 4.750%, 05/07/2024	495,410	0.5
525,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	558,661	0.6
511,130 (1)	Sweihan PV Power Co. PJSC, 3.625%, 01/31/2049	420,529	0.5
		3,975,040	4.3
	United Kingdom: 1.3%
750,000 (2)	HSBC Holdings PLC, 7.390%, 11/03/2028	798,893	0.8
450,000 (2)(3)	HSBC Holdings PLC, 8.000%, 12/31/2199	449,955	0.5
		1,248,848	1.3
	Total Corporate Bonds/Notes (Cost $90,068,484)	82,291,680	88.8

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 1.8%
	India: 0.7%
675,000 (1)	Export-Import Bank of India, 5.500%, 01/18/2033	$675,238	0.7

	United Arab Emirates: 1.1%
1,000,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	1,021,184	1.1
	Total Sovereign Bonds (Cost $1,665,879)	1,696,422	1.8
	Total Long-Term Investments (Cost $91,734,363)	83,988,102	90.6
SHORT-TERM INVESTMENTS: 13.5%
	Commercial Paper: 6.5%
1,000,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	999,152	1.1
1,000,000	Dollar General Corp., 4.990%, 04/03/2023	999,577	1.1
1,000,000	Dominion Energy, Inc., 5.040%, 04/03/2023	999,578	1.1
1,000,000	Duke Energy, 5.090%, 04/04/2023	999,434	1.1
1,000,000	Equifax, Inc., 5.200%, 04/06/2023	999,148	1.0
1,000,000	Medtronic, Inc., 5.300%, 04/06/2023	999,162	1.1
	Total Commercial Paper (Cost $5,996,898)	5,996,051	6.5

	Repurchase Agreements: 5.0%
1,117,089 (6)	Bank of America Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,117,532, collateralized by various U.S. Government Agency Obligations, 1.500%-3.000%, Market Value plus accrued interest $1,139,431, due 11/01/49-02/01/51)	1,117,089	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
204,628 (6)	Citigroup, Inc., Repurchase Agreement dated 03/31/23, 4.81%, due 04/03/23 (Repurchase Amount $204,709, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $208,721, due 12/26/24-03/20/53)	$204,628	0.2
1,117,089 (6)	HSBC Securities USA, Repurchase Agreement dated 03/31/23, 4.80%, due 04/03/23 (Repurchase Amount $1,117,530, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,139,431, due 06/15/24-02/15/53)	1,117,089	1.2
1,117,089 (6)	Jefferies LLC, Repurchase Agreement dated 03/31/23, 4.91%, due 04/03/23 (Repurchase Amount $1,117,540, collateralized by various U.S. Government Agency Obligations, 0.000%-5.750%, Market Value plus accrued interest $1,139,438, due 04/14/23-03/21/28)	1,117,089	1.2

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,117,089 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/23, 4.82%, due 04/03/23 (Repurchase Amount $1,117,532, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,139,431, due 04/06/23-02/20/53)	$1,117,089	1.2
	Total Repurchase Agreements (Cost $4,672,984)	4,672,984	5.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
1,873,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730% (Cost $1,873,000)	1,873,000	2.0
	Total Short-Term Investments (Cost $12,542,882)	12,542,035	13.5
	Total Investments in Securities (Cost $104,277,245)	$96,530,137	104.1
	Liabilities in Excess of Other Assets	(3,819,682)	(4.1)
	Net Assets	$92,710,455	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(3)
Security, or a portion of the security, is on loan.

(4)
Defaulted security.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2023, the Fund held restricted securities with a fair value of $144,062 or 0.2% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2023.

Sector Diversification	Percentage of Net Assets
Financial	19.8%
Energy	18.7
Basic Materials	14.9
Consumer, Non-cyclical	8.7
Communications	8.5
Consumer, Cyclical	5.6
Utilities	5.1
Industrial	4.8
Technology	2.7
Sovereign Bonds	1.8
Short-Term Investments	13.5
Liabilities in Excess of Other Assets	(4.1)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$82,291,680	$—	$82,291,680
Sovereign Bonds	—	1,696,422	—	1,696,422
Short-Term Investments	1,873,000	10,669,035	—	12,542,035
Total Investments, at fair value	$1,873,000	$94,657,137	$—	$96,530,137
Other Financial Instruments+
Futures	183,353	—	—	183,353
Total Assets	$2,056,353	$94,657,137	$—	$96,713,490
Liabilities Table
Other Financial Instruments+
Futures	$(322,981)	$—	$—	$(322,981)
Total Liabilities	$(322,981)	$—	$—	$(322,981)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2023, Voya VACS Series EMCD Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Alfa Bank AO Via Alfa Bond Issuance PLC	11/21/2019	$1,005,425	$100,625
Sovcombank Via SovCom Capital DAC	1/30/2020	500,000	43,437
		$1,505,425	$144,062
At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series EMCD Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	58	06/30/23	$11,974,281	$138,983
U.S. Treasury 5-Year Note	22	06/30/23	2,409,172	32,362
U.S. Treasury Ultra Long Bond	17	06/22/23	2,399,125	12,008
			$16,782,578	$183,353
Short Contracts:
U.S. Treasury 10-Year Note	(46)	06/21/23	(5,286,407)	(90,369)
U.S. Treasury Long Bond	(5)	06/21/23	(655,781)	(24,761)
U.S. Treasury Ultra 10-Year Note	(58)	06/21/23	(7,026,156)	(207,851)
			$(12,968,344)	$(322,981)
See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMCD Fund	as of March 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$183,353
Total Asset Derivatives		$183,353
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$322,981
Total Liability Derivatives		$322,981

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$439,573
Total	$439,573
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(274,813)
Total	$(274,813)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $104,158,062.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$764,147
Gross Unrealized Depreciation	(8,531,699)
Net Unrealized Depreciation	$(7,767,552)
See Accompanying Notes to Financial Statements
35

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 34.5%
	Brazil: 0.8%
1,150,000 (1)	Braskem Netherlands Finance BV, 7.250%, 02/13/2033	$1,106,012	0.8

	Chile: 4.4%
900,000 (1)	Corp Nacional del Cobre de Chile, 3.750%, 01/15/2031	828,921	0.6
1,150,000 (1)	Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	968,973	0.7
750,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	645,046	0.4
550,000 (1)	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	556,013	0.4
400,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 3.693%, 09/13/2061	277,381	0.2
700,000 (1)	Empresa Nacional del Petroleo, 3.450%, 09/16/2031	580,231	0.4
1,500,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,399,532	1.0
300,000 (1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	230,912	0.1
990,000	Engie Energia Chile SA, 3.400%, 01/28/2030	809,194	0.6
		6,296,203	4.4
	China: 0.6%
900,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	810,370	0.6

	Guatemala: 0.6%
290,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	269,820	0.2
700,000 (1)	CT Trust, 5.125%, 02/03/2032	586,250	0.4
		856,070	0.6
	Indonesia: 4.5%
750,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	682,703	0.5
750,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	665,809	0.5
1,000,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	930,000	0.7
1,000,000	Pertamina Persero PT, 5.625%, 05/20/2043	947,650	0.7
1,500,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,437,750	1.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia (continued)
750,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	$718,875	0.5
500,000 (1)	Perusahaan Listrik Negara PT, 6.250%, 01/25/2049	485,578	0.3
550,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	472,876	0.3
		6,341,241	4.5
	Israel: 0.5%
750,000 (1)	Israel Electric Corp. Ltd., 3.750%, 02/22/2032	654,887	0.5

	Kazakhstan: 0.8%
1,000,000 (1)	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	752,341	0.5
500,000	KazMunayGas National Co. JSC, 5.750%, 04/19/2047	392,220	0.3
		1,144,561	0.8
	Malaysia: 1.9%
825,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	780,670	0.5
300,000	Petronas Capital Ltd., 2.480%, 01/28/2032	255,700	0.2
1,750,000 (1)	Petronas Capital Ltd., 4.800%, 04/21/2060	1,670,796	1.2
		2,707,166	1.9
	Mexico: 6.1%
750,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	728,177	0.5
1,100,000 (1)(2)	Cemex SAB de CV, 9.125%, 12/31/2199	1,102,974	0.8
500,000 (1)	Comision Federal de Electricidad, 4.677%, 02/09/2051	336,552	0.2
425,000 (1)	Comision Federal de Electricidad, 4.688%, 05/15/2029	381,591	0.3
1,000,000 (1)	Comision Federal de Electricidad, 6.264%, 02/15/2052	835,089	0.6
350,000	Petroleos Mexicanos, 5.500%, 06/27/2044	206,365	0.2
1,000,000	Petroleos Mexicanos, 6.500%, 03/13/2027	909,668	0.6
500,000	Petroleos Mexicanos, 6.500%, 01/23/2029	430,257	0.3

See Accompanying Notes to Financial Statements
36

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico (continued)
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	$187,239	0.1
500,000	Petroleos Mexicanos, 6.750%, 09/21/2047	325,405	0.2
1,275,000	Petroleos Mexicanos, 6.875%, 08/04/2026	1,211,626	0.9
1,000,000	Petroleos Mexicanos, 6.950%, 01/28/2060	647,162	0.5
1,375,000 (1)	Petroleos Mexicanos, 10.000%, 02/07/2033	1,319,029	0.9
		8,621,134	6.1
	Nigeria: 0.3%
675,000	Republic of Nigeria, 7.875%, 02/16/2032	510,881	0.3

	Oman: 1.6%
1,750,000 (1)	OQ SAOC, 5.125%, 05/06/2028	1,669,369	1.2
700,000 (1)	Oryx Funding Ltd., 5.800%, 02/03/2031	673,525	0.4
		2,342,894	1.6
	Panama: 2.1%
1,000,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	860,960	0.6
1,425,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,106,841	0.8
1,200,000 (1)	Empresa de Transmision Electrica SA, 5.125%, 05/02/2049	964,031	0.7
		2,931,832	2.1
	Peru: 1.0%
400,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	345,388	0.3
250,000	Petroleos del Peru SA, 4.750%, 06/19/2032	186,102	0.1
1,400,000 (1)	Petroleos del Peru SA, 5.625%, 06/19/2047	907,900	0.6
		1,439,390	1.0
	Qatar: 0.7%
1,350,000 (1)	QatarEnergy, 3.300%, 07/12/2051	1,009,327	0.7

	Saudi Arabia: 1.4%
1,000,000 (1)	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	792,145	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Saudi Arabia (continued)
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	$566,333	0.4
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	580,258	0.4
		1,938,736	1.4
	South Africa: 1.1%
650,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	578,534	0.4
1,000,000 (1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	947,750	0.7
		1,526,284	1.1
	South Korea: 2.1%
775,000 (1)	Korea National Oil Corp., 4.750%, 04/03/2026	770,993	0.5
1,000,000 (1)	Korea National Oil Corp., 4.875%, 04/03/2028	1,005,057	0.7
1,000,000 (1)	POSCO, 5.750%, 01/17/2028	1,032,694	0.7
225,000 (1)	POSCO, 5.875%, 01/17/2033	240,511	0.2
		3,049,255	2.1
	Thailand: 0.5%
850,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	764,967	0.5

	United Arab Emirates: 2.5%
750,000	DP World Crescent Ltd., 3.875%, 07/18/2029	708,169	0.5
443,550 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	382,526	0.3
593,656 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	482,338	0.3
1,850,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	1,968,616	1.4
		3,541,649	2.5
	United Kingdom: 0.9%
1,150,000 (2)	HSBC Holdings PLC, 7.390%, 11/03/2028	1,224,969	0.9

	Venezuela: 0.1%
1,000,000 (3)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	46,250	0.0
1,750,000 (3)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	87,500	0.1
		133,750	0.1
	Total Corporate Bonds/Notes (Cost $48,821,619)	48,951,578	34.5

See Accompanying Notes to Financial Statements
37

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 59.0%
	Angola: 0.8%
750,000 (1)	Angolan Government International Bond, 8.000%, 11/26/2029	$645,300	0.5
500,000 (1)	Angolan Government International Bond, 9.500%, 11/12/2025	497,280	0.3
		1,142,580	0.8
	Argentina: 1.5%
1,883,777 (2)(4)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2023), 07/09/2030	550,401	0.4
374,111	Argentine Republic Government International Bond, 1.000%, 07/09/2029	105,608	0.1
4,906,220 (4)	Argentine Republic Government International Bond, 1.500% (Step Rate @ 3.625% on 07/09/2023), 07/09/2035	1,287,543	0.9
701,019 (4)	Argentine Republic Government International Bond, 3.875% (Step Rate @ 4.250% on 07/09/2023), 01/09/2038	220,873	0.1
		2,164,425	1.5
	Bahrain: 1.5%
2,000,000	Bahrain Government International Bond, 7.375%, 05/14/2030	2,071,942	1.5

	Brazil: 0.6%
1,000,000	Brazilian Government International Bond, 5.625%, 02/21/2047	844,626	0.6

	Chile: 0.9%
1,000,000	Chile Government International Bond, 3.500%, 01/31/2034	892,415	0.6
500,000	Chile Government International Bond, 4.000%, 01/31/2052	407,079	0.3
		1,299,494	0.9
	Colombia: 2.8%
500,000	Colombia Government International Bond, 3.000%, 01/30/2030	393,420	0.3
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Colombia (continued)
1,500,000	Colombia Government International Bond, 3.250%, 04/22/2032	$1,119,940	0.8
1,000,000	Colombia Government International Bond, 4.125%, 05/15/2051	618,682	0.4
750,000	Colombia Government International Bond, 5.000%, 06/15/2045	526,100	0.3
400,000	Colombia Government International Bond, 5.200%, 05/15/2049	280,146	0.2
500,000	Colombia Government International Bond, 6.125%, 01/18/2041	410,518	0.3
664,000	Colombia Government International Bond, 8.000%, 04/20/2033	681,254	0.5
		4,030,060	2.8
	Costa Rica: 1.1%
1,500,000	Costa Rica Government International Bond, 6.125%, 02/19/2031	1,494,705	1.1

	Dominican Republic: 3.2%
700,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	596,143	0.4
500,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	390,991	0.3
1,700,000	Dominican Republic International Bond, 5.875%, 01/30/2060	1,306,112	0.9
925,000	Dominican Republic International Bond, 6.000%, 07/19/2028	906,090	0.7
500,000 (1)	Dominican Republic International Bond, 6.000%, 02/22/2033	459,508	0.3
500,000 (1)	Dominican Republic International Bond, 6.875%, 01/29/2026	508,850	0.4
300,000 (1)	Dominican Republic International Bond, 7.050%, 02/03/2031	305,355	0.2
		4,473,049	3.2

See Accompanying Notes to Financial Statements
38

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ecuador: 0.8%
717,550 (1)(4)	Ecuador Government International Bond, 1.500% (Step Rate @ 2.500% on 07/31/2023), 07/31/2040	$217,848	0.1
1,807,845 (1)(4)	Ecuador Government International Bond, 2.500% (Step Rate @ 3.500% on 07/31/2023), 07/31/2035	609,741	0.4
800,850 (1)(2)(4)	Ecuador Government International Bond, 5.500% (Step Rate @ 6.000% on 07/31/2023), 07/31/2030	376,272	0.3
		1,203,861	0.8
	Egypt: 1.7%
1,000,000	Egypt Government International Bond, 5.800%, 09/30/2027	703,915	0.5
500,000 (1)	Egypt Government International Bond, 7.500%, 02/16/2061	271,808	0.2
1,750,000 (1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,028,608	0.7
600,000 (1)	Egypt Government International Bond, 8.875%, 05/29/2050	355,627	0.3
		2,359,958	1.7
	El Salvador: 0.4%
1,000,000 (1)	El Salvador Government International Bond, 6.375%, 01/18/2027	563,811	0.4

	Gabon: 0.3%
500,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	382,725	0.3

	Ghana: 0.9%
750,000 (3)	Ghana Government International Bond, 7.875%, 03/26/2027	278,813	0.2
2,000,000 (3)	Ghana Government International Bond, 7.875%, 02/11/2035	703,100	0.5
1,000,000 (3)	Ghana Government International Bond, 8.750%, 03/11/2061	340,000	0.2
		1,321,913	0.9
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Guatemala: 0.6%
860,000 (1)	Guatemala Government Bond, 5.250%, 08/10/2029	$840,407	0.6

	Honduras: 0.3%
250,000	Honduras Government International Bond, 5.625%, 06/24/2030	198,396	0.2
200,000	Honduras Government International Bond, 6.250%, 01/19/2027	178,934	0.1
		377,330	0.3
	Hungary: 1.6%
1,750,000 (1)	Hungary Government International Bond, 3.125%, 09/21/2051	1,079,776	0.7
700,000 (1)	Hungary Government International Bond, 5.500%, 06/16/2034	675,825	0.5
500,000	Hungary Government International Bond, 7.625%, 03/29/2041	563,787	0.4
		2,319,388	1.6
	India: 1.0%
500,000	Export-Import Bank of India, 2.250%, 01/13/2031	401,418	0.3
1,000,000 (1)	Export-Import Bank of India, 5.500%, 01/18/2033	1,000,352	0.7
		1,401,770	1.0
	Indonesia: 2.5%
300,000	Indonesia Government International Bond, 4.750%, 02/11/2029	303,969	0.2
1,250,000	Indonesia Government International Bond, 5.250%, 01/17/2042	1,225,084	0.9
320,000	Indonesia Government International Bond, 5.450%, 09/20/2052	324,800	0.2
1,250,000	Indonesia Government International Bond, 8.500%, 10/12/2035	1,628,173	1.2
		3,482,026	2.5
	Ivory Coast: 0.7%
1,044,654 (2)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	978,054	0.7

See Accompanying Notes to Financial Statements
39

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Jamaica: 0.9%
600,000	Jamaica Government International Bond, 7.875%, 07/28/2045	$705,169	0.5
500,000	Jamaica Government International Bond, 8.000%, 03/15/2039	604,426	0.4
		1,309,595	0.9
	Jordan: 0.6%
1,000,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	893,589	0.6

	Kazakhstan: 0.7%
900,000 (1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	940,455	0.7

	Kenya: 0.6%
500,000 (1)	Kenya Government International Bond, 6.875%, 06/24/2024	463,390	0.3
500,000	Kenya Government International Bond, 7.250%, 02/28/2028	411,282	0.3
		874,672	0.6
	Lebanon: 0.2%
2,000,000 (3)	Lebanon Government International Bond, 6.100%, 10/04/2022	131,500	0.1
2,000,000 (3)	Lebanon Government International Bond, 6.850%, 03/23/2027	133,350	0.1
		264,850	0.2
	Malaysia: 0.7%
1,250,000 (1)	Malaysia Wakala Sukuk Bhd, 3.075%, 04/28/2051	975,825	0.7

	Mexico: 2.8%
940,000	Mexico Government International Bond, 3.250%, 04/16/2030	843,902	0.6
750,000	Mexico Government International Bond, 4.350%, 01/15/2047	594,813	0.4
1,000,000	Mexico Government International Bond, 4.500%, 04/22/2029	978,060	0.7
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Mexico (continued)
1,550,000	Mexico Government International Bond, 4.875%, 05/19/2033	$1,485,883	1.1
		3,902,658	2.8
	Morocco: 0.5%
425,000 (1)	Morocco Government International Bond, 3.000%, 12/15/2032	343,700	0.3
500,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	341,875	0.2
		685,575	0.5
	Nigeria: 1.7%
1,000,000	Nigeria Government International Bond, 6.500%, 11/28/2027	817,420	0.6
1,500,000 (1)	Nigeria Government International Bond, 7.375%, 09/28/2033	1,066,425	0.7
500,000	Nigeria Government International Bond, 7.696%, 02/23/2038	336,855	0.2
300,000	Nigeria Government International Bond, 7.875%, 02/16/2032	227,058	0.2
		2,447,758	1.7
	Oman: 1.4%
500,000 (1)	Oman Government International Bond, 5.375%, 03/08/2027	495,623	0.3
800,000	Oman Government International Bond, 6.000%, 08/01/2029	806,405	0.6
750,000 (1)	Oman Government International Bond, 6.500%, 03/08/2047	692,701	0.5
		1,994,729	1.4
	Panama: 2.4%
750,000	Panama Government International Bond, 3.298%, 01/19/2033	628,008	0.5
500,000	Panama Government International Bond, 4.500%, 04/16/2050	382,070	0.3
1,000,000	Panama Government International Bond, 4.500%, 01/19/2063	723,855	0.5

See Accompanying Notes to Financial Statements
40

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama (continued)
1,000,000	Panama Government International Bond, 6.400%, 02/14/2035	$1,044,933	0.7
550,000	Panama Government International Bond, 6.700%, 01/26/2036	583,455	0.4
		3,362,321	2.4
	Paraguay: 0.9%
750,000	Paraguay Government International Bond, 5.000%, 04/15/2026	746,348	0.5
650,000	Paraguay Government International Bond, 5.600%, 03/13/2048	579,456	0.4
		1,325,804	0.9
	Peru: 0.9%
500,000	Peruvian Government International Bond, 2.780%, 12/01/2060	299,299	0.2
500,000	Peruvian Government International Bond, 2.783%, 01/23/2031	428,009	0.3
500,000	Peruvian Government International Bond, 5.625%, 11/18/2050	505,178	0.4
		1,232,486	0.9
	Philippines: 2.4%
1,550,000	Philippine Government International Bond, 5.000%, 07/17/2033	1,577,071	1.1
750,000	Philippine Government International Bond, 5.500%, 01/17/2048	767,086	0.5
1,000,000	Philippine Government International Bond, 5.950%, 10/13/2047	1,081,148	0.8
		3,425,305	2.4
	Poland: 1.9%
1,400,000	Republic of Poland Government International Bond, 4.875%, 10/04/2033	1,395,590	1.0
1,225,000	Republic of Poland Government International Bond, 5.750%, 11/16/2032	1,304,625	0.9
		2,700,215	1.9
	Qatar: 1.4%
750,000 (1)	Qatar Government International Bond, 3.750%, 04/16/2030	734,142	0.5
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Qatar (continued)
750,000 (1)	Qatar Government International Bond, 4.400%, 04/16/2050	$695,861	0.5
500,000 (1)	Qatar Government International Bond, 4.817%, 03/14/2049	491,270	0.4
		1,921,273	1.4
	Republic Of Serbia: 1.0%
1,500,000	Serbia International Bond, 2.125%, 12/01/2030	1,142,032	0.8
275,000 (1)	Serbia International Bond, 6.500%, 09/26/2033	273,734	0.2
		1,415,766	1.0
	Romania: 2.0%
1,500,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	1,237,452	0.9
1,500,000 (1)	Romanian Government International Bond, 3.625%, 03/27/2032	1,269,321	0.9
400,000	Romanian Government International Bond, 5.125%, 06/15/2048	335,000	0.2
		2,841,773	2.0
	Russia: 0.0%
1,000,000 (3)	Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047	60,000	0.0

	Saudi Arabia: 3.0%
3,000,000	Saudi Government International Bond, 3.450%, 02/02/2061	2,128,149	1.5
800,000	Saudi Government International Bond, 3.750%, 01/21/2055	616,821	0.4
1,475,000 (1)	Saudi Government International Bond, 5.500%, 10/25/2032	1,575,888	1.1
		4,320,858	3.0
	Senegal: 0.3%
500,000	Senegal Government International Bond, 6.250%, 05/23/2033	398,948	0.3

See Accompanying Notes to Financial Statements
41

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: 2.0%
2,000,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	$1,798,850	1.3
500,000	Republic of South Africa Government International Bond, 5.750%, 09/30/2049	368,478	0.3
800,000	Republic of South Africa Government International Bond, 6.300%, 06/22/2048	639,491	0.4
		2,806,819	2.0
	Sri Lanka: 0.8%
500,000 (1)(3)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	196,043	0.1
2,000,000 (1)(3)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	742,547	0.5
750,000 (3)	Sri Lanka Government International Bond, 7.550%, 03/28/2030	269,970	0.2
		1,208,560	0.8
	Turkey: 2.7%
950,000	Turkey Government International Bond, 4.875%, 10/09/2026	859,038	0.6
500,000	Turkey Government International Bond, 5.125%, 02/17/2028	438,410	0.3
750,000	Turkey Government International Bond, 6.000%, 01/14/2041	567,547	0.4
1,000,000	Turkey Government International Bond, 7.625%, 04/26/2029	954,058	0.7
1,000,000	Turkey Government International Bond, 9.875%, 01/15/2028	1,043,560	0.7
		3,862,613	2.7
	Ukraine: 0.6%
1,111,000 (3)	Ukraine Government International Bond, 7.253%, 03/15/2035	194,572	0.1
650,000 (3)	Ukraine Government International Bond, 7.375%, 09/25/2034	113,588	0.1
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2024	77,626	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ukraine (continued)
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2025	$70,294	0.1
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2026	64,889	0.0
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2027	64,167	0.0
346,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2028	65,334	0.1
225,000 (1)(3)	Ukraine Government International Bond, 7.750%, 09/01/2029	42,079	0.0
500,000 (3)	Ukraine Government International Bond, 9.750%, 11/01/2030	95,445	0.1
		787,994	0.6
	United Arab Emirates: 1.0%
1,400,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	1,429,658	1.0

	Uruguay: 1.9%
123,334	Uruguay Government International Bond, 4.375%, 10/27/2027	123,701	0.1
51,825	Uruguay Government International Bond, 4.375%, 01/23/2031	51,594	0.0
2,312,164	Uruguay Government International Bond, 5.750%, 10/28/2034	2,535,202	1.8
		2,710,497	1.9
	Venezuela: 0.1%
1,250,000 (3)	Venezuela Government International Bond, 9.250%, 09/15/2027	134,375	0.1

	Zambia: 0.4%
750,000 (1)(3)	Zambia Government International Bond, 8.500%, 04/14/2024	342,188	0.2
500,000 (1)(3)	Zambia Government International Bond, 8.970%, 07/30/2027	223,230	0.2
		565,418	0.4

See Accompanying Notes to Financial Statements
42

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Zambia (continued)
	Total Sovereign Bonds
	(Cost $83,121,422)	$83,552,513	59.0
	Total Long-Term Investments
	(Cost $131,943,041)	132,504,091	93.5
SHORT-TERM INVESTMENTS: 7.2%
	Commercial Paper: 5.5%
1,300,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	1,298,897	0.9
1,300,000	Dollar General Corp., 4.990%, 04/03/2023	1,299,450	0.9
1,300,000	Dominion Energy, Inc., 5.040%, 04/03/2023	1,299,452	1.0
1,300,000	Duke Energy, 5.090%, 04/04/2023	1,299,265	0.9
1,300,000	Equifax, Inc., 5.200%, 04/06/2023	1,298,893	0.9
1,300,000	Medtronic, Inc., 5.300%, 04/06/2023	1,298,910	0.9
	Total Commercial Paper
	(Cost $7,795,968)	7,794,867	5.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
2,368,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730%
	(Cost $2,368,000)	2,368,000	1.7
	Total Short-Term Investments
	(Cost $10,163,968)	10,162,867	7.2
	Total Investments in Securities (Cost $142,107,009)	$142,666,958	100.7
	Liabilities in Excess of Other Assets	(963,919)	(0.7)
	Net Assets	$141,703,039	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(3)
Defaulted security.

(4)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2023.

(5)
Rate shown is the 7-day yield as of March 31, 2023.

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	59.0%
Energy	15.2
Utilities	7.3
Basic Materials	4.7
Financial	3.8
Industrial	1.5
Consumer, Non-cyclical	1.2
Communications	0.4
Corporate Bonds/Notes	0.4
Short-Term Investments	7.2
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements
43

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$48,951,578	$—	$48,951,578
Sovereign Bonds	—	83,552,513	—	83,552,513
Short-Term Investments	2,368,000	7,794,867	—	10,162,867
Total Investments, at fair value	$2,368,000	$140,298,958	$—	$142,666,958
Other Financial Instruments+
Futures	284,834	—	—	284,834
Total Assets	$2,652,834	$140,298,958	$—	$142,951,792
Liabilities Table
Other Financial Instruments+
Futures	$(584,238)	$—	$—	$(584,238)
Total Liabilities	$(584,238)	$—	$—	$(584,238)
At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series EMHCD Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	44	06/30/23	$9,083,937	$102,458
U.S. Treasury 5-Year Note	93	06/30/23	10,184,227	182,376
U.S. Treasury Ultra Long Bond	18	06/22/23	2,540,250	(59,605)
			$21,808,414	$225,229
Short Contracts:
U.S. Treasury 10-Year Note	(64)	06/21/23	(7,355,000)	(136,406)
U.S. Treasury Long Bond	(16)	06/21/23	(2,098,500)	(52,128)
U.S. Treasury Ultra 10-Year Note	(101)	06/21/23	(12,235,203)	(336,099)
			$(21,688,703)	$(524,633)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$284,834
Total Asset Derivatives		$284,834
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$584,238
Total Liability Derivatives		$584,238

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
44

PORTFOLIO OF INVESTMENTS
Voya VACS Series EMHCD Fund	as of March 31, 2023 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$151,437
Total	$151,437
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(299,404)
Total	$(299,404)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $141,807,604.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,052,323
Gross Unrealized Depreciation	(1,492,373)
Net Unrealized Appreciation	$559,950
See Accompanying Notes to Financial Statements
45

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.0%
	Basic Materials: 5.9%
98,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$78,429	0.1
208,000 (1)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	141,553	0.1
350,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	321,512	0.3
190,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	172,940	0.1
325,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	275,855	0.2
393,000 (1)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	338,483	0.3
368,000 (1)	Constellium SE, 5.625%, 06/15/2028	347,847	0.3
245,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	236,413	0.2
595,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	550,150	0.4
374,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	331,893	0.3
436,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	395,636	0.3
454,000 (1)(2)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750)%, 02/15/2026	419,668	0.3
436,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	367,136	0.3
509,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	466,268	0.4
417,000 (1)	Novelis Corp., 3.875%, 08/15/2031	351,831	0.3
165,000 (1)	Novelis Corp., 4.750%, 01/30/2030	151,800	0.1
405,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	357,269	0.3
257,000	Olin Corp., 5.000%, 02/01/2030	241,228	0.2
264,000	Olin Corp., 5.125%, 09/15/2027	253,442	0.2
393,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	291,259	0.2
280,000 (1)	SPCM SA, 3.125%, 03/15/2027	245,776	0.2
454,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	412,418	0.3
479,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	294,961	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
399,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	$334,587	0.3
		7,378,354	5.9
	Communications: 13.4%
380,000 (1)	Acuris Finance Us, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	298,800	0.2
491,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	313,798	0.3
577,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	441,726	0.4
245,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	227,017	0.2
337,000	AMC Networks, Inc., 4.250%, 02/15/2029	207,557	0.2
448,000 (1)	Audacy Capital Corp., 6.500%, 05/01/2027	32,782	0.0
454,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	301,962	0.2
445,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	348,517	0.3
632,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	517,551	0.4
399,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	368,562	0.3
589,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	557,335	0.4
159,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	149,895	0.1
98,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	71,775	0.1
208,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	173,576	0.1
331,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	244,533	0.2
239,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	224,875	0.2
546,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	269,751	0.2
196,000	CSC Holdings LLC, 5.250%, 06/01/2024	189,363	0.2
669,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	352,898	0.3

See Accompanying Notes to Financial Statements
46

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
374,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	$339,091	0.3
436,000	DISH DBS Corp., 5.125%, 06/01/2029	232,641	0.2
282,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	210,971	0.2
221,000	DISH DBS Corp., 7.375%, 07/01/2028	126,319	0.1
159,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	154,398	0.1
307,000	Embarq Corp., 7.995%, 06/01/2036	129,381	0.1
214,000 (1)	GCI LLC, 4.750%, 10/15/2028	184,867	0.2
503,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	334,563	0.3
171,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	139,957	0.1
343,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	274,500	0.2
239,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	201,703	0.2
374,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	353,582	0.3
117,000 (1)(3)	Level 3 Financing, Inc., 10.500%, 05/15/2030	111,735	0.1
571,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	531,030	0.4
362,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	297,294	0.2
411,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	267,668	0.2
261,000	Netflix, Inc., 5.875%, 11/15/2028	274,924	0.2
319,000 (4)	Paramount Global, 6.250%, 02/28/2057	239,036	0.2
472,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	194,155	0.2
184,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	148,571	0.1
214,000 (1)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	170,434	0.1
841,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	788,269	0.6
393,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	266,735	0.2
773,000	Sprint Corp., 7.125%, 06/15/2024	786,505	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
255,000	Sprint Corp., 7.625%, 03/01/2026	$269,887	0.2
429,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	376,661	0.3
196,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	168,315	0.1
214,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	193,982	0.2
290,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	297,598	0.2
178,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	149,727	0.1
712,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	675,759	0.5
331,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	301,011	0.2
374,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	354,937	0.3
98,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	92,110	0.1
159,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	117,660	0.1
380,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	325,359	0.3
651,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	579,286	0.5
417,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	357,955	0.3
546,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	332,569	0.3
		16,643,418	13.4
	Consumer, Cyclical: 25.0%
340,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	291,856	0.2
528,000 (1)	Academy Ltd., 6.000%, 11/15/2027	515,654	0.4
472,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	420,410	0.3
515,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	496,900	0.4
235,000 (1)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	242,190	0.2
540,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	482,177	0.4
122,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	104,220	0.1
460,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	448,408	0.4

See Accompanying Notes to Financial Statements
47

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
455,000 (1)	American Airlines, Inc., 7.250%, 02/15/2028	$442,927	0.4
719,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	690,456	0.6
393,000 (1)	Arko Corp., 5.125%, 11/15/2029	325,761	0.3
270,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	246,070	0.2
251,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	224,942	0.2
503,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	450,079	0.4
75,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	80,200	0.1
85,000 (1)(2)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750)%, 04/01/2027	66,842	0.1
460,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	402,746	0.3
356,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	356,350	0.3
205,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	208,775	0.2
861,000 (1)	Carnival Corp., 6.000%, 05/01/2029	685,485	0.6
589,000 (1)	Carnival Corp., 9.875%, 08/01/2027	607,271	0.5
393,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	384,161	0.3
319,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	273,959	0.2
203,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	207,430	0.2
325,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	268,061	0.2
454,000	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	422,263	0.3
111,000	Delta Air Lines 2020-1 Class A Pass Through Trust, 7.375%, 01/15/2026	115,611	0.1
290,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	238,853	0.2
362,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	302,411	0.2
626,000	Ford Motor Co., 6.100%, 08/19/2032	607,509	0.5
581,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	517,816	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
835,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	$766,200	0.6
481,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	456,695	0.4
400,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	376,082	0.3
368,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	292,169	0.2
411,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	285,550	0.2
221,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	223,077	0.2
55,000	Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	51,992	0.0
285,000	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	246,485	0.2
337,000 (1)	Hanesbrands, Inc., 4.875%, 05/15/2026	319,719	0.3
257,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	225,286	0.2
436,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	402,045	0.3
515,000 (1)	Interface, Inc., 5.500%, 12/01/2028	415,733	0.3
657,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	629,735	0.5
350,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	268,273	0.2
479,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	401,280	0.3
436,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	287,141	0.2
135,000	M/I Homes, Inc., 3.950%, 02/15/2030	114,636	0.1
362,000	M/I Homes, Inc., 4.950%, 02/01/2028	335,322	0.3
160,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	116,590	0.1
110,000 (1)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	97,759	0.1
294,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	259,070	0.2
24,000 (1)	Mattel, Inc., 3.750%, 04/01/2029	21,587	0.0
245,000	Mattel, Inc., 5.450%, 11/01/2041	206,535	0.2
208,000 (1)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	187,669	0.2
472,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	386,804	0.3
331,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	301,938	0.2

See Accompanying Notes to Financial Statements
48

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
104,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	$100,787	0.1
411,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	352,819	0.3
79,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	79,342	0.1
270,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	219,070	0.2
210,000 (1)	Penn Entertainment, Inc., 4.125%, 07/01/2029	175,320	0.1
210,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	197,428	0.2
657,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	645,621	0.5
411,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	304,271	0.2
175,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	183,622	0.1
958,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	854,416	0.7
116,000 (1)	Royal Caribbean Cruises Ltd., 7.250%, 01/15/2030	116,829	0.1
227,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	242,252	0.2
227,000 (1)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	244,025	0.2
294,000	Sands China Ltd., 5.625%, 08/08/2025	286,809	0.2
442,000	Sands China Ltd., 5.900%, 08/08/2028	419,954	0.3
405,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	358,277	0.3
356,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	352,787	0.3
147,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	150,632	0.1
429,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	374,942	0.3
380,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	341,326	0.3
503,000 (1)	Sonic Automotive, Inc., 4.625%, 11/15/2029	421,964	0.3
122,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	100,910	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
313,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	$264,485	0.2
470,000 (1)	Staples, Inc., 10.750%, 04/15/2027	341,373	0.3
509,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	459,971	0.4
442,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	388,659	0.3
417,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	385,313	0.3
423,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	353,641	0.3
380,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	344,212	0.3
362,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	353,386	0.3
165,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	158,050	0.1
528,000 (1)	Victoria’s Secret & Co., 4.625%, 07/15/2029	428,403	0.3
485,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	418,119	0.3
159,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	168,088	0.1
276,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	239,667	0.2
141,000 (1)(2)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250)%, 03/15/2026	128,420	0.1
356,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	346,368	0.3
178,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	162,139	0.1
583,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	551,623	0.4
223,000 (1)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031	226,405	0.2
		31,044,890	25.0
	Consumer, Non-cyclical: 13.3%
42,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	41,685	0.0
429,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	415,980	0.3

See Accompanying Notes to Financial Statements
49

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
485,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	$433,117	0.3
343,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	298,765	0.2
171,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	159,794	0.1
393,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	390,996	0.3
79,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	75,998	0.1
233,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	207,894	0.2
497,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	464,702	0.4
448,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	415,819	0.3
208,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	183,331	0.1
171,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	147,033	0.1
116,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	68,544	0.1
160,000 (1)	Bausch Health Cos, Inc., 6.125%, 02/01/2027	103,715	0.1
74,000 (1)	Bausch Health Cos, Inc., 11.000%, 09/30/2028	54,822	0.0
350,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	354,855	0.3
509,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	453,738	0.4
196,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	144,903	0.1
325,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	255,239	0.2
288,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	253,135	0.2
215,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	133,365	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
469,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	$464,732	0.4
147,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	116,089	0.1
558,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	476,811	0.4
497,000	Encompass Health Corp., 4.750%, 02/01/2030	452,419	0.4
135,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	107,498	0.1
374,000 (1)	Garda World Security Corp., 7.750%, 02/15/2028	368,952	0.3
337,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	330,613	0.3
466,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	429,139	0.3
368,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	367,805	0.3
380,000 (1)	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	340,434	0.3
230,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	199,792	0.2
454,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	394,330	0.3
36,000 (1)	ModivCare, Inc., 5.875%, 11/15/2025	34,561	0.0
282,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	203,157	0.2
423,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	383,109	0.3
264,000	New Albertsons L.P., 7.450%, 08/01/2029	267,780	0.2
614,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	545,587	0.4
325,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	216,221	0.2
313,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	311,360	0.3
239,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	214,419	0.2
466,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	457,113	0.4
325,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	304,181	0.2

See Accompanying Notes to Financial Statements
50

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
509,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	$444,757	0.4
374,000 (1)	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	304,402	0.2
190,000 (1)	Spectrum Brands, Inc., 3.875%, 03/15/2031	155,568	0.1
208,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	183,219	0.1
313,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	298,023	0.2
214,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	193,801	0.2
122,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	117,242	0.1
583,000	Tenet Healthcare Corp., 6.125%, 10/01/2028	559,298	0.5
458,000 (1)	Tenet Healthcare Corp., 6.125%, 06/15/2030	452,229	0.4
393,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	367,328	0.3
386,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	306,874	0.2
331,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	307,933	0.2
130,000	United Rentals North America, Inc., 3.750%, 01/15/2032	112,101	0.1
260,000	United Rentals North America, Inc., 4.875%, 01/15/2028	248,898	0.2
77,000	United Rentals North America, Inc., 5.250%, 01/15/2030	74,187	0.1
350,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	343,144	0.3
		16,512,536	13.3
	Energy: 13.6%
270,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	254,424	0.2
331,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	323,817	0.3
135,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	125,736	0.1
233,000	Apache Corp., 5.100%, 09/01/2040	197,823	0.2
165,000	Apache Corp., 5.250%, 02/01/2042	138,796	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
360,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	$345,946	0.3
135,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	132,600	0.1
190,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	167,864	0.1
466,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	418,654	0.3
386,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	395,625	0.3
190,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	188,808	0.2
436,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	432,375	0.4
362,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	311,791	0.3
485,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	459,780	0.4
601,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	565,493	0.5
583,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	555,742	0.4
208,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	204,307	0.2
313,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	286,877	0.2
171,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	150,112	0.1
313,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	273,118	0.2
436,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	423,492	0.3
405,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	354,758	0.3
355,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	345,580	0.3
700,000	EnLink Midstream LLC, 5.375%, 06/01/2029	674,433	0.5
165,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	150,077	0.1
72,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	71,267	0.1

See Accompanying Notes to Financial Statements
51

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
294,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	$262,923	0.2
270,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	256,598	0.2
110,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	102,449	0.1
221,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	203,716	0.2
239,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	220,693	0.2
251,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	232,047	0.2
491,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	463,494	0.4
557,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	536,948	0.4
583,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	541,292	0.4
239,000	Murphy Oil Corp., 5.875%, 12/01/2027	233,075	0.2
411,000	Murphy Oil Corp., 6.375%, 07/15/2028	405,356	0.3
350,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	323,331	0.3
171,000	Nabors Industries, Inc., 5.100%, 09/15/2023	170,897	0.1
147,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	117,975	0.1
412,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	411,906	0.3
417,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	439,553	0.4
350,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	385,327	0.3
380,000 (1)	Precision Drilling Corp., 6.875%, 01/15/2029	345,192	0.3
445,000	Southwestern Energy Co., 5.375%, 02/01/2029	419,926	0.3
454,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	395,810	0.3
165,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	151,662	0.1
380,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	344,092	0.3
230,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	230,126	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
278,688 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	$273,448	0.2
52,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	53,561	0.0
153,000	Transocean, Inc., 6.800%, 03/15/2038	106,115	0.1
233,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	211,792	0.2
540,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	552,938	0.4
558,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	487,405	0.4
		16,828,942	13.6
	Financial: 7.5%
210,000	Ally Financial, Inc., 5.750%, 11/20/2025	197,729	0.2
205,000	Ally Financial, Inc., 6.700%, 02/14/2033	182,381	0.1
350,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	286,587	0.2
411,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	348,051	0.3
393,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	338,683	0.3
393,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	352,197	0.3
165,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	127,128	0.1
300,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	277,455	0.2
454,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	328,657	0.3
472,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	425,263	0.3
214,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	169,329	0.1
380,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	323,604	0.3
334,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	247,091	0.2
384,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	316,264	0.3
485,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	373,193	0.3
485,000	Navient Corp., 4.875%, 03/15/2028	408,489	0.3

See Accompanying Notes to Financial Statements
52

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
264,000	Navient Corp., 5.000%, 03/15/2027	$232,872	0.2
92,000	Navient Corp., 7.250%, 09/25/2023	91,782	0.1
233,000	OneMain Finance Corp., 4.000%, 09/15/2030	174,960	0.1
522,000	OneMain Finance Corp., 5.375%, 11/15/2029	439,681	0.3
159,000	OneMain Finance Corp., 7.125%, 03/15/2026	153,006	0.1
522,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	481,221	0.4
436,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	365,329	0.3
300,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	224,850	0.2
411,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	343,665	0.3
30,000 (1)	Rocket Mortgage LLC, 2.875%, 10/15/2026	26,882	0.0
110,000	Service Properties Trust, 4.750%, 10/01/2026	91,958	0.1
115,000	Service Properties Trust, 5.500%, 12/15/2027	103,045	0.1
589,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	524,765	0.4
171,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	100,249	0.1
276,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	168,706	0.1
190,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	184,471	0.1
313,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	289,232	0.2
362,000 (1)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	322,995	0.3
411,000 (1)	XHR L.P., 4.875%, 06/01/2029	349,002	0.3
		9,370,772	7.5
	Industrial: 10.6%
485,000 (1)(2)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	371,607	0.3
233,000	Ball Corp., 3.125%, 09/15/2031	193,032	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
200,000	Ball Corp., 6.875%, 03/15/2028	$207,204	0.2
196,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	200,410	0.2
234,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	237,111	0.2
454,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	426,181	0.3
362,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	335,590	0.3
390,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	349,155	0.3
423,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	402,197	0.3
439,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	454,132	0.4
119,000 (1)	Chart Industries, Inc., 9.500%, 01/01/2031	125,659	0.1
337,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	344,178	0.3
400,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	360,500	0.3
509,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	465,002	0.4
460,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	418,356	0.3
221,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	198,093	0.2
184,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	152,001	0.1
196,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	168,903	0.1
368,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	307,317	0.2
356,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	308,185	0.2
300,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	305,530	0.2
503,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	450,547	0.4
221,000 (1)(2)	Intelligent Packaging Holdco Issuer LP, 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	155,820	0.1
436,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	376,050	0.3

See Accompanying Notes to Financial Statements
53

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
319,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	$319,136	0.3
460,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	439,714	0.3
429,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	388,245	0.3
350,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	312,956	0.2
208,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	198,120	0.2
386,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	384,886	0.3
485,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	453,039	0.4
202,000 (1)	Sealed Air Corp./Sealed Air Corp. US, 6.125%, 02/01/2028	204,464	0.2
147,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	146,074	0.1
479,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	419,556	0.3
479,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	385,509	0.3
276,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	240,432	0.2
319,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	301,922	0.2
233,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	231,302	0.2
356,000 (1)	TK Elevator US Newco, Inc., 5.250%, 07/15/2027	336,564	0.3
264,000	TransDigm, Inc., 4.625%, 01/15/2029	234,971	0.2
208,000	TransDigm, Inc., 5.500%, 11/15/2027	196,353	0.2
331,000	TransDigm, Inc., 6.375%, 06/15/2026	323,902	0.3
405,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	341,959	0.3
		13,171,864	10.6
	Technology: 2.6%
49,000	CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	47,589	0.0
411,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	344,991	0.3
380,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	315,475	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
233,000 (1)	Entegris Escrow Corp., 6.950%, 06/15/2030	$226,066	0.2
153,000 (1)	Entegris, Inc., 3.625%, 05/01/2029	132,201	0.1
663,000 (1)	NCR Corp., 5.125%, 04/15/2029	574,323	0.5
178,000 (1)	Open Text Corp., 3.875%, 12/01/2029	150,035	0.1
196,000 (1)	Open Text Corp., 6.900%, 12/01/2027	202,370	0.2
386,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	331,535	0.3
386,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	321,818	0.3
380,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	145,716	0.1
158,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	119,095	0.1
399,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	313,949	0.2
		3,225,163	2.6
	Utilities: 1.1%
515,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	507,450	0.4
360,000	TransAlta Corp., 7.750%, 11/15/2029	378,763	0.3
178,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	173,070	0.1
374,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	363,463	0.3
		1,422,746	1.1
	Total Corporate Bonds/Notes (Cost $114,252,430)	115,598,685	93.0
BANK LOANS: 0.8%
	Electronics/Electrical: 0.3%
368,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 10.340%, (US0001M + 5.500)%, 09/01/2027	359,107	0.3

	Lodging & Casinos: 0.2%
294,000	Hilton Domestic Operating Company, Inc. 2019 Term Loan B2, 6.642%, (US0001M + 1.750)%, 06/22/2026	294,041	0.2

See Accompanying Notes to Financial Statements
54

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television: 0.3%
325,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.325%, (US0003M + 3.500)%, 08/21/2026	$303,824	0.3
	Total Bank Loans (Cost $958,386)	956,972	0.8
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
128,000	DISH Network Corp., 3.375%, 08/15/2026	66,560	0.0
	Total Convertible Bonds/Notes (Cost $84,967)	66,560	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.3%
	Consumer Staples: 0.3%
15,000 (5)(6)	Southeastern Grocers, Inc.	330,000	0.3
	Total Common Stock (Cost $330,000)	330,000	0.3
	Total Investments in Securities (Cost $115,625,783)	$116,952,217	94.1
	Assets in Excess of Other Liabilities	7,293,727	5.9
	Net Assets	$124,245,944	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(3)
Bond may be called prior to maturity date.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Non-income producing security.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$330,000	$330,000
Total Common Stock	—	—	330,000	330,000
Corporate Bonds/Notes	—	115,598,685	—	115,598,685
Bank Loans	—	956,972	—	956,972
Convertible Bonds/Notes	—	66,560	—	66,560
Total Investments, at fair value	$—	$116,662,217	$330,000	$116,952,217

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya VACS Series HYB Fund	as of March 31, 2023 (continued)

At March 31, 2023, the aggregate cost of securities and other investments for federal income tax purposes was the same as for financial statement purposes. The composition of unrealized appreciation and depreciation of securities and other investments was:
Gross Unrealized Appreciation	$2,302,432
Gross Unrealized Depreciation	(975,998)
Net Unrealized Appreciation	$1,326,434
See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 30.1%
422,109 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.674%, 01/25/2045	$323,444	0.1
374,495 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.762%, 03/25/2046	346,435	0.2
584,017 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.489%, 11/25/2051	430,266	0.2
747,175 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-6 B3A, 3.392%, 10/25/2051	556,030	0.2
612,459 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.411%, 12/25/2051	439,382	0.2
433,225 (1)	Bear Stearns ALT-A Trust 2005-9 26A1, 3.613%, 11/25/2035	284,498	0.1
536,172 (1)(2)	CIM Trust 2019-INV3 B1A, 4.687%, 08/25/2049	497,647	0.2
447,179 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.858%, 09/25/2051	312,115	0.1
602,296 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.845%, (US0001M + 3.000)%, 01/25/2040	565,000	0.2
1,054,019 (2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.710%, (SOFR30A + 3.150)%, 12/25/2041	980,207	0.4
451,722 (2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.060%, (SOFR30A + 4.500)%, 01/25/2042	430,828	0.2
1,761,717 (2)	Connecticut Avenue Securities Trust 2023-R02 1B1, 10.118%, (SOFR30A + 5.550)%, 01/25/2043	1,757,259	0.7
602,296 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	416,057	0.2
301,148 (2)	Eagle RE 2021-2 M1C Ltd., 8.010%, (SOFR30A + 3.450)%, 04/25/2034	304,973	0.1
873,330 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.495%, (US0001M + 3.650)%, 02/25/2040	872,477	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
301,148 (2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 7.860%, (SOFR30A + 3.300)%, 11/25/2041	$284,188	0.1
416,041 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.205%, 07/25/2048	372,321	0.2
1,594,470 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.539%, 10/25/2049	1,441,748	0.6
1,420,506 (1)(2)	Flagstar Mortgage Trust 2020-1NV B2A, 4.216%, 03/25/2050	1,230,392	0.5
707,987 (1)(2)	Flagstar Mortgage Trust 2020-1NV B3, 4.216%, 03/25/2050	600,277	0.3
366,593 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 6.695%, (US0001M + 1.850)%, 02/25/2050	364,512	0.2
329,850 (2)	Freddie Mac STACR REMIC Trust 2020-DNA5 M2, 7.360%, (SOFR30A + 2.800)%, 10/25/2050	333,744	0.1
336,264 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.945%, (US0001M + 3.100)%, 03/25/2050	344,803	0.1
1,174,478 (2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.960%, (SOFR30A + 3.400)%, 10/25/2041	1,103,858	0.5
602,296 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.810%, (SOFR30A + 2.250)%, 08/25/2033	580,585	0.2
1,505,741 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 8.310%, (SOFR30A + 3.750)%, 12/25/2041	1,356,514	0.6
3,011,482 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.960%, (SOFR30A + 3.400)%, 01/25/2042	2,743,412	1.2
903,444 (2)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 9.810%, (SOFR30A + 5.250)%, 05/25/2042	912,981	0.4

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
481,837 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.860%, (SOFR30A + 2.300)%, 08/25/2033	$474,973	0.2
903,444 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 8.210%, (SOFR30A + 3.650)%, 11/25/2041	850,393	0.4
2,845,850 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 B1, 9.310%, (SOFR30A + 4.750)%, 02/25/2042	2,715,087	1.2
1,505,741 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1B, 6.960%, (SOFR30A + 2.400)%, 02/25/2042	1,464,625	0.6
1,656,315 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2, 8.310%, (SOFR30A + 3.750)%, 02/25/2042	1,598,791	0.7
498,304 (1)(2)	GCAT 2022-INV3 B1 Trust, 4.612%, 08/25/2052	444,542	0.2
1,045,277 (1)(2)	GCAT 2023-NQM1 A2 Trust, 4.250%, 10/25/2057	934,663	0.4
1,029,303 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.982%, 03/25/2050	897,920	0.4
881,423 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.982%, 03/25/2050	752,049	0.3
631,068 (1)(2)	GS Mortgage-Backed Securities Trust 2020-PJ1 B3, 3.641%, 05/25/2050	506,646	0.2
1,286,651 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.994%, 10/25/2052	930,348	0.4
952,027 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	787,079	0.3
1,204,593 (2)	Home RE 2019-1 M2 Ltd., 8.095%, (US0001M + 3.250)%, 05/25/2029	1,215,041	0.5
739,805 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.327%, 12/25/2051	543,264	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
451,722 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	$316,851	0.1
711,104	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.265%, (US0001M + 0.420)%, 02/25/2046	495,256	0.2
298,407 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.635%, 06/25/2049	281,429	0.1
439,217 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.160%, 05/25/2052	280,278	0.1
498,766 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.095%, 07/25/2052	351,618	0.2
1,200,110 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.308%, 11/25/2052	881,714	0.4
1,074,377 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	1,042,608	0.4
299,144 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A3A, 5.000%, 07/25/2053	292,343	0.1
797,491 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.840%, 07/25/2053	714,320	0.3
334,762 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.688%, 01/25/2044	288,282	0.1
988,227 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.448%, 01/25/2047	822,589	0.4
395,259 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.868%, 11/25/2048	339,926	0.1
399,856 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.782%, 12/25/2048	334,894	0.1
432,330 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.711%, 09/25/2048	375,113	0.2
612,579 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.711%, 09/25/2048	522,021	0.2
616,498 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.713%, 10/25/2048	535,672	0.2

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
544,549 (1)(2)	JP Morgan Mortgage Trust 2018-8 B1, 4.047%, 01/25/2049	$471,986	0.2
576,636 (1)(2)	JP Morgan Mortgage Trust 2019-5 B2, 4.482%, 11/25/2049	530,577	0.2
559,979 (1)(2)	JP Morgan Mortgage Trust 2019-6 B2, 4.234%, 12/25/2049	517,254	0.2
829,539 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.250%, 02/25/2050	671,022	0.3
835,308 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.416%, 03/25/2050	695,225	0.3
727,675 (1)(2)	JP Morgan Mortgage Trust 2019-9 B2A, 3.410%, 05/25/2050	597,484	0.3
891,629 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.483%, 10/25/2049	822,035	0.4
486,131 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.967%, 10/25/2049	450,964	0.2
991,834 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.382%, 05/25/2050	853,176	0.4
560,880 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.685%, 12/25/2049	530,460	0.2
560,880 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.685%, 12/25/2049	527,395	0.2
710,042 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.395%, 03/25/2050	619,970	0.3
422,054 (1)(2)	JP Morgan Mortgage Trust 2020-3 B2, 3.847%, 08/25/2050	362,076	0.2
439,623 (1)(2)	JP Morgan Mortgage Trust 2020-4 B1, 3.649%, 11/25/2050	372,890	0.2
708,842 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.583%, 12/25/2050	609,773	0.3
423,221 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.501%, 03/25/2051	338,209	0.1
381,243 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A3, 2.500%, 04/25/2052	302,653	0.1
454,303 (1)(2)	JP Morgan Trust 2015-1 B3, 5.695%, 12/25/2044	426,069	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
577,083 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.362%, 10/25/2048	$522,449	0.2
735,200 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.324%, 03/25/2052	522,727	0.2
1,050,706 (1)(2)	MFA 2021-INV2 M1 Trust, 3.199%, 11/25/2056	755,906	0.3
534,063 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	497,133	0.2
1,144,363 (2)	Oaktown Re VII Ltd. 2021-2 M1C, 7.910%, (SOFR30A + 3.350)%, 04/25/2034	1,110,066	0.5
423,840 (1)(2)	OBX 2022-J1 A14 Trust, 2.500%, 02/25/2052	334,886	0.1
1,136,077 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.977%, 10/25/2051	758,916	0.3
873,330 (2)	Radnor RE 2021-1 M1C Ltd., 7.260%, (SOFR30A + 2.700)%, 12/27/2033	863,951	0.4
389,545 (1)(2)	RCKT Mortgage Trust 2019-1 B1A, 3.830%, 09/25/2049	354,251	0.2
570,017 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.470%, 02/25/2050	477,309	0.2
548,399 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.560%, 02/25/2047	485,231	0.2
761,475 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.781%, 08/25/2047	674,836	0.3
405,316 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.261%, 06/25/2049	355,311	0.2
490,274 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	474,464	0.2
858,249 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.503%, 09/25/2049	781,100	0.3
505,398 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.503%, 09/25/2049	479,261	0.2
709,117 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.640%, 03/25/2050	575,261	0.2
570,762 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.325%, 04/25/2050	452,447	0.2

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
740,476 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.866%, 11/25/2051	$513,678	0.2
608,079 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.159%, 01/25/2053	545,278	0.2
2,730,209 (3)	Series RR 2014-1 F Trust, 0.000%, 05/25/2047	2,483,897	1.1
390,694 (1)(2)	Shellpoint Co-Originator Trust 2017-2 B3, 3.640%, 10/25/2047	350,341	0.2
384,027 (1)(2)	STAR 2021-1 A3 Trust, 1.528%, 05/25/2065	330,607	0.1
903,444 (1)(2)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	756,622	0.3
602,296 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	524,070	0.2
752,870 (2)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	621,596	0.3
1,131,433 (1)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	279,447	0.1
579,530 (1)(2)	UWM Mortgage Trust 2021-INV1 B1, 3.161%, 08/25/2051	456,751	0.2
439,493 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.228%, 12/25/2051	304,555	0.1
1,436,355 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.240%, 01/25/2052	1,000,548	0.4
335,619 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	281,124	0.1
604,089 (1)(2)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.368%, 12/25/2049	490,487	0.2
	Total Collateralized Mortgage Obligations (Cost $71,151,069)	71,290,012	30.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 40.9%
776,962 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 D, 2.000%, 10/15/2054	444,997	0.2
1,701,186 (2)	Arbor Multifamily Mortgage Securities Trust 2020-MF3 E, 2.000%, 10/15/2054	924,427	0.4
1,054,000 (2)	AREIT 2019-CRE3 D Trust, 7.424%, (TSFR1M + 2.650)%, 09/14/2036	981,082	0.4
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
662,526 (2)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	$463,371	0.2
1,710,522 (2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	996,145	0.4
6,369,284 (1)(2)(4)	BANK 2017-BNK8 XE, 1.296%, 11/15/2050	307,012	0.1
15,857,958 (1)(4)	BANK 2020-BNK27 XA, 1.159%, 04/15/2063	965,766	0.4
5,342,295 (1)(4)	BANK 2020-BNK30 XA, 1.313%, 12/15/2053	366,710	0.2
4,458,205 (1)(4)	BANK 2021-BNK31 XA, 1.324%, 02/15/2054	319,711	0.1
13,768,920 (1)(4)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	960,118	0.4
5,710,974 (1)(2)(4)	Benchmark 2018-B5 XD Mortgage Trust, 1.500%, 07/15/2051	363,329	0.2
6,050,392 (1)(4)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.220%, 03/15/2062	301,490	0.1
4,489,366 (1)(2)(4)	Benchmark 2019-B14 XD Mortgage Trust, 1.274%, 12/15/2062	315,474	0.1
1,841,521 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	1,583,332	0.7
6,801,316 (1)(4)	Benchmark 2020-B18 XA Mortgage Trust, 1.788%, 07/15/2053	512,128	0.2
4,795,656 (1)(4)	Benchmark 2020-B22 XA Mortgage Trust, 1.515%, 01/15/2054	423,025	0.2
5,540,203 (1)(4)	Benchmark 2021-B23 XA Mortgage Trust, 1.271%, 02/15/2054	358,716	0.2
10,382,521 (1)(4)	Benchmark 2021-B25 XA Mortgage Trust, 1.100%, 04/15/2054	634,775	0.3
1,981,555 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,250,200	0.5
1,008,846 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	630,430	0.3
2,537,173 (1)(2)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.515%, 05/25/2052	1,758,567	0.7
1,505,741 (2)	BPR Trust 2021-WILL E, 11.434%, (US0001M + 6.750)%, 06/15/2038	1,375,310	0.6

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
723,659 (2)	BX Commercial Mortgage Trust 2019-IMC D, 6.584%, (US0001M + 1.900)%, 04/15/2034	$685,374	0.3
602,296 (2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.084%, (US0001M + 2.400)%, 09/15/2036	556,003	0.2
2,689,253 (2)	Cascade Funding Mortgage Trust 2021-FRR1 CK98, 9.760%, 08/29/2029	1,441,818	0.6
5,318,769 (1)(4)	CD 2019-CD8 XA Mortgage Trust, 1.403%, 08/15/2057	342,288	0.1
846,226 (1)(2)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.589%, 03/11/2047	764,612	0.3
1,274,158 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.692%, 07/10/2049	811,249	0.3
605,308 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.692%, 07/10/2049	345,088	0.1
1,550,913 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	1,089,729	0.5
6,220,215 (1)(2)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.260%, 09/15/2050	293,878	0.1
674,572 (1)(2)	Citigroup Commercial Mortgage Trust 2018-C6 D, 5.064%, 11/10/2051	462,918	0.2
370,412 (1)(2)	COMM 2013-CR10 F Mortgage Trust, 4.867%, 08/10/2046	318,703	0.1
548,090 (1)(2)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	473,907	0.2
4,450,765 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.691%, 03/25/2030	414,925	0.2
7,416,911 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.881%, 11/25/2030	382,887	0.2
8,945,182 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.773%, 12/25/2030	410,182	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,921,626 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	$326,949	0.1
6,637,004 (1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	1,026,760	0.4
1,455,653 (2)(3)	FREMF 2016-K57 D Mortgage Trust, 0.000%, 08/25/2049	1,053,268	0.4
692,641 (2)(3)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	393,322	0.2
2,134,237 (1)(2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.420%, 09/27/2051	1,538,228	0.7
1,624,694 (2)(3)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,363,438	0.6
1,974,628 (2)(3)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	1,644,063	0.7
1,606,324 (1)(2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	1,332,410	0.6
1,362,997 (2)(3)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	794,920	0.3
1,623,791 (2)(3)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,361,626	0.6
1,605,421 (2)(3)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,253,437	0.5
903,444 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.050%, 11/29/2050	616,652	0.3
2,235,423 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	1,487,975	0.6
3,356,899 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	2,176,075	0.9
1,505,741 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 1E, 0.000%, 11/29/2050	828,755	0.4

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,505,741 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.320%, 11/29/2050	$998,828	0.4
2,415,208 (2)(3)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	1,502,654	0.6
4,818,371 (2)(3)	GAM RE-REMIC Trust 2022-FRR3 DK89, 0.000%, 01/27/2052	2,184,521	0.9
2,992,509 (1)(2)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	2,189,488	0.9
2,036,364 (2)(5)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.200%, 01/29/2052	1,440,446	0.6
2,216,752 (2)(5)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.830%, 01/27/2052	1,307,948	0.6
1,158,216 (2)(5)	GAM Resecuritization Trust 2022-FRR3 C728, 0.510%, 08/27/2050	1,006,385	0.4
1,178,995 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.870%, 05/27/2048	947,790	0.4
1,428,647 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.480%, 11/27/2049	964,191	0.4
996,800 (1)(2)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.400%, 01/29/2052	682,942	0.3
1,161,227 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.040%, 01/27/2052	645,793	0.3
1,159,119 (2)(5)	GAM Resecuritization Trust 2022-FRR3 D728, 0.560%, 01/29/2052	985,810	0.4
931,752 (2)(5)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.620%, 10/27/2047	799,933	0.3
1,178,694 (2)(5)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.970%, 05/27/2048	923,833	0.4
621,570 (2)(5)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.610%, 01/29/2052	522,045	0.2
653,492 (2)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	416,370	0.2
542,067 (2)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	277,748	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,760,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	$1,662,601	0.7
401,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	279,534	0.1
1,069,076 (1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.884%, 01/15/2047	983,345	0.4
3,914,926 (1)(2)	LSTAR Commercial Mortgage Trust 2016-4 F, 4.611%, 03/10/2049	2,610,356	1.1
1,490,683 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 E, 4.368%, 10/15/2048	1,082,544	0.5
2,367,326 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 F, 4.368%, 10/15/2048	1,597,598	0.7
1,099,191 (2)(6)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	1,099,191	0.5
782,985 (2)(6)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	261,047	0.1
478,826 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	317,827	0.1
12,138,842 (1)(4)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.298%, 07/15/2052	676,129	0.3
4,684,360 (1)(2)(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.590%, 12/15/2050	297,448	0.1
653,492 (2)	Prima Capital CRE Securitization 2019-7A C Ltd., 3.250%, 12/25/2050	603,328	0.3
3,011,482 (2)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	2,475,702	1.1
4,842,462 (2)(5)	RFM Reremic Trust 2022-FRR1 AB55, 1.040%, 03/28/2049	3,697,356	1.6
4,104,649 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.450%, 11/08/2049	3,274,918	1.4

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,179,560 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.300%, 03/01/2050	$4,868,678	2.1
1,508,752 (2)(3)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,124,631	0.5
1,897,233 (2)(3)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	1,311,201	0.6
1,776,774 (2)(3)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	1,207,297	0.5
1,000,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	896,472	0.4
1,505,741 (2)(3)	TPI RE-REMIC Trust 2022-FRR1 AK34, 0.000%, 07/25/2046	1,475,597	0.6
9,624,891 (1)(4)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.870%, 10/15/2050	283,973	0.1
6,163,594 (1)(4)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.536%, 08/15/2054	522,101	0.2
4,333,522 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.975%, 06/15/2046	2,621,816	1.1
1,549,708 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	1,397,622	0.6
	Total Commercial Mortgage-Backed Securities (Cost $95,840,720)	96,652,591	40.9
ASSET-BACKED SECURITIES: 23.0%
	Automobile Asset-Backed Securities: 1.1%
542,000	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	529,925	0.2
1,009,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	976,977	0.4
708,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	666,634	0.3
452,000 (2)	Tesla Auto Lease Trust 2020-A E, 4.640%, 08/20/2024	451,465	0.2
		2,625,001	1.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 19.1%
416,600 (2)	AIG CLO 2019-2A DR Ltd., 7.868%, (US0003M + 3.050)%, 10/25/2033	$382,313	0.2
903,444 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	824,976	0.3
451,722 (2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	414,711	0.2
327,690 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	307,423	0.1
1,747,000 (2)	Aqua Finance Trust 2017-A B, 2.400%, 07/17/2046	1,453,392	0.6
836,550 (2)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	736,598	0.3
1,041,500 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	933,184	0.4
937,350 (2)	Babson CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	853,901	0.4
1,041,500 (2)	Benefit Street Partners CLO XVIII Ltd. 2019-18A DR, 8.192%, (US0003M + 3.400)%, 10/15/2034	954,176	0.4
781,125 (2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 6.808%, (TSFR3M + 2.150)%, 04/15/2035	714,070	0.3
1,371,150 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	1,254,156	0.5
840,412 (2)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	731,114	0.3
556,308 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	529,163	0.2
418,428 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	402,545	0.2
394,790 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	352,323	0.1
615,458 (2)	Driven Brands Funding LLC 2022-1A A2, 7.393%, 10/20/2052	622,127	0.3

See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,197,725 (2)	Dryden 86 CLO Ltd. 2020-86A DR, 7.992%, (US0003M + 3.200)%, 07/17/2034	$1,121,422	0.5
916,520 (2)	Dryden Senior Loan Fund 2021-92A E, 11.415%, (US0003M + 6.500)%, 11/20/2034	816,497	0.3
445,220 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	436,322	0.2
937,350 (2)	Galaxy XXIII CLO Ltd. 2017-23A DR, 8.216%, (US0003M + 3.400)%, 04/24/2029	886,632	0.4
676,305 (2)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	642,382	0.3
678,000 (2)	Greystone Commercial Real Estate Notes 2021-FL3 E, 7.692%, (TSFR1M + 2.750)%, 07/15/2039	617,594	0.3
446,899 (2)	Helios Issuer LLC 2020-AA A, 2.980%, 06/20/2047	396,997	0.2
572,589 (2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	487,986	0.2
535,448 (2)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	414,323	0.2
1,041,500 (2)	Magnetite XXVI Ltd. 2020-26A DR, 7.668%, (US0003M + 2.850)%, 07/25/2034	996,716	0.4
1,747,000 (2)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	1,746,606	0.7
542,067 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 3.690%, 09/25/2057	484,461	0.2
448,010 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	409,203	0.2
303,628 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	284,532	0.1
386,670 (2)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	334,139	0.1
297,017 (2)	Mosaic Solar Loan Trust 2023-1A B, 6.920%, 06/20/2053	293,478	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
625,004 (2)	Oaktree CLO 2020-1A ER Ltd., 11.302%, (US0003M + 6.510)%, 07/15/2034	$554,545	0.2
624,900 (2)	Oaktree CLO Ltd. 2021-1A D, 8.042%, (US0003M + 3.250)%, 07/15/2034	571,256	0.2
1,249,800 (2)	OHA Credit Partners XVI 2021-16A D, 7.645%, (US0003M + 2.850)%, 10/18/2034	1,193,472	0.5
791,540 (2)	Palmer Square CLO Ltd. 2021-2A E, 11.142%, (US0003M + 6.350)%, 07/15/2034	724,636	0.3
650,937 (2)	Palmer Square Loan Funding 2021-2A D Ltd., 9.915%, (US0003M + 5.000)%, 05/20/2029	588,150	0.2
647,000 (2)	SoFi Consumer Loan Program 2023-1S A Trust, 5.810%, 05/15/2031	647,710	0.3
937,350 (2)	Sound Point Clo XIV Ltd. 2016-3A DR, 8.465%, (US0003M + 3.650)%, 01/23/2029	922,376	0.4
2,299,425 (2)	Sunnova Helios Issuer II LLC 2021-B B, 2.010%, 07/20/2048	1,841,505	0.8
1,132,809 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	889,970	0.4
997,331 (2)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 02/01/2055	890,635	0.4
1,973,971 (2)	Sunrun Jupiter Issuer 2022-1A A LLC, 4.750%, 07/30/2057	1,848,835	0.8
460,143 (2)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	415,439	0.2
874,860 (2)	Symphony CLO XIV Ltd. 2014-14A DR, 7.892%, (US0003M + 3.100)%, 07/14/2026	874,815	0.4
1,458,100 (2)	Symphony Static CLO I Ltd. 2021-1A D, 7.568%, (US0003M + 2.750)%, 10/25/2029	1,361,183	0.6
416,600 (2)	TCW CLO 2017-1A DRR Ltd., 8.472%, (US0003M + 3.670)%, 10/29/2034	380,053	0.2

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,249,800 (2)	TCW CLO 2020-1A DRR Ltd., 8.208%, (US0003M + 3.400)%, 04/20/2034	$1,138,593	0.5
416,600 (2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 6.745%, (US0003M + 1.950)%, 07/18/2031	379,408	0.1
1,041,500 (2)	THL Credit Wind River 2017-3A CR Clo Ltd., 7.292%, (US0003M + 2.500)%, 04/15/2035	976,673	0.4
576,056 (2)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	486,725	0.2
331,263 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.320%, 11/25/2057	319,185	0.1
738,000 (2)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	670,140	0.3
749,490 (2)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	626,940	0.3
333,280 (2)	Venture 33 CLO Ltd. 2018-33A CR, 7.072%, (US0003M + 2.280)%, 07/15/2031	308,940	0.1
1,127,424 (2)	Venture XXI CLO Ltd. 2015-21A DR, 7.592%, (US0003M + 2.800)%, 07/15/2027	1,092,634	0.5
658,240 (2)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	518,115	0.2
1,716,499 (2)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	1,511,563	0.6
1,942,932 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	1,634,844	0.7
		45,203,802	19.1
	Student Loan Asset-Backed Securities: 2.8%
312,158 (2)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	288,212	0.1
790,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	681,591	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
459,000 (1)(2)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	$421,568	0.2
376,000 (1)(2)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	335,663	0.1
376,000 (2)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	336,836	0.2
1,205,000 (2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	1,079,212	0.5
602,000 (2)	SoFi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	567,518	0.2
632,000 (2)	SoFi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	593,319	0.3
1,521,000 (2)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	1,219,538	0.5
1,235,000 (2)	SoFi Professional Loan Program 2020-C BFX Trust, 3.360%, 02/15/2046	1,028,807	0.4
		6,552,264	2.8
	Total Asset-Backed Securities (Cost $54,003,464)	54,381,067	23.0
	Total Long-Term Investments (Cost $220,995,253)	222,323,670	94.0
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 3.6%
3,500,000	Agilent Technologies, Inc., 4.890%, 04/06/2023	3,497,031	1.5
2,000,000	Dominion Energy, Inc., 5.040%, 04/03/2023	1,999,157	0.8
3,000,000	Equifax, Inc., 5.200%, 04/06/2023	2,997,445	1.3
	Total Commercial Paper (Cost $8,494,794)	8,493,633	3.6

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
4,098,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.730% (Cost $4,098,000)	$4,098,000	1.7
	Total Short-Term Investments (Cost $12,592,794)	12,591,633	5.3
	Total Investments in Securities (Cost $233,588,047)	$234,915,303	99.3
	Assets in Excess of Other Liabilities	1,547,732	0.7
	Net Assets	$236,463,035	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Variable rate security. Rate shown is the rate in effect as of March 31, 2023.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2023.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Rate shown is the 7-day yield as of March 31, 2023.

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$71,290,012	$—	$71,290,012
Asset-Backed Securities	—	54,381,067	—	54,381,067
Commercial Mortgage-Backed Securities	—	95,292,353	1,360,238	96,652,591
Short-Term Investments	4,098,000	8,493,633	—	12,591,633
Total Investments, at fair value	$4,098,000	$229,457,065	$1,360,238	$234,915,303
Other Financial Instruments+
Futures	233,882	—	—	233,882
Total Assets	$4,331,882	$229,457,065	$1,360,238	$235,149,185
Liabilities Table
Other Financial Instruments+
Futures	$(1,680,924)	$—	$—	$(1,680,924)
Total Liabilities	$(1,680,924)	$—	$—	$(1,680,924)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya VACS Series SC Fund	as of March 31, 2023 (continued)

At March 31, 2023, the following futures contracts were outstanding for Voya VACS Series SC Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Long Bond	24	06/21/23	$3,147,750	$83,199
U.S. Treasury Ultra Long Bond	30	06/22/23	4,233,750	150,683
			$7,381,500	$233,882
Short Contracts:
U.S. Treasury 10-Year Note	(27)	06/21/23	(3,102,891)	(103,415)
U.S. Treasury 2-Year Note	(116)	06/30/23	(23,948,563)	(47,207)
U.S. Treasury 5-Year Note	(510)	06/30/23	(55,848,984)	(1,305,980)
U.S. Treasury Ultra 10-Year Note	(50)	06/21/23	(6,057,031)	(224,322)
			$(88,957,469)	$(1,680,924)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$233,882
Total Asset Derivatives		$233,882
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$1,680,924
Total Liability Derivatives		$1,680,924

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments . In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 202 3 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(10,231)
Total	$(10,231)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,447,042)
Total	$(1,447,042)
At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $232,141,005.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,643,736
Gross Unrealized Depreciation	(1,316,480)
Net Unrealized Appreciation	$1,327,256
See Accompanying Notes to Financial Statements
67

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year or period ended March 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya VACS Series EMCD Fund(1)	NII	$0.4091
	LTCG	$0.0159
Voya VACS Series EMHCD Fund(2)	NII	$0.0678
Voya VACS Series HYB Fund(3)	NII	$0.0754
Voya VACS Series SC Fund(4)	NII	$0.0348

NII – Net investment income
LTCG – Long-term capital gain
(1)
Formerly, Voya Emerging Markets Corporate Debt Fund. Fund had a Class P shares designation prior to November 18, 2022.

(2)
Commenced operations on February 17, 2023.

(3)
Commenced operations on February 24, 2023.

(4)
Commenced operations on March 3, 2023.

Voya VACS Series EMCD Fund designates $174,985 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
68

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present VFT – November 2007 – Present VSPT – July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2005 – Present VSPT – May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

69

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 − Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	VFT – March 2005 – Present VSPT – March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VFT – November 2003 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VFT – May 2006 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 − Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VFT – October 2000 – Present VSPT – March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 − Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 − April 2019).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Series EMCD Fund (formerly, Voya Emerging Markets Corporate Debt Fund), a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these

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responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net

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management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for the three-year and five-year periods and underperformed for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first

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quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.
BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS FOR NEW FUNDS
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya VACS Series EMHCD Fund (“Series EMHCD Fund”), a series of Voya Separate Portfolios Trust (“VSPT”); Voya VACS Series HYB Fund (“Series HYB Fund”), a series of Voya Funds Trust (“VFT”); and Voya VACS Series SC Fund (“Series SC Fund”), a series of VSPT (each, a “VACS Fund” and collectively, the “VACS Series Funds”) can enter into a new investment management or sub-advisory contract only if the Boards of Trustees (the “Board”) of VSPT and VFT (together, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the VACS Series Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangements. Thus, at its meeting held on November 17, 2022, the Board considered the initial approval of the investment management contracts (the “Management Contracts”) with Voya Investments, LLC (“VIL” or the “Adviser”) and the sub-advisory contracts (the “Sub-Advisory Contracts”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) (together, the “Contracts”) for the VACS Series Funds.
In determining whether to initially approve the Contracts for the VACS Series Funds, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Contracts should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Contracts.
The materials provided to the Board in support of each VACS Fund and the VACS Series Funds’ Contracts included the following: (1) a memorandum and presentation materials presenting management’s rationale for proposing the launch of the VACS Series Funds that discuss, among other things, VIL’s experience and expertise in the management of other funds within the Voya funds complex with similar investment objectives and strategies, including the existing VACS Series Funds; (2) information about the VACS Series Funds’ proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the VACS Series Funds that compare the VACS Series Funds’ proposed fee structure to its comparable selected peer group (“SPG”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Contracts for the VACS Series Funds; (5) a memorandum provided by counsel to the Independent Trustees summarizing the guidelines relevant to the Board’s consideration of the approvals of the Management Contracts; (6) a memorandum and other information provided in response to Section 15(c) requests to the Adviser and Sub-Advisers by counsel to the Independent Trustees on behalf of the Board; and (7) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contracts with VIL on behalf of each VACS

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Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the VACS Series Funds under the proposed Management Contracts; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contracts in light of the services to be provided to the VACS Series Funds; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the VACS Series Funds, including that: (a) the proposed management fee for each VACS Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated net annual operating expenses for each VACS Fund are below the average and median expense ratios of the funds in the Fund’s SPG; (6) management’s representations that the VACS Series Funds’ management fee structure is consistent within the VACS Series Funds suite; (7) the projected profitability of VIL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other series of the Registrants; (9) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (10) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2022 meeting, as well as the annual contract renewal Board meetings regarding existing series of the Voya funds, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the VACS Series Funds.
In reviewing the proposed Sub-Advisory Contracts with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM, including its strength and reputation in the industry, and its sub-advisory services; (2) the information that had been provided by Voya IM in advance of the November 17, 2022 meeting at which Voya IM presented with respect to its sub-advisory services; (3) the nature, extent and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contracts; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by Voya IM as the VACS Series Funds’ Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to prevent violation of the Federal securities laws, which had been reviewed and evaluated by the Chief Compliance Officer of the Registrants; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the VACS Series Funds’ investment objectives and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature, extent and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the VACS Series Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise. Because each VACS Fund was similar to a predecessor fund, the Board also considered performance information from that predecessor fund, which was managed by the investment management team with similar investment processes.
The Board considered that the VACS Series Funds also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the VACS Series Funds’ shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts with respect to each VACS Fund are fair and reasonable to the VACS Series Funds and that approval of the Contracts is in the best interests of each VACS Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by each VACS Fund under the Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Contracts for each VACS Fund.

78

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02119

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
220645         (0323-052523)

Annual Report March 31, 2023 Voya Floating Rate Fund Classes A, C, I, R and W

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (https://individuals.voya.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
The S&P/LSTA Leveraged Loan Index	An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

2

Voya Floating Rate Fund	Portfolio Managers’ Report

Ratings Distribution as of March 31, 2023
BB or above	28.40%
B	61.60%
CCC or below	8.28%
Not rated*	1.72%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor’s senior secured facility ratings. The Standard & Poor’s rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB- rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor’s is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*   Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Mohamed Basma, CFA, and Randall Parrish, CFA Portfolio Managers* of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance: For the year ended March 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -1.28% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 2.54% for the same period.

Portfolio Specifics: The Fund’s fiscal period was marked by high inflation, geopolitical tension, peak hawkishness in central bank policy, recession concerns and rising global bond yields. The yield on the 10-year US Treasury notes increased by more than 300 basis points (“bp”), creating a notable reset in financial asset valuations and upending a prolonged period of low yields and excess liquidity. Nearly all risk assets felt the pain, but duration-sensitive assets bore the brunt of it. However, given the floating rate nature of loans, the U.S. loan market fared considerably better relative to other asset classes. The Index returned 2.54% during the fiscal year with higher interest returns, driven by rising base rates and stable nominal spreads, partially offset by sharp market value declines. For context, the average Index bid price closed out the period at 93.38, representing a 422 bp drop from the end of the prior fiscal period.

Although loans delivered a positive return, the path was less straightforward with various challenges along the way. Borrowers faced an increasingly difficult economic backdrop, putting both technical and fundamental factors under pressure, and causing performance dispersion at the rating and sector level. Unsurprisingly, higher-rated loans outperformed their riskier counterparts, with returns for BB, B and CCC rated loans coming in at 5.15%, 2.51%, and -7.92%, respectively. The stark difference between ratings reflects growing uncertainty around earnings growth and higher financing costs from aggressive hiking plans, as investors began to weigh the implications on issuer fundamental factors.

Amid the difficult macro conditions, market technical factors became less supportive. Starting with supply, new issuance was constrained by broad uncertainty and volatility. Following strong issuance in the prior fiscal period, total new issue volume was just $165 billion. The pullback was exacerbated by a handful of large deals that were shelved during syndication, leaving the various underwritten loans as hung deals on bank balance sheets. In general, the difficult economic backdrop, higher financing costs and notable declines in secondary trading levels were not supportive for the syndication of new loans. In contrast, investor demand for the asset class was highly mixed during the period. Collateralized loan obligations — the predominant buyers of loans — again proved to be the primary component of measurable demand, as managers found creative solutions to ink deals, such as tapping into the secondary loan market to build portfolios via “print-and-sprint” transactions and issuing shorter-dated or static structures. Total volumes amounted to a robust $131.3 billion during the period. Meanwhile, the other measurable sources of demand for loans — mutual funds and exchange-traded funds — experienced net outflows for the period, to the tune of $43.4 billion. Macro uncertainties and general investor unease, together with a more competitive yield opportunity set across other asset classes, outweighed any demand tailwind from the strong rise in short-term rates, which historically has been a positive driver of retail flows.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2023 AS A PERCENTAGE OF:

NET ASSETS
Moran Foods	1.1%
United Airlines, Inc.	0.9%
Asurion, LLC	0.7%
Peraton Holding Corp	0.7%
Nautilus Power, LLC	0.7%
Acrisure, LLC	0.7%
Citadel Securities LP	0.7%
Great Outdoors Group, LLC	0.7%
Ineos US Finance LLC	0.6%
DirecTV Financing, LLC	0.6%

Class I shares of the Fund underperformed the Index during the fiscal period on a NAV basis. By ratings, the Fund was negatively impacted by exposure to a few loans in the defaulted loan category, selection in B, as well as selection and overweight to D rated loans. From an industry perspective, selection in software was the primary drag, although the bulk of impact was concentrated in a single issuer. Additional but smaller impacts included overweights to the following sectors: trading companies and distributors, media and IT services. At the issuer level, the primary relative laggards were overweights to Avaya Inc., Diamond Sports Group, LLC, Yak Mat, Riverbed Technology, Inc. and Logmein, Inc. Each company experienced challenges related to weak earnings and liquidity challenges, with the former three filing for Chapter 11 bankruptcy during the period. In contrast, the Fund benefited from selection and underweight to entertainment, as well as selection and overweight to food products. The primary issuer-level contribution was due to the avoidance of Cineworld, which defaulted during the period. Away from loan-level performance, the Fund was weighed down by its exposure to high yield (“HY”) bonds, as the HY bond market underperformed loans during the timeframe (-3.34% return for the Bloomberg U.S. Corporate High Yield Index).

Current Strategy & Outlook: In the short term, we expect leveraged finance markets to remain impacted by a myriad of macro developments, evolving U.S. Federal Reserve policy, inflation and payroll data, fallout from regional banks and tighter financial conditions and most importantly, in our opinion, — corporate fundamental factors, first quarter 2023 earnings and forward guidance. Loan fundamental factors, while in our view are still favorable, are showing signs of deterioration especially across lower-rated issuers. In our

3

Voya Floating Rate Fund	Portfolio Managers’ Report

opinion, while overall metrics look favorable versus pre-pandemic levels, the market will be acutely focused on the impact of “higher for longer” rates environment (if sustained) and secondary impact from tighter credit conditions (regional banks), both of which will be a key focus during the next round of quarterly earnings. Unsurprisingly, loans have become more heavily correlated to movements in macro sentiment than is typical for the asset class given the recent developments that have impacted broad risk sentiment. As a result, careful credit selection and monitoring continues to be warranted, as risks remain skewed to the downside.

*	Effective May 1, 2023, Randall Parrish, CFA was added as a portfolio manager for the Fund and Kelly Byrne was removed as a portfolio manager for the Fund. Effective April 30, 2023, Jeffrey A. Bakalar no longer serves as a portfolio manager for the Fund. Effective October 4, 2022, Mohamed Basma, CFA was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet’s model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet’s system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

4

Voya Floating Rate Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-3.75%	0.50%	1.77%
Class C(2)	-2.95%	0.20%	1.25%
Class I	-1.03%	1.24%	2.28%
Class R	-1.53%	0.73%	1.76%
Class W	-1.04%	1.21%	2.27%
Excluding Sales Charge:
Class A	-1.28%	1.00%	2.02%
Class C	-2.03%	0.20%	1.25%
Class I	-1.03%	1.24%	2.28%
Class R	-1.53%	0.73%	1.76%
Class W	-1.04%	1.21%	2.27%
S&P/LSTA Leveraged Loan	2.54%	3.63%	3.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5%hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2023*
Class A	$1,000.00	$1,050.10	1.06%	$5.42	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,044.90	1.81	9.23	1,000.00	1,015.91	1.81	9.10
Class I	1,000.00	1,051.40	0.81	4.14	1,000.00	1,020.89	0.81	4.08
Class R	1,000.00	1,047.60	1.31	6.69	1,000.00	1,018.40	1.31	6.59
Class W	1,000.00	1,050.00	0.81	4.14	1,000.00	1,020.89	0.81	4.08

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Floating Rate Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2023

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2023

ASSETS:
Investments in securities at fair value (Cost $273,852,270)	$253,309,968
Cash	2,103,982
Receivables:
Investment securities sold	8,769,505
Fund shares sold	1,010,440
Interest	1,876,075
Dividend	39,071
Prepaid structuring fee (Note 7)	24,123
Prepaid expenses	47,614
Reimbursement due from Investment Adviser	41,473
Other assets	39,709
Total assets	267,261,960
LIABILITIES:
Notes payable	500,000
Payable for investment securities purchased	7,840,760
Payable for fund shares redeemed	489,002
Income distribution payable	51,078
Payable for investment management fees	141,113
Payable for distribution and shareholder service fees	50,733
Payable for trustee fees	27,704
Payable to trustees under the deferred compensation plan (Note 8)	39,709
Payable for commitment fees on line of credit (Note 7)	52,522
Unfunded loan commitments (Note 9)	230,965
Other accrued expenses and liabilities	749,096
Total liabilities	10,172,682
NET ASSETS	$257,089,278
NET ASSETS WERE COMPRISED OF:
Paid-in capital	483,603,167
Total distributable loss	(226,513,889)
NET ASSETS	$257,089,278

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2023 (continued)

Class A:
Net assets	$33,686,187
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,065,720
Net asset value and redemption price per share(2)	$8.29
Maximum offering price per share (2.50%)(1)	$8.50

Class C:
Net assets	$6,743,253
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	813,960
Net asset value and redemption price per share(2)	$8.28

Class I:
Net assets	$116,954,022
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,102,835
Net asset value and redemption price per share	$8.29

Class R:
Net assets	$88,958,567
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,756,284
Net asset value and redemption price per share	$8.27

Class W:
Net assets	$10,747,249
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,294,602
Net asset value and redemption price per share	$8.30

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS for the year ended March 31, 2023

INVESTMENT INCOME:
Interest	$26,142,353
Dividend	865,649
Total investment income	27,008,002

EXPENSES:
Investment management fees	2,386,966
Distribution and shareholder service fees:
Class A	90,878
Class C	77,597
Class R	501,186
Transfer agent fees:
Class A	41,295
Class C	8,815
Class I	50,593
Class R	113,872
Class W	14,051
Shareholder reporting expense	10,950
Custody and accounting expense	219,000
Registration fees	121,718
Professional fees	49,275
Trustees fees	3,650
Commitment fees on line of credit (Note 7)	148,784
Miscellaneous expense	72,205
Structuring Fee (Note 7)	163,359
Interest expense	102,549
Total expenses	4,176,743
Waived and reimbursed fees	(795,364)
Net expenses	3,381,379
Net investment income	23,626,623

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(21,570,125)
Net change in unrealized appreciation (depreciation) on Investments	(12,909,447)
Net realized and unrealized loss	(34,479,572)
Decrease in net assets resulting from operations	(10,852,949)

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
FROM OPERATIONS:
Net investment income	$23,626,623	$18,646,837
Net realized loss	(21,570,125)	(3,991,011)
Net change in unrealized appreciation (depreciation)	(12,909,447)	(4,050,628)
Net increase (decrease) in net assets resulting from operations	(10,852,949)	10,605,198
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(2,220,292)	(1,594,693)
Class C	(411,867)	(295,898)
Class I	(10,054,986)	(8,279,050)
Class P(1)	(2,878,797)	(4,674,962)
Class R	(5,900,552)	(2,930,331)
Class W	(787,192)	(416,280)
Total distributions	(22,253,686)	(18,191,214)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,312,943	200,165,448
Reinvestment of distributions	21,736,937	17,562,082
	110,049,880	217,727,530
Cost of shares redeemed	(305,895,536)	(213,682,601)
Net increase (decrease) in net assets resulting from capital share transactions	(195,845,656)	4,044,929
Net decrease in net assets	(228,952,291)	(3,541,087)
NET ASSETS:
Beginning of year or period	486,041,569	489,582,656
End of year or period	$257,089,278	$486,041,569

(1)	Class P liquidated on March 24, 2023.

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-23	8.94	0.55	*	(0.68)	(0.13)	0.52	—	—	0.52	8.29	(1.28)	1.26	1.06	1.06	6.48	33,686	38
03-31-22	9.04	0.30	*	(0.11)	0.19	0.29	—	—	0.29	8.94	2.15	1.20	1.02	1.02	3.37	41,990	89
03-31-21	8.00	0.29	*	1.03	1.32	0.28	—	—	0.28	9.04	16.69	1.34	1.13	1.13	3.35	39,518	60
03-31-20	9.59	0.46		(1.58)	(1.12)	0.47	—	—	0.47	8.00	(12.34)	1.18	1.10	1.10	4.83	52,014	52
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
Class C
03-31-23	8.93	0.48	*	(0.67)	(0.19)	0.46	—	—	0.46	8.28	(2.03)	2.01	1.81	1.81	5.69	6,743	38
03-31-22	9.04	0.23	*	(0.11)	0.12	0.23	—	—	0.23	8.93	1.27	1.95	1.77	1.77	2.59	9,658	89
03-31-21	8.00	0.23	*	1.03	1.26	0.22	—	—	0.22	9.04	15.83	2.09	1.88	1.88	2.59	14,914	60
03-31-20	9.59	0.38		(1.58)	(1.20)	0.39	—	—	0.39	8.00	(13.00)	1.93	1.85	1.85	4.12	20,446	52
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
Class I
03-31-23	8.94	0.55	*	(0.65)	(0.10)	0.55	—	—	0.55	8.29	(1.03)	0.92	0.81	0.81	6.50	116,954	38
03-31-22	9.04	0.33	*	(0.11)	0.22	0.32	—	—	0.32	8.94	2.41	0.85	0.77	0.77	3.60	225,339	89
03-31-21	8.00	0.31	*	1.03	1.34	0.30	—	—	0.30	9.04	16.97	1.00	0.88	0.88	3.61	235,804	60
03-31-20	9.59	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.00	(12.12)	0.88	0.85	0.85	5.15	427,504	52
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
Class R
03-31-23	8.92	0.53	*	(0.68)	(0.15)	0.50	—	—	0.50	8.27	(1.53)	1.51	1.31	1.31	6.26	88,959	38
03-31-22	9.03	0.28	*	(0.12)	0.16	0.27	—	—	0.27	8.92	1.78	1.45	1.27	1.27	3.12	109,837	89
03-31-21	7.99	0.27	*	1.03	1.30	0.26	—	—	0.26	9.03	16.42	1.59	1.38	1.38	3.08	91,934	60
03-31-20	9.58	0.43		(1.58)	(1.15)	0.44	—	—	0.44	7.99	(12.57)	1.43	1.35	1.35	4.60	99,774	52
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
Class W
03-31-23	8.95	0.57	*	(0.67)	(0.10)	0.55	—	—	0.55	8.30	(1.04)	1.01	0.81	0.81	6.76	10,747	38
03-31-22	9.06	0.33	*	(0.12)	0.21	0.32	—	—	0.32	8.95	2.29	0.95	0.77	0.77	3.62	12,984	89
03-31-21	8.01	0.32	*	1.03	1.35	0.30	—	—	0.30	9.06	17.08	1.09	0.88	0.88	3.69	11,426	60
03-31-20	9.60	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.01	(12.10)	0.93	0.85	0.85	5.11	35,543	52
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees, shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments.

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1—quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2—inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3—unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the lives of the respective loans. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D. When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 3 — INVESTMENTS

For the year ended March 31, 2023, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $136,776,619 and $334,070,804, respectively.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.650% on the first $300 million; 0.625% on the next $200 million; and 0.600% thereafter, of the Fund’s average daily net assets.

Effective January 1, 2023, the Investment Adviser has agreed to waive 0.02% of the management fee through August 1, 2024. Any fees waived or reimbursed in relation to this waiver are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A, Class C and Class R share of the Fund each has a distribution and/or distribution and service plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, the Fund has a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/ or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2023, the Distributor retained the following amounts:

	Class A	Class R
Initial Sales Charges	$3,424	$—
Contingent Deferred Sales Charges	—	633

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit(1)
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

(1).	Pursuant to a side letter agreement through August 1, 2023, the Investment Adviser has further lowered expenses to 0.95%, 1.70%, 0.70%, 1.20% and 0.70% for Class A, Class C, Class I, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waiver for the Fund,

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

March 31,
2024	2025	2026	Total
$483,309	$—	$—	$483,309

As of March 31, 2023, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2024	2025	2026	Total
Class A	$31,824	$—	$—	$31,824
Class C	13,636	—	—	13,636
Class R	69,455	—	—	69,455
Class W	12,533	—	—	12,533

The amounts subject to possible recoupment listed in the tables above were waived or reimbursed prior to January 1, 2021, which was the effective date of the non-recoupable side letter agreement.

The Expense Limitation Agreement is contractual through August 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 25, 2022, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $100,000,000, through May 24, 2023. The proceeds may be used only: (1) for cash management purposes; or (2) to temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears of $148,784 and a structuring fee of $163,058 which is expensed over a year. Prior to May 25, 2022, the aggregate amount was $100,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 25, 2022. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the overnight bank funding rate, plus a specified margin and 0.10%. Repayments generally must be made within 45 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2023, as below:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
89	$8,895,506	2.12%

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	36.56%

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2023, the per account fees for affiliated recordkeeping services paid by the Fund were $134,776.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

and/ or common officers or trustees. These interfund transactions are made pursuant to Rule 17a-7 under the1940 Act and in accordance with the “Rule 17a-7 Policy” adopted by the Board. For the year ended March 31, 2023, the Fund engaged in such transactions amounting to $2,038,561 in purchases and $4,937,472 in sales, resulting in a net realized loss of $(151,900).

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Funded and unfunded portions of the credit agreements are presented within the Portfolio of Investments. At March 31, 2023 the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
Athenahealth, Inc. 2022 Delayed Draw Term Loan	$179,884
IPS Corporation 2021 Delayed Draw Term Loan	51,081
$230,965

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-23	573,399	249,450	(1,456,250)	(633,401)	4,904,872	2,083,167	(12,312,445)	(5,324,406)
03-31-22	2,807,222	166,299	(2,645,969)	327,552	25,486,720	1,504,356	(23,735,826)	3,255,250
Class C
03-31-23	168,424	45,196	(480,806)	(267,186)	1,441,713	377,266	(4,088,327)	(2,269,348)
03-31-22	286,932	30,341	(885,874)	(568,601)	2,593,297	274,709	(8,030,902)	(5,162,896)
Class I
03-31-23	7,929,585	1,182,486	(20,227,255)	(11,115,184)	66,613,524	9,899,009	(170,300,201)	(93,787,668)
03-31-22	11,313,808	858,414	(13,035,476)	(863,254)	102,408,364	7,767,659	(117,079,536)	(6,903,513)
Class P (1)
03-31-23	498	320,838	(10,009,923)	(9,688,587)	4,080	2,700,960	(83,216,320)	(80,511,280)
03-31-22	4,017,588	518,285	(5,493,305)	(957,432)	36,364,970	4,674,700	(49,120,082)	(8,080,412)
Class R
03-31-23	1,484,278	708,077	(3,751,074)	(1,558,719)	12,839,002	5,900,444	(31,468,699)	(12,729,253)
03-31-22	3,100,886	324,372	(1,296,530)	2,128,728	28,008,280	2,930,129	(11,715,549)	19,222,860
Class W
03-31-23	288,496	92,762	(537,377)	(156,119)	2,509,752	776,091	(4,509,544)	(1,223,701)
03-31-22	585,613	45,293	(441,949)	188,957	5,303,817	410,529	(4,000,706)	1,713,640

(1)	Share class was fully redeemed on March 24, 2023.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include capital loss carryforwards and wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	Ordinary Income
$22,253,686	$18,191,214

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2023 were:

Undistributed	Unrealized					Total
Ordinary	Appreciation/	Capital Loss Carryforwards				Distributable
Income	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
$3,426,242	$(21,307,650)	$(47,239,094)	Short-term	None	$(51,078)	$(226,513,889)
		(161,342,309)	Long-term	None
$(208,581,403)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2023 (continued)

NOTE 13 — LIQUIDITY (continued)

regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets.

In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2023, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0565	May 1, 2023	Daily
Class C	$0.0514	May 1, 2023	Daily
Class I	$0.0582	May 1, 2023	Daily
Class R	$0.0548	May 1, 2023	Daily
Class W	$0.0582	May 1, 2023	Daily

Line of Credit Renewal: Effective May 25, 2023, the revolving Credit Agreement with State Street Bank and Trust Company was renewed for another 364 days.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 91.6%

	Advertising: 0.0%
555	Dotdash Meredith Inc Term Loan B, 8.668%, (TSFR1M + 4.000%), 12/01/28	$498	0.0

	Aerospace & Defense: 1.9%
1,500,000	AAdvantage Loyalty IP Ltd. 2021 Term Loan, 9.558%, (US0003M + 4.750%), 04/20/28	1,524,792	0.6
265,014	ADS Tactical, Inc. 2021 Term Loan B, 10.590%, (US0001M + 5.750%), 03/19/26	244,475	0.1
895,477	Amentum Government Services Holdings LLC 2022 Term Loan, 8.906%, (TSFR1M + 4.000%), 02/15/29	878,128	0.3
285,489	Geo Group, Inc. (The) 2022 Tranche 1 Term Loan, 11.932%, (TSFR1M + 7.125%), 03/23/27	289,644	0.1
1,758,732	Peraton Corp. Term Loan B, 8.590%, (US0001M + 3.750%), 02/01/28	1,738,067	0.7
299,244	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 8.340%, (US0001M + 3.500%), 12/06/28	298,122	0.1
		4,973,228	1.9

	Air Transport: 0.9%
2,219,830	United Airlines, Inc. 2021 Term Loan B, 8.568%, (US0003M + 3.750%), 04/21/28	2,211,044	0.9

	Automotive: 3.9%
835,814	Autokiniton US Holdings, Inc. 2021 Term Loan B, 9.422%, (US0001M + 4.500%), 04/06/28	813,456	0.3
318,276	Avis Budget Car Rental, LLC 2022 Term Loan C, 8.407%, (TSFR1M + 3.500%), 03/16/29	318,475	0.1
598,473	Belron Finance US LLC 2021 USD Term Loan B, 7.300%, (US0003M + 2.425%), 04/13/28	598,474	0.2
1,000,000	Clarios Global LP 2021 USD Term Loan B, 8.109%, (US0001M + 3.250%), 04/30/26	996,875	0.4
452,155	Dealer Tire Financial, LLC Term Loan B2, 9.307%, (TSFR1M + 4.500%), 12/14/27	450,035	0.2
775,025	Gates Global LLC 2021 Term Loan B3, 7.407%, (US0001M + 2.500%), 03/31/27	772,239	0.3
698,136	Holley Purchaser, Inc. 2021 Term Loan, 8.672%, (US0003M + 3.750%), 11/17/28	581,446	0.2
445,866	IXS Holdings, Inc. 2020 Term Loan B, 6.000%, (US0003M + 5.000%), 03/05/27	370,626	0.2
858,708	Les Schwab Tire Centers Term Loan B, 8.064%, (US0003M + 3.250%), 11/02/27	853,341	0.3
608,234	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 7.991%, (US0001M + 3.000%), 05/14/26	606,080	0.2
483,863	RC Buyer, Inc. 2021 Term Loan, 8.340%, (US0003M + 3.500%), 07/28/28	454,831	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Automotive: (continued)
1,122,086	Truck Hero, Inc. 2021 Term Loan B, 8.590%, (US0001M + 3.750%), 01/31/28	$1,003,165	0.4
969,925	Wand NewCo 3, Inc. 2020 Term Loan, 7.590%, (US0001M + 3.000%), 02/05/26	954,596	0.4
1,605,550	Wheel Pros, LLC 2021 Term Loan, 9.316%, (US0003M + 4.500%), 05/11/28	1,153,320	0.5
		9,926,959	3.9

	Basic Materials: 1.0%
385,000	Axalta Coating Systems Dutch Holding B.V 2022 USD Term Loan B4, 7.300%, (SOFRRATE + 3.000%), 12/20/29	386,155	0.1
970,125	Iris Holdings, Inc. 2022 Term Loan 1L, 7.272%, (TSFR1M + 4.750%), 06/28/28	833,499	0.3
905,000	Starfruit Finco B.V 2023 Term Loan, 8.802%, (TSFR1M + 4.000%), 03/02/28	903,869	0.4
597,000	U.S. Silica Company 2023 Term Loan B, 9.552%, (TSFR1M + 4.750%), 03/15/30	581,329	0.2
		2,704,852	1.0

	Beverage & Tobacco: 0.7%
365,000	Naked Juice LLC 2nd Lien Term Loan, 10.998%, (SOFRRATE + 6.000%), 01/24/30	279,453	0.1
610,388	Naked Juice LLC Term Loan, 8.248%, (SOFRRATE + 3.250%), 01/24/29	542,355	0.2
948,034	Triton Water Holdings, Inc Term Loan, 8.659%, (US0003M + 3.500%), 03/31/28	856,312	0.4
		1,678,120	0.7

	Brokers, Dealers & Investment Houses: 0.3%
847,143	Forest City Enterprises, L.P. 2019 Term Loan B, 8.340%, (US0001M + 3.500%), 12/08/25	732,249	0.3

	Building & Development: 3.9%
364,449	Aegion Corporation Term Loan, 9.590%, (US0003M + 4.750%), 05/17/28	356,933	0.1
497,423	American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 6.907%, (SOFRRATE + 2.000%), 01/15/27	495,985	0.2
1,232,500	Applecaramel Buyer, LLC Term Loan B, 8.557%, (TSFR1M + 3.750%), 10/19/27	1,219,790	0.5
1,223,259	Chamberlain Group Inc Term Loan B, 8.090%, (US0001M + 3.250%), 11/03/28	1,177,387	0.5
427,806	Cornerstone Building Brands, Inc. 2021 Term Loan B, 7.934%, (US0001M + 3.250%), 04/12/28	379,677	0.1

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Building & Development: (continued)
944,130		CP Atlas Buyer, Inc. 2021 Term Loan B, 8.407%, (US0001M + 3.500%), 11/23/27	$842,111	0.3
287,686		Empire Today, LLC 2021 Term Loan B, 9.709%, (US0001M + 5.000%), 04/03/28	226,792	0.1
849,862		Foundation Building Materials Holding Company LLC 2021 Term Loan, 8.075%, (US0003M + 3.250%), 01/31/28	827,851	0.3
51,081	(1)	IPS Corporation 2021 Delayed Draw Term Loan, 7.132%, (US0003M + 3.500%), 10/02/28	47,845	0.0
284,814		IPS Corporation 2021 Term Loan, 8.352%, (US0001M + 3.500%), 10/02/28	266,776	0.1
270,838		Kodiak Building Partners Inc. Term Loan B, 8.393%, (US0003M + 3.250%), 03/12/28	260,682	0.1
391		Latham Pool Products, Inc. 2022 Term Loan B, 8.728%, (SOFRRATE + 3.750%), 02/23/29	363	0.0
525,022		LBM Acquisition LLC Term Loan B, 8.960%, (US0006M + 3.750%), 12/17/27	496,333	0.2
910,800		LHS Borrower, LLC 2022 Term Loan B, 9.657%, (SOFRRATE + 4.750%), 02/16/29	740,025	0.3
418,674		Northstar Group Services, INC. 2020 Term Loan B, 10.422%, (US0001M + 5.500%), 11/12/26	414,488	0.2
992,481		Quikrete Holdings, Inc. 2021 Term Loan B1, 7.840%, (US0001M + 3.000%), 06/11/28	982,805	0.4
675,076		Smyrna Ready Mix Concrete, LLC Term Loan B, 9.041%, (TSFR1M + 4.250%), 04/02/29	673,388	0.3
566,141		Specialty Building Products Holdings, LLC 2021 Term Loan B, 8.095%, (US0001M + 3.250%), 10/15/28	533,992	0.2
			9,943,223	3.9

		Business Equipment & Services: 7.6%
492,500		Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 8.657%, (TSFR1M + 3.750%), 05/12/28	468,183	0.2
375,250		Anticimex International AB 2021 USD Term Loan B1, 8.453%, (US0003M + 3.500%), 11/16/28	371,497	0.1
983,756		APX Group, Inc. 2021 Term Loan B, 8.255%, (US0001M + 3.250%), 07/10/28	982,527	0.4
997,375		Ascend Learning, LLC 2021 Term Loan, 8.306%, (TSFR1M + 3.500%), 12/11/28	925,273	0.4
518,385		Belfor Holdings Inc. Term Loan B, 8.852%, (US0001M + 4.000%), 04/06/26	518,061	0.2
250,000		Colorado Buyer Inc Term Loan B, 7.820%, (US0001M + 3.000%), 05/01/24	204,125	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Business Equipment & Services: (continued)
225,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 11.590%, (US0001M + 6.750%), 03/30/29	$199,195	0.1
570,143	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 8.557%, (US0001M + 3.750%), 03/31/28	555,890	0.2
593,846	Endure Digital Inc. Term Loan, 8.219%, (US0001M + 3.500%), 02/10/28	553,761	0.2
565,091	Ensono, LP 2021 Term Loan, 8.909%, (US0003M + 3.750%), 05/26/28	524,122	0.2
448,872	Garda World Security Corporation 2022 Term Loan B, 9.009%, (SOFRRATE + 4.250%), 02/01/29	436,902	0.2
488,704	Gloves Buyer, Inc. 2021 Term Loan, 8.840%, (US0001M + 4.000%), 12/29/27	452,051	0.2
749,732	Indy US Bidco, LLC 2021 USD Term Loan, 8.590%, (US0001M + 3.750%), 03/05/28	636,335	0.2
65,292	Indy US Bidco, LLC 2023 USD Fifth Amendment Incremental Term Loan, 11.052%, (TSFR1M + 6.250%), 03/06/28	56,926	0.0
134,708	Indy US Bidco, LLC 2023 USD Incremental Term Loan B, 10.892%, (TSFR1M + 6.250%), 03/06/28	118,880	0.0
395,859	Intrado Corporation 2017 Term Loan, 8.825%, (US0001M + 4.000%), 10/10/24	351,820	0.1
240,000	Intrado Corporation 2023 Term Loan B, 8.642%, (TSFR1M + 4.000%), 01/31/30	235,725	0.1
810,563	ION Trading Finance Limited 2021 USD Term Loan, 9.909%, (US0003M + 4.750%), 04/03/28	766,657	0.3
837,288	KUEHG Corp. 2018 Incremental Term Loan, 8.909%, (US0001M + 3.750%), 02/21/25	824,380	0.3
548,556	Learning Care Group, Inc. 2018 1st Lien Term Loan, 8.082%, (US0003M + 3.250%), 03/13/25	538,957	0.2
1,073,221	Milano Acquisition Corp Term Loan B, 8.998%, (US0003M + 4.000%), 10/01/27	1,022,914	0.4
733,453	Paysafe Holdings (US) Corp USD Term Loan B1, 7.590%, (US0001M + 2.750%), 06/28/28	711,449	0.3
765,313	PECF USS Intermediate Holding III Corporation Term Loan B, 9.090%, (US0001M + 4.250%), 12/15/28	647,646	0.3
100,000	Pre-Paid Legal Services, Inc. 2021 2nd Lien Term Loan, 11.840%, (US0003M + 7.000%), 12/14/29	87,500	0.0
542,763	Pre-Paid Legal Services, Inc. 2021 Term Loan, 8.590%, (US0001M + 3.750%), 12/15/28	535,368	0.2

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Business Equipment & Services: (continued)
598,492	Renaissance Holding Corp. 2022 Incremental Term Loan, 9.234%, (SOFRRATE + 4.500%), 03/30/29	$597,595	0.2
550,000	Renaissance Holding Corp. 2023 Term Loan B, 9.552%, (TSFR1M + 4.750%), 03/15/30	534,531	0.2
361,433	Rockwood Service Corporation 2020 Term Loan, 9.090%, (US0001M + 4.250%), 01/23/27	360,642	0.1
866,133	Skopima Merger Sub Inc. Term Loan B, 8.840%, (US0001M + 4.000%), 05/12/28	809,834	0.3
1,313,245	Staples, Inc. 7 Year Term Loan, 9.814%, (US0003M + 5.000%), 04/16/26	1,209,358	0.5
1,087,113	Verifone Systems, Inc. 2018 1st Lien Term Loan, 8.958%, (US0003M + 4.000%), 08/20/25	940,625	0.4
987,353	Verscend Holding Corp. 2021 Term Loan B, 8.840%, (US0001M + 4.000%), 08/27/25	987,723	0.4
381,250	VM Consolidated, Inc. 2021 Term Loan B, 8.090%, (US0006M + 3.250%), 03/24/28	381,429	0.2
1,363,016	Yak Access, LLC 1L Take-Back Debt, 11.815%, (TSFR6M + 6.400%), 09/11/23	1,104,043	0.4
		19,651,924	7.6

	Cable & Satellite Television: 2.4%
663,300	Cogeco Financing 2 LP 2021 Incremental Term Loan B, 7.340%, (US0001M + 2.500%), 09/01/28	655,734	0.2
1,664,831	DirecTV Financing, LLC Term Loan, 9.840%, (US0001M + 5.000%), 08/02/27	1,606,353	0.6
498,737	Radiate Holdco, LLC 2021 Term Loan B, 8.090%, (US0001M + 3.250%), 09/25/26	410,211	0.2
2,479,765	Telesat Canada Term Loan B5, 7.580%, (US0003M + 2.750%), 12/07/26	1,314,276	0.5
750,000	UPC Financing Partnership 2021 USD Term Loan AX, 7.609%, (US0001M + 2.925%), 01/31/29	740,063	0.3
750,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 7.934%, (US0001M + 3.250%), 01/31/29	743,840	0.3
295,000	Virgin Media Bristol LLC 2023 USD Term Loan Y, 8.113%, (TSFR1M + 3.250%), 02/28/31	291,589	0.1
434,500	WideOpenWest Finance LLC 2021 Term Loan B, 7.898%, (TSFR1M + 3.000%), 12/20/28	428,634	0.2
		6,190,700	2.4

	Chemicals & Plastics: 2.2%
259,439	Avantor Funding, Inc. 2021 Term Loan B5, 7.090%, (US0001M + 2.250%), 11/08/27	259,581	0.1
3,077	Hexion Holdings Corporation 2022 USD Term Loan, 9.454%, (SOFRRATE + 4.500%), 03/15/29	2,774	0.0
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Chemicals & Plastics: (continued)
430,771		INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 7.590%, (US0001M + 2.750%), 01/29/26	$427,136	0.2
583,478		Ineos US Finance LLC 2021 USD Term Loan B, 7.306%, (US0001M + 2.500%), 11/08/28	575,091	0.2
1,100,000		Ineos US Finance LLC 2023 USD Term Loan B, 8.302%, (TSFR1M + 3.500%), 02/10/30	1,094,157	0.4
412,702		Lonza Group AG USD Term Loan B, 9.159%, (US0003M + 4.000%), 07/03/28	384,157	0.1
190,000		NIC Acquisition Corp. Second Lien Term Loan, 12.910%, (US0003M + 7.750%), 12/29/28	109,250	0.0
431,442		Olympus Water US Holding Corporation 2021 USD Term Loan B, 8.938%, (US0003M + 3.750%), 11/09/28	409,331	0.2
494,632		PMHC II, Inc. 2022 Term Loan B, 9.076%, (TSFR1M + 4.250%), 04/23/29	438,986	0.2
530,257		Sparta U.S. HoldCo LLC 2021 Term Loan, 7.919%, (US0001M + 3.250%), 08/02/28	524,733	0.2
422,590		Trinseo Materials Operating S.C.A. 2018 Term Loan, 6.852%, (US0001M + 2.000%), 09/06/24	417,722	0.2
500,000		Tronox Finance LLC 2021 Term Loan B, 7.078%, (SOFRRATE + 2.250%), 03/10/28	490,000	0.2
497,481		W.R. Grace & Co.-Conn. 2021 Term Loan B, 8.938%, (US0003M + 3.750%), 09/22/28	494,890	0.2
			5,627,808	2.2

		Clothing/Textiles: 0.5%
699,713		ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 8.407%, (SOFRRATE + 3.600%), 12/21/28	690,091	0.2
712,500		Crocs, Inc. Term Loan B, 8.407%, (SOFRRATE + 3.500%), 02/20/29	711,292	0.3
			1,401,383	0.5

		Communications: 1.0%
330,763		Charter Communications Operating, LLC 2019 Term Loan B2, 6.557%, (TSFR1M + 1.750%), 02/01/27	328,179	0.1
598,500		Go Daddy Operating Company, LLC 2022 Term Loan B5, 7.379%, (TSFR1M + 3.250%), 10/21/29	599,207	0.2
65,691	(2)	GTT Communications, Inc. 2022 Holdco Term Loan, 13.998% (PIK Rate 0.000%, Cash Rate 0.000%), 06/30/28	35,801	0.0
81,632		GTT Communications, Inc. 2022 Opco Term Loan, 11.907%, (TSFR1M + 4.618%), 12/30/27	67,754	0.0

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Communications: (continued)
922,154	Maxar Technologies, Inc. 2022 Term Loan B 1L, 5.936%, (TSFR1M + 4.250%), 06/14/29	$923,171	0.4
733,163	Uber Technologies, Inc. 2023 Term Loan B, 7.659%, (TSFR1M + 2.750%), 02/28/30	732,552	0.3
		2,686,664	1.0

	Consumer, Cyclical: 2.2%
443,888	American Axle and Manufacturing, Inc. 2022 Term Loan B, 7.800%, (SOFRRATE + 3.500%), 12/06/29	441,945	0.2
279,300	BBB Industries LLC 2022 Term Loan, 7.772%, (TSFR1M + 5.250%), 07/25/29	267,168	0.1
907,725	Bombardier Recreational Products, Inc. 2022 Incremental Term Loan B, 8.142%, (TSFR1M + 3.500%), 12/13/29	907,725	0.3
720,000	Caesars Entertainment Corp Term Loan B, 7.892%, (TSFR1M + 3.250%), 01/20/30	717,300	0.3
345,000	Formula One Holdings Limited. Term Loan B, 7.379%, (TSFR1M + 3.250%), 01/15/30	345,216	0.1
325,000	Hanesbrands, Inc. 2023 Term Loan B, 8.392%, (TSFR1M + 3.750%), 02/14/30	324,187	0.1
1,015,895	Hayward Industries, Inc. 2022 Term Loan, 7.550%, (TSFR1M + 3.250%), 05/30/28	991,344	0.4
492,547	MOTION FINCO SARL USD TERM LOAN B1, 8.409%, (US0003M + 3.250%), 11/12/26	485,774	0.2
367,225	Penn National Gaming, Inc. 2022 Term Loan B 1L, 3.831%, (TSFR1M + 2.750%), 05/03/29	367,196	0.1
150,000	Sally Holdings, LLC 2023 Term Loan B, 7.409%, (TSFR1M + 2.500%), 02/28/30	149,625	0.1
507,450	Stars Group Holdings B.V. 2022 USD Term Loan B, 7.608%, (TSFR1M + 3.250%), 07/22/28	508,882	0.2
270,000	Topgolf Callaway Brands Corp. Term Loan B, 8.302%, (TSFR1M + 3.500%), 03/08/30	268,763	0.1
		5,775,125	2.2

	Consumer, Non-cyclical: 1.8%
878,363	Bausch + Lomb Corp. 1st Lien Term Loan B, 4.331%, (TSFR1M + 3.250%), 05/10/27	855,374	0.3
724,800	CoreLogic, Inc. TL B 1L, 8.375%, (US0001M + 3.500%), 06/02/28	620,157	0.2
645,000	Covetrus, Inc. 2022 1st Lien Term Loan, 9.413%, (TSFR3M + 5.000%), 10/13/29	606,300	0.2
280,000	Fugue Finance B.V. 2023 USD Term Loan B, 9.142%, (TSFR1M + 4.500%), 01/25/28	280,700	0.1
410,000	Kingpin Intermediate Holdings LLC 2023 Term Loan B, 8.142%, (TSFR1M + 3.500%), 02/28/28	410,000	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*:(continued)

	Consumer, Non-cyclical: (continued)
755,000	Neptune Bidco US Inc 2022 USD Term Loan B, 9.129%, (TSFR1M + 5.000%), 04/11/29	$671,950	0.3
398,000	Sabre GLBL, Inc. 2022 Term Loan B2 1L, 8.042%, (TSFR1M + 5.000%), 06/30/28	343,275	0.1
957,600	SUNSHINE INVESTMENTS B V 2022 USD TERM LOAN, 5.331%, (TSFR1M + 4.250%), 07/12/29	943,834	0.4
		4,731,590	1.8

	Containers & Glass Products: 3.2%
676,529	Altium Packaging LLC 2021 Term Loan B, 7.600%, (US0001M + 2.750%), 02/03/28	668,635	0.3
935,746	Charter NEX US, Inc. 2021 Term Loan, 8.556%, (TSFR1M + 3.750%), 12/01/27	925,804	0.4
903,175	Clydesdale Acquisition Holdings Inc Term Loan B, 9.082%, (TSFR1M + 4.175%), 04/13/29	884,701	0.3
299,237	Graham Packaging Company Inc. 2021 Term Loan, 7.840%, (US0001M + 3.000%), 08/04/27	296,955	0.1
584,634	Plastipak Packaging, Inc. 2021 Term Loan B, 7.375%, (US0001M + 2.500%), 12/01/28	582,624	0.2
955,077	Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan, 8.843%, (US0003M + 4.000%), 10/02/28	758,263	0.3
280,000	Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan, 11.648%, (US0003M + 6.750%), 10/01/29	179,813	0.1
1,027,290	Pro Mach Group, Inc. 2021 Term Loan B, 8.840%, (US0001M + 4.000%), 08/31/28	1,024,080	0.4
618,041	Reynolds Group Holdings Inc. 2021 Term Loan B, 8.090%, (US0001M + 3.500%), 09/24/28	610,647	0.2
1,240,209	Titan Acquisition Limited 2018 Term Loan B, 8.151%, (US0003M + 3.000%), 03/28/25	1,179,491	0.5
641,834	TricorBraun Holdings, Inc. 2021 Term Loan, 8.090%, (US0001M + 3.250%), 03/03/28	628,596	0.2
433,476	Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 9.159%, (US0003M + 4.000%), 09/15/28	421,826	0.2
		8,161,435	3.2

	Cosmetics/Toiletries: 0.2%
396,387	Anastasia Parent, LLC 2018 Term Loan B, 8.909%, (US0003M + 3.750%), 08/11/25	319,422	0.1
266,680	Olaplex, Inc 2022 Term Loan, 8.392%, (SOFRRATE + 3.750%), 02/23/29	239,345	0.1
		558,767	0.2

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Drugs: 0.8%
979,319	Amneal Pharmaceuticals LLC 2018 Term Loan B, 8.375%, (US0001M + 3.500%), 05/04/25	$932,496	0.3
1,215,201	Jazz Financing Lux S.a.r.l. USD Term Loan, 8.340%, (US0001M + 3.500%), 05/05/28	1,212,036	0.5
		2,144,532	0.8

	Ecological Services & Equipment: 0.3%
711,000	Clean Harbors Inc. 2021 Incremental Term Loan B, 6.859%, (US0001M + 2.000%), 10/08/28	714,301	0.3

	Electronics/Electrical: 11.1%
422,128	ABC Financial Services, Inc. 1st Lien Term Loan, 9.102%, (US0001M + 4.250%), 01/02/25	409,991	0.2
605,169	Altar Bidco, Inc. 2021 Term Loan, 6.635%, (SOFRRATE + 3.100%), 02/01/29	578,882	0.2
527,980	AP Core Holdings II, LLC Amortization Term Loan B1, 10.340%, (US0001M + 5.500%), 09/01/27	516,761	0.2
293,155	AP Core Holdings II, LLC High- Yield Term Loan B2, 10.340%, (US0001M + 5.500%), 09/01/27	286,070	0.1
352,145	Atlas Purchaser, Inc. 2021 Term Loan, 10.385%, (US0003M + 5.250%), 05/08/28	245,401	0.1
1,491,243	Banff Merger Sub Inc 2021 USD Term Loan, 8.590%, (US0001M + 3.750%), 10/02/25	1,473,457	0.6
614,061	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 8.909%, (US0003M + 3.750%), 08/29/25	541,602	0.2
879,859	Cloudera, Inc. 2021 Term Loan, 8.590%, (US0001M + 3.750%), 10/08/28	831,467	0.3
399,938	ConnectWise, LLC 2021 Term Loan B, 8.340%, (US0003M + 3.500%), 09/29/28	387,815	0.2
389,781	Constant Contact Inc Term Loan, 8.806%, (US0003M + 4.000%), 02/10/28	369,155	0.1
445,475	Cornerstone OnDemand, Inc. 2021 Term Loan, 8.602%, (US0001M + 3.750%), 10/16/28	412,621	0.2
271,067	Creation Technologies Inc. 2021 Term Loan, 10.282%, (US0003M + 5.500%), 10/05/28	235,828	0.1
768,935	Delta TopCo, Inc. 2020 Term Loan B, 8.656%, (TSFR1M + 3.750%), 12/01/27	714,789	0.3
433,169	EagleView Technology Corporation 2018 Add On Term Loan B, 8.659%, (US0003M + 3.500%), 08/14/25	373,500	0.1
300,000	Grab Holdings Inc Term Loan B, 9.350%, (US0003M + 4.500%), 01/29/26	300,375	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Electronics/Electrical: (continued)
1,148,092	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 8.840%, (US0001M + 4.000%), 12/01/27	$1,135,176	0.4
545,429	Helios Software Holdings, Inc. 2021 USD Term Loan B, 8.626%, (TSFR1M + 3.750%), 03/11/28	532,815	0.2
721,465	Hyland Software, Inc. 2018 1st Lien Term Loan, 8.340%, (US0001M + 3.500%), 07/01/24	713,078	0.3
855,364	II-VI Incorporated 2022 Term Loan B, 7.590%, (US0001M + 2.750%), 07/02/29	848,949	0.3
464,419	Imperva, Inc. 1st Lien Term Loan, 8.859%, (US0003M + 4.000%), 01/12/26	408,979	0.2
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 12.651%, (US0003M + 7.750%), 01/11/27	1,016,387	0.4
1,007,811	Informatica LLC 2021 USD Term Loan B, 7.602%, (US0001M + 2.750%), 10/27/28	1,002,352	0.4
402,726	Ingram Micro Inc. 2021 Term Loan B, 8.601%, (US0003M + 3.500%), 06/30/28	400,108	0.2
150,000	Ivanti Software, Inc. 2021 2nd Lien Term Loan, 12.212%, (US0003M + 7.250%), 12/01/28	91,200	0.0
254,800	Ivanti Software, Inc. 2021 Add On Term Loan B, 8.984%, (US0003M + 4.000%), 12/01/27	208,140	0.1
1,223,166	Ivanti Software, Inc. 2021 Term Loan B, 9.212%, (US0003M + 4.250%), 12/01/27	1,004,398	0.4
402,159	LogMeIn, Inc. Term Loan B, 9.590%, (US0001M + 4.750%), 08/31/27	232,821	0.1
1,029,365	Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 9.580%, (US0003M + 4.750%), 07/27/28	849,226	0.3
560,000	Magenta Buyer LLC 2021 USD 2nd Lien Term Loan, 13.080%, (US0003M + 8.250%), 07/27/29	423,733	0.2
997,487	McAfee, LLC 2022 USD Term Loan B, 8.515%, (TSFR1M + 3.750%), 03/01/29	943,042	0.4
365,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 11.057%, (TSFR1M + 6.250%), 02/23/29	336,895	0.1
777,150	Mitchell International, Inc. 2021 Term Loan B, 8.502%, (US0001M + 3.750%), 10/15/28	737,928	0.3
498,659	NortonLifeLock Inc. 2022 Term Loan B, 6.907%, (TSFR1M + 2.000%), 09/12/29	493,735	0.2
769,679	Optiv Security, Inc. 1st Lien Term Loan, 8.090%, (US0003M + 3.250%), 02/01/24	757,557	0.3
425,783	Panther Commercial Holdings L.P Term Loan, 9.075%, (US0003M + 4.500%), 01/07/28	397,575	0.2
1,141	Planview Parent, Inc. Term Loan, 9.159%, (US0003M + 4.000%), 12/17/27	1,085	0.0

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Electronics/Electrical: (continued)
987,500		Proofpoint, Inc. 1st Lien Term Loan, 8.090%, (US0003M + 3.250%), 08/31/28	$967,287	0.4
485,000		Quest Software US Holdings Inc. 2022 2nd Lien Term Loan, 12.326%, (SOFRRATE + 7.500%), 02/01/30	303,731	0.1
1,472,717		Quest Software US Holdings Inc. 2022 Term Loan, 9.076%, (SOFRRATE + 4.250%), 02/01/29	1,208,364	0.5
1,575,294		Rackspace Technology Global, Inc. 2021 Term Loan B, 7.595%, (US0003M + 2.750%), 02/15/28	850,659	0.3
1,054,317		Redstone Buyer LLC 2021 Term Loan, 9.568%, (US0003M + 4.750%), 04/27/28	837,193	0.3
1,457,081	(2),(3)	Riverbed Technology, Inc. 2021 PIK Exit Term Loan, 12.840%, (US0003M + 6.000%) (PIK Rate 2.000%, Cash Rate 10.840%), 12/07/26	480,837	0.2
600,000		Rocket Software, Inc. 2018 Term Loan, 6.622%, (US0001M + 4.250%), 11/28/25	589,875	0.2
363,729		SonicWall US Holdings Inc. 1st Lien Term Loan, 8.708%, (US0003M + 3.750%), 05/16/25	359,001	0.1
1,000,000	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2021 Consented Term Loan, 11.480%, (US0003M + 1.750%) (PIK Rate 1.750%, Cash Rate 9.730%), 05/29/26	575,000	0.2
1,493,706		Ultimate Software Group Inc (The) 2021 Term Loan, 8.032%, (US0003M + 3.250%), 05/04/26	1,457,430	0.6
332,421		Watlow Electric Manufacturing Company Term Loan B, 8.688%, (TSFR1M + 3.750%), 03/02/28	328,681	0.1
382,834		Xperi Corporation 2020 Term Loan B, 8.340%, (US0001M + 3.500%), 06/08/28	378,527	0.1
			28,549,478	11.1

		Energy: 1.1%
615,000		Brazos Delaware II, LLC 2023 Term Loan B, 8.392%, (TSFR1M + 3.750%), 02/11/30	602,443	0.2
409,275		M6 ETX Holdings II Midco LLC 2022 Term Loan B 1L, 7.542%, (TSFR1M + 4.500%), 09/19/29	405,012	0.2
860,641		Oryx Midstream Services Permian Basin LLC Term Loan B, 8.063%, (TSFR1M + 3.250%), 10/05/28	848,270	0.3
459,188		Profrac Services, LLC 2022 Term Loan, 11.892%, (TSFR1M + 8.000%), 03/04/25	455,744	0.2
199,500		UGI Energy Services, LLC 2023 Term Loan B, 8.052%, (TSFR1M + 3.250%), 02/22/30	197,754	0.1
290,000		Whitewater Whistler Holdings, LLC 2023 Term Loan B, 8.159%, (TSFR1M + 3.250%), 02/15/30	289,275	0.1
			2,798,498	1.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Equipment Leasing: 0.4%
375,250	Albion Financing 3 SARL USD Term Loan, 10.065%, (US0003M + 5.250%), 08/17/26	$364,462	0.2
588,083	Rent-A-Center, Inc. 2021 First Lien Term Loan B, 8.125%, (US0003M + 3.250%), 02/17/28	583,672	0.2
		948,134	0.4

	Financial: 1.5%
585,000	Alliant Holdings Intermediate, LLC 2023 Term Loan B5, 8.142%, (TSFR1M + 3.500%), 11/05/27	579,424	0.2
1,336,650	AmWINS Group, Inc. 2023 Incremental Term Loan B, 7.392%, (TSFR1M + 2.750%), 02/08/30	1,318,688	0.5
1,496,250	Hub International Limited 2022 Term Loan B, 8.129%, (TSFR1M + 4.000%), 11/10/29	1,494,193	0.6
345,000	Walker & Dunlop, Inc. 2022 Incremental Term Loan B, 7.300%, (SOFRRATE + 3.000%), 12/17/29	341,550	0.2
		3,733,855	1.5

	Financial Intermediaries: 4.5%
439,773	Advisor Group, Inc. 2021 Term Loan, 9.340%, (US0001M + 4.500%), 07/31/26	434,118	0.2
246,448	AllSpring Buyer LLC Term Loan B, 8.163%, (US0003M + 3.000%), 11/01/28	245,935	0.1
295,000	AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 11.313%, (US0003M + 6.500%), 08/02/29	265,500	0.1
765,332	AqGen Island Holdings, Inc. Term Loan, 8.601%, (US0003M + 3.500%), 08/02/28	745,242	0.3
733,825	Castlelake Aviation Limited Term Loan B, 7.616%, (US0003M + 2.750%), 10/22/26	727,771	0.3
1,720,643	Citadel Securities LP 2021 Term Loan B, 7.306%, (TSFR1M + 2.500%), 02/02/28	1,708,598	0.7
281,336	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 7.590%, (US0001M + 2.750%), 08/21/25	273,951	0.1
586,435	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 8.559%, (TSFR1M + 3.750%), 04/09/27	569,331	0.2
1,477,444	Edelman Financial Center, LLC 2021 Term Loan B, 8.590%, (US0001M + 3.500%), 04/07/28	1,427,887	0.5
878,122	First Eagle Holdings, Inc. 2020 Term Loan B, 7.659%, (US0003M + 2.500%), 02/01/27	856,718	0.3
438,544	Focus Financial Partners, LLC 2021 Term Loan, 7.307%, (TSFR1M + 2.500%), 06/30/28	432,435	0.2
547,250	Focus Financial Partners, LLC 2022 Term Loan B5, 7.550%, (TSFR1M + 3.250%), 06/30/28	543,146	0.2

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Financial Intermediaries: (continued)
698,106		HighTower Holdings LLC 2021 Term Loan B, 8.815%, (US0003M + 4.000%), 04/21/28	$661,456	0.3
1,264,379		Jane Street Group, LLC 2021 Term Loan, 7.590%, (US0001M + 2.750%), 01/26/28	1,246,678	0.5
579,891		Trans Union, LLC 2021 Term Loan B6, 7.090%, (US0001M + 2.250%), 12/01/28	577,218	0.2
811,800		VFH Parent LLC 2022 Term Loan B, 7.859%, (SOFRRATE + 3.000%), 01/13/29	787,446	0.3
			11,503,430	4.5

		Food Products: 2.0%
974,555		8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 8.609%, (US0001M + 3.750%), 10/01/25	867,354	0.3
542,984		8th Avenue Food & Provisions, Inc. 2021 Incremental Term Loan, 9.609%, (US0001M + 4.750%), 10/01/25	484,953	0.2
660,000		BCPE North Star US HoldCo 2, Inc. 2021 2nd Lien Term Loan, 12.409%, (US0003M + 7.250%), 06/08/29	595,650	0.2
636,684		CHG PPC Parent LLC 2021 Term Loan, 7.852%, (US0001M + 3.000%), 12/08/28	631,113	0.3
802,024		IRB Holding Corp 2022 Term Loan B, 7.737%, (SOFRRATE + 3.000%), 12/15/27	789,116	0.3
970,000	(3),(4)	NPC International, Inc. 2nd Lien Term Loan, 1.000%, 04/18/25	—	0.0
733,517		Primary Products Finance LLC Term Loan, 8.743%, (US0003M + 4.000%), 03/31/29	724,806	0.3
572,580		Sigma Bidco B.V. 2018 USD Term Loan B, 7.460%, (TSFR1M + 3.000%), 07/02/25	550,393	0.2
664,430		Weber-Stephen Products LLC Term Loan B, 8.090%, (US0001M + 3.250%), 10/30/27	577,224	0.2
			5,220,609	2.0

		Food Service: 0.8%
982,234		1011778 B.C. Unlimited Liability Company Term Loan B4, 6.590%, (US0001M + 1.750%), 11/19/26	973,148	0.4
497,487		Fertitta Entertainment, LLC 2022 Term Loan B, 8.807%, (SOFRRATE + 4.000%), 01/27/29	490,802	0.2
614,706		Flynn Restaurant Group LP 2021 Term Loan B, 9.090%, (US0001M + 4.250%), 12/01/28	600,876	0.2
			2,064,826	0.8
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Food/Drug Retailers: 1.3%
431,155		EG Finco Limited 2018 USD Term Loan, 9.159%, (US0003M + 4.000%), 02/07/25	$413,486	0.2
1,241,117		Moran Foods, LLC 2022 Extended 2nd Lien Term Loan, 14.376%, (TSFR3M + 4.680%), 12/31/26	897,700	0.4
1,524,627		Moran Foods, LLC 2022 Extended Term Loan, 12.126%, (TSFR3M + 4.680%), 06/30/26	1,387,410	0.5
728,030		Moran Foods, LLC Incremental FLSO Loan, 11.930%, (TSFR3M + 4.680%), 06/30/26	589,704	0.2
			3,288,300	1.3

		Forest Products: 0.1%
355,910		Spa Holdings 3 Oy USD Term Loan B, 8.851%, (US0003M + 3.750%), 02/04/28	348,791	0.1

		Health Care: 6.0%
359,989		ADMI Corp. 2021 Term Loan B2, 8.215%, (US0001M + 3.375%), 12/23/27	333,890	0.1
179,884	(1)	Athenahealth, Inc. 2022 Delayed Draw Term loan, 8.142%, (SOFRRATE + 3.500%), 02/15/29	167,742	0.1
1,464,285		Athenahealth, Inc. 2022 Term Loan B, 8.259%, (TSFR1M + 3.500%), 02/15/29	1,365,446	0.5
847,000		Bausch Health Companies Inc. 2022 Term Loan B, 9.993%, (TSFR1M + 5.250%), 02/01/27	633,794	0.2
443,763		Carestream Dental Equipment, Inc 2021 Term Loan, 9.340%, (US0001M + 4.500%), 09/01/24	411,960	0.2
398,980		CCRR Parent, Inc Term Loan B, 8.600%, (US0001M + 3.750%), 03/06/28	391,001	0.2
960,375		CHG Healthcare Services Inc. 2021 Term Loan, 8.109%, (US0001M + 3.250%), 09/29/28	951,897	0.4
490,856		Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 8.090%, (US0006M + 3.250%), 06/28/24	488,709	0.2
723,088		Curia Global, Inc. 2021 Term Loan, 8.526%, (US0003M + 3.750%), 08/30/26	620,952	0.2
492,604		DaVita, Inc. 2020 Term Loan B, 6.590%, (US0001M + 1.750%), 08/12/26	486,177	0.2
494,811		GoodRx, Inc. 1st Lien Term Loan, 7.590%, (US0001M + 2.750%), 10/10/25	492,440	0.2
123,371		Greenway Health, LLC 2017 1st Lien Term Loan, 8.960%, (US0001M + 3.750%), 02/16/24	91,294	0.0
256,641		Heartland Dental, LLC 2021 Incremental Term Loan, 8.840%, (US0001M + 4.000%), 04/30/25	242,739	0.1
398,997		Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan, 8.241%, (TSFR1M + 3.250%), 11/01/28	388,025	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Health Care: (continued)
1,079,100	Medline Borrower, LP USD Term Loan B, 8.090%, (US0001M + 3.250%), 10/23/28	$1,053,397	0.4
150,000	National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 12.248%, (US0003M + 7.250%), 03/02/29	90,750	0.0
28,622	National Mentor Holdings, Inc. 2021 Term Loan C, 8.748%, (US0003M + 3.750%), 03/02/28	22,097	0.0
829,297	National Mentor Holdings, Inc. 2021 Term Loan, 8.766%, (US0003M + 3.750%), 03/02/28	640,217	0.2
375,682	Pacific Dental Services, LLC 2021 Term Loan, 8.279%, (US0001M + 3.500%), 05/05/28	373,451	0.1
749,675	Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan, 8.659%, (US0003M + 3.750%), 11/30/27	734,869	0.3
442,764	Parexel International Corporation 2021 1st Lien Term Loan, 8.090%, (US0001M + 3.250%), 11/15/28	438,233	0.2
600,079	Pathway Vet Alliance LLC 2021 Term Loan, 8.602%, (US0001M + 3.750%), 03/31/27	528,605	0.2
267,975	Perrigo Investments, LLC Term Loan B, 7.291%, (TSFR1M + 2.500%), 04/20/29	266,635	0.1
463,218	Phoenix Guarantor Inc 2020 Term Loan B, 8.090%, (US0001M + 3.250%), 03/05/26	452,072	0.2
296,631	Pluto Acquisition I, Inc. 2021 1st Lien Term Loan, 8.953%, (US0003M + 4.000%), 06/22/26	212,462	0.1
285,234	Press Ganey Holdings, Inc. 2022 Incremental Term Loan, 8.557%, (TSFR1M + 3.750%), 07/24/26	268,120	0.1
432,803	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 8.575%, (US0001M + 3.750%), 11/16/25	413,259	0.2
252,254	RxBenefits, Inc. 2020 Term Loan, 9.198%, (US0003M + 4.500%), 12/20/27	245,948	0.1
1,035,000	Sotera Health Holdings, LLC 2021 Term Loan, 7.575%, (US0003M + 2.750%), 12/11/26	1,000,716	0.4
950,566	Surgery Center Holdings, Inc. 2021 Term Loan, 8.460%, (US0001M + 3.750%), 08/31/26	946,192	0.4
451,060	U.S. Anesthesia Partners, Inc. 2021 Term Loan, 8.912%, (US0001M + 4.250%), 10/01/28	435,595	0.2
283,113	Virgin Pulse, Inc. 2021 Term Loan, 8.840%, (US0001M + 4.000%), 04/06/28	234,276	0.1
		15,422,960	6.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Home Furnishings: 0.8%
753,525	Conair Holdings, LLC Term Loan B, 8.909%, (US0003M + 3.750%), 05/17/28	$668,754	0.3
610,384	Illuminate Merger Sub Corp. 1st Lien Term Loan, 8.340%, (US0001M + 3.500%), 07/21/28	581,086	0.2
898,188	Solis IV BV USD Term Loan B1, 8.373%, (TSFR1M + 3.500%), 02/26/29	812,186	0.3
		2,062,026	0.8

	Industrial: 1.7%
600,000	Berry Global, Inc. 2021 Term Loan Z, 1.845%, (US0001M + 1.750%), 07/01/26	598,875	0.2
363,175	Brown Group Holding LLC 2022 Term Loan B2 1L, 5.436%, (TSFR1M + 3.750%), 07/02/29	363,856	0.2
625,000	Chart Industries, Inc. 2022 Term Loan B, 8.050%, (SOFRRATE + 3.750%), 12/07/29	620,312	0.2
497,500	Oscar AcquisitionCo, LLC Term Loan B, 8.800%, (SOFRRATE + 4.500%), 04/29/29	480,865	0.2
860,675	Project Castle, Inc. Term Loan B 1L, 7.186%, (SOFRRATE + 5.500%), 06/01/29	738,029	0.3
578,578	ST GEO WARE + TR CO OF CAL INC 2022 TERM LOAN, 1.081%, (TSFR1M + 1.000%), 03/24/28	553,988	0.2
455,000	TransDigm, Inc. 2023 Term Loan I, 8.159%, (TSFR1M + 3.250%), 08/24/28	454,400	0.2
498,721	Tutor Perini Corporation Term Loan B, 9.608%, (US0001M + 4.750%), 08/18/27	462,564	0.2
		4,272,889	1.7

	Industrial Equipment: 1.4%
492,361	Alliance Laundry Systems LLC Term Loan B, 8.306%, (US0003M + 3.500%), 10/08/27	489,181	0.2
381,150	Clark Equipment Company 2022 Term Loan B, 7.498%, (TSFR1M + 2.500%), 04/20/29	381,269	0.1
375,000	Crown Subsea Communications Holding, Inc. 2021 Term Loan, 9.530%, (US0003M + 4.750%), 04/27/27	370,156	0.1
310,000	Crown Subsea Communications Holding, Inc. 2023 Incremental Term Loan, 10.052%, (TSFR1M + 5.250%), 04/27/27	307,288	0.1
299,029	Kenan Advantage Group, Inc. 2021 Term Loan B1, 8.590%, (US0001M + 3.750%), 03/24/26	297,048	0.1
493,719	Madison IAQ LLC Term Loan, 8.302%, (US0003M + 3.250%), 06/21/28	470,452	0.2
450,000	SPX Flow, Inc. 2022 Term Loan, 9.407%, (TSFR1M + 4.500%), 04/05/29	431,438	0.2
934,226	Vertical US Newco Inc Term Loan B, 8.602%, (US0006M + 3.500%), 07/30/27	912,539	0.4
		3,659,371	1.4

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Insurance: 2.3%
769,344		Acrisure, LLC 2020 Term Loan B, 8.359%, (US0001M + 3.500%), 02/15/27	$745,303	0.3
723,014		Acrisure, LLC 2021 First Lien Term Loan B, 9.090%, (US0001M + 4.250%), 02/15/27	710,663	0.3
262,219		Acrisure, LLC 2021 Incremental Term Loan B, 8.602%, (US0001M + 3.750%), 02/15/27	256,647	0.1
733,317		Aretec Group, Inc. 2018 Term Loan, 9.157%, (TSFR1M + 4.250%), 10/01/25	730,223	0.3
372,452		IMA Financial Group, Inc. Term Loan, 8.352%, (US0001M + 3.750%), 11/01/28	363,140	0.1
897,762		NFP Corp. 2020 Term Loan, 8.090%, (US0001M + 3.250%), 02/15/27	877,749	0.3
1,104,343		OneDigital Borrower LLC 2021 Term Loan, 9.157%, (SOFRRATE + 4.250%), 11/16/27	1,065,691	0.4
1,204,240		Sedgwick Claims Management Services, Inc. 2023 Term Loan B, 8.626%, (TSFR1M + 3.750%), 02/17/28	1,191,696	0.5
			5,941,112	2.3

		Leisure Good/Activities/Movies: 3.1%
685,502	(2)	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 13.735% (PIK Rate 7.000%, Cash Rate 6.735%), 09/29/25	616,952	0.2
1,124,339	(2)	24 Hour Fitness Worldwide, Inc. 2021 Exit Delayed Draw Term Loan, 18.735% (PIK Rate 12.000%, Cash Rate 6.735%), 09/29/26	618,387	0.2
349,904		Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 8.340%, (US0001M + 3.500%), 08/17/28	349,029	0.1
947,298		AppLovin Corporation 2021 Term Loan B, 7.907%, (TSFR1M + 3.100%), 10/25/28	943,746	0.4
461,611		ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 7.893%, (US0003M + 2.750%), 09/18/24	442,425	0.2
1,107,326		CWGS Group, LLC 2021 Term Loan B, 7.218%, (US0001M + 2.500%), 06/03/28	1,022,892	0.4
493,932		MajorDrive Holdings IV LLC Term Loan B, 9.000%, (US0003M + 4.000%), 06/01/28	469,853	0.2
645,063		Playtika Holding Corp 2021 Term Loan, 6.405%, (US0001M + 2.750%), 03/13/28	641,722	0.3
489,873		PUG LLC USD Term Loan, 8.340%, (US0001M + 3.500%), 02/12/27	357,608	0.1
573,562		RV Retailer, LLC Term Loan B, 8.554%, (SOFRRATE + 3.750%), 02/08/28	496,131	0.2
275,406		Samsonite International S.A. 2020 Incremental Term Loan B2, 7.840%, (US0003M + 3.000%), 04/25/25	275,372	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Leisure Good/Activities/Movies: (continued)
890,525	Scientific Games Holdings LP 2022 USD Term Loan B, 8.103%, (TSFR1M + 3.500%), 04/04/29	$879,671	0.4
509,978	SRAM, LLC 2021 Term Loan B, 7.590%, (US0001M + 2.750%), 05/18/28	504,878	0.2
295,255	The Knot Worldwide Inc. 2022 Term Loan, 9.420%, (TSFR1M + 4.500%), 12/19/25	294,886	0.1
		7,913,552	3.1

	Lodging & Casinos: 1.6%
734,648	Arches Buyer Inc. 2021 Term Loan B, 8.157%, (US0001M + 3.250%), 12/06/27	694,931	0.3
789,203	Hilton Grand Vacations Borrower LLC 2021 Term Loan B, 7.840%, (US0001M + 3.000%), 08/02/28	789,203	0.3
500,000	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 6.642%, (US0001M + 1.750%), 06/22/26	500,070	0.2
992,500	Scientific Games International, Inc. 2022 USD Term Loan, 7.960%, (TSFR1M + 3.000%), 04/14/29	985,987	0.4
249,350	Station Casinos LLC 2020 Term Loan B, 7.100%, (US0001M + 2.250%), 02/08/27	247,791	0.1
926,011	Twin River Worldwide Holdings, Inc. 2021 Term Loan B, 7.959%, (US0001M + 3.250%), 10/02/28	886,888	0.3
		4,104,870	1.6

	Mortgage REITs: 0.2%
481,508	BIFM CA Buyer Inc. Term Loan B, 8.340%, (US0001M + 3.500%), 06/01/26	473,683	0.2

	Oil & Gas: 1.6%
150,529	Glass Mountain Pipeline Holdings, LLC 2021 Exit Term Loan, 9.340%, (US0001M + 4.500%), 10/28/27	138,487	0.0
478,919	ITT Holdings LLC 2021 Term Loan, 7.556%, (US0001M + 2.750%), 07/10/28	468,442	0.2
474,480	Medallion Midland Acquisition, LLC 2021 Term Loan, 8.626%, (US0001M + 3.750%), 10/18/28	469,142	0.2
663,280	NorthRiver Midstream Finance LP 2018 Term Loan B, 8.004%, (US0003M + 3.250%), 10/01/25	662,658	0.3
671,416	TransMontaigne Operating Company L.P. Term Loan B, 8.310%, (US0003M + 3.500%), 11/17/28	663,653	0.3
904,570	Traverse Midstream Partners LLC 2017 Term Loan, 8.726%, (TSFR1M + 3.750%), 09/27/24	894,394	0.3
725,934	Waterbridge Midstream Operating LLC Term Loan B, 10.568%, (US0003M + 5.750%), 06/22/26	715,102	0.3
		4,011,878	1.6

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Publishing: 0.5%
883,370		Cengage Learning, Inc. 2021 Term Loan B, 9.880%, (US0003M + 4.750%), 07/14/26	$821,850	0.3
448,424		McGraw-Hill Global Education Holdings, LLC 2021 Term Loan, 9.822%, (US0006M + 4.750%), 07/28/28	420,157	0.2
			1,242,007	0.5

		Radio & Television: 2.0%
1,369,933		Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.325%, (US0003M + 3.500%), 08/21/26	1,280,674	0.5
398,070		CMG Media Corporation 2021 Term Loan, 8.659%, (US0003M + 3.500%), 12/17/26	353,535	0.1
4,767,826	(3),(5),(6)	Diamond Sports Group, LLC 2022 2nd Lien Term Loan, 8.052%, (TSFR1M + 3.250%), 08/24/26	318,252	0.1
166,667		Entercom Media Corp. 2019 Term Loan, 7.331%, (US0001M + 2.500%), 11/18/24	107,778	0.1
392,720		Gray Television, Inc. 2021 Term Loan D, 7.662%, (US0001M + 3.000%), 12/01/28	382,329	0.2
280,000		iHeartCommunications, Inc. 2020 Incremental Term Loan, 8.090%, (US0001M + 3.250%), 05/01/26	248,990	0.1
608,849		iHeartCommunications, Inc. 2020 Term Loan, 7.840%, (US0001M + 3.000%), 05/01/26	541,242	0.2
483,699		NASCAR Holdings, Inc Term Loan B, 7.340%, (US0001M + 2.500%), 10/19/26	484,441	0.2
1,332,908		Univision Communications Inc. 2021 First Lien Term Loan B, 8.090%, (US0001M + 3.250%), 03/15/26	1,328,624	0.5
			5,045,865	2.0

		Retailers (Except Food & Drug): 3.4%
464,012		AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 8.657%, (TSFR1M + 3.750%), 07/31/28	447,772	0.2
600,244		CNT Holdings I Corp 2020 Term Loan, 8.125%, (TSFR1M + 3.500%), 11/08/27	590,940	0.2
1,691,270		Great Outdoors Group, LLC 2021 Term Loan B1, 8.590%, (US0001M + 3.750%), 03/06/28	1,672,948	0.7
1,065,700		Harbor Freight Tools USA, Inc. 2021 Term Loan B, 7.590%, (US0001M + 2.750%), 10/19/27	1,037,726	0.4
495,296		Jo-Ann Stores, Inc. 2021 Term Loan B1, 9.572%, (US0003M + 4.750%), 07/07/28	278,191	0.1
508,433		Leslies Poolmart, Inc. 2021 Term Loan B, 7.659%, (US0003M + 2.500%), 03/09/28	502,350	0.2
1,056,926		Michaels Companies, Inc. 2021 Term Loan B, 9.409%, (US0003M + 4.250%), 04/15/28	974,260	0.4
969,181		Petco Health and Wellness Company, Inc. 2021 Term Loan B, 8.410%, (US0003M + 3.250%), 03/03/28	953,085	0.3
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Retailers (Except Food & Drug): (continued)
1,228,125		Pilot Travel Centers LLC 2021 Term Loan B, 6.907%, (TSFR1M + 2.000%), 08/04/28	$1,224,287	0.5
991,123		Restoration Hardware, Inc. Term Loan B, 7.340%, (US0001M + 2.500%), 10/20/28	930,572	0.3
253,613		Victorias Secret & Co. Term Loan B, 8.236%, (US0003M + 3.250%), 08/02/28	251,711	0.1
			8,863,842	3.4

		Surface Transport: 1.1%
747,292		American Trailer World Corp. Term Loan B, 8.657%, (TSFR1M + 3.750%), 03/03/28	650,892	0.3
909,189		LaserShip, Inc. 2021 Term Loan, 9.659%, (US0003M + 4.500%), 05/07/28	785,312	0.3
386,172		Savage Enterprises LLC 2021 Term Loan B, 8.100%, (US0001M + 3.250%), 09/15/28	385,207	0.1
878,875		Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 9.159%, (US0003M + 4.000%), 07/26/28	848,939	0.3
250,000		Worldwide Express Operations, LLC 2021 2nd Lien Term Loan, 12.159%, (US0003M + 7.000%), 07/26/29	205,937	0.1
			2,876,287	1.1

		Technology: 3.9%
721,179		Applied Systems, Inc. 2022 Extended 1st Lien Term Loan, 8.800%, (SOFRRATE + 4.500%), 09/18/26	721,029	0.3
2,586,104	(3),(5),(6)	Avaya 2022 Term Loan 1L, 11.686%, (TSFR1M + 10.000%), 12/15/27	665,922	0.3
747,235	(3),(5),(6)	Avaya, Inc. 2020 Term Loan B, 9.443%, (US0003M + 4.250%), 12/15/27	187,743	0.1
636,416		Avaya, Inc. 2023 DIP Term Loan, 12.642%, (TSFR1M + 8.000%), 08/14/23	658,690	0.2
867,574		Bright Bidco B.V. 2022 Exit Term Loan, 12.676%, 10/31/27	769,249	0.3
912,713		CDK Global, Inc. 2022 USD Term Loan B, 9.409%, (TSFR3M + 4.500%), 07/06/29	911,653	0.3
300,000		ECI Macola Max Holding, LLC 2020 Term Loan, 8.943%, (US0003M + 3.750%), 11/09/27	296,250	0.1
462,963		Misys (Finastra) - TL B 1L, 8.325%, (US0003M + 3.500%), 06/13/24	435,667	0.2
1,487,525		MKS Instruments, Inc. 2022 Term Loan B 1L, 5.792%, (TSFR1M + 2.750%), 08/17/29	1,481,637	0.6
332,489		RealPage, Inc. Term Loan B 1L, 7.635%, (US0001M + 3.000%), 04/24/28	323,254	0.1
397,847		SS&C Technologies Inc. 2022 Term Loan B6, 7.052%, (TSFR1M + 2.250%), 03/22/29	395,787	0.1
599,548		SS&C Technologies Inc. 2022 Term Loan B7, 7.052%, (TSFR1M + 2.250%), 03/22/29	596,443	0.2

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Technology: (continued)
730,000	Tibco Software Inc. 2022 USD Term Loan, 9.498%, (TSFR1M + 4.500%), 03/30/29	$662,084	0.3
1,253,450	Veritas US Inc. 2021 USD Term Loan B, 9.840%, (US0003M + 5.000%), 09/01/25	955,755	0.4
477,041	Virtusa Corporation 2022 Incremental Term Loan, 8.657%, (SOFRRATE + 3.750%), 02/15/29	471,773	0.2
410,000	World Wide Technology Holding Co. LLC Term Loan, 8.052%, (TSFR1M + 3.250%), 03/01/30	409,487	0.2
		9,942,423	3.9

	Telecommunications: 3.5%
641,247	Altice Financing SA 2022 USD Term Loan, 9.566%, (TSFR1M + 5.000%), 10/31/27	636,438	0.2
499,016	Altice France S.A. USD Term Loan B11, 7.575%, (US0003M + 2.750%), 07/31/25	491,921	0.2
967,514	Asurion LLC 2020 Term Loan B8, 8.090%, (US0001M + 3.250%), 12/23/26	902,207	0.3
530,000	Asurion LLC 2021 2nd Lien Term Loan B3, 10.090%, (US0001M + 5.250%), 01/31/28	444,372	0.2
462,640	Asurion LLC 2021 Term Loan B9, 8.090%, (US0001M + 3.250%), 07/31/27	425,629	0.1
431,852	Cablevision Lightpath LLC Term Loan B, 7.934%, (US0001M + 3.250%), 11/30/27	428,397	0.2
979,906	CCI Buyer, Inc. Term Loan, 8.898%, (TSFR1M + 4.000%), 12/17/27	969,127	0.4
318,498	CenturyLink, Inc. 2020 Term Loan B, 7.172%, (US0001M + 2.250%), 03/15/27	212,066	0.1
748,062	CommScope, Inc. 2019 Term Loan B, 8.090%, (US0001M + 3.250%), 04/06/26	721,568	0.3
310,794	Global Tel*Link Corporation 2018 1st Lien Term Loan, 9.076%, (US0003M + 4.250%), 11/29/25	273,644	0.1
378,263	GOGO Intermediate Holdings LLC Term Loan B, 8.697%, (US0003M + 3.750%), 04/30/28	376,135	0.1
596,493	Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B, 9.082%, (SOFRRATE + 4.500%), 02/01/29	590,963	0.2
287,580	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 9.659%, (US0003M + 4.500%), 11/01/24	206,578	0.1
298,500	Venga Finance Sarl 2021 USD Term Loan B, 9.703%, (US0003M + 4.750%), 06/28/29	285,068	0.1
509,894	ViaSat, Inc. Term Loan, 9.422%, (TSFR1M + 4.500%), 03/02/29	498,421	0.2
1,472,765	Zayo Group Holdings, Inc. USD Term Loan, 7.840%, (US0001M + 3.000%), 03/09/27	1,197,236	0.5
450,000	Ziggo Financing Partnership USD Term Loan I, 7.184%, (US0001M + 2.500%), 04/30/28	445,078	0.2
		9,104,848	3.5
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

		Utilities: 0.9%
2,453,615		Nautilus Power, LLC Term Loan B, 9.090%, (US0001M + 4.250%), 05/16/24	$1,729,798	0.7
487,575		Tiger Acquisition, LLC 2021 Term Loan, 8.157%, (TSFR1M + 3.250%), 06/01/28	477,214	0.2
			2,207,012	0.9

		Total Loans (Cost $253,273,071)	235,414,948	91.6

CORPORATE BONDS/NOTES: 6.1%

		Basic Materials: 0.3%
500,000	#	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/26	453,710	0.2
500,000	#	LSF11 A5 Holdco LLC, 6.625%, 10/15/29	421,028	0.1
			874,738	0.3

		Communications: 0.5%
500,000	#	CommScope, Inc., 4.750%, 09/01/29	417,250	0.1
500,000	#	LCPR Senior Secured Financing DAC, 6.750%, 10/15/27	472,703	0.2
500,000	#	ViaSat, Inc., 5.625%, 04/15/27	469,950	0.2
			1,359,903	0.5

		Consumer, Cyclical: 1.6%
500,000		Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/28	465,047	0.2
500,000		Ford Motor Credit Co. LLC, 4.125%, 08/17/27	458,802	0.2
500,000	#	Gap, Inc./The, 3.875%, 10/01/31	347,385	0.1
220,000	#	Macy's Retail Holdings LLC, 5.875%, 03/15/30	195,517	0.1
500,000	#	Sonic Automotive, Inc., 4.625%, 11/15/29	419,448	0.1
500,000	#	SRS Distribution, Inc., 6.125%, 07/01/29	422,500	0.2
500,000	#	Taylor Morrison Communities, Inc., 5.750%, 01/15/28	492,328	0.2
500,000	#	Tempur Sealy International, Inc., 3.875%, 10/15/31	418,015	0.1
500,000	#	Williams Scotsman International, Inc., 4.625%, 08/15/28	455,446	0.2
500,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/27	473,090	0.2
			4,147,578	1.6

		Consumer, Non-cyclical: 0.7%
500,000	#	ADT Security Corp./The, 4.125%, 08/01/29	446,512	0.2
500,000	#	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/30	467,235	0.2
500,000	#	Primo Water Holdings, Inc., 4.375%, 04/30/29	436,893	0.1
500,000		Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/27	467,339	0.2
			1,817,979	0.7

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Energy: 1.1%
500,000	#	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/28	$480,480	0.2
500,000	#	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/28	449,200	0.2
500,000	#	Hess Midstream Operations L.P., 4.250%, 02/15/30	447,147	0.2
500,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/30	461,700	0.2
500,000	#	SunCoke Energy, Inc., 4.875%, 06/30/29	435,914	0.1
500,000		Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/29	459,583	0.2
			2,734,024	1.1

		Financial: 0.7%
500,000	#	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/28	448,088	0.2
500,000		OneMain Finance Corp., 5.375%, 11/15/29	421,150	0.2
500,000	#	PRA Group, Inc., 5.000%, 10/01/29	418,955	0.1
500,000	#	United Wholesale Mortgage LLC, 5.750%, 06/15/27	445,471	0.2
			1,733,664	0.7

		Industrial: 0.8%
500,000	#	Cargo Aircraft Management, Inc., 4.750%, 02/01/28	447,635	0.1
250,000	#	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/28	237,705	0.1
500,000	#	PGT Innovations, Inc., 4.375%, 10/01/29	452,500	0.2
500,000	#	Rolls-Royce PLC, 5.750%, 10/15/27	498,557	0.2
500,000	#	Standard Industries, Inc./NJ, 4.750%, 01/15/28	467,798	0.2
			2,104,195	0.8

		Technology: 0.4%
550,000	#	Entegris Escrow Corp., 6.950%, 06/15/30	533,632	0.2
500,000	#	Open Text Corp., 3.875%, 12/01/29	421,447	0.2
			955,079	0.4

		Total Corporate Bonds/Notes (Cost $16,327,225)	15,727,160	6.1

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.8%

408,271	(4),(7)	24 Hour Fitness Worldwide, Inc.	2,450	0.0
544,388	(4),(7)	24 Hour Fitness Worldwide, Inc. - Preferred	2,722	0.0
50,201	(4)	Cineworld Group PLC	–	0.0
69,381	(7)	Cumulus Media, Inc. Class-A	256,016	0.1
1,674	(4)	GTT Communications, Inc.	20,925	0.0
Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: (continued)

7,543	(4),(7)	Harvey Gulf International Marine LLC	$173,489	0.1
4,783	(4),(7)	Harvey Gulf International Marine LLC - Warrants	110,009	0.0
7,471	(4),(7)	iQor	5,603	0.0
102,480	(4),(7)	Longview Power LLC	1,229,760	0.5
6,829	(4)	Riverbed Technology, Inc.	69	0.0
88,701	(4),(7)	Save-A-Lot, Inc. / Moran Foods	29,537	0.0
42,856	(4),(7)	The Oneida Group (formerly EveryWare Global, Inc.)	428	0.0
24,491	(4)	Yak Access, LLC Series A Common Equity	1,224	0.0
580,823	(4)	Yak Access, LLC Series A Preferred Equity	290,412	0.1
5,388	(4)	Yak Access, LLC Series B Common Equity	269	0.0
1,117,890	(4)	Yak Access, LLC Series B-1 Preferred Equity	44,716	0.0
23,080	(4)	Yak Access, LLC Series B-2 Preferred Equity	231	0.0

		Total Equities and Other Assets (Cost $4,251,974)	2,167,860	0.8
		Total Investments (Cost $273,852,270)	$253,309,968	98.5
		Assets in Excess of Other Liabilities	3,779,310	1.5
		Net Assets	$257,089,278	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	All or a portion of this Loan is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(3)	Loan is not accruing income because the borrower has missed or is expected to miss principal and/or interest payments. The rate shown is the contractual interest rate.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Defaulted loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.
(6)	The borrower has filed for protection in federal bankruptcy court.
(7)	Non-income producing security.

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2023 (CONTINUED)

Reference Rate Abbreviations:
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2023
Asset Table
Investments, at fair value
Loans	$—	$235,414,948	$—	$235,414,948
Equities and Other Assets	256,016	—	1,911,844	2,167,860
Corporate Bonds/Notes	—	15,727,160	—	15,727,160
Total Investments, at fair value	$256,016	$251,142,108	$1,911,844	$253,309,968

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $274,617,618.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,454,018
Gross Unrealized Depreciation	(22,761,668)
Net Unrealized Depreciation	$(21,307,650)

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2023 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.5241
Class C	NII	$0.4607
Class I	NII	$0.5452
Class R	NII	$0.5030
Class W	NII	$0.5452

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), Voya Floating Rate Fund designates 95.04% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2023.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 - Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 - Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 - Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2007 - Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 - Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).

36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2007 - Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 - Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 - Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 - Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)	Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Floating Rate Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contracts,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the

38

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in the management fee schedule that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

39

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, the fourth quintile for the ten-year period, and the fifth quintile for the three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Fund’s performance during certain periods; (2) the impact of security selection and sector positioning on the Fund’s performance; (3) recent changes to the Fund’s investment strategy and the Board’s consideration that it is reasonable to provide more time for the purpose of evaluating any impact on performance; and (4) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels.; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.

41

Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts, 02116

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com

163061 (0323-052523)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended March 31, 2023 and March 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,340 for the year ended March 31, 2023 and $173,700 for the year ended March 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2023 and $0 for the year ended March 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $61,300 for the year ended March 31, 2023 and $61,300 for the year ended March 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2023 and $0 for the year ended March 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended March 31, 2023 and March 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Funds Trust	$61,300	$61,300
Voya Investments, LLC (1)	$12,786,749	$12,427,919

__________________________________

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1) Not applicable.

(a)(2)(3) Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2023